UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 13 of its series, Wells Fargo Advantage California Limited-Term Tax-Free Fund, Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage Colorado Tax-Free Fund, Wells Fargo Advantage High Yield Municipal Bond Fund, Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Minnesota Tax-Free Fund, Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage North Carolina Tax-Free Fund, Wells Fargo Advantage Pennsylvania Tax-Free Fund, Wells Fargo Advantage Short-Term Municipal Bond Fund, Wells Fargo Advantage Strategic Municipal Bond Fund, Wells Fargo Advantage Ultra Short-Term Municipal Income Fund, and Wells Fargo Advantage Wisconsin Tax-Free Fund. Each series has a June 30 fiscal year end.

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

California Limited-Term Tax-Free Fund

Annual Report

June 30, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage California Limited-Term Tax-Free Fund for the 12-month period that ended June 30, 2013. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and uncertainty surrounding fiscal policies. Interest rates remained low throughout much of the period but jumped in May and June 2013 in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. Municipal bond returns were positive in the first three quarters of the period but then turned negative in the second quarter of 2013. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade municipal bonds throughout the country, gained 0.24% for the 12-month period that ended June 30, 2013.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. Gross domestic product (GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

On the fiscal front, presidential elections in November 2012, fiscal cliff negotiations at year-end, and effects of less federal spending due to sequestration were accompanied

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	3

by shifts in municipal investor sentiment. For example, with an Obama victory in the November 2012 presidential election, investor demand for municipal bonds surged because of investor expectations that higher taxes would create greater long-term demand for tax-free municipal bonds. However, investor demand waned as fiscal cliff discussions suggested the tax-exempt status of municipal bonds could be eliminated.

Municipal bond yields reflected changes in U.S. Treasury rates.

Similar to Treasury yield changes, municipal yields also were near historic lows most of the period before spiking higher in the second quarter of 2013. Ten-year municipal bond yields hovered near 2.00% for most of the period before jumping to 2.95% at the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

4	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Adrian Van Poppel

Average annual total returns (%) as of June 30, 2013

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SFCIX)	11-18-1992	(0.46)	3.06	2.69	1.59	3.48	2.90	0.85	0.81
Class C (SFCCX)	8-30-2002	(0.27)	2.68	2.12	0.73	2.68	2.12	1.60	1.56
Administrator Class (SCTIX)	9-6-1996	–	–	–	1.79	3.70	3.15	0.79	0.61
Barclays Municipal 1-5 Year Blend Index[3]	–	–	–	–	0.46	3.52	3.14	–	–
Barclays California Municipal 1-5 Year Blend Index[4]	–	–	–	–	0.66	3.55	3.19	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	5

Growth of $10,000 investment[5] as of June 30, 2013

1.	Reflects the expense ratios as stated in the most recent prospectuses.

2.	The Adviser has committed through October 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.80% for Class A, 1.55% for Class C, and 0.60% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays Municipal 1-5 Year Blend Index is the 1-5 Year Blend Component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

4.	The Barclays California Municipal 1-5 Year Blend Index is the 1-5 Year Blend Component of the Barclays California Municipal Bond Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays 1-5 Year Municipal Blend Index and the Barclays 1-5 Year California Municipal Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

6.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

7.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmarks, the Barclays Municipal 1-5 Year Blend Index and the Barclays California Municipal 1–5 Year Blend Index, for the 12-month period that ended June 30, 2013. The main reasons were the Fund’s credit profile, which was overweight in BBB-rated bonds, and its sector allocation, which was overweight in local general-obligation (GO) bonds and special tax bonds.

■	The Fund’s overweight in BBB-rated bonds with relatively short maturities allowed us to maintain a competitive yield without significant duration risk. The Fund’s best-performing sectors were transportation and resource recovery bonds; however, their small weight limited their contribution to performance. Special tax revenue and local GO bonds were our largest sector weightings, and our security selection within these sectors helped results.

■	Because we expect an improving economy will lead to a gradual increase in interest rates, we focused on defensively structured bonds that we expect to outperform in a rising-rate environment, and we maintained a shorter relative-duration stance throughout the year. Additionally, our yield-curve strategy invested in the steeper parts of the yield curve while keeping a large liquidity position to redeploy in a higher-rate environment.

Yields were near record lows but spiked in the second quarter of 2013.

After reaching a historic-low yield of 1.39% in July 2012, the 10-year Treasury bond traded in a volatile range between 1.85% and 2.60% the balance of the year. The Federal Reserve’s (Fed’s) quantitative easing (QE) program of buying Treasuries and mortgages, as well as the flight-to-quality trade from ongoing problems in Europe, competed with gradually improving economic data in the U.S. Investors were also uncertain how the presidential election and fiscal cliff outcome would affect the economy. As we moved into 2013, Treasury yields remained range-bound as the market tried to determine if the improving labor and housing markets were sustainable. In early May 2013, Treasury yields began moving sharply higher when the market began anticipating a tapering of the Fed’s QE program.

Municipal yields were also volatile during the second half of 2012. In addition to being influenced by Treasury movements, lesser amounts of new-issue supply and increased demand from positive mutual fund flows competed with headlines about municipal bankruptcies and potential changes to the tax-exempt status of municipal bonds. The low interest-rate environment forced many investors to reach for yield, and as a result, strong technical factors overwhelmed fundamentals and kept rates low. Longer-term interest rates moved sharply higher in the second quarter of 2013 largely due to investor expectations for the Fed to taper its quantitative easing program.

Credit quality[6] as of June 30, 2013

The Fund was invested defensively in expectation of higher rates.

The Fund benefited from its exposure to BBB-rated credits and higher-yielding sectors, like lease revenue and special tax bonds. Early in the period, many of these positions experienced spread compression as investors reached for yield, and as yields began to move higher, the additional income helped minimize price declines. The Fund’s higher quality (AAA-rated) bonds were among the worst performers. Additionally, the five-year maturity segment was the worst performing and detracted from the Fund’s performance.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	7

Effective maturity[7] distribution as of June 30, 2013

With the record-low levels of municipal rates, we selectively sold lower-rated credits into strong demand. Our purchases during the period were targeted at defensively structured bonds. These included higher-coupon bonds, premium callable kicker bonds whose yield kicks up if they are not called, and sinking-fund bonds with shorter average lives. Our yield-curve profile was barbelled, allowing us to take advantage of the steeper yield-curve environment while maintaining a large liquidity position in variable-rate demand notes.

Going forward, we expect to continue a defensive posture in the Fund.

Over the longer term, we expect rates are more likely to increase than decrease. Therefore, we continue to position the Fund defensively by maintaining a short duration and investing in the parts of the yield curve that provide the most roll-down opportunity. The labor market appears to be improving, and the Fed has signaled that its quantitative easing will decrease in the near term. Higher municipal rates may ultimately stimulate retail demand and provide a floor for bond prices, as current yields are more attractive than the record lows experienced earlier in the period. As the economy continues to improve, we see several areas that we believe are poised to outperform. It is likely that credit spreads will begin to tighten and enable A- and BBB-rated credits to outperform. In addition, local general-obligation bonds stand to benefit from increased tax revenues. We will continue to seek trading opportunities that add income or relative value to improve total return by focusing on duration, yield-curve positioning, sector and credit allocation, and issue selection.

Please see footnotes on page 5.

8	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,000.94	$3.97	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000.00	$997.21	$7.68	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Administrator Class
Actual	$1,000.00	$1,001.80	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Limited-Term Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 100.10%

California: 90.52%
ABAG Financial Authority For Nonprofit Corporations Children’s Hospital (Health Revenue)	4.25%	12-1-2016	$305,000	$330,940
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Health Revenue)	2.50	7-1-2019	2,250,000	2,206,215
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Housing Revenue)	4.00	7-1-2014	910,000	934,252
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Housing Revenue)	5.00	7-1-2015	995,000	1,063,028
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Housing Revenue)	5.00	7-1-2016	1,045,000	1,143,136
ABAG Financial Authority For Nonprofit Corporations Eskaton Properties Incorporated Obligated Group (Health Revenue)	4.00	11-15-2018	1,285,000	1,355,341
ABAG Financial Authority For Nonprofit Corporations Jackson Laboratory (Miscellaneous Revenue)	5.00	7-1-2019	730,000	829,930
ABAG Financial Authority For Nonprofit Corporations Jackson Laboratory (Miscellaneous Revenue)	5.00	7-1-2020	815,000	932,018
ABAG Financial Authority For Nonprofit Corporations O’Connor Woods (Health Revenue)	4.00	1-1-2019	955,000	1,022,700
ABAG Financial Authority For Nonprofit Corporations Odd Fellows of California Series A (Health Revenue)	5.00	4-1-2018	1,200,000	1,354,320
ABAG Financial Authority For Nonprofit Corporations Sharp Healthcare Series A (Health Revenue)	5.00	8-1-2019	500,000	569,885
Adelanto CA School District CAB Series B (GO, National/FGIC Insured) ¤	0.00	9-1-2018	3,370,000	2,590,249
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	3,000,000	2,378,700
Alameda County CA COP (Miscellaneous Revenue, Ambac Insured)	5.63	12-1-2015	550,000	609,499
Albany CA Limited Obligation Improvement Bonds Act of 1915 (Miscellaneous Revenue, Ambac Insured)	4.75	9-2-2019	1,305,000	1,310,625
Alhambra CA Police Facilities (Miscellaneous Revenue, Ambac Insured)	6.75	9-1-2023	1,885,000	2,125,187
Alisal CA Unified School District Election of 2006 Series A (GO, AGM Insured)	5.50	8-1-2013	700,000	703,248
Alvord CA Unified School District Series 3306 (GO, AGM/National Insured) 144Aø	0.23	8-1-2030	9,500,000	9,500,000
Alvord CA Unified School District BAN (GO) ¤	0.00	5-1-2015	5,000,000	4,878,550
Alvord CA Unified School District Election of 2007 Series B (GO, AGM Insured) ¤	0.00	8-1-2016	305,000	288,686
Alvord CA Unified School District Election of 2007 Series B (GO, AGM Insured) ¤	0.00	8-1-2017	155,000	148,498
Alvord CA Unified School District Election of 2007 Series B (GO, AGM Insured) ¤	0.00	8-1-2018	475,000	464,294
Alvord CA Unified School District Election of 2007 Series B (GO, AGM Insured) ¤	0.00	8-1-2020	1,605,000	1,615,754
Anaheim CA PFA Convention Center Project Series A (Miscellaneous Revenue, Ambac Insured)	5.25	8-1-2013	1,600,000	1,605,296
Anaheim CA PFA Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured)	6.00	9-1-2014	500,000	531,745
Anaheim CA Redevelopment Agency Merged Project Area Series A (Tax Revenue, AGM Insured)	4.50	2-1-2018	875,000	939,523
Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured)	5.20	1-1-2017	530,000	531,526
Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured) ±	5.25	9-1-2017	1,800,000	1,792,206
Baldwin Park CA Unified School District BAN (GO) ¤	0.00	8-1-2014	500,000	495,250
Bay Area Infrastructure Financing Authority of California Payment Acceleration Notes (Transportation Revenue, National/FGIC Insured)	5.00	8-1-2017	390,000	391,447
Bay Area Infrastructure Financing Authority of California Payment Acceleration Notes (Transportation Revenue, XCLA Insured)	5.00	8-1-2017	100,000	100,408
Bay Area Infrastructure Financing Authority of California Payment Acceleration Notes (Transportation Revenue, National/FGIC Insured)	5.00	8-1-2017	1,070,000	1,120,311

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series C (Transportation Revenue) ±	0.99%	4-1-2045	$5,000,000	$5,017,150
Brentwood CA Infrastructure Financing Authority Series A (Miscellaneous Revenue, AGM Insured)	4.00	9-2-2017	3,825,000	4,080,778
Cabrillo CA Unified School District CAB Series A (GO, Ambac Insured) ¤	0.00	8-1-2015	1,500,000	1,455,345
California Communities Transportation Total Road Improvement COP Series B (Tax Revenue)	2.00	6-1-2014	350,000	353,836
California Communities Transportation Total Road Improvement COP Series B (Tax Revenue)	3.00	6-1-2015	360,000	370,710
California Communities Transportation Total Road Improvement COP Series B (Tax Revenue)	3.00	6-1-2016	370,000	383,416
California Communities Transportation Total Road Improvement COP Series B (Tax Revenue)	3.00	6-1-2017	380,000	391,206
California Communities Transportation Total Road Improvement COP Series B (Tax Revenue)	4.00	6-1-2018	390,000	413,989
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.00	5-1-2014	225,000	227,381
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.00	5-1-2015	230,000	233,356
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.00	5-1-2016	420,000	423,402
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.25	5-1-2017	435,000	436,653
California Department of Transportation COP Series A (Miscellaneous Revenue, National Insured)	5.25	3-1-2016	160,000	160,632
California DWR Central Valley Project Water System Series AM (Water & Sewer Revenue)	5.00	12-1-2017	6,595,000	7,682,120
California Economic Recovery Series A (Tax Revenue) ##	5.00	7-1-2018	3,800,000	4,411,610
California Health Facilities Financing Chinese Hospital Associates (Health Revenue)	5.00	6-1-2019	200,000	228,756
California Health Facilities Financing City of Hope National Medical Center Series A (Health Revenue)	5.00	11-15-2019	750,000	881,130
California Health Facilities Financing Paradise Valley Series A (Health Revenue)	5.00	1-1-2019	600,000	675,096
California Health Facilities Financing Paradise Valley Series A (Health Revenue)	5.00	1-1-2020	600,000	679,182
California HFA AMT Home Mortgage Series D (Housing Revenue, FGIC Insured)	4.20	2-1-2015	2,000,000	2,030,420
California HFA AMT Home Mortgage Series E (Housing Revenue)	4.65	8-1-2022	35,000	34,870
California HFA AMT Home Mortgage Series E (Housing Revenue)	5.00	2-1-2042	370,000	384,759
California HFA AMT Home Mortgage Series G (Housing Revenue)	5.50	8-1-2042	1,350,000	1,406,444
California HFA AMT Home Mortgage Series H (Housing Revenue, FGIC Insured)	5.75	8-1-2030	750,000	783,713
California HFA AMT Home Mortgage Series J (Housing Revenue)	5.75	8-1-2047	445,000	465,203
California HFA AMT Home Mortgage Series L (Housing Revenue, FNMA Insured)	3.95	8-1-2015	1,300,000	1,335,256
California HFA AMT Home Mortgage Series L (Housing Revenue, FGIC/FHA/VA Insured)	4.10	2-1-2015	1,750,000	1,784,860
California HFA AMT Home Mortgage Series M (Housing Revenue)	4.55	8-1-2021	40,000	40,095
California HFA CAB Home Mortgage Series B (Housing Revenue, FHA Insured) ¤	0.00	8-1-2015	5,000	4,101
California HFA Home Mortgage Series A (Housing Revenue, GNMA/FNMA Insured)	3.75	8-1-2020	1,775,000	1,862,721
California HFA Home Mortgage Series D (Housing Revenue, FGIC Insured)	4.30	8-1-2015	475,000	485,688
California HFFA Catholic Healthcare West Series A (Health Revenue)	5.00	3-1-2019	700,000	799,470
California HFFA Catholic Healthcare West Series C (Health Revenue, National Insured) ±(m)(n)	0.21	7-1-2022	5,300,000	4,982,000
California HFFA Catholic Healthcare West Series F (Health Revenue) ±	5.00	7-1-2027	1,000,000	1,045,410
California HFFA Catholic Healthcare West Series I (Health Revenue) ±	4.95	7-1-2026	1,790,000	1,869,637
California HFFA Catholic Healthcare West Series L (Health Revenue)	5.13	7-1-2022	320,000	342,998
California PCFA (Resource Recovery Revenue) ±	5.25	6-1-2023	3,245,000	3,534,130

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Limited-Term Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California PCFA Solid Waste Disposal Waste Management Project Series A (Resource Recovery Revenue) ±	5.13%	7-1-2031	$1,000,000	$1,026,610
California Public Works Board California Community Colleges Series B (Miscellaneous Revenue, National Insured)	5.10	9-1-2013	1,930,000	1,937,604
California Public Works Board California State University Trustees Series B (Miscellaneous Revenue)	5.00	9-1-2013	365,000	366,405
California Public Works Board Department of Corrections Series A (Miscellaneous Revenue)	6.50	9-1-2017	1,895,000	2,060,604
California Public Works Board Department of Corrections Series C (Miscellaneous Revenue)	4.00	6-1-2018	1,625,000	1,794,926
California Public Works Board Department of Corrections Series D (Miscellaneous Revenue, AGM Insured)	5.25	6-1-2015	605,000	633,241
California Public Works Board Department of Corrections Series E (Miscellaneous Revenue, Syncora Guarantee Incorporated Insured)	5.00	6-1-2015	640,000	668,192
California Public Works Board Department of Corrections Series E (Miscellaneous Revenue, National Insured)	5.50	6-1-2015	370,000	386,017
California Public Works Board Department of Corrections State Prisons Series A (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2013	980,000	1,000,257
California Public Works Board Department of General Services Series A (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2017	2,000,000	2,007,120
California Public Works Board Judicial Council Projects Series D (Miscellaneous Revenue)	5.00	12-1-2019	1,000,000	1,160,380
California Public Works Board Trustees California State University Series A (Miscellaneous Revenue)	5.25	10-1-2013	250,000	251,015
California School Cash Reserve Series BB (Miscellaneous Revenue)	2.00	10-1-2013	1,500,000	1,506,165
California School Cash Reserve Series E (Miscellaneous Revenue) %%	2.00	4-1-2014	2,250,000	2,268,563
California School Finance Authority Coastal Academy Project Series A (Education Revenue)	5.00	10-1-2022	400,000	404,404
California State University Hayward Foundation Project (Education Revenue, National/FHA Insured)	5.25	8-1-2025	475,000	475,390
California Statewide CDA (Tax Revenue)	2.00	9-2-2015	2,000,000	2,005,480
California Statewide CDA (Health Revenue)	4.00	5-15-2017	450,000	481,073
California Statewide CDA (Health Revenue)	5.00	5-15-2018	610,000	682,682
California Statewide CDA (Education Revenue)	5.88	7-1-2022	2,395,000	2,476,023
California Statewide CDA American Baptist Homes West (Housing Revenue)	2.10	10-1-2019	2,930,000	2,878,725
California Statewide CDA American Baptist Homes West (Housing Revenue)	4.25	10-1-2015	1,750,000	1,793,435
California Statewide CDA COP (Health Revenue, Radian Insured)	4.00	6-1-2015	325,000	343,200
California Statewide CDA COP Health Facilities Series A (Miscellaneous Revenue, National Insured)	5.50	9-1-2014	500,000	516,270
California Statewide CDA Eskaton Properties Incorporated Obligated Group (Health Revenue)	4.00	11-15-2014	545,000	567,683
California Statewide CDA Eskaton Properties Incorporated Obligated Group (Health Revenue)	4.00	11-15-2015	1,000,000	1,054,450
California Statewide CDA Eskaton Properties Incorporated Obligated Group (Health Revenue)	4.00	11-15-2016	1,000,000	1,063,870
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) ±(m)	0.70	7-1-2040	1,000,000	1,000,000
California Statewide CDA Henry Mayo Memorial Hospital Series B (Health Revenue, Ambac Insured)	4.00	10-1-2014	780,000	790,475
California Statewide CDA International School Peninsula Project (Education Revenue)	4.60	11-1-2013	100,000	100,528
California Statewide CDA Kaiser Permanente Series B (Health Revenue) ±	3.90	8-1-2031	750,000	771,690
California Statewide CDA Kaiser Permanente Series E (Health Revenue) ±	5.00	4-1-2044	4,000,000	4,518,600
California Statewide CDA MFHR ROC RR-II-R-13104CE (Housing Revenue, Citibank NA LIQ) 144Aø	0.56	9-6-2035	2,400,000	2,400,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Statewide CDA MFHR ROC RR-II-R-13105CE (Housing Revenue, Citibank NA LIQ) 144Aø	0.56%	12-14-2016	$6,400,000	$6,400,000
California Statewide CDA Monterey Community Hospital (Health Revenue)	3.25	6-1-2016	415,000	438,352
California Statewide CDA Pleasant Hill Downtown Community (Tax Revenue)	3.00	9-1-2014	190,000	193,601
California Statewide CDA Pleasant Hill Downtown Community (Tax Revenue)	3.00	9-1-2015	235,000	240,995
California Statewide CDA Pleasant Hill Downtown Community (Tax Revenue)	3.00	9-1-2016	145,000	148,545
California Statewide CDA Pleasant Hill Downtown Community (Tax Revenue)	3.00	9-1-2017	150,000	152,190
California Statewide CDA Pleasant Hill Downtown Community (Tax Revenue)	3.00	9-1-2018	235,000	235,689
California Statewide CDA Pleasant Hill Downtown Community (Tax Revenue)	3.50	9-1-2019	240,000	242,923
California Statewide CDA Sherman Oaks Project Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2014	800,000	839,800
California Statewide CDA St. Joseph Hospital (Health Revenue, AGM Insured)	4.50	7-1-2018	910,000	961,479
California Statewide CDA University of California Irvine East Campus Apartments Phase I (Housing Revenue)	5.00	5-15-2017	1,000,000	1,110,670
California Statewide CDA University of California Irvine East Campus Apartments Phase II (Education Revenue)	5.00	5-15-2015	1,500,000	1,606,035
California Statewide CDA University of California Irvine East Campus Apartments Phase II (Education Revenue)	5.00	5-15-2016	380,000	416,001
California University Revenue Systemwide Series A (Education Revenue, FSA Insured, JPMorgan Chase & Company LIQ) ø	0.14	5-1-2015	5,000,000	5,000,000
California (GO, Ambac Insured)	5.00	10-1-2016	10,000	10,038
California Veterans Bonds Series CA (GO)	4.45	12-1-2017	1,000,000	1,057,720
Carlsbad CA Improvement Bond Act of 1915 (Miscellaneous Revenue)	3.00	9-2-2017	415,000	422,711
Carlsbad CA Improvement Bond Act of 1915 (Miscellaneous Revenue)	3.00	9-2-2018	300,000	303,762
Carlsbad CA Improvement Bond Act of 1915 (Miscellaneous Revenue)	3.00	9-2-2019	540,000	537,332
Centinela Valley CA Union High School District CAB Series A (GO, AGM Insured) ¤	0.00	8-1-2015	375,000	360,034
Centralia CA School District (GO, AGM Insured)	4.00	8-1-2018	375,000	408,949
Chula Vista CA COP (Miscellaneous Revenue, National Insured)	4.50	8-1-2016	430,000	435,143
Clovis CA PFA (Water & Sewer Revenue, Ambac Insured)	5.00	8-1-2015	375,000	401,228
Coalinga CA PFA Senior Lien Notes Series A (Miscellaneous Revenue, Ambac Insured)	5.85	9-15-2013	255,000	256,974
Colton CA PFA Series A (Utilities Revenue)	4.00	4-1-2019	415,000	450,221
Compton CA Community College District (GO)	5.00	7-1-2017	1,225,000	1,344,340
Compton CA Community RDA 2nd Lien (Tax Revenue)	3.00	8-1-2013	855,000	855,111
Compton CA Community RDA 2nd Lien (Tax Revenue)	3.50	8-1-2014	1,130,000	1,135,175
Compton CA Community RDA Series A (Tax Revenue, Ambac Insured)	5.00	8-1-2013	2,245,000	2,251,488
Compton CA Solid Waste Management Facilities (Resource Recovery Revenue)	4.80	8-1-2020	155,000	166,453
Compton CA Unified School District Election of 2002 CAB Series D (GO, Ambac Insured) ¤	0.00	6-1-2017	3,575,000	3,186,648
Contra Costa County CA Transportation Authority (Tax Revenue) ±	0.50	3-1-2034	2,000,000	2,006,200
Corona Norco CA Unified School District Junior Lien Series B (Tax Revenue)	2.00	9-1-2015	220,000	220,398
Corona Norco CA Unified School District Junior Lien Series B (Tax Revenue)	2.50	9-1-2016	445,000	444,911
Corona Norco CA Unified School District Junior Lien Series B (Tax Revenue)	2.75	9-1-2017	470,000	466,649
Corona Norco CA Unified School District Junior Lien Series B (Tax Revenue)	3.00	9-1-2018	475,000	469,642
Corona Norco CA Unified School District Junior Lien Series B (Tax Revenue)	4.00	9-1-2017	500,000	528,525
Corona Norco CA Unified School District Junior Lien Series B (Tax Revenue)	5.00	9-1-2019	500,000	554,480
Culver City CA RDFA (Tax Revenue, Ambac Insured)	5.50	11-1-2014	675,000	688,061
Culver City CA Redevelopment Agency CAB Tax Allocation A (Tax Revenue) ¤	0.00	11-1-2019	2,575,000	1,999,307
Cypress CA Elementary School District (Miscellaneous Revenue)	2.00	5-1-2017	335,000	331,697
Cypress CA Elementary School District (Miscellaneous Revenue)	2.25	5-1-2018	455,000	444,963
Cypress CA Elementary School District (Miscellaneous Revenue)	2.50	5-1-2019	485,000	470,077
Delano County CA Financing Authority Police Station Project Series A (Miscellaneous Revenue)	4.00	12-1-2016	1,040,000	1,110,793

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Limited-Term Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Dixon CA Unified School District (GO, AGM Insured)	4.00%	8-1-2019	$805,000	$871,920
Dixon CA Unified School District (GO, AGM Insured)	5.00	8-1-2020	1,095,000	1,249,702
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10-1-2016	460,000	469,550
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10-1-2017	475,000	481,284
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10-1-2018	485,000	485,761
El Cerrito CA Redevelopment Agency Tax Allocation Series A (Tax Revenue, National Insured)	5.00	7-1-2019	690,000	690,041
El Dorado CA Community Facilities District #19-1 (Tax Revenue)	4.00	9-1-2018	1,000,000	1,063,020
El Dorado CA Community Facilities District #92-1 (Tax Revenue)	4.00	9-1-2017	1,135,000	1,210,886
El Dorado CA Irrigation District & Water Agency Series A (Miscellaneous Revenue, National/FGIC Insured)	5.00	3-1-2017	500,000	514,385
Emeryville CA PFA Emeryville Redevelopment Project Series A (Miscellaneous Revenue, National Insured)	5.25	9-1-2015	1,265,000	1,272,021
Emeryville CA PFA Emeryville Redevelopment Project Series A (Miscellaneous Revenue, National Insured)	5.25	9-1-2017	1,400,000	1,405,810
Emeryville CA PFA Emeryville Redevelopment Project Series A (Miscellaneous Revenue, National Insured)	5.25	9-1-2020	1,635,000	1,638,989
Encinitas CA Community Facilities District Ranch Public Improvements Project (Tax Revenue)	4.00	9-1-2017	1,180,000	1,265,715
Folsom Cordova CA Unified School District School Facilities Improvement District #1 Series A (GO, National Insured)	5.50	10-1-2015	370,000	371,317
Fontana CA PFA (Miscellaneous Revenue, Ambac Insured)	5.25	9-1-2017	1,015,000	1,068,399
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.50	10-1-2017	50,000	50,312
Fontana CA RDA Sierra Corridor Commercial Redevelopment Project (Tax Revenue, National/FGIC Insured)	4.50	9-1-2015	825,000	863,503
Fontana CA Unified School District (GO)	4.00	8-1-2020	3,620,000	3,960,135
Fontana CA Unified School District PUTTERS Series 2668 (GO, AGM Insured, JPMorgan Chase & Company LIQ) 144Aø	0.14	2-1-2016	3,765,000	3,765,000
Foothill-Eastern CA Transportation Corridor Agency CAB (Transportation Revenue, National Insured) ¤	0.00	1-15-2017	580,000	473,367
Fowler CA Unified School District School Facilities Improvement District #1 (GO, National Insured)	5.20	7-1-2020	1,730,000	1,927,047
Fresno CA Unified School District Series C (GO, National Insured)	5.80	2-1-2015	475,000	512,568
Fresno County CA Financing Authority Lease Series A (Miscellaneous Revenue, AGM Insured)	3.00	8-1-2019	970,000	999,507
Fullerton CA Community Facilities District (Tax Revenue)	3.50	9-1-2017	565,000	587,171
Fullerton CA Community Facilities District (Tax Revenue)	4.00	9-1-2018	610,000	640,805
Fullerton CA Community Facilities District (Tax Revenue)	4.00	9-1-2019	665,000	688,275
Garden Grove CA Agency for Community Development (Tax Revenue, Ambac Insured)	5.25	10-1-2016	600,000	604,110
Gilroy CA PFFA BAN (Miscellaneous Revenue)	3.00	11-1-2013	3,000,000	3,006,900
Golden Empire CA Schools Finance Authority Kern High School District Project (Miscellaneous Revenue) ±	0.36	5-1-2014	2,000,000	2,000,300
Golden West CA Schools Financing Authority 1998 CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	2-1-2014	455,000	453,044
Golden West CA Schools Financing Authority 1998 CAB Series A (Miscellaneous Revenue, National Insured)	6.60	2-1-2016	650,000	673,088
Golden West CA Schools Financing Authority 1999 CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	2-1-2014	235,000	233,461
Golden West CA Schools Financing Authority 1999 CAB Series A (Miscellaneous Revenue, National Insured)	5.75	2-1-2015	200,000	213,008
Golden West CA Schools Financing Authority 1999 CAB Series A (Miscellaneous Revenue, National Insured)	5.75	8-1-2015	265,000	287,077
Hawthorne CA School District Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2015	100,000	96,009

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Hawthorne CA School District Election of 2008 Series A (GO, AGM Insured) ¤	0.00%	8-1-2016	$155,000	$143,676
Hawthorne CA School District Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2017	165,000	147,668
Hayward CA Unified School District COP (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2016	300,000	313,341
Hayward CA Unified School District COP (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2017	705,000	734,702
Hayward CA Unified School District COP (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2018	725,000	748,338
Hayward CA Unified School District COP (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2019	750,000	767,618
Hemet CA Unified School District COP (Miscellaneous Revenue) ±	1.06	10-1-2036	7,500,000	7,503,825
Horicon CA Elementary School District (GO, Ambac Insured)	4.00	8-1-2013	280,000	280,652
Horicon CA Elementary School District (GO, Ambac Insured)	4.00	8-1-2014	295,000	302,381
Imperial CA Community College TRAN (Miscellaneous Revenue)	2.00	12-2-2013	7,300,000	7,329,711
Imperial CA PFA Wastewater Facility (Water & Sewer Revenue)	4.00	10-15-2014	490,000	508,689
Imperial CA PFA Wastewater Facility (Water & Sewer Revenue)	4.00	10-15-2016	265,000	282,299
Industry CA PFA Tax Allocation Revenue Bond (Tax Revenue, National Insured)	4.00	5-1-2018	1,000,000	1,006,870
Inland Valley CA Development Agency Series B (Tax Revenue) ±	4.25	3-1-2041	2,500,000	2,593,975
Inland Valley CA Development Agency Series C (Tax Revenue) ±	4.50	3-1-2041	3,000,000	3,165,150
Irvine CA Limited Obligation Improvement Bonds Reassessment District #12-1 (Miscellaneous Revenue)	4.00	9-2-2018	1,325,000	1,432,935
Irvine CA Public Facilities & Infrastructure Authority Series A (Miscellaneous Revenue)	3.00	9-2-2018	1,200,000	1,189,692
JPMorgan Chase & Company PUTTERS/DRIVERS Series 3656Z (GO, National Insured, JPMorgan Chase & Company LIQ) 144Aø	0.18	1-1-2014	3,500,000	3,500,000
Kern CA Community College District COP (Miscellaneous Revenue)	4.00	4-1-2014	1,485,000	1,518,784
Keyes CA Unified School District CAB (GO, National/FGIC Insured) ¤	0.00	8-1-2013	145,000	144,716
Keyes CA Unified School District CAB (GO, National/FGIC Insured) ¤	0.00	8-1-2015	150,000	141,885
Keyes CA Unified School District CAB (GO, National/FGIC Insured) ¤	0.00	8-1-2016	155,000	140,985
La Quinta CA Financing Authority Series A (Tax Revenue, Ambac Insured)	5.25	9-1-2015	940,000	987,865
Lake Elsinore CA PFFA (Tax Revenue, Ambac Insured)	4.00	9-1-2016	1,830,000	1,910,172
Lake Elsinore CA School Financing Authority (Tax Revenue)	3.00	9-1-2016	1,420,000	1,446,866
Lammersville CA Joint Unified School Community Facilities District #2002 (Tax Revenue)	2.00	9-1-2014	675,000	681,831
Lammersville CA Joint Unified School Community Facilities District #2002 (Tax Revenue)	2.00	9-1-2015	750,000	752,963
Lancaster CA RDA Combined Redevelopment Project Areas (Tax Revenue)	4.50	8-1-2014	750,000	763,530
Lancaster CA RDA Combined Redevelopment Project Areas (Tax Revenue)	4.75	8-1-2015	585,000	603,667
Lindsay CA Unified School District COP (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2014	340,000	353,943
Loma Linda CA University Medical Center Project Series A (Housing Revenue, Ambac Insured)	5.15	12-1-2013	500,000	507,205
Long Beach CA Bond Finance Authority Natural Gas Purchase Series A (Utilities Revenue)	5.00	11-15-2015	1,250,000	1,320,188
Long Beach CA Harbor AMT Series A (Airport Revenue, National Insured)	5.00	5-15-2016	500,000	534,545
Long Beach CA Senior Refunding Bonds Series B (Airport Revenue)	4.00	6-1-2014	995,000	1,026,064
Los Alamitos CA Unified School District TRAN (GO) ¤	0.00	9-1-2016	1,000,000	950,140
Los Angeles CA CDA Earthquake Disaster Project Series D (Tax Revenue)	5.00	9-1-2014	255,000	266,972
Los Angeles CA CDA Earthquake Disaster Project Series D (Tax Revenue)	5.00	9-1-2015	375,000	397,688
Los Angeles CA Community Redevelopment Agency (Tax Revenue, AGM Insured)	5.50	12-1-2018	2,225,000	2,367,867
Los Angeles CA COP Hollywood Presbyterian Medical Center (Miscellaneous Revenue)	9.63	7-1-2013	85,000	85,060
Los Angeles CA Unified School District COP Multiple Properties Series A (Miscellaneous Revenue)	5.00	12-1-2015	1,750,000	1,916,985
Los Angeles CA Unified School District Election of 2004 Series F (GO, FGIC Insured)	5.00	7-1-2020	2,500,000	2,759,200
Los Angeles County CA Capital Asset Leasing Corporation Series B (Miscellaneous Revenue, Ambac Insured)	6.00	12-1-2014	200,000	212,634

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Limited-Term Tax-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Los Angeles County CA Capital Asset Leasing Corporation Series B (Miscellaneous Revenue, Ambac Insured)	6.00%	12-1-2015	$1,835,000	$2,017,032
Los Angeles County CA Capital Asset Leasing Corporation Series B (Miscellaneous Revenue, Ambac Insured)	6.00	12-1-2016	3,285,000	3,692,471
Los Angeles County CA Community Facilities District #5 Rowland Heights Area (Tax Revenue, AGM Insured)	5.00	9-1-2019	1,000,000	1,007,530
Los Angeles County CA COP CAB Disney Package Projects (Miscellaneous Revenue) ¤	0.00	3-1-2014	100,000	99,594
Los Angeles County CA COP CAB Disney Package Projects (Miscellaneous Revenue) ¤	0.00	3-1-2017	675,000	623,768
Los Angeles County CA Metropolitan Transportation Authority Series A (Tax Revenue)	5.00	7-1-2017	7,880,000	9,076,972
Los Angeles County CA Public Works Financing Authority Master Project Series A (Miscellaneous Revenue, National/FGIC Insured)	5.00	9-1-2014	690,000	723,424
Los Angeles County CA Public Works Financing Authority Master Project Series A (Miscellaneous Revenue, National Insured)	5.00	12-1-2016	1,715,000	1,852,560
Los Angeles County CA Public Works Financing Authority Master Project Series B (Miscellaneous Revenue, National/FGIC Insured)	5.00	9-1-2018	400,000	430,960
Los Angeles County CA Public Works Multiple Capital Projects (Miscellaneous Revenue)	5.00	8-1-2020	500,000	583,470
Los Angeles County CA Schools Regionalized Business Services Corporation Series A (Miscellaneous Revenue, AGM Insured)	3.00	9-1-2017	595,000	612,273
Los Angeles County CA Schools Regionalized Business Services Corporation Series B (Miscellaneous Revenue, National Insured)	5.00	6-1-2016	1,000,000	1,088,570
Los Angeles County CA Schools Regionalized Business Services Corporation Series B (Miscellaneous Revenue, National Insured)	5.00	6-1-2017	1,010,000	1,115,767
Lynwood CA Unified School District CAB (GO) ¤	0.00	8-1-2014	2,000,000	1,986,320
Mendocino County CA COP Series A (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2015	1,020,000	1,053,599
Mendocino County CA COP Series A (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2017	1,085,000	1,110,823
Merced CA RDA Series A (Tax Revenue, Ambac Insured) ¤	0.00	12-1-2017	765,000	633,336
Merced CA RDA Series A (Tax Revenue)	5.25	9-1-2020	940,000	923,221
Merced CA Union High School CAB Series A (GO, National/FGIC Insured) ¤	0.00	8-1-2019	2,190,000	1,809,816
Modesto CA Irrigation District Electric Refunding Revenue Bond Series A (Utilities Revenue)	5.00	7-1-2020	500,000	582,705
Monrovia CA RDA Subordinated Central Redevelopment Project #1 (Tax Revenue)	4.00	8-1-2016	725,000	762,193
Monrovia CA RDA Subordinated Central Redevelopment Project #1 (Tax Revenue)	4.00	8-1-2017	755,000	792,765
Monrovia CA RDA Subordinated Central Redevelopment Project #1 (Tax Revenue)	4.00	8-1-2018	785,000	816,149
Monrovia CA RDA Subordinated Central Redevelopment Project #1 (Tax Revenue)	4.00	8-1-2019	815,000	837,160
Moreno Valley CA PFA (Miscellaneous Revenue, Ambac Insured)	5.00	11-1-2013	580,000	588,248
Moreno Valley CA Unified School District Financing Authority Series A (Tax Revenue, AGM Insured)	5.00	8-15-2014	1,000,000	1,005,840
Mount Pleasant CA Elementary School District CAB Election of 1998 Series S (GO, Ambac Insured) ¤	0.00	9-1-2014	1,070,000	1,057,823
Murrieta CA PFA (Tax Revenue)	5.00	9-1-2017	870,000	959,801
Natomas CA Unified School District (GO, AGM Insured)	3.00	9-1-2017	955,000	1,002,578
Natomas CA Unified School District (GO, AGM Insured)	3.00	9-1-2018	1,025,000	1,071,863
Natomas CA Unified School District (GO, AGM Insured)	3.00	9-1-2019	1,000,000	1,027,070
New Haven CA Unified School District (GO, AGM Insured)	12.00	8-1-2013	905,000	914,566
Newhall CA School District BAN School Facilities Improvement (GO) ¤	0.00	8-1-2017	10,000,000	9,337,800
Norco CA RDA Redevelopment Project Area #1 (Tax Revenue)	4.00	3-1-2014	100,000	102,095
North City CA West School Facilities Financing Authority Series C (Tax Revenue, Ambac Insured)	5.00	9-1-2018	1,125,000	1,245,701

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Norwalk CA Community Facilities Financing Series A (Miscellaneous Revenue, AGM Insured)	4.00%	6-1-2018	$415,000	$444,175
Norwalk CA Community Facilities Financing Series A (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2019	280,000	298,634
Norwalk CA Community Facilities Financing Series A (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2020	350,000	370,685
Norwalk CA Community Facilities Financing Series B (Miscellaneous Revenue, AGM Insured) %%	4.00	6-1-2018	610,000	649,845
Norwalk CA Community Facilities Financing Series B (Miscellaneous Revenue, AGM Insured) %%	4.00	6-1-2019	625,000	661,888
Norwalk CA Community Facilities Financing Series B (Miscellaneous Revenue, AGM Insured) %%	4.00	6-1-2020	650,000	681,376
Oakland CA Financing Authority Housing Set-Aside (Tax Revenue, Ambac Insured)	5.00	9-1-2018	2,000,000	2,119,160
Oakland CA Joint Powers Financing Authority Oakland Convention Centers (Miscellaneous Revenue, Ambac Insured)	5.50	10-1-2013	1,905,000	1,924,088
Oakland CA Joint Powers Financing Authority Oakland Convention Centers (Miscellaneous Revenue, Ambac Insured)	5.50	10-1-2014	680,000	711,096
Oakland CA Joint Powers Financing Authority Series A1 (Miscellaneous Revenue, AGM Insured)	5.25	1-1-2017	1,885,000	2,093,594
Oakland CA RDA Sub Tax Allocation Centre Distribution (Tax Revenue, National/FGIC Insured)	5.50	9-1-2015	875,000	877,809
Oakland CA Redevelopment Agency Central District Project (Tax Revenue, National/FGIC Insured)	5.50	9-1-2017	800,000	802,056
Oakland CA Unified School District (GO, National/FGIC Insured)	4.00	8-1-2015	185,000	193,319
Oakland CA Unified School District Alameda County Election of 2000 (GO, National Insured)	5.00	8-1-2015	500,000	532,700
Oakland CA Unified School District Alameda County Election of 2000 (GO, National Insured)	5.00	8-1-2016	530,000	561,524
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	3.00	8-1-2013	820,000	821,689
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	3.00	8-1-2015	640,000	654,906
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	3.00	8-1-2016	540,000	552,631
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	4.00	8-1-2014	435,000	447,920
Oakland-Alameda County CA Coliseum Authority Series A (Miscellaneous Revenue)	5.00	2-1-2019	3,000,000	3,373,860
Orange Cove CA Irrigation District (Water & Sewer Revenue)	3.15	2-1-2019	660,000	658,416
Oxnard CA Harbor District Series A (Airport Revenue)	5.00	8-1-2015	1,960,000	2,071,544
Oxnard CA Harbor District Series A (Airport Revenue)	5.00	8-1-2018	2,275,000	2,449,311
Pacifica CA COP City of Pacifica Financing Authority (Miscellaneous Revenue, Ambac Insured)	4.50	1-1-2016	1,090,000	1,152,773
Palm Desert CA Financing Authority Housing Set-Aside (Tax Revenue, National Insured)	5.00	10-1-2013	1,200,000	1,210,860
Palm Springs CA Airport Sub Lien Palm Springs International Airport (Airport Revenue)	5.20	7-1-2013	410,000	410,070
Palm Springs CA Airport Sub Lien Palm Springs International Airport (Airport Revenue)	5.30	7-1-2013	45,000	45,008
Palm Springs CA Airport Sub Lien Palm Springs International Airport (Airport Revenue)	5.30	7-1-2014	430,000	437,985
Palm Springs CA Financing Authority Convention Center Project Series A (Miscellaneous Revenue)	3.00	11-1-2017	1,280,000	1,311,974
Palmdale CA Financing Authority Lease Refunding (Miscellaneous Revenue, AGM Insured)	4.00	9-1-2019	545,000	575,384
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	2.50	9-2-2015	285,000	290,954
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	2.50	9-2-2016	330,000	334,498
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	3.00	9-2-2018	415,000	423,591

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Limited-Term Tax-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	4.00%	9-2-2021	$450,000	$469,985
Palo Verde CA Unified School District FlexFund Program (Lease Revenue)	4.80	9-1-2027	871,032	890,839
Palomar CA Palomar County Election of 2006 Series B (GO) ¤	0.00	8-1-2016	250,000	237,580
Palomar CA Palomar County Election of 2006 Series B (GO) ¤	0.00	8-1-2017	880,000	807,585
Palomar Pomerado CA Health System CAB (GO, National Insured) ¤	0.00	8-1-2017	2,000,000	1,828,000
Patterson CA Joint Unified School District CAB Series A (GO, National/FGIC Insured) ¤	0.00	8-1-2015	140,000	131,636
Pioneers CA Memorial Healthcare District (GO)	4.00	10-1-2015	400,000	419,696
Pioneers CA Memorial Healthcare District (GO)	4.00	10-1-2017	810,000	869,195
Poway CA Community Facilities District #88-1 Parkway Business (Tax Revenue)	3.63	8-15-2014	1,100,000	1,125,102
Poway CA RDA Paguay Redevelopment Project Series A (Tax Revenue, National Insured)	4.50	6-15-2014	580,000	581,705
Poway CA RDA Paguay Redevelopment Project Series A (Tax Revenue, National Insured)	5.25	6-15-2017	1,190,000	1,194,570
Poway CA Unified School District (Tax Revenue)	3.00	9-15-2017	625,000	647,050
Poway CA Unified School District (Tax Revenue)	3.00	9-15-2018	755,000	770,727
Poway CA Unified School District (Tax Revenue)	3.00	9-15-2019	975,000	976,073
Poway CA Unified School District (Tax Revenue)	4.00	9-15-2020	335,000	352,232
Poway CA Unified School District (Tax Revenue)	4.00	9-15-2021	325,000	337,080
Poway CA Unified School District Community Facilities District #6 4S Ranch (Tax Revenue)	4.00	9-1-2017	500,000	534,735
Poway CA Unified School District Community Facilities District #6 4S Ranch (Tax Revenue)	4.00	9-1-2018	450,000	479,705
Poway CA Unified School District PFA Tranche Series B (Miscellaneous Revenue, AGM Insured, Dexia Credit Local SPA) ¤	0.00	12-1-2042	2,080,000	2,059,387
Rancho Cucamonga CA Redevelopment Agency Rancho Redevelopment Project (Tax Revenue, AGM Insured)	5.00	9-1-2013	500,000	501,895
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.00	9-1-2013	230,000	230,830
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.00	9-1-2014	620,000	632,264
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.13	9-1-2015	675,000	695,588
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.50	9-1-2016	725,000	752,971
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO) ¤	0.00	8-1-2016	225,000	213,374
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO) ¤	0.00	8-1-2018	345,000	302,317
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO) ¤	0.00	8-1-2020	460,000	361,799
Ridgecrest CA Redevelopment Agency Ridgecrest Redevelopment Project (Tax Revenue)	3.38	6-30-2014	1,060,000	1,076,409
Ridgecrest CA Redevelopment Agency Ridgecrest Redevelopment Project (Tax Revenue)	3.75	6-30-2015	630,000	648,446
Riverside CA Community College District Election of 2004 Series D (GO) ¤	0.00	8-1-2020	535,000	427,893
Riverside CA Community Facilities District #88-1 Series A (Tax Revenue) ±	4.00	9-1-2014	1,025,000	1,055,648
Riverside CA Community Facilities District #90-1 Series A (Tax Revenue, National Insured)	5.50	9-1-2013	1,100,000	1,107,480
Riverside CA Unified School District (GO, Morgan Stanley Bank LIQ) 144Aø	0.21	9-1-2030	8,855,000	8,855,000
Riverside CA Unified School District Financing Authority Superior Lien Series A (Miscellaneous Revenue)	4.00	9-1-2018	1,735,000	1,832,871
Riverside County CA Asset Leasing Corporation County Administrative Center Refunding Project (Miscellaneous Revenue)	4.00	11-1-2016	640,000	692,698
Riverside County CA Asset Leasing Corporation County Administrative Center Refunding Project (Miscellaneous Revenue)	4.00	11-1-2017	490,000	529,621
Riverside County CA Asset Leasing Corporation Riverside Hospital Project (Miscellaneous Revenue, National Insured) ¤	0.00	6-1-2019	1,000,000	776,080
Riverside County CA PFA Jurupa Valley Desert & Interstate 215 (Tax Revenue, National Insured)	4.50	10-1-2015	130,000	136,665
Riverside County CA PFA Jurupa Valley Desert & Interstate 215 (Tax Revenue, National Insured)	5.00	10-1-2014	1,000,000	1,038,020

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Riverside County CA Public Financing County Facilities Projects (Miscellaneous Revenue)	4.00%	5-1-2018	$810,000	$866,611
Riverside County CA Public Financing County Facilities Projects (Miscellaneous Revenue)	5.00	5-1-2019	840,000	935,273
Riverside County CA Public Financing County Facilities Projects (Miscellaneous Revenue)	4.00	5-1-2020	795,000	835,617
Robla CA School District Series B (GO, National Insured) ¤	0.00	8-1-2018	855,000	699,441
Roseville CA Natural Gas Financing Authority (Utilities Revenue)	5.00	2-15-2014	1,000,000	1,023,810
Roseville CA Natural Gas Financing Authority (Utilities Revenue)	5.00	2-15-2015	500,000	526,470
Sacramento CA Airport Grant Series D (Airport Revenue)	5.00	7-1-2014	1,000,000	1,041,380
Sacramento CA City Financing Authority Building Series A (Miscellaneous Revenue, Ambac Insured)	5.25	5-1-2015	535,000	535,155
Sacramento CA City Financing Authority EPA Building Series B (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2014	1,250,000	1,250,325
Sacramento CA MUD Series G (Utilities Revenue, National Insured)	6.50	9-1-2013	155,000	156,620
Sacramento CA Regional Art Facilities Financing Authority COP (Miscellaneous Revenue, Ambac Insured)	4.10	9-1-2015	150,000	150,240
Sacramento CA Regional Transportation District Farebox Revenue (Transportation Revenue)	5.00	3-1-2019	500,000	566,035
Sacramento County CA COP Public Facilities Project (Miscellaneous Revenue, Ambac Insured)	4.50	2-1-2016	440,000	467,540
Sacramento County CA COP Public Facilities Project (Miscellaneous Revenue, Ambac Insured)	4.50	2-1-2019	755,000	783,939
San Bernardino City CA Unified School District Series A (GO, AGM Insured)	5.00	8-1-2019	575,000	657,996
San Bernardino County CA COP Arrowhead Project Series A (Miscellaneous Revenue)	5.50	8-1-2020	1,000,000	1,145,300
San Bernardino County CA COP Justice Center Airport Improvements (Miscellaneous Revenue, National Insured)	5.00	7-1-2015	1,075,000	1,135,340
San Bernardino County CA COP Justice Center Airport Improvements (Miscellaneous Revenue, National Insured)	5.00	7-1-2016	430,000	460,319
San Bernardino County CA COP Medical Centre Financing Project (Miscellaneous Revenue, National Insured)	5.50	8-1-2017	1,360,000	1,413,298
San Bernardino County CA Joint Powers Financing Authority Series A (Tax Revenue, AGM Insured)	5.75	10-1-2014	1,425,000	1,495,680
San Buenaventura CA Community Mental Health System (Health Revenue)	6.00	12-1-2019	2,000,000	2,166,860
San Diego CA Community Facilities District 3 (Tax Revenue)	5.00	9-1-2016	415,000	453,910
San Diego CA Community Facilities District 3 (Tax Revenue)	5.00	9-1-2018	460,000	511,230
San Diego CA Community Facilities District 3 (Tax Revenue)	5.00	9-1-2019	285,000	316,393
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, Ambac Insured)	5.00	2-15-2016	1,825,000	2,000,748
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.00	9-1-2013	165,000	165,338
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.00	9-1-2014	355,000	359,746
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.50	9-1-2015	365,000	374,337
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	4.00	9-1-2016	380,000	396,925
San Diego CA RDA Naval Training Center Series A (Tax Revenue, Ambac Insured)	4.50	9-1-2017	555,000	579,725
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	4.50	9-1-2017	345,000	364,917
San Diego CA RDA Tax Allocation Centre Series A (Tax Revenue, AGM Insured) ¤	0.00	9-1-2018	635,000	546,627
San Diego CA RDA Tax Allocation Centre Series A (Tax Revenue, Syncora Guarantee Incorporated Insured)	5.00	9-1-2014	665,000	696,142
San Diego CA RDA Tax Allocation Centre Series A (Tax Revenue, Syncora Guarantee Incorporated Insured)	5.25	9-1-2015	2,215,000	2,315,052
San Francisco CA Airport Improvement United Airlines Incorporated Project (Airport Revenue)	8.00	7-1-2013	140,000	140,081
San Francisco CA Building Authority Department of General Services Series A (Miscellaneous Revenue)	5.00	10-1-2013	190,000	192,269
San Francisco CA City & County RDA CAB Redevelopment Project Series C (Tax Revenue, National Insured) ¤	0.00	8-1-2013	300,000	299,871

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Limited-Term Tax-Free Fund	19

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	3.00%	8-1-2016	$400,000	$407,128
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	3.00	8-1-2017	205,000	206,351
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	3.00	8-1-2018	525,000	521,609
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	4.00	8-1-2017	885,000	926,816
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	5.00	8-1-2018	500,000	547,375
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	5.00	8-1-2019	555,000	605,705
San Francisco CA City & County RDFA Mission Bay North Redevelopment Project Series C (Tax Revenue)	4.50	8-1-2014	125,000	128,925
San Francisco CA City & County RDFA Mission Bay North Redevelopment Project Series C (Tax Revenue)	4.50	8-1-2016	310,000	330,634
San Francisco CA City & County RDFA Mission Bay South Redevelopment Project Series D (Tax Revenue)	5.00	8-1-2014	500,000	519,380
San Francisco CA City & County RDFA San Francisco Redevelopment Project Series B (Tax Revenue, National Insured)	5.00	8-1-2015	910,000	963,362
San Francisco CA City & County RDFA San Francisco Redevelopment Project Series B (Tax Revenue, National/FGIC Insured)	5.25	8-1-2018	2,000,000	2,005,313
San Joaquin Hills County CA Transportation Corridor Agency CAB Series A (Transportation Revenue, National Insured) ¤	0.00	1-15-2015	2,830,000	2,682,897
San Jose CA Airport Series A (Airport Revenue, Ambac Insured)	5.50	3-1-2018	3,380,000	3,882,707
San Jose CA Airport Series A (Airport Revenue, AGM/Ambac Insured)	5.50	3-1-2019	5,220,000	5,781,307
San Jose CA Airport Series B PUTTER (Airport Revenue, AGM/Ambac Insured, JPMorgan Chase & Company LIQ) 144Aø	0.18	9-1-2031	5,900,000	5,900,000
San Jose CA Financing Authority Convention Center Project Series F (Miscellaneous Revenue, National Insured)	5.00	9-1-2015	1,000,000	1,003,800
San Jose CA Libraries & Parks Project (GO)	5.00	9-1-2017	715,000	717,688
San Jose CA Redevelopment Agency Series A (Tax Revenue, National Insured)	4.36	8-1-2016	250,000	250,458
San Jose CA Redevelopment Agency Series A (Tax Revenue, National Insured)	4.54	8-1-2018	1,035,000	1,046,043
San Jose CA Redevelopment Agency Series A (Tax Revenue, National Insured)	5.00	8-1-2017	900,000	951,219
San Jose CA Redevelopment Agency Series A (Tax Revenue)	6.13	8-1-2015	550,000	576,362
San Juan CA Basin Authority Ground Water Recovery Project (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2016	1,150,000	1,154,520
San Luis & Delta Mendota CA Water Authority Delta Habitat Conservation & Conveyance Program Development Project Series A (Water & Sewer Revenue)	4.50	3-1-2014	750,000	769,448
San Luis & Delta Mendota CA Water Authority Delta Habitat Conservation & Conveyance Program Development Project Series A (Water & Sewer Revenue)	5.00	3-1-2019	100,000	112,577
San Luis & Delta Mendota CA Water Authority Delta Habitat Conservation and Conveyance Program Development Project Series A (Water & Sewer Revenue)	5.00	3-1-2020	100,000	112,477
San Marcos CA PFA Series B (Tax Revenue)	3.00	9-1-2015	430,000	441,567
San Marcos CA PFA Series B (Tax Revenue)	3.00	9-1-2016	445,000	459,026
San Marcos CA PFA Series B (Tax Revenue)	3.00	9-1-2017	455,000	464,619
San Marcos CA PFA Series B (Tax Revenue)	4.00	9-1-2018	1,000,000	1,060,530
San Mateo County CA Joint Power Authority Capital Projects Program (Miscellaneous Revenue, National Insured)	6.50	7-1-2015	205,000	221,558
San Mateo County CA Transportation Authority Series A (Tax Revenue, National Insured) ¤	0.00	12-1-2018	270,000	227,200
Santa Ana CA Community Redevelopment Agency Merged Project Area Series A (Tax Revenue)	5.25	9-1-2019	1,000,000	1,097,730
Santa Ana CA Financing Authority Police Administration & Holding Facility Series A (Miscellaneous Revenue, National Insured)	4.00	7-1-2014	500,000	511,345
Santa Ana CA Unified School District CAB Election of 2008 Series A (GO) ¤	0.00	8-1-2020	1,815,000	1,444,559

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Santa Cruz County CA Redevelopment Agency Live Oak Soquel Community Series A (Tax Revenue, National Insured)	5.25%	9-1-2016	$495,000	$528,259
Santa Cruz County CA Redevelopment Agency Live Oak Soquel Community Series A (Tax Revenue, National Insured)	5.25	9-1-2017	495,000	533,204
Santa Fe Springs CA Community Development Commission Consolidated Redevelopment Project Series A (Tax Revenue, National Insured)	5.00	9-1-2017	750,000	812,708
Santa Maria CA Water & Wastewater CAB Sub Series A (Water & Sewer Revenue, Ambac Insured) ¤	0.00	8-1-2014	920,000	909,696
Semitropic CA Improvement District Refunding Series A (Water & Sewer Revenue, JPMorgan Chase & Company LIQ) 144Aø	0.14	6-1-2017	7,400,000	7,400,000
Sierra CA Joint Community College District School Facilities Improvement District #2 CAB Series B (GO, National Insured) ¤	0.00	8-1-2015	500,000	488,415
Signal Hill CA Redevelopment Project #1 (Tax Revenue)	4.13	10-1-2016	550,000	570,829
Simi Valley CA Unified School District COP (Miscellaneous Revenue, Ambac Insured)	5.25	8-1-2017	550,000	601,293
Solana Beach CA School District Special Tax PFA (Tax Revenue)	3.00	9-1-2016	450,000	466,394
Solana Beach CA School District Special Tax PFA (Tax Revenue)	3.00	9-1-2017	690,000	708,271
Solana Beach CA School District Special Tax PFA (Tax Revenue)	4.00	9-1-2018	330,000	349,975
Solana Beach CA School District Special Tax PFA (Tax Revenue)	4.00	9-1-2019	735,000	767,957
South Gate CA PFA Southgate Redevelopment Project #1 (Tax Revenue, Ambac Insured)	5.25	9-1-2019	1,365,000	1,370,583
South Monterey County CA Joint Union High School District (GO)	3.00	8-1-2015	1,315,000	1,346,021
South Monterey County CA Joint Union High School District (GO)	3.00	8-1-2016	1,345,000	1,381,920
South Monterey County CA Joint Union High School District (GO)	3.00	8-1-2017	1,485,000	1,508,478
South Placer CA Wastewater Authority Series D (Water & Sewer Revenue) ±	0.89	11-1-2014	3,200,000	3,212,128
South San Francisco CA Unified School District BAN Series D (GO) ¤	0.00	5-15-2017	3,000,000	2,822,790
Southern California Public Power Authority Hydroelectric Power Project Series A (Utilities Revenue, AGM Insured)	5.25	10-1-2015	500,000	501,975
Southern Mono Healthcare District (GO)	3.00	8-1-2015	550,000	563,002
Southern Mono Healthcare District (GO)	3.00	8-1-2016	615,000	634,336
Southern Mono Healthcare District (GO)	3.00	8-1-2017	300,000	306,726
Southern Mono Healthcare District (GO)	4.00	8-1-2018	685,000	725,025
Southern Mono Healthcare District (GO)	4.00	8-1-2019	845,000	892,354
Stanton CA Redevelopment Agency Consolidated Project Series A (Tax Revenue, AGM Insured)	4.00	12-1-2017	400,000	426,880
Stanton CA Redevelopment Agency Consolidated Project Series A (Tax Revenue, AGM Insured)	4.00	12-1-2018	410,000	435,568
Stockton CA Unified School District (GO, AGM Insured)	5.00	7-1-2020	1,140,000	1,289,317
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2016	150,000	155,921
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2017	300,000	307,944
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2018	555,000	561,188
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2019	595,000	590,228
Tejon Ranch CA PFFA Community Facilities District #2000-1 (Tax Revenue)	2.00	9-1-2013	450,000	450,729
Tejon Ranch CA PFFA Community Facilities District #2000-1 (Tax Revenue)	3.00	9-1-2014	400,000	406,636
Temecula CA PFA Crown Hill Community Facilities District #3-1 (Tax Revenue)	3.00	9-1-2016	380,000	391,031
Temecula CA PFA Crown Hill Community Facilities District #3-1 (Tax Revenue)	3.00	9-1-2017	395,000	401,044
Temecula CA PFA Crown Hill Community Facilities District #3-1 (Tax Revenue)	3.00	9-1-2018	405,000	402,104
Temecula CA PFA Wolf Creek Community Facilities District #3-3 (Tax Revenue)	3.00	9-1-2018	870,000	880,910

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Limited-Term Tax-Free Fund	21

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Temecula Valley CA Unified School District Community Facilities District #89-1 (Tax Revenue)	3.00%	9-1-2016	$1,185,000	$1,219,401
Temecula Valley CA Unified School District Community Facilities District #89-1 (Tax Revenue)	3.00	9-1-2017	1,250,000	1,276,425
Torrance CA RDA Referendum Senior Lien Series C (Tax Revenue, National Insured)	5.45	9-1-2018	1,560,000	1,562,418
Tracy CA Joint Unified School District Election of 2006 (GO, AGM Insured)	6.00	8-1-2013	315,000	316,616
Turlock CA Health Facility COP Emanuel Medical Center (Health Revenue)	5.00	10-15-2013	940,000	951,224
Turlock CA Health Facility COP Emanuel Medical Center (Health Revenue)	5.00	10-15-2014	820,000	857,991
Union City CA Community Redevelopment Agency Sub Lien (Tax Revenue)	4.00	12-1-2015	210,000	218,917
Union City CA Community Redevelopment Agency Sub Lien (Tax Revenue)	4.38	12-1-2016	475,000	505,148
Union City CA Community Redevelopment Agency Union City Community Redevelopment Project (Tax Revenue, AGM Insured)	3.00	10-1-2013	55,000	55,345
Upland CA Successor Agency to Upland Community Merged Project Tax Allocation (Tax Revenue, AGM Insured)	4.00	9-1-2020	1,115,000	1,198,614
Vallejo CA Water Revenue Refunding Bond (Water & Sewer Revenue, National Insured)	5.00	5-1-2015	500,000	535,610
Vallejo CA Water Revenue Refunding Bond (Water & Sewer Revenue, National Insured)	5.00	5-1-2019	790,000	842,029
Vallejo City CA Refunding Bonds Series 2006 (Water & Sewer Revenue, National Insured)	5.00	5-1-2021	1,500,000	1,574,535
Vallejo City CA Unified School District Series A (GO, National Insured)	5.60	2-1-2016	1,080,000	1,168,106
Vallejo City CA Unified School District Series A (GO, National Insured)	5.90	2-1-2018	2,065,000	2,281,763
Vallejo City CA Unified School District Series A (GO, National Insured)	5.90	2-1-2020	400,000	441,344
Victor Valley CA Elementary School District School Construction Project (Miscellaneous Revenue, National Insured)	6.45	5-1-2018	980,000	1,045,278
Victor Valley CA Joint Unified School District CAB Bonds (GO, AGM Insured) ¤	0.00	8-1-2015	280,000	273,512
Washington CA Unified School District Yolo County COP New High School Project (Miscellaneous Revenue, Ambac Insured)	4.25	8-1-2013	465,000	466,469
Washington Township CA Health Care District (Health Revenue)	5.00	7-1-2018	1,750,000	1,753,623
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2013	905,000	905,317
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2014	975,000	1,010,724
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2017	1,125,000	1,245,004
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2021	1,040,000	1,095,692
West Contra Costa CA Unified School District (GO, National/FGIC Insured) ¤	0.00	8-1-2015	500,000	484,310
West Contra Costa CA Unified School District (GO, AGM Insured)	5.00	8-1-2016	1,055,000	1,178,319
West Contra Costa CA Unified School District Election of 2002 Series C (GO, National/FGIC Insured)	4.25	8-1-2017	785,000	794,436
West Covina CA Unified School District (GO, AGM Insured)	4.00	8-1-2017	325,000	355,222
West Covina CA Unified School District (GO, AGM Insured)	4.00	8-1-2018	575,000	630,867
West Hollywood CA Community Development Department East Side Redevelopment Project Series A (Tax Revenue)	3.25	9-1-2013	265,000	265,893
West Hollywood CA Community Development Department East Side Redevelopment Project Series A (Tax Revenue)	4.00	9-1-2014	250,000	257,318
West Hollywood CA Community Development Department East Side Redevelopment Project Series A (Tax Revenue)	5.00	9-1-2015	200,000	212,568
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	9-1-2016	265,000	272,717
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	9-1-2017	270,000	275,189
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.50	9-1-2018	275,000	279,774
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.75	9-1-2019	285,000	291,125
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	5.00	9-1-2020	290,000	335,342
Western Riverside County CA Regional Wastewater Authority Series A-1 (Tax Revenue)	4.00	9-1-2016	560,000	593,382
Western Riverside County CA Regional Wastewater Authority Series A-1 (Tax Revenue)	4.00	9-1-2017	570,000	599,281

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Western Riverside County CA Regional Wastewater Authority Series A-1 (Tax Revenue)	4.00%	9-1-2018	$1,825,000	$1,907,344
Western Riverside County CA Regional Wastewater Authority Series A-1 (Tax Revenue)	4.00	9-1-2019	1,830,000	1,890,957
Westlands CA Water District Revenue Series A (Water & Sewer Revenue, AGM Insured)	4.00	9-1-2020	500,000	548,730

				525,499,891

Guam: 0.19%
Guam Power Authority Series A (Utilities Revenue, AGM Insured)	5.00	10-1-2019	1,000,000	1,121,330

Iowa: 0.30%
Iowa Finance Authority Midwestern Iowa Fertilizer Company Project (IDR)	5.00	12-1-2019	1,750,000	1,740,445

Puerto Rico: 7.18%
Puerto Rico Electric Power Authority Series JJ (Utilities Revenue, National Insured)	5.25	7-1-2013	2,000,000	2,000,620
Puerto Rico HFA Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2016	1,815,000	1,867,417
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue, HUD Insured)	4.50	12-1-2017	1,250,000	1,350,813
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue, HUD Insured)	5.50	12-1-2015	1,000,000	1,086,500
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue, HUD Insured)	5.50	12-1-2016	3,440,000	3,819,363
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue, HUD Insured)	5.50	12-1-2017	1,895,000	2,127,460
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue)	5.50	12-1-2018	1,250,000	1,413,075
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue, HUD Insured)	5.50	12-1-2019	1,000,000	1,117,990
Puerto Rico Highway & Transportation Authority (Tax Revenue, National Insured)	5.25	7-1-2014	860,000	871,017
Puerto Rico Highway & Transportation Authority Series E FSA Insured (Transportation Revenue, AGM Insured)	5.50	7-1-2016	1,000,000	1,082,350
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Education Revenue)	3.00	10-1-2018	855,000	834,198
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Education Revenue)	3.25	10-1-2019	880,000	852,755
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Education Revenue)	4.00	4-1-2014	1,000,000	1,010,940
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Education Revenue)	4.00	10-1-2017	830,000	863,590
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Education Revenue)	5.00	10-1-2016	1,100,000	1,183,171
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Education Revenue)	5.00	10-1-2016	790,000	852,299
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Education Revenue)	5.00	10-1-2017	1,600,000	1,725,632
Puerto Rico Municipal Finance Agency Series C (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2013	1,125,000	1,128,521
Puerto Rico PFOTER Series 4147 (Utilities Revenue, Dexia Credit Local LOC, FSA/FGIC Insured) ø	0.56	7-1-2033	14,940,000	14,940,000
Puerto Rico Public Imports Series A (GO, AGM Insured)	5.00	7-1-2015	1,000,000	1,026,810
University of Puerto Rico Series Q (Education Revenue)	5.00	6-1-2016	500,000	508,555

				41,663,076

Virgin Islands: 1.91%
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue)	2.25	10-1-2017	7,810,000	7,684,025

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Limited-Term Tax-Free Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Virgin Islands (continued)
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue, National/FGIC Insured)	5.00%	10-1-2013	$500,000	$505,340
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Miscellaneous Revenue, AGM Insured)	5.25	10-1-2016	1,000,000	1,037,420
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	5.00	7-1-2018	1,750,000	1,893,850

				11,120,635

Total Municipal Obligations (Cost $575,101,375)				581,145,377

	Yield		Shares

Short-Term Investments: 0.11%

Investment Companies: 0.11%
Wells Fargo Advantage California Municipal Money Market Fund, Institutional Class (l)(u)##	0.01		620,815	620,815

Total Short-Term Investments (Cost $620,815)				620,815

Total investments in securities
(Cost $575,722,190) *	100.21%	581,766,192
Other assets and liabilities, net	(0.21)	(1,219,218)

Total net assets	100.00%	$580,546,974

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis.

¤	Security issued in zero coupon form with no periodic interest payments.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $575,721,729 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$8,366,808
Gross unrealized depreciation	(2,322,345)

Net unrealized appreciation	$6,044,463

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Statement of assets and liabilities—June 30, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$581,145,377
In affiliated securities, at value (see cost below)	620,815

Total investments, at value (see cost below)	581,766,192
Receivable for investments sold	1,627,434
Receivable for Fund shares sold	987,251
Receivable for interest	5,628,941
Prepaid expenses and other assets	23,747

Total assets	590,033,565

Liabilities
Dividends payable	398,872
Payable for investments purchased	4,341,230
Payable for Fund shares redeemed	4,347,255
Advisory fee payable	109,750
Distribution fees payable	21,984
Due to other related parties	83,944
Accrued expenses and other liabilities	183,556

Total liabilities	9,486,591

Total net assets	$580,546,974

NET ASSETS CONSIST OF
Paid-in capital	$575,412,862
Undistributed net investment income	239,211
Accumulated net realized losses on investments	(1,149,101)
Net unrealized gains on investments	6,044,002

Total net assets	$580,546,974

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$156,365,629
Shares outstanding – Class A	14,674,246
Net asset value per share – Class A	$10.66
Maximum offering price per share – Class A2	$10.88
Net assets – Class C	$35,309,066
Shares outstanding – Class C	3,314,063
Net asset value per share – Class C	$10.65
Net assets – Administrator Class	$388,872,279
Shares outstanding – Administrator Class	37,068,954
Net asset value per share – Administrator Class	$10.49

Investments in unaffiliated securities, at cost	$575,101,375

Investments in affiliated securities, at cost	$620,815

Total investments, at cost	$575,722,190

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2013	Wells Fargo Advantage California Limited-Term Tax-Free Fund	25

Investment income
Interest	$14,978,165
Income from affiliated securities	1,653

Total investment income	14,979,818

Expenses
Advisory fee	1,896,726
Administration fees
Fund level	272,760
Class A	262,234
Class C	56,372
Administrator Class	346,391
Shareholder servicing fees
Class A	409,741
Class C	88,082
Administrator Class	865,977
Distribution fees
Class C	264,245
Custody and accounting fees	36,007
Professional fees	30,889
Registration fees	19,718
Shareholder report expenses	33,572
Trustees’ fees and expenses	11,874
Other fees and expenses	11,072

Total expenses	4,605,660
Less: Fee waivers and/or expense reimbursements	(670,038)

Net expenses	3,935,622

Net investment income	11,044,196

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	322,179
Net change in unrealized gains (losses) on investments	(3,580,611)

Net realized and unrealized gains (losses) on investments	(3,258,432)

Net increase in net assets resulting from operations	$7,785,764

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Statement of changes in net assets

	Year ended June 30, 2013		Year ended June 30, 2012

Operations
Net investment income		$11,044,196		$10,308,355
Net realized gains on investments		322,179		232,152
Net change in unrealized gains (losses) on investments		(3,580,611)		6,725,628

Net increase in net assets resulting from operations		7,785,764		17,266,135

Distributions to shareholders from
Net investment income
Class A		(3,197,123)		(3,437,004)
Class C		(422,011)		(540,514)
Administrator Class		(7,424,688)		(6,330,761)

Total distributions to shareholders		(11,043,822)		(10,308,279)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,859,253	63,049,337	6,711,500	71,529,648
Class C	998,457	10,735,967	1,112,146	11,822,381
Administrator Class	29,482,960	312,243,377	13,959,780	146,367,432

		386,028,681		229,719,461

Reinvestment of distributions
Class A	280,361	3,015,494	248,742	2,646,001
Class C	35,814	385,079	39,931	424,517
Administrator Class	279,469	2,959,109	266,925	2,794,087

		6,359,682		5,864,605

Payment for shares redeemed
Class A	(6,641,252)	(71,370,231)	(3,829,718)	(40,743,957)
Class C	(843,374)	(9,067,863)	(702,440)	(7,466,559)
Administrator Class	(18,322,887)	(193,920,331)	(8,877,660)	(93,009,373)

		(274,358,425)		(141,219,889)

Net increase in net assets resulting from capital share transactions		118,029,938		94,364,177

Total increase in net assets		114,771,880		101,322,033

Net assets
Beginning of period		465,775,094		364,453,061

End of period		$580,546,974		$465,775,094

Undistributed net investment income		$239,211		$185,886

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Limited-Term Tax-Free Fund	27

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.70	$10.51	$10.51	$10.29	$10.30
Net investment income	0.21	0.27	0.27	0.28	0.39
Net realized and unrealized gains (losses) on investments	(0.04)	0.19	0.00	0.23	(0.01)

Total from investment operations	0.17	0.46	0.27	0.51	0.38
Distributions to shareholders from
Net investment income	(0.21)	(0.27)	(0.27)	(0.29)	(0.39)
Net asset value, end of period	$10.66	$10.70	$10.51	$10.51	$10.29
Total return[1]	1.59%	4.41%	2.52%	5.14%	3.77%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.84%	0.84%	0.85%	0.95%
Net expenses	0.80%	0.80%	0.80%	0.85%	0.85%
Net investment income	1.95%	2.51%	2.58%	2.67%	3.82%
Supplemental data
Portfolio turnover rate	32%	56%	54%	34%	64%
Net assets, end of period (000s omitted)	$156,366	$162,381	$126,570	$116,578	$46,372

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.70	$10.51	$10.51	$10.29	$10.30
Net investment income	0.13	0.19	0.19	0.19	0.30
Net realized and unrealized gains (losses) on investments	(0.05)	0.19	0.00	0.24	0.00

Total from investment operations	0.08	0.38	0.19	0.43	0.30
Distributions to shareholders from
Net investment income	(0.13)	(0.19)	(0.19)	(0.21)	(0.31)
Net asset value, end of period	$10.65	$10.70	$10.51	$10.51	$10.29
Total return[1]	0.73%	3.63%	1.85%	4.25%	2.99%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.59%	1.60%	1.61%	1.69%
Net expenses	1.55%	1.55%	1.55%	1.60%	1.60%
Net investment income	1.19%	1.77%	1.82%	1.85%	3.07%
Supplemental data
Portfolio turnover rate	32%	56%	54%	34%	64%
Net assets, end of period (000s omitted)	$35,309	$33,414	$28,089	$29,501	$6,014

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Limited-Term Tax-Free Fund	29

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.53	$10.34	$10.35	$10.13	$10.14
Net investment income	0.23	0.29	0.29	0.30	0.41
Net realized and unrealized gains (losses) on investments	(0.04)	0.19	(0.01)	0.23	(0.01)

Total from investment operations	0.19	0.48	0.28	0.53	0.40
Distributions to shareholders from
Net investment income	(0.23)	(0.29)	(0.29)	(0.31)	(0.41)
Net asset value, end of period	$10.49	$10.53	$10.34	$10.35	$10.13
Total return	1.79%	4.65%	2.72%	5.34%	4.03%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.79%	0.79%	0.87%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.14%	2.72%	2.77%	2.91%	4.08%
Supplemental data
Portfolio turnover rate	32%	56%	54%	34%	64%
Net assets, end of period (000s omitted)	$388,872	$269,980	$209,794	$184,246	$60,259

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Advantage California Limited-Term Tax-Free Fund	31

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$52,951	$(52,951)

As of June 30, 2013, the Fund had capital loss carryforwards incurred in taxable years beginning before December 22, 2010, which are available to offset future net realized capital gains, in the amount of $1,149,560 with $1,039,204 expiring in 2018 and $110,356 expiring in 2019.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

32	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Notes to financial statements
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Municipal obligations	$0	$576,163,377	$4,982,000	$581,145,377

Short-term investments
Investment companies	620,815	0	0	620,815
	$620,815	$576,163,377	$4,982,000	$581,766,192

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2013, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A shares, 1.55% for Class C shares, and 0.60% for Administrator Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Notes to financial statements	Wells Fargo Advantage California Limited-Term Tax-Free Fund	33

For the year ended June 30, 2013, Wells Fargo Funds Distributor, LLC received $3,963 from the sale of Class A shares and $2,122 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2013 were $216,437,938 and $152,314,366, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2013, the Fund paid $653 in commitment fees.

For the year ended June 30, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $11,043,822 and $10,308,279 of tax-exempt income for the years ended June 30, 2013 and June 30, 2012, respectively.

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$638,081	$6,044,463	$(1,149,560)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

34	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage California Limited-Term Tax-Free Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

Other information (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	35

TAX VOTING INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

38	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	39

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays Municipal 1-5 Year Blend Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of or equal to the median rate for the Fund’s expense Groups for all classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

40	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage California Limited-Term Tax-Free Fund	41

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217879 08-13 A248/AR248 6-13

Wells Fargo Advantage California Tax-Free Fund

Annual Report

June 30, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage California Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage California Tax-Free Fund for the 12-month period that ended June 30, 2013. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and uncertainty surrounding fiscal policies. Interest rates remained low throughout much of the period but jumped in May and June 2013 in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. Municipal bond returns were positive in the first three quarters of the period but then turned negative in the second quarter of 2013. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade municipal bonds throughout the country, gained 0.24% for the 12-month period that ended June 30, 2013.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. Gross domestic product (GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage California Tax-Free Fund	3

On the fiscal front, presidential elections in November 2012, fiscal cliff negotiations at year-end, and effects of less federal spending due to sequestration were accompanied by shifts in municipal investor sentiment. For example, with an Obama victory in the November 2012 presidential election, investor demand for municipal bonds surged because of investor expectations that higher taxes would create greater long-term demand for tax-free municipal bonds. However, investor demand waned as fiscal cliff discussions suggested the tax-exempt status of municipal bonds could be eliminated.

Municipal bond yields reflected changes in U.S. Treasury rates.

Similar to Treasury yield changes, municipal yields also were near historic lows most of the period before spiking higher in the second quarter of 2013. Ten-year municipal bond yields hovered near 2.00% for most of the period before jumping to 2.95% at the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

4	Wells Fargo Advantage California Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Robert J. Miller

Adrian Van Poppel

Average annual total returns (%) as of June 30, 2013

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SCTAX)	10-6-1988	(2.57)	4.44	3.89	2.06	5.40	4.37	0.82	0.75
Class B (SGCBX)*	12-15-1997	(3.67)	4.28	3.82	1.33	4.61	3.82	1.57	1.50
Class C (SCTCX)	7-1-1993	0.33	4.62	3.58	1.33	4.62	3.58	1.57	1.50
Administrator Class (SGCAX)	12-15-1997	–	–	–	2.27	5.63	4.61	0.76	0.55
Barclays Municipal Bond Index[3]	–	–	–	–	0.24	5.33	4.42	–	–
Barclays California Municipal Bond Index[4]	–	–	–	–	0.95	5.54	4.64	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage California Tax-Free Fund	5

Growth of $10,000 investment[5] as of June 30, 2013

1.	Reflects the expense ratios as stated in the most recent prospectuses.

2.	The Adviser has committed through October 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

4.	The Barclays California Municipal Bond Index is the California component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays California Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

7.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage California Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed both its benchmarks, the Barclays Municipal Bond Index and the Barclays California Municipal Bond Index, for the 12-month period that ended June 30, 2013.

■	As interest rates increased, the Fund’s defensive positioning—being short duration and overweight in higher-coupon, fixed-rate debt—was a major contributor to performance. Contributors also included the Fund’s exposure to floating-rate notes (FRNs) in the prepaid gas sector, which benefited from greater demand as interest rates increased, and an overweight in lower-quality bonds because they outperformed the highest-rated bonds by a wide margin. An overweight in the intermediate-maturity bonds detracted from performance, as interest rates increased the most in that part of the yield curve.

■	Our bias for higher interest rates influenced our decision to maintain a shorter duration than the benchmark and focus on bond purchases in the steeper portion of the yield curve. We preferred buying bonds with coupons of 5% or greater and selectively sold weaker credits.

Yields were near record lows for most of the period.

The period began with near-record-low interest rates for both U.S. Treasuries and municipals. Concerns regarding economic activity in the U.S. and Europe kept interest rates low, while the Federal Reserve (Fed) continued its quantitative easing program. Municipal bonds rallied in the first half of the period, with 30-year municipal yields declining below 2.5%, a record low. The low rates increased refunding bond volume and contributed to strong support for bond prices. Concerns regarding tax exemption and municipal credit quality, particularly with regard to California local governments, caused the rally to slow and rates to begin to move higher later in the period. As U.S. economic activity began to increase and the Fed signaled that its quantitative easing program could possibly be tapered in the latter of half of 2013, both Treasury and municipal bond yields rose significantly.

The Fund was invested defensively in expectation of higher rates.

The Fund’s defensive positioning, meaning it was short duration and held higher-coupon bonds, resulted in outperformance as rates moved higher. The Fund’s exposure to FRNs was a major contributor to performance, as their prices moved higher with the expectation of higher rates.

Credit quality[6] as of June 30, 2013

From a yield-curve perspective, the Fund was overweight in the intermediate part of the curve. This detracted from performance, as rates increased the most in this maturity segment. As the yield curve steepened during the period, we found opportunities in longer-maturity bonds where there was a better opportunity to roll down the yield curve, benefiting from a natural decline in yields (increase in price) as the maturity shortens.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage California Tax-Free Fund	7

Effective maturity[7] distribution as of June 30, 2013

With record-low municipal yields for most of the period, demand for lower-rated and nonrated credits was strong, as market participants reached for yield. We selectively sold lower-rated credits into this strong demand for higher-yielding bonds. As the rally subsided and rates began to increase, we selectively sold some FRNs that had been purchased at lower levels. Our overweight in BBB-rated credits was a major contributor, as those bonds outperformed AAA- and AA-rated bonds by a wide margin.

Going forward, we expect to continue a defensive posture in the fund.

Over the longer term, we expect rates are more likely to increase than decrease. Therefore, we continue to position the Fund relatively defensively by maintaining a short duration and investing in the parts of the yield curve that provide the most roll-down opportunity. We are cognizant, however, that the recent spike higher in interest rates during June 2013 could derail the housing recovery and constrain growth, which could cause yields—both Treasury and municipal—to settle into a lower range for a period. While the labor market appears to be improving and the Fed has signaled that its quantitative easing of buying Treasuries and mortgages may decrease in the near term, we could see the Fed remain accommodative until improvement in the labor market is more definitive. If rates stay at current levels or higher, we expect these higher municipal yields may stimulate retail demand and provide a floor for bond prices because current yields are more attractive than the record lows experienced earlier in the period.

Please see footnotes on page 5.

8	Wells Fargo Advantage California Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$977.56	$3.68	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class B
Actual	$1,000.00	$973.87	$7.34	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Class C
Actual	$1,000.00	$973.83	$7.34	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Administrator Class
Actual	$1,000.00	$978.60	$2.70	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations : 98.92%

California : 96.93%
ABC California Unified School District CAB Election of 1997 Series B (GO, National/FGIC Insured) ¤	0.00%	8-1-2018	$1,500,000	$1,305,870
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2018	3,895,000	3,283,836
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	3,000,000	2,378,700
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ±	5.25	10-1-2021	3,000,000	3,286,050
Alameda CA Corridor Transportation Authority Refunding Bond Senior Lien Series A (Airport Revenue)	5.00	10-1-2023	2,160,000	2,492,510
Alhambra CA Unified School District Election of 2008 Series B (GO, AGM Insured)	6.00	8-1-2029	4,100,000	4,674,082
Alisal CA Unified School District CAB Election of 2006 Series A (GO, AGM Insured) ¤	0.00	8-1-2017	1,105,000	1,007,926
Alvord CA Unified School District Series 3306 (GO, AGM/National Insured) 144Aø	0.23	8-1-2030	460,000	460,000
Anaheim CA City School District Election of 2010 (GO, AGM Insured)	6.25	8-1-2033	1,290,000	1,474,999
Anaheim CA PFA CAB Sub Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤	0.00	9-1-2018	4,955,000	4,265,413
Anaheim CA PFA CAB Sub Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤	0.00	9-1-2025	10,000,000	5,626,300
Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured)	5.20	1-1-2017	1,795,000	1,800,170
Bakersfield CA Wastewater Revenue Series A (Water & Sewer Revenue, AGM Insured) 144Aø	0.16	9-15-2032	7,975,000	7,975,000
Bay Area CA Water Supply & Conservation Agency Series A (Water & Sewer Revenue)	5.00	10-1-2034	2,500,000	2,668,925
Bay Area Infrastructure Financing Authority of California Payment Acceleration Notes (Transportation Revenue, XCLA Insured)	5.00	8-1-2017	1,635,000	1,641,671
Bay Area Toll Authority California (Transportation Revenue)	5.00	4-1-2031	2,850,000	3,069,564
Belmont CA Community Facilities Special Tax District # 2000-1 Library Project Series A (Tax Revenue, Ambac Insured)	5.75	8-1-2030	3,190,000	3,596,470
Brea CA PFA Tax Allocation Series A (Housing Revenue)	7.00	9-1-2023	2,105,000	2,249,508
Cabrillo CA Unified School District CAB Series A (GO, Ambac Insured) ¤	0.00	8-1-2021	1,500,000	1,070,595
California (GO)	5.25	8-1-2038	1,925,000	2,049,374
California (GO)	5.25	11-1-2040	3,000,000	3,139,170
California AMT Veterans Series BZ (GO, National Insured)	5.35	12-1-2021	5,000	5,007
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations O’Connor Woods Project (Health Revenue)	5.00	1-1-2033	1,500,000	1,529,490
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations Odd Fellows Home Project Series A (Health Revenue)	5.00	4-1-2032	1,000,000	1,023,190
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations Odd Fellows Home Project Series A (Health Revenue)	5.00	4-1-2042	1,000,000	995,390
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations Sharp Healthcare Project Series A (Health Revenue)	5.00	8-1-2026	400,000	424,248
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations Sharp Healthcare Project Series A (Health Revenue)	5.00	8-1-2027	1,145,000	1,206,933
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations Sharp Healthcare Project Series A (Health Revenue)	5.00	8-1-2028	400,000	417,876
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations Sharp Healthcare Project Series B (Health Revenue)	6.38	8-1-2034	1,000,000	1,048,770
California Community College Financing Authority (Miscellaneous Revenue)	5.00	5-1-2030	2,635,000	2,732,021

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Department of Transportation COP Series A (Miscellaneous Revenue, National Insured)	5.25%	3-1-2016	$1,995,000	$2,002,880
California Department of Veterans Affairs Series A (Housing Revenue)	4.85	12-1-2022	1,605,000	1,684,319
California Educational Facilities Authority University of the Pacific Series A (Education Revenue)	5.00	11-1-2026	2,000,000	2,186,040
California Educational Facilities Authority University of the Pacific Series A (Education Revenue)	5.00	11-1-2030	535,000	566,758
California HFA AMT Home Mortgage Series E (Housing Revenue)	5.00	2-1-2042	1,720,000	1,788,611
California HFA AMT Home Mortgage Series G (Housing Revenue)	5.50	8-1-2042	3,600,000	3,750,516
California HFA AMT Home Mortgage Series H (Housing Revenue, FGIC Insured)	5.75	8-1-2030	1,120,000	1,170,344
California HFA AMT Home Mortgage Series J (Housing Revenue)	5.75	8-1-2047	370,000	386,798
California HFA AMT Home Mortgage Series K (Housing Revenue)	5.30	8-1-2023	3,700,000	3,770,559
California HFA AMT Home Mortgage Series M (Housing Revenue)	5.00	8-1-2037	1,225,000	1,260,929
California HFFA Casa Colina Project (Health Revenue)	6.00	4-1-2022	3,000,000	3,004,200
California HFFA Catholic Healthcare West Series A (Health Revenue)	5.25	3-1-2023	3,000,000	3,386,070
California HFFA Catholic Healthcare West Series A (Health Revenue)	6.00	7-1-2029	3,485,000	4,010,433
California HFFA Chinese Hospital Associates (Health Revenue)	5.00	6-1-2037	2,000,000	2,047,660
California HFFA City of Hope Series A (Health Revenue)	5.00	11-15-2035	1,500,000	1,586,220
California HFFA Lucile Salter Packard Project (Health Revenue)	5.00	8-15-2026	1,250,000	1,376,038
California HFFA Lucile Salter Packard Project (Health Revenue)	5.00	8-15-2027	225,000	243,671
California HFFA Lucile Salter Packard Project (Health Revenue)	5.00	11-15-2032	1,250,000	1,290,525
California HFFA Memorial Health Services Series A (Health Revenue)	5.00	10-1-2033	2,750,000	2,880,570
California HFFA Prerefunded Bond Providence Health Services Series C (Health Revenue)	6.50	10-1-2038	100,000	124,800
California HFFA Sutter Health Series D (Health Revenue)	5.25	8-15-2031	3,100,000	3,289,193
California Infrastructure & Economic Development Bank Independent Systems Operator Series A (Utilities Revenue)	6.25	2-1-2039	3,000,000	3,183,270
California Infrastructure & Economic Development King City Joint Union High School (Miscellaneous Revenue)	5.75	8-15-2029	2,150,000	2,269,691
California Municipal Finance Authority Community Hospitals Central California (Health Revenue)	5.00	2-1-2020	1,000,000	1,069,400
California Public Works Board California State University Projects Series B-1 (Miscellaneous Revenue)	5.70	3-1-2035	2,210,000	2,407,795
California Public Works Board Judicial Council Projects Series A (Miscellaneous Revenue)	5.00	3-1-2038	2,500,000	2,555,650
California Public Works Board Judicial Council Projects Series D (Miscellaneous Revenue)	5.25	12-1-2025	4,000,000	4,427,840
California Public Works Board Regents University of California Series A (Miscellaneous Revenue, National/FGIC Insured)	5.25	6-1-2023	3,000,000	3,575,220
California Public Works Board Regents University of California Series G (Miscellaneous Revenue)	5.00	12-1-2030	9,850,000	10,724,680
California Public Works Board University of California Research Project Series L (Education Revenue, National Insured)	5.25	11-1-2028	4,225,000	4,537,101
California Public Works Department of General Services Butterfield Series A (Miscellaneous Revenue)	5.25	6-1-2024	2,400,000	2,535,168
California Public Works Department of General Services East End Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2027	5,500,000	5,512,265
California Public Works Department of Mental Health Coalinga State Hospital Series A (Miscellaneous Revenue)	5.13	6-1-2029	3,145,000	3,287,154
California Refunding Bond (GO)	5.00	8-1-2025	5,000,000	5,483,900

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Refunding Bond (GO)	5.00%	2-1-2033	$5,000,000	$5,252,650
California Refunding Bond Series B (GO) ±	1.21	5-1-2020	3,000,000	3,050,940
California Special District Association Finance Corporation Program Series MM (Miscellaneous Revenue)	5.50	6-1-2021	915,000	916,400
California Statewide CDA American Baptist Homes of the West Series A (Health Revenue)	5.00	10-1-2023	1,000,000	1,061,370
California Statewide CDA COP Internext Group (Health Revenue)	5.38	4-1-2017	2,020,000	2,025,272
California Statewide CDA Insured St. Joseph Health System (Health Revenue, AGM Insured)	5.25	7-1-2021	1,775,000	2,006,087
California Statewide CDA MFHR ROC RR-II-R-13104CE (Housing Revenue, Citibank NA LIQ) 144Aø	0.56	9-6-2035	1,000,000	1,000,000
California Statewide CDA Pioneer Park Project Series T (Housing Revenue, GNMA/FHA Insured)	6.10	12-20-2035	2,010,000	2,012,613
California Statewide CDA School Facility Alliance for College-Ready Public Schools (Education Revenue)	6.75	7-1-2031	2,625,000	2,782,080
California Statewide CDA School Facility Aspire Public Schools (Education Revenue)	5.00	7-1-2020	2,085,000	2,127,200
California Statewide CDA School Facility Aspire Public Schools (Education Revenue)	5.20	7-1-2020	595,000	611,321
California Statewide CDA Water & Wastewater Pooled Series B (Water & Sewer Revenue, AGM Insured)	5.25	10-1-2027	1,040,000	1,043,068
California Statewide Community Sutter Health Series B (Health Revenue, Ambac Insured) ±	5.00	8-15-2038	5,000,000	5,074,200
California University Revenue Systemwide Series A (Education Revenue, FSA Insured, JPMorgan Chase & Company LIQ) ø	0.14	5-1-2015	1,210,000	1,210,000
California University Revenue Systemwide Series A (Education Revenue, AGM Insured) 144Aø	0.21	11-1-2033	5,685,000	5,685,000
California University Revenue Systemwide Series A (Education Revenue)	5.00	11-1-2037	7,500,000	7,852,950
California University Revenue Systemwide Series C (Education Revenue, National Insured, JPMorgan Chase & Company LIQ) 144Aø	0.14	11-1-2014	10,000,000	10,000,000
California Various Purposes (GO)	5.00	10-1-2029	7,000,000	7,320,600
California Various Purposes (GO)	5.25	4-1-2035	8,000,000	8,513,200
California Various Purposes (GO)	6.00	4-1-2035	2,140,000	2,462,434
California Various Purposes (GO)	4.00	10-1-2021	3,590,000	3,961,242
California Various Purposes (GO)	5.00	9-1-2029	1,475,000	1,560,034
California Various Purposes (GO)	5.00	11-1-2032	955,000	982,313
California Various Purposes (GO)	5.00	9-1-2035	5,000,000	5,093,600
California Various Purposes (GO)	5.00	4-1-2037	5,000,000	5,239,650
California Various Purposes (GO)	5.00	9-1-2042	3,000,000	3,109,260
California Various Purposes (GO)	5.13	4-1-2033	6,835,000	7,240,726
California Various Purposes (GO)	5.25	9-1-2028	5,000,000	5,406,500
California Various Purposes (GO)	5.25	10-1-2029	800,000	847,560
California Various Purposes (GO)	5.25	3-1-2038	2,300,000	2,437,448
California Various Purposes (GO)	5.60	3-1-2036	8,715,000	9,401,393
California Various Purposes (GO)	5.75	4-1-2029	1,600,000	1,772,976
California Various Purposes (GO)	5.75	4-1-2031	3,380,000	3,725,132
California Various Purposes (GO)	6.00	4-1-2038	23,465,000	26,987,097
Camrosa CA Water District Financing Authority Water & Sewer Series A (Water & Sewer Revenue)	5.00	1-15-2031	2,000,000	2,077,620
Capistrano CA Unified School District (GO)	4.00	8-1-2023	2,355,000	2,522,087
Carson CA RDA Tax Allocation Series A (Tax Revenue, National Insured)	5.25	10-1-2020	1,140,000	1,159,220
Center California Unified School District CAB Series C (GO, National Insured) ¤	0.00	9-1-2021	5,000,000	3,633,500
Central Valley CA School District Financing Authority Series A (Miscellaneous Revenue, National Insured)	6.45	2-1-2018	2,085,000	2,253,802

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Cerritos CA Community College CAB Election of 2004 (GO) ¤	0.00%	8-1-2029	$1,750,000	$772,118
Cerritos CA Community College CAB Election of 2004 (GO) ¤	0.00	8-1-2033	1,500,000	518,265
Chabot-Las Positas CA Community Refunding Bond 2016 Crossover Project (GO)	4.00	8-1-2023	5,000,000	5,345,900
Chico CA PFA Redevelopment Project Area (Tax Revenue, National Insured)	5.13	4-1-2021	3,000,000	3,005,640
Coachella Valley CA Unified School District Election of 2005 Series D (GO, AGM Insured)	5.00	8-1-2037	3,000,000	3,097,230
College of the Sequoias Tulare Area Improvement District # 3 California CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2024	1,000,000	601,670
Colton CA Joint Unified School District (GO, AGM Insured)	5.00	8-1-2026	1,000,000	1,088,110
Colton CA Joint Unified School District (GO, AGM Insured)	5.00	8-1-2027	1,300,000	1,400,126
Compton CA Community College CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2035	3,445,000	916,921
Compton CA Community RDA Redevelopment Project 2nd Lien Series A (Tax Revenue)	5.00	8-1-2020	1,140,000	1,144,731
Compton CA Solid Waste Management Facilities (Resource Recovery Revenue)	4.80	8-1-2020	205,000	220,147
Contra Costa CA Water District Series R (Water & Sewer Revenue) %%	5.00	10-1-2033	1,000,000	1,078,480
Contra Costa County CA Home GNMA Mortgage-Backed Securities Program (Housing Revenue, GNMA Insured)	7.75	5-1-2022	220,000	277,154
Delano CA Union High School Election of 2010 Series B (GO, AGM Insured)	5.75	8-1-2035	5,510,000	6,064,361
Duarte CA RDA CAB Sub-Merged Redevelopment Project (Tax Revenue) ¤	0.00	12-1-2016	2,055,000	1,805,667
East Side CA Union High School District Santa Clara County Election of 2008 Series D (GO)	5.00	8-1-2028	2,655,000	2,883,011
East Side CA Union High School District Santa Clara County Election of 2008 Series D (GO)	5.00	8-1-2029	2,000,000	2,152,700
Emeryville CA PFA Assessment Distribution Refinancing (Miscellaneous Revenue)	5.75	9-2-2014	500,000	501,420
Emeryville CA PFA Assessment Distribution Refinancing (Miscellaneous Revenue)	5.90	9-2-2021	1,750,000	1,751,663
Escondido CA Joint Powers Financing Authority (Water & Sewer Revenue)	5.00	9-1-2033	3,000,000	3,132,870
Escondido CA Union High School CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2027	8,385,000	4,273,918
Etiwanda CA School District PFA Loan Agency (Miscellaneous Revenue, AGM Insured)	5.00	9-15-2032	2,000,000	2,071,260
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.50	10-1-2017	2,455,000	2,470,295
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.60	10-1-2027	4,785,000	4,792,034
Foothill/Eastern Corridor CA Transportation Agency (Transportation Revenue)	5.75	1-15-2040	4,000,000	3,999,720
Foothill/Eastern Corridor CA Transportation Agency (Transportation Revenue, National Insured) ±	5.80	1-15-2020	3,000,000	3,055,770
Foothill/Eastern Corridor CA Transportation Agency (Transportation Revenue, National Insured) ±	5.85	1-15-2023	3,000,000	3,046,770
Gilroy CA Unified School District (GO, National/FGIC Insured)	5.00	8-1-2022	2,600,000	2,611,336
Gilroy CA Unified School District (GO, National/FGIC Insured)	5.00	8-1-2023	3,000,000	3,013,080
Gilroy CA Unified School District Election of 2008 Series A (GO, AGM Insured)	6.00	8-1-2027	1,000,000	1,168,280
Golden State CA Tobacco Securitization Corporate Tobacco Settlement Revenue Series A (Miscellaneous Revenue)	5.00	6-1-2030	1,000,000	1,012,450
Golden West CA Schools Financing Authority CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	8-1-2015	2,000,000	1,915,120
Golden West CA Schools Financing Authority CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	8-1-2016	585,000	492,623
Hacienda La Puente CA Unified School District (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2027	2,505,000	2,741,121
Hawaiian Gardens CA RDA Project # 1 (Tax Revenue)	6.00	12-1-2013	680,000	682,421
Hesperia CA Unified School District COP Series A (Miscellaneous Revenue)	5.00	2-1-2038	2,000,000	2,013,540
Inland Valley CA Development Agency Series C (Tax Revenue) ±	4.50	3-1-2041	3,750,000	3,956,438
Jamul-Dulzura CA Unified School District Series C (GO)	6.40	8-1-2016	115,000	115,562
Jefferson CA Union High School CAB Election of 2006 Series D (GO) ¤	0.00	8-1-2034	9,905,000	2,301,130
Jefferson CA Union High School CAB Election of 2006 Series D (GO) ¤	0.00	8-1-2036	11,130,000	2,188,492
Jefferson CA Union High School CAB Election of 2006 Series D (GO) ¤	0.00	8-1-2033	8,865,000	2,247,898
Jefferson CA Union High School District San Mateo County Series A (GO, National Insured)	6.45	8-1-2025	1,000,000	1,216,750

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Jurupa CA Unified School District Refunding Bond Program (GO, AGM Insured)	5.00%	8-1-2022	$2,370,000	$2,724,339
Kaweah CA Delta Health Care District Election of 2003 (GO, National Insured)	5.25	8-1-2028	5,370,000	5,563,320
Kern CA High School District (GO)	5.00	8-1-2023	1,000,000	1,162,370
La Quinta CA RDA Tax Redevelopment Project Area #1 (Tax Revenue, Ambac Insured)	5.00	9-1-2022	1,000,000	1,020,940
La Quinta CA RDA Tax Redevelopment Project Area #1 (Tax Revenue, Ambac Insured)	5.00	9-1-2021	1,000,000	1,003,640
Lancaster CA RDA Tax Allocation Combined Redevelopment Project Areas (Tax Revenue)	6.50	8-1-2029	2,000,000	2,140,600
Lodi CA Unified School District School Facility Election of 2006 (GO, AGM Insured)	5.00	8-1-2030	2,000,000	2,140,540
Long Beach CA Bond Financing Authority (Miscellaneous Revenue, Ambac Insured)	6.00	11-1-2017	1,130,000	1,183,065
Long Beach CA Bond Financing Authority Natural Gas Purchase LIBOR Index Series B (Utilities Revenue) ±	1.63	11-15-2027	5,000,000	4,385,300
Long Beach CA Bond Financing Authority Redevelopment Housing & Gas Utilities Financing Series A-1 (IDR, Ambac Insured)	5.00	8-1-2030	5,000,000	5,060,100
Long Beach CA Unified School District Election of 2008 Series A (GO)	5.50	8-1-2026	2,530,000	2,924,478
Los Angeles CA Community Redevelopment Agency Bunker Hill Project Series A (Tax Revenue, AGM Insured)	5.00	12-1-2027	2,000,000	2,084,880
Los Angeles CA Community Redevelopment Refunding Bond Grand Central Square Class B (Tax Revenue, Ambac Insured)	5.00	12-1-2022	1,200,000	1,177,872
Los Angeles CA Community Redevelopment Vermont Manchester Social Services Project (Miscellaneous Revenue, Ambac Insured)	5.00	9-1-2025	2,310,000	2,389,441
Los Angeles CA COP Sonneblick del Rio Project (Miscellaneous Revenue, Ambac Insured)	6.00	11-1-2019	2,000,000	2,009,100
Los Angeles CA Department of Airports Ontario International Series A (Airport Revenue, National Insured)	5.00	5-15-2024	1,565,000	1,662,343
Los Angeles CA Department of Airports Ontario International Series A (Airport Revenue, National Insured)	5.00	5-15-2025	3,425,000	3,579,570
Los Angeles CA Department of Airports Senior International Private Activity (Airport Revenue)	5.00	5-15-2035	3,500,000	3,658,060
Los Angeles CA Harbor Department (Airport Revenue)	7.60	10-1-2018	75,000	87,782
Los Angeles CA Public Works Financing Authority Lease Multiple Capital Projects II (Miscellaneous Revenue)	5.00	8-1-2037	1,500,000	1,542,990
Los Angeles CA Public Works Financing Authority Lease Multiple Capital Projects II (Miscellaneous Revenue)	5.00	8-1-2042	2,000,000	2,036,480
Los Angeles CA Unified School District Refunding Bond Headquarters Building Project B (Miscellaneous Revenue)	5.00	10-1-2028	2,350,000	2,478,075
Los Angeles CA Unified School District Refunding Bond Headquarters Building Project B (Miscellaneous Revenue)	5.00	10-1-2031	1,125,000	1,154,273
Los Angeles CA Unified School District Series B (GO, JPMorgan Chase & Company LIQ) 144Aø	0.07	11-28-2013	1,000,000	1,000,000
Lynwood CA Unified School District Election of 2012 Series A (GO, AGM Insured)	5.00	8-1-2033	1,705,000	1,774,871
Lynwood CA Unified School District Series 2011 (GO, AGM Insured)	5.00	8-1-2024	1,000,000	1,108,620
M-S-R Energy Authority California Gas Series B (Utilities Revenue)	7.00	11-1-2034	4,000,000	4,951,160
M-S-R Energy Authority California Gas Series C (Utilities Revenue)	6.13	11-1-2029	1,060,000	1,192,012
M-S-R Energy Authority California Gas Series C (Utilities Revenue)	7.00	11-1-2034	1,160,000	1,435,836
Marysville CA Financing Authority Sewer Series A (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2032	810,000	829,003
McFarland CA Unified School District Election of 2012 Series A (GO, AGM Insured)	5.00	11-1-2033	685,000	714,188
McFarland CA Unified School District Election of 2012 Series A (GO, AGM Insured)	5.00	11-1-2038	1,500,000	1,522,905
Merced CA Community College School Facilities Improvement Project District #1 (GO, National Insured)	5.00	8-1-2031	1,635,000	1,741,667
Merced CA Union High School District CAB Election of 2008 Series C (GO) ¤	0.00	8-1-2032	3,380,000	1,233,531
Merced CA Union High School District CAB Series A (GO, National/FGIC Insured) ¤	0.00	8-1-2018	2,135,000	1,858,688
Metropolitan Water District of Southern California Series G (Water & Sewer Revenue)	5.00	7-1-2031	2,615,000	2,883,953
Modesto CA Irrigation District Electric Refunding Bond Series A (Utilities Revenue, AGM Insured)	5.00	7-1-2031	800,000	857,264
Modesto CA Irrigation District Electric Refunding Bond Series A (Utilities Revenue, AGM Insured)	5.00	7-1-2032	830,000	884,498

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Montebello CA Unified School District Election of 2004 (GO, National Insured)	5.00%	8-1-2030	$3,175,000	$3,472,942
Morongo Band of Mission Indians California Enterprise Casino Series B (Miscellaneous Revenue) 144A	6.50	3-1-2028	2,000,000	2,194,160
Mount Diablo CA Unified School District Election of 2002 PUTTER (GO, National Insured, JPMorgan Chase & Company LIQ) ø	0.11	6-1-2014	6,000,000	6,000,000
Mount Diablo CA Unified School District Election of 2010 Series E (GO)	5.00	6-1-2037	2,000,000	2,086,000
Natomas CA Unified School District Election of 1999 (GO, National Insured)	5.95	9-1-2021	1,000,000	1,147,010
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.82	7-1-2019	5,000,000	4,665,350
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.91	7-1-2027	9,000,000	7,632,720
Northern California Power Agency Public Power Prerefunded Bond (Utilities Revenue, Ambac Insured)	7.50	7-1-2023	50,000	66,408
Northern Inyo County CA Local Hospital District (GO, AGC Insured)	5.60	8-1-2035	20,000	20,606
Norwalk-LA Mirada CA Unified School District CAB Election of 2002 Series D (GO, AGM Insured) ¤	0.00	8-1-2023	1,500,000	981,975
Oakland Alameda County CA Coliseum Authority Series A (Miscellaneous Revenue)	5.00	2-1-2025	500,000	539,170
Oakland CA Peralta Community College District Refunding Bond (GO)	5.00	8-1-2025	1,515,000	1,681,483
Oakland CA Unified School District Election of 2006 Series A (GO)	5.00	8-1-2022	550,000	581,213
Oakland CA Unified School District Election of 2006 Series A (GO)	5.50	8-1-2032	3,160,000	3,204,967
Ontario CA RDFA Ontario Redevelopment Project #1 (Tax Revenue, National Insured)	5.80	8-1-2023	1,110,000	1,253,479
Ontario CA RDFA Ontario Redevelopment Project #1 (Tax Revenue, National Insured)	6.00	8-1-2015	715,000	736,143
Palm Springs CA Palm Springs International Airport (Airport Revenue)	6.00	7-1-2018	290,000	296,545
Palm Springs CA Palm Springs International Airport (Airport Revenue)	6.40	7-1-2023	500,000	502,975
Palo Verde CA Unified School District FlexFund Program (Lease Revenue)	4.80	9-1-2027	1,654,327	1,691,947
Paramount CA Unified School District CAB Election of 2006 (GO) ¤	0.00	8-1-2033	2,500,000	786,425
Pasadena CA Old Pasadena Parking Facilities Project (Miscellaneous Revenue)	6.25	1-1-2018	880,000	978,833
Perris CA PFA Series A (Tax Revenue, National Insured)	5.25	10-1-2020	1,030,000	1,052,845
Perris CA PFA Series A (Tax Revenue)	5.75	10-1-2031	2,045,000	2,094,244
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue, National Insured)	5.50	5-1-2019	2,000,000	2,170,280
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue)	6.25	12-1-2032	5,500,000	5,511,495
Pioneer CA Union Elementary School District COP (Miscellaneous Revenue, National Insured)	5.00	8-1-2029	2,635,000	2,694,261
Pomona CA Unified School District Series A (GO, National Insured)	6.55	8-1-2029	2,480,000	3,038,273
Pomona CA Unified School District Series E (GO, AGM Insured)	5.00	8-1-2030	2,000,000	2,118,260
Port of Redwood City CA (Airport Revenue)	5.13	6-1-2030	3,600,000	3,429,504
Poway CA Redevelopment Agency Tax Paguay Redevelopment Project (Tax Revenue, Ambac Insured)	5.13	6-15-2033	700,000	699,951
Poway CA Unified School District CAB Election of 2008 Improvement District 07-1-A (GO) ¤	0.00	8-1-2024	1,800,000	1,131,552
Poway CA Unified School District Public Financing Authority (Tax Revenue)	4.00	9-15-2023	715,000	720,942
Redwood City CA RDA CAB Redevelopment Project Area 2-A (Tax Revenue, Ambac Insured) ¤	0.00	7-15-2030	3,505,000	1,313,744
Rialto CA RDA Merged Project Area Series A (Tax Revenue)	5.00	9-1-2021	1,000,000	1,005,880
Rialto CA Unified School District CAB Election of 2010 Series A (GO, AGM Insured) ¤	0.00	8-1-2026	3,320,000	1,688,519
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (Miscellaneous Revenue, AGM Insured)	5.88	8-1-2037	5,000,000	5,380,450
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue)	6.25	7-1-2024	7,500,000	8,421,075
Riverside County CA Asset Administrative Center Refunding Project (Miscellaneous Revenue)	5.00	11-1-2028	1,150,000	1,199,634
Riverside County CA Asset Leasing Corporation Riverside County Hospital Project (Miscellaneous Revenue, National Insured) ¤	0.00	6-1-2026	10,000,000	4,905,800

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Tax-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Riverside County CA Palm Desert Financing Authority Series A (Miscellaneous Revenue)	6.00%	5-1-2022	$4,105,000	$4,565,335
Riverside County CA Unified School District Financing Superior Lien Series A (Miscellaneous Revenue)	5.00	9-1-2037	1,250,000	1,257,225
Roseville CA Natural Gas Financing Authority (Utilities Revenue)	5.00	2-15-2025	1,930,000	2,084,168
Ross Valley CA School District Election of 2010 Series B (GO)	5.00	8-1-2037	625,000	660,988
Sacramento City CA Unified School District Election of 2012 Series A (GO) %%	5.25	8-1-2033	1,000,000	1,047,680
Sacramento County CA Airport System AMT Senior Series B (Airport Revenue, AGM Insured)	5.75	7-1-2024	2,000,000	2,256,900
Sacramento County CA City Financing Authority Series A (Miscellaneous Revenue, Ambac Insured)	5.40	11-1-2020	2,500,000	2,809,975
Sacramento County CA COP Animal Care & Youth Detention Program (Miscellaneous Revenue, Ambac Insured)	5.00	10-1-2025	1,085,000	1,119,199
Sacramento County CA Municipal Utility District Refunding Bond Series Y (Utilities Revenue)	5.00	8-15-2033	1,000,000	1,060,880
Sacramento County CA Regional Transit District Farebox Revenue Series 2012 (Transportation Revenue)	5.00	3-1-2036	1,000,000	1,032,160
Sacramento County CA Unified School Refunding Bond (GO, AGM Insured)	5.00	7-1-2031	2,500,000	2,606,775
San Benito CA Health Care District (Health Revenue)	5.00	3-1-2023	1,020,000	1,142,441
San Bernardino City CA Unified School District Series A (GO, AGM Insured)	5.00	8-1-2023	600,000	672,336
San Bernardino City CA Unified School District Series A (GO, AGM Insured)	5.00	8-1-2024	1,250,000	1,381,338
San Bernardino County CA Community CAB Series D (GO) ¤	0.00	8-1-2032	1,500,000	541,365
San Bernardino County CA COP Arrowhead Project Series A (Miscellaneous Revenue)	5.50	8-1-2020	6,000,000	6,871,800
San Bernardino County CA COP Medical Center Financing Project (Miscellaneous Revenue, National Insured)	5.00	8-1-2028	5,815,000	5,815,465
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, Ambac Insured)	5.25	2-15-2032	3,825,000	4,005,961
San Diego CA PFFA Refunding Balance Ballpark Project Series A (Miscellaneous Revenue, Ambac Insured)	5.25	2-15-2026	4,950,000	5,255,762
San Diego CA RDA CAB Tax Allocation Centre (Tax Revenue, AGM Insured) ¤	0.00	9-1-2023	885,000	563,276
San Diego CA RDA Centre City Sub Parking Series B (Transportation Revenue)	5.30	9-1-2020	1,060,000	1,061,346
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	5.00	9-1-2025	575,000	584,545
San Francisco CA Bay Area Series A (Tax Revenue)	5.00	7-1-2036	1,000,000	1,077,370
San Francisco CA Bay Area Toll Authority Series A (Transportation Revenue) ±	1.31	4-1-2036	2,000,000	1,959,080
San Francisco CA City & County COP Multiple Capital Improvement Projects Series A (Miscellaneous Revenue)	5.20	4-1-2026	3,000,000	3,223,410
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.50	8-1-2016	250,000	266,640
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	3.00	8-1-2013	470,000	470,639
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.00	8-1-2014	385,000	395,018
San Francisco City & County CA Redevelopment Agency Successor Community #6 Mission Bay South Public Project Series A (Tax Revenue)	5.00	8-1-2023	500,000	520,740
San Francisco City & County CA Redevelopment Agency Successor Community #6 Mission Bay South Public Project Series A (Tax Revenue)	5.00	8-1-2033	1,000,000	975,200
San Gorgonio CA Memorial Healthcare Election of 2006 Series A (GO, National/FGIC Insured)	5.00	8-1-2036	5,285,000	5,308,043
San Gorgonio CA Memorial Healthcare Election of 2006 Series C (GO)	7.00	8-1-2027	950,000	1,098,105
San Gorgonio CA Memorial Healthcare Election of 2006 Series C (GO)	7.10	8-1-2033	3,000,000	3,436,380
San Joaquin Hills County CA Transportation Corridor Agency CAB Series A (Transportation Revenue, National Insured) ¤	0.00	1-15-2015	2,000,000	1,896,040

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
San Jose CA Airport Series B PUTTER (Airport Revenue, AGM/Ambac Insured, JPMorgan Chase & Company LIQ) 144Aø	0.18%	9-1-2031	$3,000,000	$3,000,000
San Jose CA Libraries & Parks Project (GO)	5.13	9-1-2031	2,040,000	2,046,018
San Jose CA RDA Tax Allocation Refunding Bond Merged Area Redevelopment Project Series C (Tax Revenue, National Insured)	5.00	8-1-2025	1,845,000	1,808,856
San Jose CA RDA Tax Allocation Refunding Bond Merged Area Redevelopment Project Series C (Tax Revenue, National Insured)	5.00	8-1-2026	950,000	919,809
San Jose CA Unified School District CAB (Miscellaneous Revenue, AGM Insured) ¤	0.00	1-1-2021	1,205,000	985,955
San Jose CA Unified School District CAB (Miscellaneous Revenue, AGM Insured) ¤	0.00	1-1-2026	3,175,000	2,042,001
San Luis Obispo County CA Financing Authority Series A (Miscellaneous Revenue)	5.00	10-15-2027	1,510,000	1,621,846
San Rafael City CA High School District CAB Election of 2002 Series B (GO, National/FGIC Insured) ¤	0.00	8-1-2023	1,260,000	844,666
Sanger CA Unified School District Refunding Bond (GO, National Insured)	5.60	8-1-2023	2,000,000	2,317,940
Santa Ana CA Community Redevelopment Merged Project Area Series A (Tax Revenue)	6.00	9-1-2022	2,000,000	2,246,980
Santa Ana CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2038	15,000,000	3,601,050
Santa Cruz County CA Live Oak School District COP (Miscellaneous Revenue, AGM Insured)	5.50	8-1-2029	1,000,000	1,079,220
Santa Cruz County CA RDA California Live Oak Soquel Community Improvement Project (Tax Revenue)	6.63	9-1-2029	2,100,000	2,374,302
Semitropic CA Improvement District Refunding Bond Series A (Water & Sewer Revenue, JPMorgan Chase & Company LIQ) 144Aø	0.14	6-1-2017	2,190,000	2,190,000
Simi Valley CA Unified School District Capital Improvement Projects (Miscellaneous Revenue, Ambac Insured)	5.25	8-1-2022	1,970,000	2,114,125
Sonoma CA Community RDA The Springs Redevelopment Project (Tax Revenue, AGM Insured)	6.50	8-1-2028	3,000,000	3,013,140
Sonoma Valley CA Unified School District CAB Election of 2010 Series A (GO) ¤	0.00	8-1-2027	1,020,000	514,916
South Gate CA PFA South Gate Redevelopment Project #1 (Tax Revenue, XCLA Insured)	5.25	9-1-2019	2,015,000	2,041,679
South Pasadena CA Unified School District Series A (GO, FGIC Insured)	5.55	11-1-2020	740,000	840,840
Southern California Public Power Authority Natural Gas Project #1 Series A (Utilities Revenue) ±	1.65	11-1-2038	5,000,000	4,238,100
Southern California Public Power Authority Natural Gas Project #1 Series A (Utilities Revenue)	5.25	11-1-2025	1,000,000	1,060,650
Southwest Community California Finance Authority Riverside County (Miscellaneous Revenue)	6.38	5-1-2033	3,065,000	3,477,059
Stockton CA Unified School District Refunding Bond (GO, AGM Insured)	5.00	1-1-2029	600,000	620,220
Sulphur Springs CA Union School District Refunding Bond Community Facilities District #2002-1 Series A (Tax Revenue)	5.00	9-1-2032	1,465,000	1,438,322
Sulphur Springs CA Union School District Series A (GO, National Insured) ¤	0.00	9-1-2013	5,690,000	5,685,164
Sweetwater CA Union High School District PFA Series A (Tax Revenue, AGM Insured)	5.00	9-1-2026	2,090,000	2,109,291
Torrance CA COP Refunding & Public Improvement Project Series A (Miscellaneous Revenue, Ambac Insured)	5.00	6-1-2034	1,310,000	1,344,492
Torrance CA COP Refunding & Public Improvement Project Series A (Miscellaneous Revenue, Ambac Insured)	5.25	6-1-2034	2,690,000	2,767,687
Tracy CA Operating Partnership Joint Powers Authority Capital Improvement Projects (Miscellaneous Revenue, AGM Insured)	6.25	10-1-2033	1,000,000	1,150,130
Tulare CA PFFA Capital Facilities Project (Miscellaneous Revenue, AGM Insured)	5.25	4-1-2027	3,000,000	3,257,640
Union City CA Community RDA (Tax Revenue, AGM Insured)	5.25	10-1-2033	8,000,000	8,540,960
Union City CA Community RDA Series A (Tax Revenue, Ambac Insured)	5.38	10-1-2034	4,885,000	4,829,702
University of California Revenues Limited Project Series G (Education Revenue)	5.00	5-15-2042	2,500,000	2,618,525

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage California Tax-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
University of California Revenues Unrefunded Balance UCLA Medical Center Series A (Health Revenue, Ambac Insured)	5.25%	5-15-2030	$465,000	$468,776
Upland CA Successor Agency Merged Project Tax Allocation (Tax Revenue, AGM Insured)	5.00	9-1-2023	2,400,000	2,676,792
Vacaville CA Unified School District (Miscellaneous Revenue, AGM Insured)	6.50	12-1-2034	1,260,000	1,469,853
Vallejo CA Unified School District Refunding Bond Series A (GO, National Insured)	5.90	2-1-2017	1,000,000	1,100,160
Victor Valley CA Union High School District San Bernardino County Series A (Tax Revenue) ##	2.00	10-1-2013	3,000,000	3,011,010
Vista CA Community Development Commission Vista Redevelopment Project Area (Tax Revenue)	5.88	9-1-2037	2,500,000	2,500,775
Walnut Valley CA Unified School District Series C (GO, FGIC Insured)	5.75	8-1-2015	1,135,000	1,140,573
West Contra Costa CA Healthcare District COP (Tax Revenue, Ambac Insured)	5.50	7-1-2029	2,000,000	2,032,520
West Contra Costa CA Healthcare District COP (Tax Revenue)	6.00	7-1-2032	3,800,000	4,145,040
West Contra Costa CA Unified School District (GO, AGM Insured)	5.25	8-1-2024	1,350,000	1,529,753
West Contra Costa CA Unified School District CAB Election of 2005 Series C-1 (GO, AGM Insured) ¤	0.00	8-1-2021	6,000,000	4,406,460
West Contra Costa CA Unified School District Election of 2005 Series B (GO)	6.00	8-1-2027	1,080,000	1,296,443
West Contra Costa CA Unified School District Refunding Bond (GO)	5.00	8-1-2032	1,250,000	1,300,900
West Fresno CA Elementary School District Election of 1997 Series C (GO, AGM Insured)	6.60	5-1-2035	1,000,000	1,145,200
Western Riverside County CA Trust & Wastewater Finance Authority Local Agency Project Series A-1 (Tax Revenue)	4.00	9-1-2020	1,945,000	1,999,071
Westlands CA Water District Revenue Refunding Bond Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2030	775,000	818,137
Westlands CA Water District Revenue Refunding Bond Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2034	1,000,000	1,039,470
Wiseburn CA School District CAB (GO, AGM Insured) ¤	0.00	8-1-2027	1,525,000	762,485
Yorba Linda CA RDA CAB Series A (Tax Revenue, National Insured) ¤	0.00	9-1-2019	1,810,000	1,381,743

				761,082,908

Guam : 0.13%
Guam Government Business Privilege Tax Series A (Tax Revenue)	5.00	1-1-2031	1,000,000	1,040,760

Iowa : 0.26%
Iowa Finance Authority Midwestern Disaster Area Revenue Fertilizer Company Project (IDR)	5.50	12-1-2022	2,000,000	2,013,880

Puerto Rico : 0.65%
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue)	5.50	12-1-2018	100,000	113,046
Puerto Rico PFOTER Series 4147 (Utilities Revenue, Dexia Credit Local LOC, FSA/FGIC Insured) ø	0.56	7-1-2033	4,980,000	4,980,000

				5,093,046

Virgin Islands : 0.95%
Virgin Islands PFA Matching Fund Loan Senior Lien Series 2010A (Tax Revenue)	5.00	10-1-2029	5,000,000	5,222,250
Virgin Islands PFA Matching Fund Loan Senior Lien Series A (Miscellaneous Revenue)	6.75	10-1-2037	2,000,000	2,241,160

				7,463,410

Total Municipal Obligations (Cost $750,724,029)				776,694,004

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Yield	Shares	Value

Short-Term Investments : 0.23%

Investment Companies : 0.23%
Wells Fargo Advantage California Municipal Money Market Fund, Institutional Class (l)(u)##	0.01%	1,808,927	$1,808,927

Total Short-Term Investments (Cost $1,808,927)			1,808,927

Total investments in securities
(Cost $752,532,956) *	99.15%	778,502,931
Other assets and liabilities, net	0.85	6,666,307

Total net assets	100.00%	$785,169,238

¤	Security issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis.

##	All or a portion of this security has been segregated for when-issued securities.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $752,627,515 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$35,947,761
Gross unrealized depreciation	(10,072,345)

Net unrealized appreciation	$25,875,416

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2013	Wells Fargo Advantage California Tax-Free Fund	19

Assets
Investments
In unaffiliated securities, at value (see cost below)	$776,694,004
In affiliated securities, at value (see cost below)	1,808,927

Total investments, at value (see cost below)	778,502,931
Receivable for investments sold	45,007
Receivable for Fund shares sold	2,680,838
Receivable for interest	9,760,444
Prepaid expenses and other assets	14,545

Total assets	791,003,765

Liabilities
Dividends payable	480,959
Payable for investments purchased	2,126,160
Payable for Fund shares redeemed	2,684,153
Advisory fee payable	147,135
Distribution fees payable	30,066
Due to other related parties	126,900
Accrued expenses and other liabilities	239,154

Total liabilities	5,834,527

Total net assets	$785,169,238

NET ASSETS CONSIST OF
Paid-in capital	$763,894,754
Undistributed net investment income	66,713
Accumulated net realized losses on investments	(4,762,204)
Net unrealized gains on investments	25,969,975

Total net assets	$785,169,238

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$506,770,309
Shares outstanding – Class A	45,220,346
Net asset value per share – Class A	$11.21
Maximum offering price per share – Class A2	$11.74
Net assets – Class B	$966,388
Shares outstanding – Class B	84,509
Net asset value per share – Class B	$11.44
Net assets – Class C	$46,049,576
Shares outstanding – Class C	4,029,381
Net asset value per share – Class C	$11.43
Net assets – Administrator Class	$231,382,965
Shares outstanding – Administrator Class	20,606,501
Net asset value per share – Administrator Class	$11.23

Investments in unaffiliated securities, at cost	$750,724,029

Investments in affiliated securities, at cost	$1,808,927

Total investments, at cost	$752,532,956

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage California Tax-Free Fund	Statement of operations—year ended June 30, 2013

Investment income
Interest	$33,281,182
Income from affiliated securities	1,390

Total investment income	33,282,572

Expenses
Advisory fee	2,696,637
Administration fees
Fund level	395,689
Class A	835,643
Class B	2,055
Class C	76,011
Administrator Class	220,310
Shareholder servicing fees
Class A	1,305,692
Class B	3,211
Class C	118,767
Administrator Class	550,776
Distribution fees
Class B	9,634
Class C	356,300
Custody and accounting fees	42,817
Professional fees	44,725
Registration fees	36,447
Shareholder report expenses	43,687
Trustees’ fees and expenses	12,540
Other fees and expenses	22,634

Total expenses	6,773,575
Less: Fee waivers and/or expense reimbursements	(912,925)

Net expenses	5,860,650

Net investment income	27,421,922

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	6,630,444
Net change in unrealized gains (losses) on investments	(20,025,333)

Net realized and unrealized gains (losses) on investments	(13,394,889)

Net increase in net assets resulting from operations	$14,027,033

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage California Tax-Free Fund	21

	Year ended June 30, 2013		Year ended June 30, 2012

Operations
Net investment income		$27,421,922		$27,955,366
Net realized gains on investments		6,630,444		5,424,768
Net change in unrealized gains (losses) on investments		(20,025,333)		46,003,564

Net increase in net assets resulting from operations		14,027,033		79,383,698

Distributions to shareholders from
Net investment income
Class A		(18,062,342)		(20,539,932)
Class B		(34,982)		(66,187)
Class C		(1,284,241)		(1,303,114)
Administrator Class		(8,040,875)		(6,044,548)

Total distributions to shareholders		(27,422,440)		(27,953,781)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,145,741	71,443,672	4,016,638	44,522,174
Class C	860,788	10,241,770	1,106,356	12,514,385
Administrator Class	12,307,649	143,416,790	7,285,019	81,336,433

		225,102,232		138,372,992

Reinvestment of distributions
Class A	1,389,962	16,153,720	1,411,615	15,645,241
Class B	2,819	33,438	4,239	47,806
Class C	98,977	1,173,077	86,821	983,626
Administrator Class	359,266	4,183,398	286,146	3,182,075

		21,543,633		19,858,748

Payment for shares redeemed
Class A	(7,440,460)	(86,490,207)	(6,194,513)	(68,618,513)
Class B	(57,832)	(685,948)	(103,619)	(1,151,374)
Class C	(805,420)	(9,525,749)	(464,061)	(5,237,522)
Administrator Class	(7,835,382)	(90,544,630)	(2,999,998)	(33,087,748)

		(187,246,534)		(108,095,157)

Net increase in net assets resulting from capital share transactions		59,399,331		50,136,583

Total increase in net assets		46,003,924		101,566,500

Net assets
Beginning of period		739,165,314		637,598,814

End of period		$785,169,238		$739,165,314

Undistributed net investment income		$66,713		$67,231

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage California Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.37	$10.53	$10.69	$10.14	$10.64
Net investment income	0.40	0.45	0.46	0.46 [1]	0.49
Net realized and unrealized gains (losses) on investments	(0.16)	0.84	(0.16)	0.55	(0.50)

Total from investment operations	0.24	1.29	0.30	1.01	(0.01)
Distributions to shareholders from
Net investment income	(0.40)	(0.45)	(0.46)	(0.46)	(0.49)
Net asset value, end of period	$11.21	$11.37	$10.53	$10.69	$10.14
Total return[2]	2.06%	12.46%	2.89%	10.10%	0.06%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.82%	0.86%	0.88%
Net expenses	0.75%	0.75%	0.75%	0.80%	0.80%
Net investment income	3.46%	4.08%	4.36%	4.35%	4.85%
Supplemental data
Portfolio turnover rate	23%	41%	23%	31%	44%
Net assets, end of period (000s omitted)	$506,770	$512,957	$483,091	$372,415	$351,526

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Tax-Free Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
CLASS B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.60	$10.74	$10.91	$10.35	$10.86
Net investment income	0.32 [1]	0.38 [1]	0.39 [1]	0.39 [1]	0.42
Net realized and unrealized gains (losses) on investments	(0.16)	0.86	(0.17)	0.56	(0.50)

Total from investment operations	0.16	1.24	0.22	0.95	(0.08)
Distributions to shareholders from
Net investment income	(0.32)	(0.38)	(0.39)	(0.39)	(0.43)
Net asset value, end of period	$11.44	$11.60	$10.74	$10.91	$10.35
Total return[2]	1.33%	11.66%	2.06%	9.26%	(0.69)%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.56%	1.62%	1.64%
Net expenses	1.50%	1.50%	1.50%	1.55%	1.55%
Net investment income	2.72%	3.37%	3.57%	3.63%	4.08%
Supplemental data
Portfolio turnover rate	23%	41%	23%	31%	44%
Net assets, end of period (000s omitted)	$966	$1,618	$2,566	$4,286	$11,926

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage California Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.59	$10.74	$10.90	$10.35	$10.85
Net investment income	0.32	0.38	0.39	0.39 [1]	0.42
Net realized and unrealized gains (losses) on investments	(0.16)	0.85	(0.16)	0.55	(0.50)

Total from investment operations	0.16	1.23	0.23	0.94	(0.08)
Distributions to shareholders from
Net investment income	(0.32)	(0.38)	(0.39)	(0.39)	(0.42)
Net asset value, end of period	$11.43	$11.59	$10.74	$10.90	$10.35
Total return[2]	1.33%	11.56%	2.16%	9.16%	(0.60)%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.57%	1.62%	1.63%
Net expenses	1.50%	1.50%	1.50%	1.55%	1.55%
Net investment income	2.70%	3.31%	3.61%	3.58%	4.10%
Supplemental data
Portfolio turnover rate	23%	41%	23%	31%	44%
Net assets, end of period (000s omitted)	$46,050	$44,920	$33,772	$34,848	$27,786

1.	Calculated based upon average shares outstanding
2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Tax-Free Fund	25

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.39	$10.55	$10.71	$10.16	$10.66
Net investment income	0.43	0.48	0.48	0.48	0.52
Net realized and unrealized gains (losses) on investments	(0.16)	0.84	(0.16)	0.56	(0.50)

Total from investment operations	0.27	1.32	0.32	1.04	0.02
Distributions to shareholders from
Net investment income	(0.43)	(0.48)	(0.48)	(0.49)	(0.52)
Net asset value, end of period	$11.23	$11.39	$10.55	$10.71	$10.16
Total return	2.27%	12.67%	3.10%	10.35%	0.32%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.76%	0.75%	0.78%	0.81%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	3.65%	4.26%	4.54%	4.53%	5.10%
Supplemental data
Portfolio turnover rate	23%	41%	23%	31%	44%
Net assets, end of period (000s omitted)	$231,383	$179,670	$118,170	$172,814	$74,046

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage California Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage California Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Advantage California Tax-Free Fund	27

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2013, the Fund had capital loss carryforwards incurred in taxable years beginning before December 22, 2010, which are available to offset future net realized capital gains, in the amount of $4,667,645 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Advantage California Tax-Free Fund	Notes to financial statements

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in Securities	Quoted prices (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Municipal obligations	$0	$776,694,004	$0	$776,694,004

Short-term investments
Investment companies	1,808,927	0	0	1,808,927
	$1,808,927	$776,694,004	$0	$778,502,931

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2013, the advisory fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class B shares, 1.50% for Class C shares, and 0.55% for Administrator Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended June 30, 2013, Wells Fargo Funds Distributor, LLC received $41,505 from the sale of Class A shares and $606 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

Notes to financial statements	Wells Fargo Advantage California Tax-Free Fund	29

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2013 were $184,381,540 and $165,153,999, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2013, the Fund paid $994 in commitment fees.

For the year ended June 30, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $27,422,440 and $27,953,781 of tax-exempt income for the years ended June 30, 2013 and June 30, 2012, respectively.

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$549,509	$25,875,416	$(4,667,645)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

30	Wells Fargo Advantage California Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage California Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage California Tax-Free Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

Other information (unaudited)	Wells Fargo Advantage California Tax-Free Fund	31

TAX INFORMATION (unaudited)

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage California Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage California Tax-Free Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage California Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage California Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage California Tax-Free Fund	35

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays California Municipal Bond Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the median rate for the Fund’s expense Groups for all classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

36	Wells Fargo Advantage California Tax-Free Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage California Tax-Free Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217880 08-13 A249/AR249 6-13

Wells Fargo Advantage Colorado Tax-Free Fund

Annual Report

June 30, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Colorado Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Colorado Tax-Free Fund for the 12-month period that ended June 30, 2013. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and uncertainty surrounding fiscal policies. Interest rates remained low throughout much of the period but jumped in May and June 2013 in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. Municipal bond returns were positive in the first three quarters of the period but then turned negative in the second quarter of 2013. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade municipal bonds throughout the country, gained 0.24% for the 12-month period that ended June 30, 2013.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. Gross domestic product (GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	3

On the fiscal front, presidential elections in November 2012, fiscal cliff negotiations at year-end, and effects of less federal spending due to sequestration were accompanied by shifts in municipal investor sentiment. For example, with an Obama victory in the November 2012 presidential election, investor demand for municipal bonds surged because of investor expectations that higher taxes would create greater long-term demand for tax-free municipal bonds. However, investor demand waned as fiscal cliff discussions suggested the tax-exempt status of municipal bonds could be eliminated.

Municipal bond yields reflected changes in U.S. Treasury rates.

Similar to Treasury yield changes, municipal yields also were near historic lows most of the period before spiking higher in the second quarter of 2013. Ten-year municipal bond yields hovered near 2.00% for most of the period before jumping to 2.95% at the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

4	Wells Fargo Advantage Colorado Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Colorado individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Adrian Van Poppel

Average annual total returns1 (%) as of June 30, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NWCOX)	7-31-1995	(3.88)	3.35	3.17	0.65	4.30	3.64	0.92	0.86
Class B (NWCBX)*	8-2-1993	(5.01)	3.19	3.10	(0.01)	3.54	3.10	1.67	1.61
Class C (WCOTX)	3-31-2008	(1.10)	3.53	2.83	(0.10)	3.53	2.83	1.67	1.61
Administrator Class (NCOTX)	8-23-1993	–	–	–	0.90	4.56	3.90	0.86	0.61
Barclays Municipal Bond Index[4]	–	–	–	–	0.24	5.33	4.42	–	–
Barclays Colorado Municipal Bond Index[5]	–	–	–	–	(0.07)	5.79	4.56	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Colorado municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2013

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through October 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.85% for Class A, 1.60% for Class B, 1.60% for Class C, and 0.60% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The Barclays Colorado Municipal Bond Index is the Colorado component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Colorado Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Colorado Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A (excluding sales charges) shares outperformed the benchmarks, the Barclays Municipal Bond Index and the Barclays Colorado Municipal Bond Index, for the 12-month period that ended June 30, 2013. As interest rates increased during the period, the Fund’s relatively defensive positioning with short duration and an overweight in higher-coupon, fixed-rate debt was a major contributor to outperformance.

■	The Fund’s overweight in medium- and lower-quality bonds was an important factor in the Fund’s outperformance because A- and BBB-rated bonds outperformed the highest-rated bonds by a wide margin. An overweight in the intermediate-maturity bonds detracted from performance as interest rates increased the most in that part of the yield curve.

■	Our bias for higher interest rates influenced our decision to maintain a shorter duration than the benchmark and focus on bond purchases in the steeper portion of the yield curve. We preferred buying bonds with coupons of 5% or greater and selectively sold weaker credits.

Credit quality[7] as of June 30, 2013

Effective maturity[8] distribution as of June 30, 2013

Yields were near record lows for most of the period.

The period began with near-record-low interest rates for both U.S. Treasuries and municipals. Concerns regarding economic activity in the U.S. and Europe kept interest rates low while the U.S. Federal Reserve (Fed) continued its quantitative easing program. Municipal bonds rallied in the first half of the period with 30-year municipal yields declining below 2.5%, a record low. The low rates increased refunding bond volume and contributed to strong support for bond prices. Concerns regarding tax exemption and municipal credit quality caused the rally to slow and rates to begin to move higher later in the period. As U.S. economic activity began to increase and the Fed signaled that its quantitative easing program could possibly be tapered in the latter of half of 2013, both Treasuries and municipal bond yields rose significantly.

The Fund was invested defensively in expectation of higher rates.

The Fund’s relatively defensive positioning, meaning it was short duration and held higher coupon bonds, resulted in outperformance as rates moved higher. From a yield-curve perspective, the Fund was overweight in the intermediate part of the curve, which detracted from performance because rates increased the most in this maturity segment. As the yield curve steepened over the period, the Fund benefited from a significant underweight in the long end of the yield curve because it was the worst-performing part of the curve.

With record-low municipal yields for most of the period, demand for lower-rated and nonrated credits was strong early in the period as market participants reached for yield. We selectively sold lower-rated credits in the charter school and transportation sectors into this strong demand for higher-yielding bonds. The Fund’s main overweight in A-rated bonds was a major contributor to performance as that credit category outperformed AAA- and AA-rated bonds by a wide margin. The Fund’s second-largest overweight in BBB-rated bonds was also a significant contributor due to superior security selection with the Fund’s BBB-rated bonds.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	7

Going forward, we expect to continue a defensive posture in the Fund.

Over the longer term, we expect rates are more likely to increase than decrease. Therefore, we plan to continue to position the Fund defensively by maintaining a short duration and investing in the parts of the yield curve that provide the most roll down opportunity. We are cognizant, however, that the recent spike higher in interest rates during June could derail the housing recovery and constrain growth, which could cause yields—both Treasury and municipal—to settle into a lower range for a period. While the labor market appears to be improving and the Fed has signaled that its quantitative easing of buying Treasuries and mortgages may decrease in the near term, we could see the Fed remain accommodative until improvement in the labor market is more definitive. If rates stay at current levels or higher, we expect these higher municipal yields may stimulate retail demand and provide a floor for bond prices because current yields are more attractive than the record lows experienced earlier in the period. As the economy continues to improve, we believe it is likely that credit spreads will begin to tighten and enable A- and BBB-rated credits to outperform. We will continue to seek trading opportunities that add income or relative value to improve total return by focusing on duration, yield-curve position, sector and credit allocation, and issue selection.

8	Wells Fargo Advantage Colorado Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$970.83	$4.15	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class B
Actual	$1,000.00	$968.17	$7.81	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000.00	$967.26	$7.80	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$972.03	$2.93	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Colorado Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.07%

Arizona: 1.03%
Phoenix AZ IDA Rowan University Project (Education Revenue)	5.25%	6-1-2034	$1,000,000	$1,029,390

California: 2.30%
Inglewood CA Unified School District (Tax Revenue, AGM Insured)	5.25	10-15-2021	1,000,000	1,110,540
Norco CA Redevelopment Agency Project Area #1 (Tax Revenue)	6.00	3-1-2036	1,120,000	1,196,552

				2,307,092

Colorado: 88.70%
Alamosa CO Adams College Institutional Enterprise Bonds Series 2012 (Education Revenue)	5.00	5-15-2037	1,000,000	1,059,510
Arapahoe County CO Centennial 25 Metropolitan District (GO)	6.38	12-1-2016	260,000	260,255
Arapahoe County CO Water & Wastewater Authority (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2033	500,000	518,870
Aspen Valley CO Hospital District (Health Revenue)	5.00	10-15-2033	600,000	608,424
Auraria CO Higher Educational Center (Education Revenue)	4.00	5-1-2023	1,000,000	1,067,660
Aurora CO COP Series A (Miscellaneous Revenue)	5.00	12-1-2027	2,000,000	2,183,060
Aurora CO Water Improvement Revenue Authority (Water & Sewer Revenue, Ambac Insured)	5.00	8-1-2039	1,000,000	1,084,350
Berthoud CO Wastewater Revenue (Water & Sewer Revenue)	5.00	10-15-2027	670,000	705,952
Canon City CO Finance Authority COP (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2032	150,000	157,251
Colorado Board of Governors University Enterprise System Series A (Education Revenue)	5.00	3-1-2033	500,000	546,120
Colorado COP Universityof Colorado Department of Health Science Center at Fitzsimons Academic Series B (Miscellaneous Revenue, National/MBIA Insured)	5.00	11-1-2030	1,000,000	1,103,460
Colorado ECFA Alexander Dawson School LLC Project (Education Revenue)	5.00	2-15-2040	2,000,000	2,064,780
Colorado ECFA Charter School American Academy Project (Education Revenue)	7.25	12-1-2028	1,000,000	1,137,390
Colorado ECFA Charter School American Academy Project (Education Revenue)	7.38	12-1-2028	1,000,000	1,143,320
Colorado ECFA Charter School Banning Lewis (Education Revenue) 144A	6.13	12-15-2035	460,000	432,533
Colorado ECFA Charter School Collegiate Project (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	6-15-2019	1,040,000	1,059,375
Colorado ECFA Charter School Collegiate Project (Education Revenue, Syncora Guarantee Incorporated Insured)	5.25	6-15-2024	1,165,000	1,184,980
Colorado ECFA Charter School District Montessori Charter School Project (Miscellaneous Revenue Insured)	5.00	7-15-2037	1,150,000	1,143,594
Colorado ECFA Charter School Pinnacle High School Project (Education Revenue)	5.13	12-1-2039	500,000	494,625
Colorado ECFA Charter School Twin Peaks Charter (Education Revenue)	6.75	11-15-2028	750,000	821,550
Colorado ECFA Cheyenne Mountain Charter School Series A (Education Revenue )	5.25	6-15-2029	590,000	575,669
Colorado ECFA Johnson & Wales University Project Series A (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	4-1-2018	860,000	861,496
Colorado ECFA Johnson & Wales University Project Series A (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	4-1-2023	100,000	100,085
Colorado ECFA Lincoln Academy Project (Education Revenue)	5.00	3-1-2043	1,000,000	953,870
Colorado ECFA Parker Core Charter School (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	11-1-2024	1,445,000	1,462,672
Colorado ECFA Pinnacle School Project K-8 (Education Revenue)	5.00	6-1-2023	275,000	296,560
Colorado ECFA Pinnacle School Project K-8 (Education Revenue)	5.00	6-1-2029	440,000	454,947

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Colorado Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series 2010 (Education Revenue)	5.00%	9-1-2032	$1,265,000	$1,311,185
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series B (Education Revenue)	5.00	9-1-2027	1,480,000	1,599,332
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series B (Education Revenue)	5.00	9-1-2030	1,770,000	1,868,518
Colorado ECFA Student Housing Campus Village Apartment (Miscellaneous Revenue)	5.50	6-1-2033	2,735,000	2,905,363
Colorado Health Facilities Authority Adventist Health Sunbelt Series D (Health Revenue) ±	5.25	11-15-2027	1,000,000	1,078,730
Colorado Health Facilities Authority Adventist Health Sunbelt Series D (Health Revenue) ±	5.25	11-15-2035	1,000,000	1,058,430
Colorado Health Facilities Authority Catholic Health Initiatives Prerefunded Balance -2012-Catholic Series D2 (Health Revenue) ±	5.25	10-1-2038	10,000	10,183
Colorado Health Facilities Authority Catholic Health Initiatives Series B-1 (Health Revenue)	5.00	7-1-2038	1,000,000	1,017,900
Colorado Health Facilities Authority Catholic Health Initiatives Series D (Health Revenue)	6.25	10-1-2033	1,000,000	1,145,960
Colorado Health Facilities Authority Catholic Health Initiatives Series D-2 Prerefunded Balance (Health Revenue) ±	5.25	10-1-2038	15,000	15,275
Colorado Health Facilities Authority Catholic Health Initiatives Unrefunded Balance-2012-Catholic Series D2 (Health Revenue) ±	5.25	10-1-2038	75,000	76,377
Colorado Health Facilities Authority Hospital Parkview Medical Center Incorporation (Health Revenue)	5.00	9-1-2025	900,000	897,723
Colorado HFA Company AMT Senior Series E2 (Housing Revenue, National Insured)	7.00	2-1-2030	245,000	249,456
Colorado HFA Senior Series E3 (Housing Revenue)	6.60	8-1-2017	75,000	76,021
Colorado HFA SFHR Program Series A2 (Housing Revenue)	6.50	8-1-2031	150,000	153,684
Colorado HFA SFHR Program Series A2 (Housing Revenue)	6.45	4-1-2030	900,000	920,394
Colorado HFA SFHR Program Series B2 (Housing Revenue)	6.10	8-1-2023	190,000	192,176
Colorado HFA SFHR Program Series B2 (Housing Revenue, National Insured)	6.80	2-1-2031	1,175,000	1,236,077
Colorado HFA SFHR Program Series B3 (Housing Revenue)	6.55	8-1-2033	180,000	183,247
Colorado HFA SFHR Program Series B3 (Housing Revenue)	6.70	8-1-2017	270,000	287,380
Colorado HFA SFHR Program Series C3 (Housing Revenue, FHA Insured)	6.38	8-1-2033	150,000	155,538
Colorado HFA SFMR Class I Series A (Housing Revenue, FHA/VA/HUD Insured)	5.50	11-1-2029	510,000	528,375
Colorado HFA SFMR Class III Series A3 (Housing Revenue)	5.25	5-1-2032	60,000	59,929
Colorado HFA SFMR Class III Series B3 (Housing Revenue)	5.25	5-1-2032	345,000	348,750
Colorado HFA Waste Management Incorporated Project (Miscellaneous Revenue)	5.70	7-1-2018	500,000	560,860
Colorado Mid-Cities Metropolitan District #1 Special Refunding & Improvement Bonds Series 2004-A (Tax Revenue, BNP Paribas LOC) ø	0.32	12-1-2020	2,000,000	2,000,000
Colorado Regional Transportation District COP Series A (Lease Revenue)	5.00	6-1-2027	2,000,000	2,152,540
Colorado Springs CO Utilities Various Sub Lien Improvement Series B (Utilities Revenue, Bayerische Landesbank SPA) ø	0.22	11-1-2036	5,090,000	5,090,000
Colorado Water Reserve Power Development Authority Clean Water Series A (Water & Sewer Revenue)	4.50	9-1-2024	1,000,000	1,067,200
Colorado Water Reserve Power Development Authority Clean Water Series A Unrefunded Balance (Miscellaneous Revenue)	5.13	9-1-2018	55,000	55,210
Colorado Water Reserve Power Development Authority Clean Water Series B Unrefunded Balance (Miscellaneous Revenue)	5.00	9-1-2019	30,000	30,111
Commerce City CO Northern Infrastructure General Import District (GO, AGM Insured)	5.00	12-1-2032	825,000	869,336
Denver CO City & County Airport Sub Series G2 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.22	11-15-2025	5,100,000	5,100,000
Denver CO City & County Airport System Series A (Airport Revenue, Syncora Guarantee Incorporated Insured)	5.00	11-15-2022	1,250,000	1,350,700
Denver CO City & County Airport System Series B (Airport Revenue)	5.00	11-15-2032	1,000,000	1,041,760
Denver CO City & County Excise Tax Series A (Tax Revenue, AGM Insured)	6.00	9-1-2021	2,000,000	2,382,780
Denver CO City & County Refunding COP Public Parking Unit Cultural Center Series 2012A (Miscellaneous Revenue)	3.50	12-1-2020	710,000	764,017

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Colorado Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Denver CO City & County School District #1 Series C (Miscellaneous Revenue)	5.00%	12-15-2023	$1,000,000	$1,137,460
Denver CO Convention Center (Tax Revenue, Syncora Guarantee Incorporated Insured)	5.00	12-1-2030	1,205,000	1,232,438
Douglas & Elbert Counties CO Douglas County School District # 1 (GO, National/FGIC Insured)	5.75	12-15-2022	1,000,000	1,078,960
E-470 Public Highway Authority Colorado CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	9-1-2034	4,000,000	1,191,960
Eagle River CO Water & Sanitation District Enterprise Wastewater Series 2012 (Water & Sewer Revenue)	5.00	12-1-2032	400,000	425,324
El Paso County CO School District #49 (Lease Revenue, National Insured)	5.00	12-15-2027	1,430,000	1,536,950
Fort Collins CO Lease COP Series A (Lease Revenue, Ambac Insured)	5.38	6-1-2025	1,000,000	1,046,080
Garfield County CO Public Library District Lease Purchase Financing Program (Miscellaneous Revenue)	5.00	12-1-2026	715,000	761,003
Glendale CO COP (Miscellaneous Revenue, Syncora Guarantee Incorporated Insured)	5.00	12-1-2025	1,000,000	1,040,640
Grand Junction CO General Fund Revenue Refunding Bonds Series 2012 (Tax Revenue)	5.00	3-1-2024	1,000,000	1,138,310
Ignacio CO School District #11 (Tax Revenue)	5.00	12-1-2030	1,000,000	1,080,550
Inverness CO Water & Sanitation District Arapahoe & Douglas Counties Series A (Tax Revenue, Radian Insured)	4.60	12-1-2019	430,000	430,512
La Plata County CO School District #9 (Tax Revenue)	5.00	11-1-2024	1,180,000	1,353,743
Park Meadows CO Business Improvement District (Tax Revenue)	5.00	12-1-2017	250,000	267,040
Platte Valley CO Fire Protection District (Miscellaneous Revenue)	5.00	12-1-2036	325,000	317,103
Pueblo CO City & County Library District (Miscellaneous Revenue)	5.00	12-1-2028	1,315,000	1,399,305
Regional Transportation District Colorado COP Transit Vehicles Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2022	1,000,000	1,070,530
University of Colorado Enterprise System Series 2007-A (Education Revenue, National Insured, Dexia Credit Local LIQ) ø	0.41	6-1-2026	3,990,000	3,990,000
University of Colorado Enterprise System Series A (Education Revenue)	5.00	6-1-2026	1,000,000	1,121,500
University of Colorado Hospital Authority Series A (Health Revenue)	5.00	11-15-2036	1,590,000	1,634,266
University of Colorado Hospital Authority Series A (Health Revenue)	6.00	11-15-2029	2,000,000	2,239,920

				88,816,469

Guam: 2.07%
Guam Government Business Privilege Tax Series A (Tax Revenue)	5.00	1-1-2031	1,000,000	1,040,760
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.75	12-1-2034	500,000	526,540
Guam Power Authority Series A (Utilities Revenue)	5.00	10-1-2034	500,000	508,865

				2,076,165

Maryland: 0.44%
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2027	235,000	238,201
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2030	200,000	199,766

				437,967

Pennsylvania: 0.99%
Pennsylvania Higher Education Facilities Authority (Education Revenue)	5.00	7-1-2032	1,000,000	990,320

Virgin Islands: 1.04%
Virgin Islands PFA Matching Fund Loan Senior Lien Series 2010A (Tax Revenue)	5.00	10-1-2029	1,000,000	1,044,450

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Colorado Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Washington: 0.50%
Washington HEFAR Gonzaga University Project Series B (Education Revenue)	5.00%	10-1-2032	$500,000	$495,085

Total Municipal Obligations (Cost $96,259,653)				97,196,938

	Yield		Shares

Short-Term Investments: 2.56%

Investment Companies: 2.56%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01		2,561,956	2,561,956

Total Short-Term Investments (Cost $2,561,956)				2,561,956

Total investments in securities
(Cost $98,821,609) *	99.63%	99,758,894
Other assets and liabilities, net	0.37	372,127

Total net assets	100.00%	$100,131,021

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

¤	Security issued in zero coupon form with no periodic interest payments.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $98,821,222 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$2,609,701
Gross unrealized depreciation	(1,672,029)

Net unrealized appreciation	$937,672

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2013	Wells Fargo Advantage Colorado Tax-Free Fund	13

Assets
Investments
In unaffiliated securities, at value (see cost below)	$97,196,938
In affiliated securities, at value (see cost below)	2,561,956

Total investments, at value (see cost below)	99,758,894
Receivable for Fund shares sold	50,770
Receivable for interest	789,785
Prepaid expenses and other assets	14,511

Total assets	100,613,960

Liabilities
Dividends payable	93,588
Payable for Fund shares redeemed	289,785
Advisory fee payable	11,820
Distribution fees payable	2,935
Due to other related parties	15,544
Professional fees payable	27,688
Accrued expenses and other liabilities	41,579

Total liabilities	482,939

Total net assets	$100,131,021

NET ASSETS CONSIST OF
Paid-in capital	$99,531,595
Undistributed net investment income	297,183
Accumulated net realized losses on investments	(635,042)
Net unrealized gains on investments	937,285

Total net assets	$100,131,021

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$46,068,757
Shares outstanding – Class A	4,402,840
Net asset value per share – Class A	$10.46
Maximum offering price per share – Class A2	$10.95
Net assets – Class B	$53,360
Shares outstanding – Class B	5,091
Net asset value per share – Class B	$10.48
Net assets – Class C	$4,460,313
Shares outstanding – Class C	425,899
Net asset value per share – Class C	$10.47
Net assets – Administrator Class	$49,548,591
Shares outstanding – Administrator Class	4,735,301
Net asset value per share – Administrator Class	$10.46

Investments in unaffiliated securities, at cost	$96,259,653

Investments in affiliated securities, at cost	$2,561,956

Total investments, at cost	$98,821,609

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Colorado Tax-Free Fund	Statement of operations—year ended June 30, 2013

Investment income
Interest	$4,223,584
Income from affiliated securities	840

Total investment income	4,224,424

Expenses
Advisory fee	374,540
Administration fees
Fund level	53,506
Class A	85,600
Class B	91
Class C	7,091
Administrator Class	49,023
Shareholder servicing fees
Class A	133,750
Class B	141
Class C	11,080
Administrator Class	122,557
Distribution fees
Class B	424
Class C	33,240
Custody and accounting fees	9,877
Professional fees	37,073
Registration fees	5,401
Shareholder report expenses	37,243
Trustees’ fees and expenses	15,942
Other fees and expenses	6,464

Total expenses	983,043
Less: Fee waivers and/or expense reimbursements	(162,340)

Net expenses	820,703

Net investment income	3,403,721

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	846,141
Net change in unrealized gains (losses) on investments	(3,488,005)

Net realized and unrealized gains (losses) on investments	(2,641,864)

Net increase in net assets resulting from operations	$761,857

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Colorado Tax-Free Fund	15

	Year ended June 30, 2013		Year ended June 30, 2012

Operations
Net investment income		$3,403,721		$3,575,203
Net realized gains on investments		846,141		40,666
Net change in unrealized gains (losses) on investments		(3,488,005)		5,193,599

Net increase in net assets resulting from operations		761,857		8,809,468

Distributions to shareholders from
Net investment income
Class A		(1,661,021)		(1,827,683)
Class B		(1,332)		(2,318)
Class C		(103,653)		(113,636)
Administrator Class		(1,637,805)		(1,632,014)

Total distributions to shareholders		(3,403,811)		(3,575,651)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	568,198	6,205,194	530,613	5,580,299
Class C	125,076	1,364,289	76,622	809,193
Administrator Class	1,491,500	16,287,773	868,780	9,064,682

		23,857,256		15,454,174

Reinvestment of distributions
Class A	139,025	1,513,437	115,811	1,218,323
Class B	122	1,332	209	2,187
Class C	9,112	99,238	8,573	90,101
Administrator Class	50,524	549,874	57,296	600,792

		2,163,881		1,911,403

Payment for shares redeemed
Class A	(1,267,069)	(13,709,470)	(434,978)	(4,553,021)
Class B	(331)	(3,611)	(4,857)	(50,737)
Class C	(82,362)	(889,005)	(81,574)	(863,533)
Administrator Class	(900,610)	(9,775,761)	(677,135)	(7,106,079)

		(24,377,847)		(12,573,370)

Net increase in net assets resulting from capital share transactions		1,643,290		4,792,207

Total increase (decrease) in net assets		(998,664)		10,026,024

Net assets
Beginning of period		101,129,685		91,103,661

End of period		$100,131,021		$101,129,685

Undistributed net investment income		$297,183		$209,089

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Colorado Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.72	$10.15	$10.35	$9.90	$10.32
Net investment income	0.34	0.38	0.44	0.41 [1]	0.45 [1]
Net realized and unrealized gains (losses) on investments	(0.26)	0.57	(0.21)	0.46	(0.41)

Total from investment operations	0.08	0.95	0.23	0.87	0.04
Distributions to shareholders from
Net investment income	(0.34)	(0.38)	(0.43)	(0.42)	(0.45)
Net realized gains	0.00	0.00	0.00	0.00	(0.01)

Total distributions to shareholders	(0.34)	(0.38)	(0.43)	(0.42)	(0.46)
Net asset value, end of period	$10.46	$10.72	$10.15	$10.35	$9.90
Total return[2]	0.65%	9.51%	2.34%	8.90%	0.51%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.91%	0.89%	0.89%	1.00%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.88%
Net investment income	3.10%	3.64%	4.25%	3.95%	4.58%
Supplemental data
Portfolio turnover rate	36%	41%	22%	15%	20%
Net assets, end of period (000s omitted)	$46,069	$53,185	$48,218	$69,351	$53,883

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Colorado Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30
CLASS B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.73	$10.16	$10.36	$9.92	$10.33
Net investment income	0.26 [1]	0.31 [1]	0.36 [1]	0.33 [1]	0.38 [1]
Net realized and unrealized gains (losses) on investments	(0.25)	0.56	(0.20)	0.45	(0.40)

Total from investment operations	0.01	0.87	0.16	0.78	(0.02)
Distributions to shareholders from
Net investment income	(0.26)	(0.30)	(0.36)	(0.34)	(0.38)
Net realized gains	0.00	0.00	0.00	0.00	(0.01)

Total distributions to shareholders	(0.26)	(0.30)	(0.36)	(0.34)	(0.39)
Net asset value, end of period	$10.48	$10.73	$10.16	$10.36	$9.92
Total return[2]	(0.01)%	8.69%	1.57%	7.97%	(0.14)%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.66%	1.64%	1.66%	1.74%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.63%
Net investment income	2.35%	2.98%	3.50%	3.24%	3.83%
Supplemental data
Portfolio turnover rate	36%	41%	22%	15%	20%
Net assets, end of period (000s omitted)	$53	$57	$101	$253	$1,072

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Colorado Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.73	$10.16	$10.36	$9.91	$10.33
Net investment income	0.26	0.30	0.36	0.33 [1]	0.37 [1]
Net realized and unrealized gains (losses) on investments	(0.26)	0.57	(0.20)	0.46	(0.40)

Total from investment operations	0.00	0.87	0.16	0.79	(0.03)
Distributions to shareholders from
Net investment income	(0.26)	(0.30)	(0.36)	(0.34)	(0.38)
Net realized gains	0.00	0.00	0.00	0.00	(0.01)

Total distributions to shareholders	(0.26)	(0.30)	(0.36)	(0.34)	(0.39)
Net asset value, end of period	$10.47	$10.73	$10.16	$10.36	$9.91
Total return[2]	(0.10)%	8.69%	1.57%	8.08%	(0.23)%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.66%	1.64%	1.65%	1.73%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.34%	2.89%	3.50%	3.17%	3.82%
Supplemental data
Portfolio turnover rate	36%	41%	22%	15%	20%
Net assets, end of period (000s omitted)	$4,460	$4,012	$3,763	$3,920	$1,053

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Colorado Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.72	$10.15	$10.35	$9.90	$10.32
Net investment income	0.36	0.41	0.46	0.43 [1]	0.48 [1]
Net realized and unrealized gains (losses) on investments	(0.26)	0.57	(0.20)	0.47	(0.42)

Total from investment operations	0.10	0.98	0.26	0.90	0.06
Distributions to shareholders from
Net investment income	(0.36)	(0.41)	(0.46)	(0.45)	(0.47)
Net realized gains	0.00	0.00	0.00	0.00	(0.01)

Total distributions to shareholders	(0.36)	(0.41)	(0.46)	(0.45)	(0.48)
Net asset value, end of period	$10.46	$10.72	$10.15	$10.35	$9.90
Total return	0.90%	9.78%	2.59%	9.17%	0.76%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.84%	0.83%	0.83%	0.92%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.63%
Net investment income	3.34%	3.89%	4.51%	4.21%	4.84%
Supplemental data
Portfolio turnover rate	36%	41%	22%	15%	20%
Net assets, end of period (000s omitted)	$49,549	$43,876	$39,021	$44,143	$43,746

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Colorado Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Advantage Colorado Tax-Free Fund	21

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to market discount. At June 30, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$88,184	$(88,184)

As of June 30, 2013, the Fund had capital loss carryforwards incurred in taxable years beginning before December 22, 2010, which are available to offset future net realized capital gains, in the amount of $606,577 with $548,784 expiring in 2018 and $57,793 expiring in 2019.

As of June 30, 2013, the Fund had $28,850 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	Wells Fargo Advantage Colorado Tax-Free Fund	Notes to financial statements (unaudited)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Municipal obligations	$0	$97,196,938	$0	$97,196,938

Short-term investments
Investment companies	2,561,956	0	0	2,561,956
	$2,561,956	$97,196,938	$0	$99,758,894

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2013, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C,	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, and 0.60% for Administrator Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Notes to financial statements	Wells Fargo Advantage Colorado Tax-Free Fund	23

For the year ended June 30, 2013, Wells Fargo Funds Distributor, LLC received $7,937 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2013 were $33,728,731 and $39,962,299, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2013, the Fund paid $136 in commitment fees.

For the year ended June 30, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDER

The tax character of distributions paid was $3,403,811 and $3,575,651 of exempt-interest income for the years ended June 30, 2013 and June 30, 2012, respectively.

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains (losses)	Post-October capital losses deferred*	Capital loss carryforward
$390,770	$937,672	$(28,850)	$(606,577)

*	This amount will be recognized on the first day of the following fiscal year.

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

24	Wells Fargo Advantage Colorado Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Colorado Tax-Free Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

Other information (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	25

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income was designated as exempt-interest dividends for the fiscal year ended June 30, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage Colorado Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage Colorado Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Other information (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	29

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was in range of or equal to the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays Municipal Bond Index, for the one- and three-year periods under review, but lower for the five- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the five- and ten-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board noted the performance of the Fund relative to the Universe and was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. While the Board noted that the Management Rate for Class A was higher than the median rate for the expense Group for Class A, the Board noted that the Management Rate for the Administrator Class was equal to the median rate for the expense Group for the Administrator Class. The Board viewed favorably the fact that the net operating expense ratios of both the Administrator Class and Class A were in range of the median net operating expense ratios of their respective expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

30	Wells Fargo Advantage Colorado Tax-Free Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to funds management and the sub-adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Colorado Tax-Free Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217881 08-13 A250/AR250 6-13

Wells Fargo Advantage

High Yield Municipal Bond Fund

Annual Report

June 30, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage High Yield Municipal Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S.

Dear Valued Shareholder:

We are pleased to provide you with the first shareholder report for the Wells Fargo Advantage High Yield Municipal Bond Fund since commencement of operations on January 31, 2013 through June 30, 2013. The past five months were marked by modest U.S. economic growth and accommodative central bank policies. Interest rates began the period at historically low levels but jumped in May and June in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. High-yield bonds benefited from strong investor demand when interest rates were low and investors were reaching for yield. However, market sentiment shifted when rates moved higher in May and June.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. Gross domestic product (GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

High-yield bonds lost favor as interest rates rose.

High-yield municipal bonds had experienced a tremendous ascent in price during the past few years when interest rates had remained at ultralow levels and investors sought their yields. However, when Treasury rates shot up in May and June 2013, high-yield bonds suffered price declines as well as spread widening, which means their yields rose more than higher-credit quality bonds. High-yield

Letter to shareholders (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	3

mutual fund outflows were particularly large in June 2013, which forced many fund managers to sell securities. However, yields ended the period at higher, more attractive entry levels than they were previously.

In the broader municipal bond market, 10-year investment-grade municipal bond yields began the period near 2.00% and rose to 2.95% by the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

4	Wells Fargo Advantage High Yield Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks high current income exempt from federal income tax and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Derby

Lyle J. Fitterer, CFA, CPA

Terry J. Goode

Average annual total returns (%) as of June 30, 2013

		Including sales charge	Excluding sales charge	Expense ratios[1] (%)
	Inception date	Since inception	Since inception	Gross	Net[2]
Class A (WHYMX)	1-31-2013	(7.94)	(3.61)	1.09	0.85
Class C (WHYCX)	1-31-2013	(4.84)	(3.89)	1.84	1.60
Administrator Class (WHYDX)	1-31-2013	–	(3.57)	1.03	0.75
Institutional Class (WHYIX)	1-31-2013	–	(3.52)	0.76	0.60
Barclays Municipal Bond Index[3]	–	–	(3.09)	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	5

Growth of $10,000 investment[4] as of June 30, 2013

1.	Reflects the expense ratios as stated in the most recent prospectuses.

2.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

4.	The chart compares the performance of Class A shares since inception with the Barclays Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

5.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

6.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage High Yield Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays Municipal Bond Index, for the period from the Fund’s inception to June 30, 2013.

■	Underperformance was primarily due to yield-curve position and duration, as interest rates increased during the period and the high-yield sector underperformed compared with investment-grade bonds. The Fund’s overweight in A- and BBB-rated credits also detracted from performance relative to the index because its higher-rated (AAA and AA) credit categories outperformed. Allocations to airline and special tax bonds contributed to performance.

■	We have endeavored to structure the Fund in a cautious manner in the current environment. The environment for high-yield bonds had been favorable at the time of the Fund’s launch, and spreads were generally narrower earlier in the year. We have remained defensive in our credit selection and anticipate using additional market pullbacks as purchasing opportunities.

Interest rates reversed from ultra-low levels.

Sharply higher interest rates, resulting from investor expectations for the Federal Reserve to taper its quantitative easing program, caused mutual fund outflows to accelerate in the second quarter of 2013. Many mutual funds were forced to raise cash and make distressed sales. This caused credit spreads to widen. New issuance declined as issuers sought better entry points into the volatile capital markets. New issuance declined to $173 billion in the first half of 2013 compared with $191 billion in the first half of 2012. This included a drop in refunding issues. The Fund’s performance reflected the general sell-off in municipal bonds, as many of its securities had been purchased at higher prices in prior months.

Credit quality[5] as of June 30, 2013

Effective maturity[6] distribution as of June 30, 2013

The Fund was positioned to take advantage of changing market conditions.

Given our expectation that interest rates were more likely to increase than decrease from their ultra-low levels, we managed the Fund’s duration in a relatively conservative manner. Yield-curve positioning detracted from performance because the Fund’s heaviest weighting, mostly in the 15-year part of the curve, underperformed. In addition, as the market sold off in May and June 2013, the Fund’s exposure to zero-coupon bonds detracted from performance due to their longer duration.

High-yield spreads were fairly narrow when the Fund was launched, and the municipal market faces credit concerns going forward, such as municipal pension problems, tax-exemption uncertainty, and potential municipal bankruptcies. Because of these factors, we managed the Fund’s credit quality in a relatively conservative manner. We plan to generally continue this discipline in our purchase decisions over the near term and buy opportunistically as market conditions allow. We anticipate supply will increase in the second half of 2013, as many issuers had postponed their deals in the midst of market uncertainty and will likely reenter the market.

Within the Fund’s sector allocation, holdings in industrial development, airlines, and power contributed to performance. The $1.2 billion Iowa Fertilizer deal was one of the largest high-yield issues ever brought to market,

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	7

and it was extremely well received. Health care, hospitals, and long-term care sectors underperformed due to a number of factors, including delays in health care law implementation.

Going forward, we expect to continue a defensive posture in the Fund.

A seeming to improve economy and a tapering of quantitative easing argue for higher interest rates. However, higher mortgage rates due to tapering have the potential to derail the housing recovery, which would constrain growth. Further, the full effects of sequestration and pending health care legislation have yet to be felt. Consequently, there are compelling forces that may continue to keep interest rates low for an extended period. We expect to remain defensively positioned with conservative credit selection and higher-coupon bond structures. As we get more clarity surrounding the sustainability of economic growth, we intend to adjust our overall interest-rate exposure accordingly.

8	Wells Fargo Advantage High Yield Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$963.89	$4.14	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$961.10	$7.78	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$964.27	$3.65	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Institutional Class
Actual	$1,000.00	$964.85	$2.92	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2013	Wells Fargo Advantage High Yield Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 96.36%

Alabama: 3.89%
Jefferson County AL School District Series A (Tax Revenue)	5.25%	1-1-2014	$395,000	$395,490

Arizona: 10.55%
Florence AZ IDA Legacy Traditional School Project Queen Creek & Casa Grande Campuses (Education Revenue)	5.00	7-1-2023	250,000	235,880
Phoenix AZ IDA Eagle College Prep Project Series A (Education Revenue)	4.50	7-1-2022	300,000	293,694
Phoenix AZ IDR Great Hearts Academies Project (Education Revenue)	5.20	7-1-2022	220,000	217,510
Salt Verde Financial Corporation Gas Revenue (Utilities Revenue)	5.25	12-1-2028	305,000	324,981

				1,072,065

California: 17.00%
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2020	540,000	403,574
Compton CA Community RDA Redevelopment Project 2nd Lien Series A (Tax Revenue)	4.75	8-1-2019	225,000	225,936
Compton CA Community RDA Redevelopment Project 2nd Lien Series A (Tax Revenue)	5.00	8-1-2020	100,000	100,415
Mammoth CA Unified School District (GO, National Insured) ¤	0.00	8-1-2026	900,000	458,658
Merced CA RDA Series A (Tax Revenue, Ambac Insured) ¤	0.00	12-1-2017	200,000	165,578
Merced CA RDA Series A (Tax Revenue)	5.25	9-1-2020	250,000	245,538
Riverside County CA Asset Leasing Corporation Riverside County Hospital Project (Miscellaneous Revenue, National Insured) ¤	0.00	6-1-2022	200,000	128,002

				1,727,701

Colorado: 4.70%
Colorado E-470 Public Highway Authority Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2020	635,000	477,914

Florida: 2.22%
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project (Health Revenue)	6.00	11-1-2038	250,000	225,408

Georgia: 3.28%
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.50	9-15-2027	300,000	333,576

Idaho: 2.18%
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A (Education Revenue)	6.25	5-1-2043	250,000	221,813

Illinois: 2.71%
Sangamon County IL School District #186 COP Hay-Edwards Elementary School Project Series A (Miscellaneous Revenue, ACA Insured)	5.88	8-15-2018	100,000	95,832
Sangamon County IL School District #186 COP Hay-Edwards Elementary School Project Series A (Miscellaneous Revenue, ACA Insured)	6.13	8-15-2023	200,000	179,916

				275,748

Iowa: 1.98%
Iowa Finance Authority Midwestern Disaster Area Revenue Fertilizer Company Project (IDR)	5.50	12-1-2022	200,000	201,388

Kentucky: 4.52%
Kentucky EDFA Norton Healthcare Incorporated CAB Series B (Health Revenue, National Insured) ¤	0.00	10-1-2020	600,000	459,810

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Louisiana: 1.96%
Louisiana Tobacco Settlement Financing Corporation Series B (Tobacco Revenue)	5.88%	5-15-2039	$200,000	$199,500

Michigan: 17.69%
Detroit MI Sewer Disposal System (Water & Sewer Revenue)	5.50	7-1-2029	220,000	220,185
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue)	5.50	7-1-2024	100,000	100,498
Detroit MI Water Supply System (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2018	150,000	152,384
Michigan Finance Authority (Education Revenue)	5.00	2-1-2022	250,000	245,033
Michigan Finance Authority Series A (Health Revenue)	5.00	1-1-2040	450,000	459,216
Michigan Municipal Bond Authority Series C (Miscellaneous Revenue, Ambac Insured)	4.75	5-1-2027	310,000	291,664
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue) 144A	6.50	9-1-2037	200,000	103,878
Oakland County MI Economic Development Corporation The Academy of The Sacred Heart Project Series A (Education Revenue) 144A	6.50	12-15-2036	250,000	225,113

				1,797,971

Nevada: 1.48%
Henderson NV RDA Series A (Tax Revenue, Ambac Insured)	5.13	10-1-2022	150,000	150,098

New Jersey: 4.32%
New Jersey Transportation System CAB Series A (Transportation Revenue) ¤	0.00	12-15-2026	850,000	439,578

New York: 3.35%
New York NY IDA (IDR) ±(s)	7.63	8-1-2025	300,000	340,728

Pennsylvania: 1.84%
Allegheny County PA IDA Propel Charter School Sunrise Project (Education Revenue)	5.25	7-15-2023	200,000	187,220

Rhode Island: 3.26%
Rhode Island Tobacco Settlement Financing Corporation (Tobacco Revenue)	6.00	6-1-2023	335,000	331,650

South Carolina: 1.00%
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2017	152,230	101,676

Tennessee: 1.23%
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	2-1-2022	120,000	125,101

Texas: 2.54%
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	8-1-2021	50,000	55,423
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	8-1-2027	190,000	202,496

				257,919

West Virginia: 2.69%
West Virginia State Hospital Finance Authority (Health Revenue)	6.25	10-1-2023	270,000	273,575

Wisconsin: 1.97%
Wisconsin HEFA (Health Revenue)	6.88	12-1-2023	200,000	200,054

Total Municipal Obligations (Cost $10,339,496)				9,795,983

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage High Yield Municipal Bond Fund	11

Security name	Yield	Shares	Value

Short-Term Investments: 2.18%

Investment Companies: 2.18%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01%	222,221	$222,221

Total Short-Term Investments (Cost $222,221)			222,221

Total investments in securities
(Cost $10,561,717) *	98.54%	10,018,204
Other assets and liabilities, net	1.46	148,006

Total net assets	100.00%	$10,166,210

¤	Security issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $10,561,717 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$12,903
Gross unrealized depreciation	(556,416)

Net unrealized depreciation	$(543,513)

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage High Yield Municipal Bond Fund	Statement of assets and liabilities— June 30, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$9,795,983
In affiliated securities, at value (see cost below)	222,221

Total investments, at value (see cost below)	10,018,204
Receivable for interest	122,782
Receivable from adviser	21,662
Prepaid expenses and other assets	52,843

Total assets	10,215,491

Liabilities
Dividends payable	1,524
Distribution fees payable	304
Due to other related parties	1,221
Shareholder report expenses payable	4,439
Professional fees payable	38,498
Accrued expenses and other liabilities	3,295

Total liabilities	49,281

Total net assets	$10,166,210

NET ASSETS CONSIST OF
Paid-in capital	$10,678,826
Undistributed net investment income	614
Accumulated net realized gains on investments	30,283
Net unrealized losses on investments	(543,513)

Total net assets	$10,166,210

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$998,478
Shares outstanding – Class A	104,855
Net asset value per share – Class A	$9.52
Maximum offering price per share – Class A2	$9.97
Net assets – Class C	$481,008
Shares outstanding – Class C	50,518
Net asset value per share – Class C	$9.52
Net assets – Administrator Class	$482,315
Shares outstanding – Administrator Class	50,644
Net asset value per share – Administrator Class	$9.52
Net assets – Institutional Class	$8,204,409
Shares outstanding – Institutional Class	861,460
Net asset value per share – Institutional Class	$9.52

Investments in unaffiliated securities, at cost	$10,339,496

Investments in affiliated securities, at cost	$222,221

Total investments, at cost	$10,561,717

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2013[1]	Wells Fargo Advantage High Yield Municipal Bond Fund	13

Investment income
Interest	$162,960
Income from affiliated securities	31

Total investment income	162,991

Expenses
Advisory fee	18,971
Administration fees
Fund level	2,108
Class A	461
Class C	330
Administrator Class	206
Institutional Class	2,812
Shareholder servicing fees
Class A	721
Class C	515
Administrator Class	516
Distribution fees
Class C	1,546
Custody and accounting fees	3,409
Professional fees	41,250
Registration fees	23,093
Shareholder report expenses	24,761
Trustees’ fees and expenses	5,000
Other fees and expenses	3,750

Total expenses	129,449
Less: Fee waivers and/or expense reimbursements	(101,062)

Net expenses	28,387

Net investment income	134,604

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	30,283
Net change in unrealized gains (losses) on investments	(543,513)

Net realized and unrealized gains (losses) on investments	(513,230)

Net decrease in net assets resulting from operations	$(378,626)

1.	For the period from January 31, 2013 (commencement of operations) to June 30, 2013

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage High Yield Municipal Bond Fund	Statement of changes in net assets

	Year ended June 30, 2013[1]

Operations
Net investment income		$134,604
Net realized gains on investments		30,283
Net change in unrealized gains (losses) on investments		(543,513)

Net decrease in net assets resulting from operations		(378,626)

Distributions to shareholders from
Net investment income
Class A		(9,027)
Class C		(4,731)
Administrator Class		(6,388)
Institutional Class		(113,844)

Total distributions to shareholders		(133,990)

	Shares

Capital share transactions
Proceeds from shares sold
Class A	104,214	1,047,708
Class C	50,040	500,400
Administrator Class	50,000	500,000
Institutional Class	853,842	8,538,400

		10,586,508

Reinvestment of distributions
Class A	644	6,383
Class C	478	4,731
Administrator Class	644	6,388
Institutional Class	11,467	113,745

		131,247

Payment for shares redeemed
Class A	(3)	(31)
Institutional Class	(3,849)	(38,898)

		(38,929)

Net increase in net assets resulting from capital share transactions		10,678,826

Total increase in net assets		10,166,210

Net assets
Beginning of period		0

End of period		$10,166,210

Undistributed net investment income		$614

1.	For the period from January 31, 2013 (commencement of operations) to June 30, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Yield Municipal Bond Fund	15

(For a share outstanding throughout the period)

CLASS A	Year ended June 30 2013[1]
Net asset value, beginning of period	$10.00
Net investment income	0.13
Net realized and unrealized gains (losses) on investments	(0.49)

Total from investment operations	(0.36)
Distributions to shareholders from
Net investment income	(0.12)
Net asset value, end of period	$9.52
Total return[2]	(3.61)%
Ratios to average net assets (annualized)
Gross expenses	3.45%
Net expenses	0.85%
Net investment income	3.21%
Supplemental data
Portfolio turnover rate	69%
Net assets, end of period (000s omitted)	$998

1.	For the period from January 31, 2013 (commencement of class operations) to June 30, 2013

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage High Yield Municipal Bond Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS C	Year ended June 30 2013[1]
Net asset value, beginning of period	$10.00
Net investment income	0.09
Net realized and unrealized gains (losses) on investments	(0.48)

Total from investment operations	(0.39)
Distributions to shareholders from
Net investment income	(0.09)
Net asset value, end of period	$9.52
Total return[2]	(3.89)%
Ratios to average net assets (annualized)
Gross expenses	4.05%
Net expenses	1.60%
Net investment income	2.25%
Supplemental data
Portfolio turnover rate	69%
Net assets, end of period (000s omitted)	$481

1.	For the period from January 31, 2013 (commencement of class operations) to June 30, 2013

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Yield Municipal Bond Fund	17

(For a share outstanding throughout the period)

ADMINISTRATOR CLASS	Year ended June 30 2013[1]
Net asset value, beginning of period	$10.00
Net investment income	0.13
Net realized and unrealized gains (losses) on investments	(0.48)

Total from investment operations	(0.35)
Distributions to shareholders from
Net investment income	(0.13)
Net asset value, end of period	$9.52
Total return[2]	(3.57)%
Ratios to average net assets (annualized)
Gross expenses	3.24%
Net expenses	0.75%
Net investment income	3.10%
Supplemental data
Portfolio turnover rate	69%
Net assets, end of period (000s omitted)	$482

1.	For the period from January 31, 2013 (commencement of class operations) to June 30, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage High Yield Municipal Bond Fund	Financial highlights

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended June 30 2013[1]
Net asset value, beginning of period	$10.00
Net investment income	0.13
Net realized and unrealized gains (losses) on investments	(0.48)

Total from investment operations	(0.35)
Distributions to shareholders from
Net investment income	(0.13)
Net asset value, end of period	$9.52
Total return[2]	(3.52)%
Ratios to average net assets (annualized)
Gross expenses	2.97%
Net expenses	0.60%
Net investment income	3.25%
Supplemental data
Portfolio turnover rate	69%
Net assets, end of period (000s omitted)	$8,204

1.	For the period from January 31, 2013 (commencement of class operations) to June 30, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage High Yield Municipal Bond Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage High Yield Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

20	Wells Fargo Advantage High Yield Municipal Bond Fund	Notes to financial statements

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the three fiscal years since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. The Fund is not subject to examination by federal and state tax authorities for tax years before 2013, the year the Fund commenced operations.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Municipal obligations	$0	$9,795,983	$0	$9,795,983
Short-term investments
Investment companies	222,221	0	0	222,221
	$222,221	$9,795,983	$0	$10,018,204

Notes to financial statements	Wells Fargo Advantage High Yield Municipal Bond Fund	21

Transfers in and transfers out are recognized at the end of the reporting period. For the period ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase. For the period from January 31, 2013 to June 30, 2013, the advisory fee was equivalent to an annual rate of 0.45% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.75% for Administrator Class shares and 0.60% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the period from January 31, 2013 to June 30, 2013 were $16,362,615 and $6,070,778, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption

22	Wells Fargo Advantage High Yield Municipal Bond Fund	Notes to financial statements

requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the period from January 31, 2013 to June 30, 2013, the Fund paid $5 in commitment fees.

For the period from January 31, 2013 to June 30, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $133,990 of tax-exempt income for the period from January 31, 2013 to June 30, 2013.

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Unrealized losses
$30,283	$2,138	$(543,513)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage High Yield Municipal Bond Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage High Yield Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statements of operations, changes in net assets, and financial highlights for the period from January 31, 2013 (commencement of operations) to June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage High Yield Municipal Bond Fund as of June 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from January 31, 2013 (commencement of operations) to June 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

24	Wells Fargo Advantage High Yield Municipal Bond Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the period ended June 30, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization,
		since 2007.	Asset Allocation Trust

26	Wells Fargo Advantage High Yield Municipal Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	27

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage High Yield Municipal Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board acknowledged that the Fund is newly formed and has no performance record. The Board noted that it considered the performance of other accounts managed by the Sub-Adviser utilizing an investment style and strategy similar to that of the Fund when the Board initially approved the Advisory Agreements for the Fund at an in-person meeting of the Board held on November 6-7, 2012, including how such accounts performed in relation to the Fund’s benchmark index. The Board noted that it would have the opportunity to review performance information relating to the Fund on an on-going basis and in connection with future annual reviews of advisory agreements.

28	Wells Fargo Advantage High Yield Municipal Bond Fund	Other information (unaudited)

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the median rates for the Fund’s expense Groups except for the Institutional Class. However, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It

Other information (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	29

considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

30	Wells Fargo Advantage High Yield Municipal Bond Fund	List of abbrevations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217882 08-13 A264/AR264 6-13

Wells Fargo Advantage

Intermediate Tax/AMT-Free Fund

Annual Report

June 30, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund for the 12-month period that ended June 30, 2013. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and uncertainty surrounding fiscal policies. Interest rates remained low throughout much of the period but jumped in May and June 2013 in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. Municipal bond returns were positive in the first three quarters of the period but then turned negative in the second quarter of 2013. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade municipal bonds throughout the country, gained 0.24% for the 12-month period that ended June 30, 2013.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. Gross domestic product (GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

On the fiscal front, presidential elections in November 2012, fiscal cliff negotiations at year-end, and effects of less federal spending due to sequestration

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	3

were accompanied by shifts in municipal investor sentiment. For example, with an Obama victory in the November 2012 presidential election, investor demand for municipal bonds surged because of investor expectations that higher taxes would create greater long-term demand for tax-free municipal bonds. However, investor demand waned as fiscal cliff discussions suggested the tax-exempt status of municipal bonds could be eliminated.

Municipal bond yields reflected changes in U.S. Treasury rates.

Similar to Treasury yield changes, municipal yields also were near historic lows most of the period before spiking higher in the second quarter of 2013. Ten-year municipal bond yields hovered near 2.00% for most of the period before jumping to 2.95% at the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future

4	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFTAX)	7-31-2007	(2.21)	4.31	3.97	0.82	4.95	4.29	0.82	0.70
Class C (WFTFX)	7-31-2007	(0.93)	4.17	3.52	0.07	4.17	3.52	1.57	1.45
Administrator Class (WFITX)	3-31-2008	–	–	–	0.92	5.08	4.37	0.76	0.60
Institutional Class (WITIX)	3-31-2008	–	–	–	1.10	5.24	4.50	0.49	0.42
Investor Class (SIMBX)	7-31-2001	–	–	–	0.88	4.91	4.32	0.85	0.73
Barclays 1-15 Year Municipal Blend Index[4]	–	–	–	–	0.27	4.94	4.11	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	5

Growth of $10,000 investment[5] as of June 30, 2013

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through October 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	Barclays 1-15 Year Municipal Blend Index is the 1-15 Year Blend component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is an unmanaged index composed of tax-exempt bonds with maturities between six and eight years and a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays 1-15 Year Municipal Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

6.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

7.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays 1–15 Year Municipal Blend Index, for the 12-month period that ended June 30, 2013.

■	Positive contributors to performance included an overweight in A- and BBB-rated bonds because lower-rated investment-grade bonds outperformed and had higher levels of income. An overweight in essential-service revenue bonds relative to general obligation bonds and prerefunded bonds also helped results. The Fund’s allocation to particular maturities of bonds along the yield curve was a slight detractor because long-term yields became wider relative to short-term yields over the period.

■	With the expectation that interest rates were biased to increase, we focused on defensively structured bonds that we believed would outperform in a rising-rate environment.

Yields were near record lows but spiked in the second quarter of 2013.

After reaching a historic-low yield of 1.39% in July 2012, the 10-year Treasury bond traded in a volatile range between 1.85% and 2.60% the balance of the year. The U.S. Federal Reserve’s (Fed’s) quantitative easing (QE) program of buying Treasuries and mortgages as well as the flight-to-quality trade from ongoing problems in Europe competed with gradually improving economic data in the U.S. Investors were also uncertain how the fiscal cliff outcome would affect the economy. As we moved into 2013, Treasury yields remained range-bound until early May 2013, when they began moving sharply higher as the market began anticipating a tapering of the Fed’s QE program.

Municipal yields were also volatile during the second half of 2012. The positive factors reduced new-issue supply, and increased demand from positive mutual fund flows competed with negative factors, such as headlines about municipal bankruptcies and potential changes to the tax-exempt status of municipal bonds. The low interest-rate environment forced many investors to reach for yield, and as a result, strong technical factors overwhelmed fundamentals. Municipal bonds then followed the Treasury sell-off in May 2013. However, the sell-off in municipals was exacerbated by a reversal of fund flows, and many mutual funds were forced to raise cash and make distressed sales.

Meanwhile, on the credit front, negative press continued unabated throughout the year, as a handful of troubled credits helped maintain the public perception of credit deterioration, when in fact, fundamental municipal credit quality continued to improve. During the year, the cities of Stockton, California, and San Bernardino, California, filed for bankruptcy, and Detroit also teetered on the edge. This is atypical for municipal credits, and defaults remain extremely rare.

Credit quality[6] as of June 30, 2013

The Fund’s main focus was on duration, yield curve, and credit decisions this past year.

We tactically moved the Fund’s duration positioning throughout the year to take advantage of seasonal and supply/demand patterns in the market. We kept overall duration short relative to the benchmark much of the year, which aided performance. We were net sellers when the market made new highs in late November 2012 and net buyers in mid-June 2013 as the market dramatically sold off and municipal valuations were compelling.

The Fund was positioned to benefit from the steep shape of the yield curve. Because the spread between the two-year municipal note yield and the 10-year municipal bond yield was wider than the historical average, we were positioned for the difference between short-term and long-term yields to narrow. We also positioned bonds in the steepest parts of the yield curve in order to benefit from rolling down the curve, meaning the natural decline in a bond’s yield (increase in price) as its maturity shortens. We believe the next cyclical move will be for short-term yields to rise more than long-term yields, and therefore the Fund remains positioned to benefit from such a move.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	7

Effective maturity[7] distribution as of June 30, 2013

We began the period overweight in municipal A- and BBB-rated bonds. As investors reached for yield, credit spreads tightened and we used the opportunity to sell into strength, reducing the magnitude of our overweight position. Despite the reduction, we purposefully remained overweight credit, believing that as the economy improves, there will be further opportunity for spread tightening and outperformance of lower-rated securities.

Going forward, we expect to continue a defensive posture in the Fund.

With the economy seeming to improve and the Fed appearing set to taper quantitative easing, one could argue that rates are biased higher. However, higher mortgage rates associated with tapering have the potential to derail the housing recovery, which would constrain growth. In addition, the full effects of sequestration and the Affordable Care Act have yet to be felt. Consequently, there are compelling forces that may keep rates low for an extended period.

Please see footnotes on page 5.

8	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$978.53	$3.43	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$974.89	$7.10	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Administrator Class
Actual	$1,000.00	$979.04	$2.94	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$979.08	$2.06	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.11	0.42%
Investor Class
Actual	$1,000.00	$978.38	$3.58	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66	0.73%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	9

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/intermediatetaxamtfree.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name				Value	Percent of net assets

Municipal Obligations: 99.19%

Alabama: 0.62%
Other securities				$12,320,807	0.62%

Alaska: 0.20%
Other securities				3,966,530	0.20

Arizona: 1.40%
Other securities				27,516,509	1.40

Arkansas: 0.01%
Other securities				180,014	0.01

	Interest rate	Maturity date	Principal

California: 16.61%
Alhambra CA Police Facilities (Miscellaneous Revenue, Ambac Insured) ##	6.75%	9-1-2023	$7,860,000	8,861,521	0.45
California (GO)	5.25-6.00	3-1-2024 to 3-1-2033	10,550,000	11,783,852	0.60
California DWR Center (Water & Sewer Revenue)	5.00	12-1-2024	10,000,000	11,889,000	0.60
California DWR Power Supply (Utilities Revenue)	5.00	5-1-2019 to 5-1-2021	6,500,000	7,592,945	0.39
California DWR Power Supply Sub Series F-5 (Utilities Revenue)	5.00	5-1-2022	7,035,000	7,977,479	0.40
California Public Works (Various Revenue) (µ)	5.00-6.25	12-1-2019 to 4-1-2034	13,650,000	14,961,430	0.76
California Public Works Board Regents University of California Series G (Miscellaneous Revenue)	5.00	12-1-2030	12,110,000	13,185,368	0.67
California Various Purposes (GO)	5.25	4-1-2035	8,000,000	8,513,200	0.43
California Various Purposes (GO)	6.00	4-1-2038	7,000,000	8,050,700	0.41
Foothill Eastern Transportation Corridor Agency Toll Road Revenue (Transportation Revenue, National Insured) ¤	0.00	1-15-2025	18,000,000	8,750,340	0.44
Golden State Tobacco Securitization Corporate Tobacco Settlement Revenue Series A (Tobacco Revenue, AGM Insured)	5.00	6-1-2045	9,530,000	9,715,263	0.49
Los Angeles CA Harbor Department Series C (Airport Revenue)	5.25	8-1-2023	7,725,000	8,975,678	0.46
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.82	7-1-2019	10,500,000	9,797,235	0.50
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.91	7-1-2027	14,000,000	11,873,120	0.60
San Francisco CA Bay Area Toll Authority Series A (Transportation Revenue) ±	1.31	4-1-2036	20,000,000	19,590,800	0.99
Other securities				165,864,742	8.42

				327,382,673	16.61

Colorado: 0.67%
Other securities				13,305,894	0.67

Connecticut: 1.14%
Other securities				22,485,865	1.14

District of Columbia: 0.93%
Other securities				18,396,834	0.93

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Florida: 6.30%
Miami-Dade County FL Expressway Authority Toll System Revenue Series DCL-2012-006 (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) ±144A	0.80%	3-8-2030	$21,000,000	$21,000,000	1.07%
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.51	8-1-2029	10,000,000	10,000,000	0.51
Putnam County FL Development Authority PCR Seminole Project Series A (Utilities Revenue, Ambac Insured) ±	5.35	3-15-2042	7,460,000	8,520,887	0.43
Other securities				84,740,765	4.29

				124,261,652	6.30

Georgia: 1.32%
Other securities				25,940,628	1.32

Guam: 0.25%
Other securities				5,021,235	0.25

Idaho: 0.63%
Other securities				12,461,060	0.63

Illinois: 14.01%
Chicago IL (GO) (µ)	4.00-5.65	1-1-2018 to 1-1-2034	22,435,000	23,816,455	1.21
Chicago IL Board of Education (GO) (µ)	5.00-6.00	1-1-2018 to 1-1-2034	11,615,000	12,451,261	0.63
Chicago IL Board of Education Certificates DCL-2012-001 (GO, Dexia Credit Local LOC, Dexia Credit Local LIQ) ±144A	0.95	12-1-2034	19,160,000	19,160,000	0.97
Chicago IL Board of Education Series A (GO, National/FGIC Insured) ¤	0.00	12-1-2018	10,795,000	9,296,222	0.47
Chicago IL Board of Education Series A3 (GO) ±	0.89	3-1-2036	10,000,000	10,044,800	0.51
Illinois (Various Revenue) (µ)	4.75-5.25	10-1-2015 to 7-1-2023	31,715,000	33,367,714	1.69
Illinois (Tax Revenue)	5.00	6-15-2018 to 6-15-2024	5,000,000	5,702,770	0.29
Illinois Regional Transportation Authority (Tax Revenue, AGM Insured)	5.75	6-1-2018	6,790,000	8,049,545	0.41
Illinois Sales Tax Revenue (Tax Revenue)	5.00	6-15-2023	17,000,000	19,568,870	0.99
Illinois Series B (Miscellaneous Revenue, DEPFA Bank plc SPA) ø	2.00	10-1-2033	15,485,000	15,485,000	0.79
Regional Transportation Authority Illinois (Tax Revenue, National/FHA Insured)	6.50	7-1-2026	7,815,000	9,808,841	0.50
Will County IL Community Unified School District CAB (GO, National/FGIC Insured) ¤	0.00	11-1-2018	9,730,000	8,405,261	0.43
Other securities				100,924,958	5.12

				276,081,697	14.01

Indiana: 2.27%
Indiana Finance Authority HEFA Ascension Health Series B3 (Health Revenue) ±	2.05	11-15-2031	15,000,000	15,303,900	0.78
Other securities				29,384,752	1.49

				44,688,652	2.27

Iowa: 0.85%
Other securities				16,842,255	0.85

Kansas: 0.40%
Other securities				7,989,144	0.40

Kentucky: 0.39%
Other securities				7,682,952	0.39

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Louisiana: 1.94%
Louisiana Tobacco Settlement Financing Corporation Series B (Tobacco Revenue)	5.88%	5-15-2039	$10,000,000	$9,975,000	0.50%
Other securities				28,290,949	1.44

				38,265,949	1.94

Maryland: 0.36%
Other securities				7,066,562	0.36

Massachusetts: 2.04%
Massachusetts HEFA Series G-6 (Health Revenue) ±	0.94	7-1-2038	14,000,000	13,862,240	0.70
Other securities				26,280,537	1.34

				40,142,777	2.04

Michigan: 6.03%
Detroit MI (Water & Sewer Revenue) (µ)	5.25-5.50	7-1-2017 to 7-1-2027	12,570,000	12,870,365	0.65
Detroit MI City School District (GO, AGM/Qualified School Board Loan Fund Insured)	5.00	5-1-2019	8,000,000	8,390,560	0.43
Detroit MI Sewer Disposal System Refunding Balance Senior Lien Series B (Water & Sewer Revenue, AGM Insured)	7.50	7-1-2033	10,000,000	11,119,400	0.56
Michigan Finance Authority Unemployment Obligation Assessment Series B (Miscellaneous Revenue)	5.00	7-1-2022	8,600,000	9,348,458	0.47
Michigan PFOTER Series 4714 (Miscellaneous Revenue, Ambac Insured, Dexia Credit Local LIQ) 144A ø	0.48	9-1-2024	10,765,000	10,765,000	0.55
Other securities				66,336,562	3.37

				118,830,345	6.03

Minnesota: 1.44%
Minnesota General Fund Revenue Series B (Miscellaneous Revenue)	5.00	3-1-2022	12,500,000	14,902,250	0.76
Other securities				13,423,170	0.68

				28,325,420	1.44

Mississippi: 0.16%
Other securities				3,183,937	0.16

Missouri: 0.35%
Other securities				6,895,287	0.35

Nebraska: 0.03%
Other securities				581,575	0.03

Nevada: 1.81%
Clark County NV School District Series A (GO, National/FGIC Insured)	5.00	6-15-2019	7,500,000	8,138,475	0.41
Other securities				27,478,009	1.40

				35,616,484	1.81

New Hampshire: 0.15%
Other securities				2,871,303	0.15

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

New Jersey: 6.81%
New Jersey EDA (Various Revenue) (µ)	5.00-5.25%	6-15-2018 to 7-1-2026	$7,860,000	$8,750,069	0.44%
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.66	3-1-2028	31,000,000	31,609,460	1.60
New Jersey EDA Series I (Miscellaneous Revenue) ±	1.61	9-1-2027	8,175,000	8,200,343	0.42
New Jersey EDA Series II (Miscellaneous Revenue)	5.00	3-1-2027	10,000,000	10,777,100	0.55
New Jersey HEFAR Series A (Education Revenue)	5.00	6-1-2019	9,810,000	10,953,257	0.56
New Jersey Transportation Trust Authority Facilities Center Series A (Transportation Revenue, AGM Insured)	5.50	12-15-2022	8,010,000	9,536,626	0.48
New Jersey Transportation Trust Authority Series B (Transportation Revenue)	5.25	12-15-2020	8,305,000	9,781,297	0.50
New Jersey Transportation Trust Authority Series B (Miscellaneous Revenue, Ambac Insured)	5.25	12-15-2023	1,010,000	1,170,883	0.06
Other securities				43,421,388	2.20

				134,200,423	6.81

New Mexico: 0.14%
Other securities				2,689,954	0.14

New York: 5.33%
New York Dormitory Authority (Various Revenue) (µ)	0.91-5.50	5-1-2018 to 7-1-2032	19,960,000	21,578,987	1.09
New York NY Adjusted Sub Series H1 (GO, Dexia Credit Local LOC) ø	0.38	1-1-2036	9,645,000	9,645,000	0.49
New York NY Sub Series J-4 (GO) ±	0.61	8-1-2025	10,000,000	10,143,100	0.51
New York Urban Development Corporation COP James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	10,000,000	10,048,900	0.51
Triborough NY Bridge & Tunnel Authority Series B (Transportation Revenue)	5.00	11-15-2023	8,000,000	9,342,320	0.47
Other securities				44,233,195	2.26

				104,991,502	5.33

North Carolina: 0.56%
Other securities				11,003,611	0.56

North Dakota: 0.08%
Other securities				1,510,854	0.08

Ohio: 0.92%
Other securities				18,218,035	0.92

Oklahoma: 0.81%
Other securities				16,019,529	0.81

Oregon: 0.16%
Other securities				3,195,604	0.16

Pennsylvania: 6.50%
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue)	1.56	11-1-2039	10,000,000	10,252,600	0.52
Philadelphia PA School District Refunding Bond Series C (GO, State Aid Withholding)	5.00	9-1-2018	8,065,000	9,129,741	0.46
Other securities				108,666,921	5.52

				128,049,262	6.50

Puerto Rico: 1.84%
Puerto Rico PFOTER Series 4147 (Utilities Revenue, Dexia Credit Local LOC, FSA/FGIC Insured) ø	0.56%	7-1-2033	27,885,000	27,885,000	1.42
Other securities				8,322,221	0.42

				36,207,221	1.84

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	13

Security name				Value	Percent of net assets

Rhode Island: 0.98%
Other securities				$19,255,123	0.98%

South Carolina: 1.03%
Other securities				20,304,230	1.03

South Dakota: 0.07%
Other securities				1,467,980	0.07

	Interest rate	Maturity date	Principal

Tennessee: 1.65%
Tennessee Energy Acquisition Corporation (Utilities Revenue)	5.00-5.25%	2-1-2015 to 2-1-2027	$22,005,000	23,153,820	1.17
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2019	8,030,000	8,615,789	0.44
Other securities				718,376	0.04

				32,487,985	1.65

Texas: 6.52%
North Texas Higher Education Authority Incoming Student Loan Series A-2 (Education Revenue) ±	1.18	7-1-2030	10,115,000	10,131,083	0.51
Texas Municipal Gas Acquisition & Supply Corporation (Utilities Revenue)	0.88-5.25	9-15-2017 to 12-15-2030	14,980,000	15,521,047	0.79
Texas Municipal Gas Acquisition & Supply Corporation III Series 2012 (Utilities Revenue)	5.00	12-15-2023	7,925,000	8,271,006	0.42
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	8,085,000	8,039,967	0.41
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue)	5.00	12-15-2022	8,000,000	8,625,040	0.44
Other securities				77,839,952	3.95

				128,428,095	6.52

Utah: 0.28%
Other securities				5,438,949	0.28

Virgin Islands: 0.85%
Other securities				16,807,511	0.85

Virginia: 0.29%
Other securities				5,776,577	0.29

Washington: 0.91%
Other securities				17,951,269	0.91

West Virginia: 0.34%
Other securities				6,812,721	0.34

Wisconsin: 0.81%
Other securities				15,968,430	0.81

Total Municipal Obligations (Cost $1,925,684,740)				1,955,088,905	99.19

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary portfolio of investments—June 30, 2013

Security name	Yield	Shares	Value	Percent of net assets

Short-Term Investments: 0.08%

Investment Companies: 0.08%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01%	1,548,567	$1,548,567	0.08%

Total Short-Term Investments (Cost $1,548,567)			1,548,567	0.08

Total investments in securities (Cost $1,927,233,307) *	1,956,637,472	99.27
Other assets and liabilities, net	14,420,512	0.73

Total net assets	$1,971,057,984	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	Security issued in zero coupon form with no periodic interest payments.

##	All or a portion of this security has been segregated for when-issued securities.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(µ)	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,927,245,554 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$59,237,405
Gross unrealized depreciation	(29,845,487)

Net unrealized appreciation	$29,391,918

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	15

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,955,088,905
In affiliated securities, at value (see cost below)	1,548,567

Total investments, at value (see cost below)	1,956,637,472
Cash	255,000
Receivable for investments sold	6,489,479
Receivable for Fund shares sold	7,965,218
Receivable for interest	20,788,430
Prepaid expenses and other assets	106,399

Total assets	1,992,241,998

Liabilities
Dividends payable	969,026
Payable for investments purchased	10,676,189
Payable for Fund shares redeemed	8,397,309
Advisory fee payable	352,372
Distribution fees payable	46,542
Due to other related parties	310,517
Accrued expenses and other liabilities	432,059

Total liabilities	21,184,014

Total net assets	$1,971,057,984

NET ASSETS CONSIST OF
Paid-in capital	$1,929,464,755
Overdistributed net investment income	(50,049)
Accumulated net realized gains on investments	12,239,113
Net unrealized gains on investments	29,404,165

Total net assets	$1,971,057,984

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$289,931,147
Shares outstanding – Class A	25,634,176
Net asset value per share – Class A	$11.31
Maximum offering price per share – Class A2	$11.66
Net assets – Class C	$72,105,580
Shares outstanding – Class C	6,375,241
Net asset value per share – Class C	$11.31
Net assets – Administrator Class	$621,627,297
Shares outstanding – Administrator Class	54,929,585
Net asset value per share – Administrator Class	$11.32
Net assets – Institutional Class	$461,403,493
Shares outstanding – Institutional Class	40,742,136
Net asset value per share – Institutional Class	$11.32
Net assets – Investor Class	$525,990,467
Shares outstanding – Investor Class	46,526,341
Net asset value per share – Investor Class	$11.31

Investments in unaffiliated securities, at cost	$1,925,684,740

Investments in affiliated securities, at cost	$1,548,567

Total investments, at cost	$1,927,233,307

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Statement of operations—year ended June 30, 2013

Investment income
Interest	$58,621,964
Income from affiliated securities	4,221

Total investment income	58,626,185

Expenses
Advisory fee	6,118,373
Administration fees
Fund level	957,400
Class A	567,120
Class C	121,615
Administrator Class	582,552
Institutional Class	306,478
Investor Class	985,512
Shareholder servicing fees
Class A	886,126
Class C	190,023
Administrator Class	1,456,053
Investor Class	1,296,340
Distribution fees
Class C	570,069
Custody and accounting fees	94,122
Professional fees	51,709
Registration fees	158,766
Shareholder report expenses	114,854
Trustees’ fees and expenses	12,573
Other fees and expenses	40,757

Total expenses	14,510,442
Less: Fee waivers and/or expense reimbursements	(2,036,391)

Net expenses	12,474,051

Net investment income	46,152,134

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	12,226,288
Net change in unrealized gains (losses) on investments	(52,358,587)

Net realized and unrealized gains (losses) on investments	(40,132,299)

Net increase in net assets resulting from operations	$6,019,835

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	17

	Year ended June 30, 2013		Year ended June 30, 2012

Operations
Net investment income		$46,152,134		$42,645,962
Net realized gains on investments		12,226,288		9,282,446
Net change in unrealized gains (losses) on investments		(52,358,587)		59,413,883

Net increase in net assets resulting from operations		6,019,835		111,342,291

Distributions to shareholders from
Net investment income
Class A		(8,375,999)		(8,027,891)
Class C		(1,226,900)		(1,319,804)
Administrator Class		(14,328,241)		(11,450,094)
Institutional Class		(10,139,743)		(8,995,318)
Investor Class		(12,081,287)		(12,851,423)
Net realized gains
Class A		(1,328,463)		(17,975)
Class C		(292,473)		(4,101)
Administrator Class		(2,189,556)		(24,037)
Institutional Class		(1,378,786)		(21,756)
Investor Class		(1,954,501)		(31,823)

Total distributions to shareholders		(53,295,949)		(42,744,222)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	13,990,153	163,584,131	11,168,714	127,342,954
Class C	2,184,238	25,540,446	2,051,479	23,316,818
Administrator Class	25,021,280	292,488,188	26,240,204	298,874,139
Institutional Class	27,043,251	316,793,006	26,921,009	303,550,363
Investor Class	24,003,301	280,368,137	15,738,581	178,956,976

		1,078,773,908		932,041,250

Reinvestment of distributions
Class A	784,471	9,183,231	621,997	7,051,720
Class C	113,736	1,332,487	88,466	1,002,778
Administrator Class	1,326,561	15,528,847	871,345	9,896,110
Institutional Class	203,892	2,387,963	147,517	1,679,459
Investor Class	1,093,660	12,794,668	1,024,311	11,581,378

		41,227,196		31,211,445

Payment for shares redeemed
Class A	(15,852,336)	(183,433,296)	(6,995,032)	(79,162,479)
Class C	(1,785,586)	(20,778,135)	(860,288)	(9,726,816)
Administrator Class	(14,284,173)	(166,798,011)	(15,632,229)	(175,994,941)
Institutional Class	(14,810,850)	(172,975,152)	(10,538,954)	(120,545,132)
Investor Class	(15,451,561)	(179,615,477)	(16,519,061)	(187,992,141)

		(723,600,071)		(573,421,509)

Net increase in net assets resulting from capital share transactions		396,401,033		389,831,186

Total increase in net assets		349,124,919		458,429,255

Net assets
Beginning of period		1,621,933,065		1,163,503,810

End of period		$1,971,057,984		$1,621,933,065

Overdistributed net investment income		$(50,049)		$(50,013)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.53	$10.94	$10.81	$10.21	$10.53
Net investment income	0.28	0.35	0.36	0.37	0.44
Net realized and unrealized gains (losses) on investments	(0.18)	0.59	0.13	0.60	(0.31)

Total from investment operations	0.10	0.94	0.49	0.97	0.13
Distributions to shareholders from
Net investment income	(0.28)	(0.35)	(0.36)	(0.37)	(0.44)
Net realized gains	(0.04)	(0.00)[1]	0.00	0.00	(0.01)

Total distributions to shareholders	(0.32)	(0.35)	(0.36)	(0.37)	(0.45)
Net asset value, end of period	$11.31	$11.53	$10.94	$10.81	$10.21
Total return[2]	0.82%	8.71%	4.57%	9.64%	1.33%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.81%	0.82%	0.85%	0.90%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.36%	3.07%	3.27%	3.47%	4.27%
Supplemental data
Portfolio turnover rate	24%	38%	52%	61%	92%
Net assets, end of period (000s omitted)	$289,931	$307,991	$239,853	$220,688	$124,317

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.53	$10.94	$10.81	$10.21	$10.53
Net investment income	0.19	0.27	0.28	0.29	0.36
Net realized and unrealized gains (losses) on investments	(0.18)	0.59	0.13	0.60	(0.31)

Total from investment operations	0.01	0.86	0.41	0.89	0.05
Distributions to shareholders from
Net investment income	(0.19)	(0.27)	(0.28)	(0.29)	(0.36)
Net realized gains	(0.04)	(0.00)[1]	0.00	0.00	(0.01)

Total distributions to shareholders	(0.23)	(0.27)	(0.28)	(0.29)	(0.37)
Net asset value, end of period	$11.31	$11.53	$10.94	$10.81	$10.21
Total return[2]	0.07%	7.90%	3.80%	8.82%	0.56%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.56%	1.57%	1.61%	1.63%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.61%	2.32%	2.54%	2.68%	3.51%
Supplemental data
Portfolio turnover rate	24%	38%	52%	61%	92%
Net assets, end of period (000s omitted)	$72,106	$67,598	$50,157	$29,666	$9,603

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.54	$10.95	$10.82	$10.21	$10.53
Net investment income	0.29	0.36	0.37	0.38	0.45
Net realized and unrealized gains (losses) on investments	(0.18)	0.59	0.13	0.62	(0.31)

Total from investment operations	0.11	0.95	0.50	1.00	0.14
Distributions to shareholders from
Net investment income	(0.29)	(0.36)	(0.37)	(0.39)	(0.45)
Net realized gains	(0.04)	(0.00)[1]	0.00	0.00	(0.01)

Total distributions to shareholders	(0.33)	(0.36)	(0.37)	(0.39)	(0.46)
Net asset value, end of period	$11.32	$11.54	$10.95	$10.82	$10.21
Total return	0.92%	8.81%	4.68%	9.85%	1.43%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.75%	0.76%	0.77%	0.78%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.46%	3.18%	3.39%	3.51%	4.40%
Supplemental data
Portfolio turnover rate	24%	38%	52%	61%	92%
Net assets, end of period (000s omitted)	$621,627	$494,528	$343,666	$139,551	$13,486

1.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.54	$10.96	$10.82	$10.22	$10.54
Net investment income	0.31	0.38	0.39	0.39	0.46
Net realized and unrealized gains (losses) on investments	(0.18)	0.58	0.14	0.61	(0.30)

Total from investment operations	0.13	0.96	0.53	1.00	0.16
Distributions to shareholders from
Net investment income	(0.31)	(0.38)	(0.39)	(0.40)	(0.47)
Net realized gains	(0.04)	(0.00)[1]	0.00	0.00	(0.01)

Total distributions to shareholders	(0.35)	(0.38)	(0.39)	(0.40)	(0.48)
Net asset value, end of period	$11.32	$11.54	$10.96	$10.82	$10.22
Total return	1.10%	8.91%	4.86%	10.05%	1.62%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.49%	0.49%	0.51%	0.56%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	2.65%	3.32%	3.55%	3.69%	4.48%
Supplemental data
Portfolio turnover rate	24%	38%	52%	61%	92%
Net assets, end of period (000s omitted)	$461,403	$326,772	$129,033	$109,593	$6,347

1.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.52	$10.94	$10.81	$10.20	$10.53
Net investment income	0.27	0.35	0.35	0.37	0.43
Net realized and unrealized gains (losses) on investments	(0.17)	0.58	0.13	0.61	(0.32)

Total from investment operations	0.10	0.93	0.48	0.98	0.11
Distributions to shareholders from
Net investment income	(0.27)	(0.35)	(0.35)	(0.37)	(0.43)
Net realized gains	(0.04)	(0.00)[1]	0.00	0.00	(0.01)

Total distributions to shareholders	(0.31)	(0.35)	(0.35)	(0.37)	(0.44)
Net asset value, end of period	$11.31	$11.52	$10.94	$10.81	$10.20
Total return	0.88%	8.58%	4.54%	9.70%	1.18%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.84%	0.85%	0.91%	0.95%
Net expenses	0.73%	0.73%	0.73%	0.75%	0.75%
Net investment income	2.33%	3.06%	3.24%	3.44%	4.24%
Supplemental data
Portfolio turnover rate	24%	38%	52%	61%	92%
Net assets, end of period (000s omitted)	$525,990	$425,044	$400,794	$461,890	$386,977

1.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest

24	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Notes to financial statements

rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

Notes to financial statements	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	25
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Municipal obligations	$0	$1,952,531,655	$2,557,250	$1,955,088,905

Short-term investments
Investment companies	1,548,567	0	0	1,548,567
	$1,548,567	$1,952,531,655	$2,557,250	$1,956,637,472

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2013, the advisory fee was equivalent to an annual rate of 0.32% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2013 to waive fees and/or reimburse

26	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Notes to financial statements

expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.60% for Administrator Class shares, 0.42% for Institutional Class shares and 0.73% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended June 30, 2013, Wells Fargo Funds Distributor, LLC received $36,744 from the sale of Class A shares and $6,000 and $1,843 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2013 were $776,622,457 and $390,342,181, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2013, the Fund paid $2,297 in commitment fees.

For the year ended June 30, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	Year ended June,
	2013	2012
Tax-exempt income	$46,152,170	$42,644,530
Long-term capital gain	7,143,779	99,692

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$2,012,266	$934,672	$10,239,094	$29,391,918

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	27

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

28	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and summary portfolio of investments of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

Other information (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $7,143,779 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2013.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	33

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays 1-15 Year Municipal Blend Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the Fund’s expense Group for all classes except for the Investor Class and Class A. However, the Board viewed favorably the fact that the net operating expense ratios of the Fund, including the Investor Class and Class A, were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

34	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217883 08-13 A251/AR251 6-13

Wells Fargo Advantage

Minnesota Tax-Free Fund

Annual Report

June 30, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Minnesota Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Minnesota Tax-Free Fund for the 12-month period that ended June 30, 2013. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and uncertainty surrounding fiscal policies. Interest rates remained low throughout much of the period but jumped in May and June 2013 in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. Municipal bond returns were positive in the first three quarters of the period but then turned negative in the second quarter of 2013. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade municipal bonds throughout the country, gained 0.24% for the 12-month period that ended June 30, 2013.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. Gross domestic product (GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	3

On the fiscal front, presidential elections in November 2012, fiscal cliff negotiations at year-end, and effects of less federal spending due to sequestration were accompanied by shifts in municipal investor sentiment. For example, with an Obama victory in the November 2012 presidential election, investor demand for municipal bonds surged because of investor expectations that higher taxes would create greater long-term demand for tax-free municipal bonds. However, investor demand waned as fiscal cliff discussions suggested the tax-exempt status of municipal bonds could be eliminated.

Municipal bond yields reflected changes in U.S. Treasury rates.

Similar to Treasury yield changes, municipal yields also were near historic lows most of the period before spiking higher in the second quarter of 2013. Ten-year municipal bond yields hovered near 2.00% for most of the period before jumping to 2.95% at the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

4	Wells Fargo Advantage Minnesota Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Bruce R. Johns

Average annual total returns1 (%) as of June 30, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NMTFX)	1-12-1988	(4.51)	3.54	3.34	(0.01)	4.50	3.82	0.89	0.85
Class B (NWMBX)*	8-6-1993	(5.67)	3.39	3.28	(0.67)	3.74	3.28	1.64	1.60
Class C (WMTCX)	4-8-2005	(1.76)	3.72	3.04	(0.76)	3.72	3.04	1.64	1.60
Administrator Class (NWMIX)	8-2-1993	–	–	–	0.32	4.76	4.08	0.83	0.60
Barclays Municipal Bond Index[4]	–	–	–	–	0.24	5.33	4.42	–	–
Barclays Minnesota Municipal Bond Index[5]	–	–	–	–	0.06	5.20	4.37	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Minnesota municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2013

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through October 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The Barclays Minnesota Municipal Bond Index is the Minnesota component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Minnesota Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Minnesota Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares underperformed the Barclays Municipal Bond Index and its state-specific index, the Barclays Minnesota Municipal Bond Index, for the 12-month period that ended June 30, 2013.

■	Individual security selection was a large detractor to performance. Contributors included an overweight in lower-rated investment-grade bonds and a short duration position during the recent sell-off.

■	The Fund was overweight in the middle part (8- to 20-year maturities) of the yield curve and underweight in both the short end and the long end. While the Fund benefited from being underweight in long-term bonds when yields rose sharply in the second quarter, it did not participate in the short-end outperformance.

Credit quality[7] as of June 30, 2013

There were and still are opportunities in lower-rated, investment-grade bonds.

With the record-low levels of municipal rates in the first part of the period, demand for lower-rated and nonrated credits was strong and these credit categories outperformed. Consequently, the Fund’s overweight in A and lower-rated bonds was positive. Also aiding performance was the Fund’s underweight in AAA rated bonds, which underperformed. We expect to generally maintain the Fund’s current credit allocations because improving municipal credit quality is likely to result in spread narrowing.

We believe there is value in essential-service revenue bonds.

Throughout the period, we focused on essential-service revenue bonds rather than general-obligation (GO) bonds. Revenue bonds have more predictable revenue streams than GO credits, whose primary sources of revenue are property, sales, and personal income taxes. While we allocated to the right sectors, the specific bonds we selected underperformed. Issuers that did well included Regions Health (HealthPartners), Minneapolis/St. Paul Metropolitan Airports, and certain charter schools. Bonds that detracted from performance included lease revenue bonds and several appropriation issues.

Effective maturity[8] distribution as of June 30, 2013

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	7

Yield-curve positioning was neutral but could be a larger factor next year.

The Fund began and ended the year with a bulleted structure, with an underweight to both the short end and the long end of the yield curve in favor of an overweight to the 8- to 20-year maturity range, or belly, of the curve. Given the current steepness of the yield curve, we believe that the belly represents the best value in a sell-off or if rates remain constant. While the curve is steep, we believe it could continue to steepen as the economy recovers.

The State of Minnesota has healthy credit ratings of Aa1/AA+/AA+ from Moody’s, S&P, and Fitch, respectively.

We believe Minnesota’s revenues should rise based on higher taxes and improving economic conditions. Minnesota continues to see a slow economic recovery and has emphasized a combination of higher taxes and small amounts of reduced expenditures to achieve budgetary balance with the potential to close a $627 million structural budget gap. Top income tax rates for married couples earning more than $250,000 will climb to 9.85%, the fourth-highest in the nation. Selected corporate tax expenditures will be removed and the sales tax will be broadened to boost revenues. The state has also budgeted to repay loans it secured from local school districts. Those loans were used to guide the state through its budgetary shortfalls at a cost to local districts that are highly reliant on state payments for operations. While the long-term effects of the revenue and spending plan are unknown, the short-term effect aids in stabilizing the historically strong ratings of the state’s debt. Furthermore, we believe higher individual income tax rates beginning at such a low threshold should cause Minnesota debt to trade well, but at a reduced nominal yield, due to local demand for tax efficient income.

Please see footnotes on page 5.

8	Wells Fargo Advantage Minnesota Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$977.31	$4.17	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class B
Actual	$1,000.00	$974.58	$7.83	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000.00	$973.69	$7.83	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$979.40	$2.94	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Minnesota Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.94%

Guam: 0.65%
Guam Power Authority Series A (Utilities Revenue)	5.00%	10-1-2034	$1,000,000	$1,017,730

Minnesota: 96.74%
Anoka County MN Capital Improvement Series A (GO)	5.00	2-1-2024	500,000	560,535
Anoka County MN Charter School Series A (Education Revenue)	2.65	6-1-2016	210,000	205,819
Anoka County MN Charter School Series A (Education Revenue)	3.40	6-1-2019	225,000	215,183
Anoka County MN Charter School Series A (Education Revenue)	3.65	6-1-2020	185,000	175,517
Anoka County MN Charter School Series A (Education Revenue)	3.75	6-1-2021	245,000	230,361
Anoka County MN Charter School Series A (Education Revenue)	5.00	6-1-2027	290,000	285,986
Anoka County MN Charter School Series A (Education Revenue)	5.00	6-1-2032	300,000	283,494
Anoka County MN Charter School Series A (Education Revenue)	5.00	6-1-2043	1,000,000	889,530
Austin MN Housing & RDA Courtyard Residence Project Series A (Housing Revenue)	5.00	1-1-2031	1,500,000	1,579,560
Baytown Township MN St. Croix Preparatory Academy Series A (Education Revenue)	7.00	8-1-2038	2,150,000	2,235,334
Buffalo MN Housing & RDA Public Facility Buffalo Wild Marsh Golf Course (Miscellaneous Revenue)	4.38	5-1-2024	185,000	188,099
Center City MN Health Care Facilities Hazelden Foundation Project (Miscellaneous Revenue)	5.00	11-1-2041	1,400,000	1,430,422
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012 (Utilities Revenue)	5.00	1-1-2016	875,000	924,009
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012 (Utilities Revenue)	5.00	1-1-2042	1,500,000	1,557,900
Dakota County MN Community Development Agency SFMR (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.30	12-1-2039	223,224	232,169
Duluth MN Duluth Entertainment Convention Center Improvements Series A (GO)	5.00	2-1-2034	1,000,000	1,052,830
Duluth MN EDA Health Care Facilities St. Lukes Hospital Authority Obligated Group (Health Revenue)	4.00	6-15-2014	750,000	759,855
Duluth MN Housing & RDA Public School Academy Series A (Education Revenue)	5.60	11-1-2030	2,000,000	2,005,800
Duluth MN Independent School District #709 COP Series B (Miscellaneous Revenue, South Dakota Credit Program Insured)	4.00	2-1-2015	310,000	326,743
Elk River MN Independent School District #728 Series A (GO, AGM Insured)	5.00	2-1-2021	3,400,000	3,686,926
Falcon Heights MN Kaleidoscope Charter School Series A (Education Revenue)	5.50	11-1-2017	150,000	155,007
Falcon Heights MN Kaleidoscope Charter School Series A (Education Revenue)	6.00	11-1-2027	1,200,000	1,217,112
Glencoe MN HCFR Glencoe Regional Health Services Project Series 2013 (Health Revenue)	1.00	4-1-2014	250,000	250,500
Glencoe MN HCFR Glencoe Regional Health Services Project Series 2013 (Health Revenue)	1.50	4-1-2016	570,000	568,923
Glencoe MN HCFR Glencoe Regional Health Services Project Series 2013 (Health Revenue)	4.00	4-1-2022	735,000	752,589
Hutchinson MN Public Utility Revenue Refunding Bonds Series 2012-A (Utilities Revenue)	5.00	12-1-2026	700,000	779,100
Lakeville MN (Tobacco Revenue)	5.00	2-1-2016	180,000	181,865
Maple Grove MN Maple Grove Hospital Corporation (Health Revenue)	5.25	5-1-2024	1,735,000	1,786,703
Meeker County MN Memorial Hospital Project (Health Revenue)	5.63	11-1-2022	800,000	851,952
Minneapolis & St. Paul MN Housing & RDA Health Care Facilities Series A (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.35	8-15-2034	4,000,000	4,000,000
Minneapolis & St. Paul MN Housing & RDA Health Care System Childrens Series A (Health Revenue)	5.25	8-15-2025	1,000,000	1,094,850
Minneapolis & St. Paul MN Housing & RDA HealthPartners Obligation Group Project (Health Revenue)	5.25	12-1-2016	500,000	509,030
Minneapolis & St. Paul MN Housing & RDA HealthPartners Obligation Group Project (Health Revenue)	5.63	12-1-2022	500,000	510,760
Minneapolis & St. Paul MN Housing & RDA HealthPartners Obligation Group Project (Health Revenue)	5.88	12-1-2029	600,000	610,434
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, Ambac Insured) ±(m)(n)	0.11	11-15-2017	2,100,000	2,010,750
Minneapolis & St. Paul MN Metropolitan Airports Commission Senior Series A (Airport Revenue, Ambac Insured)	5.00	1-1-2018	1,000,000	1,115,180

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Minneapolis & St. Paul MN Metropolitan Airports Commission Series C (Airport Revenue, National/FGIC Insured)	5.00%	1-1-2022	$2,000,000	$2,098,800
Minneapolis & St. Paul MN Metropolitan Airports Commission Sub Series B (Airport Revenue, National/FGIC Insured)	5.00	1-1-2018	1,000,000	1,110,840
Minneapolis MN Charter School Yinghua Academy Project Series 2013A (Education Revenue)	5.00	7-1-2023	300,000	294,216
Minneapolis MN Development Limited Tax Supported Bond Series 2A (Miscellaneous Revenue)	6.00	12-1-2040	1,000,000	1,101,040
Minneapolis MN Fairview Health Services Series A (Health Revenue)	6.63	11-15-2028	1,000,000	1,171,660
Minneapolis MN Fairview Health Services Series B (Health Revenue, AGM Insured)	6.50	11-15-2038	2,000,000	2,328,600
Minneapolis MN St. Anthony Falls Project (Tax Revenue)	5.65	2-1-2027	500,000	465,830
Minneapolis MN Supported Development Limited Tax Common Bond Fund Series 1A (Miscellaneous Revenue)	4.80	12-1-2016	555,000	592,463
Minneapolis MN Supported Development Limited Tax Common Bond Fund Series 2A (Miscellaneous Revenue)	5.00	6-1-2028	1,115,000	1,125,236
Minnesota (GO)	5.00	6-1-2020	1,115,000	1,226,411
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series A (Health Revenue)	4.75	2-15-2015	2,000,000	2,024,640
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (Health Revenue, AGM Insured)	4.00	2-15-2020	50,000	54,234
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (Health Revenue, AGM Insured)	5.00	2-15-2030	1,000,000	1,031,810
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series E (Health Revenue, AGM Insured)	5.00	2-15-2037	4,030,000	4,096,334
Minnesota Agricultural & Economic Development Board Health Care System Fairview Hospital Series 1997A (Health Revenue, National Insured)	5.50	11-15-2017	1,095,000	1,098,887
Minnesota General Fund Series B (Miscellaneous Revenue)	5.00	3-1-2029	500,000	547,445
Minnesota HEFAR Bethel University Series 6R (Education Revenue)	5.50	5-1-2025	1,535,000	1,574,895
Minnesota HEFAR Carleton College Series 7D (Education Revenue)	5.00	3-1-2030	2,000,000	2,157,380
Minnesota HEFAR College of St. Scholastica Incorporated Series 7R (Education Revenue)	4.25	12-1-2027	400,000	380,544
Minnesota HEFAR Hamline University Series 7E (Education Revenue)	4.50	10-1-2021	300,000	317,049
Minnesota HEFAR Hamline University Series 7E (Education Revenue)	5.00	10-1-2029	500,000	515,615
Minnesota HEFAR St. Benedict College Series 7M (Education Revenue)	5.13	3-1-2036	275,000	273,339
Minnesota HEFAR St. Benedict College Series 7V (Education Revenue)	5.00	3-1-2018	635,000	696,258
Minnesota HEFAR St. Olaf College Series 7F (Education Revenue)	4.50	10-1-2030	500,000	515,650
Minnesota HEFAR St. Thomas University Series 6W (Education Revenue)	5.00	10-1-2018	1,100,000	1,209,714
Minnesota HEFAR St. Thomas University Series 6W (Education Revenue)	6.00	10-1-2025	1,030,000	1,129,828
Minnesota HEFAR St. Thomas University Series 6W (Education Revenue)	6.00	10-1-2030	1,000,000	1,084,720
Minnesota HEFAR St. Thomas University Series 6X (Education Revenue)	5.00	4-1-2029	1,000,000	1,060,590
Minnesota HEFAR St. Thomas University Series 7U (Education Revenue)	5.00	4-1-2017	655,000	740,589
Minnesota HEFAR St. Thomas University Series 7U (Education Revenue)	5.00	4-1-2023	750,000	870,218
Minnesota Highway & Various Purposes (GO)	5.00	8-1-2022	4,500,000	5,053,680
Minnesota Housing Finance Agency Residential Housing Finance Agency Series B (Housing Revenue)	5.00	7-1-2034	125,000	125,046
Minnesota Housing Finance Agency Residential Housing Finance Series Q (Housing Revenue)	5.25	7-1-2033	1,290,000	1,331,796
Minnesota Housing Finance Agency Residential Housing Series D (Housing Revenue, GNMA/FNMA/FHLMC Insured)	4.00	7-1-2040	1,345,000	1,450,058
Minnesota Housing Finance Agency Residential Housing Series E (Housing Revenue)	4.20	7-1-2021	1,375,000	1,438,759
Minnesota Housing Finance Agency Series B (Housing Revenue)	5.90	7-1-2028	445,000	483,301

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Minnesota Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Minnesota Municipal Power Agency (Utilities Revenue)	5.00%	10-1-2037	$1,100,000	$1,131,251
Minnesota Municipal Power Agency Series 2010A & Series 2010B (Utilities Revenue)	5.00	10-1-2025	1,335,000	1,455,831
Minnesota Public Safety Radio Communications System Project Series 2011 (Miscellaneous Revenue)	5.00	6-1-2022	2,000,000	2,278,480
Minnesota Various Purposes Series H (GO)	5.00	11-1-2020	1,425,000	1,706,039
Montgomery MN Independent School District School Building #394 Series B (GO, AGM Insured)	5.00	2-1-2025	500,000	546,865
Mounds View MN Independent School District #621 Series A (GO, South Dakota Credit Program Insured)	4.00	2-1-2022	530,000	583,488
Mower County MN Housing & RDA Facilities Project Series A (Lease Revenue)	5.75	2-1-2027	695,000	782,869
Mower County MN Housing & RDA Facilities Project Series A (Lease Revenue)	5.90	2-1-2029	375,000	423,848
Northeast Minnesota Metropolitan Intermediate School District #916 COP Series 2013A (Miscellaneous Revenue)	4.00	2-1-2024	1,100,000	1,145,661
Northeast Minnesota Metropolitan Intermediate School District #916 COP Series 2013A (Miscellaneous Revenue)	4.00	2-1-2025	1,145,000	1,173,797
Northern Minnesota Municipal Power Agency Series A (Utilities Revenue, AGM Insured)	5.00	1-1-2018	820,000	939,646
Northern Minnesota Municipal Power Agency Series A (Utilities Revenue, AGM Insured)	5.00	1-1-2021	50,000	55,841
Pine City MN Lakes International Language Academy Series A (Education Revenue)	6.00	5-1-2026	1,000,000	1,001,190
Pine City MN Lakes International Language Academy Series A (Education Revenue)	6.25	5-1-2035	900,000	896,724
Pine County MN Housing & RDA Public Project Series A (Lease Revenue)	5.00	2-1-2028	1,475,000	1,627,146
Plymouth MN COP Intermediate School District #287 Series A (Lease Revenue)	5.00	2-1-2024	250,000	275,240
Red Wing MN Senior Housing Deer Crest Project Series A (Health Revenue)	5.00	11-1-2032	330,000	311,982
Red Wing MN Senior Housing Deer Crest Project Series A (Health Revenue)	5.00	11-1-2042	560,000	496,429
Robbinsdale MN Independent School District #281 Series A (Tax Revenue, South Dakota Credit Program Insured)	5.00	2-1-2018	1,520,000	1,764,340
Rochester MN Electric Utility Revenue Series 2013B (Utilities Revenue)	5.00	12-1-2023	815,000	968,546
Rochester MN Electric Utility Revenue Series 2013B (Utilities Revenue)	5.00	12-1-2025	315,000	364,109
Rochester MN Electric Utility Revenue Series 2013B (Utilities Revenue)	5.00	12-1-2026	250,000	285,605
Rochester MN Electric Utility Revenue Series 2007C (Utilities Revenue)	5.00	12-1-2030	1,000,000	1,072,170
Shakopee MN St. Francis Regional Medical Center (Health Revenue)	5.00	9-1-2017	1,500,000	1,545,105
Shakopee MN St. Francis Regional Medical Center (Health Revenue)	5.25	9-1-2034	950,000	950,893
South St. Paul MN Housing & RDA Airport Project (IDR, AGM Insured)	4.70	9-1-2019	490,000	524,040
South St. Paul MN Housing & RDA Airport Project (IDR, AGM Insured)	5.13	9-1-2029	500,000	525,010
South Washington County MN Independent School District #833 School Building Series 2010A (GO, South Dakota Credit Program Insured)	5.00	2-1-2020	2,100,000	2,454,333
Southern Minnesota Municipal Power Agency CAB Series A (Utilities Revenue, National Insured) ¤	0.00	1-1-2020	5,000,000	4,164,300
Southern Minnesota Municipal Power Agency Series A (Utilities Revenue, National Insured) ±	2.78	1-1-2015	1,030,000	1,030,052
Southern Minnesota Municipal Power Agency Series A (Utilities Revenue)	5.25	1-1-2030	2,000,000	2,130,640
St. Cloud MN CentraCare Health System Series A (Health Revenue)	5.13	5-1-2030	1,000,000	1,045,980
St. Louis Park MN Nicollett Health Services Series 2009 (Health Revenue)	5.50	7-1-2029	1,000,000	1,054,280
St. Paul MN Housing & RDA Allina Health Systems Series A1 (Health Revenue)	5.00	11-15-2024	2,000,000	2,161,600
St. Paul MN Housing & RDA Charter School Lease Revenue German Immersion School Series A (Education Revenue)	4.00	7-1-2023	250,000	231,058
St. Paul MN Housing & RDA Charter School Nova Classical Academy Series A (Lease Revenue)	6.63	9-1-2042	865,000	922,583
St. Paul MN Housing & RDA Community of Peace Academy Project Series A (Education Revenue)	4.35	12-1-2014	600,000	614,244
St. Paul MN Housing & RDA Community of Peace Academy Project Series A (Education Revenue)	5.00	12-1-2036	1,500,000	1,350,795
St. Paul MN Housing & RDA Gillette Childrens Specialty Healthcare (Health Revenue)	5.00	2-1-2014	225,000	229,363

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
St. Paul MN Housing & RDA Gillette Childrens Specialty Healthcare (Health Revenue)	5.00%	2-1-2015	$200,000	$209,466
St. Paul MN Housing & RDA Gillette Childrens Specialty Healthcare (Health Revenue)	5.00	2-1-2021	500,000	507,910
St. Paul MN Housing & RDA Hmong Academy Project Series A (Education Revenue)	5.75	9-1-2026	650,000	651,807
St. Paul MN Housing & RDA Hmong Academy Project Series A (Education Revenue)	6.00	9-1-2036	500,000	497,470
St. Paul MN Housing & RDA Hope Community Academy Project Series A (Miscellaneous Revenue)	6.25	12-1-2019	450,000	457,646
St. Paul MN Housing & RDA Parking Facilities Project Series A (Transportation Revenue)	5.00	8-1-2035	875,000	908,346
St. Paul MN Housing & RDA Regions Hospital Project (Health Revenue)	5.25	5-15-2018	1,700,000	1,703,995
St. Paul MN Housing & RDA Regions Hospital Project (Health Revenue)	5.30	5-15-2028	3,000,000	3,001,800
St. Paul MN Housing & RDA St. Paul Academy & Summit (Education Revenue)	5.00	10-1-2024	2,000,000	2,116,400
St. Paul MN Housing & RDA St. Paul Conservatory for Performing Artists Series A (Education Revenue)	4.00	3-1-2028	150,000	128,895
St. Paul MN Port Authority Lease Revenue Freeman Office Building Series 2 (Miscellaneous Revenue)	5.00	12-1-2024	2,000,000	2,242,760
Todd Morrison Cass & Wadena Counties MN United Hospital District Lakewood (GO)	5.13	12-1-2024	1,000,000	1,024,100
University of Minnesota Series A (Education Revenue)	5.00	4-1-2021	1,180,000	1,369,886
University of Minnesota Series A (Education Revenue)	5.13	4-1-2034	1,000,000	1,117,730
University of Minnesota State Supported Biomedical Science (Education Revenue)	5.00	8-1-2036	1,000,000	1,070,650
University of Minnesota State Supported Stadium Debt (Education Revenue)	5.00	8-1-2025	5,000,000	5,476,850
Virginia MN Housing & RDA Healthcare Facility (Lease Revenue)	5.25	10-1-2025	2,085,000	2,108,477
Washington County MN Capital Improvement Plan Series A (GO)	5.00	2-1-2021	2,495,000	2,818,801
Western Minnesota Municipal Power Agency (Utilities Revenue, National Insured)	9.75	1-1-2016	280,000	331,120
Western Minnesota Municipal Power Agency Series A (Utilities Revenue)	5.00	1-1-2030	1,000,000	1,093,340
Western Minnesota Municipal Power Agency Series B (Utilities Revenue, National Insured)	5.00	1-1-2015	500,000	532,670
Willmar MN GO Rice Memorial Hospital Project Series 2012A (Tax Revenue)	5.00	2-1-2026	1,000,000	1,109,650
Winona MN Health Care Facilities Refunding Revenue Series 2012 (Health Revenue)	3.00	7-1-2018	295,000	301,977
Winona MN Health Care Facilities Refunding Revenue Series 2012 (Health Revenue)	5.00	7-1-2034	500,000	487,305
Woodbury MN Charter School Series A (Education Revenue)	2.40	12-1-2015	180,000	177,325
Woodbury MN Charter School Series A (Education Revenue)	3.15	12-1-2018	190,000	182,100
Woodbury MN Charter School Series A (Education Revenue)	3.90	12-1-2022	220,000	204,648
Woodbury MN Charter School Series A (Education Revenue)	5.00	12-1-2027	215,000	211,951
Woodbury MN Charter School Series A (Education Revenue)	5.00	12-1-2032	220,000	208,210

				152,472,960

Puerto Rico: 0.55%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Authority (Education Revenue)	4.13	10-1-2027	995,000	867,650

Total Municipal Obligations (Cost $148,734,024)				154,358,340

Total investments in securities (Cost $148,734,024) *	97.94%	154,358,340
Other assets and liabilities, net	2.06	3,252,847

Total net assets	100.00%	$157,611,187

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Minnesota Tax-Free Fund	13

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

¤	Security issued in zero coupon form with no periodic interest payments.

*	Cost for federal income tax purposes is $148,730,887 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$7,317,367
Gross unrealized depreciation	(1,689,914)

Net unrealized appreciation	$5,627,453

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Minnesota Tax-Free Fund	Statement of assets and liabilities—June 30, 2013

Assets
Investments in unaffiliated securities, at value (see cost below)	$154,358,340
Cash	1,665,061
Receivable for investments sold	215,000
Receivable for Fund shares sold	2,404
Receivable for interest	2,015,302
Prepaid expenses and other assets	15,158

Total assets	158,271,265

Liabilities
Dividends payable	131,308
Payable for Fund shares redeemed	392,598
Advisory fee payable	25,361
Distribution fees payable	5,694
Due to other related parties	23,621
Shareholder servicing fees payable	34,373
Accrued expenses and other liabilities	47,123

Total liabilities	660,078

Total net assets	$157,611,187

NET ASSETS CONSIST OF
Paid-in capital	$150,370,916
Undistributed net investment income	473,461
Accumulated net realized gains on investments	1,142,494
Net unrealized gains on investments	5,624,316

Total net assets	$157,611,187

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$49,535,358
Shares outstanding – Class A	4,610,423
Net asset value per share – Class A	$10.74
Maximum offering price per share – Class A2	$11.25
Net assets – Class B	$112,191
Shares outstanding – Class B	10,438
Net asset value per share – Class B	$10.75
Net assets – Class C	$8,971,725
Shares outstanding – Class C	835,081
Net asset value per share – Class C	$10.74
Net assets – Administrator Class	$98,991,913
Shares outstanding – Administrator Class	9,216,326
Net asset value per share – Administrator Class	$10.74

Investments in unaffiliated securities, at cost	$148,734,024

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2013	Wells Fargo Advantage Minnesota Tax-Free Fund	15

Investment income
Interest	$6,592,628

Expenses
Advisory fee	621,110
Administration fees
Fund level	88,730
Class A	85,010
Class B	372
Class C	15,112
Administrator Class	114,652
Shareholder servicing fees
Class A	132,828
Class B	581
Class C	23,613
Administrator Class	286,628
Distribution fees
Class B	1,744
Class C	70,839
Custody and accounting fees	13,765
Professional fees	43,619
Registration fees	15,891
Shareholder report expenses	25,926
Trustees’ fees and expenses	13,046
Other fees and expenses	5,840

Total expenses	1,559,306
Less: Fee waivers and/or expense reimbursements	(264,942)

Net expenses	1,294,364

Net investment income	5,298,264

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	1,137,157
Futures transactions	(2,890)

Net realized gains on investments	1,134,267

Net change in unrealized gains (losses) on:
Unaffiliated securities	(5,860,661)
Futures transactions	7,387

Net change in unrealized gains (losses) on investments	(5,853,274)

Net realized and unrealized gains (losses) on investments	(4,719,007)

Net increase in net assets resulting from operations	$579,257

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Minnesota Tax-Free Fund	Statement of changes in net assets

	Year ended June 30, 2013		Year ended June 30, 2012

Operations
Net investment income		$5,298,264		$5,717,788
Net realized gains on investments		1,134,267		3,080,132
Net change in unrealized gains (losses) on investments		(5,853,274)		5,224,746

Net increase in net assets resulting from operations		579,257		14,022,666

Distributions to shareholders from
Net investment income
Class A		(1,523,489)		(1,771,930)
Class B		(4,888)		(11,193)
Class C		(199,949)		(213,926)
Administrator Class		(3,569,607)		(3,720,740)
Net realized gains
Class A		(125,792)		(749,551)
Class B		(643)		(5,639)
Class C		(23,079)		(115,202)
Administrator Class		(275,171)		(1,412,406)

Total distributions to shareholders		(5,722,618)		(8,000,587)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,304,407	14,565,330	600,553	6,584,938
Class C	174,698	1,950,709	201,746	2,212,125
Administrator Class	3,007,538	33,575,304	1,948,552	21,435,323

		50,091,343		30,232,386

Reinvestment of distributions
Class A	145,399	1,620,389	193,984	2,116,823
Class B	467	5,217	1,134	12,353
Class C	19,882	221,631	26,757	291,785
Administrator Class	151,447	1,686,781	234,153	2,551,805

		3,534,018		4,972,766

Payment for shares redeemed
Class A	(1,583,628)	(17,614,425)	(978,600)	(10,709,319)
Class B	(18,714)	(209,242)	(22,880)	(249,743)
Class C	(185,102)	(2,063,870)	(121,214)	(1,325,605)
Administrator Class	(3,843,803)	(42,632,176)	(2,249,407)	(24,542,262)

		(62,519,713)		(36,826,929)

Net decrease in net assets resulting from capital share transactions		(8,894,352)		(1,621,777)

Total increase (decrease) in net assets		(14,037,713)		4,400,302

Net assets
Beginning of period		171,648,900		167,248,598

End of period		$157,611,187		$171,648,900

Undistributed net investment income		$473,461		$470,777

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Minnesota Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.08	$10.68	$10.75	$10.36	$10.56
Net investment income	0.32	0.37	0.40	0.43 [1]	0.44 [1]
Net realized and unrealized gains (losses) on investments	(0.31)	0.55	(0.05)	0.40	(0.19)

Total from investment operations	0.01	0.92	0.35	0.83	0.25
Distributions to shareholders from
Net investment income	(0.32)	(0.37)	(0.40)	(0.43)	(0.44)
Net realized gains	(0.03)	(0.15)	(0.02)	(0.01)	(0.01)

Total distributions to shareholders	(0.35)	(0.52)	(0.42)	(0.44)	(0.45)
Net asset value, end of period	$10.74	$11.08	$10.68	$10.75	$10.36
Total return[2]	(0.01)%	8.80%	3.39%	8.11%	2.49%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.89%	0.86%	0.89%	0.94%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.87%	3.35%	3.76%	3.97%	4.32%
Supplemental data
Portfolio turnover rate	14%[3]	36%	25%	25%	28%
Net assets, end of period (000s omitted)	$49,535	$52,550	$52,628	$56,885	$48,905

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Minnesota Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.08	$10.68	$10.75	$10.36	$10.56
Net investment income	0.23 [1]	0.29 [1]	0.32 [1]	0.35 [1]	0.37 [1]
Net realized and unrealized gains (losses) on investments	(0.29)	0.55	(0.05)	0.40	(0.19)

Total from investment operations	(0.06)	0.84	0.27	0.75	0.18
Distributions to shareholders from
Net investment income	(0.24)	(0.29)	(0.32)	(0.35)	(0.37)
Net realized gains	(0.03)	(0.15)	(0.02)	(0.01)	(0.01)

Total distributions to shareholders	(0.27)	(0.44)	(0.34)	(0.36)	(0.38)
Net asset value, end of period	$10.75	$11.08	$10.68	$10.75	$10.36
Total return[2]	(0.67)%	7.99%	2.62%	7.30%	1.72%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.63%	1.61%	1.65%	1.69%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.10%	2.63%	3.00%	3.24%	3.58%
Supplemental data
Portfolio turnover rate	14%[3]	36%	25%	25%	28%
Net assets, end of period (000s omitted)	$112	$318	$539	$1,005	$2,166

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Minnesota Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.08	$10.68	$10.75	$10.36	$10.56
Net investment income	0.24	0.28	0.32	0.35 [1]	0.36 [1]
Net realized and unrealized gains (losses) on investments	(0.31)	0.55	(0.05)	0.40	(0.18)

Total from investment operations	(0.07)	0.83	0.27	0.75	0.18
Distributions to shareholders from
Net investment income	(0.24)	(0.28)	(0.32)	(0.35)	(0.37)
Net realized gains	(0.03)	(0.15)	(0.02)	(0.01)	(0.01)

Total distributions to shareholders	(0.27)	(0.43)	(0.34)	(0.36)	(0.38)
Net asset value, end of period	$10.74	$11.08	$10.68	$10.75	$10.36
Total return[2]	(0.76)%	7.99%	2.62%	7.30%	1.73%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.64%	1.61%	1.64%	1.65%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.59%
Net investment income	2.12%	2.58%	3.01%	3.19%	3.55%
Supplemental data
Portfolio turnover rate	14%[3]	36%	25%	25%	28%
Net assets, end of period (000s omitted)	$8,972	$9,144	$7,670	$6,489	$4,163

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Minnesota Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009[1]
Net asset value, beginning of period	$11.07	$10.68	$10.75	$10.36	$10.56
Net investment income	0.35	0.39	0.43 [2]	0.45 [2]	0.47 [2]
Net realized and unrealized gains (losses) on investments	(0.30)	0.54	(0.05)	0.40	(0.19)

Total from investment operations	0.05	0.93	0.38	0.85	0.28
Distributions to shareholders from
Net investment income	(0.35)	(0.39)	(0.43)	(0.45)	(0.47)
Net realized gains	(0.03)	(0.15)	(0.02)	(0.01)	(0.01)

Total distributions to shareholders	(0.38)	(0.54)	(0.45)	(0.46)	(0.48)
Net asset value, end of period	$10.74	$11.07	$10.68	$10.75	$10.36
Total return	0.32%	8.97%	3.65%	8.37%	2.74%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.83%	0.80%	0.82%	0.86%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.11%	3.59%	4.00%	4.22%	4.57%
Supplemental data
Portfolio turnover rate	14%[3]	36%	25%	25%	28%
Net assets, end of period (000s omitted)	$98,992	$109,637	$106,412	$132,313	$122,749

1.	On July 18, 2008, Class Z was renamed Administrator Class.

2.	Calculated based upon average shares outstanding

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Minnesota Tax-Free Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Minnesota Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

22	Wells Fargo Advantage Minnesota Tax-Free Fund	Notes to financial statements

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$2,353	$(2,353)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized.

Notes to financial statements	Wells Fargo Advantage Minnesota Tax-Free Fund	23

Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Municipal obligations	$0	$152,347,590	$2,010,750	$154,358,340

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal obligations
Balance as of June 30, 2012	$1,203,676
Accrued discounts (premiums)	398
Realized gains (losses)	6,250
Change in unrealized gains (losses)	31,926
Purchases	868,500
Sales	(100,000)
Transfers into Level 3	0
Transfers out of Level 3	0

Balance as of June 30, 2013	$2,010,750
Change in unrealized gains (losses) relating to securities still held at June 30, 2013	$66,350

The investment type categorized above was valued using an indicative broker quote and is therefore considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

24	Wells Fargo Advantage Minnesota Tax-Free Fund	Notes to financial statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2013, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, and 0.60% for Administrator Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended June 30, 2013, Wells Fargo Funds Distributor, LLC received $13,730 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2013 were $22,332,956 and $34,034,749, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2013, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2013, the Fund did not have any open futures contracts but had an average notional amount of $687,738 in futures contracts during the year ended June 30, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

Notes to financial statements	Wells Fargo Advantage Minnesota Tax-Free Fund	25

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2013, the Fund paid $228 in commitment fees.

For the year ended June 30, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	Year ended June 30,
	2013	2012
Ordinary income	$177,611	$0
Tax-exempt income	5,297,933	5,717,789
Long-term capital gain	247,074	2,282,798

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains (losses)
$81,967	$604,765	$1,057,394	$5,627,453

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

26	Wells Fargo Advantage Minnesota Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Minnesota Tax-Free Fund (the “Fund”) , one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Minnesota Tax-Free Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

Other information (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $247,074 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2013.

For the fiscal year ended June 30, 2013, $177,611 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Minnesota Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Minnesota Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Minnesota Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	31

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was in range of its benchmark, the Barclays Municipal Bond Index, for the ten-year period under review, but lower than its benchmark for the one-, three-, and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the one-, three- and five-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board noted the performance of the Fund relative to the Universe and was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of or equal to the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

32	Wells Fargo Advantage Minnesota Tax-Free Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Minnesota Tax-Free Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217884 08-13 A252/AR252 6-13

Wells Fargo Advantage Municipal Bond Fund

Annual Report

June 30, 2013

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The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Municipal Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Municipal Bond Fund for the 12-month period that ended June 30, 2013. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and uncertainty surrounding fiscal policies. Interest rates remained low throughout much of the period but jumped in May and June 2013 in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. Municipal bond returns were positive in the first three quarters of the period but then turned negative in the second quarter of 2013. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade municipal bonds throughout the country, gained 0.24% for the 12-month period that ended June 30, 2013.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. Gross domestic product (GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Municipal Bond Fund	3

On the fiscal front, presidential elections in November 2012, fiscal cliff negotiations at year-end, and effects of less federal spending due to sequestration were accompanied by shifts in municipal investor sentiment. For example, with an Obama victory in the November 2012 presidential election, investor demand for municipal bonds surged because of investor expectations that higher taxes would create greater long-term demand for tax-free municipal bonds. However, investor demand waned as fiscal cliff discussions suggested the tax-exempt status of municipal bonds could be eliminated.

Municipal bond yields reflected changes in U.S. Treasury rates.

Similar to Treasury yield changes, municipal yields also were near historic lows most of the period before spiking higher in the second quarter of 2013. Ten-year municipal bond yields hovered near 2.00% for most of the period before jumping to 2.95% at the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

4	Wells Fargo Advantage Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WMFAX)	4-8-2005	(2.85)	5.36	5.19	1.70	6.32	5.67	0.80	0.75
Class B (WMFBX)*	4-8-2005	(4.06)	5.21	5.12	0.94	5.53	5.12	1.55	1.50
Class C (WMFCX)	4-8-2005	0.04	5.53	4.89	1.04	5.53	4.89	1.55	1.50
Administrator Class (WMFDX)	4-8-2005	–	–	–	1.96	6.50	5.88	0.74	0.60
Institutional Class (WMBIX)	3-31-2008	–	–	–	2.00	6.63	5.86	0.47	0.47
Investor Class (SXFIX)	10-23-1986	–	–	–	1.77	6.28	5.68	0.83	0.78
Barclays Municipal Bond Index[4]	–	–	–	–	0.24	5.33	4.42	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Municipal Bond Fund	5

Growth of $10,000 investment[5] as of June 30, 2013

1.	Historical performance shown for Class B and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through October 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.75% for Class A, 1.50% for Class B, 1.50% for Class C, 0.60% for Administrator Class, 0.48% for Institutional Class, and 0.78% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

7.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Barclays Municipal Bond Index, for the 12-month period that ended June 30, 2013.

■	Duration, credit, sector, and individual security decisions contributed more to performance than yield-curve positioning which detracted.

■	A-rated bonds were the best-performing investment-grade credit category. Continued U.S. economic improvement, modest municipal defaults, and a need for income helped explain the strong demand. The Fund was overweight in them for the entire period.

■	With the rapid increase in rates during May and June, we used some of the Fund’s cash and cash equivalents to buy longer-term bonds and increase interest-rate exposure. While the U.S. Federal Reserve (Fed) may begin tapering its quantitative easing program, we believe uncertainty surrounding U.S. and global growth should limit interest-rate increases in the near term.

U.S. economy continues on slow growth path while Europe shows signs of bottoming.

Real gross domestic product growth in the U.S. has trended near 2%. While not exceptional, we believe this rate of economic growth provides for continued financial improvement for many municipalities and also a reduction in quantitative easing by the Fed. At the same time, the slow process of recapitalizing the banks in Europe has begun and we believe that we should see economic improvement in that region as well. Stock and housing prices have moved higher, providing support for consumer spending. We expected interest rates to move higher from artificially low levels, but with a nearly 100-basis-point (bp; 100 bps equals 1.00%) increase in yields over the last six to eight weeks of the period, we are less certain about future interest-rate levels.

Intra-period volatility created opportunities to reposition the Fund.

Investor expectations about future economic growth and monetary policy caused a fair amount of volatility in the bond markets. On top of this, changes in tax rates, specific credit stories (for example, Detroit, Stockton, and Puerto Rico), and large municipal bond fund outflows combined to create even more volatility within the municipal bond market. With an Obama victory in the presidential election last November, investors flocked to the municipal market with the view that higher taxes would create greater long-term demand for tax-exempt investments. (While this may be the case in the short term, the longer-term impact of changing tax rates is overwhelmed by the level of rates, the shape of the yield curve, and supply/demand trends.) This demand caused municipal yields to decline by about 30 bps in November, but then they quickly moved higher in December as U.S. Treasury yields increased and mutual fund flows turned negative. Reinvestment demand and positive fund flows caused municipal yields to fall again early in 2013, but they once again changed course and moved higher as tax season approached and investor demand waned. Longer-term municipal yields increased more than 100 bps in late May and June.

Credit quality[6] as of June 30, 2013

The Fund’s interest-rate exposure was kept at conservative levels relative to its benchmark for most of the period. This not only helped our relative performance, it also caused the Fund to show less volatility in its NAV versus many of our peers. With the recent increase in rates, we have lengthened duration by buying intermediate-long, higher-quality securities. The yield curve flattened during the first half of the period, and we reduced the Fund’s exposure to our flattening bias by selling floating-rate notes and zero-coupon bonds.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Municipal Bond Fund	7

Effective maturity[7] distribution as of June 30, 2013

Lower-quality bonds still look attractive, but security selection is becoming more important.

The Fund benefited from its exposure to BBB- and A- rated credits and higher-yielding sectors, such as gas prepay and health care. The low interest-rate environment in the early part of the period pushed many investors to reach for yield, spreads in these sectors compressed, and we selectively sold lower-rated credits. The Fund remains overweight in lower-quality credits, but in certain sectors, like health care, we continue to avoid lower-quality bonds because of their valuations and the uncertainty surrounding the implementation of the Affordable Care Act.

The outlook remains uncertain.

With the economy seeming to improve and the Fed appearing set to taper quantitative easing, one could argue that rates are biased higher. However, higher mortgage rates due to tapering have the potential to derail the housing recovery, which would constrain growth. Further, the full effects of sequestration and Obamacare have yet to be felt. Consequently, there are compelling forces that may continue to keep interest rates low for an extended period. We expect to remain defensively positioned with an overweight in BBB- and A- rated bonds, an overweight in premium coupon bonds trading to short calls, and maturities structured to potentially benefit from a curve-flattening environment. As we get more clarity surrounding the sustainability of economic growth, we intend to adjust our overall interest-rate exposure accordingly.

Please see footnotes on page 5.

8	Wells Fargo Advantage Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$979.44	$3.68	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class B
Actual	$1,000.00	$975.80	$7.35	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Class C
Actual	$1,000.00	$975.80	$7.35	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Administrator Class
Actual	$1,000.00	$981.15	$2.95	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$980.84	$2.26	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	$2.31	0.46%
Investor Class
Actual	$1,000.00	$979.29	$3.83	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.91	0.78%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	9

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/municipalbond.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name			Shares	Value	Percent of net assets

Investment Companies: 1.11%

Financials: 1.11%
iShares National AMT-Free Municipal Bond Fund			335,000	$35,188,400	1.11%

Total Investment Companies (Cost $35,958,833)				35,188,400	1.11

Municipal Obligations: 99.26%

Alabama: 0.12%
Other securities				3,768,487	0.12

Alaska: 0.10%
Other securities				3,009,480	0.10

Arizona: 0.52%
Other securities				16,299,930	0.52

	Interest rate	Maturity date	Principal
California: 15.73%
California Various Purposes (GO)	5.25%	4-1-2035	$5,000,000	5,320,750	0.17
California Various Purposes (GO)	5.00	2-1-2038	17,000,000	17,763,300	0.56
California Various Purposes (GO)	6.50	4-1-2033	19,125,000	22,908,116	0.72
Golden State Tobacco Securitization Corporation California Tobacco Settlement Revenue Series A (Tobacco Revenue, Ambac Insured)	5.00	6-1-2045	14,330,000	14,600,550	0.46
Golden State Tobacco Securitization Corporation California Tobacco Settlement Revenue Series A (Tobacco Revenue, AGM Insured)	5.00	6-1-2045	27,100,000	27,626,824	0.87
M-S-R Energy Authority California Gas (Utilities Revenue )	6.13 –7.00	11-1-2029 to 11-1-2039	15,255,000	18,345,176	0.58
M-S-R Energy Authority California Gas Series B (Utilities Revenue)	6.13	11-1-2029	30,275,000	34,045,449	1.08
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.82	7-1-2019	9,865,000	9,204,736	0.29
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.91	7-1-2027	39,160,000	33,210,813	1.05
San Francisco CA Bay Area Toll Authority Series A (Transportation Revenue) ±	1.31	4-1-2036	28,000,000	27,427,120	0.87
Other securities				286,843,740	9.08

				497,296,574	15.73

Colorado: 2.23%
Other securities				70,521,746	2.23

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Municipal Bond Fund	Summary portfolio of investments—June 30, 2013

Security name				Value	Percent of net assets

Connecticut: 0.67%
Other securities				$21,226,150	0.67%

District of Columbia: 0.26%
Other securities				8,247,008	0.26

	Interest rate	Maturity date	Principal
Florida: 3.72%
Miami-Dade County FL Expressway Authority Toll System Series DCL-2012-02 (Transportation Revenue, Dexia Credit Local LOC, Dexia Credit Local LIQ) 144A±	0.80%	10-13-2023	$30,000,000	30,000,000	0.95
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.51	8-1-2029	15,000,000	15,000,000	0.47
Other securities				72,655,471	2.30

				117,655,471	3.72

Georgia: 1.65%
Other securities				52,064,155	1.65

Guam: 0.41%
Other securities				13,087,882	0.41

Hawaii: 0.09%
Other securities				2,933,685	0.09

Idaho: 0.55%
Other securities				17,318,320	0.55

Illinois: 16.84%
Chicago IL (GO)	0.00 – 5.56	1-1-2021 to 1-1-2029	38,470,000	26,820,690	0.85
Chicago IL Board of Education (GO)	0.00 – 5.00	12-1-2020 to 12-1-2028	25,645,000	14,619,659	0.46
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National/FGIC Insured) ¤ ##	0.00	12-1-2030	39,000,000	16,494,270	0.52
Chicago IL Board of Education Certificates DCL-2012-001 (GO, Dexia Credit Local LOC, Dexia Credit Local LIQ) ± 144A	0.95	12-1-2034	30,655,000	30,655,000	0.97
Chicago IL Board of Education Series A (GO, AGM Insured) ##	5.00	12-1-2042	30,000,000	30,133,200	0.95
Chicago IL Series C (GO)	5.00	1-1-2034	24,000,000	24,438,960	0.77
Cook County IL Series C (GO )	5.00	11-15-2027 to 11-15-2028	3,780,000	4,030,079	0.13
Cook County IL Series C (GO)	5.00	11-15-2029	26,865,000	28,366,485	0.90
DuPage County IL Community Unit School District #46 School Building (GO, Ambac Insured) ¤	0.00	1-1-2023	23,450,000	15,957,022	0.51
Illinois (Miscellaneous Revenue)	5.00	8-1-2018	15,135,000	16,859,785	0.53
Illinois (Various Revenue )	4.00 – 6.00	9-1-2019 to 7-1-2038	47,245,000	49,290,062	1.56
Illinois (Tax Revenue )	5.00	6-15-2024 to 6-15-2026	29,050,000	32,568,670	1.03
Illinois Series B (Miscellaneous Revenue, DEPFA Bank plc SPA) ø	2.00	10-1-2033	21,000,000	21,000,000	0.66
Illinois Toll Highway Authority Series A2 (Transportation Revenue, AGM Insured, PNC Bank NA SPA) ø	0.42	1-1-2031	41,000,000	41,000,000	1.30

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Illinois (continued)
Illinois Toll Highway Authority Series A2 (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.47%	1-1-2031	$7,000,000	$7,000,000	0.22%
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured) ø	0.43	1-1-2016	20,000,000	20,000,000	0.63
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series A (Tax Revenue) ¤	0.00	12-15-2024 to 6-15-2029	56,610,000	30,391,634	0.96
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series PJ (Tax Revenue, National Insured) ¤	0.00	6-15-2028	29,980,000	14,507,622	0.46
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue)	5.75	4-1-2038	14,000,000	15,722,140	0.50
Other securities				92,634,244	2.93

				532,489,522	16.84

Indiana: 1.59%
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A (IDR)	5.00	7-1-2040	23,590,000	22,909,429	0.73
Other securities				27,227,035	0.86

				50,136,464	1.59

Iowa: 0.31%
Other securities				9,868,012	0.31

Kansas: 0.46%
Other securities				14,395,483	0.46

Kentucky: 0.39%
Other securities				12,388,900	0.39

Louisiana: 2.63%
Louisiana Tobacco Settlement Financing Corporation Series B (Tobacco Revenue)	5.88	5-15-2039	29,800,000	29,725,465	0.94
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A1 (IDR) ø	0.33	11-1-2040	30,000,000	30,000,000	0.95
Other securities				23,391,381	0.74

				83,116,846	2.63

Maine: 0.28%
Other securities				8,989,198	0.28

Maryland: 0.50%
Other securities				15,738,862	0.50

Massachusetts: 3.07%
Massachusetts HEFA Partners Healthcare Series G6 (Health Revenue) ±	0.94	7-1-2038	25,000,000	24,754,000	0.78
Massachusetts School Building Authority Senior Series A (Tax Revenue) %%	5.00	5-15-2038	33,855,000	36,223,157	1.15

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Municipal Bond Fund	Summary portfolio of investments—June 30, 2013

Security name				Value	Percent of net assets

Massachusetts (continued)
Other securities				$36,120,846	1.14%

				97,098,003	3.07

	Interest rate	Maturity date	Principal
Michigan: 6.64%
Detroit MI Sewer Disposal System Refunding Balance Senior Lien Series B (Water & Sewer Revenue)	7.50%	7-1-2033	$16,985,000	18,886,301	0.60
Detroit MI Water Supply System Senior Lien (Water & Sewer Revenue)	5.00 – 7.00	7-1-2019 to 7-1-2036	31,770,000	32,543,330	1.04
Michigan PFOTER Series 4711 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144A ø	0.53	5-1-2029	39,695,000	39,695,000	1.26
Other securities				118,932,977	3.74

				210,057,608	6.64

Minnesota: 0.33%
Other securities				10,561,906	0.33

Mississippi: 0.14%
Other securities				4,335,427	0.14

Missouri: 0.46%
Other securities				14,480,217	0.46

Nevada: 0.22%
Other securities				7,048,005	0.22

New Hampshire: 0.04%
Other securities				1,369,635	0.04

New Jersey: 7.24%
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.66	3-1-2028	49,085,000	50,050,011	1.58
New Jersey EDA (Miscellaneous Revenue ) ±	1.61 – 1.86	2-1-2018 to 9-1-2027	15,500,000	15,649,630	0.50
New Jersey HEFAR Series 1 (Education Revenue)	5.00	12-1-2018	15,000,000	16,592,100	0.52
New Jersey PFOTER Series 4712 (Transportation Revenue, Dexia Credit Local LIQ) 144A ø	0.48	12-15-2022	28,060,000	28,060,000	0.89
New Jersey PFOTER Series 4716 (Miscellaneous Revenue, National/FGIC Insured, Dexia Credit Local LIQ) 144A ø	0.48	9-1-2027	31,245,000	31,245,000	0.99
New Jersey Transportation System CAB Series A (Transportation Revenue) ¤	0.00	12-15-2026	38,490,000	19,905,104	0.63
New Jersey (Transportation Revenue )	5.75 – 6.00	6-15-2025 to 12-15-2038	20,425,000	23,896,640	0.75
Other securities				43,622,411	1.38

				229,020,896	7.24

New Mexico: 0.04%
Other securities				1,163,521	0.04

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

New York: 6.47%
New York NY Municipal Water Finance Authority (Water & Sewer Revenue )	5.00 – 6.00%	6-15-2026 to 6-15-2040	$19,880,000	$22,637,528	0.72%
New York NY Municipal Water Finance Authority Water & Sewer System Series A (Water & Sewer Revenue)	5.00	6-15-2038	37,150,000	38,429,818	1.21
New York NY Transitional Finance Authority Future Tax Secured Revenue Series I (Tax Revenue)	5.00	5-1-2033	5,395,000	5,839,224	0.18
New York NY Transitional Finance Authority Future Tax Secured Revenue Series I (Tax Revenue)	5.00	5-1-2038	30,000,000	32,016,600	1.01
New York NY Transitional Finance Authority Sub Series A3 (Tax Revenue, Dexia Credit Local SPA) ø	0.40	8-1-2023	19,800,000	19,800,000	0.63
New York Urban Development Corporation COP James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	16,000,000	16,078,240	0.51
Seneca County NY IDA Solid Waste Disposal Seneca Meadows Incorporated Project (IDR) ± 144A	6.63	10-1-2035	15,020,000	15,093,298	0.48
Other securities				54,735,750	1.73

				204,630,458	6.47

North Carolina: 0.60%
Other securities				18,996,963	0.60

Ohio: 0.57%
Other securities				17,861,650	0.57

Oklahoma: 0.42%
Other securities				13,222,157	0.42

Oregon: 0.27%
Other securities				8,484,112	0.27

Pennsylvania : 4.59%
Berks County PA Municipal Authority Phoebe-Devitt Homes Project Series A (Health Revenue) ø	0.76	5-1-2037	14,655,000	14,655,000	0.46
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue) ±	1.56	11-1-2039	20,000,000	20,505,200	0.65
Delaware Valley PA Regional Financial Authority Local Government Public Improvements Project (Miscellaneous Revenue)	5.75	7-1-2032	13,610,000	14,489,887	0.46
Delaware Valley PA Regional Financial Authority Local Government Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	16,420,000	17,443,294	0.55
Delaware Valley PA Regional Financial Authority (Miscellaneous Revenue ) ±	0.83 –7.75	6-1-2027 to 6-1-2037	11,960,000	11,496,141	0.36
Other securities				66,481,711	2.11

				145,071,233	4.59

Puerto Rico: 2.11%
Puerto Rico PFOTER Series 4147 (Utilities Revenue, Dexia Credit Local LOC, FSA/FGIC Insured) ø	0.56	7-1-2033	46,785,000	46,785,000	1.48
Other securities				20,062,660	0.63

				66,847,660	2.11

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Municipal Bond Fund	Summary portfolio of investments—June 30, 2013

Security name				Value	Percent of net assets

Rhode Island: 0.11%
Other securities				$3,337,768	0.11%

	Interest rate	Maturity date	Principal
South Carolina: 1.50%
Charleston SC Educational Excellence Finance Corporation Charleston County (Miscellaneous Revenue) (h)	5.25%	12-1-2013	$15,000,000	16,671,450	0.53
Other securities				30,677,312	0.97

				47,348,762	1.50

South Dakota: 0.94%
South Dakota HEFA Sanford Health Project Series E (Health Revenue)	5.00	11-1-2042	15,530,000	15,819,169	0.50
Other securities				13,820,651	0.44

				29,639,820	0.94

Tennessee: 1.36%
Tennessee Energy Acquisition Corporation (Utilities Revenue )	5.00 – 5.63	2-1-2019 to 2-1-2027	38,985,000	40,794,391	1.29
Other securities				2,171,980	0.07

				42,966,371	1.36

Texas: 8.34%
Dallas Fort Worth TX International Airport AMT Series D (Airport Revenue)	5.00	11-1-2038	22,500,000	22,370,400	0.71
Dallas Fort Worth TX International Airport Series B (Airport Revenue )	5.00	11-1-2035 to 11-1-2038	20,500,000	20,824,955	0.66
Texas Municipal Gas Acquisition & Supply Corporation (Utilities Revenue ) ±	0.87 – 5.25	12-15-2016 to 12-15-2030	48,470,000	48,709,762	1.54
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2024	20,500,000	21,043,865	0.67
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	19,380,000	19,272,053	0.61
Other securities				131,506,000	4.15

				263,727,035	8.34

Utah: 0.56%
Other securities				17,665,878	0.56

Vermont: 0.73%
Vermont Student Assistance Corporation Education Loan Revenue Series B Class A2 (Education Revenue) ±	3.27	12-3-2035	16,800,000	16,914,912	0.53
Other securities				6,245,940	0.20

				23,160,852	0.73

Virgin Islands: 1.07%
Virgin Islands PFA (Various Revenue )	5.00 – 6.75	10-1-2018 to 10-1-2037	31,495,000	33,956,956	1.07

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	15

Security name				Value	Percent of net assets

Virginia: 0.65%
Other securities				$20,471,057	0.65%

Washington: 0.45%
Other securities				14,302,776	0.45

West Virginia: 0.08%
Other securities				2,678,256	0.08

	Interest rate	Maturity date	Principal
Wisconsin: 1.14%
Wisconsin Airport Facilities PFA Senior Obligation Group Series B (Airport Revenue)	5.00%	7-1-2022	$14,430,000	14,883,968	0.47
Other securities				21,297,121	0.67

				36,181,089	1.14

Wyoming: 0.07%
Other securities				2,276,642	0.07

Total Municipal Obligations (Cost $3,095,547,266)				3,138,514,888	99.26

	Yield		Shares
Short-Term Investments : 0.33%

Investment Companies: 0.33%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		10,463,009	10,463,009	0.33

Total Short-Term Investments (Cost $10,463,009)				10,463,009	0.33

Total investments in securities (Cost $3,141,969,108) *				3,184,166,297	100.70
Other assets and liabilities, net				(22,122,789)	(0.70)

Total net assets				$3,162,043,508	100.00%

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	Security issued in zero coupon form with no periodic interest payments.

(h)	Underlying security in inverse floater structure

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

%%	Security issued on a when-issued basis

##	All or a portion of this security has been segregated for when-issued securities.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $3,142,413,288 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$106,286,168
Gross unrealized depreciation	(64,533,159)

Net unrealized appreciation	$41,753,009

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Municipal Bond Fund	Statement of assets and liabilities—June 30, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$3,173,703,288
In affiliated securities, at value (see cost below)	10,463,009

Total investments, at value (see cost below)	3,184,166,297
Receivable for investments sold	18,850,619
Receivable for Fund shares sold	11,434,523
Receivable for interest	26,817,296
Prepaid expenses and other assets	282,852

Total assets	3,241,551,587

Liabilities
Dividends payable	1,253,444
Payable for investments purchased	50,501,019
Payable for floating-rate notes issued	12,525,000
Payable for Fund shares redeemed	12,773,082
Interest and fee expense payable	140,625
Advisory fee payable	688,227
Distribution fees payable	113,015
Due to other related parties	543,823
Accrued expenses and other liabilities	969,844

Total liabilities	79,508,079

Total net assets	$3,162,043,508

NET ASSETS CONSIST OF
Paid-in capital	$3,130,732,756
Overdistributed net investment income	(287,036)
Accumulated net realized losses on investments	(10,599,401)
Net unrealized gains on investments	42,197,189

Total net assets	$3,162,043,508

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$1,807,789,726
Shares outstanding – Class A	180,804,155
Net asset value per share – Class A	$10.00
Maximum offering price per share – Class A2	$10.47
Net assets – Class B	$7,603,913
Shares outstanding – Class B	760,198
Net asset value per share – Class B	$10.00
Net assets – Class C	$168,657,838
Shares outstanding – Class C	16,871,259
Net asset value per share – Class C	$10.00
Net assets – Administrator Class	$451,005,499
Shares outstanding – Administrator Class	45,077,047
Net asset value per share – Administrator Class	$10.01
Net assets – Institutional Class	$143,061,813
Shares outstanding – Institutional Class	14,307,779
Net asset value per share – Institutional Class	$10.00
Net assets – Investor Class	$583,924,719
Shares outstanding – Investor Class	58,407,082
Net asset value per share – Investor Class	$10.00

Investments in unaffiliated securities, at cost	$3,131,506,099

Investments in affiliated securities, at cost	$10,463,009

Total investments, at cost	$3,141,969,108

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	17

Investment income
Interest	$104,020,931
Income from affiliated securities	35,955

Total investment income	104,056,886

Expenses
Advisory fee	9,735,227
Administration fees
Fund level	1,566,546
Class A	2,971,419
Class B	17,683
Class C	286,524
Administrator Class	310,955
Institutional Class	118,007
Investor Class	1,191,989
Shareholder servicing fees
Class A	4,642,843
Class B	27,421
Class C	447,693
Administrator Class	773,565
Investor Class	1,568,407
Distribution fees
Class B	82,890
Class C	1,343,079
Custody and accounting fees	155,565
Professional fees	59,052
Registration fees	276,938
Shareholder report expenses	121,328
Trustees’ fees and expenses	12,980
Interest and fee expense	97,554
Other fees and expenses	65,123

Total expenses	25,872,788
Less: Fee waivers and/or expense reimbursements	(1,552,607)

Net expenses	24,320,181

Net investment income	79,736,705

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	59,726,637
Futures transactions	2,167,826

Net realized gains on investments	61,894,463

Net change in unrealized gains (losses) on:
Unaffiliated securities	(97,092,513)
Futures transactions	(212,995)

Net change in unrealized gains (losses) on investments	(97,305,508)

Net realized and unrealized gains (losses) on investments	(35,411,045)

Net increase in net assets resulting from operations	$44,325,660

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Municipal Bond Fund	Statement of changes in net assets

	Year ended June 30, 2013		Year ended June 30, 2012

Operations
Net investment income		$79,736,705		$95,225,615
Net realized gains on investments		61,894,463		56,231,651
Net change in unrealized gains (losses) on investments		(97,305,508)		123,821,294

Net increase in net assets resulting from operations		44,325,660		275,278,560

Distributions to shareholders from
Net investment income
Class A		(47,697,485)		(60,107,820)
Class B		(201,990)		(550,119)
Class C		(3,257,371)		(4,353,632)
Administrator Class		(8,470,188)		(4,859,954)
Institutional Class		(4,217,745)		(9,971,334)
Investor Class		(15,890,798)		(15,383,772)
Net realized gains
Class A		(28,882,080)		(401,460)
Class B		(169,887)		(4,634)
Class C		(2,739,918)		(37,511)
Administrator Class		(4,661,814)		(27,662)
Institutional Class		(2,266,368)		(56,312)
Investor Class		(9,770,050)		(98,950)

Total distributions to shareholders		(128,225,694)		(95,853,160)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	45,423,149	471,501,560	40,605,836	402,578,350
Class B	29,715	309,469	53,336	527,898
Class C	3,453,071	35,861,972	4,932,585	48,809,888
Administrator Class	43,255,567	446,465,637	18,555,719	185,689,903
Institutional Class	6,933,202	71,997,742	6,354,428	63,265,879
Investor Class	37,249,184	387,600,145	32,407,302	322,890,282

		1,413,736,525		1,023,762,200

Reinvestment of distributions
Class A	6,311,924	65,660,511	4,690,436	46,442,333
Class B	29,538	307,725	36,630	361,981
Class C	476,372	4,958,680	292,213	2,898,677
Administrator Class	855,092	8,901,253	395,357	3,945,701
Institutional Class	338,211	3,519,203	247,414	2,451,135
Investor Class	2,162,368	22,496,125	1,342,559	13,319,699

		105,843,497		69,419,526

Payment for shares redeemed
Class A	(42,797,512)	(443,290,052)	(31,066,697)	(306,244,528)
Class B	(736,907)	(7,656,211)	(1,172,070)	(11,493,730)
Class C	(3,561,363)	(36,844,563)	(1,972,621)	(19,475,340)
Administrator Class	(21,289,799)	(218,617,877)	(4,957,958)	(49,208,020)
Institutional Class	(7,743,698)	(80,072,725)	(36,651,922)	(358,603,389)
Investor Class	(33,659,430)	(347,973,419)	(16,229,021)	(161,769,838)

		(1,134,454,847)		(906,794,845)

Net increase in net assets resulting from capital share transactions		385,125,175		186,386,881

Total increase in net assets		301,225,141		365,812,281

Net assets
Beginning of period		2,860,818,367		2,495,006,086

End of period		$3,162,043,508		$2,860,818,367

Overdistributed net investment income		$(287,036)		$(288,164)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Bond Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.24	$9.54	$9.51	$8.74	$9.21
Net investment income	0.27	0.37	0.40	0.41	0.45
Net realized and unrealized gains (losses) on investments	(0.08)	0.70	0.03	0.84	(0.47)

Total from investment operations	0.19	1.07	0.43	1.25	(0.02)
Distributions to shareholders from
Net investment income	(0.27)	(0.37)	(0.39)	(0.41)	(0.45)
Net realized gains	(0.16)	(0.00)[1]	(0.01)	(0.07)	0.00

Total distributions to shareholders	(0.43)	(0.37)	(0.40)	(0.48)	(0.45)
Net asset value, end of period	$10.00	$10.24	$9.54	$9.51	$8.74
Total return[2]	1.70%	11.45%	4.70%	14.28%	(0.04)%
Ratios to average net assets (annualized)
Gross expenses	0.80%[3]	0.81%[3]	0.83%[3]	0.86%[3]	0.89%[3]
Net expenses	0.75%[3]	0.75%[3]	0.77%[3]	0.75%[3]	0.75%[3]
Net investment income	2.56%	3.72%	4.18%	4.37%	5.19%
Supplemental data
Portfolio turnover rate	54%	63%	69%	84%	152%
Net assets, end of period (000s omitted)	$1,807,790	$1,759,128	$1,503,256	$383,203	$220,711

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

3.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%
Year ended June 30, 2009	0.06%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.24	$9.54	$9.51	$8.72	$9.21
Net investment income	0.19	0.29	0.33	0.35	0.38
Net realized and unrealized gains (losses) on investments	(0.08)	0.71	0.03	0.85	(0.49)

Total from investment operations	0.11	1.00	0.36	1.20	(0.11)
Distributions to shareholders from
Net investment income	(0.19)	(0.30)	(0.32)	(0.34)	(0.38)
Net realized gains	(0.16)	(0.00)[1]	(0.01)	(0.07)	0.00

Total distributions to shareholders	(0.35)	(0.30)	(0.33)	(0.41)	(0.38)
Net asset value, end of period	$10.00	$10.24	$9.54	$9.51	$8.72
Total return[2]	0.94%	10.62%	3.92%	13.43%	(1.01)%
Ratios to average net assets (annualized)
Gross expenses	1.54%[3]	1.56%[3]	1.57%[3]	1.61%[3]	1.64%[3]
Net expenses	1.50%[3]	1.50%[3]	1.52%[3]	1.50%[3]	1.50%[3]
Net investment income	1.83%	3.05%	3.39%	3.71%	4.40%
Supplemental data
Portfolio turnover rate	54%	63%	69%	84%	152%
Net assets, end of period (000s omitted)	$7,604	$14,723	$24,040	$3,437	$6,436

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

3.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%
Year ended June 30, 2009	0.06%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Bond Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.23	$9.53	$9.51	$8.74	$9.21
Net investment income	0.19	0.30	0.32	0.33	0.38
Net realized and unrealized gains (losses) on investments	(0.07)	0.70	0.03	0.85	(0.47)

Total from investment operations	0.12	1.00	0.35	1.18	(0.09)
Distributions to shareholders from
Net investment income	(0.19)	(0.30)	(0.32)	(0.34)	(0.38)
Net realized gains	(0.16)	(0.00)[1]	(0.01)	(0.07)	0.00

Total distributions to shareholders	(0.35)	(0.30)	(0.33)	(0.41)	(0.38)
Net asset value, end of period	$10.00	$10.23	$9.53	$9.51	$8.74
Total return[2]	1.04%	10.63%	3.81%	13.43%	(0.79)%
Ratios to average net assets (annualized)
Gross expenses	1.55%[3]	1.56%[3]	1.58%[3]	1.61%[3]	1.63%[3]
Net expenses	1.50%[3]	1.50%[3]	1.52%[3]	1.50%[3]	1.50%[3]
Net investment income	1.82%	2.95%	3.42%	3.59%	4.44%
Supplemental data
Portfolio turnover rate	54%	63%	69%	84%	152%
Net assets, end of period (000s omitted)	$168,658	$168,883	$126,338	$33,864	$12,509

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

3.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%
Year ended June 30, 2009	0.06%

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.24	$9.54	$9.50	$8.73	$9.21
Net investment income	0.28	0.39	0.40	0.42	0.46
Net realized and unrealized gains (losses) on investments	(0.07)	0.69	0.06	0.85	(0.48)

Total from investment operations	0.21	1.08	0.46	1.27	(0.02)
Distributions to shareholders from
Net investment income	(0.28)	(0.38)	(0.41)	(0.43)	(0.46)
Net realized gains	(0.16)	(0.00)[1]	(0.01)	(0.07)	0.00

Total distributions to shareholders	(0.44)	(0.38)	(0.42)	(0.50)	(0.46)
Net asset value, end of period	$10.01	$10.24	$9.54	$9.50	$8.73
Total return	1.96%	11.62%	4.96%	14.33%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.74%[2]	0.74%[2]	0.75%[2]	0.78%[2]	0.81%[2]
Net expenses	0.60%[2]	0.60%[2]	0.62%[2]	0.60%[2]	0.60%[2]
Net investment income	2.72%	3.74%	4.26%	4.55%	5.34%
Supplemental data
Portfolio turnover rate	54%	63%	69%	84%	152%
Net assets, end of period (000s omitted)	$451,005	$227,942	$78,861	$186,661	$157,287

1.	Amount is less than $0.005.

2.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%
Year ended June 30, 2009	0.06%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Bond Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.24	$9.54	$9.51	$8.73	$9.21
Net investment income	0.30	0.40	0.42	0.41	0.47
Net realized and unrealized gains (losses) on investments	(0.08)	0.70	0.04	0.88	(0.48)

Total from investment operations	0.22	1.10	0.46	1.29	(0.01)
Distributions to shareholders from
Net investment income	(0.30)	(0.40)	(0.42)	(0.44)	(0.47)
Net realized gains	(0.16)	(0.00)[1]	(0.01)	(0.07)	0.00

Total distributions to shareholders	(0.46)	(0.40)	(0.43)	(0.51)	(0.47)
Net asset value, end of period	$10.00	$10.24	$9.54	$9.51	$8.73
Total return	2.00%	11.76%	4.99%	14.73%	0.17%
Ratios to average net assets (annualized)
Gross expenses	0.47%[2]	0.47%[2]	0.50%[2]	0.50%[2]	0.51%[2]
Net expenses	0.47%[2]	0.47%[2]	0.49%[2]	0.50%[2]	0.42%[2]
Net investment income	2.85%	4.15%	4.46%	4.42%	5.50%
Supplemental data
Portfolio turnover rate	54%	63%	69%	84%	152%
Net assets, end of period (000s omitted)	$143,062	$151,285	$427,525	$2,809	$10

1.	Amount is less than $0.005.

2.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%
Year ended June 30, 2009	0.06%

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.23	$9.53	$9.51	$8.74	$9.21
Net investment income	0.26	0.37	0.39	0.41	0.44
Net realized and unrealized gains (losses) on investments	(0.07)	0.70	0.03	0.84	(0.47)

Total from investment operations	0.19	1.07	0.42	1.25	(0.03)
Distributions to shareholders from
Net investment income	(0.26)	(0.37)	(0.39)	(0.41)	(0.44)
Net realized gains	(0.16)	(0.00)[1]	(0.01)	(0.07)	0.00

Total distributions to shareholders	(0.42)	(0.37)	(0.40)	(0.48)	(0.44)
Net asset value, end of period	$10.00	$10.23	$9.53	$9.51	$8.74
Total return	1.77%	11.42%	4.56%	14.23%	(0.09)%
Ratios to average net assets (annualized)
Gross expenses	0.83%[2]	0.84%[2]	0.86%[2]	0.91%[2]	0.94%[2]
Net expenses	0.78%[2]	0.78%[2]	0.80%[2]	0.80%[2]	0.80%[2]
Net investment income	2.53%	3.64%	4.13%	4.35%	5.12%
Supplemental data
Portfolio turnover rate	54%	63%	69%	84%	152%
Net assets, end of period (000s omitted)	$583,925	$538,857	$334,987	$330,799	$249,015

1.	Amount is less than $0.005.

2.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%
Year ended June 30, 2009	0.06%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Municipal Bond Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest

26	Wells Fargo Advantage Municipal Bond Fund	Notes to financial statements

rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Inverse floating-rate obligations

The Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and by recording the Floating-Rate Notes as a liability in the Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards. At June 30, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(5,924,644)	$5,924,644

Notes to financial statements	Wells Fargo Advantage Municipal Bond Fund	27

At June 30, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates*:

2016*	2017*	2018*	2019*	Long-term**
$17,773,938	$5,924,646	$5,924,646	$130,027	$457,289

*	Losses incurred in taxable years beginning before December 22, 2010.

**	Losses incurred in taxable years which began after December 22, 2010 are carried forward for an unlimited period.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rate generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in Securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Investment companies	$35,188,400	$0	$0	$35,188,400
Municipal obligations	0	3,126,475,575	12,039,313	3,138,514,888
Short-term investments
Investment companies	10,463,009	0	0	10,463,009
	$45,651,409	$3,126,475,575	$12,039,313	$3,184,166,297

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

28	Wells Fargo Advantage Municipal Bond Fund	Notes to financial statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2013, the advisory fee was equivalent to an annual rate of 0.31% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class B shares, 1.50% for Class C shares, 0.60% for Administrator Class shares, 0.48% for Institutional Class shares, and 0.78% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended June 30, 2013, Wells Fargo Funds Distributor, LLC received $123,517 from the sale of Class A shares and $1,000, $1,550, and $3,585 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2013 were $1,652,253,263 and $1,269,712,908, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2013, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2013 the Fund did not have any open futures contracts but had an average notional amount of $23,719,849 in futures contracts during the year ended June 30, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

Notes to financial statements	Wells Fargo Advantage Municipal Bond Fund	29

7. BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2013, the Fund paid $3,883 in commitment fees.

For the year ended June 30, 2013, there were no borrowings by the Fund under the agreement.

During the year ended June 30, 2013, the Fund participated in Inverse Floaters which are accounted for as a secured borrowing. At June 30, 2013, the value of Floating-Rate Notes outstanding and the related collateral were $12,525,000 and $28,345,932, respectively. During the year ended June 30, 2013, the Fund held Floating-Rate Notes that had an average daily balance outstanding of $12,525,000 and incurred interest and fee expense in the amount of $97,554.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	Year ended June 30,
	2013	2012
Ordinary income	$ 0	$4,794,288
Tax-exempt income	79,735,577	90,432,343
Long-term capital gain	48,490,117	626,529

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$15,484,740	$1,115,416	$4,570,587	$41,753,009	($30,210,546)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

30	Wells Fargo Advantage Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including portfolio of investments and the summary portfolio of investments of the Wells Fargo Advantage Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Municipal Bond Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

Other information (unaudited)	Wells Fargo Advantage Municipal Bond Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $48,490,117 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2013.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Municipal Bond Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Municipal Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Municipal Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Municipal Bond Fund	35

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays Municipal Bond Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, in range of, or equal to the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the Fund’s expense Groups for all classes except for the Investor Class and Class A. However, the Board viewed favorably the fact that the net operating expense ratios of the Fund, including for the Investor Class and Class A, were lower than, in range of, or equal to the median net operating expense ratios of the expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

36	Wells Fargo Advantage Municipal Bond Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Municipal Bond Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217885 08-13 A253/AR253 6-13

Wells Fargo Advantage

North Carolina Tax-Free Fund

Annual Report

June 30, 2013

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The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage North Carolina Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage North Carolina Tax-Free Fund for the 12-month period that ended June 30, 2013. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and uncertainty surrounding fiscal policies. Interest rates remained low throughout much of the period but jumped in May and June 2013 in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. Municipal bond returns were positive in the first three quarters of the period but then turned negative in the second quarter of 2013. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade municipal bonds throughout the country, gained 0.24% for the 12-month period that ended June 30, 2013.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. Gross domestic product (GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	3

On the fiscal front, presidential elections in November 2012, fiscal cliff negotiations at year-end, and effects of less federal spending due to sequestration were accompanied by shifts in municipal investor sentiment. For example, with an Obama victory in the November 2012 presidential election, investor demand for municipal bonds surged because of investor expectations that higher taxes would create greater long-term demand for tax-free municipal bonds. However, investor demand waned as fiscal cliff discussions suggested the tax-exempt status of municipal bonds could be eliminated.

Municipal bond yields reflected changes in U.S. Treasury rates.

Similar to Treasury yield changes, municipal yields also were near historic lows most of the period before spiking higher in the second quarter of 2013. Ten-year municipal bond yields hovered near 2.00% for most of the period before jumping to 2.95% at the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

4	Wells Fargo Advantage North Carolina Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and North Carolina individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ENCMX)	1-11-1993	(4.04)	3.55	2.77	0.51	4.51	3.24	0.90	0.85
Class C (ENCCX)	3-27-2002	(1.24)	3.73	2.49	(0.24)	3.73	2.49	1.65	1.60
Institutional Class (ENCYX)	2-28-1994	–	–	–	0.82	4.81	3.54	0.57	0.54
Barclays Municipal Bond Index[4]	–	–	–	–	0.24	5.33	4.42	–	–
Barclays North Carolina Municipal Bond Index[5]	–	–	–	–	(0.27)	5.09	4.34	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to North Carolina municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2013

1.	Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen North Carolina Municipal Bond Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through October 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The Barclays North Carolina Municipal Bond Index is the North Carolina component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays North Carolina Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage North Carolina Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed both of its benchmarks, the Barclays Municipal Bond Index and the Barclays North Carolina Municipal Bond Index, for the 12-month period that ended June 30, 2013. As interest rates rose, the Fund’s defensive positioning was a major contributor to outperformance.

■	Short duration and a focus on higher-coupon, fixed-rate bonds helped performance as interest rates rose. Credit positioning also aided performance; the Fund was overweight in lower-rated investment-grade bonds and underweight in the lesser-performing AAA-rated bonds. Sector allocation that favored essential-service revenue bonds relative to general-obligation bonds and prerefunded bonds contributed to performance.

■	Yield-curve positioning was a minor drag on performance because an underweight in the long end of the yield curve proved to be suboptimal.

Credit quality[7] as of June 30, 2013

Duration was a positive contributor to performance, but curve positioning was a slight drag.

We began the period with duration neutral to the Barclays North Carolina Municipal Bond Index. With both U.S. Treasury and municipal yields near record lows, we believed rates were biased higher, and we began to shorten duration. We sold into strength, and by the end of period, duration stood at 89% of the benchmark. Our selling focused on the long end of the yield curve, which we believed was the most vulnerable. Technical factors worked against us in this regard when supply on the long end plummeted and record flows into bond mutual funds created a supply/demand imbalance. Selling longer-term bonds accomplished our duration objectives but was suboptimal from a curve perspective considering the long end outperformed.

Effective maturity[8] distribution as of June 30, 2013

The Fund’s credit positioning was a positive contributor to performance.

With ultralow municipal yields, demand for lower-rated and nonrated credits was strong. Consequently the Fund’s overweight in BBB-rated bonds was positive, as this rating category outperformed. The Fund’s underweight in AAA-rated bonds, which underperformed, also contributed positively to performance. We plan to maintain the Fund’s current credit positioning because we believe improving municipal credit quality is likely to result in spread narrowing.

Fundamental municipal credit quality continued to improve throughout the year. Negative press regarding a handful of troubled credits (the cities of Stockton, California, and San Bernardino, California, filed for bankruptcy and Detroit teetered on the edge) helped maintain the public perception of widespread credit deterioration. However, this is atypical for municipal credits, and defaults remain extremely rare. Most state and local governments acted responsibly and made difficult, but fiscally prudent, decisions in the tough economic environment of the past few years. Although growth remains slow, we believe the financial position of the vast majority of municipalities has improved and is continuing to do so. Despite this, some municipalities will fare better than others, further underscoring the importance of fundamental credit analysis and individual security selection as part of the investment process.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	7

North Carolina is faring better than most states.

The state of North Carolina’s AAA rating is supported, in our view, by strong management practices, a moderate debt burden, and a pension system that is one of the strongest in the nation. The executive branch has strong powers: the governor serves as the director of budget, which allows for quick action when needed to balance operations. Pension concerns appear minimal, with a funding ratio of 94%, and a constitutional provision limits total debt to two-thirds of the amount paid down during the past biennium. The state’s total debt burden is moderate at $820 per capita and 2.3% of personal income. The economy has slowly shifted away from manufacturing toward services, and we believe it is positioned well for an economic recovery, even though the state’s 9.1% unemployment rate is higher than the national average.

The portfolio is positioned for higher rates and improving credit trends.

The last few weeks of June 2013 saw a sharp increase in interest rates as the market began to grapple with the potential for a sooner-than-expected tapering of the Federal Reserve’s (Fed’s) quantitative easing policy. Such dramatic yield changes tend to be transitory as the market overshoots. While we believe that interest rates are headed higher over the longer term, we could see a near-term rally as the overshoot is corrected.

With the economy appearing to improve and the Fed appearing set to taper quantitative easing, one could argue that rates are biased higher. However, higher mortgage rates associated with tapering have the potential to derail the housing recovery, which would constrain growth. In addition, the full effects of sequestration and the Affordable Care Act have yet to be felt. Consequently, there are compelling forces that may keep rates low for an extended period. We expect to remain defensively positioned with an overweight to bonds rated BBB and A, an overweight in premium coupon bonds trading to short calls, and maturities structured to benefit from a curve-flattening environment.

8	Wells Fargo Advantage North Carolina Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$975.50	$4.16	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$971.87	$7.82	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Institutional Class
Actual	$1,000.00	$977.00	$2.65	0.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2013	Wells Fargo Advantage North Carolina Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 96.05%

Guam: 3.41%
Guam Government Business Privilege Tax Series A (Tax Revenue)	5.00%	1-1-2031	$1,000,000	$1,040,760
Guam Government Hotel Occupancy Series A (Tax Revenue)	6.00	11-1-2026	2,000,000	2,208,280
Guam Power Authority Series A (Utilities Revenue)	5.00	10-1-2034	1,000,000	1,017,730

				4,266,770

North Carolina: 81.41%
New Hanover County NC Series A-1 (Health Revenue, AGM Insured, Bank of America NA SPA) ø	0.32	10-1-2023	3,000,000	3,000,000
Cape Fear NC Public Utility Authority (Water & Sewer Revenue)	5.00	8-1-2035	3,000,000	3,160,950
Charlotte NC Airport Series A (Airport Revenue)	5.50	7-1-2034	2,500,000	2,743,225
Charlotte NC AMT Series B (Airport Revenue)	5.00	7-1-2020	1,480,000	1,682,893
Charlotte NC AMT Series B (Airport Revenue)	5.50	7-1-2024	810,000	896,395
Charlotte NC Certifications Partner Series E (Miscellaneous Revenue)	5.00	6-1-2023	3,650,000	4,026,498
Charlotte NC COP Series A (Miscellaneous Revenue)	5.00	12-1-2026	1,160,000	1,262,358
Charlotte NC Douglas Airport Series A (Airport Revenue)	5.00	7-1-2025	1,645,000	1,831,230
Charlotte-Mecklenburg NC Hospital Authority (Health Revenue)	5.00	1-15-2027	1,885,000	2,007,808
Columbus County NC Industrial Facilities & Pollution Control Financing Authority Series A (IDR)	5.85	12-1-2020	3,450,000	3,453,347
Cumberland County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	12-1-2019	1,185,000	1,381,663
Cumberland County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	11-1-2025	1,000,000	1,136,810
Cumberland County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	11-1-2026	1,000,000	1,127,810
Dare County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	6-1-2021	850,000	986,774
Dare County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	6-1-2022	610,000	703,873
Dare County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	6-1-2023	270,000	307,884
Fayetteville NC Public Work Commission Series B (Utilities Revenue)	5.00	3-1-2023	600,000	687,954
Forsyth County NC Public Facilities & Equipment Project (Miscellaneous Revenue)	5.00	10-1-2017	2,745,000	3,030,096
Johnston NC Memorial Hospital Authority (Health Revenue, AGM/FHA Insured)	5.25	10-1-2036	2,000,000	2,128,040
Mecklenburg County NC Public Facilities Corporation (Miscellaneous Revenue)	5.00	3-1-2022	1,035,000	1,181,691
New Hanover County NC New Hanover Regional Medical Center (Health Revenue)	5.00	10-1-2028	3,000,000	3,172,260
New Hanover County NC New Hanover Regional Medical Center (Health Revenue, AGM Insured)	5.13	10-1-2031	1,800,000	1,863,630
North Carolina Capital Improvement Limited Series A (Miscellaneous Revenue)	5.00	5-1-2026	3,000,000	3,309,450
North Carolina Education Care Community Health Care Facilities University Health Systems of Eastern Carolina Series 2008 B-1 (Health Revenue, Branch Banking & Trust LOC) ø	0.06	12-1-2036	940,000	940,000
North Carolina Grant Anticipation Capital Improvement (Miscellaneous Revenue) ±	4.00	3-1-2023	2,000,000	2,151,700
North Carolina Grant Anticipation Department of State Treasury (Miscellaneous Revenue)	5.00	3-1-2021	1,700,000	1,959,964
North Carolina HFA Series 25-A (Housing Revenue) ±	4.65	7-1-2021	2,625,000	2,795,021
North Carolina HFA Series B (Housing Revenue)	4.25	1-1-2028	4,865,000	5,060,135
North Carolina Medical Care Commission Baptist Hospital Project (Health Revenue)	5.25	6-1-2029	2,000,000	2,122,520
North Carolina Medical Care Commission Healthcare Facilities University Health System Series D (Health Revenue)	6.25	12-1-2033	1,500,000	1,692,945
North Carolina Medical Care Commission Health System (Health Revenue)	5.00	11-15-2026	1,000,000	1,062,940
North Carolina Medical Care Commission Healthcare Facilities (Health Revenue, JPMorgan Chase & Company SPA) ø	0.11	11-1-2034	4,000,000	4,000,000
North Carolina Medical Care Commission Healthcare Facilities (Health Revenue)	5.00	1-1-2018	500,000	579,090

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage North Carolina Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

North Carolina (continued)
North Carolina Medical Care Commission Hugh Chatam Memorial Hospital Project (Health Revenue, Radian Insured)	5.50%	10-1-2020	$1,095,000	$1,098,318
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue)	5.40	10-1-2027	1,000,000	1,012,410
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue)	5.50	10-1-2031	2,000,000	2,021,780
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue)	5.60	10-1-2036	1,500,000	1,514,505
North Carolina Medical Care Commission Southeastern Regional Medical Center (Health Revenue)	5.00	6-1-2026	385,000	412,851
North Carolina Medical Care Commission Southeastern Regional Medical Center (Health Revenue)	5.00	6-1-2032	500,000	521,180
North Carolina Medical Care Commission Stanley Memorial Hospital Project (Health Revenue)	5.00	7-1-2033	1,000,000	977,740
North Carolina Medical Care Commission Stanley Memorial Hospital Project (Health Revenue, Ambac Insured)	5.38	10-1-2014	1,700,000	1,704,386
North Carolina Medical Care Commission Wake Forest Baptist (Health Revenue)	5.00	12-1-2022	1,925,000	2,226,436
North Carolina Municipal Power Agency #1 Catawba Nuclear Power Project Series A (Utilities Revenue)	5.00	1-1-2021	2,720,000	3,115,542
North Carolina Municipal Power Agency #1 Catawba Nuclear Power Project Series A (Utilities Revenue)	5.00	1-1-2030	1,550,000	1,644,023
North Carolina Port Authority Series B (Airport Revenue)	5.00	2-1-2025	3,540,000	3,831,448
North Carolina Raleigh Durham Airport Authority Series B-1 (Airport Revenue)	5.00	11-1-2028	1,500,000	1,624,005
Onslow County NC Limited Obligation Series A (Miscellaneous Revenue)	4.00	6-1-2022	1,000,000	1,075,360
Orange County NC Public Facilities Company Limited Obligation (Miscellaneous Revenue)	5.00	10-1-2026	1,000,000	1,099,570
Raleigh Durham NC Airport Series C (Airport Revenue, U.S. Bank NA LOC) ø	0.07	5-1-2036	1,950,000	1,950,000
Raleigh NC Enterprise System Series A (Water & Sewer Revenue)	5.00	3-1-2036	1,835,000	2,040,630
Raleigh NC Enterprise System Series A (Water & Sewer Revenue)	5.00	3-1-2036	2,465,000	2,630,130
University of North Carolina Wilmington Student Housing Project COP (Miscellaneous Revenue, National/FGIC Insured)	5.00	6-1-2022	1,000,000	1,048,740
Wilmington NC COP (Miscellaneous Revenue)	5.00	6-1-2029	2,580,000	2,737,535

				101,733,543

Puerto Rico: 3.30%
Puerto Rico Highway Transportation (Tax Revenue, AGM Insured)	4.95	7-1-2026	1,765,000	1,749,980
Puerto Rico Industrial Tourist Educational Refunding University Sacred Heart (Education Revenue)	4.00	10-1-2025	955,000	864,122
Puerto Rico Municipal Finance Agency Series A (Miscellaneous Revenue, AGM Insured)	5.25	8-1-2014	1,500,000	1,504,800

				4,118,902

Tennessee: 2.55%
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2026	1,020,000	1,074,570
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2021	2,000,000	2,109,700

				3,184,270

Virgin Islands: 5.38%
Virgin Islands PFA (Miscellaneous Revenue)	6.75	10-1-2019	3,500,000	3,927,105
Virgin Islands PFA Matching Fund Loan Senior Lien Series A (Miscellaneous Revenue)	6.75	10-1-2037	2,500,000	2,801,448

				6,728,553

Total Municipal Obligations (Cost $115,152,246)				120,032,038

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage North Carolina Tax-Free Fund	11

Security name	Yield	Shares	Value

Short-Term Investments: 2.93%

Investment Companies: 2.93%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01%	3,660,984	$3,660,984

Total Short-Term Investments (Cost $3,660,984)			3,660,984

Total investments in securities (Cost $118,813,230) *	98.98%	123,693,022
Other assets and liabilities, net	1.02	1,276,152

Total net assets	100.00%	$124,969,174

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $118,813,230 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,524,565
Gross unrealized depreciation	(644,773)

Net unrealized appreciation	$4,879,792

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage North Carolina Tax-Free Fund	Statement of assets and liabilities—June 30, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$120,032,038
In affiliated securities, at value (see cost below)	3,660,984

Total investments, at value (see cost below)	123,693,022
Receivable for investments sold	195,000
Receivable for Fund shares sold	810
Receivable for interest	1,510,810
Prepaid expenses and other assets	29,337

Total assets	125,428,979

Liabilities
Dividends payable	183,171
Payable for Fund shares redeemed	147,234
Advisory fee payable	29,407
Distribution fees payable	3,258
Due to other related parties	16,848
Professional fees payable	33,728
Accrued expenses and other liabilities	46,159

Total liabilities	459,805

Total net assets	$124,969,174

NET ASSETS CONSIST OF
Paid-in capital	$130,864,352
Overdistributed net investment income	(59,449)
Accumulated net realized losses on investments	(10,715,521)
Net unrealized gains on investments	4,879,792

Total net assets	$124,969,174

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$41,878,702
Shares outstanding – Class A	4,154,777
Net asset value per share – Class A	$10.08
Maximum offering price per share – Class A2	$10.55
Net assets – Class C	$5,164,176
Shares outstanding – Class C	512,270
Net asset value per share – Class C	$10.08
Net assets – Institutional Class	$77,926,296
Shares outstanding – Institutional Class	7,730,625
Net asset value per share – Institutional Class	$10.08

Investments in unaffiliated securities, at cost	$115,152,246

Investments in affiliated securities, at cost	$3,660,984

Total investments, at cost	$118,813,230

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2013	Wells Fargo Advantage North Carolina Tax-Free Fund	13

Investment income
Interest	$5,203,413
Income from affiliated securities	1,158

Total investment income	5,204,571

Expenses
Advisory fee	465,911
Administration fees
Fund level	66,559
Class A	70,613
Class C	8,716
Institutional Class	66,829
Shareholder servicing fees
Class A	110,334
Class C	13,619
Distribution fees
Class C	40,858
Custody and accounting fees	10,994
Professional fees	41,969
Registration fees	25,220
Shareholder report expenses	25,202
Trustees’ fees and expenses	19,732
Other fees and expenses	6,829

Total expenses	973,385
Less: Fee waivers and/or expense reimbursements	(59,992)

Net expenses	913,393

Net investment income	4,291,178

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	1,282,665
Net change in unrealized gains (losses) on investments	(4,370,018)

Net realized and unrealized gains (losses) on investments	(3,087,353)

Net increase in net assets resulting from operations	$1,203,825

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage North Carolina Tax-Free Fund	Statement of changes in net assets

	Year ended June 30, 2013		Year ended June 30, 2012

Operations
Net investment income		$4,291,178		$5,230,205
Net realized gains on investments		1,282,665		4,552,615
Net change in unrealized gains (losses) on investments		(4,370,018)		4,819,736

Net increase in net assets resulting from operations		1,203,825		14,602,556

Distributions to shareholders from
Net investment income
Class A		(1,350,775)		(1,523,943)
Class C		(125,879)		(145,790)
Institutional Class		(2,814,564)		(3,560,540)

Total distributions to shareholders		(4,291,218)		(5,230,273)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	319,040	3,353,030	119,756	1,221,218
Class C	65,488	688,067	62,835	645,567
Institutional Class	645,930	6,774,062	448,343	4,548,643

		10,815,159		6,415,428

Reinvestment of distributions
Class A	111,583	1,168,157	104,987	1,063,119
Class C	10,981	114,998	11,581	117,182
Institutional Class	35,030	366,702	39,142	396,020

		1,649,857		1,576,321

Payment for shares redeemed
Class A	(540,623)	(5,638,183)	(896,654)	(9,016,415)
Class C	(98,421)	(1,027,340)	(136,120)	(1,379,397)
Institutional Class	(1,699,337)	(17,786,772)	(2,853,173)	(28,639,565)

		(24,452,295)		(39,035,377)

Net decrease in net assets resulting from capital share transactions		(11,987,279)		(31,043,628)

Total decrease in net assets		(15,074,672)		(21,671,345)

Net assets
Beginning of period		140,043,846		161,715,191

End of period		$124,969,174		$140,043,846

Overdistributed net investment income		$(59,449)		$(59,409)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage North Carolina Tax-Free Fund	15

(For a share outstanding throughout each period)

	Year ended June 30			Year ended August 31
CLASS A	2013	2012	2011[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$10.34	$9.71	$10.12	$9.64	$9.80	$10.00
Net investment income	0.32	0.34	0.30	0.39 [3]	0.39	0.39
Net realized and unrealized gains (losses) on investments	(0.26)	0.63	(0.41)	0.49	(0.15)	(0.20)

Total from investment operations	0.06	0.97	(0.11)	0.88	0.24	0.19
Distributions to shareholders from
Net investment income	(0.32)	(0.34)	(0.30)	(0.40)	(0.40)	(0.39)
Net asset value, end of period	$10.08	$10.34	$9.71	$10.12	$9.64	$9.80
Total return[4]	0.51%	10.09%	(1.05)%	9.38%	2.63%	1.90%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.90%	0.91%	0.90%	0.87%	0.92%[5]
Net expenses	0.85%	0.85%	0.85%	0.88%	0.87%	0.89%[5]
Net investment income	3.06%	3.34%	3.72%	4.03%	4.22%	3.88%
Supplemental data
Portfolio turnover rate	15%	48%	44%	63%	48%	78%
Net assets, end of period (000s omitted)	$41,879	$44,082	$47,954	$56,508	$51,028	$54,680

1.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen North Carolina Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to inverse floating-rate obligations of 0.05%.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage North Carolina Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30			Year ended August 31
CLASS C	2013	2012	2011[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$10.34	$9.71	$10.12	$9.64	$9.80	$10.00
Net investment income	0.24	0.26	0.24	0.32 [3]	0.32	0.31
Net realized and unrealized gains (losses) on investments	(0.26)	0.63	(0.41)	0.49	(0.15)	(0.20)

Total from investment operations	(0.02)	0.89	(0.17)	0.81	0.17	0.11
Distributions to shareholders from
Net investment income	(0.24)	(0.26)	(0.24)	(0.33)	(0.33)	(0.31)
Net asset value, end of period	$10.08	$10.34	$9.71	$10.12	$9.64	$9.80
Total return[4]	(0.24)%	9.27%	(1.66)%	8.57%	1.87%	1.13%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.65%	1.66%	1.65%	1.62%	1.64%[5]
Net expenses	1.60%	1.60%	1.60%	1.63%	1.62%	1.64%[5]
Net investment income	2.31%	2.59%	2.96%	3.26%	3.47%	3.12%
Supplemental data
Portfolio turnover rate	15%	48%	44%	63%	48%	78%
Net assets, end of period (000s omitted)	$5,164	$5,523	$5,789	$7,671	$4,805	$5,239

1.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen North Carolina Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to inverse floating-rate obligations of 0.05%.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage North Carolina Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30			Year ended August 31
INSTITUTIONAL CLASS	2013	2012	2011[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	10.34	$9.71	$10.12	$9.64	$9.80	$10.00
Net investment income	0.35	0.37	0.32	0.42 [3]	0.42	0.41
Net realized and unrealized gains (losses) on investments	(0.26)	0.63	(0.41)	0.49	(0.16)	(0.20)

Total from investment operations	0.09	1.00	(0.09)	0.91	0.26	0.21
Distributions to shareholders from
Net investment income	(0.35)	(0.37)	(0.32)	(0.43)	(0.42)	(0.41)
Net asset value, end of period	$10.08	$10.34	$9.71	$10.12	$9.64	$9.80
Total return[4]	0.82%	10.43%	(0.79)%	9.66%	2.89%	2.15%
Ratios to average net assets (annualized)
Gross expenses	0.58%	0.57%	0.58%	0.64%	0.62%	0.64%[5]
Net expenses	0.54%	0.54%	0.54%	0.63%	0.62%	0.64%[5]
Net investment income	3.37%	3.65%	4.02%	4.29%	4.47%	4.12%
Supplemental data
Portfolio turnover rate	15%	48%	44%	63%	48%	78%
Net assets, end of period (000s omitted)	$77,926	$90,439	$107,972	$150,184	$153,115	$275,112

1.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen North Carolina Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to inverse floating-rate obligations of 0.05%.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage North Carolina Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage North Carolina Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Notes to financial statements	Wells Fargo Advantage North Carolina Tax-Free Fund	19

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2013, the Fund had pre-enactment capital loss carryforwards incurred in taxable years beginning before December 22, 2010, which are available to offset future net realized capital gains, in the amount of $10,715,522 with $7,092,084 expiring in 2017 and $3,623,438 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

20	Wells Fargo Advantage North Carolina Tax-Free Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Municipal obligations	$0	$120,032,038	$0	$120,032,038

Short-term investments
Investment companies	3,660,984	0	0	3,660,984
	$3,660,984	$120,032,038	$0	$123,693,022

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2013, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Institutional Class	0.08

Notes to financial statements	Wells Fargo Advantage North Carolina Tax-Free Fund	21

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, and 0.54% for Institutional Class shares

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended June 30, 2013, Wells Fargo Funds Distributor, LLC received $3,166 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2013 were $18,817,096 and $37,427,243, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2013, the Fund paid $178 in commitment fees.

For the year ended June 30, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	Year ended June 30,
	2013	2012
Ordinary income	$92,857	$103,752
Tax-exempt income	4,198,361	5,126,521

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$143,662	4,879,792	$(10,715,522)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

22	Wells Fargo Advantage North Carolina Tax-Free Fund	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage North Carolina Tax-Free Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage North Carolina Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from September 1, 2010 to June 30, 2011, and each of the years in the three-year period ended August 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage North Carolina Tax-Free Fund as of June 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

24	Wells Fargo Advantage North Carolina Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended June 30, 2013, $92,857 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 97.85% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

26	Wells Fargo Advantage North Carolina Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	27

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage North Carolina Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

28	Wells Fargo Advantage North Carolina Tax-Free Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was in range of its benchmark, the Barclays Municipal Bond Index, for the one- and three-year periods under review, but lower than its benchmark for the five- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the five- and ten-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board noted the more recent positive performance of the Fund since the new management team took over the responsibilities for the Fund in July of 2009. The Board noted the positive short term performance of the Fund relative to the benchmark since the management team change and was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Other information (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	29

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

30	Wells Fargo Advantage North Carolina Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217886 08-13 A254/AR254 6-13

Wells Fargo Advantage

Pennsylvania Tax-Free Fund

Annual Report

June 30, 2013

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The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Pennsylvania Tax-Free Fund for the 12-month period that ended June 30, 2013. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and uncertainty surrounding fiscal policies. Interest rates remained low throughout much of the period but jumped in May and June 2013 in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. Municipal bond returns were positive in the first three quarters of the period but then turned negative in the second quarter of 2013. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade municipal bonds throughout the country, gained 0.24% for the 12-month period that ended June 30, 2013.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. Gross domestic product (GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	3

On the fiscal front, presidential elections in November 2012, fiscal cliff negotiations at year-end, and effects of less federal spending due to sequestration were accompanied by shifts in municipal investor sentiment. For example, with an Obama victory in the November 2012 presidential election, investor demand for municipal bonds surged because of investor expectations that higher taxes would create greater long-term demand for tax-free municipal bonds. However, investor demand waned as fiscal cliff discussions suggested the tax-exempt status of municipal bonds could be eliminated.

Municipal bond yields reflected changes in U.S. Treasury rates.

Similar to Treasury yield changes, municipal yields also were near historic lows most of the period before spiking higher in the second quarter of 2013. Ten-year municipal bond yields hovered near 2.00% for most of the period before jumping to 2.95% at the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

4	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKVAX)	12-27-1990	(3.53)	4.29	3.42	1.02	5.26	3.89	0.88	0.74
Class B (EKVBX)*	2-1-1993	(4.61)	4.14	3.38	0.26	4.48	3.38	1.63	1.49
Class C (EKVCX)	2-1-1993	(0.73)	4.47	3.15	0.27	4.47	3.15	1.63	1.49
Institutional Class (EKVYX)	11-24-1997	–	–	–	1.28	5.52	4.17	0.55	0.49
Barclays Municipal Bond Index[4]	–	–	–	–	0.24	5.33	4.42	–	–
Barclays Pennsylvania Municipal Bond Index[5]	–	–	–	–	0.65	5.45	4.48	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Pennsylvania municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2013

1.	Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Pennsylvania Municipal Bond Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through October 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The Barclays Pennsylvania Municipal Bond Index is the Pennsylvania component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Pennsylvania Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed both its benchmark, the Barclays Pennsylvania Municipal Bond Index (the benchmark), and the Barclays Municipal Bond Index for the 12-month period that ended June 30, 2013.

■	Positive contributors to performance included an overweight in A- and BBB-rated bonds because lower-rated investment-grade bonds outperformed and had higher levels of income. An overweight in essential-service revenue bonds relative to general-obligation (GO) bonds and prerefunded bonds also helped results. Curve positioning was a slight detractor because the Fund was positioned to benefit if the curve flattened.

■	With the expectation that interest rates were biased to increase, we focused on defensively structured bonds that we believed would outperform in a rising rate environment.

Yields were near record lows but spiked in the second quarter of 2013.

The 10-year Treasury bond traded in a volatile range between 1.39% and 2.60% during the period. Municipal yields were also volatile. In addition to being influenced by Treasury movements, the positive factors of low new-issue supply and increased demand from mutual fund inflows competed with negative factors such as headlines about municipal bankruptcies and potential changes to the tax-exempt status of municipal bonds. The low interest-rate environment forced many investors to reach for yield and, as a result, strong technical factors overwhelmed fundamentals.

Sharply higher interest rates, resulting from investor expectations for the Federal Reserve (Fed) to taper its quantitative easing program, caused mutual fund outflows to accelerate in the second quarter of 2013. Many mutual funds were forced to raise cash and make distressed sales.

Credit quality[7] as of June 30, 2013

Intra-period volatility created opportunities to reposition the Fund.

We tactically moved the Fund’s duration positioning throughout the year to take advantage of seasonal and supply/demand patterns in the market but kept overall duration short. The Fund was positioned to benefit from a steep yield curve. Because the spread between the two-year municipal note yield and the 10-year municipal bond yield was wider than the historical average, we were positioned for the difference between short-term and long-term yields to narrow. We also positioned bonds in the steepest parts of the yield curve in order to benefit from rolling down the curve, meaning the natural decline in a bond’s yield (increase in price) as its maturity shortens. We believe the next cyclical move will be a bear flattener, in for short-term yields to rise more than long-term yields, and therefore we believe the Fund remains positioned to benefit from such a move.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	7

Effective maturity[8] distribution as of June 30, 2013

We began the period overweight in municipal A- and BBB-rated bonds. As investors reached for yield, credit spreads tightened and we used this opportunity to sell into strength and reduce the magnitude of the overweight position. Despite the reduction, we purposefully remained overweight in credit believing that as the economy improves there will be further opportunity for spread tightening and outperformance of lower-rated securities.

We believe Pennsylvania is stable at a AA credit-rating level.

The Commonwealth of Pennsylvania is anchored by a diversified economy with stable health care and education sectors. Its growing natural gas sector is also contributing to the economy. Fiscal year 2014 is projected to have approximately 2% of expenditures in available reserves with a moderate debt position. Pennsylvania has recovered from the recession better than the national average, but growth projections of 1.2% are expected to lag the national recovery through 2016. Unemployment was 8.2% in January 2013, above the national average of 7.9%. Debt measures are moderate but are trending up at $1,439 per capita and 3.3% of personal income. Pension funding levels have trended down to 67.8% in 2011 from 97.0% in 2007, and other postemployment benefit liabilities are elevated at $15 billion. Pennsylvania is rated Aa2/AA/AA+ by Moody’s, Standard & Poor’s, and Fitch, respectively.

Going forward, we expect to continue a defensive posture in the Fund.

With the economy seeming to improve and the Fed appearing set to taper quantitative easing, one could argue that rates are biased higher. However, higher mortgage rates associated with the tapering of the Fed’s quantitative easing program have the potential to derail the housing recovery, which would constrain growth. In addition, the full effects of sequestration and the Affordable Care Act have yet to be felt. Consequently, there are compelling forces that may keep rates low for an extended period.

We expect to remain defensively positioned with an overweight in BBB- and A-rated bonds, an overweight in premium coupon bonds trading to short calls, and maturities structured to benefit from a curve-flattening environment. We believe this portfolio structure should outperform in either an unchanged or rising rate environment.

Please see footnotes on page 5.

8	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$977.45	$3.63	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Class B
Actual	$1,000.00	$973.68	$7.29	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Class C
Actual	$1,000.00	$973.75	$7.29	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Institutional Class
Actual	$1,000.00	$978.67	$2.40	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Pennsylvania Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.49%

Florida: 0.50%
Jacksonville FL Economic Development AMT Metropolitan Parking Solutions Project (IDR, ACA Insured)	5.50%	10-1-2030	$1,000,000	$1,014,950

Guam: 0.75%
Guam Power Authority Series A (Utilities Revenue)	5.00	10-1-2034	1,500,000	1,526,595

Ohio: 0.99%
Ohio Water Development Authority Loan Fund Notes Series 2012-13 (Water & Sewer Revenue) ±	0.46	7-15-2035	2,000,000	2,000,200

Pennsylvania: 91.78%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A (Health Revenue)	5.00	9-1-2018	1,000,000	1,155,270
Allegheny County PA Port Authority Refunding Transportation (Tax Revenue)	5.75	3-1-2029	3,000,000	3,325,020
Allegheny County PA Sanitation Authority (Water & Sewer Revenue, AGM Insured)	5.00	6-1-2030	1,880,000	1,991,014
Allegheny County PA Series C-65 (GO)	5.50	5-1-2024	4,675,000	5,258,908
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series A-3 (Health Revenue)	5.25	11-1-2024	225,000	252,137
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue) ±	1.56	11-1-2039	2,000,000	2,050,520
Bethlehem PA Water Authority (Water & Sewer Revenue, AGM Insured)	5.00	11-15-2016	1,500,000	1,563,975
Bucks County PA IDA Lane Charter School Project Series A (Education Revenue) 144A	4.88	3-15-2027	1,700,000	1,665,745
Butler County PA General Authority South Park School District Project (Miscellaneous Revenue, AGM Insured, PNC Bank NA SPA) ø	0.30	8-1-2027	2,000,000	2,000,000
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	5.65	12-15-2017	595,000	620,966
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	6.25	12-15-2027	2,370,000	2,440,389
Chester County PA IDA Collegium Charter School Project (Education Revenue)	5.00	10-15-2022	1,695,000	1,632,624
Chester County PA IDA Renaissance Academy Project Series A (Education Revenue)	5.63	10-1-2015	1,245,000	1,245,012
Chester County PA IDA University Student Housing LLC Project Series A (Housing Revenue)	5.00	8-1-2030	555,000	548,068
Cumberland County PA Municipal Authority Diakon Lutheran Ministries Project (Health Revenue)	5.00	1-1-2036	5,000,000	4,966,600
Cumberland County PA Municipal Authority Dickinson College Series HH1 (Education Revenue)	5.00	11-1-2039	1,200,000	1,252,212
Dauphin County PA (GO, Syncora Guarantee Incorporated Insured)	5.00	11-15-2022	1,000,000	1,089,700
Dauphin County PA General Authority Office & Parking Riverfront Office Project (Miscellaneous Revenue)	6.00	1-1-2025	3,505,000	3,507,909
Delaware County PA IDA Chester Community Charter School Series A (Education Revenue)	5.00	8-15-2020	1,795,000	1,715,015
Delaware Valley PA Regional Finance Authority Series B (Miscellaneous Revenue, Ambac Insured)	5.60	7-1-2017	2,000,000	2,234,720
Delaware Valley PA Regional Financial Authority Local Government Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	4,390,000	4,663,585
General Authority of South Central Pennsylvania Association of Independent Colleges & Universities (Education Revenue)	6.00	11-1-2031	2,500,000	2,792,550
Harrisburg PA Authority Resource Recovery Facility Series D1 (Resource Recovery Revenue, AGM Insured) ±	5.25	12-1-2033	1,500,000	1,500,930
Lebanon County PA Health Facilities Authority Pleasant View Retirement Series A (Health Revenue)	5.00	12-15-2014	1,130,000	1,161,132
Lebanon County PA Health Facilities Authority Pleasant View Retirement Series A (Health Revenue)	5.00	12-15-2015	1,085,000	1,110,671

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Lehigh County PA General Purpose Authority Lehigh Valley Hospital Incorporated Series A (Health Revenue, National/FHA Insured)	7.00%	7-1-2016	$1,215,000	$1,315,869
Lycoming County PA College Authority (Education Revenue)	5.50	7-1-2026	3,000,000	3,330,720
McKeesport PA Municipal Authority (Water & Sewer Revenue, AGM Insured)	5.50	12-15-2027	2,405,000	2,680,252
Monroe County PA Hospital Authority Pocono Medical Center Series A (Health Revenue)	5.00	1-1-2027	1,460,000	1,511,129
Monroe County PA Hospital Authority Pocono Medical Center Series A (Health Revenue)	5.00	1-1-2032	880,000	892,170
Monroeville PA Finance Authority (Health Revenue)	5.00	2-15-2042	1,500,000	1,510,845
Montgomery County PA HEFA Arcadia University (Education Revenue, Radian Insured)	5.00	4-1-2027	3,760,000	3,806,060
Montgomery County PA Higher Education & Health Authority Abington Memorial Hospital Project (Health Revenue)	5.00	6-1-2031	2,000,000	2,078,740
Montgomery County PA IDA Acts Retirement Community Series B (Health Revenue)	5.00	11-15-2022	6,000,000	6,264,660
Montgomery County PA IDA New Regional Medical Center Project (Health Revenue, FHA Insured)	5.00	8-1-2020	985,000	1,120,477
Montgomery County PA IDA Jefferson Health System Series A (Health Revenue)	4.00	10-1-2021	700,000	745,038
Montgomery County PA IDA Jefferson Health System Series A (Health Revenue)	5.00	10-1-2027	3,500,000	3,753,575
Northampton County PA Refunding Series B (GO)	5.00	10-1-2030	1,000,000	1,094,500
Northampton County PA St. Luke’s Hospital of Bethlehem Series A (Health Revenue)	5.00	8-15-2033	1,500,000	1,481,175
Octorara PA School District (GO, AGM Insured)	4.25	6-1-2023	2,105,000	2,254,918
Pennsylvania EDFA Dr. Gertrude A. Barber Center (Health Revenue, Radian Insured)	5.90	12-1-2030	1,000,000	1,000,430
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project (Resource Recovery Revenue)	5.13	12-1-2015	850,000	841,509
Pennsylvania Financing Authority Pennsylvania Hills Project Series B (Miscellaneous Revenue, National/FGIC Insured) ¤	0.00	12-1-2022	1,200,000	790,116
Pennsylvania Financing Authority Pennsylvania Hills Project Series B (Miscellaneous Revenue, National/FGIC Insured) ¤	0.00	12-1-2023	3,790,000	2,332,139
Pennsylvania HEFAR Allegheny Delaware Valley Obligation Series B (Health Revenue, National Insured)	5.88	11-15-2021	1,130,000	1,130,339
Pennsylvania HEFAR Association of Independent Colleges & University Series FF2 (Education Revenue, Radian Insured)	5.00	12-15-2024	3,070,000	3,160,135
Pennsylvania HEFAR La Salle University Series A (Education Revenue)	5.25	5-1-2027	5,250,000	5,402,040
Pennsylvania HEFAR Shippensburg University Project (Education Revenue)	5.00	10-1-2020	1,460,000	1,534,197
Pennsylvania HEFAR Shippensburg University Project (Education Revenue)	6.00	10-1-2031	3,000,000	3,167,430
Pennsylvania HEFAR Temple University First Series (Education Revenue)	5.00	4-1-2032	1,500,000	1,588,215
Pennsylvania HEFAR Thomas Jefferson University Project (Education Revenue)	5.00	3-1-2030	500,000	529,775
Pennsylvania HEFAR Thomas Jefferson University Project (Education Revenue)	5.00	3-1-2032	500,000	525,500
Pennsylvania HEFAR Widener University (Education Revenue)	5.25	7-15-2024	2,000,000	2,005,980
Pennsylvania HEFAR Widener University (Education Revenue)	5.40	7-15-2036	4,590,000	4,603,862
Pennsylvania HEFAR Refunding Drexel University (Education Revenue)	5.00	5-1-2030	500,000	532,605
Pennsylvania HEFAR Refunding Drexel University (Education Revenue)	5.00	5-1-2031	625,000	663,275
Pennsylvania HEFAR Refunding Drexel University (Education Revenue)	5.00	5-1-2032	500,000	527,455
Pennsylvania Housing Finance Agency SFMR Series 106-B (Housing Revenue)	4.50	10-1-2024	5,010,000	5,203,386
Pennsylvania Housing Finance Agency SFMR Series 108-B (Housing Revenue)	4.50	10-1-2024	1,825,000	1,890,572
Pennsylvania Housing Finance Agency SFMR Series 112 (Housing Revenue)	5.00	4-1-2028	4,005,000	4,269,010
Pennsylvania State University Series A (Education Revenue)	5.00	3-1-2023	3,000,000	3,392,850
Pennsylvania Turnpike Commission Series A (Miscellaneous Revenue, AGM Insured)	5.25	7-15-2021	2,000,000	2,369,020
Pennsylvania Turnpike Commission Series A (Transportation Revenue, Ambac Insured)	5.50	12-1-2031	2,000,000	2,097,820

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Pennsylvania Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission Series C (Transportation Revenue, AGM Insured)	6.25%	6-1-2038	$3,500,000	$4,007,360
Philadelphia PA IDA Architecture & Design Charter School Project (Education Revenue)	5.25	3-15-2023	1,000,000	948,110
Philadelphia PA IDA First Philadelphia Charter Series A (Education Revenue)	5.30	8-15-2017	720,000	745,841
Philadelphia PA IDA First Philadelphia Charter Series A (Education Revenue)	5.63	8-15-2025	3,540,000	3,575,400
Philadelphia PA IDA Global Leadership Academy Project (Education Revenue)	5.13	11-15-2020	1,820,000	1,877,985
Philadelphia PA IDA Global Leadership Academy Project (Education Revenue)	5.75	11-15-2030	250,000	252,225
Philadelphia PA IDA Series A (Education Revenue)	5.30	9-15-2027	5,150,000	5,053,850
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Education Revenue)	7.50	5-1-2031	1,285,000	1,340,384
Philadelphia PA Municipal Authority Lease Series B (Miscellaneous Revenue, AGM Insured)	5.25	11-15-2016	2,400,000	2,442,744
Philadelphia PA School District (GO)	5.00	9-1-2021	1,395,000	1,576,071
Philadelphia PA School District Refunding Series C (GO)	5.00	9-1-2018	3,000,000	3,396,060
Philadelphia PA School District Refunding Series A (GO)	5.00	6-1-2024	1,425,000	1,531,334
Philadelphia PA Water & Wastewater Series A (Water & Sewer Revenue)	5.00	11-1-2028	2,000,000	2,175,660
Pittsburgh & Allegheny Counties PA Sports & Exhibition Authority (Tax Revenue, AGM Insured)	5.00	2-1-2031	3,000,000	3,158,940
Pittsburgh PA Public Parking Authority Series A (Miscellaneous Revenue, National/FGIC Insured)	5.00	12-1-2025	2,500,000	2,548,225
Pittsburgh PA Series A (GO)	5.00	9-1-2026	1,000,000	1,086,780
Saint Mary Hospital Authority Pennsylvania Catholic Health East Project Series B (Health Revenue)	5.00	11-15-2016	975,000	1,019,860
Southeastern Pennsylvania Transportation Authority (Miscellaneous Revenue)	5.00	6-1-2028	4,000,000	4,305,840
State Public School Building Authority Pennsylvania Chester Upland School Project Series C (Miscellaneous Revenue, AGM Insured)	5.00	9-15-2026	875,000	948,553
State Public School Building Authority Pennsylvania Northampton County Area Community College Project (Education Revenue)	5.50	3-1-2031	5,000,000	5,398,550
Wilkes-Barre PA Finance Authority University of Scranton (Education Revenue)	5.00	11-1-2020	1,005,000	1,162,775
Wilkes-Barre PA Finance Authority Wilkes University Project (Education Revenue)	5.00	3-1-2027	2,600,000	2,647,837

				186,342,844

Puerto Rico: 0.57%
Puerto Rico Highway Transportation (Tax Revenue, AGM Insured)	4.95	7-1-2026	1,175,000	1,165,001

South Carolina: 1.77%
Charleston SC Educational Excellence Finance Corporation Charleston County (Miscellaneous Revenue) (h)	5.25	12-1-2025	3,230,000	3,589,919

Virgin Islands: 3.13%
Virgin Islands PFA Matching Fund Loan Senior Lien Series 2010A (Tax Revenue)	5.00	10-1-2029	2,000,000	2,088,900
Virgin Islands PFA Series B (Miscellaneous Revenue)	5.00	10-1-2025	4,000,000	4,266,600

				6,355,500

Total Municipal Obligations (Cost $197,491,665)				201,995,009

	Yield		Shares

Short-Term Investments: 0.02%

Investment Companies: 0.02%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01		40,807	40,807

Total Short-Term Investments (Cost $40,807)				40,807

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name		Value
Total investments in securities
(Cost $197,532,472) *	99.51%	$202,035,816
Other assets and liabilities, net	0.49	990,535

Total net assets	100.00%	$203,026,351

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

¤	Security issued in zero coupon form with no periodic interest payments.

(h)	Underlying security in inverse floater structure

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $197,666,869 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$6,791,986
Gross unrealized depreciation	(2,423,039)

Net unrealized appreciation	$4,368,947

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2013	Wells Fargo Advantage Pennsylvania Tax-Free Fund	13

Assets
Investments
In unaffiliated securities, at value (see cost below)	$201,995,009
In affiliated securities, at value (see cost below)	40,807

Total investments, at value (see cost below)	202,035,816
Receivable for investments sold	740,225
Receivable for Fund shares sold	71,985
Receivable for interest	2,452,692
Prepaid expenses and other assets	32,855

Total assets	205,333,573

Liabilities
Dividends payable	420,279
Payable for floating-rate notes issued	1,615,000
Payable for Fund shares redeemed	114,152
Advisory fee payable	46,429
Distribution fees payable	7,124
Due to other related parties	25,979
Accrued expenses and other liabilities	78,259

Total liabilities	2,307,222

Total net assets	$203,026,351

NET ASSETS CONSIST OF
Paid-in capital	$210,309,658
Overdistributed net investment income	(345,290)
Accumulated net realized losses on investments	(11,441,361)
Net unrealized gains on investments	4,503,344

Total net assets	$203,026,351

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$43,166,925
Shares outstanding – Class A	3,798,300
Net asset value per share – Class A	$11.36
Maximum offering price per share – Class A2	$11.90
Net assets – Class B	$1,376,883
Shares outstanding – Class B	121,598
Net asset value per share – Class B	$11.32
Net assets – Class C	$9,798,494
Shares outstanding – Class C	863,777
Net asset value per share – Class C	$11.34
Net assets – Institutional Class	$148,684,049
Shares outstanding – Institutional Class	13,082,833
Net asset value per share – Institutional Class	$11.36

Investments in unaffiliated securities, at cost	$197,491,665

Investments in affiliated securities, at cost	$40,807

Total investments, at cost	$197,532,472

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Statement of operations—year ended June 30, 2013

Investment income
Interest	$9,480,281
Income from affiliated securities	270

Total investment income	9,480,551

Expenses
Advisory fee	774,509
Administration fees
Fund level	110,644
Class A	72,241
Class B	2,719
Class C	16,501
Institutional Class	131,300
Shareholder servicing fees
Class A	112,877
Class B	4,248
Class C	25,782
Distribution fees
Class B	12,744
Class C	77,346
Custody and accounting fees	18,257
Professional fees	36,742
Registration fees	40,687
Shareholder report expenses	23,090
Trustees’ fees and expenses	12,336
Interest and fee expense	11,293
Other fees and expenses	10,922

Total expenses	1,494,238
Less: Fee waivers and/or expense reimbursements	(165,634)

Net expenses	1,328,604

Net investment income	8,151,947

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	2,979,512
Net change in unrealized gains (losses) on investments	(7,912,443)

Net realized and unrealized gains (losses) on investments	(4,932,931)

Net increase in net assets resulting from operations	$3,219,016

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Pennsylvania Tax-Free Fund	15

	Year ended June 30, 2013		Year ended June 30, 2012

Operations
Net investment income		$8,151,947		$10,072,043
Net realized gains on investments		2,979,512		4,644,228
Net change in unrealized gains (losses) on investments		(7,912,443)		11,408,901

Net increase in net assets resulting from operations		3,219,016		26,125,172

Distributions to shareholders from
Net investment income
Class A		(1,599,049)		(1,726,251)
Class B		(47,414)		(89,503)
Class C		(287,643)		(286,134)
Institutional Class		(6,217,926)		(7,969,631)

Total distributions to shareholders		(8,152,032)		(10,071,519)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	343,763	4,061,856	355,261	4,019,314
Class B	14,187	167,420	1,085	12,255
Class C	109,968	1,292,618	137,643	1,556,569
Institutional Class	1,169,934	13,790,514	1,024,965	11,737,052

		19,312,408		17,325,190

Reinvestment of distributions
Class A	114,322	1,348,135	100,663	1,147,990
Class B	3,872	45,511	5,069	57,488
Class C	21,379	251,650	18,030	205,259
Institutional Class	56,523	666,494	50,744	578,081

		2,311,790		1,988,818

Payment for shares redeemed
Class A	(537,402)	(6,330,374)	(530,298)	(5,998,818)
Class B	(91,541)	(1,076,849)	(174,412)	(1,950,369)
Class C	(111,528)	(1,302,065)	(75,440)	(848,856)
Institutional Class	(2,894,437)	(34,073,609)	(5,755,702)	(65,266,809)

		(42,782,897)		(74,064,852)

Net decrease in net assets resulting from capital share transactions		(21,158,699)		(54,750,844)

Total decrease in net assets		(26,091,715)		(38,697,191)

Net assets

Beginning of period		229,118,066		267,815,257

End of period		$203,026,351		$229,118,066

Overdistributed net investment income		$(345,290)		$(345,205)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30			Year ended March 31
CLASS A	2013	2012	2011[1]	2011[2]	2010[2]	2009[2]
Net asset value, beginning of period	$11.65	$10.93	$10.63	$10.90	$9.95	$10.84
Net investment income	0.42	0.44	0.11	0.44	0.46	0.48
Net realized and unrealized gains (losses) on investments	(0.29)	0.72	0.30	(0.28)	0.95	(0.89)

Total from investment operations	0.13	1.16	0.41	0.16	1.41	(0.41)
Distributions to shareholders from
Net investment income	(0.42)	(0.44)	(0.11)	(0.43)	(0.46)	(0.48)
Net asset value, end of period	$11.36	$11.65	$10.93	$10.63	$10.90	$9.95
Total return[3]	1.02%	10.81%	3.84%	1.56%	14.41%	(3.79)%
Ratios to average net assets (annualized)
Gross expenses	0.88%[4]	0.88%[4]	0.87%[4]	0.84%[4]	0.76%[4]	0.73%[4]
Net expenses	0.75%[4]	0.74%[4]	0.74%[4]	0.75%[4]	0.76%[4]	0.73%[4]
Net investment income	3.55%	3.90%	3.98%	3.99%	4.35%	4.67%
Supplemental data
Portfolio turnover rate	14%	21%	10%	46%	45%	35%
Net assets, end of period (000s omitted)	$43,167	$45,178	$43,188	$41,832	$48,762	$45,158

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Pennsylvania Municipal Bond Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2013	0.01%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011	0.01%
Year ended March 31, 2010	0.00%
Year ended March 31, 2009	0.01%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Pennsylvania Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30			Year ended March 31
CLASS B	2013	2012	2011[1]	2011[2]	2010[2]	2009[2]
Net asset value, beginning of period	$11.61	$10.89	$10.59	$10.86	$9.91	$10.80
Net investment income	0.33 [3]	0.36 [3]	0.09 [3]	0.35 [3]	0.38 [3]	0.40 [3]
Net realized and unrealized gains (losses) on investments	(0.29)	0.72	0.30	(0.27)	0.95	(0.89)

Total from investment operations	0.04	1.08	0.39	0.08	1.33	(0.49)
Distributions to shareholders from
Net investment income	(0.33)	(0.36)	(0.09)	(0.35)	(0.38)	(0.40)
Net asset value, end of period	$11.32	$11.61	$10.89	$10.59	$10.86	$9.91
Total return[4]	0.26%	10.01%	3.66%	0.80%	13.60%	(4.54)%
Ratios to average net assets (annualized)
Gross expenses	1.63%[5]	1.62%[5]	1.62%[5]	1.60%[5]	1.51%[5]	1.47%[5]
Net expenses	1.50%[5]	1.49%[5]	1.49%[5]	1.50%[5]	1.51%[5]	1.47%[5]
Net investment income	2.80%	3.15%	3.22%	3.23%	3.63%	3.89%
Supplemental data
Portfolio turnover rate	14%	21%	10%	46%	45%	35%
Net assets, end of period (000s omitted)	$1,377	$2,264	$3,956	$4,932	$7,573	$11,287

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Pennsylvania Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2013	0.01%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011	0.01%
Year ended March 31, 2010	0.00%
Year ended March 31, 2009	0.01%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30			Year ended March 31
CLASS C	2013	2012	2011[1]	2011[2]	2010[2]	2009[2]
Net asset value, beginning of period	$11.63	$10.91	$10.61	$10.88	$9.93	$10.82
Net investment income	0.33	0.36	0.09	0.35	0.38	0.40
Net realized and unrealized gains (losses) on investments	(0.29)	0.72	0.30	(0.27)	0.95	(0.88)

Total from investment operations	0.04	1.08	0.39	0.08	1.33	(0.48)
Distributions to shareholders from
Net investment income	(0.33)	(0.36)	(0.09)	(0.35)	(0.38)	(0.41)
Net asset value, end of period	$11.34	$11.63	$10.91	$10.61	$10.88	$9.93
Total return[3]	0.27%	9.99%	3.65%	0.80%	13.58%	(4.52)%
Ratios to average net assets (annualized)
Gross expenses	1.63%[4]	1.63%[4]	1.62%[4]	1.59%[4]	1.51%[4]	1.48%[4]
Net expenses	1.50%[4]	1.49%[4]	1.49%[4]	1.50%[4]	1.51%[4]	1.48%[4]
Net investment income	2.79%	3.15%	3.23%	3.23%	3.61%	3.91%
Supplemental data
Portfolio turnover rate	14%	21%	10%	46%	45%	35%
Net assets, end of period (000s omitted)	$9,798	$9,815	$8,331	$8,118	$9,020	$8,387

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Pennsylvania Municipal Bond Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2013	0.01%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011	0.01%
Year ended March 31, 2010	0.00%
Year ended March 31, 2009	0.01%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Pennsylvania Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30			Year ended March 31
INSTITUTIONAL CLASS	2013	2012	2011[1]	2011[2]	2010[2]	2009[2]
Net asset value, beginning of period	$11.65	$10.93	$10.63	$10.90	$9.95	$10.84
Net investment income	0.45 [3]	0.47	0.11	0.46	0.49	0.51
Net realized and unrealized gains (losses) on investments	(0.29)	0.72	0.30	(0.27)	0.95	(0.89)

Total from investment operations	0.16	1.19	0.41	0.19	1.44	(0.38)
Distributions to shareholders from
Net investment income	(0.45)	(0.47)	(0.11)	(0.46)	(0.49)	(0.51)
Net asset value, end of period	$11.36	$11.65	$10.93	$10.63	$10.90	$9.95
Total return[4]	1.28%	11.08%	3.91%	1.82%	14.69%	(3.55)%
Ratios to average net assets (annualized)
Gross expenses	0.55%[5]	0.55%[5]	0.55%[5]	0.54%[5]	0.51%[5]	0.47%[5]
Net expenses	0.50%[5]	0.49%[5]	0.49%[5]	0.50%[5]	0.51%[5]	0.47%[5]
Net investment income	3.79%	4.15%	4.22%	4.23%	4.61%	4.88%
Supplemental data
Portfolio turnover rate	14%	21%	10%	46%	45%	35%
Net assets, end of period (000s omitted)	$148,684	$171,861	$212,341	$221,498	$290,586	$332,597

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Pennsylvania Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2013	0.01%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011	0.01%
Year ended March 31, 2010	0.00%
Year ended March 31, 2009	0.01%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Notes to financial statements	Wells Fargo Advantage Pennsylvania Tax-Free Fund	21

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Inverse floating-rate obligations

The Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third- parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and by recording the Floating-Rate Notes as a liability in the Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

At June 30, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2015	2016	2017
$1,106,260	$4,324,935	$5,875,768

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

22	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Municipal obligations	$0	$201,995,009	$0	$201,995,009
Short-term investments
Investment companies	40,807	0	0	40,807
	$40,807	$201,995,009	$0	$202,035,816

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2013, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Institutional Class	0.08

Notes to financial statements	Wells Fargo Advantage Pennsylvania Tax-Free Fund	23

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class B shares, 1.49% for Class C shares, and 0.49% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended June 30, 2013, Wells Fargo Funds Distributor, LLC received $9,000 from the sale of Class A shares and $250 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, and Class C of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2013 were $29,805,750 and $51,374,434, respectively.

6. BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2013, the Fund paid $296 in commitment fees.

For the year ended June 30, 2013, there were no borrowings by the Fund under the agreement.

During the year ended June 30, 2013, the Fund participated in Inverse Floaters which are accounted for as a secured borrowing. At June 30, 2013, the value of Floating-Rate Notes outstanding and the related collateral were $1,615,000 and $3,589,919, respectively. During the year ended June 30, 2013, the Fund held Floating-Rate Notes that had an average daily balance outstanding of $1,615,000 and incurred interest and fee expense in the amount of $11,293.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	Year ended June 30,
	2013	2012
Ordinary income	$ 108,465	$ 133,830
Tax-exempt income	8,043,567	9,937,689

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$97,470	$4,368,947	$(11,306,963)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

24	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Pennsylvania Tax-Free Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from April 1, 2011 to June 30, 2011, and each of the years in the three-year period ended March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Pennsylvania Tax-Free Fund as of June 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

26	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended June 30, 2013, $108,465 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 98.67% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

30	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that while the performance of the Fund was lower than its benchmark, the Barclays Municipal Bond Index, for the ten-year period under review, it was higher than or in range of the benchmark for the one-, three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the ten-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board noted the positive performance of the Fund relative to the Universe and was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were equal to or in range of the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Other information (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	31

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

32	Wells Fargo Advantage Pennsylvania Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217887 08-13 A255/AR255 6-13

Wells Fargo Advantage

Short-Term Municipal Bond Fund

Annual Report

June 30, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Short-Term Municipal Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Short-Term Municipal Bond Fund for the 12-month period that ended June 30, 2013. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and uncertainty surrounding fiscal policies. Interest rates remained low throughout much of the period but jumped in May and June 2013 in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. Municipal bond returns were positive in the first three quarters of the period but then turned negative in the second quarter of 2013. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade municipal bonds throughout the country, gained 0.24% for the 12-month period that ended June 30, 2013.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. Gross domestic product (GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

On the fiscal front, presidential elections in November 2012, fiscal cliff negotiations at year-end, and effects of less federal spending due to sequestration were accompanied by shifts in municipal investor sentiment. For example, with an

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	3

Obama victory in the November 2012 presidential election, investor demand for municipal bonds surged because of investor expectations that higher taxes would create greater long-term demand for tax-free municipal bonds. However, investor demand waned as fiscal cliff discussions suggested the tax-exempt status of municipal bonds could be eliminated.

Municipal bond yields reflected changes in U.S. Treasury rates.

Similar to Treasury yield changes, municipal yields also were near historic lows most of the period before spiking higher in the second quarter of 2013. Ten-year municipal bond yields hovered near 2.00% for most of the period before jumping to 2.95% at the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

4	Wells Fargo Advantage Short-Term Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

Average annual total returns1 (%) as of June 30, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WSMAX)	7-18-2008	(0.95)	2.86	2.99	1.07	3.28	3.19	0.78	0.60
Class C (WSSCX)	1-31-2003	(0.68)	2.51	2.30	0.32	2.51	2.30	1.53	1.35
Administrator Class (WSTMX)	7-30-2010	–	–	–	1.07	3.27	3.10	0.72	0.60
Institutional Class (WSBIX)	3-31-2008	–	–	–	1.37	3.48	3.31	0.45	0.40
Investor Class (STSMX)	12-31-1991	–	–	–	1.04	3.24	3.17	0.81	0.63
Barclays 1-3 Year Composite Municipal Bond Index[4]	–	–	–	–	0.59	2.62	2.63	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	5

Growth of $10,000 investment[5] as of June 30, 2013

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through October 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 1-3 Year Composite Municipal Bond Index is a blended index weighted 50% in the Barclays 1-Year Municipal Bond Index and 50% in the Barclays 3-Year Municipal Bond Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Composite 1- and 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

7.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Short-Term Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays 1-3 Year Composite Municipal Bond Index, for the 12-month period that ended June 30, 2013. The main reasons for outperformance were the Fund’s credit profile, which was overweight to A- and BBB-rated bonds, and its sector allocations, which were underweight in prerefunded and general obligation bonds.

■	The Fund’s overweight in BBB-rated bonds with relatively short maturities allowed it to maintain a competitive yield without taking on significant duration risk. The Fund’s best-performing sectors were special tax and resource recovery bonds. Its overweight in industrial revenue bonds detracted from performance.

■	With our expectation that an improving economy would lead to a gradual increase in interest rates, we favored defensively structured bonds that would outperform in a rising rate environment and maintained a short duration stance throughout the year. Additionally, the Fund’s yield-curve position took advantage of the steeper part of the yield curve while keeping a large liquidity position to redeploy in a higher interest-rate environment.

Yields were near record lows but spiked in the second quarter of 2013.

After reaching a historic low yield of 1.39% in July 2012, the 10-year U.S. Treasury bond traded in a volatile range between 1.85% and 2.60% the remainder of the fiscal year. Meanwhile, five-year Treasury yields ranged between 0.54% and 1.49%. The U.S. Federal Reserve’s (Fed’s) quantitative easing (QE) program of buying Treasuries and mortgages as well as the flight-to-quality trade from ongoing problems in Europe competed with gradually improving economic data in the U.S. Investors were also uncertain how the presidential election and fiscal cliff outcome would affect the economy. As we moved into 2013, Treasury yields remained range-bound as the market tried to determine if the improving labor and housing markets were sustainable. In early May, Treasury yields began moving sharply higher when the market began anticipating a tapering of the Fed’s QE program.

Municipal yields were also volatile during the second half of 2012. In addition to being influenced by Treasury movements, lesser amounts of new-issue supply and increased demand from positive mutual fund flows competed with headlines about municipal bankruptcies and potential changes to the tax- exempt status of municipal bonds. The low interest-rate environment forced many investors to reach for yield and, as a result, strong technical factors overwhelmed fundamentals and kept rates low. Municipal bonds then followed the Treasury sell-off in May. However, the sell-off in municipals was exacerbated by a reversal of fund flows, and many mutual funds were forced to raise cash and make distressed sales.

Credit quality[6] as of June 30, 2013

The Fund maintained its credit exposure but added defensively structured bonds to guard against higher interest rates.

The Fund benefited from its exposure to lower-rated (A- and BBB-rated) investment-grade credits and higher-yielding sectors like health care and special tax bonds. Early in the period, many of these positions experienced spread compression as investors reached for yield on the short end of the curve; additionally, as yields began to increase, the additional income helped minimize price declines. The Fund’s higher-quality (AAA-rated) bonds were among the worst performers. Additionally, the five-year maturity segment was the worst-performing and slightly detracted from the Fund’s performance.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	7

Effective maturity[7] distribution as of June 30, 2013

With the record-low levels of municipal rates, we selectively sold lower-rated credits into strong demand. Our purchases during the period were targeted at defensively structured bonds. These included higher-coupon bonds, premium callable kicker bonds whose yield kicks up if they are not called, and sinking-fund bonds with shorter average lives. Our yield-curve profile was barbelled, allowing us to take advantage of the steeper yield-curve environment while maintaining a large liquidity position in variable-rate demand notes and floating-rate notes.

Going forward, we expect to continue a defensive posture in the Fund.

Over the longer term, we expect rates are more likely to increase than decrease. Therefore, we continue to position the Fund relatively defensively by maintaining a short duration and investing in the parts of the yield curve that provide the most roll down opportunity. The labor market appears to be improving and the Fed has signaled that its QE will decrease in the near term. Higher municipal yields may ultimately stimulate retail demand and provide a floor for bond prices as current yields are more attractive than the record lows experienced earlier in the period. As the economy continues to improve, we believe it is likely that credit spreads will begin to tighten and enable A- and BBB-rated credits to outperform. However, we are keeping an eye on the possible negative effects of the sequestration and changes in tax policy and what the effects will be on the municipal market and the general economy.

Please see footnotes on page 5.

8	Wells Fargo Advantage Short-Term Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,002.88	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$999.17	$6.69	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Administrator Class
Actual	$1,000.00	$1,001.89	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,003.89	$1.99	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Investor Class
Actual	$1,000.00	$1,002.74	$3.13	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16	0.63%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.30%

Alabama: 0.61%
Birmingham AL Airport Authority (Airport Revenue)	3.00%	7-1-2013	$1,245,000	$1,245,249
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±	0.55	11-15-2038	15,000,000	14,998,923
Chatom AL Industrial Development Board Solid Waste Disposal Facilities Refunding PowerSouth Energy Series B (Utilities Revenue)	4.00	8-1-2014	5,840,000	6,037,100
Chatom AL Industrial Development Board Solid Waste Disposal Facilities Refunding PowerSouth Energy Series B (Utilities Revenue)	4.00	8-1-2015	2,890,000	3,043,228
Courtland AL Industrial Development Board International Paper Company Project Series A (IDR)	5.00	11-1-2013	4,000,000	4,047,640
Jefferson County AL School District Series A (Tax Revenue)	5.25	1-1-2014	3,785,000	3,789,693
University of Alabama at Birmingham Hospital Series A (Health Revenue)	5.00	9-1-2013	380,000	382,983
Widowee Chimney Cove AL Improvement District Chimney Cove Project (Miscellaneous Revenue, West Georgia National Bank LOC) ±(i)(s)	5.00	7-1-2037	2,555,000	650,222

				34,195,038

Alaska: 0.06%
Alaska International Airport Revenue Series D (Airport Revenue, National Insured)	5.00	10-1-2018	2,235,000	2,457,919
Alaska Student Loan Corporation Series A2 (Education Revenue)	5.00	6-1-2014	700,000	728,483

				3,186,402

Arizona: 0.44%
Arizona Department of Administration Series B (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2013	1,750,000	1,770,720
Arizona School Facilities Board State School Trust (Miscellaneous Revenue, Ambac Insured)	4.25	7-1-2015	4,225,000	4,484,795
Arizona School Facilities Board State School Trust Series A (Miscellaneous Revenue, Ambac Insured)	5.50	7-1-2014	6,045,000	6,339,210
Arizona Sports & Tourism Authority Multipurpose Stadium Facility Project (Miscellaneous Revenue, National Insured)	5.25	7-1-2015	2,300,000	2,300,943
Gilbert AZ Water Reserve Municipal Property Corporation Sub Lien (Water & Sewer Revenue)	4.75	10-1-2032	1,875,000	1,888,088
Maricopa County AZ IDA Catholic Healthcare West Series A (Health Revenue)	5.00	7-1-2013	2,000,000	2,000,740
Pima County AZ IDA Constellation Schools Project (Miscellaneous Revenue)	6.38	1-1-2019	2,345,000	2,411,833
Pima County AZ IDA Global Water Research LLC Project (IDR)	5.50	12-1-2013	575,000	577,317
Verrado AZ Community Facilities District # 1 (GO)	4.85	7-15-2014	365,000	370,574
Watson AZ Community Facilities Distribution (Miscellaneous Revenue)	5.20	7-1-2013	1,220,000	1,220,256
Watson AZ Community Facilities Distribution (Miscellaneous Revenue)	5.30	7-1-2014	1,377,000	1,405,325

				24,769,801

Arkansas: 0.00%
Arkansas Development Financial Authority Public Health Laboratory Project (Health Revenue, Ambac Insured)	3.90	12-1-2024	95,000	89,969

California: 6.50%
Alameda County CA COP CAB (Miscellaneous Revenue, National Insured) ¤	0.00	6-15-2014	2,185,000	2,105,597
Alameda County Corridor Transportation Authority CAB Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2016	8,695,000	8,044,005
Alhambra CA City Elementary School Project CAB Series D (GO, AGM Insured) ¤	0.00	9-1-2014	1,570,000	1,558,445

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California HFFA Catholic Healthcare Series A (Health Revenue)	4.00%	3-1-2014	$3,375,000	$3,456,101
California HFFA Catholic Healthcare West Series F (Health Revenue) ±	5.00	7-1-2027	6,025,000	6,298,595
California Infrastructure & Economic Development Colburn School Project (Education Revenue) ±	0.31	8-1-2037	53,925,000	53,020,678
California PCFA West Company Series A (Resource Recovery Revenue, Bank of America NA LOC)	5.13	1-1-2014	450,000	451,341
California Refunding Series B (GO) ±	0.81	5-1-2017	7,000,000	7,032,410
California Series B (GO) ±	0.96	5-1-2018	6,000,000	6,037,320
California Series DCL-011 (GO, Dexia Credit Local LOC, AGM Insured) ø	0.47	8-1-2027	33,845,000	33,845,000
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) ±(m)	0.75	7-1-2041	3,300,000	3,300,000
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured) ±(m)	0.50	7-1-2040	5,425,000	5,425,000
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) ±(m)	0.70	7-1-2040	2,775,000	2,775,000
California Statewide CDA International School Peninsula Project (Education Revenue)	4.60	11-1-2013	140,000	140,739
Chino CA Water Facilities Authority COP Agua de Lejos Project (Water & Sewer Revenue, National/FGIC Insured)	5.20	10-1-2015	475,000	478,601
Chula Vista CA Elementary School Building Projects COPS Series A (Miscellaneous Revenue, AGM Insured)	5.00	9-1-2017	1,765,000	2,002,040
Chula Vista CA Elementary School Building Projects COPS Series A (Miscellaneous Revenue, AGM Insured)	5.00	9-1-2018	1,985,000	2,275,941
Chula Vista CA Industrial Development Revenue San Diego Gas & Electric Company Series A (Utilities Revenue)	1.65	7-1-2018	5,000,000	5,004,450
Compton CA Unified School District Election of 2002 CAB Series D (GO, Ambac Insured) ¤	0.00	6-1-2017	3,570,000	3,182,191
Culver City CA RDFA (Tax Revenue, Ambac Insured)	5.50	11-1-2014	995,000	1,014,253
Delano CA Financing Authority Lease Police Station & Capital Improvements Series A (Miscellaneous Revenue)	3.00	12-1-2013	940,000	947,304
Golden State Tobacco Securitization Corporation California Series 2954 (Tobacco Revenue, Morgan Stanley Bank LIQ) ø144A	0.51	6-1-2047	31,160,000	31,160,000
Golden State Tobacco Securitization Corporation Tobacco Settlement ROC Series RR-II- R-11442 (Tobacco Revenue, AGC Insured, Citibank NA LIQ) ø	0.51	6-1-2035	3,055,000	3,055,000
Inland Valley CA Development Agency Series B (Tax Revenue) ±	4.25	3-1-2041	35,100,000	36,419,409
Inland Valley CA Development Agency Series C (Tax Revenue) ±	4.50	3-1-2041	17,575,000	18,542,504
Irwindale CA CDA PFOTER Series 3542 (Tax Revenue, AGM Insured, Dexia Credit Local LIQ) ø144A	0.48	7-15-2026	27,560,000	27,560,000
Long Beach CA Bond Finance Authority Natural Gas Purchase Series A (Utilities Revenue)	5.00	11-15-2014	800,000	828,856
Los Angeles CA Regional Airports Authority (Airport Revenue, AGM Insured)	5.00	1-1-2015	1,120,000	1,188,992
Monterey County CA COP Refinancing Project (Miscellaneous Revenue, AGM Insured)	4.00	8-1-2013	800,000	802,528
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.82	7-1-2019	6,025,000	5,621,747
Oakland CA Unified School District (GO, National/FGIC Insured)	5.00	8-1-2016	3,030,000	3,280,975
Palomar CA Pomerado Health PFOTER Series 4683 (GO, National Insured, Bank of America NA LIQ) ø144A	0.33	8-1-2037	31,250,000	31,250,000
Port Hueneme CA Redevelopment Agency Central Community Project (Tax Revenue, Ambac Insured)	5.50	5-1-2014	450,000	454,676
Poway CA Community Facilities District # 88-1 Parkway Business (Tax Revenue)	3.50	8-15-2013	3,070,000	3,078,565
Riverside CA Community College District Election of 2004 Series C (GO, AGM/National Insured, Bank of America NA LIQ) ø	0.18	8-1-2032	6,920,000	6,920,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Sacramento CA PFOTER Series 3934 (Water & Sewer Revenue, FGIC Insured, Dexia Credit Local LIQ) ø	0.41%	12-1-2035	$10,000,000	$10,000,000
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.00	12-1-2016	1,730,000	1,782,021
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, Ambac Insured)	5.00	2-15-2014	4,310,000	4,432,576
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, Ambac Insured)	5.00	2-15-2015	4,525,000	4,816,682
San Francisco CA Building Authority Civic Center Project Series A (Miscellaneous Revenue)	5.00	12-1-2013	1,000,000	1,019,610
San Francisco CA City & County Redevelopment Agency Hotel Occupancy (Tax Revenue, AGM Insured)	3.00	6-1-2014	790,000	805,342
San Francisco CA City & County Redevelopment Agency Hotel Occupancy (Tax Revenue, AGM Insured)	4.00	6-1-2015	2,515,000	2,645,529
San Jose CA Airport Authority Series A1 (Airport Revenue)	3.50	3-1-2014	1,000,000	1,019,530
San Jose CA Redevelopment Agency Tax Unrefunded Balance Merged Area (Tax Revenue, National Insured)	6.00	8-1-2015	3,090,000	3,332,627
San Manuel CA Entertainment Authority Series 2004-C (Tax Revenue) 144A	4.50	12-1-2016	7,900,000	8,100,502
San Marcos CA Unified School District Series 3269 (GO, Morgan Stanley Bank LIQ) ø144A	0.09	8-1-2031	5,000,000	5,000,000
Sierra CA Joint Community College District School Facilities Improvement District #2 CAB Series B (GO, National Insured) ¤	0.00	8-1-2015	500,000	488,415
Upland CA COP San Antonio Community Hospital Project (Miscellaneous Revenue)	5.00	1-1-2015	1,915,000	2,020,191
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2014	1,000,000	1,036,640
Washington Township CA Health Care District Series A (GO)	6.50	8-1-2013	750,000	754,020
Washington Township CA Health Care District Series A (GO)	6.50	8-1-2014	1,000,000	1,061,150

				366,873,098

Colorado: 0.89%
Colorado Public Authority for Energy Natural Gas Purchase Project (Utilities Revenue)	5.75	11-15-2018	7,640,000	8,540,832
Colorado Springs CO Utilities Various Sub Lien Improvement Series B (Utilities Revenue, Bayerische Landesbank SPA) ø	0.22	11-1-2036	7,000,000	7,000,000
Denver CO City & County Airport Sub Series G1 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.22	11-15-2025	26,000,000	26,000,000
Denver CO City & County Airport Sub Series G2 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.22	11-15-2025	8,915,000	8,915,000

				50,455,832

Connecticut: 2.09%
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	2.00	7-1-2015	2,240,000	2,280,835
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	7-1-2016	2,380,000	2,633,756
Connecticut Series A (Miscellaneous Revenue) ±	0.59	4-15-2016	5,000,000	5,028,250
Connecticut Series A (Miscellaneous Revenue) ±	0.61	3-1-2019	2,000,000	2,014,380
Connecticut Series A (Miscellaneous Revenue) ±	0.71	3-1-2020	7,000,000	7,053,480
Connecticut Series A (Miscellaneous Revenue) ±	0.74	4-15-2017	4,600,000	4,622,126
Connecticut Series A (Miscellaneous Revenue) ±	0.83	5-15-2017	17,000,000	17,204,510
Connecticut Series A (Miscellaneous Revenue) ±	0.98	5-15-2018	17,740,000	18,160,793
Connecticut Series A (Miscellaneous Revenue) ±	1.01	3-1-2017	12,795,000	12,897,232
Connecticut Series A (Miscellaneous Revenue) ±	1.26	3-1-2018	13,500,000	13,664,295
Connecticut Series A (Miscellaneous Revenue) ±	1.41	3-1-2019	21,500,000	22,118,340
Connecticut Series C (Miscellaneous Revenue) ±	0.71	5-15-2016	5,000,000	5,032,150
Connecticut Series D (GO) ±	0.58	9-15-2017	1,500,000	1,504,890

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Connecticut (continued)
Eastern Connecticut Resource Recovery Authority Solid Waste Wheelabrator Lisbon Incorporated Project Series A (Resource Recovery Revenue)	5.50%	1-1-2014	$870,000	$871,001
Hamden CT Refunding (GO)	5.00	8-15-2017	1,500,000	1,661,535
Hamden CT Refunding (GO)	5.00	8-15-2018	1,000,000	1,114,460
Naugatuck CT COP Incineration Facility Project Series A (Miscellaneous Revenue, Ambac Insured)	5.00	6-15-2015	305,000	310,487

				118,172,520

Delaware: 0.04%
Delaware HCFR Nanticoke Memorial Hospital Project (Health Revenue)	4.00	7-1-2016	1,045,000	1,075,295
Delaware HCFR Nanticoke Memorial Hospital Project (Health Revenue)	5.00	7-1-2017	1,225,000	1,302,824

				2,378,119

District of Columbia: 1.05%
District of Columbia American College of Cardiology (Education Revenue, SunTrust Bank LOC) ø	0.18	6-1-2040	12,000,000	12,000,000
District of Columbia HFA Series B (Housing Revenue)	5.63	6-1-2035	205,000	206,747
District of Columbia Income Tax Secured Refunding Series E (Tax Revenue) ±	0.81	12-1-2017	13,000,000	13,001,690
District of Columbia Population Services International (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.18	11-1-2042	23,200,000	23,200,000
District of Columbia Water & Sewer Authority Public Utility District Series B2 (Water & Sewer Revenue) ±	0.64	10-1-2040	11,000,000	11,001,760

				59,410,197

Florida: 6.93%
Brevard County FL HCFR Refunding Health First Incorporated Series A (Health Revenue)	5.00	4-1-2018	1,140,000	1,290,469
Citizens Property Insurance Corporation of Florida (Miscellaneous Revenue, AGM Insured) ±	1.71	6-1-2014	31,000,000	31,313,410
Collier County FL IDA Redlands Christian Migrant (Education Revenue, Bank of America NA LOC) ø	0.24	12-1-2026	2,950,000	2,950,000
Cooper City FL Utility System CAB (Water & Sewer Revenue, Ambac Insured) ¤	0.00	10-1-2013	395,000	391,271
Escambia County FL Utilities Authority (Utilities Revenue, National/FGIC Insured)	6.25	1-1-2015	1,290,000	1,339,201
Florida Department of Corrections COP Okeechobee Correctional Facility Project (Miscellaneous Revenue, Ambac Insured)	5.00	3-1-2014	1,000,000	1,027,080
Florida Department of Environmental Protection Everglades Restoration Series A (Tax Revenue, AGM Insured) ø	0.26	7-1-2027	19,360,000	19,360,000
Gulf Breeze FL Local Government Loan Series B (Miscellaneous Revenue, FGIC Insured) ±	4.00	12-1-2020	540,000	553,019
Gulf Breeze FL Local Government Loan Series B (Miscellaneous Revenue, FGIC Insured) ±	4.00	12-1-2020	1,135,000	1,165,395
Gulf Breeze FL Local Government Loan Series B (Miscellaneous Revenue, FGIC Insured) ±	4.25	12-1-2020	2,050,000	2,112,054
Gulf Breeze FL Local Government Loan Series FG&H (Miscellaneous Revenue) ±	1.75	12-1-2020	15,000,000	14,956,800
Highlands County FL Health Facilities Authority Adventist Health Series I (Health Revenue)	4.50	11-15-2015	4,625,000	5,017,986
Hillsborough County FL IDA (Tax Revenue, Ambac Insured)	5.00	10-1-2013	1,000,000	1,008,580
Hillsborough County FL IDA (Tax Revenue, Ambac Insured)	5.00	10-1-2015	3,365,000	3,565,621
Hillsborough County FL IDA (Tax Revenue, Ambac Insured)	5.00	10-1-2016	7,325,000	7,872,104
Hillsborough County FL IDA Tampa General Hospital Series B (Health Revenue, Ambac Insured)	5.25	10-1-2015	2,790,000	2,824,596

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Jacksonville FL Sales Refunding Better Jacksonville (Tax Revenue)	5.00%	10-1-2017	$2,000,000	$2,287,460
Lakeland FL Energy System (Utilities Revenue) ±	1.16	10-1-2014	38,000,000	38,269,420
Lee County FL Refunding Series A (Airport Revenue, AGM Insured)	5.00	10-1-2014	3,000,000	3,161,400
Manatee County FL HFA Single Family Sub Series 2 (Housing Revenue, GNMA Insured)	6.50	11-1-2023	70,000	71,029
Marion County FL School Board Series B (Miscellaneous Revenue, Ambac Insured)	5.00	6-1-2014	325,000	338,023
Miami Beach FL Health Facilities Refunding Mount Sinai Medical Center (Health Revenue)	3.00	11-15-2015	1,000,000	1,029,550
Miami Beach FL Health Facilities Refunding Mount Sinai Medical Center (Health Revenue)	3.00	11-15-2016	1,500,000	1,554,015
Miami Beach FL Health Facilities Refunding Mount Sinai Medical Center (Health Revenue)	4.00	11-15-2017	1,750,000	1,874,688
Miami FL HFA Jewish Home & Hospital Project (Health Revenue, SunTrust Bank LOC) ø	0.18	8-1-2026	9,600,000	9,600,000
Miami FL Refunding Homeland Defense (GO, National Insured)	5.00	1-1-2017	5,000,000	5,403,350
Miami Gardens FL COP Series A1 (Miscellaneous Revenue)	5.00	6-1-2014	1,095,000	1,133,752
Miami-Dade County FL Educational Facilities Authority University of Miami Series A (Education Revenue)	5.25	4-1-2016	1,000,000	1,087,540
Miami-Dade County FL Expressway Authority (Transportation Revenue, AGM Insured, Citibank NA LIQ) ø144A	0.26	7-1-2018	3,500,000	3,500,000
Miami-Dade County FL Expressway Authority Series 2012 (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) ø144A	0.80	8-1-2028	39,550,000	39,550,000
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Series A (Health Revenue)	4.00	8-1-2013	480,000	481,421
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Series A (Health Revenue)	4.00	8-1-2014	500,000	514,810
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Series A (Health Revenue)	4.00	8-1-2015	615,000	644,951
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Series A2 (Health Revenue, National Insured) ±	4.55	8-1-2046	1,850,000	1,855,587
Miami-Dade County FL School Board COP (Miscellaneous Revenue, AGM Insured)	5.00	5-1-2016	1,400,000	1,561,518
Miami-Dade County FL School Board COP (Miscellaneous Revenue) ±	5.00	5-1-2032	17,000,000	18,760,860
Miami-Dade County FL School Board COP (Miscellaneous Revenue, National/FGIC Insured)	5.25	10-1-2015	4,000,000	4,206,800
Miami-Dade County FL School Board COP Series A (Miscellaneous Revenue) ±	5.00	8-1-2021	18,375,000	19,897,369
Miami-Dade County FL School Board Master Equipment Lease 2 (Miscellaneous Revenue)	3.59	3-3-2016	7,434,363	7,528,334
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	4.00	10-1-2013	1,000,000	1,008,790
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	5.00	10-1-2014	1,710,000	1,795,397
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	5.00	10-1-2015	1,905,000	2,062,658
Orange County FL Health Facilities Authority Orlando Health Incorporated (Health Revenue)	5.00	10-1-2013	1,820,000	1,840,784
Orange County FL Health Facilities Authority Orlando Health Incorporated (Health Revenue)	5.00	10-1-2014	1,000,000	1,049,680
Orange County FL IDA Educational Facilities University of Central Florida School Student Housing Foundation Incorporated Project (Education Revenue, SunTrust Bank LOC) ø	0.18	6-1-2029	11,935,000	11,935,000
Orange County FL IDA Various Central Florida Kidney Centers (IDR, SunTrust Bank LOC) ø	0.18	12-1-2020	1,000,000	1,000,000
Orange County FL School Board COP Series A (Miscellaneous Revenue)	5.00	8-1-2013	655,000	657,817
Orange County FL School Board COP Series A (Miscellaneous Revenue)	5.00	8-1-2014	3,000,000	3,149,040
Orange County FL School Board COP Series A (Miscellaneous Revenue)	5.00	8-1-2015	3,500,000	3,795,260
Orange County FL School Board COP Series A (Miscellaneous Revenue)	5.00	8-1-2016	600,000	666,732

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Palm Beach County FL HCFR Jupiter Medical Center Project Series A (Health Revenue)	4.00%	11-1-2018	$1,235,000	$1,315,683
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.51	8-1-2029	26,000,000	26,000,000
Polk County FL School Board COP Series A (Miscellaneous Revenue, AGM Insured)	3.00	1-1-2014	535,000	542,249
Polk County FL School Board COP Series A (Miscellaneous Revenue, AGM Insured)	3.00	1-1-2015	1,935,000	1,998,990
Polk County FL School Board COP Series B (Miscellaneous Revenue, AGM Insured)	3.00	1-1-2015	1,235,000	1,275,841
Sarasota County FL Educational Facilities School Arts & Sciences Project (Education Revenue)	5.20	7-1-2017	620,000	635,984
Seminole Tribe Florida Gaming Division Series A (Miscellaneous Revenue) 144A	5.13	10-1-2017	2,675,000	2,789,223
South Lake County FL Hospital District (Health Revenue)	4.00	10-1-2014	835,000	862,446
South Lake County FL Hospital District (Health Revenue)	5.00	10-1-2015	920,000	988,972
Space Coast Infrastructure Agency I-95 Brevard County FL Project (IDR)	4.00	6-15-2017	14,865,000	15,761,211
Space Coast Infrastructure Agency I-95 Brevard County FL Project (IDR)	4.00	6-15-2018	5,695,000	6,014,888
St. Johns County FL Water & Sewer Authority CAB Series A (Tax Revenue, National Insured) ¤	0.00	6-1-2014	1,645,000	1,635,953
St. Lucie County FL School Board Certificates Series A (Miscellaneous Revenue)	3.50	7-1-2014	2,780,000	2,862,788
St. Lucie County FL School Board Certificates Series A (Miscellaneous Revenue)	4.00	7-1-2015	4,835,000	5,123,746
Sunshine FL Governmental Funding Commission Miami-Dade County Project Series A (Miscellaneous Revenue)	5.00	9-1-2016	3,190,000	3,568,175
Tampa Bay FL Water Regional Water Refunding (Water & Sewer Revenue)	5.00	10-1-2013	1,000,000	1,012,260
Tampa Bay FL Water Regional Water Refunding (Water & Sewer Revenue)	5.00	10-1-2015	2,500,000	2,741,000
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10-1-2015	12,905,000	13,806,414
Volusia County FL School Board (Tax Revenue, National Insured)	5.00	10-1-2016	1,000,000	1,047,800
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10-1-2016	10,000,000	10,886,100

				390,890,344

Georgia: 1.09%
Atlanta GA Airport Passenger Facility Charge & Subordinate Lien Term Series C (Airport Revenue, AGM Insured, Citibank NA LIQ) ø144A	0.26	1-1-2014	11,650,000	11,650,000
Atlanta GA Airport Revenue ROC Series R-11893 (Airport Revenue, AGM Insured, Citibank NA LIQ) ø144A	0.26	1-1-2026	10,000,000	10,000,000
Burke County GA Development Authority PCR Oglethorpe Power Corporation Vogtle (Resource Recovery Revenue, AGM Insured) ±(m)(n)	0.34	1-1-2020	3,575,000	3,414,125
Dalton GA School District Equipment Lease Purchase (GO)	4.20	8-1-2013	139,567	139,795
Dalton GA School District Lease Number Series B (GO)	4.20	8-1-2013	51,664	51,781
DeKalb County GA Community Parks & Greenspace Project (GO)	5.00	12-1-2014	1,520,000	1,607,446
Georgia Municipal Electric Authority Prerefunded Balance Class A (Utilities Revenue, Societe Generale LOC, National Insured, Societe Generale LIQ) ø144A	0.19	1-1-2018	3,595,000	3,595,000
Georgia Private Colleges & Universities Authority Mercer University Series B (Education Revenue)	4.00	10-1-2017	3,285,000	3,459,663
Henry County GA Master State Municipal Loan (Miscellaneous Revenue)	4.09	4-24-2016	2,527,084	2,622,052
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2018	3,050,000	3,357,196
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2017	6,775,000	7,433,666
Milledgeville & Baldwin County GA Development Authority College and State University (Education Revenue, Ambac Insured) ±	0.69	10-1-2016	3,455,000	3,439,349
Monroe County GA Development Authority PCR Oglethorpe Power Corporation Scherer (Resource Recovery Revenue, AGM Insured) ±(m)(n)	0.34	1-1-2020	2,950,000	2,817,250
Pike County GA School District (GO, State Aid Withholding, Ambac Insured)	5.70	2-1-2016	630,000	659,282

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Georgia (continued)
Public Gas Partners Incorporated Georgia Series A (Utilities Revenue)	5.00%	10-1-2013	$2,000,000	$2,023,340
Public Gas Partners Incorporated Georgia Series A (Utilities Revenue)	5.00	10-1-2014	3,000,000	3,157,800
Richmond County GA Development Authority (IDR)	5.15	3-1-2015	2,000,000	2,102,880

				61,530,625

Guam: 0.06%
Guam Department of Education John F. Kennedy High School Project Series A COP (Miscellaneous Revenue)	5.50	12-1-2015	315,000	324,923
Guam Government Hotel Occupancy Series A (Tax Revenue)	3.75	11-1-2014	1,845,000	1,895,627
Guam Government Waterworks Authority (Water & Sewer Revenue)	4.00	7-1-2015	980,000	978,216

				3,198,766

Idaho: 0.00%
Idaho Housing & Finance Association Series A (Housing Revenue)	6.25	7-1-2038	115,000	116,341

Illinois: 12.86%
Branch Banking and Trust Municipal Trust Class C (Miscellaneous Revenue, Rabobank LOC) ø144A	0.66	2-1-2016	18,875,000	18,875,000
Branch Banking and Trust Municipal Trust Class D (Miscellaneous Revenue, Rabobank LOC) ±	0.81	12-1-2017	13,745,000	13,675,038
Chicago IL Board of Education Certificates DCL-2012-001 (GO, Dexia Credit Local LOC, Dexia Credit Local LIQ) ø144A	0.95	12-1-2034	33,530,000	33,530,000
Chicago IL Board of Education Dedicated Series C1 (GO) ±	1.01	3-1-2032	39,000,000	39,113,880
Chicago IL Board of Education Dedicated Series C2 (GO) ±	1.16	3-1-2032	33,000,000	33,133,650
Chicago IL Board of Education Series A2 (GO) ±	0.81	3-1-2035	24,000,000	24,069,360
Chicago IL Board of Education Series A3 (GO) ±	0.89	3-1-2036	46,000,000	46,206,080
Chicago IL Charter School Project (Education Revenue)	5.00	12-1-2014	360,000	375,030
Chicago IL Housing Authority Capital Program (Housing Revenue, AGM/HUD Insured)	5.00	7-1-2013	2,580,000	2,580,955
Chicago IL Housing Authority Capital Program (Housing Revenue, AGM/HUD Insured)	5.00	7-1-2014	2,265,000	2,362,463
Chicago IL Motor Fuel Project Series A (Tax Revenue, AGM Insured) ø144A	0.34	1-1-2038	11,155,000	11,155,000
Chicago IL Motor Fuel Tax (Tax Revenue, Ambac Insured)	5.38	1-1-2014	330,000	338,191
Chicago IL O’Hare International Airport (Airport Revenue)	5.00	1-1-2017	2,390,000	2,650,606
Chicago IL Revenue Recovery Zone Facility (IDR)	6.13	12-1-2018	4,665,000	5,021,593
Chicago IL Series A2 (GO, Ambac Insured)	5.50	1-1-2018	10,300,000	11,540,738
Chicago IL Transit Authority Capital Grants Receipts Unrefunded Federal Transit Administration Series 5307B (Miscellaneous Revenue, Ambac Insured)	5.00	6-1-2017	3,085,000	3,411,763
Chicago IL Various Certificates 2008 (GO, Dexia Credit Local LOC, AGM/Ambac Insured, Dexia Credit Local LIQ) ø144A	0.44	1-1-2022	9,930,000	9,930,000
Cicero IL Series A (GO, Syncora Guarantee Incorporated Insured)	5.00	1-1-2014	1,335,000	1,357,682
Cicero IL Series A (GO, Syncora Guarantee Incorporated Insured)	5.00	1-1-2015	2,725,000	2,850,432
Cook & Will County IL High School District 206 (GO, AGM Insured)	4.00	12-15-2013	4,195,000	4,237,034
Cook & Will County IL High School District 206 (GO, AGM Insured)	4.50	12-15-2014	2,540,000	2,630,907
Cook County IL Revenue Adjusted Catholic Theological Union (Miscellaneous Revenue, Royal Bank of Scotland LOC) ø	0.16	2-1-2035	9,200,000	9,200,000
Illinois (Miscellaneous Revenue) %%	3.00	7-1-2018	2,000,000	2,035,040
Illinois (Miscellaneous Revenue) %%	4.00	7-1-2018	8,000,000	8,528,800
Illinois (GO)	5.00	9-1-2015	1,885,000	1,964,604

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Development Finance Authority Adventist Health System (Health Revenue, AGM Insured)	5.00%	5-15-2014	$4,500,000	$4,645,800
Illinois Development Finance Authority Adventist Health System (Health Revenue, National Insured) ±	5.50	11-15-2013	200,000	203,434
Illinois Finance Authority Advocate Health Sub Series C3B (Health Revenue) ±	4.38	11-1-2038	3,500,000	3,631,180
Illinois Finance Authority Prairie Power Series A (Resource Recovery Revenue) ±	3.00	7-1-2042	4,000,000	4,061,400
Illinois Finance Authority Revenue Memorial Health System (Health Revenue)	4.00	4-1-2014	655,000	670,458
Illinois Finance Authority Revenue Memorial Health System (Health Revenue)	4.00	4-1-2015	555,000	579,870
Illinois Finance Authority Revenue Resurrection Health (Health Revenue)	5.00	5-15-2014	3,250,000	3,354,520
Illinois Finance Authority Revenue Roosevelt University Project (Education Revenue)	5.00	4-1-2015	900,000	941,373
Illinois First Series (GO, AGM Insured)	5.50	5-1-2015	4,500,000	4,877,550
Illinois Housing Development Authority (Housing Revenue)	5.00	8-1-2028	2,835,000	2,969,889
Illinois Prerefunded Balance Series A (Miscellaneous Revenue)	5.00	10-1-2016	1,800,000	1,821,438
Illinois Refunding (GO, AGM Insured)	5.00	1-1-2017	500,000	554,340
Illinois Refunding (GO)	5.00	1-1-2018	1,715,000	1,900,580
Illinois Refunding (GO, Ambac Insured)	5.00	11-1-2018	10,650,000	11,161,733
Illinois Refunding Junior Obligations (Tax Revenue)	5.00	6-15-2018	14,055,000	16,264,587
Illinois Series 2004 (GO)	5.00	9-1-2016	10,000,000	10,422,300
Illinois Series 2010 (GO)	5.00	1-1-2016	11,225,000	12,171,268
Illinois Series 2012 (Miscellaneous Revenue)	5.00	8-1-2017	10,000,000	11,116,400
Illinois Series A (Tax Revenue)	3.00	1-1-2018	2,050,000	2,093,440
Illinois Series A (Tax Revenue)	4.00	1-1-2016	10,470,000	11,096,001
Illinois Series B (Miscellaneous Revenue, DEPFA Bank plc SPA) ø	2.00	10-1-2033	67,200,000	67,200,000
Illinois Toll Highway Authority Series A1 (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.42	1-1-2031	40,000,000	40,000,000
Illinois Toll Highway Authority Series A2 (Transportation Revenue, AGM Insured, PNC Bank NA SPA) ø	0.42	1-1-2031	56,200,000	56,200,000
Illinois Toll Highway Authority Series A2 (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.47	1-1-2031	23,400,000	23,400,000
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured) ø	0.43	1-1-2017	19,200,000	19,200,000
Illinois Unemployment Insurance Series A (Tax Revenue)	5.00	12-15-2016	5,200,000	5,896,540
Illinois Unemployment Insurance Series B (Tax Revenue)	4.00	6-15-2020	10,000,000	10,295,800
Illinois Unemployment Insurance Series B (Tax Revenue)	5.00	12-15-2017	4,700,000	5,278,241
Illinois Unemployment Insurance Series B (Tax Revenue)	5.00	6-15-2018	16,100,000	18,050,515
Illinois Unemployment Insurance Series B (Tax Revenue)	5.00	6-15-2019	8,500,000	9,087,860
Illinois Unrefunded Balance (Miscellaneous Revenue)	5.00	10-1-2016	3,965,000	4,008,813
Knox & Warren Counties IL Community United School District # 205 Series A (GO)	3.50	1-1-2015	500,000	516,985
Lake County IL Community Consolidated School District (GO, National Insured)	8.70	1-1-2016	1,075,000	1,205,505
Lake County IL Community High School District #117 Antioch CAB Series B (GO, National/FGIC Insured) ¤	0.00	12-1-2016	4,975,000	4,624,511
Lake County IL Forest Preservation District Series A (GO) ±	0.63	12-15-2016	1,925,000	1,915,779
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Project Series A (Tax Revenue, National Insured) ¤	0.00	6-15-2017	11,210,000	10,361,964
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2017	6,000,000	5,476,740
Regional Transportation Authority Illinois Refunding Balance Series B (Tax Revenue, GO of Authority Insured) ø	0.50	6-1-2025	15,355,000	15,355,000
Southern Illinois State University Housing & Auxiliary Facilities System Series A (Education Revenue)	4.00	4-1-2014	1,565,000	1,605,377

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Southern Illinois State University Housing & Auxiliary Facilities System Series A (Education Revenue)	4.00%	4-1-2015	$1,090,000	$1,147,247
Southern Illinois State University Housing & Auxiliary Facilities System Series A (Education Revenue)	4.00	4-1-2016	635,000	680,942
Springfield IL Electric Revenue (Utilities Revenue, National Insured)	5.00	3-1-2018	6,000,000	6,488,040
University of Illinois COP Infrastructure Project (Miscellaneous Revenue, Ambac Insured)	5.00	8-15-2013	5,800,000	5,826,506
University of Illinois COP Infrastructure Project (Miscellaneous Revenue, Ambac Insured)	5.00	8-15-2014	6,275,000	6,510,438
Western Illinois University Auxiliary Facilities System (Education Revenue)	4.00	4-1-2016	855,000	907,993
Western Illinois University Auxiliary Facilities System (Education Revenue)	4.00	4-1-2017	635,000	680,339
Will & Kendall Counties IL Community Consolidated School District # 202 (GO)	4.00	1-1-2014	925,000	941,363
Will & Kendall Counties IL Community Consolidated School District # 202 (GO)	4.00	1-1-2015	1,800,000	1,882,854
Winnebago & Boone Counties IL School Districts CAB #205 Rockford (GO, AGM Insured) ¤	0.00	2-1-2015	500,000	484,810
Winnebago & Boone Counties IL School Districts CAB #205 Rockford (GO, Ambac Insured)	5.00	2-1-2014	1,250,000	1,278,400
Winnebago County IL School District #122 Harlem-Loves Park Prerefunded Balance CAB (GO, AGM Insured) ¤	0.00	1-1-2014	1,290,000	1,287,704
Winnebago County IL School District #122 Harlem-Loves Park Unrefunded Balance CAB (GO, AGM Insured) ¤	0.00	1-1-2014	2,310,000	2,304,502

				725,412,175

Indiana: 3.40%
Indiana Bond Bank Common School Fund Advance Purchase Funding Series B (Miscellaneous Revenue, National Insured)	5.00	8-1-2013	2,000,000	2,007,120
Indiana Education Facilities Authority CAB (Education Revenue, National Insured) ¤	0.00	2-1-2015	400,000	388,388
Indiana Finance Authority Floyd Memorial Hospital & Health Refunding Balance (Health Revenue)	5.00	3-1-2014	1,810,000	1,852,245
Indiana Finance Authority HCFR Jackson County Schneck Hospital (Health Revenue)	4.00	2-15-2014	1,000,000	1,014,730
Indiana Finance Authority HCFR Jackson County Schneck Hospital (Health Revenue)	4.00	2-15-2015	1,230,000	1,270,455
Indiana Finance Authority HEFA Ascension Health Series B2 (Health Revenue)	5.00	3-1-2015	1,895,000	1,992,763
Indiana Finance Authority HEFA Ascension Health Series B3 (Health Revenue) ±	2.05	11-15-2031	70,710,000	72,142,585
Indiana Finance Authority Revenue Ohio River Bridges (IDR)	5.00	1-1-2019	57,485,000	62,687,393
Indianapolis IN Local Public Improvement Bond Bank ROC 11-R-1179 (Water & Sewer Revenue, AGM Insured, Citibank NA LIQ) ø144A	0.31	1-1-2017	24,825,000	24,825,000
Knox County IN Economic Development Good Samaritan Hospital Series A (Health Revenue)	3.00	4-1-2015	600,000	617,142
Knox County IN Economic Development Good Samaritan Hospital Series A (Health Revenue)	3.00	4-1-2016	300,000	310,542
Petersburg IN PCR Refunding Industry Power and Light (IDR, National Insured)	5.40	8-1-2017	1,000,000	1,130,400
Plainfield IN Redevelopment District Ronald Reagan Corridor Project (Tax Revenue) ±	4.88	2-1-2035	10,000,000	10,114,700
Zionsville IN Community Schools Building Corporation Floaters Series DCL 047 (Miscellaneous Revenue, Dexia Credit Local LOC, State Aid Withholding, AGM Insured, Dexia Credit Local LIQ) ø	0.29	1-15-2025	11,435,000	11,435,000

				191,788,463

Iowa: 0.48%
Iowa Finance Authority HCFR Series A (Health Revenue, AGM Insured)	3.13	8-15-2014	1,000,000	1,025,600
Iowa Finance Authority Midwestern Iowa Fertilizer Company Project (IDR)	5.00	12-1-2019	17,000,000	16,907,180

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Iowa (continued)
Iowa Student Loan Liquidity Corporation Senior Series A1 (Education Revenue)	4.40%	12-1-2018	$4,445,000	$4,866,164
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	4.00	12-1-2013	4,300,000	4,348,461

				27,147,405

Kansas: 0.13%
Kansas Development Finance Authority Series F (Health Revenue)	3.00	11-15-2013	250,000	252,403
Kansas Development Finance Authority Series F (Health Revenue)	3.00	11-15-2014	650,000	669,390
Olathe KS Recreational Facilities Various YMCA (Miscellaneous Revenue, Bank of America NA LOC) ø	0.12	11-1-2018	2,495,000	2,495,000
Wichita KS Facilities Improvement Series 3-A (Health Revenue)	5.00	11-15-2013	1,750,000	1,781,115
Wichita KS Hospital Revenue Via Christi Health System (Health Revenue)	5.00	11-15-2013	2,280,000	2,320,538

				7,518,446

Kentucky: 0.33%
Allen County KY Camp Courageous Project (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.18	12-1-2025	13,500,000	13,500,000
Ashland KY Ashland Hospital Corporation Series B (Health Revenue)	4.00	2-1-2014	1,000,000	1,019,310
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Airport Revenue, National Insured)	5.63	3-1-2014	1,230,000	1,235,129
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Airport Revenue, National Insured)	5.63	3-1-2015	2,710,000	2,720,406

				18,474,845

Louisiana: 4.05%
DeSoto Parish LA PCR Southwestern Electrical Power (Utilities Revenue) ±	3.25	1-1-2019	28,000,000	28,631,960
East Baton Rouge Parish LA Sewerage Commission Series A (Water & Sewer Revenue) ±	0.94	2-1-2046	46,000,000	46,029,900
England LA Sub District # 1 (Miscellaneous Revenue, National/FGIC Insured)	5.00	8-15-2013	1,130,000	1,136,893
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Sewer Commission Series B (Tax Revenue) ±	0.84	2-1-2049	35,500,000	35,397,405
Louisiana Local Government Environmental Facilities & CDA Louisiana Tech University Project (Housing Revenue)	3.00	7-1-2017	680,000	713,184
Louisiana Local Government Environmental Facilities & CDA Louisiana Tech University Project (Housing Revenue)	3.00	7-1-2018	525,000	545,717
Louisiana Local Government Environmental Facilities & CDA Series A (Education Revenue)	4.00	10-1-2013	1,500,000	1,513,305
Louisiana Local Government Environmental Facilities & CDA Series A (Education Revenue)	4.00	10-1-2014	1,500,000	1,561,800
Louisiana PFA Christus Health Series C3 (Health Revenue, AGM Insured)	5.00	7-1-2013	4,445,000	4,446,645
Louisiana PFA Hospital Franciscan Series B (Health Revenue)	5.00	7-1-2013	2,830,000	2,831,019
Louisiana PFA Nineteenth Judicial District Court (Miscellaneous Revenue, National/FGIC Insured)	5.00	6-1-2016	1,000,000	1,096,070
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Series A (Airport Revenue)	4.63	1-1-2015	1,120,000	1,170,635
New Orleans LA Aviation Board Series A Refunding Balance (Airport Revenue, AGM Insured)	5.00	1-1-2015	1,000,000	1,062,060
New Orleans LA Aviation Board Series B-2 Refunding Balance (Airport Revenue, AGM Insured)	5.00	1-1-2015	1,845,000	1,959,501
New Orleans LA Master Lease (GO) (i)	5.25	1-1-2018	14,192,463	14,626,326
Saint Bernard Parish LA Sales & Uses Tax (Tax Revenue)	4.00	3-1-2017	3,135,000	3,348,462

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Louisiana (continued)
Saint Bernard Parish LA Sales & Uses Tax (Tax Revenue)	4.00%	3-1-2018	$3,245,000	$3,458,521
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A1 (IDR) ø	0.33	11-1-2040	24,435,000	24,435,000
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series B1 (IDR) ø	0.30	11-1-2040	54,720,000	54,720,000

				228,684,403

Maine: 0.14%
Bucksport ME Solid Waste Disposal International Paper Series A (IDR)	4.00	3-1-2014	3,135,000	3,169,516
Maine Educational Loan Authority Class A Series A1 (Education Revenue, AGM Insured)	4.63	12-1-2013	2,675,000	2,712,557
Maine Educational Loan Authority Class A Series A1 (Education Revenue, AGM Insured)	4.95	12-1-2014	1,705,000	1,786,277

				7,668,350

Maryland: 1.66%
Baltimore County MD Economic Development Revenue Blue Circle Incorporated Project (IDR, BNP Paribas LOC) ø	0.55	12-1-2017	5,000,000	5,000,000
Maryland Health & HEFA John Hopkins Health Series A (Health Revenue) ±	0.73	5-15-2046	8,000,000	7,967,760
Maryland Health & HEFA John Hopkins Health Series B (Health Revenue) ±	0.71	5-15-2029	11,000,000	10,986,690
Maryland Health & HEFA John Hopkins Health Series B (Health Revenue) ±	1.28	5-15-2042	12,500,000	12,712,625
Maryland Health & HEFA John Hopkins Health Series C (Health Revenue) ±	0.96	5-15-2038	41,850,000	42,196,099
Washington MD Suburban Sanitary Commission (GO)	5.00	6-1-2019	12,500,000	14,886,250

				93,749,424

Massachusetts: 1.69%
Massachusetts Development Finance Agency Boston Medical Center Series C (Health Revenue, GO of Institution Insured)	5.00	7-1-2015	1,000,000	1,062,640
Massachusetts Development Finance Agency Dominion Energy Brayton Recovery Zone Series A (Utilities Revenue) ±	2.25	12-1-2041	2,665,000	2,715,875
Massachusetts Development Finance Agency Revenue Southcoast Health System Obligation Series F (Health Revenue)	3.00	7-1-2016	500,000	525,450
Massachusetts Development Finance Agency Revenue Southcoast Health System Obligation Series F (Health Revenue)	3.00	7-1-2017	500,000	526,775
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	2.75	1-1-2014	2,185,000	2,205,910
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	3.15	1-1-2015	1,810,000	1,859,304
Massachusetts HEFA Health System Catholic East (Health Revenue)	5.00	11-15-2013	1,680,000	1,708,577
Massachusetts HEFA Massachusetts Eye & Ear Infirmary Series C (Health Revenue)	5.00	7-1-2015	700,000	741,846
Massachusetts HEFA Partners Healthcare Series G6 (Health Revenue) ±	0.94	7-1-2038	40,000,000	39,606,400
Massachusetts Series A (GO) ±	0.58	9-1-2016	4,000,000	4,000,160
Massachusetts Series A (GO) ±	0.59	2-1-2014	12,070,000	12,075,794
Massachusetts Series A (GO) ø	0.72	2-1-2015	3,350,000	3,350,000
Massachusetts Series B (Miscellaneous Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø	0.19	11-1-2026	13,870,000	13,870,000
Massachusetts Various Consolidated Loan Series D (Tax Revenue) ±	0.49	1-1-2018	9,500,000	9,505,225
Massachusetts Water Resources Authority Series B (Water & Sewer Revenue, Ambac Insured)	5.25	12-1-2015	1,420,000	1,511,519

				95,265,475

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Michigan: 4.07%
Detroit MI City School District (GO, AGM/Qualified School Board Loan Fund Insured)	5.00%	5-1-2014	$1,450,000	$1,501,316
Detroit MI City School District Series DCL 045 (GO, Dexia Credit Local LOC, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) ø	0.29	5-1-2030	14,955,000	14,955,000
Detroit MI Convention Facilities Cobo Hall (Tobacco Revenue, National Insured)	5.00	9-30-2013	3,070,000	3,099,718
Detroit MI Series B (GO, AGM Insured)	5.00	4-1-2015	1,120,000	1,108,800
Detroit MI Sewer Disposal System Refunding Second Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2016	2,470,000	2,528,712
Detroit MI Sewer Disposal System Refunding Second Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2017	4,325,000	4,398,049
Detroit MI Sewer Disposal System Refunding Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.25	7-1-2018	1,450,000	1,493,225
Detroit MI Sewer Disposal System Refunding Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2014	5,000,000	5,121,700
Detroit MI Sewer Disposal System Refunding Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.50	7-1-2013	2,900,000	2,900,754
Detroit MI Sewer Disposal System Refunding Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.50	7-1-2016	1,000,000	1,049,050
Detroit MI Sewer Disposal System Refunding Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.50	7-1-2016	12,535,000	13,149,842
Detroit MI Sewer Disposal System Refunding Senior Lien Series B (Water & Sewer Revenue, National Insured)	5.50	7-1-2013	450,000	450,117
Detroit MI Sewer Disposal System Senior Lien Series A (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2016	3,000,000	3,071,310
Detroit MI Sewer Disposal System Senior Lien Series A (Water & Sewer Revenue, National Insured)	6.00	7-1-2014	800,000	827,384
Detroit MI Sewer Disposal System Senior Lien Series C (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2018	3,695,000	3,753,714
Detroit MI Water & Sewerage Disposal System Series A (Water & Sewer Revenue)	5.00	7-1-2014	1,420,000	1,443,316
Detroit MI Water & Sewerage Disposal System Series A (Water & Sewer Revenue)	5.00	7-1-2015	1,000,000	1,026,690
Detroit MI Water Supply System (Water & Sewer Revenue, National/FGIC Insured)	6.50	7-1-2015	1,720,000	1,785,343
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue)	5.00	7-1-2018	750,000	763,620
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.50	7-1-2018	9,700,000	10,161,623
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2013	6,905,000	6,906,519
Detroit MI Water Supply System Series A (Water & Sewer Revenue, National Insured) ±	5.25	7-1-2017	1,455,000	1,501,269
Detroit MI Water Supply System Series B (Water & Sewer Revenue, National Insured) ±	4.25	7-1-2016	1,075,000	1,101,230
Detroit MI Water Supply System Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2017	6,400,000	6,558,720
Detroit MI Water Supply System Series C (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2013	1,235,000	1,235,272
Detroit MI Water Supply System Series C (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2018	5,000,000	5,054,150
Detroit MI Water Supply System Series C (Water & Sewer Revenue, National Insured)	5.25	7-1-2016	1,000,000	1,001,570
Detroit MI Water Supply System Series D (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2013	1,265,000	1,265,278
Detroit Wayne County MI Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2015	1,250,000	1,325,663
Detroit Wayne County MI Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2016	1,100,000	1,180,311
Detroit Wayne County MI Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2017	1,100,000	1,180,454

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Flint MI International Academy Public School Project (Education Revenue)	5.00%	10-1-2017	$1,195,000	$1,226,225
Grand Ledge MI Public School District Refunding (GO)	5.00	5-1-2020	1,460,000	1,558,068
Huron Valley MI School District (GO, National/Qualified School Board Loan Fund Insured)	5.00	5-1-2015	2,965,000	3,192,949
Kent MI Hospital Finance Authority Spectrum Health Series A (Health Revenue) ±	5.25	1-15-2047	3,000,000	3,082,110
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	5.00	6-1-2014	16,070,000	16,658,162
Michigan Finance Authority Revenue Unemployment Obligation Assessment Series B (Miscellaneous Revenue)	5.00	7-1-2020	14,500,000	16,725,025
Michigan Finance Authority School District (Miscellaneous Revenue)	4.00	6-1-2017	800,000	851,680
Michigan Finance Authority School District (Miscellaneous Revenue)	5.00	6-1-2016	1,575,000	1,713,096
Michigan Finance Authority School District (Miscellaneous Revenue)	5.00	6-1-2017	1,500,000	1,651,140
Michigan Finance Authority Unemployment Obligation Assessment Series B (Miscellaneous Revenue)	5.00	1-1-2020	25,000,000	28,950,000
Michigan Hospital Finance Authority Sparrow Hospital Obligation (Health Revenue)	5.00	11-15-2015	1,000,000	1,075,990
Michigan Housing Development Authority Limited Greenwood Villa Project (Housing Revenue, AGM Insured)	4.75	9-15-2017	2,995,000	3,141,965
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.25	5-1-2015	990,000	1,018,562
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2016	415,000	437,356
Michigan Municipal Bond Authority Local Government Loan Program Series B (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2013	225,000	227,493
Michigan Municipal Bond Authority Local Government Loan Program Series B (Miscellaneous Revenue, Ambac Insured)	5.75	12-1-2014	3,555,000	3,712,024
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	3.50	5-1-2014	80,000	80,917
Michigan PFOTER Series 4711 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) ø144A	0.53	5-1-2029	21,300,000	21,300,000
Michigan State Building Authority Series I (Miscellaneous Revenue, AGM Insured)	5.25	10-15-2014	2,500,000	2,536,125
Michigan State Strategic Fund Obligation Dow Chemical Series B2 (IDR)	6.25	6-1-2014	6,000,000	6,251,940
Wayne County MI Airport Authority (Airport Revenue)	4.00	12-1-2013	5,000,000	5,070,100
Wayne County MI Airport Authority (Airport Revenue, AGC/MBIA/FGIC Insured)	5.00	12-1-2015	1,110,000	1,215,583
Wayne County MI Airport Authority (Airport Revenue)	5.00	12-1-2015	1,290,000	1,410,099
Wayne County MI Detroit Metropolitan Airport Junior Lien (Airport Revenue, National/FGIC Insured)	5.00	12-1-2013	3,365,000	3,426,445

				229,412,773

Minnesota: 0.91%
Central MN Municipal Power Agency Brookings Southeast Twin Cities Transmission Project (Utilities Revenue)	5.00	1-1-2017	1,215,000	1,276,503
Chaska MN Independent School District # 112 COP Series B (Miscellaneous Revenue)	3.00	12-1-2013	515,000	519,918
Chaska MN Independent School District # 112 COP Series B (Miscellaneous Revenue)	3.00	12-1-2014	530,000	546,382
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A (Health Revenue)	4.00	8-15-2014	1,200,000	1,246,116
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A1 (Health Revenue, AGM Insured)	4.00	8-15-2015	750,000	795,675
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series B (Health Revenue, AGM Insured) ±	5.00	8-15-2015	600,000	649,668

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (Miscellaneous Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.35%	8-15-2037	$1,575,000	$1,575,000
Minneapolis & St. Paul MN Housing & RDA Health Care Facilities Series A (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.35	8-15-2034	16,725,000	16,725,000
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, Ambac Insured) ±(m)(n)	0.11	11-15-2017	9,400,000	9,000,500
Minneapolis MN Fairview Health Services Series A (Health Revenue)	5.13	11-15-2013	1,935,000	1,968,417
Minneapolis MN Health Care System Fairview Health Services Series B (Health Revenue, National Insured)	5.50	5-15-2016	2,200,000	2,218,062
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series A (Health Revenue)	4.75	2-15-2015	14,455,000	14,633,086

				51,154,327

Mississippi: 0.16%
Mississippi Business Finance Corporation Gulf Opportunity Zone Series A (Utilities Revenue)	3.25	5-1-2014	950,000	958,075
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2016	495,000	546,609
Mississippi Various Refunding Capital Improvements Projects Series D (Miscellaneous Revenue) ±	0.59	9-1-2017	7,500,000	7,505,925

				9,010,609

Missouri: 0.51%
Missouri Development Finance Board Refunding and Improvement Electric System Series F (Miscellaneous Revenue)	4.00	6-1-2016	500,000	534,425
Missouri Environmental Improvement & Energy Resources Authority Kansas City Power & Light Corporation Project (IDR) ø	4.90	5-1-2038	2,000,000	2,000,000
Missouri Joint Municipal Electric Utility Commission (Utilities Revenue)	5.00	1-1-2014	1,295,000	1,323,943
Missouri Joint Municipal Electric Utility Commission (Utilities Revenue)	5.00	1-1-2015	1,380,000	1,464,580
Missouri Joint Municipal Electric Utility Commission (Utilities Revenue)	5.00	1-1-2016	1,910,000	2,086,828
Sikeston MO Electric System Refunding (Utilities Revenue, National Insured)	6.00	6-1-2014	1,000,000	1,046,110
St. Louis MO Lambert St. Louis International Airport Series B (Airport Revenue, National/FGIC Insured)	6.00	7-1-2013	50,000	50,023
St. Louis MO Municipal Finance Corporation (Miscellaneous Revenue)	5.00	2-15-2015	1,000,000	1,061,130
St. Louis MO Municipal Finance Corporation (Miscellaneous Revenue)	5.00	2-15-2016	1,000,000	1,088,410
St. Louis MO PFOTER Series 004 (Airport Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø	0.29	7-1-2026	17,910,000	17,910,000

				28,565,449

Montana: 0.04%
Forsyth MT PCR PacifiCorp Project (IDR, JPMorgan Chase & Company LOC) ø	0.07	1-1-2018	2,135,000	2,135,000
Montana Board Housing Series A2 (Housing Revenue, GO of Board Insured)	4.20	12-1-2013	105,000	106,320

				2,241,320

Nebraska: 0.24%
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12-1-2014	2,025,000	2,098,832
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12-1-2015	10,930,000	11,514,755

				13,613,587

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Nevada: 0.54%
Clark County NV Airport Revenue Jet Aviation Fuel Tax Series A (Airport Revenue, Citibank NA LIQ) ø144A	0.26%	1-1-2018	$11,250,000	$11,250,000
Clark County NV Airport Revenue Jet Aviation Fuel Tax Series A (Airport Revenue)	5.00	7-1-2019	1,000,000	1,127,100
Clark County NV Airport Revenue Jet Aviation Fuel Tax Series A (Airport Revenue)	5.00	7-1-2020	1,000,000	1,124,910
Clark County NV Airport Revenue Jet Aviation Fuel Tax Series C (Airport Revenue, Ambac Insured)	5.38	7-1-2020	650,000	650,247

Henderson NV Health Care Facilities Catholic Healthcare West Series B (Health Revenue)	5.00	7-1-2013	2,000,000	2,000,740
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	2.00	6-1-2014	450,000	448,646
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	2.00	6-1-2015	500,000	491,995
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	3.00	6-1-2016	500,000	496,395
Nevada River Commission Hoover Upgrading Project Series E (GO)	5.00	10-1-2015	4,365,000	4,785,044
Nevada River Commission Hoover Upgrading Project Series E (GO)	5.00	10-1-2016	4,595,000	5,182,287
Sparks NV Redevelopment Agency Tax Increment Area # 1 (Tax Revenue)	4.00	1-15-2014	1,260,000	1,269,904
Sparks NV Redevelopment Agency Tax Increment Area # 1 (Tax Revenue)	4.00	1-15-2015	1,520,000	1,546,418

				30,373,686

New Hampshire: 0.08%
New Hampshire HFA SFMR Series B (Housing Revenue)	5.00	7-1-2027	4,150,000	4,375,221

New Jersey: 5.41%
Atlantic City NJ Refunding Tax Appeal (GO)	4.00	11-1-2016	1,255,000	1,325,129
Atlantic City NJ Refunding Tax Appeal (GO)	4.00	11-1-2017	3,965,000	4,204,169
Casino Reinvestment Development Authority New Jersey Hotel Room Fee Revenue (Miscellaneous Revenue, Ambac Insured)	5.00	1-1-2015	2,310,000	2,418,085
Hudson County NJ COP (Miscellaneous Revenue, National Insured)	6.25	6-1-2016	2,000,000	2,242,420
Hudson County NJ Refunding County College (GO)	4.00	7-15-2017	1,000,000	1,086,680
Hudson County NJ Refunding County College (GO)	4.00	7-15-2018	1,135,000	1,240,544
Jersey City NJ Refunding (GO, State Aid Withholding, AGM Insured)	4.00	9-1-2017	1,620,000	1,759,498
Morris-Union Jointure Commission New Jersey Refunding (Miscellaneous Revenue, AGM Insured)	4.00	8-1-2015	750,000	786,135
Morris-Union Jointure Commission New Jersey Refunding (Miscellaneous Revenue, AGM Insured)	4.00	8-1-2016	2,235,000	2,368,854
New Jersey EDA Cigarette Tax (Tobacco Revenue, Radian Insured)	5.38	6-15-2014	3,500,000	3,671,220
New Jersey EDA Cigarette Tax (Tobacco Revenue, Radian Insured)	5.38	6-15-2015	8,325,000	9,117,707
New Jersey EDA Cigarette Tax Series 2012 (Tobacco Revenue)	5.00	6-15-2016	10,000,000	10,989,500
New Jersey EDA Cigarette Tax Series 2012 (Tobacco Revenue)	5.00	6-15-2017	18,520,000	20,619,798
New Jersey EDA Motor Vehicle Commission Series A (Miscellaneous Revenue, National Insured)	5.25	7-1-2016	2,190,000	2,289,382
New Jersey EDA School Facilities Construction Notes (Education Revenue) ±	0.96	2-1-2017	20,000,000	20,038,400
New Jersey EDA School Facilities Construction Notes Series DD1 (Miscellaneous Revenue)	5.00	12-15-2018	14,500,000	16,676,160
New Jersey EDA School Facilities Series C (Miscellaneous Revenue, State Aid Withholding) ±	1.86	2-1-2018	38,000,000	39,404,480
New Jersey HCFR Series 3018 (Health Revenue, AGM Insured) ø144A	0.26	7-1-2038	17,910,000	17,910,000
New Jersey HFFA Catholic Health East (Health Revenue)	5.00	11-15-2013	2,000,000	2,031,960
New Jersey Higher Education Assistance Authority Series 1B (Education Revenue)	3.00	12-1-2013	10,340,000	10,456,015
New Jersey Higher Education Assistance Authority Series 1B (Education Revenue)	5.00	12-1-2013	5,000,000	5,098,550
New Jersey Higher Education Assistance Authority Series A (Education Revenue)	5.00	6-1-2014	5,555,000	5,766,146
New Jersey PFOTER Series 4716 (Miscellaneous Revenue, National/FGIC Insured, Dexia Credit Local LIQ) ø144A	0.48	9-1-2027	25,000,000	25,000,000

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey PFOTER Series 4717 (GO, Dexia Credit Local LIQ) ø144A	0.46%	12-15-2022	$45,500,000	$45,500,000
New Jersey Tobacco Settlement Financing Corporation Series 1A (Tobacco Revenue)	5.00	6-1-2014	2,500,000	2,586,625
New Jersey Tobacco Settlement Financing Corporation Series 1A (Tobacco Revenue)	5.00	6-1-2015	1,000,000	1,067,540
New Jersey Tobacco Settlement Financing Corporation Series C (Tobacco Revenue, Morgan Stanley Bank LIQ) ø144A	0.51	6-1-2029	18,565,000	18,565,000
New Jersey Transit Corporation Federal Transit Administration Grants Series A (Miscellaneous Revenue, National/FGIC Insured)	5.00	9-15-2017	7,225,000	8,016,716
New Jersey Transit Corporation Federal Transit Administration Grants Series A (Miscellaneous Revenue, National/FGIC Insured)	5.00	9-15-2016	5,105,000	5,499,668
New Jersey Transit Corporation Series A (Miscellaneous Revenue, Ambac Insured)	5.50	9-15-2015	1,000,000	1,094,180
Newark NJ Housing Authority Newark Redevelopment Project (Miscellaneous Revenue, National Insured)	5.00	1-1-2015	1,450,000	1,520,731
Newark NJ Housing Authority Newark Redevelopment Project (Miscellaneous Revenue, National Insured)	5.00	1-1-2016	1,630,000	1,747,800
Newark NJ Housing Authority Newark Redevelopment Project (Miscellaneous Revenue, National Insured)	5.00	1-1-2017	3,455,000	3,748,226
Newark NJ TAN Series A (GO, State Aid Withholding)	1.50	2-20-2014	5,100,000	5,108,925
North Jersey District Water Supply Series C (Water & Sewer Revenue, National Insured)	5.25	7-1-2015	1,000,000	1,005,010
Rutgers University Series J (Education Revenue) %%	4.00	5-1-2018	700,000	770,539
Rutgers University Series L (Education Revenue) %%	5.00	5-1-2017	600,000	679,878
Rutgers University Series L (Education Revenue) %%	5.00	5-1-2018	300,000	343,773
Winslow Township NJ Board of Education Refunding (GO)	3.00	8-1-2017	600,000	632,430
Winslow Township NJ Board of Education Refunding (GO)	4.00	8-1-2018	425,000	465,970
Winslow Township NJ Board of Education Refunding (GO)	4.00	8-1-2019	525,000	577,264

				305,431,107

New Mexico: 0.17%
Clayton NM Jail Project Revenue (Miscellaneous Revenue, CIFC Insured)	5.00	11-1-2014	1,250,000	1,301,875
Clayton NM Jail Project Revenue (Miscellaneous Revenue, CIFC Insured)	5.00	11-1-2015	875,000	927,631
Clayton NM Jail Project Revenue (Miscellaneous Revenue, CIFC Insured)	5.00	11-1-2016	2,100,000	2,259,978
New Mexico Educational Assistance Foundation Series A2 (Education Revenue, Guaranteed Student Loans) ±	0.93	12-1-2028	4,620,000	4,596,761
New Mexico Mortgage Finance Authority SFMR Class IA2 (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.60	1-1-2039	545,000	580,169
New Mexico Mortgage Finance Authority SFMR Class ID2 (Housing Revenue, GNMA/FNMA/FHLMC Insured)	4.05	7-1-2026	180,000	180,538

				9,846,952

New York: 14.30%
Buffalo NY Sewer Authority Series F (Water & Sewer Revenue, National/FGIC Insured)	6.00	7-1-2013	355,000	355,149
Dutchess County NY Dutchess County Local Development Corporation Health Quest System Incorporated Series A (Health Revenue, AGM Insured)	4.00	7-1-2013	1,295,000	1,295,337
Dutchess County NY Dutchess County Local Development Corporation Health Quest System Incorporated Series A (Health Revenue, AGM Insured)	5.00	7-1-2014	1,085,000	1,130,679
Liberty Development Corporation New York Series 1207 (Miscellaneous Revenue) ø144A	0.23	10-1-2035	5,000,000	5,000,000
Liberty Development Corporation New York Series 1251 (Miscellaneous Revenue) ø	0.23	10-1-2035	7,914,000	7,914,000
Long Island NY Power Authority Series D (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ø	0.32	12-1-2029	48,000,000	48,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	25

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
Long Island NY Power Authority Series I (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ø	0.27%	12-1-2029	$30,950,000	$30,950,000
Long Island NY Power Authority Series L (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ø	0.30	12-1-2029	17,515,000	17,515,000
Long Island NY Power Authority Series O (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ø	0.27	12-1-2029	12,500,000	12,500,000
Metropolitan Transportation Authority New York Series G3 (Transportation Revenue) ±	0.83	11-1-2031	16,000,000	15,992,480
Metropolitan Transportation Authority New York Sub Series B3 (Tax Revenue) ±	0.96	11-1-2018	32,600,000	32,833,742
Metropolitan Transportation Authority New York Sub Series G4 (Transportation Revenue) ±	0.97	11-1-2030	12,000,000	11,978,880
Monroe County NY Airport Authority Greater Rochester International Airport (Airport Revenue, National Insured)	5.75	1-1-2014	4,010,000	4,090,802
Monroe County NY Airport Authority Greater Rochester International Airport (Airport Revenue, National Insured)	5.75	1-1-2015	5,030,000	5,292,717
Monroe County NY Airport Authority Greater Rochester International Airport (Airport Revenue, National Insured)	5.88	1-1-2016	3,830,000	4,145,286
Monroe County NY Monroe County Industrial Development Corporation Nursing Home Project (Health Revenue, FHA Insured) ø144A	0.18	8-15-2040	7,235,000	7,235,000
Nassau County NY Local Economic Assistance Winthrop University Hospital Project (Health Revenue)	4.00	7-1-2016	1,400,000	1,486,842
Nassau County NY Series A (GO, Royal Bank of Canada LIQ) ø144A	0.21	4-1-2020	10,575,000	10,575,000
New York Dormitory Authority Non Miriam Osborn Memorial Home Association (Health Revenue)	2.00	7-1-2016	1,800,000	1,818,936
New York Dormitory Authority North Shore Jewish Series B (Health Revenue) ±	0.91	5-1-2018	13,935,000	13,838,709
New York Dormitory Authority Series A (Miscellaneous Revenue)	5.00	7-1-2014	1,200,000	1,254,876
New York Energy R&D Authority Electric & Gas Corporation Series A (Utilities Revenue)	2.13	3-15-2015	19,500,000	19,739,070
New York Environmental Facilities Corporation Municipal Water Series A (Water & Sewer Revenue) %%	5.00	6-15-2017	2,250,000	2,576,498
New York Environmental Facilities Corporation Municipal Water Series A (Water & Sewer Revenue) %%	5.00	6-15-2018	750,000	869,663
New York Environmental Facilities Corporation Municipal Water Series A (Water & Sewer Revenue) %%	5.00	6-15-2019	1,000,000	1,171,720
New York Local Government Assistance Corporation Series A9V (Tax Revenue, AGM Insured) ±(m)(n)	0.12	4-1-2017	39,800,000	39,302,500
New York NY Adjusted Fiscal 2008 Sub Series C4 (GO, AGM Insured) ±(m)	0.75	10-1-2027	2,800,000	2,800,000
New York NY Adjusted Fiscal 2008 Sub Series J5 (GO, Dexia Credit Local SPA) ø	0.40	8-1-2028	8,780,000	8,780,000
New York NY Adjusted Fiscal 2008 Sub Series J7 (GO) ±	0.53	8-1-2021	19,000,000	19,201,400
New York NY Adjusted Sub Series H1 (GO, Dexia Credit Local LOC) ø	0.38	1-1-2036	24,110,000	24,110,000
New York NY Housing Development Corporation MFHR Series L2 (Housing Revenue) ±	2.00	5-1-2045	13,100,000	13,138,383
New York NY IDA Refunding Senior Trips Series A (Airport Revenue)	5.00	7-1-2016	2,250,000	2,358,360
New York NY IDA Refunding Senior Trips Series A (Airport Revenue)	5.00	7-1-2017	2,000,000	2,107,160
New York NY Municipal Water Finance Authority Adjusted 2nd Generation Resolution Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.40	6-15-2032	10,050,000	10,050,000
New York NY Municipal Water Finance Authority Series AA2 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.38	6-15-2032	33,950,000	33,950,000
New York NY Municipal Water Finance Authority Series F1 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.41	6-15-2033	41,215,000	41,215,000
New York NY Sub Series A-6 (GO, AGM Insured, Dexia Credit Local SPA) ø	0.40	11-1-2026	11,000,000	11,000,000
New York NY Sub Series F2 (GO) ±	4.40	12-15-2017	19,720,000	20,080,087

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY Transitional Finance Authority NYC Recovery Series 3 (Tax Revenue, Dexia Credit Local SPA) ø	0.40%	11-1-2022	$26,285,000	$26,285,000
New York NY Transitional Finance Authority Sub Series A3 (Tax Revenue, Dexia Credit Local SPA) ø	0.40	8-1-2023	20,000,000	20,000,000
New York NY Transitional Finance Authority Sub Series C3 (Tax Revenue, Dexia Credit Local SPA) ø	0.37	8-1-2031	33,650,000	33,650,000
New York NY Unrefunded Balance Series A (GO)	5.50	8-1-2022	1,000,000	1,003,570
New York Tobacco Settlement Financing Corporation Series B (Tobacco Revenue)	5.00	6-1-2017	6,500,000	7,316,595
New York Urban Development Corporation COP James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	33,500,000	33,663,815
Niagara Falls NY Bridge Commission Series B (Transportation Revenue, National/FGIC Insured)	5.25	10-1-2015	685,000	704,707
Oyster Bay NY BAN Series D (GO)	2.00	11-15-2013	38,495,000	38,716,346
Public Housing Capital Fund Trust I (Miscellaneous Revenue, HUD Insured) 144A	4.50	7-1-2022	12,052,411	12,543,185
Public Housing Capital Fund Trust II (Miscellaneous Revenue, HUD Insured) 144A	4.50	7-1-2022	5,093,308	5,279,111
Ramapo NY BAN Refunding (GO)	4.70	5-28-2014	5,000,000	5,047,250
Seneca County NY IDA Solid Waste Disposal Seneca Meadows Incorporated Project (IDR) ±144A	6.63	10-1-2035	12,450,000	12,510,756
Suffolk County NY Suffolk County Economic Development Corporation (Health Revenue)	5.00	7-1-2016	1,000,000	1,104,440
Suffolk County NY Refunding Series B (GO)	4.00	10-1-2015	1,000,000	1,065,070
Suffolk County NY TAN (GO)	2.00	8-14-2013	55,000,000	55,112,200
Syracuse NY Public Improvement Series B (GO, AGM Insured)	4.00	4-15-2014	850,000	872,840
Triborough Bridge & Tunnel Authority New York Various Refunding Sub Series B (Transportation Revenue) ±	0.78	1-1-2032	31,200,000	31,240,872
Triborough Bridge & Tunnel Authority New York Various Refunding Sub Series CD (Transportation Revenue, AGM Insured) ø	0.25	1-1-2019	14,400,000	14,400,000
Troy NY Troy Capital Resource Corporation Series B (Education Revenue)	5.00	9-1-2015	2,000,000	2,174,680
Westchester County NY Westchester County Healthcare Corporation Series B (Health Revenue)	4.00	11-1-2014	1,700,000	1,765,824
Westchester County NY Westchester County Healthcare Corporation Series B (Health Revenue)	5.00	11-1-2014	4,815,000	5,065,380
Westchester County NY Westchester County Healthcare Corporation Series B (Health Revenue)	5.00	11-1-2015	3,000,000	3,244,470
Yonkers NY IDA Series A (GO)	5.00	10-1-2014	1,500,000	1,576,230
Yonkers NY IDA Series A (GO)	5.00	10-1-2015	2,295,000	2,476,649
Yonkers NY IDA Series A (GO)	5.00	10-1-2016	2,000,000	2,204,940

				806,677,206

North Carolina: 0.63%
New Hanover County NC Regional Medical Center Series 2005 B2 (Health Revenue, AGM Insured, Bank of America NA SPA) ø	0.32	10-1-2023	5,435,000	5,435,000
North Carolina Eastern Municipal Power Agency Series D (Utilities Revenue)	5.00	1-1-2016	5,000,000	5,494,200
North Carolina Eastern Municipal Power Agency Series D (Utilities Revenue)	5.00	1-1-2017	10,000,000	11,264,900
North Carolina Medical Care Commission HCFR Novant Health Group Series A (Health Revenue)	5.00	11-1-2017	2,000,000	2,030,340
North Carolina Medical Care Commission University Health System Series E1 (Health Revenue) ±	5.75	12-1-2036	11,295,000	11,514,010

				35,738,450

North Dakota: 0.10%
Fargo ND Sanford Health System (Health Revenue)	4.00	11-1-2015	4,115,000	4,397,248
Ward County ND HCFA (Health Revenue)	5.25	7-1-2015	1,375,000	1,454,723

				5,851,971

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	27

Security name	Interest rate	Maturity date	Principal	Value

Ohio: 0.86%
Akron OH Sewer System (Water & Sewer Revenue, Ambac Insured)	5.00%	12-1-2014	$2,175,000	$2,267,024
Cleveland OH Airport System (Airport Revenue)	4.00	1-1-2015	5,245,000	5,457,423
Cleveland OH Municipal School District (GO, South Dakota Credit Program Insured)	4.00	12-1-2015	1,640,000	1,742,106
Cleveland OH Municipal School District (GO, South Dakota Credit Program Insured)	5.00	12-1-2016	1,705,000	1,920,256
Garfield Heights OH Reform & Improvement Project (GO, AGM Insured)	3.00	12-1-2016	2,640,000	2,717,590
Lorain County OH Port Authority EDA Series A (Health Revenue)	4.00	11-15-2018	670,000	713,898
Montgomery County OH Catholic Health Initiatives Series A (Health Revenue)	4.00	5-1-2015	1,625,000	1,665,885
Montgomery County OH Catholic Health Initiatives Series D2 (Health Revenue) ±	5.25	10-1-2038	5,500,000	5,603,675
Muskingum County OH Hospital Facilities Genesis Healthcare System Project (Health Revenue)	5.00	2-15-2016	750,000	783,293
Muskingum County OH Hospital Facilities Genesis Healthcare System Project (Health Revenue)	5.00	2-15-2017	1,575,000	1,655,656
Muskingum County OH Hospital Facilities Genesis Healthcare System Project (Health Revenue)	5.00	2-15-2018	1,000,000	1,051,990
Ohio Air Quality Development Authority Columbus Southern Power Corporation Series A (Utilities Revenue) ±	3.88	12-1-2038	2,000,000	2,047,280
Ohio Air Quality Development Authority First Energy Series A (IDR)	5.70	2-1-2014	2,500,000	2,549,450
Ohio Higher Educational Facility Commission University Hospital Health System Series A (Health Revenue)	5.00	1-15-2014	1,750,000	1,792,525
Ohio Higher Educational Facility Commission University Hospital Health System Series C (Health Revenue) ±	4.88	1-15-2039	2,050,000	2,193,336
Ohio Higher Educational Facility Commission University of Dayton Project Series B (Education Revenue) ±	1.31	7-1-2016	10,000,000	10,006,100
Warren County OH HCFR Otterbein Homes Series A (Health Revenue) %%	5.00	7-1-2018	2,000,000	2,188,160
Warren County OH HCFR Otterbein Homes Series A (Health Revenue) %%	5.00	7-1-2019	2,215,000	2,424,406

				48,780,053

Oklahoma: 0.52%
Comanche County OK Independent School District #4 Geronimo (GO)	6.25	8-15-2014	538,723	556,743
Oklahoma City OK Industrial & Cultural Facilities Series B (Health Revenue, National Insured) ±(m)(n)	0.28	6-1-2019	11,950,000	11,531,750
Oklahoma Development Finance Authority PCR Public Service Company Oklahoma Project (IDR)	5.25	6-1-2014	140,000	145,048
Oklahoma Municipal Power Authority PUTTER Series 1880 (Utilities Revenue, JPMorgan Chase & Company LIQ) ø	0.18	1-1-2015	10,090,000	10,090,000
Tulsa OK Airports Improvement Trust Series A (Airport Revenue)	4.00	6-1-2017	4,600,000	4,791,636
Woodward County OK Public Facilities Authority Series B (Tax Revenue)	3.25	9-1-2026	2,000,000	1,988,140

				29,103,317

Oregon: 0.04%
Multnomah County OR Hospital Facilities Authority Terwilliger Plaza (Health Revenue)	2.25	12-1-2015	800,000	810,240
Multnomah County OR Hospital Facilities Authority Terwilliger Plaza (Health Revenue)	4.00	12-1-2016	800,000	854,520
Oregon Facilities Authority Legacy Health System Series A (Health Revenue)	5.00	3-15-2014	750,000	772,875

				2,437,635

Other: 0.25%
Branch Banking & Trust Municipal Trust Various States (Miscellaneous Revenue, Rabobank LOC) ø144A	0.93	8-1-2014	14,316,234	14,315,948

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania: 7.29%
Allegheny County PA Airport Authority Pittsburgh International Airport (Airport Revenue, AGM Insured)	5.00%	1-1-2014	$1,350,000	$1,379,822
Allegheny County PA Airport Authority Pittsburgh International Airport (Airport Revenue, AGM Insured)	5.00	1-1-2015	1,000,000	1,061,130
Allegheny County PA Airport Authority Pittsburgh International Airport (Airport Revenue, National Insured)	5.75	1-1-2014	1,000,000	1,025,940
Allegheny County PA IDAG Duquesne Light PCR Series A (Utilities Revenue, Ambac Insured) ±	4.35	12-1-2013	1,660,000	1,682,095
Berks County PA Municipal Authority Phoebe-Devitt Homes Project Series A (Health Revenue) ø	0.76	5-1-2037	11,230,000	11,230,000
Butler County PA General Authority South Park School District Project (Miscellaneous Revenue, AGM Insured, PNC Bank NA SPA) ø	0.30	8-1-2027	10,500,000	10,500,000
Chester County PA IDA Renaissance Academy Project Series A (Education Revenue)	5.63	10-1-2015	1,245,000	1,245,012
Cumberland County PA Municipal Authority Diakon Lutheran Social Ministries (Health Revenue)	5.00	1-1-2015	2,310,000	2,440,469
Delaware County PA Authority Elwyn Project (Housing Revenue)	4.00	6-1-2016	1,650,000	1,733,028
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.10	7-1-2013	1,115,000	1,115,535
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.20	7-1-2019	3,800,000	3,800,228
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue)	5.75	7-1-2017	21,150,000	23,851,490
Delaware Valley PA Regional Finance Authority Series A (Miscellaneous Revenue, Bayerische Landesbank LOC) ø	0.32	12-1-2020	1,500,000	1,500,000
Delaware Valley PA Regional Finance Authority Series B (Miscellaneous Revenue, Bayerische Landesbank LOC) ø	0.32	12-1-2020	29,900,000	29,900,000
Delaware Valley PA Regional Finance Authority Series B (Miscellaneous Revenue, Ambac Insured)	5.60	7-1-2017	3,140,000	3,508,510
Delaware Valley PA Regional Finance Authority Series C (Miscellaneous Revenue, Bayerische Landesbank LOC) ø	0.32	12-1-2020	6,000,000	6,000,000
Delaware Valley PA Regional Finance Authority Series D (Miscellaneous Revenue, Bayerische Landesbank LOC) ø	0.32	12-1-2020	37,400,000	37,400,000
Harrisburg PA Harrisburg Authority Resources Recovery Facility Series D1 (Resource Recovery Revenue, AGM Insured) ±	5.25	12-1-2033	8,880,000	8,885,506
Harrisburg PA Harrisburg Authority Resources Guaranteed Sub Series D2 (Resource Recovery Revenue, AGM Insured) ±	5.00	12-1-2033	14,795,000	14,776,210
Lycoming County PA Health System Susquehanna Health System Project A (Health Revenue)	5.00	7-1-2014	2,050,000	2,134,604
McKeesport PA Area School District CAB Series A (GO, State Aid Withholding, Ambac Insured) ¤	0.00	10-1-2014	2,000,000	1,954,140
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.00	2-1-2014	1,880,000	1,926,511
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.00	8-1-2014	2,955,000	3,088,182
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.00	8-1-2015	2,505,000	2,710,510
Northampton County PA General Purpose Hospital Authority St. Luke’s Hospital Project Series C (Health Revenue) ±	4.50	8-15-2032	1,425,000	1,526,517
Pennsylvania EDFA Albert Einstein Healthcare Series A (Health Revenue)	5.00	10-15-2013	6,135,000	6,201,810
Pennsylvania EDFA Albert Einstein Healthcare Series A (Health Revenue)	5.25	10-15-2014	900,000	939,762
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, Ambac Insured)	5.00	12-1-2013	4,215,000	4,243,746
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, Ambac Insured)	5.00	12-1-2014	7,500,000	7,638,075
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, Ambac Insured)	5.00	12-1-2015	1,675,000	1,712,520
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project (Resource Recovery Revenue) ±	2.75	9-1-2013	4,250,000	4,257,140

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	29

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project (Resource Recovery Revenue)	5.13%	12-1-2015	$255,000	$252,453
Pennsylvania HEFAR Foundation Indiana University PA Series A (Education Revenue, Syncora Guarantee Incorporated Insured) ±	0.64	7-1-2017	3,155,000	3,126,668
Pennsylvania HEFAR University of Pittsburgh Medical Center Series E (Health Revenue)	5.00	5-15-2014	3,970,000	4,119,828
Pennsylvania Public School Building Project (Miscellaneous Revenue, Dexia Credit Local LOC, State Aid Withholding, AGM Insured, Dexia Credit Local LIQ) ø	0.56	6-1-2023	15,855,000	15,855,000
Pennsylvania Turnpike Commission Series A (Transportation Revenue) ±	0.66	12-1-2017	14,440,000	14,530,394
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	0.83	6-1-2015	13,770,000	13,826,870
Pennsylvania Turnpike Commission Series B1 (Transportation Revenue, Morgan Stanley Bank LIQ) ø144A	0.21	6-1-2040	9,000,000	9,000,000
Pennsylvania Turnpike Commission Series C (Transportation Revenue) ±	0.96	12-1-2013	15,000,000	15,036,900
Pennsylvania Turnpike Commission Series C (Transportation Revenue) ±	1.11	12-1-2014	20,000,000	20,122,000
Philadelphia PA 4th Series 1998 General Ordinance (Utilities Revenue, AGM Insured)	5.25	8-1-2015	1,150,000	1,154,152
Philadelphia PA 8th Series 1998 General Ordinance Series A (Utilities Revenue)	5.00	8-1-2013	1,000,000	1,003,900
Philadelphia PA 8th Series 1998 General Ordinance Series A (Utilities Revenue)	5.00	8-1-2014	4,045,000	4,217,843
Philadelphia PA Gas Works 18th Series CIFG (Utilities Revenue, CIFC Insured)	5.00	8-1-2014	2,000,000	2,084,300
Philadelphia PA Gas Works 17th Series 1975 General Ordinance (Utilities Revenue, AGM Insured)	5.38	7-1-2016	5,000,000	5,570,200
Philadelphia PA Gas Works 1998 General Ordinance Series A (Utilities Revenue)	5.00	8-1-2015	2,000,000	2,132,940
Philadelphia PA Gas Works 7th Series 1998 General Ordinance (Utilities Revenue, Ambac Insured)	5.00	10-1-2013	3,225,000	3,260,217
Philadelphia PA GO (GO)	4.00	8-1-2013	12,670,000	12,710,164
Philadelphia PA GO (GO)	5.00	8-1-2014	4,030,000	4,206,030
Philadelphia PA GO (GO, CIFC Insured)	5.00	8-1-2014	2,320,000	2,421,338
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2015	1,500,000	1,530,405
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2016	1,500,000	1,536,135
Philadelphia PA Housing Authority (Housing Revenue, AGM/HUD Insured)	5.25	12-1-2017	2,335,000	2,366,616
Philadelphia PA IDA Series A (Miscellaneous Revenue, National/FGIC Insured)	5.00	10-1-2013	5,625,000	5,675,906
Philadelphia PA Municipal Authority Lease Series B (Miscellaneous Revenue, AGM Insured)	5.25	11-15-2015	2,850,000	2,900,759
Philadelphia PA Municipal Authority Lease Series B (Miscellaneous Revenue, AGM Insured)	5.25	11-15-2016	1,280,000	1,302,797
Philadelphia PA RDA Transformation Initiative (Miscellaneous Revenue)	5.00	4-15-2015	1,000,000	1,068,190
Philadelphia PA RDA Transformation Initiative (Miscellaneous Revenue)	5.00	4-15-2016	1,370,000	1,503,205
Philadelphia PA RDA Transformation Initiative (Miscellaneous Revenue)	5.00	4-15-2017	1,500,000	1,669,950
Philadelphia PA Refunding Series A (GO, AGM Insured)	5.00	12-15-2015	1,315,000	1,437,650
Philadelphia PA School District Series A (GO, State Aid Withholding, Ambac Insured)	5.00	8-1-2013	3,495,000	3,509,994
Philadelphia PA School District Series A (GO, State Aid Withholding, Ambac Insured)	5.00	8-1-2015	10,105,000	10,958,974
Philadelphia PA School District Series A (GO, State Aid Withholding, Ambac Insured)	5.00	8-1-2016	5,210,000	5,626,592
Philadelphia PA School District Series B (GO, State Aid Withholding, AGM Insured)	5.00	6-1-2015	4,655,000	4,995,234
Pittsburgh PA Series A (GO)	3.00	9-1-2014	400,000	410,188
Pittsburgh PA Series A (GO)	4.00	9-1-2015	825,000	872,116
Pittsburgh PA Series A (GO)	4.00	9-1-2016	600,000	641,628

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Pittsburgh PA Water & Sewer Authority First Lien Series B1 (Water & Sewer Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.23%	9-1-2033	$10,550,000	$10,550,000
St. Mary Hospital Authority Pennsylvania Catholic Healthcare East Series B (Health Revenue)	5.00	11-15-2013	2,000,000	2,033,620
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue, State Aid Withholding)	5.00	4-1-2015	1,550,000	1,661,600
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue, State Aid Withholding)	5.00	4-1-2016	2,855,000	3,150,493
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue, State Aid Withholding)	5.00	4-1-2017	2,685,000	2,992,755
Susquehanna PA Regional Airport Authority Sub Series C (Airport Revenue)	3.00	1-1-2017	4,340,000	4,280,195
Westmoreland County PA IDA Excela Health Project (Health Revenue)	4.00	7-1-2014	1,380,000	1,423,829
Westmoreland County PA IDA Excela Health Project (Health Revenue)	4.00	7-1-2015	1,435,000	1,511,270

				411,609,790

Puerto Rico: 1.71%
Puerto Rico Commonwealth Highway & Transportation Authority Series AA (Transportation Revenue, National Insured)	5.50	7-1-2017	7,620,000	8,052,587
Puerto Rico Commonwealth Highway & Transportation Authority Series W (Tax Revenue)	5.50	7-1-2013	725,000	725,312
Puerto Rico Commonwealth Highway & Transportation Authority Series W (Tax Revenue, National Insured)	5.50	7-1-2013	1,205,000	1,205,494
Puerto Rico Commonwealth Highway & Transportation Authority Series X (Tax Revenue)	5.50	7-1-2013	725,000	725,312
Puerto Rico Electric Power Authority Revenue Series SS (Utilities Revenue, National Insured)	4.00	7-1-2014	400,000	405,320
Puerto Rico Electric Power Authority Revenue Series SS (Utilities Revenue, National Insured)	4.25	7-1-2017	550,000	552,475
Puerto Rico Electric Power Authority Series KK (Utilities Revenue, National Insured)	5.50	7-1-2016	4,870,000	5,119,539
Puerto Rico Electric Power Authority Series LL (Utilities Revenue, National Insured)	5.50	7-1-2017	8,100,000	8,541,369
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue, HUD Insured)	5.50	12-1-2015	2,000,000	2,173,000
Puerto Rico Highway & Transportation Series Z (Tax Revenue, National Insured)	6.25	7-1-2015	2,225,000	2,363,373
Puerto Rico PFOTER Series 4147 (Utilities Revenue, Dexia Credit Local LOC, FSA/FGIC Insured) ø	0.56	7-1-2033	33,460,000	33,460,000
Puerto Rico Public Buildings Authority Government Facilities Series F (Miscellaneous Revenue, CIFG Insured)	5.25	7-1-2017	7,700,000	7,926,842
Puerto Rico Sales Tax Financing Corporation MSTR Series SGC-4 Class A (Tax Revenue, Societe Generale LIQ) ø	0.31	8-1-2057	25,000,000	25,000,000

				96,250,623

Rhode Island: 0.05%
Providence RI Series A (GO, AGM Insured)	4.00	1-15-2014	1,830,000	1,863,709
Rhode Island Health & Educational Building Corporation Providence Public Schools Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2014	1,175,000	1,214,727

				3,078,436

South Carolina: 0.42%
Berkeley County SC Pollution Control Facilities Generating Company Project (Utilities Revenue)	4.88	10-1-2014	2,860,000	2,968,966

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	31

Security name	Interest rate	Maturity date	Principal	Value

South Carolina (continued)
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00%	1-1-2014	$110,149	$98,698
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2015	119,099	92,566
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2016	132,758	97,041
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2017	179,606	119,961
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2018	198,490	112,290
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2019	216,089	107,988
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2020	235,042	108,998
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2021	278,784	121,625
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2022	294,812	115,142
Connector 2000 Association Incorporated CAB Series A1 (Transportation Revenue) ¤	0.00	1-1-2032	5,488,483	707,356
Connector 2000 Association Incorporated CAB Series A1 (Transportation Revenue) ¤	0.00	1-1-2042	9,216,631	572,629
Connector 2000 Association Incorporated CAB Series A1 (Transportation Revenue) ¤	0.00	7-22-2051	12,276,868	131,240
Connector 2000 Association Incorporated CAB Series B1 (Transportation Revenue) ¤	0.00	1-1-2032	2,601,085	37,456
Connector 2000 Association Incorporated CAB Series B1 (Transportation Revenue) ¤	0.00	7-22-2051	8,327,034	33,724
Georgetown County SC Environmental Improvement International Paper Company Project Series A (IDR)	5.95	3-15-2014	2,300,000	2,358,259
Lexington County SC Health Services Incorporated (Health Revenue)	5.00	11-1-2014	500,000	526,075
Newberry SC Investing in Newberry County School District Project (Miscellaneous Revenue)	5.25	12-1-2014	1,000,000	1,058,470
Orangeburg County SC Joint Government Action Authority (Tax Revenue, National Insured)	5.00	10-1-2013	1,100,000	1,108,294
Piedmont Municipal Power Agency South Carolina Unrefunded Balance 2004 Series A (Utilities Revenue, FGIC Insured)	6.50	1-1-2016	1,860,000	2,098,173
South Carolina Jobs EDA Anmed Health Project (Health Revenue)	3.00	2-1-2015	225,000	231,388
South Carolina Jobs EDA Anmed Health Project (Health Revenue)	5.00	2-1-2015	1,145,000	1,213,494
South Carolina Jobs EDA Improvement Palmetto Health Project (Health Revenue) ±	0.81	8-1-2039	9,555,000	9,547,165

				23,566,998

South Dakota: 0.01%
Lower Brule Sioux Tribe of South Dakota Series B (GO)	5.15	5-1-2014	830,000	806,387

Tennessee: 4.04%
Chattanooga-Hamilton County TN Hospital Authority (Health Revenue, AGM Insured)	5.00	10-1-2013	6,050,000	6,119,878
Chattanooga-Hamilton County TN Hospital Authority (Health Revenue, AGM Insured)	5.00	10-1-2014	5,735,000	6,029,952
Clarksville TN Natural Gas Acquisition Corporation (Utilities Revenue)	5.00	12-15-2016	1,730,000	1,878,797
Clarksville TN Natural Gas Acquisition Corporation (Utilities Revenue)	5.00	12-15-2017	815,000	893,020
Clarksville TN Water Sewer & Gas Refunding (Water & Sewer Revenue)	4.00	2-1-2017	835,000	909,056
Johnson City TN HEFA Board 1st Mortgage Mountain States (Health Revenue)	3.00	7-1-2013	3,535,000	3,535,636
Knox County TN HEFA Catholic Healthcare Series C4 (Health Revenue, Ambac Insured) ±(m)(n)	0.39	4-1-2019	5,035,000	4,921,713
Metropolitan Nashville & Davidson County TN County HEFA Vanderbilt University Series B (Education Revenue) ±	0.66	10-1-2038	11,000,000	11,000,660
Montgomery County TN Public Building Authority Tennessee County Loan Pool (Miscellaneous Revenue, Bank of America NA LOC) ø	0.17	2-1-2036	18,645,000	18,645,000
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1578 (Utilities Revenue, JPMorgan Chase & Company LIQ) ø	0.17	12-1-2016	40,000,000	40,000,000

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Tennessee (continued)
Shelby County TN Health Educational & Housing Facilities Series 2004A (Health Revenue)	5.00%	9-1-2015	$2,750,000	$2,989,113
Tennergy Corporation Tennessee Gas Revenue PUTTER Series 1258Q (Utilities Revenue, JPMorgan Chase & Company LIQ) ø	0.17	5-1-2016	36,370,000	36,370,000
Tennessee Energy Acquisition Corporation Series 2006A (Utilities Revenue)	5.25	9-1-2019	6,005,000	6,532,479
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2014	9,230,000	9,572,433
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2015	19,040,000	20,083,582
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2016	7,130,000	7,595,233
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	5,330,000	5,797,388
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2018	3,300,000	3,604,161
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2015	12,350,000	12,908,467
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2017	14,000,000	14,996,380
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2018	8,215,000	8,823,732
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2019	4,180,000	4,484,931

				227,691,611

Texas: 6.85%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, National Insured)	5.00	8-15-2034	2,920,000	2,935,009
Central TX Regional Mobility Authority (Transportation Revenue)	5.75	1-1-2017	500,000	556,215
Central TX Regional Mobility Authority Senior Lien Series A (Transportation Revenue) ±	3.00	1-1-2045	8,000,000	8,118,720
Central TX Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2017	1,000,000	1,072,330
Central TX Regional Mobility Authority Subordinated Lien (Transportation Revenue)	5.00	1-1-2016	250,000	262,365
Central TX Regional Mobility Authority Subordinated Lien (Transportation Revenue)	5.00	1-1-2018	250,000	265,620
Central TX Regional Mobility Authority Subordinated Lien (Transportation Revenue)	5.00	1-1-2019	750,000	796,650
Harris County TX Cultural Education Facilities Finance Corporation Memorial Hermann Hospital Series A (Health Revenue)	2.75	6-1-2014	2,380,000	2,419,484
Harris County TX Cultural Education Facilities Finance Corporation Memorial Hermann Hospital Series A (Health Revenue)	3.13	6-1-2015	2,290,000	2,383,134
Harris County TX Cultural Education Facilities Finance Corporation Methodist Hospital System Series B (Health Revenue)	5.25	12-1-2013	3,000,000	3,059,490
Houston TX Airport System Revenue Class A (Airport Revenue, AGM/FGIC Insured, Citibank NA SPA) ø144A	0.21	7-1-2032	10,000,000	10,000,000
Houston TX Airport System Revenue Class B (Education Revenue) ±	0.59	5-15-2048	20,000,000	20,006,000
Houston TX Housing Finance Corporation Series A (Housing Revenue, GNMA/FNMA Insured) ±	6.75	6-1-2033	465,000	480,475
Houston TX Utility System Revenue Series C (Water & Sewer Revenue) ±	0.66	5-15-2034	90,000,000	90,879,300
Laredo TX Public Property Finance Contractual Obligation (GO)	3.88	2-15-2018	3,355,000	3,589,078
Love Field TX Airport Modernization Corporation Southwest Airlines Company Project (Airport Revenue)	5.00	11-1-2016	5,000,000	5,340,150
Lower Colorado River Texas Revenue Authority Unrefunded Balance 2012 Series A (Miscellaneous Revenue, AGM Insured)	5.88	5-15-2015	1,510,000	1,516,659
Mansfield TX Independent School District (GO) ±	1.75	8-1-2042	8,245,000	8,281,278
North Texas Health Facilities Development Corporation United Regional Health Care System (Health Revenue, AGM Insured)	5.00	9-1-2017	850,000	953,921
North Texas Higher Education Authority Incorporated Student Loan Series 1 Class A1 (Education Revenue) ±	0.68	7-1-2019	6,305,000	6,304,874

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	33

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
North Texas Higher Education Authority Series 2 Class A (Education Revenue) ±	1.28%	4-1-2037	$12,335,000	$12,335,247
Plano TX Health Facilities Development Corporation (Miscellaneous Revenue, Bank of America NA LOC) ø	0.17	1-1-2020	2,950,000	2,950,000
San Antonio TX Energy Acquisition Public Facility Corporation (Utilities Revenue)	5.25	8-1-2018	510,000	560,939
Texas Affordable Housing Corporation (Housing Revenue, GNMA/FNMA Insured)	5.50	9-1-2038	185,000	190,391
Texas Municipal Gas Acquisition & Supply Corporation II Series 1993B (Utilities Revenue, BNP Paribas LIQ) ø	0.21	9-15-2018	22,600,000	22,600,000
Texas Municipal Gas Acquisition & Supply Corporation II Series A (Utilities Revenue) ±	0.88	9-15-2017	6,870,000	6,828,024
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2017	6,450,000	7,064,621
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2018	4,500,000	4,957,290
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2019	7,000,000	7,698,740
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.00	12-15-2016	40,000	43,302
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.25	12-15-2017	1,000,000	1,101,850
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	51,310,000	51,024,203
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.73	12-15-2017	1,105,000	1,087,773
Texas Transportation Commission State Highway Series B (Transportation Revenue, Banco Bilboa Vizcaya SPA) ø	0.40	4-1-2026	24,150,000	24,150,000
Texas Transportation Commission Turnpike System First Tier PUTTER Series B (Transportation Revenue) ±	1.25	8-15-2042	4,000,000	4,002,240
Waco TX Educational Finance Corporation Series 5WX (Education Revenue, JPMorgan Chase Bank SPA) ø	0.25	2-1-2032	59,360,000	59,360,000
Waco TX Educational Finance Corporation Series 5WX (Education Revenue) ø144A	0.31	3-1-2043	11,150,000	11,150,000

				386,325,372

Utah: 0.03%
Utah Charter School Finance Authority North Davis Preparatory (Education Revenue)	5.00	7-15-2015	345,000	354,650
Utah Charter School Finance Authority Summit Academy Series A (Education Revenue)	5.13	6-15-2017	1,195,000	1,230,993

				1,585,643

Vermont: 0.68%
Burlington VT Electric Series A (Utilities Revenue, Ambac Insured)	5.38	7-1-2013	605,000	605,212
Burlington VT Electric Series A (Utilities Revenue, Ambac Insured)	5.38	7-1-2014	1,145,000	1,148,664
Vermont Student Assistance Corporation Education Loan Revenue Series BCL-A1 (Education Revenue) ±	1.77	6-1-2022	36,648,728	36,762,339

				38,516,215

Virgin Islands: 0.50%
Virgin Islands PFA Matching Fund Loan Notes Diageo Series A (Miscellaneous Revenue)	6.00	10-1-2014	2,100,000	2,192,673
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series A (Water & Sewer Revenue)	5.00	10-1-2014	1,020,000	1,067,583
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue)	5.00	10-1-2013	2,500,000	2,526,700
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue)	5.00	10-1-2014	885,000	926,285
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2013	3,250,000	3,279,153
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2014	2,250,000	2,347,605
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2016	7,500,000	8,079,825
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Tax Revenue)	4.00%	10-1-2014	600,000	620,526

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Virgin Islands (continued)
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Miscellaneous Revenue)	5.00	10-1-2013	$605,000	$610,427
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Tax Revenue)	5.00	10-1-2015	620,000	664,305
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	4.00	7-1-2013	3,500,000	3,500,420
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	4.00	7-1-2014	2,500,000	2,533,100

				28,348,602

Virginia: 0.69%
Albemarle County VA IDR Jefferson Scholars Foundation Project (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.18	10-1-2037	14,000,000	14,000,000
Fairfax County VA EDA Mount Vernon Ladies Association Project (IDR, SunTrust Bank LOC) ø	0.18	6-1-2037	7,700,000	7,700,000
Louisa VA IDA Electric & Power Company Project Series A (Utilities Revenue) ±	5.38	11-1-2035	2,000,000	2,043,300
Marquis VA CDA CAB Series A (Tax Revenue)	5.10	9-1-2036	2,169,000	1,660,955
Marquis VA CDA CAB Series C (Tax Revenue) ¤	0.00	9-1-2041	3,493,000	319,505
Richmond VA Government Facilities (Miscellaneous Revenue, Ambac Insured)	5.00	7-15-2013	360,000	360,590
Smyth County VA IDA Mountain States Health Alliance (Health Revenue)	5.00	7-1-2013	3,670,000	3,671,211
Virginia College Building Authority Regent University Project (Education Revenue)	5.00	6-1-2014	535,000	553,623
Virginia Housing Development Authority Series A5 (Housing Revenue, GO of Authority Insured)	3.90	7-1-2013	600,000	600,150
Virginia Housing Development Authority Series A5 (Housing Revenue, GO of Authority Insured)	4.20	7-1-2014	750,000	772,560
Virginia Housing Development Authority Series A5 (Housing Revenue)	4.50	1-1-2018	2,850,000	2,907,827
Virginia Housing Development Authority Series A5 (Housing Revenue)	4.50	1-1-2019	2,800,000	2,856,812
Virginia Housing Development Authority Series C3 (Housing Revenue)	4.25	7-1-2013	1,500,000	1,500,405

				38,946,938

Washington: 0.23%
Energy Northwest Washington Electric Project 1 Series A (Utilities Revenue)	5.00	7-1-2014	3,410,000	3,573,714
King County WA Public Hospital District # 001 Series A (Health Revenue)	5.00	6-15-2014	1,520,000	1,556,602
Port Kalama WA Series B (Airport Revenue)	5.25	12-1-2015	500,000	543,480
Port Moses Lake WA Series A (GO, Syncora Guarantee Incorporated Insured)	4.25	12-1-2013	185,000	187,695
Washington EDFA Series D (Resource Recovery Revenue) ±	2.00	11-1-2017	3,000,000	3,023,730
Washington HCFA Series A (Health Revenue)	5.00	8-15-2013	1,250,000	1,257,213
Washington HCFA Series A (Health Revenue)	5.00	8-15-2014	1,500,000	1,566,465
Washington HEFAR Whitworth University Project (Education Revenue)	4.00	10-1-2013	630,000	634,782
Washington HEFAR Whitworth University Project (Education Revenue)	4.00	10-1-2014	790,000	816,749

				13,160,430

West Virginia: 0.15%
Berkeley County WV Public Service Sewer Series A (Miscellaneous Revenue)	4.55	10-1-2014	545,000	549,578
West Virginia EDA PCR Series D (Utilities Revenue) ±	4.85	5-1-2019	7,600,000	7,656,012

				8,205,590

Wisconsin: 1.32%
Milwaukee WI RDA Public Schools Refunding Series A (Miscellaneous Revenue)	5.00	8-1-2018	6,070,000	6,997,375
Milwaukee WI RDA Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	0.95	12-1-2038	3,005,000	3,005,000
Racine WI Elderly Housing Authority (Housing Revenue) ø	0.95	10-1-2042	1,800,000	1,800,000
University of Wisconsin Hospital & Clinics Authority Series A (Health Revenue, JPMorgan Chase & Company LIQ) ø144A	0.16%	10-1-2020	5,020,000	5,020,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	35

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin: 1.32%
Wisconsin HEFA Ascension Health Alliance Series B (Health Revenue) ±	4.00	11-15-2043	$12,000,000	$13,029,360
Wisconsin HEFA Aurora Healthcare Incorporated Series A (Health Revenue)	5.00	4-15-2014	1,500,000	1,552,050
Wisconsin HEFA Aurora Healthcare Incorporated Series B (Health Revenue)	5.00	7-15-2014	6,000,000	6,268,920
Wisconsin HEFA Froedtert & Community Healthcare (Health Revenue)	4.00	4-1-2014	1,250,000	1,280,988
Wisconsin HEFA Medical College Incorporated (Health Revenue)	4.00	12-1-2013	1,295,000	1,309,439
Wisconsin HEFA Medical College Incorporated (Health Revenue)	4.00	12-1-2015	1,310,000	1,375,015
Wisconsin HEFA Medical College Incorporated (Health Revenue)	5.00	12-1-2014	1,350,000	1,417,811
Wisconsin HEFA Mercy Alliance Incorporated Project Series A (Health Revenue)	5.00	6-1-2019	5,090,000	5,337,730
Wisconsin HEFA Ministry Healthcare Series A (Health Revenue)	4.00	8-15-2014	1,000,000	1,034,970
Wisconsin HEFA Ministry Healthcare Series A (Health Revenue)	5.00	8-15-2015	1,750,000	1,878,625
Wisconsin HEFA Ministry Healthcare Series C (Health Revenue)	5.00	8-15-2016	500,000	551,460
Wisconsin HEFA Series 2113 (Health Revenue, Morgan Stanley Bank LIQ) ø	0.14	8-15-2034	4,965,726	4,965,726
Wisconsin HEFA ThedaCare Incorporated (Health Revenue)	5.00	12-15-2014	1,060,000	1,112,152
Wisconsin HEFA ThedaCare Incorporated Series A (Health Revenue)	5.00	12-15-2014	1,730,000	1,829,510
Wisconsin HEFA ThedaCare Incorporated Series B (Health Revenue)	4.00	12-15-2014	3,405,000	3,551,516
Wisconsin HEFA Wheaton Healthcare Series B (Health Revenue) ±	4.75	8-15-2025	10,750,000	11,162,908

				74,480,555

Total Municipal Obligations (Cost $5,458,716,499)				5,490,478,839

	Yield		Shares

Short-Term Investments : 0.68%

Investment Companies: 0.68%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		38,565,665	38,565,665

Total Short-Term Investments (Cost $38,565,665)				38,565,665

Total investments in securities
(Cost $5,497,282,164)*	97.98%	5,529,044,504
Other assets and liabilities, net	2.02	113,791,348

Total net assets	100.00%	$5,642,835,852

±	Variable rate investment. The rate shown is the rate in effect at period end.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

¤	Security issued in zero coupon form with no periodic interest payments.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

%%	Security issued on a when-issued basis.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $5,497,445,680 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$45,786,039
Gross unrealized depreciation	(14,187,215)

Net unrealized appreciation	$31,598,824

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Short-Term Municipal Bond Fund	Statement of assets and liabilities—June 30, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$5,490,478,839
In affiliated securities, at value (see cost below)	38,565,665

Total investments, at value (see cost below)	5,529,044,504
Cash	194
Receivable for investments sold	176,771,971
Receivable for Fund shares sold	26,514,402
Receivable for interest	30,475,427
Prepaid expenses and other assets	185,911

Total assets	5,762,992,409

Liabilities
Dividends payable	805,429
Payable for investments purchased	75,439,216
Payable for Fund shares redeemed	41,077,807
Advisory fee payable	701,438
Distribution fees payable	107,544
Due to other related parties	923,337
Accrued expenses and other liabilities	1,101,786

Total liabilities	120,156,557

Total net assets	$5,642,835,852

NET ASSETS CONSIST OF
Paid-in capital	$5,602,582,642
Overdistributed net investment income	(158,728)
Accumulated net realized gains on investments	8,649,598
Net unrealized gains on investments	31,762,340

Total net assets	$5,642,835,852

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$1,620,994,017
Shares outstanding – Class A	162,627,045
Net asset value per share – Class A	$9.97
Maximum offering price per share – Class A2	$10.17
Net assets – Class C	$172,364,476
Shares outstanding – Class C	17,291,315
Net asset value per share – Class C	$9.97
Net assets – Administrator Class	$547,805,735
Shares outstanding – Administrator Class	54,825,453
Net asset value per share – Administrator Class	$9.99
Net assets – Institutional Class	$1,185,686,839
Shares outstanding – Institutional Class	118,740,344
Net asset value per share – Institutional Class	$9.99
Net assets – Investor Class	$2,115,984,785
Shares outstanding – Investor Class	212,060,615
Net asset value per share – Investor Class	$9.98

Investments in unaffiliated securities, at cost	$5,458,716,499

Investments in affiliated securities, at cost	$38,565,665

Total investments, at cost	$5,497,282,164

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2013	Wells Fargo Advantage Short-Term Municipal Bond Fund	37

Investment income
Interest	$89,509,296
Income from affiliated securities	10,682

Total investment income	89,519,978

Expenses
Advisory fee	15,528,714
Administration fees
Fund level	2,603,552
Class A	2,489,139
Class C	313,764
Administrator Class	270,713
Institutional Class	889,699
Investor Class	4,048,192
Shareholder servicing fees
Class A	3,889,280
Class C	490,256
Administrator Class	662,257
Investor Class	5,266,046
Distribution fees
Class C	1,470,767
Custody and accounting fees	265,179
Professional fees	69,762
Registration fees	321,536
Shareholder report expenses	278,581
Trustees’ fees and expenses	38,288
Other fees and expenses	103,082

Total expenses	38,998,807
Less: Fee waivers and/or expense reimbursements	(7,521,426)

Net expenses	31,477,381

Net investment income	58,042,597

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	17,414,533
Futures transactions	1,437

Net realized gains on investments	17,415,970

Net change in unrealized gains (losses) on:
Unaffiliated securities	(21,447,756)
Futures transactions	142,050

Net change in unrealized gains (losses) on investments	(21,305,706)

Net realized and unrealized gains (losses) on investments	(3,889,736)

Net increase in net assets resulting from operations	$54,152,861

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Short-Term Municipal Bond Fund	Statement of changes in net assets

	Year ended June 30, 2013		Year ended June 30, 2012

Operations
Net investment income		$58,042,597		$82,530,755
Net realized gains on investments		17,415,970		12,676,065
Net change in unrealized gains (losses) on investments		(21,305,706)		20,450,938

Net increase in net assets resulting from operations		54,152,861		115,657,758

Distributions to shareholders from
Net investment income
Class A		(17,116,212)		(24,742,661)
Class C		(719,670)		(2,419,495)
Administrator Class		(2,889,924)		(1,867,786)
Institutional Class		(14,438,406)		(17,340,905)
Investor Class		(22,878,319)		(36,162,412)
Net realized gains
Class A		(5,529,868)		(1,279,665)
Class C		(716,313)		(199,138)
Administrator Class		(730,898)		(78,071)
Institutional Class		(3,995,780)		(755,454)
Investor Class		(7,645,658)		(1,868,820)

Total distributions to shareholders		(76,661,048)		(86,714,407)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	111,103,829	1,112,290,874	94,987,310	947,468,680
Class C	3,221,458	32,254,648	5,471,956	54,583,653
Administrator Class	51,063,902	512,339,686	16,901,995	169,211,296
Institutional Class	114,259,383	1,146,001,032	70,567,620	705,034,742
Investor Class	106,896,556	1,071,152,736	87,956,771	878,212,042

		3,874,038,976		2,754,510,413

Reinvestment of distributions
Class A	2,154,169	21,565,411	2,318,599	23,119,794
Class C	123,981	1,241,405	199,288	1,986,425
Administrator Class	225,232	2,259,554	59,577	596,446
Institutional Class	919,449	9,220,522	732,712	7,319,920
Investor Class	2,675,946	26,818,104	3,327,001	33,203,834

		61,104,996		66,226,419

Payment for shares redeemed
Class A	(97,338,364)	(974,148,737)	(53,997,493)	(538,715,470)
Class C	(7,170,797)	(71,791,323)	(4,865,212)	(48,518,000)
Administrator Class	(16,529,159)	(165,849,612)	(3,044,069)	(30,436,909)
Institutional Class	(89,777,033)	(900,043,211)	(48,662,336)	(486,521,519)
Investor Class	(103,027,747)	(1,032,250,275)	(65,061,801)	(649,725,752)

		(3,144,083,158)		(1,753,917,650)

Net increase in net assets resulting from capital share transactions		791,060,814		1,066,819,182

Total increase in net assets		768,552,627		1,095,762,533

Net assets
Beginning of period		4,874,283,225		3,778,520,692

End of period		$5,642,835,852		$4,874,283,225

Overdistributed net investment income		$(158,728)		$(158,794)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Municipal Bond Fund	39

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2013	2012	2011	2010	2009[1]
Net asset value, beginning of period	$10.01	$9.94	$9.88	$9.64	$9.70
Net investment income	0.11	0.19	0.25	0.27	0.38
Net realized and unrealized gains (losses) on investments	0.00 [2]	0.08	0.07	0.24	(0.06)

Total from investment operations	0.11	0.27	0.32	0.51	0.32
Distributions to shareholders from
Net investment income	(0.11)	(0.19)	(0.25)	(0.27)	(0.38)
Net realized gains	(0.04)	(0.01)	(0.01)	0.00	0.00

Total distributions to shareholders	(0.15)	(0.20)	(0.26)	(0.27)	(0.38)
Net asset value, end of period	$9.97	$10.01	$9.94	$9.88	$9.64
Total return[3]	1.07%	2.77%	3.21%	5.37%	3.39%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.78%	0.79%	0.80%	0.87%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.10%	1.91%	2.48%	2.59%	4.14%
Supplemental data
Portfolio turnover rate	39%[4]	72%	75%	78%	101%
Net assets, end of period (000s omitted)	$1,620,994	$1,467,816	$1,027,653	$794,709	$135,320

1.	For the period from July 18, 2008 (commencement of operations) to June 30, 2009

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Short-Term Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.01	$9.94	$9.89	$9.64	$9.66
Net investment income	0.04	0.12	0.17	0.20	0.32
Net realized and unrealized gains (losses) on investments	0.00 [1]	0.08	0.06	0.25	(0.02)

Total from investment operations	0.04	0.20	0.23	0.45	0.30
Distributions to shareholders from
Net investment income	(0.04)	(0.12)	(0.17)	(0.20)	(0.32)
Net realized gains	(0.04)	(0.01)	(0.01)	0.00	0.00

Total distributions to shareholders	(0.08)	(0.13)	(0.18)	(0.20)	(0.32)
Net asset value, end of period	$9.97	$10.01	$9.94	$9.89	$9.64
Total return[2]	0.32%	2.01%	2.34%	4.67%	3.25%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.53%	1.54%	1.56%	1.61%
Net expenses	1.35%	1.35%	1.35%	1.35%	1.36%
Net investment income	0.37%	1.18%	1.74%	1.80%	3.36%
Supplemental data
Portfolio turnover rate	39%[3]	72%	75%	78%	101%
Net assets, end of period (000s omitted)	$172,364	$211,286	$201,870	$184,885	$21,599

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Municipal Bond Fund	41

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$10.03	$9.96	$9.94
Net investment income	0.11	0.19	0.23
Net realized and unrealized gains (losses) on investments	0.00 [2]	0.08	0.03

Total from investment operations	0.11	0.27	0.26
Distributions to shareholders from
Net investment income	(0.11)	(0.19)	(0.23)
Net realized gains	(0.04)	(0.01)	(0.01)

Total distributions to shareholders	(0.15)	(0.20)	(0.24)
Net asset value, end of period	$9.99	$10.03	$9.96
Total return[3]	1.07%	2.77%	2.58%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.72%	0.65%
Net expenses	0.60%	0.60%	0.60%
Net investment income	1.07%	1.82%	2.56%
Supplemental data
Portfolio turnover rate	39%[4]	72%	75%
Net assets, end of period (000s omitted)	$547,806	$201,225	$61,238

1.	For the period from July 30, 2010 (commencement of class operations) to June 30, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

4.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Short-Term Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.02	$9.96	$9.90	$9.66	$9.68
Net investment income	0.13	0.21	0.27	0.29	0.41
Net realized and unrealized gains (losses) on investments	0.01	0.07	0.07	0.24	(0.02)

Total from investment operations	0.14	0.28	0.34	0.53	0.39
Distributions to shareholders from
Net investment income	(0.13)	(0.21)	(0.27)	(0.29)	(0.41)
Net realized gains	(0.04)	(0.01)	(0.01)	0.00	0.00

Total distributions to shareholders	(0.17)	(0.22)	(0.28)	(0.29)	(0.41)
Net asset value, end of period	$9.99	$10.02	$9.96	$9.90	$9.66
Total return	1.37%	2.88%	3.41%	5.58%	4.21%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.45%	0.46%	0.46%	0.55%
Net expenses	0.40%	0.40%	0.40%	0.39%	0.40%
Net investment income	1.30%	2.10%	2.70%	2.76%	4.15%
Supplemental data
Portfolio turnover rate	39%[1]	72%	75%	78%	101%
Net assets, end of period (000s omitted)	$1,185,687	$935,583	$703,955	$359,155	$6,123

1.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Municipal Bond Fund	43

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.02	$9.95	$9.90	$9.65	$9.67
Net investment income	0.11	0.19	0.24	0.27	0.39
Net realized and unrealized gains (losses) on investments	0.00 [1]	0.08	0.06	0.25	(0.02)

Total from investment operations	0.11	0.27	0.30	0.52	0.37
Distributions to shareholders from
Net investment income	(0.11)	(0.19)	(0.24)	(0.27)	(0.39)
Net realized gains	(0.04)	(0.01)	(0.01)	0.00	0.00

Total distributions to shareholders	(0.15)	(0.20)	(0.25)	(0.27)	(0.39)
Net asset value, end of period	$9.98	$10.02	$9.95	$9.90	$9.65
Total return	1.04%	2.74%	3.07%	5.41%	3.98%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.81%	0.82%	0.86%	0.92%
Net expenses	0.63%	0.63%	0.63%	0.66%	0.66%
Net investment income	1.07%	1.89%	2.45%	2.63%	4.10%
Supplemental data
Portfolio turnover rate	39%[2]	72%	75%	78%	101%
Net assets, end of period (000s omitted)	$2,115,985	$2,058,375	$1,783,805	$1,992,055	$1,019,054

1.	Amount is less than $0.005.

2.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Short-Term Municipal Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Short-Term Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Notes to financial statements	Wells Fargo Advantage Short-Term Municipal Bond Fund	45

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

46	Wells Fargo Advantage Short-Term Municipal Bond Fund	Notes to financial statements
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in Securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Municipal obligations	$0	$5,419,491,001	$70,987,838	$5,490,478,839

Short-term investments
Investment companies	38,565,665	0	0	38,565,665
	$38,565,665	$5,419,491,001	$70,987,838	$5,529,044,504

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal obligations
Balance as of June 30, 2012	$96,877,941
Accrued discounts (premiums)	702,516
Realized gains (losses)	3,707,101
Change in unrealized gains (losses)	2,697,354
Purchases	19,877,919
Sales	(52,874,993)
Transfers into Level 3	0
Transfers out of Level 3	0

Balance as of June 30, 2013	$70,987,838
Change in unrealized gains (losses) relating to securities still held at June 30, 2013	$2,056,834

The investment type categorized above was valued using indicative broker quotes and are therefore considered level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2013, the advisory fee was equivalent to an annual rate of 0.29% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage Short-Term Municipal Bond Fund	47

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 1.35% for Class C shares, 0.60% for Administrator Class shares, 0.40% for Institutional Class shares, and 0.63% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended June 30, 2013, Wells Fargo Funds Distributor, LLC received $21,827 from the sale of Class A shares and $13,450 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2013 were $1,344,508,894 and $1,513,369,551, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2013, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2013 the Fund did not have any open futures contracts but had an average notional amount of $47,618,408 in short futures contracts during the year ended June 30, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2013, the Fund paid $6,501 in commitment fees.

48	Wells Fargo Advantage Short-Term Municipal Bond Fund	Notes to financial statements

For the year ended June 30, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	Year ended June 30,
	2013	2012
Ordinary income	$2,251,106	$42,449
Tax-exempt income	58,042,531	82,533,259
Long-term capital gain	16,367,411	4,138,699

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$1,466,172	$666,903	$7,346,943	$31,598,824

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Short-Term Municipal Bond Fund	49

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Short-Term Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short-Term Municipal Bond Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

50	Wells Fargo Advantage Short-Term Municipal Bond Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $16,367,411 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2013.

For the fiscal year ended June 30, 2013, $2,251,106 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	51

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

52	Wells Fargo Advantage Short-Term Municipal Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	53

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Short-Term Municipal Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

54	Wells Fargo Advantage Short-Term Municipal Bond Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Investor Class) was higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays 1-3 Year Composite Municipal Bond Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the Fund’s expense Groups for the Administrator Class and Institutional Class, but higher than the Fund’s expense Groups for the Investor Class and Class A. However, the Board viewed favorably the agreed-upon revision to the advisory fee schedule for the Fund.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Other information (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	55

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also took into account the agreed-upon revision to the advisory fee schedule for the Fund. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

56	Wells Fargo Advantage Short-Term Municipal Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217888 08-13 A256/AR256 6-13

Wells Fargo Advantage

Strategic Municipal Bond Fund

Annual Report

June 30, 2013

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The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Strategic Municipal Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Strategic Municipal Bond Fund for the 12-month period that ended June 30, 2013. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and uncertainty surrounding fiscal policies. Interest rates remained low throughout much of the period but jumped in May and June 2013 in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. Municipal bond returns were positive in the first three quarters of the period but then turned negative in the second quarter of 2013. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade municipal bonds throughout the country, gained 0.24% for the 12-month period that ended June 30, 2013.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. Gross domestic product(GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

On the fiscal front, presidential elections in November 2012, fiscal cliff negotiations at year-end, and effects of less federal spending due to sequestration

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	3

were accompanied by shifts in municipal investor sentiment. For example, with an Obama victory in the November 2012 presidential election, investor demand for municipal bonds surged because of investor expectations that higher taxes would create greater long-term demand for tax-free municipal bonds. However, investor demand waned as fiscal cliff discussions suggested the tax-exempt status of municipal bonds could be eliminated.

Municipal bond yields reflected changes in U.S. Treasury rates.

Similar to Treasury yield changes, municipal yields also were near historic lows most of the period before spiking higher in the second quarter of 2013. Ten-year municipal bond yields hovered near 2.00% for most of the period before jumping to 2.95% at the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

Notice to shareholders

The Fund’s prospectus is amended to include the following disclosure under the section entitled “Principal Investment Strategy”:

■	While we may purchase securities of any maturity or duration, under normal circumstances, we expect the Fund’s overall dollar-weighted average effective duration to be 6 years or less.

To better align with its duration range, the Fund has changed its benchmark from the Barclays Municipal Bond Index to the Barclays Short-Intermediate Municipal Bond Index.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage Strategic Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (VMPAX)	12-1-1994	(2.97)	2.39	2.76	1.59	3.34	3.23	0.83	0.82
Class B (VMPIX)*	3-21-1985	(4.13)	2.21	2.71	0.83	2.57	2.71	1.58	1.57
Class C (DHICX)	8-18-1997	(0.17)	2.57	2.48	0.83	2.57	2.48	1.58	1.57
Administrator Class (VMPYX)	10-6-1997	–	–	–	1.73	3.54	3.48	0.77	0.68
Institutional Class (STRIX)	11-30-2012	–	–	–	1.84	3.56	3.49	0.51	0.48
Barclays Municipal Bond Index[4,6]	–	–	–	–	0.24	5.33	4.42	–	–
Barclays Short-Intermediate Municipal Bond Index[5,6]	–	–	–	–	0.38	4.34	3.67	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	5

Growth of $10,000 investment[7] as of June 30, 2013

1.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Strategic Municipal Bond Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through October 31, 2013 (October 31, 2014 for Institutional Class), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The Barclays Short-Intermediate Municipal Bond Index is the 1-10 year component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

6.	Effective May 22, 2013, the Fund changed its benchmark from the Barclays Municipal Bond Index to the Barclays Short-Intermediate Municipal Bond Index to better align with its new strategy.

7.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and Barclays Short-Intermediate Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

8.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

9.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Strategic Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Barclays Municipal Short-Intermediate Bond Index, for the 12-month period that ended June 30, 2013. The Fund also outperformed its previous benchmark, the Barclays Municipal Bond Index. The Fund’s benchmark was revised to better reflect its short-intermediate average maturity target.

■	The Fund’s positions in duration, yield curve, credit, sector, and security selection all had a positive impact on performance during the period, with the most value added in security selection.

■	A- and BBB-rated bonds were the best-performing investment-grade credit categories, and the Fund was overweight in them. A slowly improving economy and investor demand for income created the backdrop for these lower-quality bonds to perform well.

■	With the rapid increase in rates during May and June, we used some of the Fund’s cash and cash equivalents to increase interest-rate exposure. While the U.S. Federal Reserve (Fed) may begin tapering its quantitative easing program, uncertainty surrounding economic growth should limit interest-rate increases in the near term.

The U.S. economy continues on a slow growth path, while Europe shows signs of bottoming.

Real gross domestic product growth in the U.S. has trended near 2%. While not exceptional, we believe this rate of economic growth provides for continued financial improvement for many municipalities and may cause the Fed to reduce quantitative easing. At the same time, the slow process of recapitalizing the banks in Europe has begun and we expect to see economic improvement there as well. Stock and housing prices have moved higher, providing support for consumer spending. We expected interest rates to move higher from artificially low levels, but with a nearly 100-basis-point (bp; 100 bps equals 1.00%) increase in yields over the last six to eight weeks of the period, we are less certain about future interest-rate levels.

Intra-period volatility created opportunities to reposition the Fund.

Investor expectations about future economic growth and monetary policy caused a fair amount of volatility in the bond markets. On top of this, changes in tax rates, specific credit stories (for example, Detroit, Stockton, and Puerto Rico), and big swings in municipal bond fund flows combined to create even more volatility within the municipal bond market. With an Obama victory in the presidential election last November, investors flocked to the municipal market with the view that higher taxes would create greater long-term demand for tax-exempt investments. (While this may be the case in the short term, the longer-term impact of changing tax rates is overwhelmed by the level of rates, the shape of the yield curve, and supply/demand trends.) This demand caused municipal yields to decline by about 30 bps in November, but then they quickly moved higher in December as U.S. Treasury yields increased and mutual fund flows turned negative. Reinvestment demand and positive fund flows caused municipal yields to fall again early in 2013, but they once again changed course and moved higher as tax season approached and investor demand waned. Longer-term municipal yields increased more than 100 bps in late May and June.

Credit quality[8] as of June 30, 2013

The Fund’s interest-rate exposure was kept at conservative levels relative to its benchmark for most of the period. With the recent increase in rates, we lengthened duration by buying intermediate-long, higher-quality securities. We also favored short-term and floating-rate notes, which helped relative performance when rates increased and the yield curve flattened. We reduced this flattening bias with recent purchases.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	7

Effective maturity[9] distribution as of June 30, 2013

Lower-quality bonds still look attractive, but security selection is becoming more important.

The low-rate environment pushed many investors to reach for yield and credit spreads compressed. The Fund benefited from its exposure to BBB- and A-rated credits and higher-yielding sectors, such as gas prepay and health care. Further, the additional income in these sectors helped minimize price declines. We selectively sold lower-rated credits into strong demand. The Fund remains overweight lower-quality credits, but in certain sectors, like health care, we continue to avoid longer-term, lower-quality bonds because of valuations and the uncertainty surrounding the implementation of the Affordable Care Act.

The outlook remains uncertain.

With the economy seeming to improve and the Fed appearing set to taper quantitative easing, one could argue that rates are biased higher. However, higher mortgage rates due to tapering have the potential to derail the housing recovery, which would constrain growth. Further, the full effects of sequestration and the Affordable Care Act have yet to be felt. Consequently, there are compelling forces that may continue to keep interest rates low for an extended period. We expect to remain defensively positioned with an overweight to BBB- and A-rated bonds, an overweight to premium coupon bonds trading to short calls, and maturities structured to potentially benefit from a curve-flattening environment. As we get more clarity surrounding the sustainability of economic growth, we intend to adjust our overall interest-rate exposure accordingly.

Please see footnotes on page 5.

8	Wells Fargo Advantage Strategic Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$997.69	$4.06	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11	0.82%
Class B
Actual	$1,000.00	$993.96	$7.76	1.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$7.85	1.57%
Class C
Actual	$1,000.00	$994.01	$7.76	1.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$7.85	1.57%
Administrator Class
Actual	$1,000.00	$998.38	$3.37	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Institutional Class
Actual	$1,000.00	$999.37	$2.38	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Strategic Municipal Bond Fund	9

Security name			Shares	Value

Investment Companies : 1.05%
iShares National AMT-Free Municipal Bond Fund			132,200	$13,886,288

Total Investment Companies (Cost $14,041,317)				13,886,288

	Interest rate	Maturity date	Principal

Municipal Obligations: 97.55%

Alabama: 0.15%
Chatom AL Industrial Development Board Solid Waste Disposal (Utilities Revenue)	4.00%	8-1-2016	$1,875,000	1,998,675

Alaska: 0.25%
Alaska Industrial Development & Export Authority Snettisham Hydroelectric (Utilities Revenue, Ambac Insured)	6.00	1-1-2014	1,165,000	1,169,427
Alaska Railroad Corporate Capital Grant Receipts (Miscellaneous Revenue, National/FGIC Insured)	5.00	8-1-2018	1,865,000	2,071,791

				3,241,218

Arizona: 1.11%
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A (Health Revenue)	3.00	2-1-2016	1,600,000	1,653,456
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A (Health Revenue)	4.00	2-1-2017	2,000,000	2,136,080
Arizona Sports & Tourism Authority (Tax Revenue)	4.00	7-1-2017	900,000	975,348
Florence AZ IDA (Education Revenue)	4.00	7-1-2018	500,000	488,025
Phoenix AZ IDR Great Hearts Academies Project (Education Revenue)	5.20	7-1-2022	350,000	346,038
Pima County AZ IDA Charter School (Education Revenue)	4.00	7-1-2016	400,000	418,172
Pima County AZ IDA Charter School (Education Revenue)	4.00	7-1-2017	1,145,000	1,198,964
Salt Verde AZ Financial Corporation (Utilities Revenue)	5.25	12-1-2020	1,400,000	1,554,252
Tempe AZ IDA Friendship Village Series A (Health Revenue)	4.00	12-1-2017	220,000	221,861
Tempe AZ IDA Friendship Village Series A (Health Revenue)	5.00	12-1-2018	800,000	849,056
Tempe AZ IDA Friendship Village Series A (Health Revenue)	5.00	12-1-2019	1,000,000	1,048,630
University of Arizona Medical Center Corporation (Health Revenue)	5.00	7-1-2014	1,360,000	1,412,618
University of Arizona Medical Center Corporation (Health Revenue)	5.00	7-1-2015	1,660,000	1,773,162
Yavapai County AZ IDA (IDR, Citibank NA LOC) ø	0.10	9-1-2035	500,000	500,000

				14,575,662

Arkansas: 0.05%
Fort Smith AR Sales & Use Tax (Tax Revenue)	2.38	5-1-2027	605,000	606,797

California: 11.18%
Alameda CA Corridor Transportation Authority (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2014	625,000	614,956
Alameda CA Corridor Transportation Authority (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2017	2,045,000	1,817,780
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	5,430,000	4,305,447
Alameda County CA COP Medical Center Project (Miscellaneous Revenue, National Insured)	5.38	6-1-2014	115,000	115,704
Alhambra CA Police Facilities (Miscellaneous Revenue, Ambac Insured)	6.75	9-1-2023	6,550,000	7,384,601
Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured) ±	5.25	9-1-2017	1,200,000	1,194,804

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Bay Area California Toll Authority Toll Bridge Revenue Series E-3 (Transportation Revenue) ±	0.76%	4-1-2047	$11,500,000	$11,584,065
California (Tax Revenue, FGIC Insured)	6.00	8-1-2014	755,000	758,858
California (Miscellaneous Revenue)	6.25	10-1-2019	15,000	15,222
California HFA AMT Home Mortgage Series D (Housing Revenue, FGIC Insured)	4.20	2-1-2015	450,000	456,845
California Housing Finance Agency Revenue (Housing Revenue, FGIC Insured)	4.20	8-1-2015	3,500,000	3,615,395
California Infrastructure & Economic Development Colburn School Project (Education Revenue) ±	0.31	8-1-2037	11,000,000	10,815,530
California Public Works Board Lease California State University Project Series C (Miscellaneous Revenue, National Insured)	5.38	10-1-2016	500,000	501,895
California Public Works Board Lease Community College Project Series B (Miscellaneous Revenue, Ambac Insured)	5.63	3-1-2016	205,000	205,822
California Public Works Board Lease State University Project Series A (Miscellaneous Revenue)	5.25	12-1-2013	20,000	20,084
California Public Works Board Lease State University Project Series A (Miscellaneous Revenue, Ambac Insured)	5.40	12-1-2016	1,050,000	1,054,011
California Public Works Board Lease State University Project Series C (Miscellaneous Revenue, National Insured)	5.25	10-1-2013	100,000	100,406
California Public Works Board Lease State University Project Series C (Miscellaneous Revenue, National Insured)	5.40	10-1-2022	700,000	702,254
California Series B (GO) ±	0.96	5-1-2018	3,000,000	3,018,660
California Series DCL 009 (GO, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø	0.47	8-1-2027	9,965,000	9,965,000
California Series DCL-011 (GO, Dexia Credit Local LOC, AGM Insured) ø	0.47	8-1-2027	14,720,000	14,720,000
California Statewide CDA MFHR ROC RR-II-R-13104CE (Housing Revenue, Citibank NA LIQ) 144Aø	0.56	9-6-2035	2,000,000	2,000,000
California Statewide CDA Revenue Eskaton Properties Incorporated (Health Revenue)	5.00	11-15-2017	1,130,000	1,247,927
California Statewide CDA Revenue Eskaton Properties Incorporated (Health Revenue)	5.00	11-15-2018	1,060,000	1,170,484
California Various Purposes (GO)	5.00	11-1-2032	3,360,000	3,456,096
Delhi CA Unified School District (GO, Ambac Insured) ¤	0.00	8-1-2019	2,500,000	1,952,800
Escondido CA Union High School District (GO, National Insured) ¤	0.00	5-1-2020	960,000	737,578
Foothill CA Eastern Transportation Corridor Agency (Transportation Revenue) ¤	0.00	1-15-2032	24,635,000	7,518,848
Foothill CA Eastern Transportation Corridor Agency (Transportation Revenue, National Insured) ¤	0.00	1-15-2032	20,400,000	6,090,216
Foothill CA Eastern Transportation Corridor Agency (Transportation Revenue) ¤	0.00	1-15-2033	37,810,000	10,843,152
Inland Valley CA Development Agency Series B (Tax Revenue) ±	4.25	3-1-2041	4,400,000	4,565,396
Inland Valley CA Development Agency Series C (Tax Revenue) ±	4.50	3-1-2041	4,300,000	4,536,715
Los Angeles CA Department of Airports (Airport Revenue, National Insured)	5.00	5-15-2019	2,665,000	2,858,186
Los Angeles County CA COP Disney Parking Project (Miscellaneous Revenue) ¤	0.00	3-1-2016	4,170,000	3,984,769
Los Angeles County CA Schools Regionalized Business Services Series A (Miscellaneous Revenue, Ambac Insured) ¤	0.00	8-1-2016	1,945,000	1,729,922
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.91	7-1-2027	11,480,000	9,735,958
Oxnard CA Harbor District Series A (Airport Revenue)	3.00	8-1-2013	1,560,000	1,561,872
Oxnard CA Harbor District Series A (Airport Revenue)	5.00	8-1-2014	615,000	635,024
Palmdale CA Civic Authority Civic Center Refinancing Series A (Tax Revenue, National Insured)	5.60	7-1-2015	65,000	65,170
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.25	12-1-2017	1,455,000	1,515,164
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.75	12-1-2018	2,110,000	2,250,779
San Jose CA Redevelopment Agency Series A (Tax Revenue, National Insured)	5.00	8-1-2015	3,070,000	3,296,320
San Manuel CA Entertainment Authority Series 2004-C (Tax Revenue) 144A	4.50	12-1-2016	2,500,000	2,563,450

				147,283,165

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Strategic Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Colorado: 1.10%
Colorado ECFA (Education Revenue, Syncora Guarantee Incorporated Insured)	5.25%	8-15-2019	$2,525,000	$2,604,310
Colorado Health Facilities Authority Total Long Term Care Incorporated (Health Revenue)	4.25	11-15-2015	435,000	446,001
Colorado HFA Series E-2 (Housing Revenue)	7.00	2-1-2030	520,000	529,459
Colorado Public Authority for Energy Natural Gas Purchase Project (Utilities Revenue)	5.75	11-15-2018	815,000	911,097
Colorado Regional Transportation District Series A (Miscellaneous Revenue)	5.00	6-1-2021	8,110,000	9,241,345
Glendale CO COP (Miscellaneous Revenue, Syncora Guarantee Incorporated Insured)	5.75	12-1-2013	685,000	699,981

				14,432,193

Connecticut: 2.20%
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	7-1-2017	1,070,000	1,204,274
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	7-1-2020	500,000	567,520
Connecticut Series A (Miscellaneous Revenue) ±	0.81	3-1-2021	4,250,000	4,289,695
Connecticut Series A (Miscellaneous Revenue) ±	0.83	5-15-2017	3,000,000	3,036,090
Connecticut Series A (Miscellaneous Revenue) ±	0.94	4-15-2018	5,000,000	5,025,350
Connecticut Series A (Miscellaneous Revenue) ±	0.98	5-15-2018	2,000,000	2,047,440
Connecticut Series A (Miscellaneous Revenue) ±	1.26	3-1-2018	2,500,000	2,530,425
Connecticut Series A (Miscellaneous Revenue) ±	1.41	3-1-2019	4,050,000	4,166,478
Connecticut Series D (GO) ±	0.83	9-15-2018	1,000,000	1,002,580
Connecticut Series D (GO) ±	0.98	9-15-2019	3,000,000	2,995,410
Hamden CT (GO)	5.00	8-15-2019	1,835,000	2,048,778

				28,914,040

District of Columbia: 0.37%
District of Columbia Thomas B. Fordham Foundation (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.28	10-1-2037	3,900,000	3,900,000
District of Columbia Various AARP Foundation (Miscellaneous Revenue, Bank of America NA LOC) ø	0.07	10-1-2034	1,000,000	1,000,000

				4,900,000

Florida: 6.32%
Broward County FL Professional Sports Facilities Civic Arena Project Series A (Tax Revenue, Ambac Insured)	5.00	9-1-2019	5,945,000	6,391,410
Citizens Property Insurance Corporation of Florida (Miscellaneous Revenue, AGM Insured) ±	1.71	6-1-2014	5,000,000	5,050,550
Cityplace FL Community Development District Special Assessment Revenue (Miscellaneous Revenue)	5.00	5-1-2017	500,000	546,990
Cityplace FL Community Development District Special Assessment Revenue (Miscellaneous Revenue)	5.00	5-1-2018	1,375,000	1,509,778
Dade County FL Resource Recovery Facilities (Resource Recovery Revenue, Ambac Insured)	5.50	10-1-2013	170,000	170,687
Dade County FL Seaport (Airport Revenue, National Insured)	5.50	10-1-2026	370,000	371,251
Dade County FL Seaport Series 95 (Airport Revenue, National Insured)	5.75	10-1-2015	300,000	301,308
Escambia County FL School Board (Miscellaneous Revenue, National Insured)	5.00	2-1-2020	4,525,000	4,643,646
Eustis FL Multi-Purpose Revenue Series A (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.18	12-1-2027	1,540,000	1,540,000
Florida Correctional Privatization Commission COP 350 Bed Youthful Polk County Series B (Miscellaneous Revenue, Ambac Insured)	5.00	8-1-2017	60,000	60,244

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Florida HFA Brittany of Rosemont Series G1 (Housing Revenue, Ambac/FHA Insured)	6.25%	7-1-2035	$675,000	$675,007
Florida Mid-Bay Bridge Authority Series A (Transportation Revenue, Ambac Insured)	5.95	10-1-2022	1,685,000	1,679,136
Florida Mid-Bay Bridge Authority Series B (Transportation Revenue)	5.00	10-1-2016	2,000,000	2,164,900
Florida Municipal Loan Council Series A (Miscellaneous Revenue, National Insured)	5.25	11-1-2015	210,000	210,680
Gulf Breeze FL Local Government (Miscellaneous Revenue)	4.50	12-1-2013	180,000	180,000
Hillsborough County FL IDA Tampa General Hospital Series A (Health Revenue)	5.00	10-1-2018	1,030,000	1,042,103
Hillsborough County FL IDA Tampa General Hospital Series A (Health Revenue)	5.00	10-1-2018	3,765,000	3,805,436
Hillsborough County FL School District (Tax Revenue, Ambac Insured)	5.00	10-1-2014	1,000,000	1,039,740
Manatee County FL HFA SFHR Series A (Housing Revenue, GNMA/FNMA Insured)	6.57	5-1-2039	65,000	68,769
Martin County FL IDA (IDR)	3.95	12-15-2021	2,000,000	1,904,960
Miami Beach FL Health Facilities Authority (Health Revenue)	6.75	11-15-2029	11,551,000	12,335,775
Miami FL Special Obligation (Miscellaneous Revenue, AGM Insured)	5.00	2-1-2017	1,000,000	1,085,330
Miami FL Special Obligation (Miscellaneous Revenue, AGM Insured)	5.00	2-1-2018	2,905,000	3,172,231
Miami-Dade County FL Expressway Authority Toll System Revenue Series DCL-2012-006 (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) ±144A	0.80	3-8-2030	12,415,000	12,415,000
Miami-Dade County FL School Board COP Series A (Miscellaneous Revenue) ±	5.00	8-1-2021	4,310,000	4,667,084
Orange County FL Tourist Development Tax (Miscellaneous Revenue, Ambac/MBIA Insured)	6.00	10-1-2016	215,000	227,423
Seminole Tribe Florida Gaming Division Series A (Miscellaneous Revenue) 144A	5.13	10-1-2017	3,450,000	3,597,315
Space Coast Infrastructure Agency I-95 Brevard County FL Project (IDR)	4.00	6-15-2018	5,000,000	5,280,850
Village Community Development District FL #5 Special Assessment Revenue Phase I (Miscellaneous Revenue)	3.00	5-1-2016	815,000	826,989
Village Community Development District FL #5 Special Assessment Revenue Phase I (Miscellaneous Revenue)	3.00	5-1-2017	585,000	591,137
Village Community Development District FL #5 Special Assessment Revenue Phase I (Miscellaneous Revenue)	3.00	5-1-2018	1,465,000	1,468,252
Village Community Development District FL #5 Special Assessment Revenue Phase II (Miscellaneous Revenue)	3.00	5-1-2017	840,000	848,812
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10-1-2016	3,055,000	3,325,704

				83,198,497

Georgia: 1.35%
Augusta GA MFHR Ashton Bon Air LP (Housing Revenue, GNMA Insured)	4.90	11-20-2024	950,000	1,005,651
Cherokee County GA Water & Sewer (Water & Sewer Revenue, National Insured)	6.90	8-1-2018	5,000	5,024
De Kalb County GA Series B (GO)	4.00	1-1-2016	1,025,000	1,037,034
Main Street Natural Gas Incorporated Gas Project Series A (Utilities Revenue)	5.00	3-15-2022	1,000,000	1,085,050
Main Street Natural Gas Incorporated of Georgia Project Series B (Utilities Revenue)	5.00	3-15-2016	3,455,000	3,742,732
Main Street Natural Gas Incorporated of Georgia Project Series B (Utilities Revenue)	5.00	3-15-2017	5,300,000	5,815,266
Main Street Natural Gas Incorporated of Georgia Project Series B (Utilities Revenue)	5.00	3-15-2018	3,245,000	3,571,836
Private Colleges & Universities Authority of Georgia (Education Revenue)	5.00	10-1-2019	1,325,000	1,458,043

				17,720,636

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Strategic Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Guam: 0.17%
Guam Department of Education John F. Kennedy High School Project Series A COP (Miscellaneous Revenue)	5.50%	12-1-2015	$950,000	$979,925
Guam Government Waterworks Authority Water & Wastewater System (Water & Sewer Revenue)	4.00	7-1-2016	1,255,000	1,248,148

				2,228,073

Illinois: 13.20%
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National/FGIC Insured) ¤	0.00	12-1-2021	8,565,000	6,166,286
Chicago IL Board of Education Certificates DCL-2012-001 (GO, Dexia Credit Local LOC, Dexia Credit Local LIQ) ±144A	0.95	12-1-2034	17,245,000	17,245,000
Chicago IL Board of Education Dedicated Series C2 (GO) ±	1.16	3-1-2032	9,900,000	9,940,095
Chicago IL Board of Education Series A3 (GO) ±	0.89	3-1-2036	16,000,000	16,071,680
Chicago IL CAB (GO, National/FGIC Insured) ¤	0.00	1-1-2019	2,400,000	2,041,368
Chicago IL CAB (GO, National Insured) ±	5.50	1-1-2019	2,840,000	3,079,810
Chicago IL Midway Airport Series B (Airport Revenue) ±	5.00	1-1-2034	5,000,000	5,290,150
Chicago IL Midway Airport Series B (Airport Revenue, National Insured)	5.63	1-1-2029	340,000	340,983
Chicago IL O’Hare International Airport (Airport Revenue, AGM Insured)	5.75	1-1-2020	1,000,000	1,024,540
Chicago IL Public Building Commission (Miscellaneous Revenue, National/FGIC Insured)	5.25	12-1-2018	4,090,000	4,638,305
Chicago IL Series A2 (GO, Ambac Insured)	5.50	1-1-2018	1,980,000	2,218,511
Chicago IL Various Certificates 2008 (GO, Dexia Credit Local LOC, AGM/Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.44	1-1-2022	6,325,000	6,325,000
Cook & Du Page Counties IL Combined School District (GO, National/FGIC Insured) ¤	0.00	12-1-2019	1,025,000	755,097
Cook County IL GO Community College District #510 South Suburban College (GO, AGM Insured) ¤	0.00	12-1-2015	1,090,000	1,047,752
Cook County IL School District #123 Oak Lawn (GO, National Insured) ¤	0.00	12-1-2021	1,090,000	784,735
Huntley IL Special Service Area # 6 (Tax Revenue, AGM Insured)	4.60	3-1-2017	895,000	913,634
Illinois (GO)	5.00	9-1-2016	1,400,000	1,459,122
Illinois (GO)	5.00	1-1-2017	1,250,000	1,376,888
Illinois (Miscellaneous Revenue) %%	5.00	7-1-2019	4,000,000	4,454,440
Illinois (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2020	5,020,000	5,593,284
Illinois (Miscellaneous Revenue)	5.00	8-1-2021	3,000,000	3,288,840
Illinois (Miscellaneous Revenue) %%	5.00	7-1-2022	1,880,000	2,040,308
Illinois Development Finance Authority Peoples Gas Light & Coke Co. Series E (Utilities Revenue, Ambac Insured) ±	4.88	11-1-2038	2,500,000	2,559,100
Illinois Development Finance Authority Pollution Power Company Project Series A (IDR, National Insured)	5.70	2-1-2024	250,000	250,313
Illinois Finance Authority Student Housing (Education Revenue)	5.13	10-1-2020	4,805,000	4,997,921
Illinois Sales Tax Revenue (Tax Revenue)	5.00	6-15-2020	5,000,000	5,831,600
Illinois Series A (Miscellaneous Revenue, National Insured)	5.00	3-1-2016	1,000,000	1,031,530
Illinois Series B (Miscellaneous Revenue, DEPFA Bank plc SPA) ø	2.00	10-1-2033	17,200,000	17,200,000
Illinois Toll Highway Authority Series A2 (Transportation Revenue, AGM Insured, PNC Bank NA SPA) ø	0.42	1-1-2031	10,000,000	10,000,000
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured) ø	0.43	1-1-2017	10,000,000	10,000,000
Illinois Unemployment Insurance Fund Building Receipts Series B (Miscellaneous Revenue)	5.00	6-15-2020	10,000,000	10,620,900
Kendall Kane & Will Counties IL Community Unit School District Series C (GO, AGM Insured) ¤	0.00	10-1-2017	1,350,000	1,230,930

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Lake County IL Community School District (GO, Ambac Insured) ¤	0.00%	2-1-2017	$1,610,000	$1,403,131
Lake County IL Community School District (GO, Ambac Insured) ¤	0.00	2-1-2018	1,000,000	825,380
Lake County IL Community School District (GO, Ambac Insured) ¤	0.00	2-1-2019	1,100,000	862,059
McHenry & Kane Counties IL Community Consolidated School District #158 (GO, National/FGIC Insured) ¤	0.00	1-1-2018	4,000,000	3,480,440
McHenry & Kane Counties IL Community Consolidated School District #158 (GO, AGM/FGIC Insured) ¤	0.00	1-1-2019	1,185,000	994,879
St. Clair County IL School District Series B (GO, National/FGIC Insured)	4.75	1-1-2018	655,000	700,143
St. Clair County IL School District Series B (GO, National/FGIC Insured)	4.75	1-1-2019	775,000	827,956
Sterling IL (GO)	3.00	11-1-2018	2,470,000	2,551,090
Sterling IL (GO)	4.00	11-1-2019	1,000,000	1,074,550
Will & Kendall Counties IL Community Consolidated School District # 202 (GO, National/FGIC Insured)	5.00	1-1-2017	1,270,000	1,270,495

				173,808,245

Indiana: 1.79%
Indiana Finance Authority HEFA Ascension Health Series B3 (Health Revenue) ±	2.05	11-15-2031	11,000,000	11,222,860
Indiana Finance Authority Revenue Ohio River Bridges (IDR)	5.00	1-1-2019	10,000,000	10,905,000
Indiana HFFA Ancilla System Incorporated (Health Revenue, National Insured)	5.25	7-1-2022	325,000	326,290
Knox County IN EDA (Health Revenue)	4.00	4-1-2017	625,000	668,450
Knox County IN EDA (Health Revenue)	4.00	4-1-2018	400,000	428,564

				23,551,164

Iowa: 0.86%
Iowa Finance Authority Midwestern Disaster Area Revenue Fertilizer Company Project (IDR)	5.50	12-1-2022	4,000,000	4,027,760
Iowa Finance Authority Midwestern Iowa Fertilizer Company Project (IDR)	5.00	12-1-2019	2,500,000	2,486,350
Iowa Student Loan Liquidity Corporation Series A1 (Education Revenue)	3.50	12-1-2015	905,000	949,264
Iowa Student Loan Liquidity Corporation Series A1 (Education Revenue)	3.88	12-1-2016	2,760,000	2,944,285
Iowa Student Loan Liquidity Corporation Series A1 (Education Revenue)	4.13	12-1-2017	905,000	977,662

				11,385,321

Kansas: 0.11%
Kansas Development Finance Authority (Health Revenue)	5.00	11-15-2015	500,000	542,515
Wyandotte County & Kansas City KS Unified Government Special Obligation International Speedway (Tax Revenue, National Insured) ¤	0.00	12-1-2014	975,000	929,945

				1,472,460

Kentucky: 0.39%
Christian County KY Hospital (Health Revenue, AGM Insured)	5.25	2-1-2018	1,520,000	1,646,084
Kentucky EDFA (Health Revenue)	3.00	11-15-2014	695,000	694,055
Kentucky EDFA (Health Revenue)	3.00	11-15-2015	720,000	715,896
Kentucky EDFA (Health Revenue)	4.00	11-15-2016	740,000	755,229
Pikeville KY Pikeville Medical Center (Health Revenue)	4.00	3-1-2015	750,000	778,020
Pikeville KY Pikeville Medical Center (Health Revenue)	5.00	3-1-2016	500,000	537,605

				5,126,889

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Strategic Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Louisiana: 3.13%
East Baton Rouge Parish LA Sewerage Commission Series A (Water & Sewer Revenue) ±	0.94%	2-1-2046	$8,000,000	$8,005,200
Louisiana HFA SFHR Home Owner Series C-2 (Housing Revenue, GNMA Insured)	5.55	6-1-2035	155,000	161,626
Louisiana Tobacco Settlement Financing Corporation Series B (Tobacco Revenue)	5.88	5-15-2039	10,000,000	9,975,000
New Orleans LA (GO, National Insured)	5.25	12-1-2022	3,540,000	3,684,043
New Orleans LA Water Revenue (Water & Sewer Revenue, FGIC Insured)	5.00	12-1-2014	780,000	782,083
New Orleans LA Water Revenue (Water & Sewer Revenue, FGIC Insured)	5.00	12-1-2015	895,000	897,390
St. Bernard Parish LA Sales & Use Tax (Tax Revenue)	4.00	3-1-2019	3,355,000	3,571,565
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A1 (IDR) ø	0.33	11-1-2040	13,000,000	13,000,000
Terrebonne Parish LA Hospital Service District #1 Hospital (Health Revenue)	4.00	4-1-2015	600,000	625,284
Terrebonne Parish LA Hospital Service District #1 Hospital (Health Revenue)	4.00	4-1-2016	500,000	529,045

				41,231,236

Maryland: 2.31%
Howard County MD Housing Commission Series A (Housing Revenue) ±	1.31	7-1-2034	6,625,000	6,655,144
Maryland Community Development Administration Series 2001B (Housing Revenue, FHA /GNMA/HUD Insured)	5.10	7-1-2016	155,000	155,360
Maryland Health & HEFAR John Hopkins Health Series C (Health Revenue) ±	0.96	5-15-2038	4,980,000	5,021,185
Maryland Health & HEFAR John Hopkins Health Series C (Health Revenue) ±	0.96	5-15-2038	4,635,000	4,673,331
Maryland Health & HEFAR (Health Revenue)	5.00	8-15-2014	1,000,000	1,047,350
Prince Georges County MD Series A (GO)	5.00	9-15-2020	2,400,000	2,902,848
Prince Georges County MD Series B (GO)	5.00	9-15-2020	8,290,000	10,026,921

				30,482,139

Massachusetts: 2.49%
Massachusetts Consolidated Loan Series A (GO) ±	0.51	9-1-2015	10,000,000	10,000,500
Massachusetts Educational Financing (Education Revenue)	5.00	7-1-2018	450,000	493,002
Massachusetts Educational Financing (Education Revenue)	5.00	7-1-2019	10,295,000	11,233,183
Massachusetts HEFA Series E-2 (Health Revenue)	5.00	7-1-2016	3,155,000	3,501,261
Massachusetts Port Authority US Airways Project (IDR, National Insured)	5.25	9-1-2013	1,610,000	1,608,567
Massachusetts School Building Authority Series A (Tax Revenue) %%	5.00	5-15-2019	2,500,000	2,942,375
Massachusetts Various Consolidated Loan Series D (Tax Revenue) ±	0.49	1-1-2018	3,000,000	3,001,650

				32,780,538

Michigan: 5.09%
Detroit MI Downtown Development Authority (Tax Revenue) ¤	0.00	7-1-2014	300,000	289,197
Detroit MI Downtown Development Authority (Tax Revenue) ¤	0.00	7-1-2015	350,000	320,992
Detroit MI Downtown Development Authority (Tax Revenue) ¤	0.00	7-1-2016	600,000	523,128
Detroit MI Downtown Development Authority (Tax Revenue) ¤	0.00	7-1-2017	3,015,000	2,500,340
Detroit MI Sewage Disposal Revenue Second Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2020	2,355,000	2,363,243
Detroit MI Sewage Disposal Revenue Senior Lien Series C (Water & Sewer Revenue, National/FGIC Insured)	5.25	7-1-2016	2,430,000	2,532,084
Detroit MI Sewer Disposal System Revenue (Water & Sewer Revenue, National/FGIC Insured) ¤	0.00	7-1-2018	5,015,000	4,100,665
Detroit MI Sewer Disposal System Revenue (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2017	1,280,000	1,311,744
Detroit MI Sewer Disposal System Revenue Series A (Water & Sewer Revenue, National/FGIC Insured) ¤	0.00	7-1-2017	190,000	165,072

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Detroit MI Sewer Disposal System Revenue Series C (Water & Sewer Revenue, National/FGIC Insured)	5.00%	7-1-2017	$325,000	$333,060
Detroit MI Sewer Disposal System Revenue Series C (Water & Sewer Revenue)	5.00	7-1-2018	225,000	228,575
Detroit MI Sewer Disposal System Revenue Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2019	5,255,000	5,290,839
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue)	5.00	7-1-2017	1,500,000	1,539,660
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue)	5.00	7-1-2022	205,000	204,119
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue)	5.00	7-1-2023	1,575,000	1,567,645
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue)	5.50	7-1-2024	350,000	351,743
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2018	1,165,000	1,194,533
Detroit MI Water Supply System Series A (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2019	665,000	669,535
Detroit MI Water Supply System Series A (Water & Sewer Revenue, National Insured) ±	5.25	7-1-2019	300,000	305,082
Detroit MI Water Supply System Series A (Water & Sewer Revenue, National Insured) ±	5.25	7-1-2020	3,715,000	3,759,729
Detroit MI Water Supply System Series A (Water & Sewer Revenue, National Insured) ±	5.25	7-1-2023	500,000	501,510
Detroit MI Water Supply System Series C (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2018	3,235,000	3,270,035
Detroit MI Water Supply System Series C (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2021	5,000,000	5,007,050
Grand Haven MI (Utilities Revenue, National Insured)	5.50	7-1-2016	1,000,000	1,083,710
Michigan Finance Authority (Health Revenue)	4.00	6-1-2014	1,035,000	1,062,179
Michigan Finance Authority (Health Revenue)	5.00	6-1-2015	1,090,000	1,160,894
Michigan Finance Authority Limited Obligation (Education Revenue)	4.25	2-1-2017	1,305,000	1,301,946
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	5.00	6-1-2014	3,300,000	3,420,780
Michigan Finance Authority Revenue Unemployment Obligation Assessment Series B (Miscellaneous Revenue)	5.00	7-1-2020	15,000,000	17,301,750
Michigan Health Finance Authority St. John Health System Series A (Health Revenue, Ambac Insured)	5.00	5-15-2018	300,000	301,128
Michigan Municipal Bond Authority (Miscellaneous Revenue, Ambac Insured)	4.00	11-1-2019	500,000	493,090
Michigan Municipal Bond Authority (Miscellaneous Revenue, Ambac Insured)	4.13	5-1-2020	500,000	499,195
Michigan Municipal Bond Authority (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2018	595,000	615,004
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	5.00	11-1-2015	150,000	157,982
Saginaw County MI Economic Development Corporation Limited Obligation Lease (Miscellaneous Revenue)	3.00	12-1-2015	700,000	717,892
Wayne County MI GO Building Authority Capital Series A (GO, National Insured)	5.25	6-1-2016	540,000	542,068

				66,987,198

Minnesota: 0.29%
Duluth MN EDA Health Care Facilities St. Lukes Hospital Authority Obligated Group (Health Revenue)	4.00	6-15-2014	770,000	780,118
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series A (Health Revenue)	4.75	2-15-2015	2,500,000	2,530,800
St. Paul MN Housing & RDA Charter School Lease Revenue Hmong College Prep Academy Series A (Miscellaneous Revenue)	4.75	9-1-2022	500,000	492,300

				3,803,218

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Strategic Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Mississippi: 0.02%
Gulfport MS Hospital Facilities Gulfport Memorial Hospital Series A (Health Revenue, National Insured)	6.20%	7-1-2018	$200,000	$200,488
Jackson MS Housing Authority Forest Park Apartments Series A (Housing Revenue, GNMA/FHA/HUD Insured)	6.10	4-20-2032	45,000	47,084

				247,572

Missouri: 0.67%
Kansas City MO IDA Transportation Improvements (Transportation Revenue)	4.00	9-1-2013	1,100,000	1,103,597
Kansas City MO IDA Transportation Improvements (Transportation Revenue)	4.00	9-1-2014	685,000	698,084
Missouri Environmental Improvement & Energy Resources Authority Kansas City Power & Light Corporation Project (IDR) ±	4.90	5-1-2038	360,000	360,000
Sikeston MO The Electric System of the Board of Municipal Utilities (Utilities Revenue, National Insured)	6.00	6-1-2015	3,000,000	3,261,030
St. Louis MO PFOTER Series 004 (Airport Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø	0.29	7-1-2026	3,355,000	3,355,000

				8,777,711

Nebraska: 0.51%
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12-1-2013	100,000	101,501
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.25	12-1-2018	3,640,000	3,988,639
Nebraska Higher Education Loan (Education Revenue, National/FHA Insured) ¤	0.00	12-15-2015	2,970,000	2,593,998

				6,684,138

Nevada: 0.61%
Carson City NV Hospital Revenue (Health Revenue)	2.00	9-1-2013	400,000	400,824
Carson City NV Hospital Revenue (Health Revenue)	3.00	9-1-2014	725,000	739,790
Carson City NV Hospital Revenue (Health Revenue)	4.00	9-1-2015	400,000	418,996
Carson City NV Hospital Revenue (Health Revenue)	4.00	9-1-2016	400,000	425,960
Carson City NV Hospital Revenue (Health Revenue)	5.00	9-1-2018	700,000	778,792
Clark County NV Series A (Airport Revenue)	5.00	7-1-2021	1,765,000	1,970,093
Clark County NV Series C (Airport Revenue, Ambac Insured)	5.38	7-1-2016	1,820,000	1,820,692
Las Vegas NV Special Improvement District # 60 (Miscellaneous Revenue)	3.00	6-1-2017	785,000	767,047
Las Vegas NV Special Improvement District # 60 (Miscellaneous Revenue)	4.00	6-1-2018	775,000	779,115

				8,101,309

New Hampshire: 0.09%
New Hampshire HEFA Covenant Health Project Series B (Health Revenue)	5.00	7-1-2016	520,000	569,473
New Hampshire HFA SFHR Mortgage Acquisition AMT Series B (Housing Revenue)	4.85	7-1-2015	345,000	350,123
New Hampshire HFA SFHR Mortgage Acquisition Series E (Housing Revenue)	4.65	7-1-2014	310,000	310,105

				1,229,701

New Jersey: 6.07%
Atlantic City NJ (GO)	4.00	11-1-2018	450,000	474,881
Atlantic City NJ (GO, AGM Insured)	4.00	11-1-2018	2,290,000	2,475,948
Delaware River NJ Port Authority Pennsylvania & New Jersey Port District Project (Airport Revenue)	5.00	1-1-2016	1,840,000	1,987,071
Delaware River NJ Port Authority Pennsylvania & New Jersey Port District Project (Airport Revenue)	5.00	1-1-2017	2,100,000	2,302,692

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
Delaware River NJ Port Authority Pennsylvania & New Jersey Port District Project (Airport Revenue)	5.00%	1-1-2018	$1,230,000	$1,361,991
Jersey City NJ (GO, AGM Insured)	4.00	9-1-2018	1,140,000	1,241,369
New Jersey EDA (Tobacco Revenue)	5.00	6-15-2018	4,000,000	4,423,480
New Jersey EDA Elite Pharmaceuticals Project Series A (IDR)	6.50	9-1-2030	700,000	340,557
New Jersey EDA School Facilities Series C (Miscellaneous Revenue) ±	1.86	2-1-2018	6,500,000	6,740,240
New Jersey EDA Series E (Miscellaneous Revenue) ±	1.76	2-1-2016	1,100,000	1,126,763
New Jersey Higher Education Assistance Authority Series A (Education Revenue)	4.63	6-1-2018	1,000,000	1,093,770
New Jersey PFOTER (GO, Dexia Credit Local LIQ) 144Aø	0.46	12-15-2021	10,000,000	10,000,000
New Jersey PFOTER Series 4716 (Miscellaneous Revenue, National/FGIC Insured, Dexia Credit Local LIQ) 144Aø	0.48	9-1-2027	25,000,000	25,000,000
New Jersey Tobacco Settlement Financing Corporation Series 1A (Tobacco Revenue)	4.50	6-1-2023	3,170,000	3,047,067
New Jersey Tobacco Settlement Financing Corporation Series C (Tobacco Revenue, Morgan Stanley Bank LIQ) 144Aø	0.51	6-1-2029	15,000,000	15,000,000
Newark NJ Housing Authority (Miscellaneous Revenue, National Insured)	5.25	1-1-2019	2,995,000	3,312,380

				79,928,209

New Mexico: 0.41%
Albuquerque NM IDR Manor Nursing Series A (Health Revenue, GNMA Insured)	4.80	5-20-2014	315,000	316,077
Dona Ana County NM Tax Revenue Receipts (Tax Revenue, Ambac Insured)	5.50	6-1-2015	1,000,000	1,052,850
Dona Ana County NM Tax Revenue Receipts (Tax Revenue, Ambac Insured)	5.50	6-1-2016	1,000,000	1,073,240
New Mexico Educational Assistance Foundation Series A2 (Education Revenue) ±	0.93	12-1-2028	3,035,000	3,019,734

				5,461,901

New York: 9.28%
Build New York City NY Resource Corporation Bronx Charter School for International Series A (Education Revenue)	3.88	4-15-2023	1,000,000	940,640
Metropolitan Transportation Authority New York Dedicated Tax Fund (Tax Revenue) ±	1.01	11-1-2019	7,500,000	7,546,125
Metropolitan Transportation Authority New York Sub Series G4 (Transportation Revenue) ±	0.97	11-1-2030	7,000,000	6,987,680
Monroe County NY Industrial Development Corporation Unity Hospital Rochester Project (Health Revenue, FHA Insured)	4.20	8-15-2025	7,195,000	7,248,315
New York Dormitory Authority (Health Revenue, National/FGIC/FHA Insured)	5.00	8-1-2016	1,000,000	1,053,580
New York Dormitory Authority (Health Revenue, AGM/FHA Insured)	5.25	8-15-2015	1,765,000	1,854,821
New York Dormitory Authority St. John University Series B-1 (Education Revenue, Bank of America NA LOC) ø	0.08	7-1-2034	990,000	990,000
New York Energy R&D Authority Electric & Gas Corporation Series A (Utilities Revenue)	2.13	3-15-2015	3,500,000	3,542,910
New York Local Government Assistance Corporation Series A9V (Tax Revenue, AGM Insured) ±(m)(n)	0.12	4-1-2017	10,900,000	10,763,750
New York NY City Housing Authority Lease Purchase Agreement (Housing Revenue) (i)	4.78	1-6-2016	2,245,085	2,278,761
New York NY IDA (Miscellaneous Revenue) ø	0.56	5-1-2036	7,635,000	7,635,000
New York NY IDA (Airport Revenue)	5.00	7-1-2018	4,655,000	4,861,123
New York NY IDA (Airport Revenue)	5.00	7-1-2019	2,830,000	2,946,822

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Strategic Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY Municipal Water Finance Authority Series AA2 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.38%	6-15-2032	$10,000,000	$10,000,000
New York NY Sub Series A-6 (GO, AGM Insured, Dexia Credit Local SPA) ø	0.40	11-1-2026	2,925,000	2,925,000
New York NY Sub Series A1 (GO) ±	5.75	8-1-2014	70,000	70,297
New York NY Sub Series F2 (GO) ±	4.40	12-15-2017	4,000,000	4,073,040
New York NY Sub Series J-4 (GO) ±	0.61	8-1-2025	6,500,000	6,593,015
New York NY Transitional Finance Authority (Tax Revenue, Dexia Credit Local SPA) ø	0.40	11-1-2022	8,705,000	8,705,000
New York Tobacco Settlement Funding Corporation (Tobacco Revenue)	5.50	6-1-2022	1,050,000	1,054,358
New York Urban Development Corporation COP James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	7,800,000	7,838,142
Niagara NY Area Development Corporation (Education Revenue)	4.00	5-1-2015	250,000	260,365
Niagara NY Area Development Corporation (Education Revenue)	4.00	5-1-2016	300,000	316,236
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2017	250,000	273,078
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2018	500,000	549,010
Peregrines Landing LLC New York Facilities Series A (Housing Revenue, GNMA Insured)	7.00	5-20-2044	5,620,000	5,871,214
Public Housing Capital Fund Trust II (Miscellaneous Revenue, HUD Insured) 144A	4.50	7-1-2022	3,704,224	3,839,354
Seneca County NY IDA Solid Waste Disposal Seneca Meadows Incorporated Project (IDR) ±144A	6.63	10-1-2035	3,000,000	3,014,640
Suffolk County NY Economic Development Corporation (Health Revenue)	5.00	7-1-2017	1,000,000	1,122,600
Suffolk County NY Series A (GO)	5.00	4-1-2018	2,700,000	3,058,371
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	4.00	6-1-2018	500,000	523,260
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	5.00	6-1-2019	575,000	630,183
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	5.00	6-1-2020	625,000	686,763
Ulster County NY Resource Recovery Agency (Resource Recovery Revenue)	3.00	3-1-2017	900,000	927,018
Ulster County NY Resource Recovery Agency (Resource Recovery Revenue)	3.00	3-1-2018	1,140,000	1,165,023

				122,145,494

North Carolina: 0.34%
North Carolina Capital Facilities Financing Agency Waste Management of Carolinas Project (Resource Recovery Revenue) ±	3.38	8-1-2014	540,000	548,737
North Carolina Eastern Municipal Power Agency Series D (Utilities Revenue)	5.00	1-1-2017	3,500,000	3,942,715

				4,491,452

North Dakota: 0.37%
Williston ND Parks & Recreation District Sales Tax & Gross Revenue Series A (Tax Revenue)	3.00	3-1-2016	400,000	414,144
Williston ND Parks & Recreation District Sales Tax & Gross Revenue Series A (Tax Revenue)	3.00	3-1-2017	250,000	258,310
Williston ND Parks & Recreation District Sales Tax & Gross Revenue Series B-1 (Tax Revenue)	2.00	3-1-2032	4,175,000	4,175,668

				4,848,122

Ohio: 0.88%
Akron OH Income Community Learning Centers Series A (Tax Revenue, National/FGIC Insured)	5.25	12-1-2017	4,970,000	5,075,066
Akron OH Sewer System Revenue (Water & Sewer Revenue, Ambac Insured)	5.00	12-1-2017	750,000	805,935
Ohio HFA SFHR Bond (Housing Revenue, FGIC/FHA/VA Insured) ¤	0.00	1-15-2015	10,000	9,097

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Ohio (continued)
Warren County OH Health Care Facilities Otterbein Homes Series A (Health Revenue) %%	5.00%	7-1-2020	$2,550,000	$2,771,060
Warren County OH Health Care Facilities Otterbein Homes Series A (Health Revenue) %%	5.00	7-1-2021	2,435,000	2,618,623
Woodridge OH Local School District (GO, Ambac Insured)	6.80	12-1-2014	325,000	338,338

				11,618,119

Oklahoma: 0.24%
Comanche County OK Hospital Authority Series A (Health Revenue)	5.00	7-1-2018	795,000	853,703
Tulsa OK Airports Improvement Trust (Airport Revenue)	4.75	6-1-2018	325,000	340,779
Woodward County OK Public Facilities Authority Series B (Tax Revenue)	3.25	9-1-2026	2,000,000	1,988,140

				3,182,622

Other: 0.20%
Branch Banking & Trust Municipal Trust Various States (Miscellaneous Revenue, Rabobank LOC) 144Aø	0.93	8-1-2014	2,707,453	2,707,398

Pennsylvania: 4.79%
Allentown PA City School District (GO, National/FGIC Insured) ¤	0.00	2-15-2014	130,000	129,697
Allentown PA City School District (GO, National/FGIC Insured) ¤	0.00	2-15-2014	370,000	366,163
Berks County PA Municipal Authority Reading Hospital & Medical Center Project (Health Revenue, National Insured)	5.70	10-1-2014	785,000	805,771
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue) ±	1.56	11-1-2039	8,750,000	8,971,025
Dauphin County PA General Authority Office & Parking Riverfront Office Project (Miscellaneous Revenue)	6.00	1-1-2025	1,905,000	1,906,581
Delaware County PA IDA Chester Community Charter School (Education Revenue)	4.50	8-15-2017	4,775,000	4,651,901
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue)	5.75	7-1-2017	5,026,000	5,667,971
Delaware Valley PA Regional Finance Authority Series D (Miscellaneous Revenue, Bayerische Landesbank LOC) ø	0.32	12-1-2020	2,500,000	2,500,000
Harrisburg PA Authority Resource Recovery Facility Series D1 (Resource Recovery Revenue, AGM Insured) ±	5.25	12-1-2033	2,000,000	2,001,240
Harrisburg PA Authority Resources Guaranteed Sub Series D2 (Resource Recovery Revenue, AGM Insured) ±	5.00	12-1-2033	2,260,000	2,257,130
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, Ambac Insured)	5.00	12-1-2014	3,000,000	3,055,230
Pennsylvania HEFAR St. Joseph’s University (Education Revenue)	5.25	12-15-2017	1,025,000	1,028,875
Pennsylvania Higher Education Facilities Authority Shippensburg University Student Services (Education Revenue)	4.00	10-1-2017	550,000	566,924
Pennsylvania State Turnpike Commission Series A (Transportation Revenue) ±	0.74	12-1-2018	11,000,000	11,078,430
Philadelphia PA Authority for Industrial Development Tacony Academy Christian School Project Series A-1 (Education Revenue) %%	6.25	6-15-2023	730,000	732,124
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2017	1,500,000	1,537,170
Pocono Mountain PA School District Series B (GO, AGM Insured)	4.00	6-15-2019	2,575,000	2,786,717
Pocono Mountain PA School District Series B (GO, AGM Insured)	4.00	6-15-2020	5,845,000	6,311,080
Reading PA Series A (GO)	4.00	11-15-2014	1,780,000	1,837,369
St. Mary Hospital Authority Pennsylvania Health System Catholic Health East Series B (Health Revenue)	5.00	11-15-2015	930,000	975,505

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Strategic Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Susquehanna PA Area Regional Airport Authority System Series A (Airport Revenue)	5.00%	1-1-2019	$3,630,000	$3,868,781

				63,035,684

Puerto Rico: 1.50%
Puerto Rico Electric Power Authority Series UU (Utilities Revenue) ±	0.70	7-1-2020	2,380,000	1,791,854
Puerto Rico Electric Power Authority Series UU (Utilities Revenue) ±	0.13	7-1-2017	8,390,000	7,035,351
Puerto Rico Electric Power Authority Series UU (Utilities Revenue) ±	0.87	7-1-2025	3,500,000	2,856,735
Puerto Rico Highway & Transportation Revenue Series BB (Transportation Revenue, Ambac Insured)	5.25	7-1-2017	3,165,000	3,298,911
Puerto Rico Highway & Transportation Revenue Series BB (Transportation Revenue, Ambac Insured)	5.25	7-1-2018	2,955,000	3,066,197
Puerto Rico Public Imports Series A (GO, AGM Insured)	5.00	7-1-2015	1,695,000	1,740,443

				19,789,491

Rhode Island: 0.57%
Providence RI Housing Authority Revenue Cathedral Square Apartments Project (Housing Revenue, GNMA/FNMA Insured)	1.00	3-1-2016	1,500,000	1,488,870
Providence RI Redevelopment Agency (Miscellaneous Revenue, Ambac Insured)	4.75	4-1-2020	2,710,000	2,752,195
Rhode Island Clean Water Finance Agency Cranston Wastewater Treatment System (Miscellaneous Revenue, National Insured)	5.80	9-1-2022	975,000	975,809
Rhode Island Health & Educational Building Corporation (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2018	2,180,000	2,316,751
Rhode Island Housing & Mortgage Finance (Housing Revenue)	6.50	4-1-2027	25,000	25,052

				7,558,677

South Carolina: 0.43%
Berkeley County SC Pollution Control Facilities Generating Company Project (Utilities Revenue)	4.88	10-1-2014	640,000	664,384
South Carolina Jobs EDA Ebenezer Nursing Series A (Health Revenue, GNMA Insured)	6.90	1-20-2037	2,970,000	2,975,287
South Carolina Jobs EDA Various Waste Management Incorporated (Resource Recovery Revenue)	2.88	2-1-2015	2,000,000	2,026,640

				5,666,311

South Dakota: 0.08%
South Dakota HEFA (Health Revenue)	4.50	9-1-2019	990,000	1,077,952

Tennessee: 2.01%
Hamilton County TN Series B (GO)	4.00	3-1-2021	4,275,000	4,789,069
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	1,655,000	1,800,127
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2018	4,000,000	4,368,680
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2020	4,400,000	4,769,380
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2017	1,010,000	1,081,882
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2018	3,700,000	3,974,170
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2019	5,300,000	5,686,635

				26,469,943

Texas: 8.38%
Austin TX Housing Finance Corporation SFHR (Housing Revenue, Verex Pool Insured) ¤	0.00	2-1-2016	1,530,000	22,583

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00%	1-1-2021	$1,000,000	$1,083,180
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2022	500,000	538,745
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2023	500,000	534,325
Clifton TX Higher Education Finance Corporation (Education Revenue)	3.75	8-15-2022	1,500,000	1,469,250
Coastal Water Authority Texas Conveyance System (Water & Sewer Revenue, FGIC Insured)	7.50	12-15-2016	20,000	20,117
Galveston TX Wharves & Terminal Revenue (Airport Revenue)	5.00	2-1-2017	1,100,000	1,200,991
Galveston TX Wharves & Terminal Revenue (Airport Revenue)	5.00	2-1-2018	1,680,000	1,846,068
Garland TX Independent School District (GO)	5.00	2-15-2020	11,160,000	13,266,450
Gulf Coast TX IDA (IDR, BNP Paribas LOC) ø	0.60	11-1-2019	4,850,000	4,850,000
Houston TX Utility System Revenue Series C (Water & Sewer Revenue) ±	0.66	5-15-2034	21,075,000	21,280,903
Lubbock TX Health Facilities Development Corporation Lutheran Retirement (Housing Revenue, GNMA Insured)	6.00	3-20-2029	1,000,000	1,001,320
Midtown TX RDA (Tax Revenue)	4.00	1-1-2014	250,000	253,833
Midtown TX RDA (Tax Revenue)	4.00	1-1-2016	1,980,000	2,077,891
Midtown TX RDA (Tax Revenue)	5.00	1-1-2017	2,270,000	2,468,239
North Texas Higher Education Authority Series 2 Class A (Education Revenue) ±	1.28	4-1-2037	3,605,000	3,605,072
Permanent University Fund TX Series B (Education Revenue)	5.25	7-1-2023	3,820,000	4,707,080
Sam Rayburn TX Municipal Power Agency (Utilities Revenue)	5.00	10-1-2017	470,000	526,555
Tarrant County TX Cultural Education Facilities Finance Corporation Retirement Facilities Series A-1 (Health Revenue, GNMA Insured)	5.00	5-15-2014	1,350,000	1,379,808
Tarrant County TX Cultural Education Facilities Finance Corporation Retirement Facilities Series A-1 (Housing Revenue, GNMA Insured)	5.25	9-20-2023	175,000	172,053
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2020	6,500,000	7,101,510
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2021	5,000,000	5,382,550
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	10,305,000	10,247,601
Texas Southern University Series A-1 (Education Revenue, National Insured)	4.60	11-1-2013	1,275,000	1,276,250
Texas Transportation Commission State Highway Series B (Transportation Revenue, Banco Bilboa Vizcaya SPA) ø	0.40	4-1-2026	12,500,000	12,500,000
Texas Turnpike Authority Central Texas Turnpike System (Transportation Revenue, Ambac Insured) ¤	0.00	8-15-2027	1,425,000	621,443
Texas Water Development Board Revolving Fund Series A (Miscellaneous Revenue)	5.00	7-15-2017	8,320,000	8,351,283
Wood Glen TX Housing Finance Corporation Mortgage Copperwood Project Series A (Miscellaneous Revenue, National/FHA Insured)	7.65	7-1-2022	2,125,000	2,575,861

				110,360,961

Utah: 0.32%
Intermountain Power Agency Utah Power Supply Series A (Utilities Revenue)	6.15	7-1-2014	3,275,000	3,385,335
Utah HFA RHA Community Services Project Series A (Health Revenue)	6.88	7-1-2027	790,000	790,514

				4,175,849

Vermont: 0.70%
Vermont Student Assistance Corporation Education Loan Revenue Series BCL-A1 (Education Revenue) ±	1.77	6-1-2022	9,162,182	9,190,585

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Strategic Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Virgin Islands: 0.78%
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue)	2.25%	10-1-2017	$8,000,000	$7,870,960
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2017	1,390,000	1,508,553
Virgin Islands Water & Power Authority (Utilities Revenue)	4.13	7-1-2014	930,000	933,050

				10,312,563

Virginia: 0.80%
Caroline County VA IDR (Miscellaneous Revenue)	4.00	8-1-2016	1,825,000	1,827,154
Dulles VA Town Center CDA (Miscellaneous Revenue)	2.00	3-1-2014	1,665,000	1,657,841
Dulles VA Town Center CDA (Miscellaneous Revenue)	3.00	3-1-2015	550,000	547,982
Dulles VA Town Center CDA (Miscellaneous Revenue)	3.00	3-1-2016	620,000	610,235
Dulles VA Town Center CDA (Miscellaneous Revenue)	4.00	3-1-2017	1,910,000	1,909,007
Fairfax County VA EDA (IDR, SunTrust Bank LOC) ø	0.18	10-1-2015	1,370,000	1,370,000
Virginia Housing Development Authority AMT Series A Sub-Series A-5 (Housing Revenue)	4.50	1-1-2020	2,600,000	2,652,754

				10,574,973

Washington: 1.60%
King County WA Public Hospital District #01 Valley Medical Center Series A (Health Revenue)	4.00	6-15-2015	1,185,000	1,214,424
King County WA Public Hospital District #01 Valley Medical Center Series A (Health Revenue)	4.00	6-15-2016	1,480,000	1,526,058
Redmond WA Library Capital Facilities Area (GO)	5.00	12-1-2017	200,000	200,756
Washington COP Series A (Miscellaneous Revenue)	5.00	7-1-2025	3,600,000	3,996,504
Washington Health Care Facilities Authority Swedish Health Services Series A (Health Revenue)	6.75	11-15-2041	10,660,000	14,104,655

				21,042,397

West Virginia: 0.54%
Mason County WV PCR Appalachian Power Company (Utilities Revenue) ±	2.00	10-1-2022	7,000,000	7,097,860

Wisconsin: 1.45%
Milwaukee WI Redevelopment Authority Public Schools Series A (Miscellaneous Revenue)	5.00	8-1-2019	7,690,000	8,913,633
Wisconsin HEFA Beloit Health System Incorporation (Health Revenue)	4.00	4-1-2014	650,000	661,551
Wisconsin HEFA Beloit Health System Incorporation (Health Revenue)	5.00	4-1-2015	640,000	675,962
Wisconsin HEFA Milwaukee Institute of Art (Education Revenue, Citibank NA LOC) ø	0.13	1-1-2034	2,385,000	2,385,000
Wisconsin Public Finance Authority Airport Facilities Revenue Series G (Airport Revenue)	5.00	7-1-2017	6,100,000	6,404,451

				19,040,597

Total Municipal Obligations (Cost $1,281,895,485)				1,284,544,955

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2013

SPECIALIZED FINANCIAL SERVICES FUND

Security name	Yield		Shares	Value

Short-Term Investments: 0.73%

Investment Companies: 0.69%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01%		9,052,981	$9,052,981

		Maturity date	Principal
U.S. Treasury Securities: 0.04%
U.S. Treasury Bill (z)#	0.05	9-19-2013	$500,000	499,964

Total Short-Term Investments (Cost $9,552,935)				9,552,945

Total investments in securities (Cost $1,305,489,737) *	99.33%	1,307,984,188
Other assets and liabilities, net	0.67	8,781,624

Total net assets	100.00%	$1,316,765,812

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

¤	Security issued in zero coupon form with no periodic interest payments.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

%%	Security issued on a when-issued basis.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,305,508,088 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$14,909,727
Gross unrealized depreciation	(12,433,627)

Net unrealized appreciation	$2,476,100

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2013	Wells Fargo Advantage Strategic Municipal Bond Fund	25

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,298,931,207
In affiliated securities, at value (see cost below)	9,052,981

Total investments, at value (see cost below)	1,307,984,188
Receivable for investments sold	20,625,638
Receivable for Fund shares sold	5,657,428
Receivable for interest	10,025,918
Prepaid expenses and other assets	141,108

Total assets	1,344,434,280

Liabilities
Dividends payable	161,923
Payable for investments purchased	20,673,782
Payable for Fund shares redeemed	5,842,347
Payable for daily variation margin on open futures contracts	31,250
Advisory fee payable	310,405
Distribution fees payable	96,837
Due to other related parties	199,168
Accrued expenses and other liabilities	352,756

Total liabilities	27,668,468

Total net assets	$1,316,765,812

NET ASSETS CONSIST OF
Paid-in capital	$1,308,524,377
Overdistributed net investment income	(88,064)
Accumulated net realized gains on investments	6,302,355
Net unrealized gains on investments	2,027,144

Total net assets	$1,316,765,812

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$609,302,861
Shares outstanding – Class A	68,679,059
Net asset value per share – Class A	$8.87
Maximum offering price per share – Class A2	$9.29
Net assets – Class B	$2,128,419
Shares outstanding – Class B	240,512
Net asset value per share – Class B	$8.85
Net assets – Class C	$152,154,519
Shares outstanding – Class C	17,091,290
Net asset value per share – Class C	$8.90
Net assets – Administrator Class	$521,311,575
Shares outstanding – Administrator Class	58,776,571
Net asset value per share – Administrator Class	$8.87
Net assets – Institutional Class	$31,868,438
Shares outstanding – Institutional Class	3,591,468
Net asset value per share – Institutional Class	$8.87

Investments in unaffiliated securities, at cost	$1,296,436,756

Investments in affiliated securities, at cost	$9,052,981

Total investments, at cost	$1,305,489,737

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Strategic Municipal Bond Fund	Statement of operations—year ended June 30, 2013

Investment income
Interest	$28,352,388
Income from affiliated securities	4,305

Total investment income	28,356,693

Expenses
Advisory fee	4,065,743
Administration fees
Fund level	615,295
Class A	891,133
Class B	4,623
Class C	247,740
Administrator Class	506,560
Institutional Class	7,476
Shareholder servicing fees
Class A	1,392,395
Class B	7,223
Class C	387,093
Administrator Class	1,265,392
Distribution fees
Class B	21,668
Class C	1,161,280
Custody and accounting fees	68,906
Professional fees	56,787
Registration fees	190,806
Shareholder report expenses	57,223
Trustees’ fees and expenses	16,494
Other fees and expenses	28,614

Total expenses	10,992,451
Less: Fee waivers and/or expense reimbursements	(454,749)

Net expenses	10,537,702

Net investment income	17,818,991

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	10,161,066
Futures transactions	1,530,519

Net realized gains on investments	11,691,585

Net change in unrealized gains (losses) on:
Unaffiliated securities	(11,648,914)
Futures transactions	(695,537)

Net change in unrealized gains (losses) on investments	(12,344,451)

Net realized and unrealized gains (losses) on investments	(652,866)

Net increase in net assets resulting from operations	$17,166,125

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Strategic Municipal Bond Fund	27

	Year ended June 30, 2013		Year ended June 30, 2012

Operations
Net investment income		$17,818,991		$20,028,124
Net realized gains on investments		11,691,585		5,301,447
Net change in unrealized gains (losses) on investments		(12,344,451)		13,306,044

Net increase in net assets resulting from operations		17,166,125		38,635,615

Distributions to shareholders from
Net investment income
Class A		(8,279,613)		(10,708,865)
Class B		(22,236)		(80,068)
Class C		(1,147,959)		(2,063,309)
Administrator Class		(8,215,766)		(7,175,918)
Institutional Class		(154,180)[1]		NA
Net realized gains
Class A		(4,978,177)		(397,431)
Class B		(25,895)		(4,233)
Class C		(1,359,593)		(114,928)
Administrator Class		(4,104,641)		(274,579)
Institutional Class		(86)[1]		NA

Total distributions to shareholders		(28,288,146)		(20,819,331)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	38,534,177	345,871,134	35,840,827	317,253,249
Class B	10,539	93,938	19,342	170,942
Class C	4,807,050	43,319,293	5,396,189	47,926,736
Administrator Class	51,015,832	457,745,813	42,820,001	378,926,746
Institutional Class	3,823,203 [1]	34,341,419 [1]	NA	NA

		881,371,597		744,277,673

Reinvestment of distributions
Class A	1,369,724	12,299,137	1,012,748	8,963,414
Class B	4,517	40,472	6,530	57,525
Class C	231,908	2,089,611	171,105	1,517,927
Administrator Class	1,173,317	10,534,631	752,795	6,663,970
Institutional Class	16,119 [1]	144,262 [1]	NA	NA

		25,108,113		17,202,836

Payment for shares redeemed
Class A	(32,686,058)	(293,368,144)	(15,720,925)	(139,525,304)
Class B	(193,709)	(1,735,696)	(377,508)	(3,322,352)
Class C	(4,338,229)	(39,051,482)	(2,105,446)	(18,709,125)
Administrator Class	(42,111,554)	(377,516,795)	(13,020,279)	(115,498,373)
Institutional Class	(247,854)[1]	(2,190,172)[1]	NA	NA

		(713,862,289)		(277,055,154)

Net increase in net assets resulting from capital share transactions		192,617,421		484,425,355

Total increase in net assets		181,495,400		502,241,639

Net assets
Beginning of period		1,135,270,412		633,028,773

End of period		$1,316,765,812		$1,135,270,412

Overdistributed net investment income		$(88,064)		$(87,301)

1.	For the period from November 30, 2012 (commencement of class operations) to June 30, 2013

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Strategic Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30			Year ended May 31
CLASS A	2013	2012	2011[1]	2011[2]	2010[2]	2009[2]
Net asset value, beginning of period	$8.94	$8.77	$8.75	$8.67	$8.59	$8.70
Net investment income	0.13	0.21	0.02	0.26	0.25	0.31
Net realized and unrealized gains (losses) on investments	0.01	0.18	0.02	0.08	0.08	(0.11)

Total from investment operations	0.14	0.39	0.04	0.34	0.33	0.20
Distributions to shareholders from
Net investment income	(0.13)	(0.21)	(0.02)	(0.26)	(0.25)	(0.31)
Net realized gains	(0.08)	(0.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.21)	(0.22)	(0.02)	(0.26)	(0.25)	(0.31)
Net asset value, end of period	$8.87	$8.94	$8.77	$8.75	$8.67	$8.59
Total return[3]	1.59%	4.48%	0.49%	4.01%	3.76%	2.54%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.83%	0.83%	0.88%	0.99%	1.01%
Net expenses	0.82%	0.83%	0.83%	0.87%	0.99%	1.01%
Net investment income	1.49%	2.31%	3.15%	3.02%	2.85%	3.64%
Supplemental data
Portfolio turnover rate	49%	74%	12%	130%	40%	53%
Net assets, end of period (000s omitted)	$609,303	$549,357	$353,518	$330,896	$329,475	$333,901

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Strategic Municipal Bond Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Municipal Bond Fund	29

(For a share outstanding throughout each period)

	Year ended June 30			Year ended May 31
CLASS B	2013	2012	2011[1]	2011[2]	2010[2]	2009[2]
Net asset value, beginning of period	$8.92	$8.75	$8.73	$8.65	$8.57	$8.68
Net investment income	0.07 [3]	0.15 [3]	0.02 [3]	0.19 [3]	0.19 [3]	0.25 [3]
Net realized and unrealized gains (losses) on investments	0.01	0.17	0.02	0.09	0.07	(0.11)

Total from investment operations	0.08	0.32	0.04	0.28	0.26	0.14
Distributions to shareholders from
Net investment income	(0.07)	(0.14)	(0.02)	(0.20)	(0.18)	(0.25)
Net realized gains	(0.08)	(0.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.15)	(0.15)	(0.02)	(0.20)	(0.18)	(0.25)
Net asset value, end of period	$8.85	$8.92	$8.75	$8.73	$8.65	$8.57
Total return[4]	0.83%	3.71%	0.43%	3.23%	2.99%	1.78%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.58%	1.58%	1.64%	1.74%	1.76%
Net expenses	1.57%	1.58%	1.58%	1.63%	1.74%	1.76%
Net investment income	0.77%	1.69%	2.40%	2.20%	2.20%	2.91%
Supplemental data
Portfolio turnover rate	49%	74%	12%	130%	40%	53%
Net assets, end of period (000s omitted)	$2,128	$3,738	$6,741	$7,531	$16,123	$31,991

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Strategic Municipal Bond Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Strategic Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30			Year ended May 31
CLASS C	2013	2012	2011[1]	2011[2]	2010[2]	2009[2]
Net asset value, beginning of period	$8.97	$8.80	$8.78	$8.70	$8.62	$8.73
Net investment income	0.07	0.14	0.02	0.20	0.18	0.24
Net realized and unrealized gains (losses) on investments	0.01	0.18	0.02	0.08	0.09	(0.10)

Total from investment operations	0.08	0.32	0.04	0.28	0.27	0.14
Distributions to shareholders from
Net investment income	(0.07)	(0.14)	(0.02)	(0.20)	(0.19)	(0.25)
Net realized gains	(0.08)	(0.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.15)	(0.15)	(0.02)	(0.20)	(0.19)	(0.25)
Net asset value, end of period	$8.90	$8.97	$8.80	$8.78	$8.70	$8.62
Total return[3]	0.83%	3.69%	0.42%	3.23%	2.99%	1.78%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.58%	1.58%	1.63%	1.74%	1.76%
Net expenses	1.57%	1.58%	1.58%	1.62%	1.74%	1.76%
Net investment income	0.74%	1.59%	2.40%	2.26%	2.08%	2.88%
Supplemental data
Portfolio turnover rate	49%	74%	12%	130%	40%	53%
Net assets, end of period (000s omitted)	$152,155	$147,006	$113,724	$112,740	$130,775	$109,379

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Strategic Municipal Bond Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Municipal Bond Fund	31

(For a share outstanding throughout each period)

	Year ended June 30			Year ended May 31
ADMINISTRATOR CLASS	2013	2012	2011[1]	2011[2]	2010[2]	2009[2]
Net asset value, beginning of period	$8.94	$8.76	$8.75	$8.67	$8.59	$8.70
Net investment income	0.15	0.22	0.02	0.28	0.27	0.33
Net realized and unrealized gains (losses) on investments	0.01	0.19	0.01	0.08	0.08	(0.10)

Total from investment operations	0.16	0.41	0.03	0.36	0.35	0.23
Distributions to shareholders from
Net investment income	(0.15)	(0.22)	(0.02)	(0.28)	(0.27)	(0.34)
Net realized gains	(0.08)	(0.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.23)	(0.23)	(0.02)	(0.28)	(0.27)	(0.34)
Net asset value, end of period	$8.87	$8.94	$8.76	$8.75	$8.67	$8.59
Total return[3]	1.73%	4.76%	0.39%	4.20%	4.02%	2.80%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.75%	0.77%	0.77%	0.75%	0.76%
Net expenses	0.68%	0.68%	0.68%	0.69%	0.75%	0.76%
Net investment income	1.62%	2.42%	3.32%	3.23%	3.03%	3.89%
Supplemental data
Portfolio turnover rate	49%	74%	12%	130%	40%	53%
Net assets, end of period (000s omitted)	$521,312	$435,170	$159,045	$146,149	$151,636	$73,002

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Strategic Municipal Bond Fund.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Strategic Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

Year ended
INSTITUTIONAL CLASS	June 30, 2013[1]
Net asset value, beginning of period	$9.06
Net investment income	0.08 [2]
Net realized and unrealized gains (losses) on investments	(0.10)

Total from investment operations	(0.02)
Distributions to shareholders from
Net investment income	(0.09)
Net realized gains	(0.08)

Total distributions to shareholders	(0.17)
Net asset value, end of period	$8.87
Total return[3]	(0.28)%
Ratios to average net assets (annualized)
Gross expenses	0.50%
Net expenses	0.48%
Net investment income	1.65%
Supplemental data
Portfolio turnover rate	49%
Net assets, end of period (000s omitted)	$31,868

1.	For the period from November 30, 2012 (commencement of class operations) to June 30, 2013.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Strategic Municipal Bond Fund	33

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Strategic Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

34	Wells Fargo Advantage Strategic Municipal Bond Fund	Notes to financial statements

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

Notes to financial statements	Wells Fargo Advantage Strategic Municipal Bond Fund	35
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Investment companies	$13,886,288	$0	$0	$13,886,288
Municipal obligations	0	1,271,502,444	13,042,511	1,284,544,955
Short-term investments
Investment companies	9,052,981	0	0	9,052,981
U.S. Treasury securities	499,964	0	0	499,964
	$23,439,233	$1,271,502,444	$13,042,511	$1,307,984,188

As of June 30, 2013, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$(467,307)	$0	$0	$(467,307)
+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2013, the advisory fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

36	Wells Fargo Advantage Strategic Municipal Bond Fund	Notes to financial statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class A	0.82%	October 31, 2013
Class B	1.57%	October 31, 2013
Class C	1.57%	October 31, 2013
Administrator Class	0.68%	October 31, 2013
Institutional Class	0.48%	October 31, 2014

Prior to November 1, 2012, the Fund’s expenses were capped at 0.86% for Class A shares, 1.61% for Class B shares and 1.61% for Class C shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended June 30, 2013, Wells Fargo Funds Distributor, LLC received $41,712 from the sale of Class A shares and $10,863, $45 and $3,773 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2013 were $566,038,865 and $435,297,153, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2013, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

Notes to financial statements	Wells Fargo Advantage Strategic Municipal Bond Fund	37

At June 30, 2013, the Fund had long futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at June 30, 2013	Unrealized losses
9-19-2013	400 Long	10-Year U.S. Treasury Notes	$50,625,000	$(467,307)

The Fund had average notional amounts of $1,610,106 and $33,031,930 in long and short futures contracts, respectively, during the year ended June 30, 2013.

On June 30, 2013, the cumulative unrealized losses on futures contracts in the amount of $(467,307) is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2013, the Fund paid $1,510 in commitment fees.

For the year ended June 30, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	Year ended June 30,
	2013	2012
Ordinary income	$ 5,977,120	$ 1,245,529
Tax-exempt income	17,126,488	19,108,407
Long-term capital gain	5,184,538	465,395

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax exempt-income	Unrealized long-term gain	Unrealized gains
$2,964,079	$92,566	$2,889,321	$2,476,100

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

38	Wells Fargo Advantage Strategic Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Strategic Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, the period from June 1, 2011 to June 30, 2011, and for each of the three years in the three-year period ended May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Strategic Municipal Bond Fund as of June 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

Other information (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	39

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $5,184,538 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2013.

For the fiscal year ended June 30, 2013, $690,354 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended June 30, 2013, $5,283,854 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 96.12% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Wells Fargo Advantage Strategic Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each

Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	41

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

42	Wells Fargo Advantage Strategic Municipal Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Strategic Municipal Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	43

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, Barclays Municipal Bond Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period, including the fact that the Fund maintained a lower average duration than the benchmark. Funds Management advised the Board that the Fund’s performance relative to the benchmark was affected by duration differences between the Fund and the benchmark. The Board noted the Fund’s positive performance relative to the Universe and was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all classes except for the Administrator Class. However, the Board noted that the net operating expense ratio of the Administrator Class has historically been in range of the expense Group. The Board and Funds Management agreed to maintain the current contractual net expense ratio caps for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were equal to or in range of the Fund’s expense Groups except for Class A. However, the Board viewed favorably the fact that the net operating expenses ratio of Class A was in range of the median net operating expense ratio of the expense Group for Class A.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

44	Wells Fargo Advantage Strategic Municipal Bond Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Strategic Municipal Bond Fund	45

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217889 08-13 A257/AR257 6-13

Wells Fargo Advantage

Ultra Short-Term Municipal Income Fund

Annual Report

June 30, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund for the 12-month period that ended June 30, 2013. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and uncertainty surrounding fiscal policies. Interest rates remained low throughout much of the period but jumped in May and June 2013 in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. Municipal bond returns were positive in the first three quarters of the period but then turned negative in the second quarter of 2013. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade municipal bonds throughout the country, gained 0.24% for the 12-month period that ended June 30, 2013.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. The gross domestic product (GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	3

On the fiscal front, presidential elections in November 2012, fiscal cliff negotiations at year-end, and effects of less federal spending due to sequestration were accompanied by shifts in municipal investor sentiment. For example, with an Obama victory in the November 2012 presidential election, investor demand for municipal bonds surged because of investor expectations that higher taxes would create greater long-term demand for tax-free municipal bonds. However, investor demand waned as fiscal cliff discussions suggested the tax-exempt status of municipal bonds could be eliminated.

Municipal bond yields reflected changes in U.S. Treasury rates.

Similar to Treasury yield changes, municipal yields also were near historic lows most of the period before spiking higher in the second quarter of 2013. Ten-year municipal bond yields hovered near 2.00% for most of the period before jumping to 2.95% at the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

4	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

Average annual total returns1 (%) as of June 30, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SMAVX)	10-2-2000	(1.70)	1.56	1.96	0.31	1.98	2.17	0.75	0.67
Class C (WFUSX)	3-31-2008	(1.21)	1.22	1.52	(0.21)	1.22	1.52	1.50	1.42
Administrator Class (WUSMX)	7-30-2010	–	–	–	0.38	2.06	2.36	0.69	0.60
Institutional Class (SMAIX)	7-31-2000	–	–	–	0.61	2.29	2.57	0.42	0.37
Investor Class (SMUAX)	11-30-1995	–	–	–	0.28	1.98	2.24	0.78	0.70
Barclays 1-Year Municipal Bond Index[4]	–	–	–	–	0.65	1.95	2.26	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	5

Growth of $10,000 investment[5] as of June 30, 2013

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through October 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 1-Year Municipal Bond Index is the 1-year component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with Barclays 1-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

7.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays 1–Year Municipal Bond Index, for the 12-month period that ended June 30, 2013.

■	Short-term municipal yields moved slightly higher during the 12-month period, and lower-quality bonds outperformed higher-quality bonds.

■	The Fund’s yield-curve positioning detracted from performance. This was partly offset by its duration, sector, and quality decisions, which added value during the period.

■	Our continued overweight in bonds rated A and lower, combined with an underweight in higher-rated and prerefunded bonds, helped performance. We maintained an underweight in state and local general obligation (GO) bonds, which helped performance. Our overweight in revenue bonds, specifically health care and special tax revenue bonds, helped performance for the year.

Despite the recent sell-off, short yields remain low.

Yields on the front end of the curve remained low for the period, given the Federal Reserve’s (Fed’s) accommodative monetary policy. Even after the Fed more recently said the economy has shown continued signs of improvement that may warrant tapering the quantitative easing program, the yield curve steepened, with long-term rates spiking higher but short-term yields remaining relatively unchanged. This kind of yield-curve steepening likely indicates that the economy is beginning to show signs of a sustained recovery. We believe that the economy has shown improvements in many of the main indicators, including unemployment, manufacturing, and housing.

We continue to have an overweight in revenue bonds and an underweight in GO bonds, although we have increased our exposure to both state and local GO bonds. The credit profile for municipalities has appeared to continue to improve, as tax revenues are rising and reserve balances are growing. Within the investment-grade sector, A- and BBB-rated bonds had the best relative performance, while AAA-rated bonds underperformed. The Fund also held several nonrated short-term borrowing notes. We saw an increase in issuance this season due to several emergency notes issued by cities and towns that were affected by Hurricane Sandy. We assign internal ratings to every bond purchased by the Fund, and the majority of the nonrated notes were assigned investment-grade ratings by our analysts.

Credit quality[6] as of June 30, 2013

During the past year, we have continued to manage the Fund in a relatively conservative manner from a duration perspective. We have held duration short relative to the benchmark by keeping about half of the Fund invested in variable-rate demand notes and floating-rate notes. Both of these structures will immediately benefit from a quick rise in interest rates, while maintaining fairly stable prices. We like the defensive nature of these structures and intend to continue to have a healthy allocation. Eventually, stronger economic data should push interest rates higher, and we intend to look to extend duration opportunistically. While we limit our exposure to bonds with maturities of five years or less, the yield curve is steep and we intend to look to take advantage of the roll opportunity, benefiting from a natural decline in yield (increase in price) as bond maturities shorten.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	7

Effective maturity[7] distribution as of June 30, 2013

Lower-quality bonds remain attractive.

Lower-quality investment-grade bonds did well during the past 12 months, and we maintained an overweight in this credit category. We think lower-rated credits will continue to experience good performance as investors search for income and municipal credit trends improve. Some specific sector tactics included increasing the Fund’s exposure to short-term health care bonds and corporate-backed municipal bonds because we believe near-term fundamentals look favorable and yield spreads remain attractive from a longer-term perspective.

We also increased the Fund’s exposure to local GO bonds, including several credits from California and New York school districts. Education payments are at the top of the priority scheme in the California budget, and we feel this is a way to position the Fund for a recovery in California while potentially providing better downside protection compared with owning state GO bonds. One credit we aren’t adding is unenhanced Puerto Rico GO debt. The rating agencies haven’t downgraded the commonwealth below investment grade yet, but we believe it is a possibility over the next few months. The commonwealth has continued to struggle with increasing pension costs and expenses, while revenue from tourism and tax collections has declined. We will continue to monitor the situation closely.

The Fund is positioned to keep the net asset value relatively stable while adding additional income.

The Fund is positioned for an eventual increase in interest rates. With our expectations for positive economic growth over the next few years, the Fund is well positioned to take advantage of higher interest rates. Uncertainty about tax policy, health care reform, and the effects of sequestration remain hanging over the municipal market, and we will continue to monitor progress on all of these fronts. We will continue to manage the portfolio in a relatively defensive manner, while taking advantage of relative-value opportunities.

Please see footnotes on page 5.

8	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,001.31	$3.32	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%
Class C
Actual	$1,000.00	$997.93	$7.03	1.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.10	1.42%
Administrator Class
Actual	$1,000.00	$1,001.65	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,002.79	$1.84	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Investor Class
Actual	$1,000.00	$1,001.16	$3.47	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	9

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/ultrashorttermmunicipalincome.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Municipal Obligations: 98.91%

Alabama: 1.88%
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±	0.55%	11-15-2038	$47,500,000	$47,496,675	0.76%
Chatom AL Industrial Development Board (Utilities Revenue) µ	0.53-4.00	8-1-2013 to 8-1-2037	20,395,000	20,412,507	0.33
Other securities				49,379,843	0.79

				117,289,025	1.88

Alaska: 0.13%
Other securities				8,041,080	0.13

Arizona: 1.81%
Scottsdale AZ IDA Healthcare Series F (Health Revenue, AGM Insured) (m) ±	0.70	9-1-2045	52,125,000	52,125,000	0.83
Other securities				61,012,862	0.98

				113,137,862	1.81

Arkansas: 0.02%
Other securities				1,075,288	0.02

California: 10.98%
California Infrastructure & Economic Development Bank The J Paul Getty Trust Series A-3 (Miscellaneous Revenue) ±	0.56	4-1-2038	38,400,000	38,504,832	0.62
California Refunding Series A (Miscellaneous Revenue) ±	0.74	5-1-2033	73,000,000	73,313,170	1.17
California Series DCL 009 (GO, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø	0.47	8-1-2027	81,220,000	81,220,000	1.30
California Series DCL-011 (GO, Dexia Credit Local LOC, AGM Insured ) ø	0.47	8-1-2027	5,985,000	5,985,000	0.10
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) (m) ±	0.76	7-1-2041	55,600,000	55,600,000	0.89
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured) (m) ±	0.50	7-1-2040	43,500,000	43,500,000	0.70
California Statewide CDA (Various Revenue) µ	0.70-4.88	10-1-2031 to 7-1-2040	26,025,000	26,332,744	0.42
Inland Valley CA Development Agency Series A (Tax Revenue) ø	4.00	3-1-2041	56,000,000	56,862,400	0.91
Palomar Pomerado CA Health Care District COP Series A (Health Revenue, AGM Insured) (m) ±	0.75	11-1-2036	34,425,000	34,425,000	0.55
Palomar Pomerado CA Health Care District COP (Health Revenue, AGM Insured) ±(m)	0.75	11-1-2036	59,425,000	59,425,000	0.95
Other securities				210,545,535	3.37

				685,713,681	10.98

Colorado: 1.66%
Colorado Springs CO Utilities Sub Lien Improvement Series B (Utilities Revenue, Bayerische Landesbank SPA) ø	0.22	11-1-2036	46,750,000	46,750,000	0.75
Other securities				56,980,546	0.91

				103,730,546	1.66

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Summary portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Connecticut: 0.65%
Other securities				$40,869,495	0.65%

Delaware: 0.11%
Other securities				7,000,840	0.11

District of Columbia: 0.86%
Other securities				53,599,573	0.86

Florida: 5.79%
Citizens Property Insurance Corporation of Florida (Miscellaneous Revenue, AGM Insured) ±	1.71	6-1-2014	62,000,000	62,626,820	1.00
Florida Department of Environment Everglades Restoration Class B (Tax Revenue, AGM Insured) ø	0.22	7-1-2027	39,295,000	39,295,000	0.63
Florida PFOTER 4638 (Miscellaneous Revenue, Dexia Credit Local LIQ) 144A ø	0.41	7-1-2036	43,580,000	43,580,000	0.70
Miami-Dade County FL Expressway Authority Toll System Series DCL-2012-003 (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144A ø	0.80	3-8-2026	50,620,000	50,620,000	0.81
Miami-Dade County FL Expressway Authority (Transportation Revenue) µ	0.26-0.80	7-1-2018 to 8-1-2028	28,170,000	28,170,000	0.45
Other securities				137,223,952	2.20

				361,515,772	5.79

Georgia: 1.97%
Georgia Series G (GO) ±	0.46	12-1-2026	106,305,000	106,251,848	1.70
Other securities				16,670,266	0.27

				122,922,114	1.97

Illinois: 12.45%
BB&T Municipal Trust Class C (GO, Rabobank LOC) ±	0.56	12-1-2015	37,685,000	37,631,864	0.60
Chicago IL Board of Education Certificates DCL-2012-001 (GO, Dexia Credit Local LOC, Dexia Credit Local LIQ) 144A ø	0.95	12-1-2034	38,320,000	38,320,000	0.61
Chicago IL Board of Education Series A (GO, Ambac Insured)	5.25	12-1-2015	1,000,000	1,092,850	0.02
Chicago IL Board of Education Series A-1 (GO) ±	0.72	3-1-2026	44,750,000	44,758,950	0.72
Chicago IL Board of Education Series A2 (GO) ±	0.81	3-1-2035	72,320,000	72,529,005	1.16
Illinois (GO) µ	0.56-5.00	8-1-2013 to 7-1-2017	63,105,000	65,786,103	1.05
Illinois Series B (Miscellaneous Revenue, DEPFA Bank plc SPA) ø	2.00	10-1-2033	179,220,000	179,220,000	2.87
Illinois Toll Highway Authority Series A1 (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.42	1-1-2031	50,000,000	50,000,000	0.80
Illinois Toll Highway Authority Series A2 (Transportation Revenue, AGM Insured, PNC Bank NA SPA) ø	0.42	1-1-2031	65,465,000	65,465,000	1.05
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured) ø	0.43	1-1-2016 to 1-1-2017	31,000,000	31,000,000	0.50
Regional Transportation Authority Illinois Refunding Balance Series B (Tax Revenue, GO of Authority Insured) ø	0.50	6-1-2025	44,305,000	44,305,000	0.71
Other securities				147,352,907	2.36

				777,461,679	12.45

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Indiana: 3.34%
Indiana Finance Authority Various Lease Appropriation A-2 (Miscellaneous Revenue) ±	0.55%	2-1-2035	62,100,000	$62,231,652	0.99%
Indiana Finance Authority Various Lease Appropriation A-3 (Miscellaneous Revenue) ±	0.55	2-1-2035	54,000,000	54,114,480	0.87
Indiana Finance Authority Republic Services Incorporated Project Series B (Resource Recovery Revenue) ø	0.42	5-1-2028	5,000,000	5,000,000	0.08
Posey County IN Economic Development Midwest Fertilizer Corporation (IDR) %% ±	0.75	7-1-2046	72,500,000	72,499,275	1.16
Other securities				14,814,039	0.24

				208,659,446	3.34

Kentucky: 0.78%
Other securities				48,643,213	0.78

Louisiana: 3.12%
East Baton Rouge Parish LA Sewerage Commission Series A (Water & Sewer Revenue) ±	0.94	2-1-2046	82,170,000	82,223,411	1.32
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A1 (IDR) ø	0.33	11-1-2040	60,000,000	60,000,000	0.96
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series B1 (IDR) ø	0.30	11-1-2040	26,000,000	26,000,000	0.42
Other securities				26,511,013	0.42

				194,734,424	3.12

Maryland: 0.07%
Other securities				4,600,000	0.07

Massachusetts: 2.49%
Other securities				155,308,065	2.49

Michigan: 2.40%
University of Michigan Series F (Education Revenue) ±	0.46	4-1-2043	42,470,000	42,476,371	0.68
Other securities				107,463,930	1.72

				149,940,301	2.40

Minnesota: 0.36%
Other securities				22,684,815	0.36

Missouri: 0.59%
Other securities				36,984,322	0.59

Nebraska: 0.43%
Other securities				27,125,186	0.43

Nevada: 0.45%
Other securities				28,308,575	0.45

New Hampshire: 0.07%
Other securities				4,376,625	0.07

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Summary portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

New Jersey: 5.77%
New Jersey EDA Series E (Miscellaneous Revenue, State Appropriations Insured) ±	1.76%	2-1-2016	$59,540,000	$60,988,608	0.98%
New Jersey EDA (Various Revenue) µ	0.64-6.00	6-15-2014 to 6-1-2032	34,165,000	34,305,475	0.55
New Jersey PFOTER 4709 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø144A	0.48	9-1-2029	41,600,000	41,600,000	0.66
New Jersey TTFA PFOTER 109 (Transportation Revenue, Dexia Credit Local LOC, FGIC Insured, Dexia Credit Local SPA) ø	0.48	12-15-2030	50,435,000	50,435,000	0.81
Other securities				173,380,226	2.77

				360,709,309	5.77

New Mexico: 0.06%
Other securities				3,735,000	0.06

New York: 21.36%
Deutsche Bank Spears Lifers Trust (GO, HUD Insured)	0.26-0.68	7-1-2022 to 6-1-2030	70,810,000	70,810,000	1.13
Metropolitan Transportation Authority New York Series 2012A-1 (Transportation Revenue) ø	0.25	11-15-2041	42,500,000	42,500,000	0.68
Metropolitan Transportation Authority New York Series A-3 (Transportation Revenue) ±	0.45	11-15-2042	50,000,000	50,004,500	0.80
Metropolitan Transportation Authority New York Sub Series G-2 (Transportation Revenue) ±	0.66	11-1-2032	34,000,000	33,927,580	0.54
Metropolitan Transportation Authority New York (Various Revenue) µ	0.21-0.61	11-1-2025 to 11-1-2032	48,270,000	48,260,475	0.77
New York Energy R&D Authority Niagara Series A (Resource Recovery Revenue, Ambac Insured) (m) ±	0.47	10-1-2013	37,610,000	37,610,000	0.60
New York Energy R&D Authority (Various Revenue, Ambac Insured)	0.48-0.90	7-1-2015 to 10-1-2028	30,525,000	30,525,000	0.49
New York Local Government Assistance Corporation Refinance Sub Lien Series A-10V (Tax Revenue, AGM Insured) (m)(n) ±	0.06	4-1-2017	60,400,000	59,645,000	0.95
New York NY Adjusted Fiscal 2008 Sub Series A-4 (GO, AGM Insured) (m) ±	0.65	8-1-2026	46,175,000	46,175,000	0.74
New York NY Adjusted Fiscal 2008 Sub Series C4 (GO, AGM Insured) (m) ±	0.75	10-1-2027	67,350,000	67,350,000	1.08
New York NY (Various Revenue) µ	0.37-0.72	8-1-2021 to 6-1-2036	191,465,000	191,550,400	3.07
Oyster Bay NY Series A (GO)	1.50	3-7-2014	65,260,000	65,734,440	1.05
Oyster Bay NY Series B (GO)	3.00	8-9-2013	75,255,000	75,458,189	1.21
Suffolk County NY TAN (GO)	2.00	8-14-2013	57,000,000	57,116,280	0.91
Triborough Bridge & Tunnel Authority New York Various Refunding General Sub Series B-D (Transportation Revenue) ±	0.72	1-1-2031	40,800,000	40,927,296	0.66
Other securities				416,530,831	6.68

				1,334,124,991	21.36

North Carolina: 0.71%
Other securities				44,571,615	0.71

North Dakota: 0.08%
Other securities				4,687,363	0.08

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Ohio: 0.65%
Other securities				$40,852,845	0.65%

Oklahoma: 0.26%
Other securities				16,356,449	0.26

Oregon: 0.09%
Other securities				5,847,490	0.09

Pennsylvania: 1.69%
Other securities				105,719,610	1.69

Puerto Rico: 1.24%
Other securities				77,517,007	1.24

Rhode Island: 0.22%
Other securities				13,516,085	0.22

South Carolina: 0.95%
South Carolina Jobs EDA Improvement Palmetto Health Project (Health Revenue) ±	0.81	8-1-2039	41,600,000	41,565,888	0.66
Other securities				18,027,468	0.29

				59,593,356	0.95

Tennessee: 2.07%
Tennessee Energy Acquisition Corporation (Utilities Revenue)	5.00	9-1-2013 to 2-1-2017	72,290,000	75,291,597	1.21
Other securities				53,874,428	0.86

				129,166,025	2.07

Texas: 9.21%
Coastal Bend Texas Health Facilities Development Corporation (Health Revenue, AGM Insured) (m) ±	0.70	7-1-2031	33,650,000	33,650,000	0.54
Harris County TX Health Facilities Development Corporation Series A3 (Health Revenue, AGM Insured) (m) ±	0.70	7-1-2031	41,600,000	41,600,000	0.67
Harris County TX Health Facilities Development Corporation Series A4 (Health Revenue, AGM Insured) ±(m)	0.70	7-1-2031	27,025,000	27,025,000	0.43
Texas Municipal Gas Acquisition & Supply Corporation II Series 1993B (Utilities Revenue, BNP Paribas LIQ) ø	0.21	9-15-2018	77,390,000	77,390,000	1.24
Texas Municipal Gas Acquisition & Supply Corporation II Series A (Utilities Revenue) ±	0.88	9-15-2017	38,040,000	37,807,576	0.61
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	78,150,000	77,714,705	1.24
Texas Municipal Gas Acquisition & Supply Corporation (Utilities Revenue)	0.73-5.00	12-15-2013 to 12-15-2017	18,945,000	19,602,568	0.31
Texas Transportation Commission Turnpike System First Tier PUTTER Series B (Transportation Revenue) ±	1.25	8-15-2042	46,000,000	46,025,760	0.74
Texas Transportation Commission State Highway Series B (Transportation Revenue, Banco Bilboa Vizcaya SPA) ø	0.40	4-1-2026	26,000,000	26,000,000	0.42
Other securities				188,579,920	3.01

				575,395,529	9.21

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Summary portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Utah: 0.18%
Other securities				$11,043,890	0.18%

Virgin Islands: 0.01%
Other securities				403,244	0.01

Virginia: 0.43%
Other securities				26,767,326	0.43

Washington: 0.30%
Other securities				18,987,370	0.30

West Virginia: 0.32%
Other securities				20,279,600	0.32

Wisconsin: 0.90%
Other securities				56,450,073	0.90

Total Municipal Obligations (Cost $6,164,086,122)				6,179,446,104	98.91

	Yield		Shares
Short-Term Investments: 1.94%

Investment Companies: 1.94%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		120,952,842	120,952,842	1.94

Total Short-Term Investments (Cost $120,952,842)				120,952,842	1.94

Total investments in securities (Cost $6,285,038,964) *				6,300,398,946	100.85
Other assets and liabilities, net				(53,211,651)	(0.85)

Total net assets				$6,247,187,295	100.00%

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

µ	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

%%	Security issued on a when-issued basis

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $6,285,008,911 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$18,982,768
Gross unrealized depreciation	(3,592,733)

Net unrealized appreciation	$15,390,035

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	15

Assets
Investments
In unaffiliated securities, at value (see cost below)	$6,179,446,104
In affiliated securities, at value (see cost below)	120,952,842

Total investments, at value (see cost below)	6,300,398,946
Cash	511
Receivable for investments sold	116,267,734
Receivable for Fund shares sold	36,868,357
Receivable for interest	22,038,634
Prepaid expenses and other assets	120,128

Total assets	6,475,694,310

Liabilities
Dividends payable	689,599
Payable for investments purchased	174,834,256
Payable for Fund shares redeemed	50,094,646
Advisory fee payable	1,119,941
Distribution fees payable	55,530
Due to other related parties	877,961
Accrued expenses and other liabilities	835,082

Total liabilities	228,507,015

Total net assets	$6,247,187,295

NET ASSETS CONSIST OF
Paid-in capital	$6,231,414,236
Overdistributed net investment income	(515,354)
Accumulated net realized gains on investments	928,431
Net unrealized gains on investments	15,359,982

Total net assets	$6,247,187,295

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$1,914,970,079
Shares outstanding – Class A	397,093,303
Net asset value per share – Class A	$4.82
Maximum offering price per share – Class A2	$4.92
Net assets – Class C	$89,147,620
Shares outstanding – Class C	18,552,296
Net asset value per share – Class C	$4.81
Net assets – Administrator Class	$482,711,214
Shares outstanding – Administrator Class	100,115,354
Net asset value per share – Administrator Class	$4.82
Net assets – Institutional Class	$3,085,284,051
Shares outstanding – Institutional Class	639,871,216
Net asset value per share – Institutional Class	$4.82
Net assets – Investor Class	$675,074,331
Shares outstanding – Investor Class	139,834,202
Net asset value per share – Investor Class	$4.83

Investments in unaffiliated securities, at cost	$6,164,086,122

Investments in affiliated securities, at cost	$120,952,842

Total investments, at cost	$6,285,038,964

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Statement of operations—year ended June 30, 2013

Investment income
Interest	$71,003,372
Income from affiliated securities	171,024

Total investment income	71,174,396

Expenses
Advisory fee	20,413,015
Administration fees
Fund level	3,385,754
Class A	3,738,235
Class C	186,094
Administrator Class	588,591
Institutional Class	2,662,934
Investor Class	1,610,904
Shareholder servicing fees
Class A	5,840,990
Class C	290,773
Administrator Class	1,467,237
Investor Class	2,114,238
Distribution fees
Class C	872,317
Custody and accounting fees	354,657
Professional fees	29,302
Registration fees	143,121
Shareholder report expenses	202,755
Trustees’ fees and expenses	12,161
Other fees and expenses	138,285

Total expenses	44,051,363
Less: Fee waivers and/or expense reimbursements	(4,963,394)

Net expenses	39,087,969

Net investment income	32,086,427

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	14,518,930
Net change in unrealized gains (losses) on investments	(11,146,737)

Net realized and unrealized gains (losses) on investments	3,372,193

Net increase in net assets resulting from operations	$35,458,620

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	17

	Year ended June 30, 2013		Year ended June 30, 2012

Operations
Net investment income		$32,086,427		$74,429,962
Net realized gains on investments		14,518,930		5,097,039
Net change in unrealized gains (losses) on investments		(11,146,737)		87,514

Net increase in net assets resulting from operations		35,458,620		79,614,515

Distributions to shareholders from
Net investment income
Class A		(7,301,547)		(25,662,444)
Class C		0		(505,924)
Administrator Class		(2,237,921)		(3,511,380)
Institutional Class		(20,192,083)		(35,045,938)
Investor Class		(2,396,385)		(9,759,236)

Total distributions to shareholders		(32,127,936)		(74,484,922)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	266,677,092	1,287,271,243	407,270,107	1,962,498,335
Class C	1,142,330	5,500,705	3,128,144	15,094,753
Administrator Class	78,065,590	376,282,089	120,256,357	579,336,874
Institutional Class	1,132,065,213	5,461,090,570	1,058,890,923	5,101,659,452
Investor Class	46,307,802	223,666,682	99,150,438	478,316,340

		7,353,811,289		8,136,905,754

Reinvestment of distributions
Class A	1,470,418	7,098,511	4,312,635	20,778,295
Class C	0	0	74,931	361,562
Administrator Class	433,863	2,091,223	643,312	3,098,619
Institutional Class	1,797,162	8,669,655	2,666,774	12,848,824
Investor Class	441,878	2,134,273	1,784,131	8,610,271

		19,993,662		45,697,571

Payment for shares redeemed
Class A	(411,044,460)	(1,984,475,162)	(430,187,343)	(2,072,962,001)
Class C	(13,364,329)	(64,400,968)	(17,285,870)	(83,422,003)
Administrator Class	(102,289,918)	(493,051,512)	(52,379,649)	(252,288,648)
Institutional Class	(1,149,250,581)	(5,544,589,221)	(909,307,984)	(4,381,381,361)
Investor Class	(111,604,217)	(539,048,368)	(117,743,740)	(568,162,328)

		(8,625,565,231)		(7,358,216,341)

Net increase (decrease) in net assets resulting from capital share transactions		(1,251,760,280)		824,386,984

Total increase (decrease) in net assets		(1,248,429,596)		829,516,577

Net assets
Beginning of period		7,495,616,891		6,666,100,314

End of period		$6,247,187,295		$7,495,616,891

Overdistributed net investment income		$(515,354)		$(473,845)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$4.82	$4.82	$4.81	$4.78	$4.75
Net investment income	0.02	0.05	0.06	0.07	0.20
Net realized and unrealized gains (losses) on investments	(0.01)	0.00 [1]	0.01	0.03	0.03

Total from investment operations	0.01	0.05	0.07	0.10	0.23
Distributions to shareholders from
Net investment income	(0.01)	(0.05)	(0.06)	(0.07)	(0.20)
Net asset value, end of period	$4.82	$4.82	$4.82	$4.81	$4.78
Total return[2]	0.31%	0.96%	1.51%	2.17%	5.00%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.76%	0.76%	0.78%	0.84%
Net expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Net investment income	0.32%	0.95%	1.28%	1.44%	3.77%
Supplemental data
Portfolio turnover rate	65%[3]	111%	127%	120%	186%
Net assets, end of period (000s omitted)	$1,914,970	$2,603,618	$2,691,449	$3,466,977	$2,227,869

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$4.82	$4.82	$4.81	$4.78	$4.76
Net investment income (loss)	(0.03)	0.01	0.03	0.04	0.16
Net realized and unrealized gains (losses) on investments	0.02	0.00 [1]	0.01	0.03	0.02

Total from investment operations	(0.01)	0.01	0.04	0.07	0.18
Distribution to shareholders from
Net investment income	0.00	(0.01)	(0.03)	(0.04)	(0.16)
Net asset value, end of period	$4.81	$4.82	$4.82	$4.81	$4.78
Total return[2]	(0.21)%	0.25%	0.76%	1.40%	3.95%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.51%	1.51%	1.53%	1.58%
Net expenses	1.42%	1.42%	1.42%	1.42%	1.42%
Net investment income (loss)	(0.43)%	0.23%	0.54%	0.70%	2.79%
Supplemental data
Portfolio turnover rate	65%[3]	111%	127%	120%	186%
Net assets, end of period (000s omitted)	$89,148	$148,465	$216,389	$385,331	$255,585

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$4.82	$4.82	$4.81
Net investment income	0.02	0.05	0.06
Net realized and unrealized gains (losses) on investments	0.00 [2]	0.00 [2]	0.01

Total from investment operations	0.02	0.05	0.07
Distributions to shareholders from
Net investment income	(0.02)	(0.05)	(0.06)
Net asset value, end of period	$4.82	$4.82	$4.82
Total return[3]	0.38%	1.03%	1.47%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.68%	0.67%
Net expenses	0.60%	0.60%	0.60%
Net investment income	0.39%	0.95%	1.42%
Supplemental data
Portfolio turnover rate	65%[4]	111%	127%
Net assets, end of period (000s omitted)	$482,711	$597,108	$266,710

1.	For the period from July 30, 2010 (commencement of class operations) to June 30, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

4.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$4.82	$4.82	$4.81	$4.78	$4.75
Net investment income	0.03	0.06	0.08	0.09	0.22
Net realized and unrealized gains (losses) on investments	0.00 [1]	0.00 [1]	0.01	0.03	0.03

Total from investment operations	0.03	0.06	0.09	0.12	0.25
Distributions to shareholders from
Net investment income	(0.03)	(0.06)	(0.08)	(0.09)	(0.22)
Net asset value, end of period	$4.82	$4.82	$4.82	$4.81	$4.78
Total return	0.61%	1.26%	1.82%	2.48%	5.32%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.43%	0.43%	0.43%	0.50%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	0.61%	1.23%	1.60%	1.67%	4.28%
Supplemental data
Portfolio turnover rate	65%[2]	111%	127%	120%	186%
Net assets, end of period (000s omitted)	$3,085,284	$3,158,674	$2,423,330	$1,860,538	$542,964

1.	Amount is less than $0.005.

2.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$4.83	$4.82	$4.81	$4.78	$4.75
Net investment income	0.01	0.04	0.06	0.07	0.20
Net realized and unrealized gains (losses) on investments	0.00 [1]	0.01	0.01	0.03	0.03

Total from investment operations	0.01	0.05	0.07	0.10	0.23
Distributions to shareholders from
Net investment income	(0.01)	(0.04)	(0.06)	(0.07)	(0.20)
Net asset value, end of period	$4.83	$4.83	$4.82	$4.81	$4.78
Total return	0.28%	1.14%	1.48%	2.12%	4.96%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%	0.79%	0.82%	0.90%
Net expenses	0.70%	0.70%	0.70%	0.72%	0.72%
Net investment income	0.29%	0.92%	1.25%	1.44%	4.13%
Supplemental data
Portfolio turnover rate	65%[2]	111%	127%	120%	186%
Net assets, end of period (000s omitted)	$675,074	$987,752	$1,068,221	$1,528,358	$1,334,323

1.	Amount is less than $0.005.

2.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

24	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Notes to financial statements

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	25

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Municipal obligations	$0	$6,078,344,854	$101,101,250	$6,179,446,104
Short-term investments
Investment companies	120,952,842	0	0	120,952,842
	$120,952,842	$6,078,344,854	$101,101,250	$6,300,398,946

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal obligations
Balance as of June 30, 2012	$85,739,640
Accrued discounts (premiums)	806,945
Realized gains (losses)	116,902
Change in unrealized gains (losses)	1,376,413
Purchases	52,971,350
Sales	(2,300,000)
Transfers into Level 3	0
Transfers out of Level 3	(37,610,000)
Balance as of June 30, 2013	$101,101,250
Change in unrealized gains (losses) relating to securities still held at June 30, 2013	$2,310,667

The investment type categorized above was valued using indicative broker quotes and are therefore considered level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2013, the advisory fee was equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

26	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.67% for Class A shares, 1.42% for Class C shares, 0.60% for Administrator Class Shares, 0.37% for Institutional Class Shares and 0.70% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended June 30, 2013, Wells Fargo Funds Distributor, LLC received $7,017 from the sale of Class A shares and $6,821 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2013 were $2,846,884,692 and $3,711,000,187, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2013, the Fund paid $16,208 in commitment fees.

For the year ended June 30, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $32,127,936 and $74,484,922 of tax-exempt income for the years ended June 30, 2013 and June 30, 2012, respectively.

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$174,244	$898,379	$15,390,035

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments of the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

28	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

32	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was in range of the median performance of the Universe for the three-, five- and ten-year periods under review, and lower than the median performance of the Universe for one-year period under review. The Board also noted that the performance of the Fund was in range of its benchmark, Barclays 1-Year Municipal Bond Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period, including the fact that the Fund tends to purchase securities with significantly shorter maturities. Funds Management advised the Board that the performance of the Fund was affected by market volatility and the Board noted the positive long-term performance of the Fund relative to the Universe. The Board also noted the positive performance of the Fund relative to its benchmark and was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the Fund’s expense Groups for all classes except the Investor Class and Class A. However, the Board viewed favorably the agreed-upon revision to the Fund’s advisory fee schedule.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	33

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also took into account the agreed-upon revision to the advisory fee schedule for the Fund. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

34	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217890 08-13 A258/AR258 6-13

Wells Fargo Advantage Wisconsin Tax-Free Fund

Annual Report

June 30, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of June 30, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Wisconsin Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Wisconsin Tax-Free Fund for the 12-month period that ended June 30, 2013. The past year was marked by modest U.S. economic growth, continued accommodative central bank policies, and uncertainty surrounding fiscal policies. Interest rates remained low throughout much of the period but jumped in May and June 2013 in response to investor expectations that the Federal Reserve (Fed) would begin tapering its quantitative easing program sooner than expected. Municipal bond returns were positive in the first three quarters of the period but then turned negative in the second quarter of 2013. The Barclays Municipal Bond Index1, the broadest measure for tracking investment-grade municipal bonds throughout the country, gained 0.24% for the 12-month period that ended June 30, 2013.

The economy grew modestly, but uncertainty produced volatile market moves.

The U.S. economy grew modestly during the past year despite global economic challenges in the eurozone and China and fiscal challenges domestically in the U.S. Gross domestic product (GDP), the broadest measure of U.S. economic activity, increased at an annualized rate of 1.7% in the second quarter of 2013. Economic tailwinds are coming from housing, spending on autos, solid gains in household wealth, and stronger manufacturing data. Total unemployment persisted at elevated levels but maintained its improving trend.

As a result of continued economic growth, the fundamental credit story for municipal bonds was a good one. The U.S. Census Bureau reported that state and local governments had 14 consecutive quarters of annual revenue growth, as of the first quarter of 2013. Further, the risk of defaults in the municipal market remained low. However, there were a number of credit situations—the city of Detroit’s financial deterioration (it filed for bankruptcy on July 18, 2013), the state of Illinois’ pension crisis, Puerto Rico’s fiscal situation and potential downgrade into a noninvestment-grade rating, and the outcomes for creditors in several California cities in bankruptcy—that negatively influenced the municipal market.

Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Fed Chairman Ben Bernanke roiled bond markets on June 19, 2013, after the previous day’s FOMC meeting, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. Despite Chairman Bernanke’s comments on the potential for tapering of the bond buying program, the Fed’s official statement reaffirmed its program of buying agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month to “maintain downward pressure on longer-term interest rates, support mortgage markets, and help make broader financial conditions more accommodative.”

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	3

On the fiscal front, presidential elections in November 2012, fiscal cliff negotiations at year-end, and effects of less federal spending due to sequestration were accompanied by shifts in municipal investor sentiment. For example, with an Obama victory in the November 2012 presidential election, investor demand for municipal bonds surged because of investor expectations that higher taxes would create greater long-term demand for tax-free municipal bonds. However, investor demand waned as fiscal cliff discussions suggested the tax-exempt status of municipal bonds could be eliminated.

Municipal bond yields reflected changes in U.S. Treasury rates.

Similar to Treasury yield changes, municipal yields also were near historic lows most of the period before spiking higher in the second quarter of 2013. Ten-year municipal bond yields hovered near 2.00% for most of the period before jumping to 2.95% at the end of the period. The municipal yield curve steepened with short-term yields little changed, as monetary policy held short-term yields below 25 basis points (bps; 100 bps equals 1.00%), while longer-term yields moved nearly 100 bps higher during the year.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. In fact, periods of market volatility may provide an opportunity to buy undervalued municipal securities. Our portfolio team will continue to make relative-value decisions as they seek to generate total return from four separate sources: duration, yield-curve positioning, sector and credit allocation, and security selection.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

4	Wells Fargo Advantage Wisconsin Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA, CPA

Thomas Stoeckmann

Average annual total returns1 (%) as of June 30, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WWTFX)	3-31-2008	(4.04)	3.43	3.35	0.46	4.39	3.83	0.92	0.70
Class C (WWTCX)	12-26-2002	(1.29)	3.58	3.04	(0.29)	3.58	3.04	1.67	1.45
Investor Class (SWFRX)	4-6-2001	–	–	–	0.43	4.34	3.87	0.95	0.73
Barclays Municipal Bond Index[4]	–	–	–	–	0.24	5.33	4.42	–	–
Barclays Wisconsin Municipal Bond Index[5]	–	–	–	–	0.10	5.55	4.76	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Wisconsin and Puerto Rico municipal securities risk, and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2013

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through October 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The Barclays Wisconsin Municipal Bond Index is the Wisconsin component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Wisconsin Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Wisconsin Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed both its benchmarks, the Barclays Municipal Bond Index and the Barclays Wisconsin Municipal Bond Index, for the 12-month period that ended June 30, 2013.

■	The Fund’s duration and credit-quality decisions were the main reasons for outperformance, especially its relatively conservative interest-rate exposure when interest rates increased dramatically at the end of the period.

■	A and BBB rated bonds were the best-performing credit categories, and the Fund maintained a large weighting to these credit tiers for most of the period.

■	With the rapid increase in interest rates late in the period, we used some of the Fund’s cash and cash equivalents to buy longer-term bonds and increase its interest-rate exposure. While the U.S. Federal Reserve (Fed) may begin tapering its quantitative easing program, we believe uncertainty surrounding U.S. and global growth should limit further increases in interest rates over the near term.

U.S. economy continues on slow growth path.

Real gross domestic product growth in the U.S. has trended near 2%. While not exceptional, we believe this rate of economic growth provides for continued financial improvement for many municipalities and also a reduction in quantitative easing by the Fed. Stock and housing prices have moved higher, providing support for consumer spending. We expected interest rates to move higher from artificially low levels, but with a nearly 100-basis-point (100 basis points equals 1.00%) sell-off over the last six to eight weeks of the period, we are less certain about future interest-rate levels.

Wisconsin’s fiscal health continues to improve.

The state’s finances are improving as a better economy leads to more revenue growth. The state has contributed to its rainy day reserves and we understand that it plans to continue. A lack of reserves, above-average levels of bonded debt relative to personal incomes, and a persistent structural budget imbalance have long hindered the state from garnering a higher credit rating. Wisconsin’s strengths include one of the most well-funded pension systems in the nation, adequate wealth and education levels, and unemployment levels below the national average. The state plans to cut income taxes, limit property tax increases, freeze university tuition, and allocate additional funds to local school districts in the recent two-year budget in an effort to stimulate job growth while maintaining a balanced budget. Local cities and counties, while provided financial flexibility from Act 10, are expected to receive little additional state aid after several years of declining payments from the state.

Credit quality[7] as of June 30, 2013

Intra-period volatility created opportunities to reposition the Fund.

Investor expectations about future economic growth and monetary policy caused a fair amount of volatility in the bond markets. On top of this, changes in tax rates, specific credit stories (for example, Puerto Rico), and large municipal bond fund outflows combined to create even more volatility within the municipal bond market. As a result, the Fund’s interest-rate exposure was kept at conservative levels relative to its benchmark for most of the period. This not only helped its relative performance, it also caused the Fund to show less volatility in its net asset value than many peer-group funds. With the recent increase in rates, we have lengthened duration by buying intermediate-long, higher-quality securities. Unfortunately, the limited supply of double-exempt Wisconsin bonds and also our continued concerns regarding the financial stability of Puerto Rico have caused us to purchase several national names in the portfolio. While the interest on these bonds is not exempt from Wisconsin taxes, we feel the after-tax benefits and total return potential outweigh this concern. We expect to reduce this exposure as double-exempt opportunities arise.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	7

Effective maturity[8] distribution as of June 30, 2013

The Fund continued to hold several Puerto Rican credits, but we have been particular about which credits we are comfortable owning. We favored prerefunded bonds, short-term variable-rate demand notes, bonds backed by dedicated revenue streams, and other short-term instruments with credit enhancement from an insurer. This careful security selection allowed us to own bonds in Puerto Rico but produce returns within this sector that were substantially above the returns of the overall index.

The outlook remains uncertain.

With the economy seeming to improve and the Fed appearing set to taper quantitative easing, one could argue that rates are biased higher. However, higher mortgage rates due to the tapering of the Fed’s quantitative easing program have the potential to derail the housing recovery, which would constrain growth. Further, the full effects of sequestration and the Affordable Care Act have yet to be felt. Consequently, there are compelling forces that may continue to keep interest rates low for an extended period. We expect to remain defensively positioned with an overweight in BBB- and A- rated bonds, an overweight in premium coupon bonds trading to short calls, and maturities structured to potentially benefit from a curve-flattening environment. As we get more clarity surrounding the sustainability of economic growth, we intend to adjust our overall interest-rate exposure accordingly.

Please see footnotes on page 5.

8	Wells Fargo Advantage Wisconsin Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2013	Ending account value 6-30-2013	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$989.19	$3.45	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$985.51	$7.14	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Investor Class
Actual	$1,000.00	$989.04	$3.60	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66	0.73%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Wisconsin Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 98.41%

California: 5.06%
California Refunding Bond (GO)	5.00%	2-1-2028	$2,000,000	$2,146,420
Los Angeles CA Unified School District Series A (GO)	5.00	7-1-2026	1,090,000	1,204,755
Los Angeles CA Unified School District Series A-1 (GO, AGM Insured)	4.50	7-1-2022	1,225,000	1,331,808
Market Street Railways California Energy Authority Series C (Utilities Revenue)	7.00	11-1-2034	1,500,000	1,856,685
Sonoma County CA Junior College District Refunding Bond (GO)	5.00	8-1-2026	1,545,000	1,731,945

				8,271,613

Florida: 0.98%
Miami Beach FL HFFA Mount Sinai Medical Center (Health Revenue)	6.75	11-15-2029	1,500,000	1,601,910

Guam: 6.30%
Guam Government Business Privilege Series 2011A (Tax Revenue)	5.25	1-1-2036	2,000,000	2,096,420
Guam Government Hotel Occupancy Series A (Tax Revenue)	6.50	11-1-2040	1,500,000	1,668,000
Guam Government Waterworks Authority (Water & Sewer Revenue) ##	5.00	7-1-2019	650,000	662,487
Guam International Airport Authority Series B (Airport Revenue, National Insured)	5.25	10-1-2016	1,600,000	1,614,416
Guam International Airport Authority Series C (Airport Revenue, National Insured)	5.38	10-1-2017	500,000	502,875
Guam Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.00	12-1-2013	500,000	508,765
Guam Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.50	12-1-2019	1,000,000	1,096,910
Guam Power Authority Revenue Series A (Utilities Revenue, AGM Insured)	5.00	10-1-2020	1,000,000	1,127,790
Guam Power Authority Revenue Series A (Utilities Revenue)	5.00	10-1-2034	1,000,000	1,017,730

				10,295,393

Illinois: 0.66%
Chicago IL Second Lien (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2020	500,000	562,295
Illinois Public Improvement Series of June 2013 (GO) %%	5.50	7-1-2038	500,000	510,805

				1,073,100

Michigan: 1.41%
Michigan Finance Authority Revenue Unemployment Obligation Assessment Series B (Miscellaneous Revenue)	5.00	7-1-2020	2,000,000	2,306,900

Puerto Rico: 25.73%
Children’s Trust Fund Puerto Rico Tobacco Settlement Asset-Backed Bonds Series 2002 (Tobacco Revenue)	4.25	5-15-2014	500,000	501,335
Puerto Rico Commonwealth Highway & Transportation Authority Series A (Tax Revenue, Ambac Insured)	5.50	7-1-2013	165,000	165,043
Puerto Rico Commonwealth Highway & Transportation Authority Series L (Transportation Revenue, AGC Insured)	5.25	7-1-2019	1,000,000	1,074,480
Puerto Rico Commonwealth Highway & Transportation Authority Series W (Tax Revenue, AGM Insured)	5.50	7-1-2013	85,000	85,037
Puerto Rico Commonwealth Highway & Transportation Authority Series W (Tax Revenue, National Insured)	5.50	7-1-2013	440,000	440,180
Puerto Rico Commonwealth Public Improvement Series A (GO, AGM Insured)	5.00	7-1-2015	1,750,000	1,796,918
Puerto Rico Commonwealth Refunding Public Improvement (Miscellaneous Revenue, FGIC Insured)	5.50	7-1-2013	520,000	520,135
Puerto Rico Commonwealth Refunding Public Improvement Series A (GO, National Insured)	5.50	7-1-2016	200,000	208,454
Puerto Rico Electric Power Authority Series LL (Utilities Revenue, National Insured)	5.50	7-1-2017	1,000,000	1,054,490

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority Series OO (Utilities Revenue, AGC Insured)	5.00%	7-1-2013	$4,110,000	$4,111,315
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)	4.00	7-1-2015	1,100,000	1,138,698
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)	5.00	7-1-2016	1,715,000	1,835,427
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue)	5.50	12-1-2018	600,000	678,276
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2014	265,000	271,633
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2015	500,000	514,440
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2019	335,000	344,675
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2020	260,000	267,509
Puerto Rico Highway & Transportation Authority Prerefunded Series W (Tax Revenue, National Insured)	5.50	7-1-2015	1,340,000	1,433,224
Puerto Rico Highway & Transportation Authority Series L (Transportation Revenue, BHAC/FGIC Insured)	5.25	7-1-2021	300,000	337,737
Puerto Rico Highway & Transportation Authority Unrefunded Balance Series W (Tax Revenue, National Insured)	5.50	7-1-2015	1,525,000	1,596,690
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital De La Concepcion Series A (Health Revenue)	6.50	11-15-2020	25,000	25,121
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority International American University (Education Revenue)	5.00	10-1-2018	1,150,000	1,239,723
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority International American University (Education Revenue)	5.00	10-1-2019	860,000	927,510
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority International American University (Education Revenue)	5.00	10-1-2020	800,000	863,112
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority International American University (Education Revenue)	5.00	10-1-2021	700,000	748,524
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Sacred Heart University (Education Revenue)	4.00	10-1-2023	460,000	432,929
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Sacred Heart University (Education Revenue)	5.00	10-1-2020	500,000	536,815
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Sacred Heart University (Education Revenue)	5.00	10-1-2021	500,000	531,675
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Sacred Heart University (Education Revenue)	5.00	10-1-2022	200,000	209,808
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority University Plaza Project Series A (Education Revenue, National Insured)	5.63	7-1-2013	600,000	600,204
Puerto Rico Infrastructure Financing Authority Series A (Tax Revenue, BHAC/FGIC Insured)	5.50	7-1-2022	100,000	114,302
Puerto Rico PFOTER Series 4147 (Utilities Revenue, Dexia Credit Local LOC, AGM/FGIC Insured, Dexia Credit Local SPA) ø	0.56	7-1-2033	1,495,000	1,495,000
Puerto Rico Public Buildings Authority Government Facilities Unrefunded Series D (Miscellaneous Revenue, Commonwealth Guaranty Insured)	5.13	7-1-2024	5,000	4,703
Puerto Rico Public Buildings Authority Prerefunded CAB Series D (Miscellaneous Revenue, Ambac Insured) ±	5.45	7-1-2030	1,555,000	1,805,650
Puerto Rico Public FICO Commonwealth Appropriation Series A (Miscellaneous Revenue, Ambac Insured)	5.13	6-1-2024	8,765,000	10,102,802
Puerto Rico Public Improvement Series A (GO, AGM Insured)	5.00	7-1-2016	1,500,000	1,601,970
Puerto Rico Public Improvement Series A (Tax Revenue, National Insured)	6.25	7-1-2013	1,200,000	1,200,384

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Wisconsin Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corporation First Sub Series A (Tax Revenue)	4.63%	8-1-2019	$200,000	$213,270
University of Puerto Rico Series P (Education Revenue)	5.00	6-1-2017	570,000	574,030
University of Puerto Rico Series Q (Education Revenue)	5.00	6-1-2016	450,000	457,700

				42,060,928

Virgin Islands: 5.95%
University of the Virgin Islands Series A (GO)	5.38	6-1-2034	450,000	481,698
Virgin Islands PFA Escrowed to Maturity Series A (Miscellaneous Revenue)	7.30	10-1-2018	10,000	11,793
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue, National/ FGIC Insured)	5.00	10-1-2014	400,000	418,660
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue, AGM Insured)	5.00	10-1-2014	590,000	613,181
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue, National/ FGIC Insured)	5.00	10-1-2016	250,000	271,843
Virgin Islands PFA Matching Fund Loan Notes Diageo Series A (Miscellaneous Revenue)	6.75	10-1-2037	1,850,000	2,073,073
Virgin Islands PFA Senior Lien Capital Projects Series A-1 (Tax Revenue)	3.00	10-1-2013	500,000	502,765
Virgin Islands PFA Senior Lien Series A (Water & Sewer Revenue)	5.25	10-1-2019	2,700,000	2,789,262
Virgin Islands PFA Sub-Matching Fund Loan Notes Series A (Miscellaneous Revenue)	6.00	10-1-2039	1,000,000	1,049,800
Virgin Islands Tobacco Settlement FICO Asset-Backed Bonds Series 2001 (Tobacco Revenue) ±	4.95	5-15-2014	750,000	752,438
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	5.00	7-1-2018	700,000	757,540

				9,722,053

Washington: 1.62%
Washington Swedish Health Services Series A (Health Revenue)	6.75	11-15-2041	2,000,000	2,646,280

West Virginia: 0.26%
Kanawha, Mercer, Nicholas Counties WV SFHR Prerefunded (Housing Revenue) ¤	0.00	2-1-2015	470,000	421,350

Wisconsin: 50.44%
Appleton WI RDA Fox Cities Performing Arts Center Project (Tax Revenue)	0.80	9-1-2013	370,000	370,204
Appleton WI RDA Fox Cities Performing Arts Center Project (Tax Revenue)	1.20	9-1-2014	370,000	372,017
Appleton WI RDA Fox Cities Performing Arts Center Project (Tax Revenue)	1.50	9-1-2015	400,000	401,276
Appleton WI RDA Fox Cities Performing Arts Center Project (Tax Revenue)	1.75	9-1-2016	415,000	414,950
Beloit WI CDA Series A (Tax Revenue)	1.00	6-1-2014	100,000	99,755
Beloit WI CDA Series A (Tax Revenue)	1.25	6-1-2015	100,000	99,530
Cudahy WI CDA Series A (Miscellaneous Revenue)	0.85	6-1-2015	500,000	499,365
Cudahy WI CDA Series A (Miscellaneous Revenue)	1.00	6-1-2016	270,000	267,484
Cudahy WI CDA Series A (Miscellaneous Revenue)	1.20	6-1-2017	170,000	167,389
Cudahy WI CDA Series A (Miscellaneous Revenue)	1.50	6-1-2018	200,000	195,440
Delafield WI CDA St. Johns Northwestern Military Academy (Education Revenue, Town Bank LOC)	4.60	6-1-2030	660,000	698,168
Delafield WI CDA St. Johns Northwestern Military Academy (Education Revenue, Town Bank LOC)	4.70	6-1-2034	500,000	528,060
Glendale WI CDA Bayshore Public Parking Series A (Transportation Revenue)	4.75	10-1-2020	100,000	102,883
Glendale WI CDA Series 2011A (Miscellaneous Revenue)	3.50	10-1-2017	1,635,000	1,749,630
Glendale WI CDA Series 2011A (Miscellaneous Revenue)	3.50	10-1-2018	1,700,000	1,819,391
Glendale WI CDA Series 2012 (Miscellaneous Revenue)	1.20	9-1-2015	1,235,000	1,240,113
Green Bay WI Housing Authority University Student Village Housing (Education Revenue)	5.00	4-1-2016	1,445,000	1,518,912

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin (continued)
Green Bay WI Housing Authority University Student Village Housing Series 2009 (Education Revenue)	4.38%	4-1-2022	$200,000	$212,208
Green Bay WI Housing Authority University Student Village Housing Series 2009 (Education Revenue)	5.00	4-1-2030	1,235,000	1,297,812
Green Bay WI RDA Bellin Memorial Hospital (Health Revenue)	5.50	12-1-2023	250,000	269,920
Green Bay WI RDA Bellin Memorial Hospital (Health Revenue)	6.15	12-1-2032	365,000	393,799
Green Bay WI RDA Pine Street Parking Ramp Project (Miscellaneous Revenue)	2.10	4-1-2014	320,000	324,214
Green Bay WI RDA Pine Street Parking Ramp Project (Miscellaneous Revenue)	2.50	4-1-2015	125,000	128,915
Green Bay WI RDA Pine Street Parking Ramp Project (Miscellaneous Revenue)	2.70	4-1-2016	405,000	423,148
Greenfield WI CDA Layton Terrace Project (Housing Revenue) ±	4.75	9-1-2033	500,000	500,335
Little Chute WI CDA (Miscellaneous Revenue)	4.25	3-1-2017	200,000	202,834
Little Chute WI CDA (Miscellaneous Revenue)	4.35	3-1-2018	200,000	202,514
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue)	5.00	10-1-2025	475,000	544,991
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue)	5.00	10-1-2039	5,000,000	5,302,700
Milwaukee WI Housing Authority Veterans Housing Project (Housing Revenue, FNMA Insured)	5.10	7-1-2022	1,000,000	1,020,680
Milwaukee WI RDA Public Schools (Miscellaneous Revenue, Ambac Insured)	3.80	8-1-2014	50,000	50,147
Milwaukee WI RDA Public Schools (Miscellaneous Revenue, Ambac Insured)	4.25	8-1-2019	550,000	551,837
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue)	5.00	8-1-2020	3,100,000	3,610,911
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue)	5.00	8-1-2021	3,330,000	3,864,498
Milwaukee WI RDA School of Engineering Project (Education Revenue, AGM Insured)	1.00	4-1-2014	535,000	537,349
Milwaukee WI RDA School of Engineering Project (Education Revenue, AGM Insured)	4.10	4-1-2032	2,000,000	1,929,740
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue)	5.13	8-1-2015	475,000	475,181
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue)	5.63	8-1-2025	300,000	292,920
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue)	5.75	8-1-2035	1,000,000	937,070
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	3.15	8-1-2017	50,000	53,077
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	4.60	8-1-2024	870,000	931,004
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	5.00	8-1-2030	3,000,000	3,180,630
Milwaukee WI RDA YMCA of Metropolitan Milwaukee Project Series 2010 (Miscellaneous Revenue, BMO Harris Bank NA LOC) ø	0.06	5-1-2028	980,000	980,000
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue)	5.50	2-15-2029	1,000,000	1,045,650
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue)	5.88	2-15-2039	1,570,000	1,672,207
Neenah WI CDA Series A (Miscellaneous Revenue)	4.13	12-1-2018	300,000	313,623
Neenah WI CDA Series A (Miscellaneous Revenue)	5.13	12-1-2023	1,000,000	1,060,350
Oostburg WI CDA Series A (Miscellaneous Revenue)	1.00	5-1-2014	70,000	69,948
Oostburg WI CDA Series A (Miscellaneous Revenue)	1.20	5-1-2015	80,000	79,730
Oostburg WI CDA Series A (Miscellaneous Revenue)	1.40	5-1-2016	70,000	69,418
Oostburg WI CDA Series A (Miscellaneous Revenue)	1.75	5-1-2018	50,000	48,655
Pittsville WI CDA Series A (Miscellaneous Revenue)	1.20	6-1-2015	100,000	99,582
Pittsville WI CDA Series A (Miscellaneous Revenue)	1.45	6-1-2016	50,000	49,457
Pittsville WI CDA Series A (Miscellaneous Revenue)	1.65	6-1-2017	100,000	98,279
Platteville RDA University of Wisconsin Platteville Real Estate (Education Revenue)	5.00	7-1-2022	1,000,000	1,049,540
Racine WI Elderly Housing Authority Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	0.95	10-1-2042	2,000,000	2,000,000
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2015	160,000	177,893
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2017	1,765,000	2,061,096

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Wisconsin Tax-Free Fund	13

    _

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin (continued)
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50%	12-15-2018	$380,000	$454,765
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2021	2,740,000	3,360,281
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2023	1,600,000	1,922,560
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2026	2,330,000	2,739,195
Sturgeon Bay WI Waterfront RDA Refunded Series A (Miscellaneous Revenue)	4.50	10-1-2021	175,000	180,173
Sturgeon Bay WI Waterfront RDA Series A (Miscellaneous Revenue)	4.35	10-1-2018	150,000	157,283
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Miscellaneous Revenue)	3.80	2-1-2018	300,000	315,282
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Miscellaneous Revenue)	4.00	2-1-2019	220,000	230,749
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Miscellaneous Revenue)	4.50	2-1-2022	250,000	261,030
Verona WI CDA Economic Improvements (IDR)	4.30	2-1-2015	100,000	101,507
Verona WI CDA Public Improvements (Lease Revenue)	5.38	12-1-2022	830,000	831,228
Warrens WI CDA Economic Improvements (Lease Revenue)	5.10	11-1-2020	70,000	45,322
Warrens WI CDA Public Improvements (Tax Revenue)	3.70	10-1-2014	300,000	163,380
Warrens WI CDA Public Improvements (Lease Revenue)	5.00	11-1-2016	70,000	54,951
Waukesha WI Housing Authority Preservation Corporation Project (Housing Revenue, Johnson Bank LOC) ø	0.95	12-1-2042	3,000,000	3,000,000
Waukesha WI Housing Authority Steeple View Incorporated Project (Housing Revenue, Associated Bank NA LOC) ø	0.24	12-1-2034	95,000	95,000
Waukesha WI Housing Authority The Arboretum Project (Housing Revenue) ±	5.00	12-1-2027	340,000	341,724
Waukesha WI RDA Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC)	2.30	12-1-2016	135,000	139,679
Waukesha WI RDA Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC)	2.65	12-1-2017	335,000	350,665
Waukesha WI RDA Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC)	4.00	12-1-2023	150,000	155,006
Waukesha WI RDA Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC)	4.20	12-1-2024	150,000	155,123
Waukesha WI RDA Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC)	4.25	12-1-2025	250,000	255,530
Weston WI CDA Series A (Miscellaneous Revenue)	5.25	10-1-2020	720,000	745,099
Wisconsin Center District CAB (Tax Revenue, National Insured) ¤	0.00	12-15-2019	175,000	143,791
Wisconsin Center District CAB (Tax Revenue, AGM Insured) ¤	0.00	12-15-2030	915,000	427,149
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Insured)	5.25	12-15-2015	30,000	32,808
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Insured)	5.25	12-15-2016	385,000	430,780
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Insured)	5.25	12-15-2018	50,000	57,140
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Insured)	5.25	12-15-2019	2,000,000	2,306,420
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Insured)	5.25	12-15-2023	2,845,000	3,173,512
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Insured)	5.25	12-15-2027	430,000	463,269
Wisconsin Center District Junior Dedicated Series A (Tax Revenue)	5.00	12-15-2022	730,000	798,051
Wisconsin HFA (Housing Revenue, FHA Insured)	6.10	6-1-2021	90,000	102,947
Wisconsin Housing & EDA AMT Series A (Housing Revenue)	4.63	11-1-2037	25,000	25,096
Wisconsin Housing & EDA AMT Series A (Housing Revenue)	4.70	5-1-2047	240,000	240,485
Wisconsin Housing & EDA AMT Series A (Housing Revenue)	4.75	5-1-2037	295,000	295,047
Wisconsin Housing & EDA MFHR Series A (Housing Revenue) ±	4.25	12-1-2035	1,960,000	2,060,901
Wisconsin Housing & EDA Series A (Housing Revenue)	5.75	11-1-2043	3,485,000	3,686,287
Wisconsin Housing & EDA Series E (Housing Revenue)	4.90	11-1-2035	2,015,000	2,045,003
Wisconsin Refunding Bond of 2011 Series 1 (GO)	5.00	5-1-2022	1,225,000	1,436,141

				82,438,788

Total Municipal Obligations (Cost $157,431,233)				160,838,315

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2013

Security name	Value

Total investments in securities
(Cost $157,431,233) *	98.41%	$160,838,315
Other assets and liabilities, net	1.59	2,603,526

Total net assets	100.00%	$163,441,841

##	All or a portion of this security has been segregated for when-issued securities.

%%	Security issued on a when-issued basis.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	Security issued in zero coupon form with no periodic interest payments.

*	Cost for federal income tax purposes is $157,427,373 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$4,584,314
Gross unrealized depreciation	(1,173,372)

Net unrealized appreciation	$3,410,942

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2013	Wells Fargo Advantage Wisconsin Tax-Free Fund	15

Assets
Investments in unaffiliated securities, at value (see cost below)	$160,838,315
Receivable for investments sold	2,015,340
Receivable for Fund shares sold	60,046
Receivable for interest	1,750,557
Prepaid expenses and other assets	28,010

Total assets	164,692,268

Liabilities
Dividends payable	34,502
Payable for investments purchased	490,015
Payable for Fund shares redeemed	404,318
Due to custodian bank	185,655
Advisory fee payable	17,051
Distribution fees payable	7,666
Due to other related parties	32,209
Accrued expenses and other liabilities	79,011

Total liabilities	1,250,427

Total net assets	$163,441,841

NET ASSETS CONSIST OF
Paid-in capital	$159,355,891
Overdistributed net investment income	(10,754)
Accumulated net realized gains on investments	689,622
Net unrealized gains on investments	3,407,082

Total net assets	$163,441,841

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$25,641,051
Shares outstanding – Class A	2,361,470
Net asset value per share – Class A	$10.86
Maximum offering price per share – Class A2	$11.37
Net assets – Class C	$12,093,824
Shares outstanding – Class C	1,113,773
Net asset value per share – Class C	$10.86
Net assets – Investor Class	$125,706,966
Shares outstanding – Investor Class	11,576,372
Net asset value per share – Investor Class	$10.86

Investments in unaffiliated securities, at cost	$157,431,233

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Wisconsin Tax-Free Fund	Statement of operations—year ended June 30, 2013

Investment income
Interest	$5,215,115

Expenses
Advisory fee	581,560
Administration fees
Fund level	83,080
Class A	39,519
Class C	19,576
Investor Class	245,529
Shareholder servicing fees
Class A	61,748
Class C	30,587
Investor Class	322,598
Distribution fees
Class C	91,762
Custody and accounting fees	9,012
Professional fees	48,814
Registration fees	42,693
Shareholder report expenses	27,484
Trustees’ fees and expenses	14,712
Other fees and expenses	7,336

Total expenses	1,626,010
Less: Fee waivers and/or expense reimbursements	(332,359)

Net expenses	1,293,651

Net investment income	3,921,464

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	926,786
Futures transactions	27,287

Net realized gains on investments	954,073

Net change in unrealized gains (losses) on investments	(4,436,388)

Net realized and unrealized gains (losses) on investments	(3,482,315)

Net increase in net assets resulting from operations	$439,149

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Wisconsin Tax-Free Fund	17

	Year ended June 30, 2013		Year ended June 30, 2012

Operations
Net investment income		$3,921,464		$4,114,720
Net realized gains (losses) on investments		954,073		(72,448)
Net change in unrealized gains (losses) on investments		(4,436,388)		5,176,504

Net increase in net assets resulting from operations		439,149		9,218,776

Distributions to shareholders from
Net investment income
Class A		(602,428)		(488,831)
Class C		(206,299)		(247,514)
Investor Class		(3,112,760)		(3,378,359)
Net realized gains
Class A		(27,770)		(16,477)
Class C		(14,336)		(10,878)
Investor Class		(153,964)		(113,156)

Total distributions to shareholders		(4,117,557)		(4,255,215)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,004,992	11,196,135	1,119,405	12,264,691
Class C	263,491	2,933,480	238,124	2,602,720
Investor Class	2,419,596	26,977,772	2,351,006	25,792,948

		41,107,387		40,660,359

Reinvestment of distributions
Class A	48,659	541,653	38,455	421,282
Class C	18,368	204,535	21,296	233,063
Investor Class	264,211	2,941,696	271,742	2,975,199

		3,687,884		3,629,544

Payment for shares redeemed
Class A	(571,826)	(6,354,797)	(358,469)	(3,926,457)
Class C	(195,501)	(2,167,583)	(126,216)	(1,384,753)
Investor Class	(2,058,891)	(22,838,475)	(1,107,731)	(12,152,552)

		(31,360,855)		(17,463,762)

Net increase in net assets resulting from capital share transactions		13,434,416		26,826,141

Total increase in net assets		9,756,008		31,789,702

Net assets
Beginning of period		153,685,833		121,896,131

End of period		$163,441,841		$153,685,833

Overdistributed net investment income		$(10,754)		$(10,731)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Wisconsin Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.09	$10.68	$10.67	$10.43	$10.37
Net investment income	0.27	0.34	0.36	0.32	0.38
Net realized and unrealized gains (losses) on investments	(0.22)	0.42	0.01	0.35	0.06

Total from investment operations	0.05	0.76	0.37	0.67	0.44
Distributions to shareholders from
Net investment income	(0.27)	(0.34)	(0.36)	(0.32)	(0.38)
Net realized gains	(0.01)	(0.01)	0.00	(0.11)	0.00

Total distributions to shareholders	(0.28)	(0.35)	(0.36)	(0.43)	(0.38)
Net asset value, end of period	$10.86	$11.09	$10.68	$10.67	$10.43
Total return[1]	0.46%	7.19%	3.52%	6.52%	4.38%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.92%	0.92%	0.93%	0.97%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.68%
Net investment income	2.44%	3.06%	3.43%	3.00%	3.71%
Supplemental data
Portfolio turnover rate	31%	14%	60%	48%	126%
Net assets, end of period (000s omitted)	$25,641	$20,844	$11,540	$7,535	$5,110

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Wisconsin Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.09	$10.68	$10.67	$10.43	$10.37
Net investment income	0.19	0.26	0.27	0.23	0.30
Net realized and unrealized gains (losses) on investments	(0.22)	0.42	0.01	0.35	0.06

Total from investment operations	(0.03)	0.68	0.28	0.58	0.36
Distributions to shareholders from
Net investment income	(0.19)	(0.26)	(0.27)	(0.23)	(0.30)
Net realized gains	(0.01)	(0.01)	0.00	(0.11)	0.00

Total distributions to shareholders	(0.20)	(0.27)	(0.27)	(0.34)	(0.30)
Net asset value, end of period	$10.86	$11.09	$10.68	$10.67	$10.43
Total return[1]	(0.29)%	6.40%	2.71%	5.67%	3.54%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.67%	1.67%	1.68%	1.73%
Net expenses	1.45%	1.45%	1.48%	1.49%	1.49%
Net investment income	1.69%	2.32%	2.56%	2.20%	2.89%
Supplemental data
Portfolio turnover rate	31%	14%	60%	48%	126%
Net assets, end of period (000s omitted)	$12,094	$11,393	$9,552	$10,979	$7,528

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Wisconsin Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.09	$10.68	$10.67	$10.43	$10.37
Net investment income	0.27	0.33	0.35	0.31	0.37
Net realized and unrealized gains (losses) on investments	(0.22)	0.42	0.01	0.35	0.06

Total from investment operations	0.05	0.75	0.36	0.66	0.43
Distributions to shareholders from
Net investment income	(0.27)	(0.33)	(0.35)	(0.31)	(0.37)
Net realized gains	(0.01)	(0.01)	0.00	(0.11)	0.00

Total distributions to shareholders	(0.28)	(0.34)	(0.35)	(0.42)	(0.37)
Net asset value, end of period	$10.86	$11.09	$10.68	$10.67	$10.43
Total return	0.43%	7.16%	3.49%	6.46%	4.31%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.95%	0.95%	0.99%	1.05%
Net expenses	0.73%	0.73%	0.73%	0.75%	0.75%
Net investment income	2.41%	3.04%	3.32%	2.94%	3.64%
Supplemental data
Portfolio turnover rate	31%	14%	60%	48%	126%
Net assets, end of period (000s omitted)	$125,707	$121,449	$100,804	$108,326	$92,061

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Wisconsin Tax-Free Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

22	Wells Fargo Advantage Wisconsin Tax-Free Fund	Notes to financial statements

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Wisconsin Tax-Free Fund	23

As of June 30, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Municipal obligations	$0	$160,838,315	$0	$160,838,315

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2013, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, and 0.73% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended June 30, 2013, Wells Fargo Funds Distributor, LLC received $4,601 from the sale of Class A shares and $580 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2013 were $69,238,738 and $41,785,419, respectively.

24	Wells Fargo Advantage Wisconsin Tax-Free Fund	Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2013, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2013, the Fund did not have any open futures contracts but had an average notional amount of $184,239 in short futures contracts during the year ended June 30, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2013, the Fund paid $208 in commitment fees.

For the year ended June 30, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	Year ended June 30,
	2013	2012
Ordinary income	$52,615	$0
Tax-exempt income	3,921,487	4,114,704
Long-term capital gain	143,455	140,511

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$88,083	$23,747	$597,680	$3,410,942

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S., therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Wisconsin Tax-Free Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Wisconsin Tax-Free Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2013

26	Wells Fargo Advantage Wisconsin Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income was designated as exempt-interest dividends for the fiscal year ended June 30, 2013.

Pursuant to Section 852 of the Internal Revenue Code, $143,455 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2013.

For the fiscal year ended June 30, 2013, $52,615 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Wisconsin Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

30	Wells Fargo Advantage Wisconsin Tax-Free Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that while the performance of the Fund (Investor Class) was lower than the median performance of the Universe for the one- and three-year periods under review, it was in range of the median performance of the Universe for the five- and ten-year periods. The Board also noted that the performance of the Fund was lower than its benchmark, Barclays Municipal Bond Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and the benchmark for the periods noted above. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. Funds Management advised the Board that Wisconsin municipal bonds have shorter durations and higher credit quality on average than other state municipal bonds and that municipal bonds with longer duration and lower credit quality experienced strong performance during the relevant periods under review. The Board noted that the Universe is composed of 58 funds, only three of which are Wisconsin-specific. The Board noted the long-term performance of the Fund relative to the Universe and was satisfied with the explanation it received.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be

Other information (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	31

necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to funds management and the sub-adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

32	Wells Fargo Advantage Wisconsin Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217891 08-13 A259/AR259 6-13

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	June 30, 2013	June 30, 2012
Audit fees	$440,370	$405,220
Audit-related fees	—	—
Tax fees (1)	30,710	28,040
All other fees	—	—

	$471,080	$433,260

(1)	Tax fees consist of fees for tax compliance, tax advice and tax planning.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund, and Wells Fargo Advantage Ultra Short-Term Municipal Income Fund, are filed under this Item.

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.19%

Alabama: 0.62%
Alabama Public School & College Authority Capital Improvement (Tax Revenue)	5.00%	12-1-2017	$2,640,000	$3,046,877
Courtland AL Industrial Development Board International Paper Company Project Series A (IDR)	5.00	11-1-2013	6,000,000	6,071,460
Mobile AL Industrial Development Board Alabama Power Company Series C (IDR) ±	5.00	6-1-2034	3,000,000	3,202,470

				12,320,807

Alaska: 0.20%
Alaska Energy Authority Bradley Lake Fourth Series (Utilities Revenue, AGM Insured)	6.00	7-1-2015	350,000	385,672
Alaska Railroad Corporation Series A (Miscellaneous Revenue, National/FGIC Insured)	5.00	8-1-2020	3,245,000	3,580,858

				3,966,530

Arizona: 1.40%
Arizona Lottery Series A (Miscellaneous Revenue, AGM Insured)	5.00	7-1-2027	5,000,000	5,372,900
Arizona School Facilities Board State School Trust (Miscellaneous Revenue, Ambac Insured)	5.00	7-1-2018	3,550,000	3,982,319
Arizona Sports & Tourism Authority Series A (Tax Revenue)	4.00	7-1-2020	1,365,000	1,470,405
Arizona Sports & Tourism Authority Series A (Tax Revenue)	5.00	7-1-2021	795,000	906,252
Arizona Sports & Tourism Authority Series A (Tax Revenue)	5.00	7-1-2022	1,000,000	1,136,150
Greater Arizona Development Authority Infrastructure Pinal County Road Project Series 1 (Miscellaneous Revenue, National Insured)	4.50	8-1-2023	2,755,000	2,853,326
Phoenix AZ Civic Improvement Corporation Series A (Airport Revenue)	5.00	7-1-2029	5,000,000	5,315,500
Pima County AZ IDA Series A (Education Revenue)	7.00	7-1-2021	775,000	810,689
Pima County AZ IDA Series A (Education Revenue)	7.75	7-1-2035	1,000,000	1,053,510
Pima County AZ Series A (Water & Sewer Revenue)	5.00	7-1-2021	400,000	463,996
Pima County AZ Series A (Water & Sewer Revenue)	5.00	7-1-2022	500,000	580,150
Pinal County AZ Electrical District # 4 (Utilities Revenue)	4.75	12-1-2015	915,000	981,914
Tempe AZ Series A (GO)	4.00	7-1-2019	2,160,000	2,417,774
Verrado AZ Community Facilities District # 1 (GO)	4.85	7-15-2014	100,000	101,527
Verrado AZ Community Facilities District #1 (GO)	6.00	7-15-2013	70,000	70,097

				27,516,509

Arkansas: 0.01%
Rogers AR Capital Improvement (GO, Syncora Guarantee Incorporated Insured)	4.25	3-1-2031	180,000	180,014

California: 16.61%
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2018	5,470,000	4,611,702
Alhambra CA Police Facilities (Miscellaneous Revenue, Ambac Insured) ##	6.75	9-1-2023	7,860,000	8,861,521
California (GO)	5.25	3-1-2024	5,000,000	5,583,900
California (GO)	5.25	2-1-2030	1,600,000	1,721,248
California (GO)	5.25	3-1-2030	1,440,000	1,527,998
California (GO)	6.00	3-1-2033	2,510,000	2,950,706
California DWR Center (Water & Sewer Revenue)	5.00	12-1-2024	10,000,000	11,889,000
California DWR Power Supply (Utilities Revenue)	5.00	5-1-2021	1,500,000	1,705,395
California DWR Power Supply Project Series L (Utilities Revenue)	5.00	5-1-2019	5,000,000	5,887,550
California DWR Power Supply Sub Series F-5 (Utilities Revenue)	5.00	5-1-2022	7,035,000	7,977,479

2	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Educational Facilities Authority Series A (Education Revenue)	4.00%	11-1-2021	$1,000,000	$1,081,190
California Infrastructure & Economic Development Bank California Independent System Operator Series A (Utilities Revenue)	5.25	2-1-2024	1,800,000	1,898,820
California Public Works Board Department of Corrections Project Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2019	2,570,000	2,853,805
California Public Works Board Regents University of California Series G (Miscellaneous Revenue)	5.00	12-1-2030	12,110,000	13,185,368
California Public Works Board Series D (Miscellaneous Revenue)	5.25	12-1-2026	5,000,000	5,481,200
California Public Works Board University of California Institute Project C (Miscellaneous Revenue)	5.00	4-1-2030	1,350,000	1,413,383
California Public Works Board University of California Research Project Series L (Education Revenue, National Insured)	5.25	11-1-2028	1,890,000	2,029,614
California Public Works Department of General Services Buildings 8 & 9A (Miscellaneous Revenue)	6.25	4-1-2034	2,750,000	3,183,428
California Statewide CDA Series A (Education Revenue)	6.90	8-1-2031	1,915,000	2,081,299
California Statewide CDA Series C (Health Revenue)	5.25	8-15-2031	3,000,000	3,210,660
California University Revenue Systemwide Series A (Education Revenue)	5.00	11-1-2037	3,750,000	3,926,475
California Various Purposes (GO)	5.25	4-1-2035	8,000,000	8,513,200
California Various Purposes (GO)	6.00	4-1-2038	7,000,000	8,050,700
Cerritos CA Community College District Series D (GO) ¤	0.00	8-1-2025	1,800,000	1,067,346
Colton CA Public Financing Authority Series A (Utilities Revenue)	5.00	4-1-2022	1,000,000	1,120,290
Colton CA Unified School District (GO, AGM Insured)	5.00	8-1-2024	1,000,000	1,119,650
Colton CA Unified School District (GO, AGM Insured)	5.00	8-1-2025	1,000,000	1,106,780
Colton CA Unified School District CAB Election of 2008 Project Series B (GO, AGM Insured) ¤	0.00	8-1-2030	575,000	230,518
Compton CA Community College District CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2029	1,565,000	624,638
Compton CA Community College District Series C (GO) ¤	0.00	8-1-2031	2,400,000	841,152
Cucamonga Valley CA Water District (Water & Sewer Revenue, AGM Insured)	5.25	9-1-2031	5,070,000	5,570,967
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2025	1,065,000	597,859
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2026	1,250,000	658,713
Emery CA Unified School District CAB Election of 2010 Series A (GO, AGM Insured)	6.25	8-1-2031	4,500,000	5,182,110
Foothill Eastern Transportation Corridor Agency Toll Road Revenue (Transportation Revenue, National Insured) ¤	0.00	1-15-2025	18,000,000	8,750,340
Golden State Tobacco Securitization Corporate Tobacco Settlement Revenue Series A (Miscellaneous Revenue)	5.00	6-1-2030	1,000,000	1,012,450
Golden State Tobacco Securitization Corporate Tobacco Settlement Revenue Series A (Tobacco Revenue, AGM Insured)	5.00	6-1-2045	9,530,000	9,715,263
Jurupa CA Unified School District (GO, AGM Insured)	5.00	8-1-2021	1,795,000	2,076,079
Los Angeles CA Department of Airports Series A (Airport Revenue)	4.00	5-15-2019	2,000,000	2,231,860
Los Angeles CA Harbor Department Series C (Airport Revenue)	5.00	8-1-2021	3,000,000	3,552,150
Los Angeles CA Harbor Department Series C (Airport Revenue)	5.25	8-1-2023	7,725,000	8,975,678
Los Angeles CA Metropolitan Transportation Authority Series A (Tax Revenue, Ambac Insured)	5.00	7-1-2035	1,750,000	1,845,060
Los Angeles CA Municipal Improvement Corporation Series C (Miscellaneous Revenue)	4.50	9-1-2019	1,925,000	2,147,857
Los Angeles CA Municipal Improvement Corporation Series C (Miscellaneous Revenue)	5.00	9-1-2018	2,380,000	2,705,417
Los Angeles CA Schools Regionalized Business Services Project Series A (Miscellaneous Revenue, Ambac Insured) ¤	0.00	8-1-2015	1,100,000	1,021,680
Los Angeles CA Unified School District Election of 2002 Series C (GO, AGM Insured)	5.00	7-1-2032	1,000,000	1,049,020
Lynwood CA Unified School District (GO, AGM Insured)	5.00	8-1-2023	1,000,000	1,113,760

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	3

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
M-S-R Energy Authority California Gas Series B (Utilities Revenue)	7.00%	11-1-2034	$2,000,000	$2,475,580
M-S-R Energy Authority California Gas Series C (Utilities Revenue)	7.00	11-1-2034	5,000,000	6,188,950
New Haven CA Unified School District CAB Project (GO, AGM Insured) ¤	0.00	8-1-2033	5,590,000	1,887,128
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.82	7-1-2019	10,500,000	9,797,235
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.91	7-1-2027	14,000,000	11,873,120
Northern California Power Agency Series A (Utilities Revenue)	5.25	8-1-2023	5,150,000	5,724,843
Northern Humboldt CA High School District Election of 2010 Series A (GO)	6.50	8-1-2034	1,145,000	1,306,319
Oakland CA Unified School District Alameda County Election of 2006 Project Series A (GO)	6.50	8-1-2020	1,730,000	2,015,710
Oakland CA Unified School District Alameda County Series A (GO)	6.25	8-1-2019	1,210,000	1,398,566
Palo Alto CA Import 1915 Act Bond (Miscellaneous Revenue)	4.00	9-2-2023	1,635,000	1,647,442
Pasadena CA PFA Rose Bowl Renovation Series A (Miscellaneous Revenue)	5.00	3-1-2021	1,655,000	1,916,871
Patterson CA Unified School District CAB Election of 2008 Project Series B (GO, AGM Insured) ¤	0.00	8-1-2033	3,000,000	992,880
Peralta CA Community College District Alameda County (GO)	5.00	8-1-2023	3,045,000	3,476,294
Peralta CA Community College District Alameda County (GO)	5.00	8-1-2024	3,000,000	3,365,520
Pomona CA Unified School District Series B (GO, AGM Insured)	4.00	8-1-2021	1,000,000	1,081,690
Pomona CA Unified School District Series B (GO, AGM Insured)	5.00	8-1-2022	1,000,000	1,146,950
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue)	6.25	7-1-2024	2,000,000	2,245,620
Rio Hondo CA Community College District (GO) ¤	0.00	8-1-2030	2,660,000	1,102,517
Roseville CA Natural Gas Financing Authority (Utilities Revenue)	5.00	2-15-2015	1,000,000	1,052,940
Sacramento CA Airport Series B (Airport Revenue)	5.00	7-1-2023	1,000,000	1,114,980
Sacramento CA Area Flood Control Agency (Miscellaneous Revenue)	5.00	10-1-2037	1,750,000	1,846,513
Sacramento CA Area Flood Control Agency (Miscellaneous Revenue)	5.25	10-1-2032	1,830,000	2,001,599
Sacramento CA Regional Transportation District (Transportation Revenue)	5.00	3-1-2025	1,330,000	1,437,025
Sacramento County CA Airport Systems (Airport Revenue)	5.00	7-1-2025	2,000,000	2,177,260
San Bernardino City Unified School District Series A (GO, AGM Insured)	5.00	8-1-2025	1,000,000	1,090,070
San Bernardino City Unified School District Series A (GO, AGM Insured)	5.00	8-1-2028	1,735,000	1,836,428
San Diego CA PFFA Series B (Water & Sewer Revenue)	5.00	5-15-2021	2,170,000	2,494,849
San Diego CA Unified School District Election of 1998 Series E-2 (GO, AGM Insured)	5.50	7-1-2027	5,000,000	5,898,800
San Francisco CA Bay Area Toll Authority Series A (Transportation Revenue) ±	1.31	4-1-2036	20,000,000	19,590,800
San Gorgonio CA Memorial Healthcare District (GO)	7.00	8-1-2029	2,000,000	2,311,800
San Jose CA Libraries & Parks Project (GO)	5.13	9-1-2031	6,110,000	6,128,025
San Jose CA Redevelopment Agency Series A-1 (Tax Revenue)	5.50	8-1-2030	1,355,000	1,403,143
Santa Ana CA Financing Authority Police Administration & Holding Facilities Project Series A (Miscellaneous Revenue, National Insured)	6.25	7-1-2019	1,000,000	1,153,110
Southern California Public Power Authority Milford Wind Corridor Project # 1 (Utilities Revenue)	5.00	7-1-2024	5,000,000	5,624,350
Southern California Public Power Authority Natural Gas Project #1 Series A (Utilities Revenue)	5.25	11-1-2025	3,280,000	3,478,932
Southern California Public Power Authority Projects (Utilities Revenue)	6.75	7-1-2013	100,000	100,053
Southern California Public Power Authority Southern Transmission Project Series S (Utilities Revenue)	5.75	7-1-2024	2,000,000	2,312,300
Stockton CA Unified School District (GO, AGM Insured)	5.00	8-1-2021	1,165,000	1,262,394
Stockton CA Unified School District (GO, AGM Insured)	5.00	8-1-2023	2,520,000	2,705,951
Stockton CA Unified School District (GO, AGM Insured)	5.00	7-1-2028	1,000,000	1,041,960
Sylvan CA Unified School District CAB Election of 2006 (GO, AGM Insured) ¤	0.00	8-1-2031	2,590,000	977,362
Sylvan CA Unified School District CAB Election of 2006 (GO, AGM Insured) ¤	0.00	8-1-2032	2,800,000	990,080
Tuolumne CA Wind Project Authority Series A (Utilities Revenue)	5.25	1-1-2024	5,115,000	5,766,804
Tustin CA Unified School District #88-1 Election of 2008 Series B (GO)	6.00	8-1-2036	2,500,000	2,896,925

4	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
University of California General Revenues Series Q (Education Revenue)	5.25%	5-15-2024	$2,155,000	$2,451,463
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2016	300,000	328,173
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2018	445,000	497,185
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2019	905,000	1,015,211
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2020	1,300,000	1,385,358
Washington Township CA Health Care District Series A (Health Revenue)	5.13	7-1-2017	260,000	288,974
West Basin CA Municipal Water District COP Refunding Bond Series B (Water & Sewer Revenue, AGM Insured)	5.00	8-1-2022	2,560,000	2,885,990
West Contra Costa CA University (GO, AGM Insured) ¤	0.00	8-1-2026	4,620,000	2,431,598
West Contra Costa CA University (GO, AGM Insured)	5.25	8-1-2023	2,450,000	2,768,525
Westlands CA Water District Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2031	1,000,000	1,050,230

				327,382,673

Colorado: 0.67%
Colorado ECFA Charter School Monument Academy Project (Education Revenue)	5.50	10-1-2017	900,000	927,774
Colorado Health Facilities Authority Catholic Health Initiatives Series D-2 Prerefunded Balance (Health Revenue) ±	5.25	10-1-2038	125,000	127,290
Colorado Public Authority for Energy Natural Gas Purchase Project (Utilities Revenue)	5.75	11-15-2018	1,730,000	1,933,984
Denver CO City & County Airport System Series B (Airport Revenue)	5.00	11-15-2032	5,000,000	5,208,800
Denver CO City & County Series A (Tax Revenue, AGM Insured)	6.00	9-1-2023	2,800,000	3,323,600
North Range CO Metropolitan District # 1 (GO, ACA Insured)	5.00	12-15-2015	250,000	254,515
Public Authority for Colorado Energy (Utilities Revenue)	6.13	11-15-2023	1,300,000	1,529,931

				13,305,894

Connecticut: 1.14%
Connecticut Securities Industry & Financial Markets Association Series A (Miscellaneous Revenue) ±	1.05	3-1-2025	2,400,000	2,428,536
Connecticut Series A (Miscellaneous Revenue) ±	0.91	3-1-2022	3,000,000	3,033,180
Connecticut Series A (Miscellaneous Revenue) ±	0.96	3-1-2023	3,000,000	3,028,080
Connecticut Series A (Miscellaneous Revenue) ±	1.01	3-1-2024	2,000,000	2,022,040
Connecticut Series A (Miscellaneous Revenue) ±	1.16	4-15-2019	2,300,000	2,344,758
Connecticut Series A (Miscellaneous Revenue) ±	1.31	4-15-2020	3,300,000	3,362,304
Hamden CT (GO)	4.00	8-15-2020	1,235,000	1,303,999
Hamden CT (GO)	4.00	8-15-2021	1,235,000	1,289,945
Hamden CT (GO, AGM Insured)	5.00	8-15-2020	1,300,000	1,456,923
Hamden CT (GO, AGM Insured)	5.00	8-15-2021	1,000,000	1,113,020
Hamden CT (GO, AGM Insured)	5.00	8-15-2022	1,000,000	1,103,080

				22,485,865

District of Columbia: 0.93%
District of Columbia Federal Highway Grant BAN (Miscellaneous Revenue)	5.00	12-1-2022	500,000	587,385
District of Columbia Federal Highway Grant BAN (Miscellaneous Revenue)	5.00	12-1-2023	1,000,000	1,153,050
District of Columbia Federal Highway Grant BAN (Miscellaneous Revenue)	5.00	12-1-2024	1,675,000	1,906,050
District of Columbia Federal Highway Grant BAN (Miscellaneous Revenue)	5.00	12-1-2025	3,520,000	3,953,699
District of Columbia Federal Highway Grant BAN (Miscellaneous Revenue)	5.00	12-1-2026	2,000,000	2,213,920
District of Columbia Federal Highway Grant BAN (Miscellaneous Revenue)	5.25	12-1-2025	2,630,000	2,962,143
District of Columbia Howard University Series A (Education Revenue)	5.75	10-1-2026	2,510,000	2,766,899
District of Columbia Medical Association of Colleges Series A (Miscellaneous Revenue)	5.00	10-1-2025	500,000	550,885

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	5

Security name	Interest rate	Maturity date	Principal	Value

District of Columbia (continued)
District of Columbia Medical Association of Colleges Series B (Miscellaneous Revenue)	5.00%	10-1-2024	$2,095,000	$2,302,803

				18,396,834

Florida: 6.30%
Boynton Beach FL Utilities Systems (Water & Sewer Revenue, National/FGIC Insured)	5.50	11-1-2016	1,500,000	1,663,935
Broward County FL Professional Sports Facilities Project Series A (Tax Revenue, Ambac Insured)	5.00	9-1-2021	2,200,000	2,365,198
Citizens Property Insurance Corporation of Florida (Miscellaneous Revenue, AGM Insured) ±	1.71	6-1-2014	4,000,000	4,040,440
Cityplace FL Community Development District Special Assessment (Miscellaneous Revenue)	5.00	5-1-2021	2,945,000	3,223,067
Daytona Beach FL Utility System (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2022	2,205,000	2,555,992
Daytona Beach FL Utility System (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2029	1,360,000	1,461,782
Daytona Beach FL Utility System (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2030	2,485,000	2,641,133
Escambia County FL School Board (Miscellaneous Revenue, National Insured)	5.00	2-1-2021	4,720,000	4,823,226
Florida Board of Governors Series A (Housing Revenue)	5.00	7-1-2026	2,275,000	2,410,340
Florida Board of Public Education Series A (Tax Revenue)	4.00	6-1-2021	1,000,000	1,092,590
Florida Development Finance Corporation Renaissance Charter School Series A (Education Revenue)	5.00	9-15-2020	2,800,000	2,840,432
Florida HEFAR (Education Revenue)	4.00	4-1-2021	1,000,000	1,031,980
Florida Municipal Loan Council (Tax Revenue, AGM Insured)	5.00	5-1-2022	1,000,000	1,116,440
Gulf Breeze FL Capital Funding Loan Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2017	1,665,000	1,858,856
Gulf Breeze FL Capital Funding Loan Program Series B (Miscellaneous Revenue, AGM Insured)	4.00	10-1-2016	1,000,000	1,072,990
Gulf Breeze FL Capital Funding Loan Program Series B (Miscellaneous Revenue, AGM Insured)	4.00	10-1-2017	1,000,000	1,075,500
Gulf Breeze FL Local Government Loan Series B (Miscellaneous Revenue, FGIC Insured) ±	5.50	12-1-2015	850,000	852,678
Gulf Breeze FL Local Government Loan Series J (Water & Sewer Revenue) ±	4.10	12-1-2020	3,000,000	3,190,080
Gulf Breeze FL Local Government Loan Series J (Water & Sewer Revenue) ±	4.20	12-1-2020	3,290,000	3,532,967
Gulf Breeze FL Miami Beach Local Government Series B (Miscellaneous Revenue, FGIC Insured) ±	4.75	12-1-2015	355,000	355,774
JEA Electric System Revenue (Utilities Revenue)	5.00	10-1-2019	2,025,000	2,089,577
Miami FL Special Obligation Series A (Miscellaneous Revenue, AGM Insured)	5.00	2-1-2019	2,150,000	2,355,648
Miami-Dade County FL Aviation Series A (Airport Revenue)	5.50	10-1-2019	3,000,000	3,544,020
Miami-Dade County FL Educational Facilities Authority University of Miami Series A (Education Revenue)	5.25	4-1-2016	1,000,000	1,087,540
Miami-Dade County FL Expressway Authority Toll System Revenue Series DCL-2012-006 (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) ±144A	0.80	3-8-2030	21,000,000	21,000,000
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	10-1-2019	3,440,000	3,786,339
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	10-1-2020	3,600,000	3,953,772
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	4-1-2021	2,485,000	2,705,221
Miami-Dade County FL Special Obligation Series A (Tax Revenue)	5.00	10-1-2023	700,000	775,670
Miami-Dade County FL Special Obligation Series A (Tax Revenue)	5.00	10-1-2024	1,000,000	1,098,600
Miami-Dade County FL Special Obligation Series A (Tax Revenue)	5.00	10-1-2025	2,250,000	2,454,818
Miami-Dade County FL Water & Sewer Refunding Bond Series C (Water & Sewer Revenue, BHAC Insured)	5.00	10-1-2024	2,950,000	3,301,050
Miami-Dade County FL Water & Sewer Series C (Water & Sewer Revenue)	5.25	10-1-2022	3,000,000	3,425,280

6	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
North Brevard County FL Hospital District Parrish Medical Center Project (Health Revenue)	4.75%	10-1-2013	$865,000	$873,607
North Brevard County FL Hospital District Parrish Medical Center Project (Health Revenue)	5.00	10-1-2015	930,000	997,146
Orange County FL School Board Certificates Partner Series A (Miscellaneous Revenue, National/FGIC Insured)	5.00	8-1-2016	1,000,000	1,111,220
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.51	8-1-2029	10,000,000	10,000,000
Port St. Lucie FL COP (Miscellaneous Revenue)	5.00	9-1-2013	1,000,000	1,007,930
Putnam County FL Development Authority PCR Seminole Project Series A (Utilities Revenue, Ambac Insured) ±	5.35	3-15-2042	7,460,000	8,520,887
Seminole County FL School Board COP (Miscellaneous Revenue, Ambac Insured)	5.50	7-1-2014	1,180,000	1,237,549
South Lake County FL Hospital District South Lake Hospital Incorporated (Health Revenue)	5.00	10-1-2016	1,015,000	1,116,287
South Lake County FL Hospital District South Lake Hospital Incorporated (Health Revenue)	5.00	10-1-2017	900,000	1,004,103
University of North Florida Financing Corporation Housing Project (Miscellaneous Revenue, National/FGIC Insured)	5.00	11-1-2016	2,315,000	2,555,968
University of South Florida Financing Corporation COP Master Lease Series A (Miscellaneous Revenue, Ambac Insured)	5.00	7-1-2018	1,000,000	1,054,020

				124,261,652

Georgia: 1.32%
Atlanta GA Development Authority (Housing Revenue)	5.00	9-1-2026	2,820,000	3,116,579
DeKalb County GA Water & Sewer Authority (Water & Sewer Revenue)	5.25	10-1-2031	3,490,000	3,755,868
Georgia Environmental Loan Acquisition Corporation Local Water Authority Loan Project (Miscellaneous Revenue)	4.00	3-15-2021	2,800,000	2,813,832
Georgia Municipal Electric Authority Power Revenue Prerefunded Balance (Utilities Revenue, National Insured)	6.50	1-1-2017	10,000	10,316
Georgia Municipal Electric Authority Power Revenue Unrefunded Balance (Utilities Revenue, National Insured)	6.50	1-1-2017	75,000	81,975
Georgia Public Gas Partners Incorporated Series A (Utilities Revenue)	5.00	10-1-2017	2,500,000	2,805,150
Georgia Public Gas Partners Incorporated Series A (Utilities Revenue)	5.00	10-1-2019	5,000,000	5,711,250
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.00	3-15-2022	1,250,000	1,356,313
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.50	9-15-2022	1,000,000	1,116,520
Private Colleges & Universities Authority of Georgia Series A (Education Revenue)	5.00	10-1-2021	3,330,000	3,644,119
Private Colleges & Universities Authority of Georgia Series C (Education Revenue)	3.75	10-1-2021	1,525,000	1,528,706

				25,940,628

Guam: 0.25%
Guam Education Financing Foundation COP Guam Public School Facilities Project Series A (Miscellaneous Revenue)	5.00	10-1-2015	1,000,000	1,034,670
Guam Education Financing Foundation COP Guam Public School Facilities Project Series A (Miscellaneous Revenue)	5.00	10-1-2017	2,195,000	2,268,752
Guam Government Limited Obligation Revenue Section 30 Series A (Miscellaneous Revenue)	5.00	12-1-2014	1,635,000	1,717,813

				5,021,235

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Idaho: 0.63%
Idaho Building Authority Series C (Education Revenue)	5.00%	9-1-2023	$1,995,000	$2,295,926
Idaho Building Authority Series D (Education Revenue)	5.00	9-1-2023	2,000,000	2,301,680
Idaho Building Authority Series F (Education Revenue)	5.00	9-1-2023	2,220,000	2,554,865
Idaho Building Authority Series H (Education Revenue)	5.00	9-1-2023	1,785,000	2,054,249
University of Idaho Series 2011 (Education Revenue) ±	5.25	4-1-2041	2,910,000	3,254,340

				12,461,060

Illinois: 14.01%
Champaign Coles Counties IL Community College District # 505 Series A (GO)	4.00	12-1-2018	1,015,000	1,117,982
Chicago IL Board of Education (GO)	5.00	12-1-2031	4,860,000	5,014,888
Chicago IL Board of Education (GO, National/FGIC Insured)	5.25	12-1-2023	5,125,000	5,688,084
Chicago IL Board of Education Benito Juarez Community Academy Series G (GO, National Insured)	6.00	12-1-2022	1,630,000	1,748,289
Chicago IL Board of Education Certificates DCL-2012-001 (GO, Dexia Credit Local LOC, Dexia Credit Local LIQ) ±144A	0.95	12-1-2034	19,160,000	19,160,000
Chicago IL Board of Education Series A (GO, National/FGIC Insured) ¤	0.00	12-1-2018	10,795,000	9,296,222
Chicago IL Board of Education Series A3 (GO) ±	0.89	3-1-2036	10,000,000	10,044,800
Chicago IL CAB Project (GO, National Insured) ±	5.44	1-1-2018	1,725,000	1,892,118
Chicago IL O’Hare International Airport Third Lien Series C (Airport Revenue, AGM Insured)	5.25	1-1-2025	4,075,000	4,447,211
Chicago IL O’Hare International Airport Third Lien Series F (Airport Revenue)	4.25	1-1-2021	735,000	785,811
Chicago IL Park District (GO)	5.00	1-1-2036	1,500,000	1,549,320
Chicago IL Park District Series A (GO, National/FGIC Insured)	5.00	1-1-2026	2,140,000	2,297,376
Chicago IL Public Building Commission School Reform (Miscellaneous Revenue, National/FGIC Insured)	5.25	12-1-2017	3,555,000	3,996,673
Chicago IL Series A (GO, Ambac Insured)	5.00	1-1-2019	1,500,000	1,636,290
Chicago IL Series A (GO, AGM Insured)	5.00	1-1-2026	3,535,000	3,748,267
Chicago IL Series A (GO, AGM Insured)	5.00	1-1-2030	2,000,000	2,050,200
Chicago IL Series A (GO)	5.25	1-1-2023	2,500,000	2,761,075
Chicago IL Series A Prerefunded Balance (GO, National Insured) ±	5.65	1-1-2028	555,000	626,406
Chicago IL Series B (GO, AGM Insured)	5.00	1-1-2024	1,000,000	1,059,790
Chicago IL Series C (GO)	4.00	1-1-2020	1,300,000	1,385,046
Chicago IL Series C (GO)	5.00	1-1-2024	3,320,000	3,565,813
Chicago IL Series C (GO)	5.00	1-1-2034	5,000,000	5,091,450
Chicago IL Transit Authority Capital Grant Receipts Series A (Transportation Revenue, AGM Insured)	6.00	6-1-2024	2,000,000	2,247,140
Chicago IL Transit Authority Sales Tax Receipts Series A (Tax Revenue)	5.00	12-1-2018	1,135,000	1,302,855
Chicago IL Waste Water Transmission 2nd Lien (Water & Sewer Revenue)	5.00	1-1-2029	4,060,000	4,356,421
Chicago IL Waste Water Transmission 2nd Lien (Water & Sewer Revenue)	5.00	1-1-2030	4,000,000	4,265,240
Cook County IL Series A (GO)	5.25	11-15-2022	1,240,000	1,400,245
Du Page County IL (Transportation Revenue, AGM Insured)	5.00	1-1-2017	2,020,000	2,165,177
Du Page County IL High School District (GO, AGM Insured)	5.00	1-1-2021	1,000,000	1,107,960
Du Page, Cook & Will Counties Il Community College District #502 (GO)	5.00	6-1-2022	2,650,000	3,132,830
Elk Grove Village IL (GO)	4.00	1-1-2022	1,250,000	1,381,800
Homer Glen Village IL Series A (GO)	4.00	12-1-2019	1,000,000	1,093,780
Homer Glen Village IL Series A (GO)	5.00	12-1-2021	1,015,000	1,143,641
Huntley IL Special Service Area # 9 (Tax Revenue, AGM Insured)	4.60	3-1-2017	1,140,000	1,210,144
Illinois (GO)	4.75	4-1-2020	2,650,000	2,825,324
Illinois (GO, AGM Insured)	5.00	9-1-2016	585,000	628,278
Illinois (GO, Ambac Insured)	5.00	4-1-2020	3,000,000	3,124,560

8	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois (GO, AGM Insured)	5.00%	1-1-2023	$2,450,000	$2,593,472
Illinois (GO) %%	5.00	7-1-2023	5,000,000	5,379,250
Illinois (Tax Revenue)	5.00	6-15-2024	4,000,000	4,545,560
Illinois Education Facilities Authority (Miscellaneous Revenue) ±	3.40	11-1-2036	1,275,000	1,326,255
Illinois Education Facilities Authority (Education Revenue, Syncora Guarantee Incorporated Insured)	4.75	12-1-2023	2,295,000	2,332,684
Illinois Education Facilities Authority Field Museum (Miscellaneous Revenue) ±	4.13	11-1-2036	4,560,000	4,878,744
Illinois Finance Authority DePaul University Series A (Health Revenue, GO of Participants Insured)	4.90	7-1-2013	1,120,000	1,120,011
Illinois Finance Authority DePaul University Series A (Health Revenue, GO of Participants Insured)	4.95	7-1-2014	305,000	304,186
Illinois Finance Authority DePaul University Series A (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	10-1-2019	1,550,000	1,643,822
Illinois Finance Authority East St. Louis Project (Miscellaneous Revenue, XLCA Insured)	5.00	11-15-2013	645,000	650,811
Illinois Finance Authority Revenue (Education Revenue)	5.00	10-1-2023	1,000,000	1,139,860
Illinois Finance Authority Student Housing Illinois State University Project (Education Revenue)	5.50	4-1-2021	4,585,000	5,074,220
Illinois Finance Authority The Art Institute of Chicago Series A (Miscellaneous Revenue)	5.00	3-1-2034	1,750,000	1,837,815
Illinois Health Facilities Authority Mercy Hospital & Medical Center (Health Revenue)	10.00	1-1-2015	260,000	283,291
Illinois Municipal Electric Agency Power Supply (Utilities Revenue, National/FGIC Insured)	5.00	2-1-2023	1,000,000	1,078,300
Illinois Municipal Electric Agency Power Supply Series A (Utilities Revenue, National/FGIC Insured)	5.25	2-1-2023	1,100,000	1,223,200
Illinois Prerefunded Balance Series A (Miscellaneous Revenue)	5.00	10-1-2016	1,800,000	1,821,438
Illinois Regional Transportation Authority (Tax Revenue, AGM Insured)	5.75	6-1-2018	6,790,000	8,049,545
Illinois Sales Tax Revenue (Tax Revenue)	5.00	6-15-2023	17,000,000	19,568,870
Illinois Series 2012 (Miscellaneous Revenue)	5.00	8-1-2019	5,125,000	5,708,071
Illinois Series A (Miscellaneous Revenue, National Insured)	5.00	3-1-2016	2,705,000	2,790,289
Illinois Series A (Miscellaneous Revenue, National/FGIC Insured)	5.25	10-1-2015	5,200,000	5,261,672
Illinois Series B (Miscellaneous Revenue, DEPFA Bank plc SPA) ø	2.00	10-1-2033	15,485,000	15,485,000
Illinois Series B (Tax Revenue)	5.00	6-15-2018	1,000,000	1,157,210
Illinois Toll Highway Authority Series A-1 (Transportation Revenue, AGM Insured)	5.00	1-1-2024	4,650,000	5,064,641
Illinois Toll Highway Authority Series A-1 (Transportation Revenue)	5.25	1-1-2026	3,500,000	3,849,440
Illinois Unrefunded Balance (Miscellaneous Revenue)	5.00	10-1-2016	3,200,000	3,235,360
Kane Cook & Du Page Counties IL School District #46 (GO)	4.50	1-1-2024	4,270,000	4,594,862
Kane County IL School District #129 (GO, National/FGIC Insured)	5.00	2-1-2018	1,750,000	1,841,473
Kane McHenry Cook & DeKalb Counties IL Unified School District (GO, Ambac Insured)	5.00	1-1-2024	2,000,000	2,173,800
Kendall Kane & Will Counties IL Unified School District Series A (GO)	5.00	2-1-2023	1,000,000	1,129,170
Northern IIlinois Municipal Power Agency Prairie State Project Series A (Utilities Revenue, National Insured)	5.00	1-1-2021	2,740,000	3,008,246
Northern Illinois University Auxiliary Facilities Revenue (Education Revenue, AGM Insured)	5.00	4-1-2019	1,000,000	1,119,900
Regional Transportation Authority Illinois (Tax Revenue, National/FHA Insured)	6.50	7-1-2026	7,815,000	9,808,841
Schaumburg IL Series A (GO)	4.00	12-1-2022	1,575,000	1,737,446
Southwestern Illinois Development Authority Local Government Program Collinsville Limited (Tax Revenue)	5.00	3-1-2025	1,975,000	1,568,901
Springfield IL Senior Lien (Utilities Revenue, National Insured)	5.00	3-1-2023	1,560,000	1,630,481
Tazewell County IL School District #51 (GO, National/FGIC Insured)	9.00	12-1-2017	455,000	581,126

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Tazewell County IL School District #51 (GO, National/FGIC Insured)	9.00%	12-1-2018	$535,000	$707,152
University of Illinois Auxiliary Facilities Systems (Education Revenue) ¤	0.00	4-1-2020	8,270,000	6,622,285
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, Ambac Insured)	5.50	4-1-2024	1,000,000	1,198,830
University of Illinois Board of Trustees Series B (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2020	2,000,000	2,202,400
Will County IL Community Unified School District CAB (GO, National/FGIC Insured) ¤	0.00	11-1-2018	9,730,000	8,405,261

				276,081,697

Indiana: 2.27%
Hammond IN Multi-School Building Corporation First Mortgage (Miscellaneous Revenue, State Aid Withholding, National/FGIC Insured)	5.00	7-15-2014	100,000	104,817
Indiana Bond Bank (Miscellaneous Revenue, AGM Insured)	5.00	9-1-2022	1,545,000	1,741,648
Indiana Bond Bank Common School Funding (Miscellaneous Revenue, National Insured)	5.00	2-1-2018	1,470,000	1,476,218
Indiana Bond Bank Hendricks Regional Health Series A (Miscellaneous Revenue)	4.00	8-1-2017	1,000,000	1,092,500
Indiana Bond Bank Hendricks Regional Health Series A (Miscellaneous Revenue)	5.00	8-1-2016	1,340,000	1,485,872
Indiana Bond Bank Special Program Series A (Utilities Revenue)	5.00	10-15-2017	5,410,000	6,023,765
Indiana Bond Bank Special Program Series A (Utilities Revenue)	5.25	10-15-2016	600,000	668,934
Indiana Bond Bank Special Program Series C (Miscellaneous Revenue)	5.00	8-1-2020	1,685,000	1,948,437
Indiana Bond Bank Special Program Series C (Miscellaneous Revenue)	5.00	8-1-2023	1,000,000	1,134,390
Indiana Finance Authority HEFA Ascension Health Series B3 (Health Revenue) ±	2.05	11-15-2031	15,000,000	15,303,900
Jasper County IN PCR Northern Series A (IDR, National Insured)	5.60	11-1-2016	5,900,000	6,519,854
Jeffersonville IN Building Corporation First Mortgage Series C (Miscellaneous Revenue)	4.25	8-15-2017	890,000	953,439
Knox County IN EDA Series A (Health Revenue)	5.00	4-1-2022	925,000	1,020,229
Knox County IN EDA Series A (Health Revenue)	5.00	4-1-2023	665,000	723,560
Knox County IN EDA Series A (Health Revenue)	5.00	4-1-2026	750,000	783,480
Mount Vernon IN School Building Corporation Prerefunded Balance First Mortgage (Miscellaneous Revenue, State Aid Withholding, AGM Insured)	5.00	7-15-2019	265,000	306,801
Mount Vernon IN School Building Corporation Unrefunded Balance First Mortgage (Miscellaneous Revenue, State Aid Withholding, AGM Insured)	5.00	7-15-2019	735,000	818,467
Munster IN School Building Corporation (Miscellaneous Revenue, State Aid Withholding, AGM Insured)	5.00	7-5-2020	1,170,000	1,279,243
Portage IN Redevelopment District (Tax Revenue, AGM Insured)	4.00	1-15-2016	140,000	147,858
University of Southern Indiana Student Fee Series J (Education Revenue, AGM Insured)	5.00	10-1-2019	1,000,000	1,155,240

				44,688,652

Iowa: 0.85%
Iowa Finance Authority Midwestern Disaster Area Revenue Fertilizer Company Project (IDR)	5.50	12-1-2022	6,000,000	6,041,640
Iowa Finance Authority PCFA Interstate Power (IDR, FGIC Insured)	5.00	7-1-2014	1,500,000	1,563,705
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	5.25	12-1-2017	3,000,000	3,335,520
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	5.25	12-1-2018	5,285,000	5,901,390

				16,842,255

Kansas: 0.40%
Johnson County KS Unified School District (GO)	5.00	10-1-2026	1,295,000	1,437,683
Kansas Development Finance Authority Health Facilities (Health Revenue)	5.00	11-15-2021	1,300,000	1,465,061
Kansas Development Finance Authority Health Facilities (Health Revenue)	5.25	11-15-2030	3,550,000	3,682,131

10	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Kansas (continued)
Kansas Development Finance Authority Revenue University of Kansas Medical Center (Education Revenue)	5.00%	4-1-2017	$750,000	$846,383
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.00	9-1-2013	280,000	277,164
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.00	9-1-2014	305,000	280,722

				7,989,144

Kentucky: 0.39%
Kentucky Property & Buildings Commission Series A Project # 95 (GO)	5.00	8-1-2019	1,265,000	1,475,698
University of Kentucky COP Master Street Lease # 4 (Miscellaneous Revenue)	4.45	6-18-2018	5,720,075	6,207,254

				7,682,952

Louisiana: 1.94%
Ascension Parish Louisiana IDA Incorporated (Miscellaneous Revenue)	6.00	7-1-2036	4,000,000	3,766,520
DeSoto Parish LA PCR Southwestern Electrical Power (Utilities Revenue) ±	3.25	1-1-2019	5,000,000	5,112,850
Louisiana Correctional Facilities Corporation (Miscellaneous Revenue, Ambac Insured)	5.00	9-1-2019	1,000,000	1,152,490
Louisiana Local Government Environmental Facilities & CDA (Housing Revenue, FNMA Insured, FNMA LIQ) ±	4.25	4-15-2039	1,280,000	1,341,338
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFC Insured)	5.00	7-1-2014	200,000	207,422
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFC Insured)	5.00	7-1-2016	100,000	108,458
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFC Insured)	5.00	7-1-2017	150,000	164,282
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGM Insured)	4.00	7-1-2015	505,000	525,857
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGM Insured)	4.13	7-1-2016	170,000	179,756
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGM Insured)	4.25	7-1-2017	55,000	58,467
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Insured)	5.00	7-1-2014	100,000	101,314
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Insured)	5.00	7-1-2016	740,000	754,053
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Insured)	5.00	7-1-2019	1,465,000	1,475,152
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Insured)	5.00	7-1-2020	500,000	500,550
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGM Insured)	5.00	7-1-2022	245,000	258,306
Louisiana Tobacco Settlement Financing Corporation Series B (Tobacco Revenue)	5.88	5-15-2039	10,000,000	9,975,000
New Orleans LA Public Improvement Series A (GO, Radian Insured)	5.00	12-1-2016	1,365,000	1,518,440
New Orleans LA Public Improvement Series A (GO, Radian Insured)	5.00	12-1-2017	845,000	950,236
New Orleans LA Sewer Service (Water & Sewer Revenue, National Insured)	5.00	6-1-2016	400,000	400,956
New Orleans LA Sewer Service (Water & Sewer Revenue, AGM Insured)	5.50	6-1-2016	690,000	760,477
New Orleans LA Sewer Service (Water & Sewer Revenue, FGIC Insured)	5.50	12-1-2016	1,350,000	1,524,650
New Orleans LA Sewer Service (Water & Sewer Revenue, FGIC Insured)	5.50	6-1-2020	740,000	741,709
New Orleans LA Sewer Service (Water & Sewer Revenue, AGM Insured)	5.63	6-1-2017	590,000	663,850
St. Bernard Parish LA (Tax Revenue)	4.00	3-1-2023	3,405,000	3,489,274
St. Bernard Parish LA (Tax Revenue)	4.00	3-1-2024	2,515,000	2,534,542

				38,265,949

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Maryland: 0.36%
Maryland Department of Transportation (Tax Revenue)	5.00%	2-15-2025	$5,455,000	$6,260,103
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2027	500,000	506,810
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2030	300,000	299,649

				7,066,562

Massachusetts: 2.04%
Massachusetts Development Finance Agency Lasell College (Education Revenue)	5.00	7-1-2021	2,820,000	3,016,610
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	6.50	4-15-2019	1,050,000	1,171,328
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	6.55	4-15-2020	615,000	686,272
Massachusetts Educational Financing Authority Issue I (Education Revenue)	5.50	1-1-2018	2,000,000	2,240,720
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	5.50	1-1-2017	2,000,000	2,224,520
Massachusetts HEFA Series G-6 (Health Revenue) ±	0.94	7-1-2038	14,000,000	13,862,240
Massachusetts HFA Series 125 (Tax Revenue, AGM Insured)	5.25	8-1-2025	5,000,000	5,655,750
Massachusetts School Building Authority Sales Tax Revenue Series A (Tax Revenue) %%	5.00	5-15-2023	1,615,000	1,926,017
Massachusetts School Building Authority Sales Tax Revenue Series A (Tax Revenue) %%	5.00	5-15-2024	2,500,000	2,932,075
Massachusetts Water Resources (Water & Sewer Revenue, AGM Insured)	5.25	8-1-2027	5,500,000	6,427,245

				40,142,777

Michigan: 6.03%
Clinton MI Township Building Authority (Miscellaneous Revenue, Ambac Insured)	5.50	11-1-2017	5,240,000	5,646,519
Detroit MI City School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2017	595,000	651,222
Detroit MI City School District (GO, AGM/Qualified School Board Loan Fund Insured)	5.00	5-1-2019	8,000,000	8,390,560
Detroit MI City School District (GO, FGIC/Qualified School Board Loan Fund Insured)	6.00	5-1-2021	2,205,000	2,580,688
Detroit MI District Aid (GO, State Aid Withholding)	5.00	11-1-2014	1,000,000	1,046,810
Detroit MI District Aid (GO, State Aid Withholding)	5.00	11-1-2018	3,000,000	3,283,860
Detroit MI District Aid (GO, State Aid Withholding)	5.00	11-1-2020	1,700,000	1,866,804
Detroit MI Senior Lien Series A-1 (Water & Sewer Revenue, AGM Insured)	5.50	7-1-2017	3,130,000	3,288,691
Detroit MI Series A-1 (GO, National Insured)	5.00	4-1-2019	100,000	90,687
Detroit MI Sewer Disposal System Authority Series A (Water & Sewer Revenue, AGM Insured)	5.25	7-1-2019	2,695,000	2,780,324
Detroit MI Sewer Disposal System Authority Series A (Water & Sewer Revenue, AGM Insured)	5.25	7-1-2021	2,610,000	2,656,928
Detroit MI Sewer Disposal System Authority Series A (Water & Sewer Revenue, AGM Insured) ±	5.25	7-1-2022	1,885,000	1,894,444
Detroit MI Sewer Disposal System Refunding Balance Senior Lien Series B (Water & Sewer Revenue, AGM Insured)	7.50	7-1-2033	10,000,000	11,119,400
Detroit MI Water & Sewage Department Disposal System Series A (Water & Sewer Revenue)	5.25	7-1-2027	2,250,000	2,249,978
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2020	4,000,000	4,020,480
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2021	3,000,000	3,006,210
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2022	1,500,000	1,499,985
Detroit MI Water Supply System Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2015	1,050,000	1,081,311
Detroit MI Water Supply System Series C (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2020	2,000,000	2,007,000

12	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Eaton Rapids MI Public Schools (GO, Qualified School Board Loan Fund Insured)	4.00%	5-1-2019	$1,450,000	$1,584,604
Eaton Rapids MI Public Schools (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2022	1,785,000	2,045,039
Flint MI International Academy (Education Revenue)	5.38	10-1-2022	2,270,000	2,294,289
Flint MI International Academy (Education Revenue)	5.50	10-1-2027	1,985,000	1,961,656
Flint MI International Academy Public School Project (Education Revenue)	5.00	10-1-2017	440,000	451,497
Hazel Park MI School District (GO, AGM/Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,160,000	1,318,642
Kent County MI (GO)	5.00	1-1-2025	1,000,000	1,080,800
Macomb MI Interceptor Drainage (Miscellaneous Revenue)	5.00	5-1-2024	1,750,000	1,956,168
Macomb MI Interceptor Drainage (Miscellaneous Revenue)	5.00	5-1-2025	1,750,000	1,933,820
Macomb MI Interceptor Drainage (Miscellaneous Revenue)	5.00	5-1-2026	1,930,000	2,113,311
Michigan Comprehensive Transportation Program (Tax Revenue)	5.25	5-15-2017	2,750,000	3,121,718
Michigan Finance Authority (Health Revenue)	5.00	2-1-2022	2,540,000	2,489,530
Michigan Finance Authority (Health Revenue)	5.00	11-15-2023	400,000	436,696
Michigan Finance Authority (Health Revenue)	5.00	11-15-2024	425,000	454,393
Michigan Finance Authority (Health Revenue)	5.00	11-15-2025	500,000	527,650
Michigan Finance Authority (Health Revenue)	5.00	11-15-2026	800,000	836,216
Michigan Finance Authority Local Government Loan Program Series C (Health Revenue)	5.00	11-1-2022	1,535,000	1,678,707
Michigan Finance Authority Unemployment Obligation Assessment Series B (Miscellaneous Revenue)	5.00	7-1-2022	8,600,000	9,348,458
Michigan Financing Authority (Miscellaneous Revenue)	5.00	6-1-2020	1,400,000	1,567,300
Michigan Housing Development Authority Limited Greenwood Villa Project (Housing Revenue, AGM Insured)	4.75	9-15-2017	1,665,000	1,746,702
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.50	5-1-2016	100,000	104,035
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2018	1,075,000	1,121,193
Michigan PFOTER Series 4714 (Miscellaneous Revenue, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.48	9-1-2024	10,765,000	10,765,000
Michigan Public Educational Facilities Authority Limited Obligation Chandler Park Academy (Miscellaneous Revenue)	5.60	11-1-2018	1,115,000	1,128,057
Michigan Public Educational Facilities Authority Limited Obligation Nataki Talibah (Miscellaneous Revenue)	6.25	10-1-2023	905,000	863,415
Michigan Strategic Fund Limited Obligation Cadillac Place Office Building Project (Miscellaneous Revenue)	5.25	10-15-2025	4,165,000	4,527,688
Western Townships MI Utilities Authority (GO)	5.00	1-1-2017	1,500,000	1,671,690
Wyandotte MI Series A (Utilities Revenue, AGM Insured)	4.00	10-1-2016	500,000	540,170

				118,830,345

Minnesota: 1.44%
Minneapolis & St. Paul MN Metropolitan Airports Commission Series A (Airport Revenue, Ambac Insured)	5.00	1-1-2024	2,000,000	2,197,320
Minneapolis & St. Paul MN Metropolitan Airports Commission Sub Series B (Airport Revenue, National/FGIC Insured)	5.00	1-1-2018	4,555,000	5,059,876
Minnesota General Fund Revenue Series B (Miscellaneous Revenue)	5.00	3-1-2022	12,500,000	14,902,250
Northern Minnesota Municipal Power Agency Series A (Utilities Revenue, AGM Insured)	5.00	1-1-2016	1,365,000	1,499,917
St. Louis Park MN Nicollett Health Services Series C (Health Revenue)	5.50	7-1-2023	2,500,000	2,701,050
St. Paul MN Housing & RDA Hmong Academy Project Series A (Education Revenue)	5.50	9-1-2018	500,000	512,820
St. Paul MN Port Authority Lease Revenue Freeman Office Building Series 2 (Miscellaneous Revenue)	5.00	12-1-2024	1,295,000	1,452,187

				28,325,420

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Mississippi: 0.16%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (Water & Sewer Revenue, AGM Insured)	6.00%	12-1-2023	$1,145,000	$1,361,932
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (Water & Sewer Revenue, AGM Insured)	6.75	12-1-2026	1,000,000	1,222,770
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (Water & Sewer Revenue, AGM Insured)	6.75	12-1-2029	500,000	599,235

				3,183,937

Missouri: 0.35%
Kansas City MO Municipal Assistance Corporation Series B-1 (Miscellaneous Revenue, Ambac Insured) ¤	0.00	4-15-2022	5,540,000	3,947,915
Manchester MO Highway 141 Manchester Road Project (Tax Revenue)	6.00	11-1-2025	895,000	920,203
Maryland Heights MO South Heights Redevelopment Project A (Tax Revenue)	5.50	9-1-2018	945,000	979,304
Ozark MO COP Community Center Project (Miscellaneous Revenue)	4.50	9-1-2013	145,000	145,666
Ozark MO COP Community Center Project (Miscellaneous Revenue)	4.50	9-1-2014	170,000	174,760
Ozark MO COP Community Center Project (Miscellaneous Revenue)	4.55	9-1-2016	225,000	229,817
St. Louis MO Lambert St. Louis International Airport Series A-1 (Airport Revenue)	6.00	7-1-2019	415,000	497,622

				6,895,287

Nebraska: 0.03%
Municipal Energy Agency of Nebraska Series A (Utilities Revenue, BHAC Insured)	5.00	4-1-2019	500,000	581,575

Nevada: 1.81%
Clark County NV Airport Series C (Airport Revenue, AGM Insured)	5.00	7-1-2023	5,600,000	6,274,016
Clark County NV Airport Series D (Airport Revenue)	5.00	7-1-2024	2,750,000	3,018,428
Clark County NV Las Vegas McCarran International Airport Series A (Airport Revenue)	5.00	7-1-2016	3,000,000	3,328,800
Clark County NV Las Vegas McCarran International Airport Series A-2 (Airport Revenue, Ambac Insured)	5.00	7-1-2027	3,500,000	3,751,965
Clark County NV School District Series A (GO, National/FGIC Insured)	5.00	6-15-2019	7,500,000	8,138,475
Clark County NV Special Improvement District # 121A (Miscellaneous Revenue, Ambac Insured)	4.25	12-1-2013	850,000	859,316
Clark County NV Water Reclamation District Series A (GO)	5.25	7-1-2038	2,880,000	3,234,874
Las Vegas NV New Convention & Visitors Authority Series E (Tax Revenue, AGM Insured)	4.20	7-1-2021	500,000	535,070
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.00	6-1-2019	850,000	847,314
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.00	6-1-2020	720,000	708,854
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.00	6-1-2021	925,000	896,233
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.25	6-1-2024	200,000	189,746
Las Vegas Valley NV Water District Series C (GO)	5.00	6-1-2022	1,000,000	1,148,490
Reno NV Sparks Indian Governmental Colony (Miscellaneous Revenue, U.S. Bank NA LOC)	5.00	6-1-2021	2,580,000	2,684,903

				35,616,484

New Hampshire: 0.15%
New Hampshire HFA (Housing Revenue)	4.80	7-1-2028	2,750,000	2,871,303

New Jersey: 6.81%
Atlantic City NJ (GO)	5.00	11-1-2020	4,025,000	4,466,704
Atlantic City NJ (GO)	5.00	11-1-2021	3,220,000	3,552,723
Burlington County NJ Bridge Commission (Transportation Revenue)	5.00	10-1-2022	2,705,000	3,189,682

14	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
Camden County NJ Import Authority Series A (Miscellaneous Revenue, County Guaranty Insured)	5.00%	9-1-2021	$1,455,000	$1,689,299
Camden County NJ Import Authority Series A (Miscellaneous Revenue, County Guaranty Insured)	5.00	9-1-2022	1,245,000	1,436,879
East Orange NJ Capital Improvement Series A (GO, State Aid Withholding, AGM Insured)	4.00	6-1-2022	1,890,000	1,994,555
East Orange NJ Capital Improvement Series A (GO, State Aid Withholding, AGM Insured)	4.00	6-1-2023	1,965,000	2,043,148
New Jersey EDA (Tobacco Revenue)	5.00	6-15-2018	2,500,000	2,764,675
New Jersey EDA (Tobacco Revenue)	5.00	6-15-2021	2,500,000	2,734,375
New Jersey EDA (Miscellaneous Revenue, National Insured)	5.25	7-1-2026	2,860,000	3,251,019
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.66	3-1-2028	31,000,000	31,609,460
New Jersey EDA Series I (Miscellaneous Revenue) ±	1.61	9-1-2027	8,175,000	8,200,343
New Jersey EDA Series II (Miscellaneous Revenue)	5.00	3-1-2027	10,000,000	10,777,100
New Jersey HEFAR Series A (Education Revenue)	5.00	6-1-2017	2,000,000	2,220,480
New Jersey HEFAR Series A (Education Revenue)	5.00	6-1-2019	9,810,000	10,953,257
New Jersey HEFAR Series A (Education Revenue)	5.00	6-1-2027	45,000	45,018
New Jersey HEFAR Student Loan Series 1A (Education Revenue)	5.00	12-1-2016	2,100,000	2,340,534
New Jersey HEFAR Student Loan Series A (Education Revenue)	5.00	6-1-2016	500,000	547,970
New Jersey Housing & Mortgage Finance Agency Series AA (Housing Revenue)	5.25	10-1-2016	530,000	560,480
New Jersey PFOTER Series 4712 (Transportation Revenue, Dexia Credit Local LIQ) 144Aø	0.48	12-15-2022	5,155,000	5,155,000
New Jersey Sports & Exposition Authority (Miscellaneous Revenue, National Insured)	5.50	3-1-2022	1,755,000	2,005,491
New Jersey Transportation Trust Authority Facilities Center Series A (Transportation Revenue, AGM Insured)	5.50	12-15-2022	8,010,000	9,536,626
New Jersey Transportation Trust Authority Series B (Transportation Revenue)	5.25	12-15-2020	8,305,000	9,781,297
New Jersey Transportation Trust Authority Series B (Miscellaneous Revenue, Ambac Insured)	5.25	12-15-2023	1,010,000	1,170,883
North Hudson NJ Sewerage Authority Series A (Miscellaneous Revenue)	5.00	6-1-2029	3,775,000	3,989,080
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2027	2,500,000	2,701,925
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2028	1,750,000	1,875,335
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2029	1,285,000	1,368,795
Toms River NJ Board of Education (GO)	4.00	7-15-2022	1,000,000	1,089,940
Trenton NJ (GO, State Aid Withholding, AGM Insured)	5.00	7-15-2020	1,000,000	1,148,350

				134,200,423

New Mexico: 0.14%
New Mexico Mortgage Finance Authority SFMR Class I Series A (Housing Revenue, GNMA/FNMA/FHLMC Insured)	4.63	9-1-2025	1,770,000	1,861,828
New Mexico Mortgage Finance Authority SFMR Series B (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.00	3-1-2028	780,000	828,126

				2,689,954

New York: 5.33%
Genesee County NY IDA United Memorial Medical Center Project (Health Revenue)	4.75	12-1-2014	265,000	265,366
Hempstead Village NY Series B (GO)	4.00	7-1-2020	200,000	218,776
Metropolitan Transportation Authority New York Series A (Transportation Revenue)	5.00	11-15-2020	5,000,000	5,462,950

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
Metropolitan Transportation Authority New York Series D-1 (Transportation Revenue)	5.00%	11-1-2028	$1,000,000	$1,077,260
Monroe County NY Development Corporation (Education Revenue)	5.00	6-1-2020	2,125,000	2,351,589
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue (Water & Sewer Revenue)	5.00	6-15-2036	1,350,000	1,398,776
New York City NY Transitional Finance Authority Revenue Sub Series I (Tax Revenue)	5.00	5-1-2023	2,555,000	3,012,294
New York City NY Transitional Finance Authority Revenue Sub Series I (Tax Revenue)	5.00	5-1-2024	4,000,000	4,713,360
New York Dormitory Authority Interagency Council Pooled Loan Series A-1 (Miscellaneous Revenue, State Aid Withholding)	4.00	7-1-2019	740,000	794,316
New York Dormitory Authority Iona College Series A (Education Revenue)	5.00	7-1-2032	1,500,000	1,485,480
New York Dormitory Authority Mount Sinai School Medical Project Series A (Education Revenue, National/FHA Insured)	5.15	7-1-2024	2,900,000	3,165,408
New York Dormitory Authority Mount Sinai School of Medicine (Education Revenue, GO of Institution Insured)	5.50	7-1-2022	2,000,000	2,249,060
New York Dormitory Authority North Shore Jewish Series B (Health Revenue) ±	0.91	5-1-2018	1,685,000	1,673,357
New York Dormitory Authority Series A (Tax Revenue)	4.00	12-15-2022	6,500,000	7,052,955
New York Dormitory Authority Series A (Tax Revenue)	5.00	2-15-2024	1,550,000	1,813,981
New York Dormitory Authority Series A (Education Revenue)	5.00	7-1-2027	1,585,000	1,737,810
New York Dormitory Authority United Health Hospitals (Health Revenue, FHA Insured)	4.50	8-1-2018	1,500,000	1,606,620
New York NY Adjusted Sub Series H1 (GO, Dexia Credit Local LOC) ø	0.38	1-1-2036	9,645,000	9,645,000
New York NY City Transitional Prerefunded Balance Future Tax Sub Series A-1 (Tax Revenue)	5.00	5-1-2023	65,000	77,120
New York NY City Transitional Unrefunded Balance Future Tax Sub Series A-1 (Tax Revenue)	5.00	5-1-2023	2,810,000	3,260,696
New York NY IDAG 2006 Project Samaritan AIDS Services (Miscellaneous Revenue, Citibank NA LOC)	4.50	11-1-2015	275,000	296,662
New York NY Sub Series J-4 (GO) ±	0.61	8-1-2025	10,000,000	10,143,100
New York NY Trust for Cultural Resources Series A-1 (Miscellaneous Revenue)	5.00	7-1-2031	2,475,000	2,609,516
New York Urban Development Corporation COP James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	10,000,000	10,048,900
New York Urban Development Corporation Series D (Miscellaneous Revenue, AGM Insured)	5.50	1-1-2019	3,000,000	3,539,940
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2020	1,160,000	1,283,354
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2022	1,350,000	1,478,439
Port Authority New York & New Jersey Special Obligation (Airport Revenue)	5.00	12-1-2020	5,000,000	5,466,000
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B (Tobacco Revenue)	4.00	6-1-2022	420,000	422,528
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B (Tobacco Revenue)	5.00	6-1-2023	500,000	532,060
Triborough NY Bridge & Tunnel Authority Series B (Transportation Revenue)	5.00	11-15-2022	2,470,000	2,924,776
Triborough NY Bridge & Tunnel Authority Series B (Transportation Revenue)	5.00	11-15-2023	8,000,000	9,342,320
Troy NY Capital Resource Corporation Rensselaer Polytechnic Series B (Education Revenue)	5.00	9-1-2020	1,430,000	1,662,733
Upper Mohawk Valley NY Regional Water Finance Authority Series A (Water & Sewer Revenue, AGM Insured)	5.00	4-1-2018	1,000,000	1,088,770
Yonkers NY (GO, AGM Insured)	5.00	10-1-2024	1,000,000	1,090,230

				104,991,502

North Carolina: 0.56%
Craven County NC COP (Miscellaneous Revenue, National Insured)	5.00	6-1-2023	4,400,000	5,044,424
Nash NC Health Care System (Health Revenue, AGM Insured)	5.00	11-1-2014	1,600,000	1,687,840

16	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

North Carolina (continued)
Onslow County NC Limited Obligation Series A (Miscellaneous Revenue)	4.00%	6-1-2022	$1,115,000	$1,199,026
Pitt County NC COP School Facilities Project (Miscellaneous Revenue, National Insured)	5.00	4-1-2023	2,755,000	3,072,321

				11,003,611

North Dakota: 0.08%
North Dakota Housing Finance Agency Series D (Housing Revenue)	4.50	1-1-2029	1,435,000	1,510,854

Ohio: 0.92%
Akron Bath Copley OH Joint Township Akron General Health Systems Series A (Health Revenue)	5.00	1-1-2014	930,000	945,131
American Municipal Power Ohio Incorporated Hydroelectric Project Series C (Utilities Revenue)	5.25	2-15-2019	2,570,000	2,936,097
Cleveland OH (GO)	5.00	12-1-2029	1,305,000	1,378,237
Cleveland OH Airport System Authority Series A (Airport Revenue, AGM Insured)	5.00	1-1-2027	2,780,000	2,964,342
Kent University Ohio General Receipts Series B (Education Revenue, AGM Insured)	5.00	5-1-2018	1,165,000	1,328,030
Ohio Building Authority (Miscellaneous Revenue)	5.00	10-1-2024	1,000,000	1,102,190
Ohio Higher Educational Facility (Education Revenue)	5.00	12-1-2020	1,200,000	1,398,936
River South Authority Ohio Revenue Lazarus Building Redevelopment Series A (Miscellaneous Revenue)	5.75	12-1-2027	950,000	932,083
Summit County OH Port Authority (Education Revenue)	5.25	1-1-2024	1,000,000	1,102,870
Summit County OH Various Purposes (GO)	4.00	12-1-2023	1,345,000	1,448,162
University of Cincinnati OH Receipts Series C (Education Revenue)	4.00	6-1-2022	1,385,000	1,508,597
University of Cincinnati OH Receipts Series C (Education Revenue)	5.00	6-1-2021	1,000,000	1,173,360

				18,218,035

Oklahoma: 0.81%
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2018	1,275,000	1,343,876
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2019	1,325,000	1,388,481
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2020	1,375,000	1,431,815
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2021	1,430,000	1,469,296
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2022	2,895,000	2,948,702
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2023	2,010,000	2,032,050
McGee Creek OK Authority (Water & Sewer Revenue, National Insured)	6.00	1-1-2023	1,970,000	2,217,353
Oklahoma Development Finance Authority (Miscellaneous Revenue)	4.00	6-1-2023	1,270,000	1,360,081
Tulsa County OK Education Facilities Authority (Miscellaneous Revenue)	4.00	9-1-2022	1,750,000	1,827,875

				16,019,529

Oregon: 0.16%
Medford Oregon Hospital Facilities Authority Revenue (Health Revenue)	5.00	10-1-2019	555,000	612,221
Medford Oregon Hospital Facilities Authority Revenue (Health Revenue)	5.00	10-1-2020	1,155,000	1,270,962
Medford Oregon Hospital Facilities Authority Revenue (Health Revenue)	5.00	10-1-2021	1,195,000	1,312,421

				3,195,604

Pennsylvania: 6.50%
Adams County PA IDA Gettysburg College Project (Education Revenue)	5.00	8-15-2024	1,500,000	1,638,885
Adams County PA IDA Gettysburg College Project (Education Revenue)	5.00	8-15-2025	1,500,000	1,627,680
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue)	1.56	11-1-2039	10,000,000	10,252,600
Bucks County PA Water & Sewer Authority (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2026	2,400,000	2,631,744

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Chester County PA Avon Grove Charter School Project Series A (Education Revenue)	5.65%	12-15-2017	$595,000	$620,966
Chester County PA IDA Renaissance Academy Project Series A (Education Revenue)	5.63	10-1-2015	235,000	235,002
Crawford PA Central School District (GO, State Aid Withholding)	5.00	2-1-2018	1,175,000	1,333,884
Dauphin County PA General Authority Office & Parking Riverfront Office Project (Miscellaneous Revenue)	6.00	1-1-2025	2,190,000	2,191,818
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.10	7-1-2013	465,000	465,223
Delaware Valley PA Regional Financial Authority Local Government Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	5,725,000	6,081,782
Harrisburg PA Authority Resource Recovery Facility Series D-1 (Resource Recovery Revenue, AGM Insured) ±	5.25	12-1-2033	5,000,000	5,003,100
Harrisburg PA Authority Resources Guaranteed Sub Series D2 (Resource Recovery Revenue, AGM Insured) ±	5.00	12-1-2033	3,975,000	3,969,952
Hempfield Pennsylvania Area School District (GO, State Aid Withholding, AGM Insured)	5.25	3-15-2025	3,575,000	4,008,934
Johnstown PA School District (GO, State Aid Withholding, AGM Insured)	5.00	8-1-2024	2,730,000	3,012,937
Lycoming County PA College Authority (Education Revenue)	5.50	7-1-2026	4,000,000	4,440,960
Millcreek Richland Joint Authority Pennsylvania Series B (Water & Sewer Revenue, Radian Insured)	4.70	8-1-2017	565,000	618,347
Northampton County PA General Purpose Hospital Authority St. Luke’s Hospital Project Series C (Health Revenue) ±	4.50	8-15-2032	1,170,000	1,253,351
Pennsylvania HEFAR Widener University (Education Revenue)	5.40	7-15-2036	1,295,000	1,298,911
Pennsylvania Higher Educational Facilities Series LL1 (Education Revenue)	5.00	11-1-2019	880,000	944,610
Pennsylvania Higher Educational Facilities Series LL1 (Education Revenue)	5.00	11-1-2020	590,000	627,955
Pennsylvania Higher Educational Facilities Series LL1 (Education Revenue)	5.00	11-1-2022	1,310,000	1,366,540
Pennsylvania Higher Educational Facilities Series LL1 (Education Revenue)	5.00	11-1-2027	1,250,000	1,248,650
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	2.00	5-15-2016	800,000	810,688
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	4.00	5-15-2021	500,000	533,345
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	4.00	5-15-2022	1,000,000	1,045,780
Pennsylvania Public School Building Authority (Miscellaneous Revenue, State Aid Withholding)	5.00	4-1-2018	3,000,000	3,339,450
Pennsylvania Public School Building Authority (Miscellaneous Revenue, State Aid Withholding)	5.00	4-1-2019	1,500,000	1,679,850
Pennsylvania Public School Building Authority (Miscellaneous Revenue, State Aid Withholding)	5.00	4-1-2020	2,000,000	2,241,340
Pennsylvania Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue, State Aid Withholding)	5.00	4-1-2024	1,000,000	1,085,530
Pennsylvania Turnpike Commission Series C (Transportation Revenue) ±	1.11	12-1-2014	5,000,000	5,030,500
Pennsylvania Turnpike Commission Sub Series B (Transportation Revenue)	5.00	6-1-2017	325,000	367,153
Philadelphia PA IDA First Philadelphia Charter High Series A (Education Revenue)	5.30	8-15-2017	815,000	844,250
Philadelphia PA Authority for Industrial Development (Education Revenue)	7.00	5-1-2026	740,000	759,166
Philadelphia PA Gas Works 1998 General Ordinance Series A (Utilities Revenue)	5.00	8-1-2015	1,000,000	1,066,470
Philadelphia PA Gas Works 1998 General Ordinance Series A (Utilities Revenue)	5.00	8-1-2016	1,000,000	1,087,210
Philadelphia PA Gas Works 1998 General Ordinance Series A (Utilities Revenue)	5.25	8-1-2017	1,225,000	1,356,320
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Education Revenue)	5.00	5-1-2016	275,000	276,282
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Education Revenue)	6.25	5-1-2021	285,000	288,845
Philadelphia PA IDR Master Charter School (Education Revenue)	5.00	8-1-2020	765,000	787,514
Philadelphia PA School District (GO, State Aid Withholding)	5.00	9-1-2021	2,200,000	2,485,560
Philadelphia PA School District Refunding Bond Series C (GO, State Aid Withholding)	5.00	9-1-2018	8,065,000	9,129,741
Philadelphia PA Series A (GO)	5.00	9-15-2021	7,000,000	7,925,680

18	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Philadelphia PA Water & Wastewater Series A (Water & Sewer Revenue)	5.00%	11-1-2028	$2,000,000	$2,175,660
Pittsburgh PA Series A (GO)	4.00	9-1-2022	1,000,000	1,048,790
Pittsburgh PA Series A (GO)	5.00	9-1-2022	2,060,000	2,342,756
Pittsburgh PA Series A (GO)	5.00	9-1-2023	3,810,000	4,295,356
Pittsburgh PA Series A (GO)	5.00	9-1-2026	1,650,000	1,793,187
Pocono Mountain Pennsylvania School District Series B (GO, State Aid Withholding, AGM Insured)	4.00	6-15-2021	6,145,000	6,553,397
Pocono Mountain Pennsylvania School District Series B (GO, State Aid Withholding, AGM Insured)	4.00	6-15-2022	6,355,000	6,640,212
Pocono Mountain Pennsylvania School District Series B (GO, State Aid Withholding, AGM Insured)	4.00	6-15-2023	2,590,000	2,674,900
Reading PA School District (GO, State Aid Withholding)	5.00	4-1-2021	3,120,000	3,510,499

				128,049,262

Puerto Rico: 1.84%
Puerto Rico Electric Power Authority Series ZZ (Utilities Revenue)	5.25	7-1-2019	3,075,000	3,161,900
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue, HUD Insured)	5.50	12-1-2017	2,000,000	2,245,340
Puerto Rico Highway Transportation (Tax Revenue, AGM Insured)	4.95	7-1-2026	2,940,000	2,914,981
Puerto Rico PFOTER Series 4147 (Utilities Revenue, Dexia Credit Local LOC, FSA/FGIC Insured) ø	0.56	7-1-2033	27,885,000	27,885,000

				36,207,221

Rhode Island: 0.98%
Providence RI Series A (GO, AGM Insured)	4.00	1-15-2018	2,115,000	2,246,151
Rhode Island & Providence Plantations Series A (Miscellaneous Revenue)	5.00	10-1-2023	1,700,000	1,933,019
Rhode Island & Providence Plantations Series B (Miscellaneous Revenue)	5.00	10-1-2023	1,500,000	1,705,605
Rhode Island & Providence Plantations Series E (Miscellaneous Revenue)	4.00	10-1-2023	1,515,000	1,584,417
Rhode Island Health & Educational Building Corporation (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2020	3,015,000	3,166,564
Rhode Island Health & Educational Building Corporation (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2021	2,670,000	2,783,822
Rhode Island Health & Educational Building Corporation Providence Public Schools Financing Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2015	2,060,000	2,186,690
Rhode Island Health & Educational Building Corporation Providence Public Schools Financing Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2022	2,425,000	2,574,065
Rhode Island State & Providence Plantations Series B (Miscellaneous Revenue)	4.00	10-15-2023	1,000,000	1,074,790

				19,255,123

South Carolina: 1.03%
Berkeley County SC Pollution Control Facilities Generating Company Project (Utilities Revenue)	4.88	10-1-2014	1,000,000	1,038,100
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2014	22,075	19,780
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2015	23,869	18,551
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2016	26,606	19,448
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2017	35,996	24,042
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2018	39,781	22,505
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2019	43,307	21,642
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2020	47,106	21,845
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2021	55,876	24,377

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	19

Security name	Interest rate	Maturity date	Principal	Value

South Carolina (continued)
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00%	1-1-2022	$59,087	$23,077
Connector 2000 Association Incorporated CAB Series A1 (Transportation Revenue) ¤	0.00	1-1-2032	1,100,104	141,781
Connector 2000 Association Incorporated CAB Series A1 (Transportation Revenue) ¤	0.00	1-1-2042	1,847,359	114,776
Connector 2000 Association Incorporated CAB Series A1 (Transportation Revenue) ¤	0.00	7-22-2051	2,460,735	26,305
Connector 2000 Association Incorporated CAB Series B1 (Transportation Revenue) ¤	0.00	1-1-2032	521,353	7,507
Connector 2000 Association Incorporated CAB Series B1 (Transportation Revenue) ¤	0.00	7-22-2051	1,669,013	6,760
Lee County SC School Facilities Incorporated Series 2006 (Miscellaneous Revenue, Radian Insured)	6.00	12-1-2016	740,000	828,926
McCormick County SC Health Care Center Project Prerefunded Balance (Health Revenue)	8.00	3-1-2019	1,015,000	1,092,729
Piedmont SC Municipal Power Agency Series A-3 (Utilities Revenue)	5.25	1-1-2019	3,500,000	3,971,870
South Carolina Education Assistance Authority Student Loan Series I (Education Revenue)	5.00	10-1-2024	2,750,000	2,879,030
South Carolina Jobs EDA Improvement Palmetto Health Project (Health Revenue) ±	0.81	8-1-2039	1,975,000	1,973,381
South Carolina Transportation Infrastructure Series A (Miscellaneous Revenue, Syncora Guarantee Incorporated Insured)	5.00	10-1-2022	6,450,000	6,965,678
South Carolina Transportation Infrastructure Series A (Miscellaneous Revenue, Ambac Insured)	5.25	10-1-2022	1,000,000	1,062,120

				20,304,230

South Dakota: 0.07%
Lower Brule Sioux Tribe South Dakota Series B (GO)	5.25	5-1-2015	500,000	470,350
Rapid City SD Airport Project (Airport Revenue)	6.25	12-1-2026	920,000	997,630

				1,467,980

Tennessee: 1.65%
Shelby County TN Health Educational & Housing Facilities Board Le Bonheur Children’s Medical Center Series D (Health Revenue, National Insured)	5.50	8-15-2019	635,000	718,376
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2024	1,750,000	1,848,402
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2016	2,000,000	2,130,500
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	2,140,000	2,327,657
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2018	1,400,000	1,529,038
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2021	4,060,000	4,381,958
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2015	1,210,000	1,264,716
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2016	1,820,000	1,938,300
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2018	1,465,000	1,573,557
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2019	8,030,000	8,615,789
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2027	6,160,000	6,159,692

				32,487,985

Texas: 6.52%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, National Insured)	5.00	8-15-2034	1,750,000	1,758,995
Austin TX Electric Utilities Systems (Utilities Revenue)	5.00	11-15-2024	1,370,000	1,538,592
Austin TX Refunding Revenue Bond (Utilities Revenue, AGM/National Insured)	5.25	5-15-2025	2,500,000	2,843,625
Austin TX Refunding Revenue Bond (Utilities Revenue, National Insured)	5.25	5-15-2025	1,400,000	1,606,192
Central Texas Regional Mobility Authority (Transportation Revenue)	5.75	1-1-2019	1,310,000	1,492,365
Dallas Fort Worth TX International Airport Series A (Airport Revenue)	5.00	11-1-2022	1,230,000	1,346,961
Dallas Fort Worth TX International Airport Series A (Airport Revenue)	5.00	11-1-2032	3,000,000	3,108,570

20	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Dallas Fort Worth TX International Airport Series B (Airport Revenue)	5.00%	11-1-2035	$5,000,000	$5,141,950
Eagle Pass TX International Bridges (Miscellaneous Revenue, Ambac Insured)	5.25	2-15-2014	575,000	585,413
Galveston TX Wharves & Terminal (Airport Revenue)	5.00	2-1-2026	2,000,000	2,089,340
Gulf Coast Texas Waste Disposal Authority (Water & Sewer Revenue, AGM Insured)	5.00	10-1-2018	1,000,000	1,149,410
Gulf Coast Texas Waste Disposal Authority (Water & Sewer Revenue, AGM Insured)	5.00	10-1-2020	1,305,000	1,509,024
Gulf Coast Texas Waste Disposal Authority (Water & Sewer Revenue, AGM Insured)	5.00	10-1-2022	1,630,000	1,856,407
Harris County TX Flood Control District (GO)	5.00	10-1-2023	530,000	602,552
Harris County TX Toll Road Project Series C (GO, AGM Insured)	5.25	8-15-2027	4,000,000	4,631,920
Houston TX Airport Senior Lien Series A (Airport Revenue)	5.00	7-1-2025	1,000,000	1,081,720
Houston TX Higher Education Financial Corporation Series A (Education Revenue)	4.00	2-15-2022	1,050,000	1,038,629
Houston TX Utilities Systems Series A (Water & Sewer Revenue)	5.25	11-15-2031	3,000,000	3,306,960
Houston TX Utility System First Lien Series B (Water & Sewer Revenue)	5.00	11-15-2023	1,515,000	1,757,491
Lubbock TX Electric Light & Power System Revenue (Utilities Revenue)	4.00	4-15-2014	20,000	20,568
Midtown TX RDA (Tax Revenue, Ambac Insured)	5.00	1-1-2020	1,495,000	1,548,177
North Texas Health Facilities Development Corporation United Regional Health Care System (Health Revenue, AGM Insured)	5.00	9-1-2016	1,135,000	1,254,697
North Texas Higher Education Authority Incoming Student Loan Series A-2 (Education Revenue) ±	1.18	7-1-2030	10,115,000	10,131,083
Round Rock TX Transportation Systems Development Corporation (Tax Revenue, National Insured)	4.50	8-15-2020	1,000,000	1,036,380
SA Energy Acquisition Public Facility Corporation Texas (Utilities Revenue)	5.25	8-1-2016	1,070,000	1,161,474
Texas Municipal Gas Acquisition & Supply Corporation II Series A (Utilities Revenue) ±	0.88	9-15-2017	5,220,000	5,188,106
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2021	3,945,000	4,246,832
Texas Municipal Gas Acquisition & Supply Corporation III Series 2012 (Utilities Revenue)	5.00	12-15-2023	7,925,000	8,271,006
Texas Municipal Gas Acquisition & Supply Corporation III Series 2012 (Utilities Revenue)	5.00	12-15-2030	3,000,000	2,999,940
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.25	12-15-2019	2,815,000	3,086,169
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	8,085,000	8,039,967
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue)	5.00	12-15-2022	8,000,000	8,625,040
Texas PFA Charter School Revenue Kipp Incorporated Series A (Education Revenue, ACA Insured)	4.50	2-15-2016	855,000	863,892
Texas PFA Cosmos Foundation Series A (Education Revenue)	5.00	2-15-2018	645,000	663,899
Texas Private Activity Surface Transportation Corporation Project (Transportation Revenue)	7.50	6-30-2032	2,000,000	2,432,180
Texas Private Activity Surface Transportation Corporation Project (Transportation Revenue)	7.50	6-30-2033	2,000,000	2,425,360
Texas Private Activity Surface Transportation Corporation Senior Lien Note Mobility (Transportation Revenue)	7.50	12-31-2031	3,500,000	4,208,925
Texas SA Energy Acquisition Public Facility Corporation (Utilities Revenue)	5.25	8-1-2015	1,265,000	1,351,374
Texas SA Energy Acquisition Public Facility Corporation Gas Supply (Utilities Revenue)	5.50	8-1-2019	1,450,000	1,623,391
Texas Woman’s University Financing System (Education Revenue)	4.00	7-1-2020	1,555,000	1,695,245
Texas Woman’s University Financing System (Education Revenue)	4.00	7-1-2022	1,670,000	1,770,434
Tomball TX Independent School District Refunding Balance School Building (GO, Permanent School Fund Insured) ¤	0.00	2-15-2015	825,000	815,207
University of Houston Texas (Education Revenue)	5.00	2-15-2024	2,700,000	3,024,351
University of Houston Texas Series A (Education Revenue)	5.00	2-15-2026	4,655,000	5,157,507
University of Houston Texas Series B (Education Revenue)	5.25	7-1-2026	5,200,000	6,256,328

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Waco TX Health Facilities Development Corporation Hillcrest System Project Series A (Health Revenue, National/FHA Insured)	5.00%	8-1-2016	$920,000	$1,032,737
West Harris County TX Regional water Authority Water System Revenue (Water & Sewer Revenue)	4.00	12-15-2022	1,000,000	1,051,710

				128,428,095

Utah: 0.28%
Intermountain Power Agency Utah Series A (Utilities Revenue, AGM Insured)	5.00	7-1-2018	3,700,000	3,701,443
Utah County UT Lakeview Academy Series A (Education Revenue)	5.35	7-15-2017	550,000	571,384
Utah County UT Lincoln Academy Series A (Education Revenue) 144A	5.45	6-15-2017	250,000	253,100
West Valley City UT Charter School Monticello Academy (Education Revenue) 144A	6.38	6-1-2037	940,000	913,022

				5,438,949

Virgin Islands: 0.85%
Virgin Islands PFA (Tax Revenue)	5.25	10-1-2029	2,040,000	2,113,256
Virgin Islands PFA (Miscellaneous Revenue)	6.75	10-1-2019	3,000,000	3,366,090
Virgin Islands PFA Matching Fund Loan Notes Series A (Miscellaneous Revenue)	6.00	10-1-2014	500,000	522,065
Virgin Islands PFA Matching Fund Loan Senior Lien Series 2010A (Tax Revenue)	5.00	10-1-2025	5,000,000	5,379,650
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2017	5,000,000	5,426,450

				16,807,511

Virginia: 0.29%
Fairfax County VA EDA Route 28 Project (Tax Revenue)	4.00	4-1-2022	860,000	931,311
Marquis VA CDA CAB Series C (Tax Revenue) ¤	0.00	9-1-2041	1,772,000	162,085
Marquis VA CDA Series B (Tax Revenue)	5.63	9-1-2041	1,274,000	1,030,564
Reynolds Crossing CDA VA Reynolds Crossing Project (Miscellaneous Revenue)	5.10	3-1-2021	354,000	358,850
Virginia Port Authority Commonwealth Project (Airport Revenue)	5.00	7-1-2030	2,000,000	2,189,620
Virginia State College Building Authority Regent University Project (Education Revenue)	5.00	6-1-2015	210,000	223,927
Watkins Centre VA CDA (Miscellaneous Revenue)	5.40	3-1-2020	899,000	880,220

				5,776,577

Washington: 0.91%
Goat Hill Properties WA Government Office Building Project (Miscellaneous Revenue, National Insured)	5.00	12-1-2021	1,410,000	1,494,022
Grant County WA Public Utility District # 2 Priest Rapids Series A (Utilities Revenue, National/FGIC Insured)	5.00	1-1-2023	345,000	375,060
King County Washington School District #403 (GO)	5.00	12-1-2021	1,475,000	1,754,867
King County Washington Sewer Revenue Series A (Water & Sewer Revenue)	5.00	1-1-2032	2,150,000	2,331,052
Skagit County WA Public Hospital District #1 (GO)	5.00	12-1-2023	3,930,000	4,471,475
Spokane WA Public Facilities District Series B (Tax Revenue)	5.00	12-1-2022	1,200,000	1,361,964
TES Properties Washington (Miscellaneous Revenue)	5.00	12-1-2024	1,480,000	1,603,314
TES Properties Washington (Miscellaneous Revenue)	5.50	12-1-2029	1,400,000	1,508,990
Washington HEFAR Pacific Lutheran University (Education Revenue, Radian Insured)	5.00	11-1-2013	800,000	810,576
Washington HEFAR Pacific Lutheran University (Education Revenue, Radian Insured)	5.00	11-1-2014	1,105,000	1,158,239
Washington HEFAR Whitworth University Project (Education Revenue, U.S. Bank NA Insured)	5.00	10-1-2015	1,010,000	1,081,710

				17,951,269

West Virginia: 0.34%
West Virginia EDA PCR Appalachian Power Company Amos Series C (Utilities Revenue) ±	4.85	5-1-2019	2,000,000	2,014,740
West Virginia School Building Authority (Miscellaneous Revenue)	5.25	7-1-2020	1,100,000	1,261,667
West Virginia School Building Authority Series A (Miscellaneous Revenue)	5.00	7-1-2022	500,000	579,720

22	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

West Virginia (continued)
West Virginia School Building Authority Series A (Miscellaneous Revenue)	5.00%	7-1-2024	$1,150,000	$1,314,439
West Virginia School Building Authority Series A (Miscellaneous Revenue)	5.00	7-1-2028	1,500,000	1,642,155

				6,812,721

Wisconsin: 0.81%
Kenosha WI Unified School District #1 Series A (GO)	4.50	4-1-2015	1,620,000	1,720,408
Milwaukee County WI Series A (Airport Revenue)	5.00	12-1-2021	1,315,000	1,494,958
Public Finance Authority Wisconsin Charter School Voyager Foundation Incorporate Project Series A (Education Revenue)	6.00	10-1-2032	1,475,000	1,389,834
Wisconsin HEFA (Health Revenue, Ambac Insured)	5.50	2-15-2019	1,000,000	1,079,330
Wisconsin HEFA Bell Tower Residence Project (Health Revenue, Allied Irish Bank plc LOC)	4.75	7-1-2015	890,000	890,320
Wisconsin HEFA Mercy Alliance Incorporated Project Series A (Health Revenue)	5.00	6-1-2019	2,545,000	2,668,865
Wisconsin HEFA Series A (Health Revenue)	5.00	7-15-2021	3,500,000	3,946,740
Wisconsin HEFA Series M (Health Revenue, National Insured) ±(m)(n)	0.28	6-1-2019	2,650,000	2,557,250
Wisconsin Housing & EDA Series E (Housing Revenue, GO of Authority Insured)	4.15	5-1-2015	210,000	220,725

				15,968,430

Total Municipal Obligations (Cost $1,925,684,740)				1,955,088,905

	Yield		Shares
Short-Term Investments: 0.08%

Investment Companies: 0.08%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (u)(l)##	0.01		1,548,567	1,548,567

Total Short-Term Investments (Cost $1,548,567)				1,548,567

Total investments in securities
(Cost $1,927,233,307) *	99.27%	1,956,637,472
Other assets and liabilities, net	0.73	14,420,512

Total net assets	100.00%	$1,971,057,984

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	Security issued in zero coupon form with no periodic interest payments.

##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

*	Cost for federal income tax purposes is $1,927,245,554 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$59,237,405
Gross unrealized depreciation	(29,845,487)

Net unrealized appreciation	$29,391,918

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	1

Security name			Shares	Value

Investment Companies: 1.11%
iShares National AMT-Free Municipal Bond Fund			335,000	$35,188,400

Total Investment Companies (Cost $35,958,833)				35,188,400

	Interest rate	Maturity date	Principal

Municipal Obligations: 99.26%

Alabama: 0.12%
Jefferson County AL Limited Obligation School District Series A (Tax Revenue)	5.25%	1-1-2020	$3,000,000	2,993,130
Jefferson County AL Limited Obligation Series A (Tax Revenue, AGM Insured)	5.25	1-1-2018	775,000	775,357

				3,768,487

Alaska: 0.10%
Alaska Industrial Development & Export Authority Lake Dorothy Hydro-Electric Project (Utilities Revenue, Ambac Insured)	5.25	12-1-2021	3,000,000	3,009,480

Arizona: 0.52%
Arizona School Facilities Board Revenue Refunding State School Trust (Miscellaneous Revenue, Ambac Insured)	5.00	7-1-2017	1,865,000	2,070,019
Arizona School Facilities Board State School Trust (Miscellaneous Revenue, Ambac Insured)	5.00	7-1-2018	190,000	213,138
Pima County AZ IDA Acclaim Charter School Project (Education Revenue)	5.60	12-1-2016	475,000	482,624
Pima County AZ IDA Global Water Resources LLC Project (Water & Sewer Revenue)	5.45	12-1-2017	100,000	101,221
Pima County AZ IDA Series A (Education Revenue)	7.75	7-1-2035	7,515,000	7,917,128
Salt Verde AZ Financial Corporation (Utilities Revenue)	5.00	12-1-2032	75,000	75,462
Salt Verde AZ Financial Corporation (Utilities Revenue)	5.00	12-1-2037	1,575,000	1,557,423
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.25	12-1-2020	1,000,000	1,055,280
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.38	12-1-2021	1,000,000	1,050,740
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.50	12-1-2022	1,000,000	1,045,880
Verrado AZ Community Facilities District #1 (GO)	6.00	7-15-2013	730,000	731,015

				16,299,930

California: 15.73%
Access to Loans for Learning Student Loan Corporation California Student Loan Program Series D2 (Education Revenue, Guaranteed Student Loans)	7.85	7-1-2025	2,500,000	1,830,676
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2018	9,895,000	8,342,376
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	12,000,000	9,514,800
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2020	10,115,000	7,559,546
Alameda County CA COP (Miscellaneous Revenue, National Insured) ¤	0.00	6-15-2019	1,400,000	1,039,164
Alhambra CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2031	2,175,000	806,425
Alhambra CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2032	3,795,000	1,324,607
Alhambra CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2034	5,000,000	1,536,250
Alhambra CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2035	6,700,000	1,940,990
Alhambra CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	8-1-2031	7,500,000	2,885,550
Bass Lake CA Unified Elementary School District CAB (GO, AGM Insured) ¤	0.00	8-1-2037	1,305,000	333,806
Bass Lake CA Unified Elementary School District CAB (GO, AGM Insured) ¤	0.00	8-1-2038	1,900,000	459,268
Bass Lake CA Unified Elementary School District CAB (GO, AGM Insured) ¤	0.00	8-1-2039	2,005,000	457,982

2	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations Odd Fellows Home Project Series A (Health Revenue, California Mortgages Insured)	5.00%	4-1-2024	$1,000,000	$1,090,000
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations Odd Fellows Home Project Series A (Health Revenue)	5.00	4-1-2032	2,295,000	2,348,221
California County CA Tobacco Securitization Agency Golden Gate Tobacco Turbo Series A (Tobacco Revenue)	4.50	6-1-2021	1,455,000	1,450,155
California Foothill/Eastern Transportation Corridor Agency (Transportation Revenue, National Insured) ¤	0.00	1-15-2018	2,300,000	1,767,343
California HFFA Community Program for Persons with Developmental Disabilities Series A (Miscellaneous Revenue, California Mortgages Insured)	6.25	2-1-2026	2,400,000	2,749,872
California HFFA Providence Health Services Series C (Health Revenue) 144A(h)	6.50	10-1-2016	10,050,000	11,674,482
California Public Works Board Judicial Council Project Series A (Miscellaneous Revenue)	5.00	3-1-2031	3,260,000	3,412,568
California Public Works Board Judicial Council Project Series A (Miscellaneous Revenue)	5.00	3-1-2032	3,330,000	3,472,524
California Public Works Department of General Services Buildings 8 & 9A (Miscellaneous Revenue)	6.25	4-1-2034	4,000,000	4,630,440
California Statewide CDA Catholic Health Care West Series D (Health Revenue)	5.50	7-1-2031	1,690,000	1,799,918
California Statewide CDA School Facility Aspire Public Schools (Education Revenue)	5.00	7-1-2020	1,000,000	1,020,240
California Statewide CDA Sutter Health Series A (Health Revenue)	6.00	8-15-2042	4,900,000	5,614,028
California Various Purposes (GO)	5.25	4-1-2035	5,000,000	5,320,750
California Various Purposes (GO)	5.00	2-1-2038	17,000,000	17,763,300
California Various Purposes (GO)	6.50	4-1-2033	19,125,000	22,908,116
Cerritos CA Community College District CAB Election of 2004 Series D (GO) ¤	0.00	8-1-2024	750,000	471,480
Cerritos CA Community College District CAB Election of 2004 Series D (GO) ¤	0.00	8-1-2027	1,000,000	509,710
Cerritos CA Community College District CAB Election of 2004 Series D (GO) ¤	0.00	8-1-2028	1,040,000	488,509
Clovis CA Unified School District CAB Election of 2001 Series B (GO, National/FGIC Insured) ¤	0.00	8-1-2025	535,000	314,248
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	8-1-2031	1,000,000	375,370
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	8-1-2032	1,000,000	352,950
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	8-1-2033	1,000,000	327,100
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	8-1-2037	15,000,000	3,827,850
Compton CA Community College District CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2032	2,515,000	822,631
Compton CA Community College District CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2033	2,000,000	605,060
Compton CA Community College District CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2036	510,000	125,970
Compton CA Unified School District CAB Election of 2002 Series D (GO, Ambac Insured) ¤	0.00	6-1-2018	7,295,000	6,162,597
Corona-Norca CA Unified School District CAB Election of 2006 Series C (GO, AGM Insured) ±	0.00	8-1-2039	2,920,000	2,659,828
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2028	1,165,000	541,469
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2029	1,500,000	654,120
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2030	2,000,000	818,360
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2031	2,000,000	776,280
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2032	1,660,000	604,456
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2033	1,230,000	418,877
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2034	1,615,000	516,816
Escondido CA Unified School District CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2027	1,000,000	509,710

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	3

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Escondido CA Unified School District CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00%	8-1-2029	$5,340,000	$2,356,061
Foothill CA Eastern Transportation Corridor Agency (Transportation Revenue, National Insured) ¤	0.00	1-15-2031	12,150,000	3,904,646
Foothill CA Eastern Transportation Corridor Agency (Transportation Revenue) ¤	0.00	1-15-2032	30,000,000	9,156,300
Foothill CA Eastern Transportation Corridor Agency (Transportation Revenue) ¤	0.00	1-15-2034	10,000,000	2,922,000
Foothill CA Eastern Transportation Corridor Agency (Transportation Revenue) ¤	0.00	1-15-2036	10,000,000	2,586,400
Gilroy CA Unified School District CAB Series A (GO, AGM Insured) ¤	0.00	8-1-2032	6,470,000	3,071,827
Gilroy CA Unified School District CAB Series A (GO, AGM Insured) ¤	0.00	8-1-2032	3,330,000	1,188,477
Golden State Tobacco Securitization Corporation California Tobacco Settlement Revenue Series A (Tobacco Revenue)	5.00	6-1-2045	9,000,000	9,169,920
Golden State Tobacco Securitization Corporation California Tobacco Settlement Revenue Series A (Tobacco Revenue, AGM Insured)	5.00	6-1-2045	27,100,000	27,626,824
Golden State Tobacco Securitization Corporation California Tobacco Settlement Revenue Series A (Tobacco Revenue, Ambac Insured)	5.00	6-1-2045	5,330,000	5,430,630
Golden West School CA Financing Authority CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	8-1-2019	2,650,000	1,816,681
Golden West School CA Financing Authority CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	8-1-2020	2,755,000	1,759,123
Grossmont CA Union High School District CAB Election of 2004 (GO) ¤	0.00	8-1-2024	4,000,000	2,558,680
Grossmont CA Union High School District CAB Election of 2004 (GO) ¤	0.00	8-1-2025	2,060,000	1,244,879
Grossmont CA Union High School District CAB Election of 2004 (GO) ¤	0.00	8-1-2027	4,955,000	2,606,875
Hawthorne CA School District CAB Series C (GO, National Insured) ¤	0.00	11-1-2025	1,265,000	673,081
Inland Valley CA Development Agency Series A (Tax Revenue) ±	4.00	3-1-2041	950,000	964,630
Little Lake CA City School District CAB Series D (GO) ¤	0.00	7-1-2027	765,000	392,560
Long Beach CA Bond Financing Authority Natural Gas Purchase LIBOR Index Series B (Utilities Revenue) ±	1.63	11-15-2027	9,000,000	7,893,540
Long Beach CA Bond Financing Authority Series A (Utilities Revenue)	5.50	11-15-2032	4,990,000	5,329,220
M-S-R Energy Authority California Gas Series B (Utilities Revenue)	6.13	11-1-2029	30,275,000	34,045,449
M-S-R Energy Authority California Gas Series B (Utilities Revenue)	6.50	11-1-2039	7,000,000	8,240,470
M-S-R Energy Authority California Gas Series C (Utilities Revenue)	6.13	11-1-2029	1,000,000	1,124,540
M-S-R Energy Authority California Gas Series C (Utilities Revenue)	7.00	11-1-2034	7,255,000	8,980,166
Merced CA City School District CAB (GO, National/FGIC Insured) ¤	0.00	8-1-2024	1,375,000	820,146
Merced CA Union High School District CAB Series A (GO, National/FGIC Insured) ¤	0.00	8-1-2020	1,695,000	1,327,592
Modesto CA High School District CAB Series A (GO, National/FGIC Insured) ¤	0.00	8-1-2024	2,215,000	1,367,829
Monrovia CA Unified School District CAB Series B (GO, National/FGIC Insured) ¤	0.00	8-1-2023	3,175,000	2,029,841
Montebello CA Unified School District CAB Election of 1998 (GO, National/FGIC Insured) ¤	0.00	8-1-2024	1,130,000	651,761
Montebello CA Unified School District CAB Election of 1998 (GO, National/FGIC Insured) ¤	0.00	8-1-2025	2,335,000	1,267,205
Montebello CA Unified School District CAB Election of 1998 (GO, National/FGIC Insured) ¤	0.00	8-1-2027	2,775,000	1,298,950
Monterey Peninsula CA Community College District CAB Election of 2002 Series C (GO, AGM Insured) ¤	0.00	8-1-2022	2,165,000	1,461,397
Morongo Band of Mission Indians California Enterprise Casino Series B (Miscellaneous Revenue) 144A	6.50	3-1-2028	2,000,000	2,194,160
Napa Valley CA Community College District CAB Election of 2002 Series C (GO, National Insured) ¤	0.00	8-1-2023	4,760,000	2,992,041
Newark CA Unified School District CAB Election of 1997 Series D (GO, AGM Insured) ¤	0.00	8-1-2026	1,770,000	924,666
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.82	7-1-2019	9,865,000	9,204,736
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.91	7-1-2027	39,160,000	33,210,813

4	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Norwalk-La Mirada CA Unified School District CAB Election of 2002 Series E (GO, AGM Insured) ¤	0.00%	8-1-2030	$195,000	$79,092
Oak Grove CA School District CAB Series A (GO) ¤	0.00	8-1-2027	6,250,000	3,185,688
Oak Grove CA School District CAB Series A (GO) ¤	0.00	8-1-2029	6,650,000	2,957,189
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	6.13	8-1-2029	5,000,000	5,387,100
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	6.50	8-1-2024	1,000,000	1,131,040
Ontario Montclair CA School District CAB (GO, AGM Insured) ¤	0.00	8-1-2028	1,500,000	710,835
Ontario Montclair CA School District CAB (GO, AGM Insured) ¤	0.00	8-1-2030	2,000,000	803,140
Palo Alto CA Unified School District CAB Election of 2008 (GO) ¤	0.00	8-1-2031	8,525,000	3,824,571
Palomar CA College District CAB Election of 2006 Series B (GO) ¤	0.00	8-1-2025	2,000,000	1,185,940
Palomar CA College District CAB Election of 2006 Series B (GO) ¤	0.00	8-1-2027	1,720,000	876,701
Palomar CA College District CAB Election of 2006 Series B (GO) ¤	0.00	8-1-2028	2,420,000	1,160,414
Palomar CA College District CAB Election of 2006 Series B (GO) ¤	0.00	8-1-2029	3,345,000	1,487,488
Palomar CA College District CAB Election of 2006 Series B (GO) ¤	0.00	8-1-2032	1,740,000	642,147
Palomar CA Pomerado Health CAB Election of 2004 Series A (GO, National Insured) ¤	0.00	8-1-2019	4,340,000	3,603,806
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2027	2,095,000	1,041,026
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2028	4,450,000	2,074,145
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2029	4,520,000	1,933,927
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2030	6,725,000	2,694,909
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2031	2,185,000	828,858
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2032	2,000,000	730,040
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2033	4,295,000	1,465,626
Port Hueneme CA Redevelopment Agency Central Community Project (Tax Revenue, Ambac Insured)	5.50	5-1-2014	320,000	323,325
Porterville CA Unified School Facilities Improvement District CAB Election of 2002 Series A (GO, National Insured) ¤	0.00	8-1-2025	1,445,000	771,370
Rialto CA Unified School District CAB Series A (GO, National/FGIC Insured) ¤	0.00	6-1-2025	11,085,000	5,974,593
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (Miscellaneous Revenue, AGM Insured)	5.88	8-1-2037	2,275,000	2,448,105
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue)	6.25	7-1-2024	5,420,000	6,085,630
Sacramento CA PFOTER Series 3934 (Water & Sewer Revenue, FGIC Insured, Dexia Credit Local LIQ) ø	0.41	12-1-2035	4,995,000	4,995,000
San Bernardino CA Unified School District CAB Series D (GO, AGM Insured) ¤	0.00	8-1-2035	5,900,000	1,689,406
San Bernardino CA Unified School District CAB Series D (GO, AGM Insured) ¤	0.00	8-1-2036	5,000,000	1,347,050
San Bernardino CA Unified School District Election of 2012 Series A (GO, AGM Insured)	5.00	8-1-2031	1,100,000	1,136,960
San Bernardino CA Unified School District Series A (GO, AGM Insured)	5.00	8-1-2026	1,100,000	1,184,568
San Bernardino CA Unified School District Series A (GO, AGM Insured)	5.00	8-1-2028	1,250,000	1,323,075
San Buenaventura CA Community Mental Health System (Health Revenue)	6.00	12-1-2019	1,040,000	1,126,767
San Buenaventura CA Community Mental Health System (Health Revenue)	6.25	12-1-2020	2,000,000	2,205,500
San Buenaventura CA Community Mental Health System (Health Revenue)	6.50	12-1-2021	2,585,000	2,910,322
San Buenaventura CA Community Mental Health System (Health Revenue)	6.50	12-1-2022	2,500,000	2,796,150
San Diego CA Unified School District CAB Series A (GO) ¤	0.00	7-1-2027	2,350,000	1,215,843
San Diego CA Unified School District CAB Series A (GO) ¤	0.00	7-1-2028	2,800,000	1,348,088
San Diego CA Unified School District CAB Series A (GO) ¤	0.00	7-1-2029	1,830,000	827,471
San Diego CA Unified School District CAB Series A (GO) ¤	0.00	7-1-2030	3,085,000	1,312,143
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2030	2,750,000	1,169,658
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2031	2,000,000	797,680
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2032	1,500,000	562,200

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	5

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
San Diego CA Unified School District CAB Series C (GO) ¤	0.00%	7-1-2033	$1,000,000	$351,800
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2034	2,000,000	662,360
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2035	1,500,000	470,310
San Francisco CA Bay Area Toll Authority Series A (Transportation Revenue) ±	1.31	4-1-2036	28,000,000	27,427,120
San Francisco CA City & County Airports Commission AMT Second Series F (Airport Revenue)	5.00	5-1-2029	2,000,000	2,049,400
Santa Ana CA Finance Authority Police Administrative & Holding Facilities Project Series A (Miscellaneous Revenue, National Insured)	6.25	7-1-2015	300,000	325,224
Santa Ana CA Unified School District CAB Election of 1999 Series B (GO, National/FGIC Insured) ¤	0.00	8-1-2026	2,515,000	1,361,445
Santa Fe Springs CA Community Development Commission Construction Redevelopment Project Series A (Tax Revenue, National Insured)	5.00	9-1-2015	1,900,000	2,019,130
Southern California Public Power Authority Natural Gas Project #1 Series A (Utilities Revenue) ±	1.65	11-1-2038	6,000,000	5,085,720
Stockton CA Unified School District Election of 2008 Series D (GO, AGM Insured) ¤	0.00	8-1-2036	6,420,000	1,710,352
Student Education Loan Marketing Corporation California Series IV D1 (Education Revenue, Guaranteed Student Loans)	5.88	1-1-2018	4,975,000	4,190,293
Sylvan CA Unified School District CAB (GO, AGM Insured) ¤	0.00	8-1-2037	1,085,000	277,532
Tahoe-Truckee CA Unified School District CAB #2-A (GO, National/FGIC Insured) ¤	0.00	8-1-2024	2,965,000	1,815,173
Union Elementary School District California CAB Series A (GO, National/FGIC Insured) ¤	0.00	9-1-2024	2,800,000	1,753,248
Upland CA Unified School District CAB Election of 2008 Series C (GO) ¤	0.00	8-1-2032	3,000,000	1,058,850
West Contra Costa CA Unified School District 2005 CAB Series C (GO, AGM Insured) ¤	0.00	8-1-2029	3,000,000	1,268,790
West Contra Costa CA Unified School District 2005 CAB Series D-2 (GO, AGM Insured) ¤	0.00	8-1-2036	20,700,000	5,491,089
West Contra Costa CA Unified School District 2005 Series C-1 (GO, AGM Insured) ¤	0.00	8-1-2028	6,355,000	2,958,824
West Contra Costa CA Unified School District 2005 Series C-1 (GO, AGM Insured) ¤	0.00	8-1-2029	1,690,000	730,604
West Contra Costa CA Unified School District 2005 Series C-1 (GO, AGM Insured) ¤	0.00	8-1-2032	10,000,000	3,569,000
Wiseburn CA School District CAB Election of 2010 Series B (GO, AGM Insured) ¤	0.00	8-1-2034	2,000,000	634,820

				497,296,574

Colorado: 2.23%
Colorado E-470 Public Highway Authority CAB Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2020	7,755,000	5,836,568
Colorado E-470 Public Highway Authority CAB Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2022	4,500,000	2,981,655
Colorado E-470 Public Highway Authority Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2020	9,910,000	7,458,464
Colorado ECFA Charter School American Academy Project (Education Revenue)	7.13	12-1-2033	2,200,000	2,442,176
Colorado ECFA Charter School Banning Lewis (Education Revenue) 144A	6.13	12-15-2035	4,185,000	3,935,114
Colorado ECFA Charter School Community Leadership (Education Revenue)	5.75	7-1-2019	1,025,000	1,033,405
Colorado ECFA Charter School Monument Academy Project Series A (Education Revenue)	5.50	10-1-2017	295,000	304,104
Colorado ECFA Charter School Monument Academy Project Series A (Education Revenue)	7.25	10-1-2039	500,000	534,140
Colorado ECFA Twin Peaks Charter Academy (Miscellaneous Revenue)	6.50	3-15-2043	1,290,000	1,380,119
Colorado ECFA Union Colony Charter School Project (Education Revenue) 144A	5.75	12-1-2037	4,100,000	3,533,831
Colorado Health Facilities Authority Catholic Health Initiatives Series D (Health Revenue)	6.25	10-1-2033	4,000,000	4,583,840

6	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Colorado HFA Series A2 (Housing Revenue, National Insured)	6.50%	8-1-2031	$415,000	$426,064
Colorado HFA Series B3 (Housing Revenue, AGM Insured)	6.70	8-1-2017	285,000	303,345
Colorado HFA SFHR Series D-2 (Housing Revenue)	6.90	4-1-2029	150,000	152,394
Colorado PFA Charter School Highline Academy Project (Education Revenue)	6.25	12-15-2020	475,000	506,725
Colorado PFA Charter School Highline Academy Project (Education Revenue)	6.75	12-15-2025	455,000	484,698
Colorado PFA Charter School Highline Academy Project (Education Revenue)	7.38	12-15-2040	4,010,000	4,387,501
Colorado Public Authority for Energy Natural Gas Purchase Project (Utilities Revenue)	5.75	11-15-2018	2,010,000	2,246,999
Denver CO Health & Hospital Authority Health Care Series A (Health Revenue)	5.00	12-1-2017	3,655,000	3,968,855
Denver CO Health & Hospital Authority Health Care Series A (Health Revenue)	5.00	12-1-2020	3,730,000	3,953,315
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series A (Airport Revenue)	5.15	5-1-2017	1,365,000	1,410,782
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series B (Airport Revenue)	5.05	5-1-2015	210,000	215,408
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series B (Airport Revenue)	5.25	5-1-2020	290,000	296,577
Public Authority for Colorado Energy (Utilities Revenue)	6.13	11-15-2023	4,902,000	5,769,017
Regional Transportation District of Colorado COP Series A (Miscellaneous Revenue)	5.00	6-1-2023	5,500,000	6,209,610
University of Colorado Hospital Authority Series A (Health Revenue)	5.00	11-15-2036	6,000,000	6,167,040

				70,521,746

Connecticut: 0.67%
Connecticut HEFA Eastern Connecticut Health Network Series A (Health Revenue, Radian Insured)	6.38	7-1-2016	700,000	701,918
Connecticut HFA Special Needs Housing Series 2 (Health Revenue, Ambac Insured)	5.25	6-15-2022	1,840,000	1,845,980
Connecticut Series A (Miscellaneous Revenue) ±	1.16	4-15-2019	4,050,000	4,128,813
Connecticut Series A (Miscellaneous Revenue) ±	1.31	4-15-2020	5,900,000	6,011,392
Eastern Connecticut Resource Recovery Authority Solid Waste Wheelabrator Lisbon Incorporated Project Series A (Resource Recovery Revenue)	5.50	1-1-2014	1,975,000	1,977,271
Eastern Connecticut Resource Recovery Authority Solid Waste Wheelabrator Lisbon Incorporated Project Series A (Resource Recovery Revenue)	5.50	1-1-2015	5,235,000	5,241,020
Hamden CT BAN (GO)	5.00	8-15-2026	1,235,000	1,314,546
New Haven CT Escrowed to Maturity Series C (GO, National Insured)	5.00	11-1-2019	5,000	5,210

				21,226,150

District of Columbia: 0.26%
District of Columbia Cesar Chavez Public Charter School (Education Revenue)	6.50	11-15-2021	5,645,000	5,983,248
District of Columbia Water & Sewer Authority Public Utilities Series A (Water & Sewer Revenue)	6.00	10-1-2035	2,000,000	2,263,760

				8,247,008

Florida: 3.72%
Broward County FL Professional Sports Facilities Project Series A (Tax Revenue, Ambac Insured)	5.00	9-1-2021	2,200,000	2,365,198
Championsgate FL Community Development District Capital Improvement Series A (Miscellaneous Revenue)	6.25	5-1-2020	1,715,000	1,612,134
Cityplace FL Community Development District (Miscellaneous Revenue)	5.00	5-1-2022	1,000,000	1,088,330
Cityplace FL Community Development District (Miscellaneous Revenue)	5.00	5-1-2026	2,000,000	2,105,960
Collier County FL School Board Refunding COP (Miscellaneous Revenue, AGM Insured)	5.25	2-15-2021	1,000,000	1,156,290
Daytona Beach FL Refunding & Improvement Project (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2031	1,155,000	1,220,234

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Daytona Beach FL Refunding & Improvement Project (Water & Sewer Revenue, AGM Insured)	5.00%	11-1-2032	$1,465,000	$1,536,228
Florida Development Finance Corporation Renaissance Charter School Project Series A (Education Revenue)	5.50	6-15-2022	1,240,000	1,183,419
Florida Housing Finance Corporation Journet Place Apartments Series 1 (Housing Revenue)	7.60	12-15-2047	825,000	888,294
Florida Housing Finance Corporation Villa Capri Phase III (Housing Revenue)	7.60	12-15-2042	2,805,000	2,941,239
Gulf Breeze FL Miami Beach Local Government Series B (Miscellaneous Revenue, FGIC Insured)	4.75	12-1-2015	110,000	110,240
Heritage Harbor FL Community Development District (Miscellaneous Revenue)	7.75	5-1-2023	505,000	433,861
Hollywood FL Community Redevelopment Agency (IDR)	5.13	3-1-2014	740,000	752,513
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project (Health Revenue)	6.00	11-1-2038	2,500,000	2,254,075
Indigo FL Community Development District Series C (Miscellaneous Revenue)	1.40	5-1-2030	2,629,549	1,257,687
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A (Education Revenue)	5.00	9-1-2025	530,000	559,219
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A (Education Revenue)	5.00	9-1-2028	1,195,000	1,226,775
Lakeside Plantation FL Community Development District Series A (Miscellaneous Revenue)	6.95	5-1-2031	1,306,508	1,306,351
Marshall Creek FL Community Development District (Miscellaneous Revenue)	6.63	5-1-2032	2,610,000	2,252,039
Marshall Creek FL Community Development District Series A (Miscellaneous Revenue)	7.65	5-1-2032	1,680,000	1,680,151
Martin County FL IDA (IDR)	3.95	12-15-2021	5,500,000	5,238,640
Miami Beach FL Health Facilities Authority (Health Revenue)	6.75	11-15-2029	4,125,000	4,405,253
Miami-Dade County FL Educational Facilities University of Miami Series A (Education Revenue)	5.75	4-1-2028	1,200,000	1,295,028
Miami-Dade County FL Expressway Authority Toll System Series DCL-2012-02 (Transportation Revenue, Dexia Credit Local LOC, Dexia Credit Local LIQ) 144A ±	0.80	10-13-2023	30,000,000	30,000,000
Palm Beach County FL Health Facilities Authority John F. Kennedy Memorial Hospital Incorporated Project Series C (Health Revenue)	9.50	8-1-2013	330,000	332,749
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.51	8-1-2029	15,000,000	15,000,000
Palm Beach County FL Public Improvement Series 2 (Miscellaneous Revenue)	5.38	11-1-2028	2,000,000	2,255,900
Saint Petersburg FL Health Facilities Authority All Children’s Project Series A (Health Revenue)	6.50	11-15-2039	5,500,000	6,110,335
Seminole County FL IDA Choices in Learning Series A (Education Revenue)	6.20	11-15-2026	2,275,000	2,315,177
Seminole County FL IDA Choices in Learning Series A (Education Revenue)	7.38	11-15-2041	3,525,000	3,818,456
Seminole Tribe Florida Gaming Division Series A (Miscellaneous Revenue) 144A	5.13	10-1-2017	4,450,000	4,640,015
South Miami FL Health Facilities Baptist Health (Health Revenue)	5.00	8-15-2023	2,810,000	3,112,159
St. John’s County FL IDA Health Care Glenmoor Project Series B (Health Revenue) ±	7.88	1-1-2041	1,000,000	945,940
Sunrise FL CAB Series B (Tax Revenue, National Insured) ¤	0.00	10-1-2016	3,965,000	3,523,894
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, National Insured)	5.75	5-1-2020	2,020,000	2,119,485
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, National Insured)	5.75	5-1-2021	2,140,000	2,248,562
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, National Insured)	5.75	5-1-2022	2,265,000	2,363,641

				117,655,471

8	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Georgia: 1.65%
Atlanta GA Development Authority Student Housing Georgia State University Commons Project (Housing Revenue)	5.00%	9-1-2032	$10,700,000	$11,257,256
Atlanta GA Development Authority TUFF Advanced Technology Development Center Project Series A (IDR)	5.63	7-1-2018	2,640,000	2,647,049
Cobb County GA Development Authority Charter Learning Center Foundation Central Project Series A (Education Revenue)	6.38	7-1-2025	2,370,000	2,273,233
Forsyth County GA Hospital Authority Georgia Baptist Health Care System Project (Health Revenue)	6.38	10-1-2028	465,000	585,672
Georgia Municipal Association COP City Court Atlanta Project (Miscellaneous Revenue, Ambac Insured)	5.50	12-1-2016	2,175,000	2,181,308
Georgia Municipal Association COP City Court Atlanta Project (Miscellaneous Revenue, Ambac Insured)	5.50	12-1-2017	2,220,000	2,225,728
Georgia Municipal Association COP City Court Atlanta Project (Miscellaneous Revenue, Ambac Insured)	5.50	12-1-2018	2,500,000	2,505,725
Georgia Municipal Electric Authority Power Series EE (Utilities Revenue, Ambac Insured)	7.25	1-1-2024	400,000	539,764
Georgia Private Colleges & Universities Authority Series A (Education Revenue)	5.25	10-1-2027	2,000,000	2,094,640
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.00	3-15-2018	1,885,000	2,094,028
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.00	3-15-2022	4,675,000	5,072,609
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.50	9-15-2022	3,230,000	3,606,360
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Utilities Revenue)	5.50	9-15-2027	5,060,000	5,626,315
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2016	1,685,000	1,825,327
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2018	3,220,000	3,544,318
Richmond County GA Development Authority Student Housing Facilities Augusta State University LLC Project Series A (Education Revenue)	5.38	2-1-2025	3,870,000	3,984,823

				52,064,155

Guam: 0.41%
Guam Government Hotel Occupancy Series A (Tax Revenue)	6.50	11-1-2040	11,300,000	12,565,600
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.00	7-1-2019	450,000	458,645
Guam Housing Corporation Guaranteed Mortgage-Backed Securities Series A (Housing Revenue, FHLMC Insured)	5.75	9-1-2031	60,000	63,637

				13,087,882

Hawaii: 0.09%
Hawaii Series DZ (GO)	5.00	12-1-2031	2,700,000	2,933,685

Idaho: 0.55%
Boise-Kuna ID Irrigation District Arrowrock Hydroelectric Project (Utilities Revenue)	7.38	6-1-2040	6,300,000	7,041,762
Idaho Health Facilities Authority Trinity Health Credit Group Series B (Health Revenue)	6.25	12-1-2033	3,000,000	3,436,740
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A (Education Revenue)	5.75	12-1-2032	500,000	507,970
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A (Education Revenue)	5.85	5-1-2033	730,000	655,000
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A (Education Revenue)	6.25	5-1-2043	1,365,000	1,211,096
Idaho Housing & Finance Association Liberty Charter School Series A (Education Revenue)	6.00	6-1-2038	500,000	518,695
Idaho Housing & Finance Association North Star Charter School Project Series A (Education Revenue)	9.50	7-1-2039	2,500,000	1,874,975
Idaho Housing & Finance Association Series A (Education Revenue)	6.13	7-1-2038	1,500,000	1,519,620

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Idaho: 0.55%
Idaho Housing & Finance Association Series C2 (Housing Revenue)	6.35%	7-1-2015	$5,000	$5,002
Idaho Housing & Finance Association Series H2 (Housing Revenue, FHA/VA Insured)	6.15	1-1-2028	35,000	35,117
Idaho Housing & Finance Association SFHR Series B-2 (Housing Revenue)	6.00	7-1-2014	90,000	91,516
Idaho Housing & Finance Association SFHR Series D (Housing Revenue)	6.30	7-1-2025	420,000	420,827

				17,318,320

Illinois: 16.84%
Aurora IL Series B (Tax Revenue)	5.85	12-30-2013	1,775,000	1,798,040
Chicago IL Board of Education CAB City Colleges (GO, National/FGIC Insured) ¤	0.00	1-1-2025	5,000,000	2,965,900
Chicago IL Board of Education CAB School Reform Series A (GO, National/FGIC Insured) ¤	0.00	12-1-2023	7,850,000	5,021,174
Chicago IL Board of Education CAB School Reform Series A (GO, National/FGIC Insured) ¤	0.00	12-1-2020	1,000,000	766,970
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National/FGIC Insured) ¤##	0.00	12-1-2030	39,000,000	16,494,270
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National/FGIC Insured) ¤	0.00	12-1-2028	15,390,000	7,359,806
Chicago IL Board of Education Certificates DCL-2012-001 (GO, Dexia Credit Local LOC, Dexia Credit Local LIQ) ±144A	0.95	12-1-2034	30,655,000	30,655,000
Chicago IL Board of Education Series A (GO, AGM Insured) ##	5.00	12-1-2042	30,000,000	30,133,200
Chicago IL Board of Education Series D (GO, AGM Insured)	5.00	12-1-2025	1,405,000	1,471,709
Chicago IL CAB Project & Refunding Series A (GO, National Insured) ±	5.56	1-1-2021	3,060,000	3,307,248
Chicago IL CAB Project & Refunding Series C (GO, AGM Insured) ¤	0.00	1-1-2026	7,360,000	4,106,291
Chicago IL CAB Series A (GO, National/FGIC Insured) ¤	0.00	1-1-2027	3,955,000	2,053,871
Chicago IL CAB Series A (GO, National/FGIC Insured) ¤	0.00	1-1-2028	5,515,000	2,667,330
Chicago IL CAB Series A (GO, National/FGIC Insured) ¤	0.00	1-1-2029	4,080,000	1,851,545
Chicago IL Series A (GO, AGM Insured)	5.00	1-1-2028	9,500,000	9,868,505
Chicago IL Series C (GO)	5.00	1-1-2034	24,000,000	24,438,960
Cook County IL Series C (GO)	5.00	11-15-2027	325,000	348,949
Cook County IL Series C (GO)	5.00	11-15-2028	3,455,000	3,681,130
Cook County IL Series C (GO)	5.00	11-15-2029	26,865,000	28,366,485
DeKalb-Kane-Lasalle Counties IL Kishwaukee Community College District #523 Series B (GO) ¤	0.00	2-1-2019	500,000	437,430
DuPage County IL Community Unit School District #46 School Building (GO, Ambac Insured) ¤	0.00	1-1-2023	23,450,000	15,957,022
Illinois (Miscellaneous Revenue)	5.00	8-1-2018	15,135,000	16,859,785
Illinois (GO, Ambac Insured)	5.00	4-1-2020	5,905,000	6,150,176
Illinois (GO)	5.00	1-1-2022	1,885,000	1,974,047
Illinois (GO)	5.00	1-1-2023	1,000,000	1,042,320
Illinois (GO, Ambac Insured)	5.00	4-1-2024	1,830,000	1,879,245
Illinois (Tax Revenue)	5.00	6-15-2024	7,000,000	7,954,730
Illinois (Miscellaneous Revenue)	5.00	8-1-2025	4,000,000	4,154,040
Illinois (GO, Ambac Insured)	5.00	4-1-2027	7,585,000	7,761,351
Illinois (GO)	5.00	4-1-2028	3,685,000	3,829,341
Illinois (GO, Ambac Insured)	5.00	4-1-2028	6,705,000	6,847,079
Illinois (GO)	5.50	1-1-2030	2,900,000	3,164,335
Illinois (Miscellaneous Revenue) %%	5.50	7-1-2038	2,500,000	2,554,025
Illinois Development Finance Authority Balance Community Rehabilitation Series A (Health Revenue) (s)	7.88	7-1-2020	112,544	80,622
Illinois Finance Authority Advocate Healthcare Network Series D (Health Revenue)	6.50	11-1-2038	5,415,000	6,258,874

10	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Finance Authority Centegra Health System Project (Health Revenue)	5.00%	9-1-2018	$1,325,000	$1,491,208
Illinois Finance Authority Centegra Health System Project (Health Revenue)	5.00	9-1-2019	1,115,000	1,260,820
Illinois Finance Authority Centegra Health System Project (Health Revenue)	5.00	9-1-2020	1,465,000	1,661,222
Illinois Finance Authority Charter Schools Series A (Education Revenue)	6.88	10-1-2031	2,000,000	2,244,860
Illinois Finance Authority Charter Schools Series A (Education Revenue)	7.13	10-1-2041	1,300,000	1,464,515
Illinois Finance Authority Lutheran Home and Services Project (Health Revenue)	3.00	5-15-2014	1,000,000	1,000,070
Illinois Finance Authority Medical District Commission Project A (Health Revenue, AGM Insured)	4.13	9-1-2018	1,100,000	1,119,745
Illinois Finance Authority New Money Community Rehabilitation Series A (Health Revenue, GO of Participants Insured)	5.35	7-1-2027	305,000	244,997
Illinois Finance Authority Northwestern Memorial Hospital Project Series A (Health Revenue)	6.00	8-15-2039	5,000,000	5,681,150
Illinois Finance Authority Student Housing (Education Revenue)	5.13	10-1-2020	5,000,000	5,200,750
Illinois Finance Authority Student Housing Illinois State University (Education Revenue)	6.75	4-1-2031	8,000,000	8,798,640
Illinois Housing Development Authority Series A-1 (Housing Revenue, GNMA Insured)	5.80	12-20-2041	2,290,000	2,358,082
Illinois Junior Obligation (Tax Revenue)	5.00	6-15-2025	10,000,000	11,224,100
Illinois Junior Obligation (Tax Revenue)	5.00	6-15-2026	12,050,000	13,389,840
Illinois Series 1 (GO, National/FGIC Insured)	6.00	11-1-2026	3,000,000	3,396,240
Illinois Series A (GO)	4.00	9-1-2019	5,000,000	5,241,050
Illinois Series A (Tax Revenue)	4.00	1-1-2021	1,250,000	1,296,813
Illinois Series B (Miscellaneous Revenue, DEPFA Bank plc SPA) ø	2.00	10-1-2033	21,000,000	21,000,000
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2021	7,595,000	5,595,464
Illinois Toll Highway Authority Series A2 (Transportation Revenue, AGM Insured, PNC Bank NA SPA) ø	0.42	1-1-2031	41,000,000	41,000,000
Illinois Toll Highway Authority Series A2 (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.47	1-1-2031	7,000,000	7,000,000
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured) ø	0.43	1-1-2016	20,000,000	20,000,000
Kane & DeKalb County IL Community Unit School District #302 School Building (GO, AGM Insured)	5.50	2-1-2025	1,265,000	1,394,523
Kane & DeKalb County IL Community Unit School District #302 School Building (GO, AGM Insured)	5.50	2-1-2026	3,610,000	3,945,766
Kendall Kane & Will Counties IL CAB District #308 (GO, AGM Insured) ¤	0.00	2-1-2026	5,050,000	2,868,249
Kendall Kane & Will Counties IL CAB District #308 (GO, AGM Insured) ¤	0.00	2-1-2027	12,050,000	6,366,256
Lake County IL Community Consolidated School District #24 Millburn CAB (GO, National/FGIC Insured) ¤	0.00	12-1-2015	1,745,000	1,635,763
Lake County IL Community Consolidated School District #38 CAB (GO, Ambac Insured) ¤	0.00	2-1-2024	5,385,000	3,112,153
Lake County IL School District #24 Millburn CAB (GO, National/FGIC Insured) ¤	0.00	1-1-2024	2,000,000	1,214,960
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2016	1,115,000	1,021,128
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2017	455,000	401,424
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2018	4,075,000	3,424,100
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2019	675,000	535,154
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2020	1,250,000	933,850
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2021	960,000	673,594
Lake County IL Township High School District #126 Zion-Benton CAB (GO, National/FGIC Insured) ¤	0.00	2-1-2020	910,000	715,014
McHenry & Kane Counties IL Community Consolidated School District #158 Huntley CAB (GO, National/FGIC Insured) ¤	0.00	1-1-2019	765,000	633,627

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
McHenry & Kane Counties IL Community School District #158 CAB (GO, AGM/FGIC Insured) ¤	0.00%	1-1-2023	$1,905,000	$1,277,131
McHenry & Kane Counties IL Community School District #158 CAB (GO, National/FGIC Insured) ¤	0.00	1-1-2021	2,100,000	1,552,950
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2024	6,850,000	4,292,964
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	6-15-2025	15,360,000	9,208,474
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2025	6,600,000	3,861,198
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series B (Tax Revenue, National/FGIC Insured) ¤	0.00	6-15-2029	20,400,000	9,187,140
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series B-1 (Tax Revenue, AGM Insured) ¤	0.00	6-15-2027	7,400,000	3,841,858
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series PJ (Tax Revenue, National Insured) ¤	0.00	6-15-2028	29,980,000	14,507,622
Regional Transportation Authority Illinois (Tax Revenue, AGM Insured)	5.75	6-1-2023	400,000	480,360
Sangamon County IL School District #186 COP Hay-Edwards Elementary School Project Series A (Miscellaneous Revenue, ACA Insured)	5.88	8-15-2018	2,810,000	2,692,879
Southwestern Illinois Development Authority Local Government Program Collinsville Limited (Tax Revenue)	5.00	3-1-2025	2,525,000	2,005,810
Southwestern Illinois Development Finance Authority Local Government Program Collinsville Limited (Tax Revenue)	5.35	3-1-2031	1,000,000	725,950
Springfield IL Senior Lien Notes (Utilities Revenue, National Insured)	5.00	3-1-2024	1,425,000	1,479,606
Tazewell County IL School District #51 (GO, National/FGIC Insured)	9.00	12-1-2023	500,000	729,560
Town of Cicero IL Series A (GO, Syncora Guarantee Incorporated Insured)	5.25	1-1-2016	2,000,000	2,100,380
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, National Insured) ¤	0.00	4-1-2025	765,000	456,345
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, National Insured) ¤	0.00	4-1-2026	2,355,000	1,313,336
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, National Insured) ¤	0.00	4-1-2027	2,435,000	1,276,427
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue)	5.75	4-1-2038	14,000,000	15,722,140
Will County IL Community Unified School District #201 U Crete-Monee CAB (GO, National/FGIC Insured) ¤	0.00	11-1-2023	1,500,000	971,460

				532,489,522

Indiana: 1.59%
Indiana Finance Authority Environmental Duke Energy Series B (IDR)	6.00	8-1-2039	2,000,000	2,205,180
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series 2013A (IDR)	5.00	7-1-2035	7,500,000	7,401,450
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A (IDR)	5.00	7-1-2040	23,590,000	22,909,429
Indiana HEFA Clarian Health Series B (Health Revenue) (x)	5.00	2-15-2022	3,050,000	3,261,914
Indiana HEFA Community Foundation of Northwest Indiana (Health Revenue)	5.50	3-1-2037	6,000,000	6,252,300
Indiana HEFA Community Foundation of Northwest Indiana (Health Revenue)	5.50	3-1-2027	2,000,000	2,099,140
Indianapolis IN Local Public Improvement Bond Bank Airport Authority Project Series F (Miscellaneous Revenue, Ambac Insured)	5.00	1-1-2023	2,750,000	2,918,768
Zionsville IN Community School Building Corporation CAB Series B (Miscellaneous Revenue, State Aid Withholding) ¤	0.00	7-15-2028	3,030,000	1,574,055
Zionsville IN Community School Building Corporation CAB Series B (Miscellaneous Revenue, State Aid Withholding) ¤	0.00	1-15-2029	3,020,000	1,514,228

				50,136,464

12	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Iowa: 0.31%
Iowa Finance Authority Midwestern Disaster Area Revenue Fertilizer Company Project (IDR)	5.50%	12-1-2022	$9,800,000	$9,868,012

Kansas: 0.46%
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.50	9-1-2026	900,000	569,664
Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A2 (Housing Revenue, GNMA Insured)	6.70	6-1-2029	140,000	141,985
Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A5 (Housing Revenue, GNMA/FNMA Insured)	5.70	12-1-2036	405,000	420,475
Wyandotte County & Kansas City KS Unified Government Special Obligation Second Lien Series A (Tax Revenue) ¤	0.00	6-1-2021	20,610,000	13,263,359

				14,395,483

Kentucky: 0.39%
Kentucky EDFA Balance Norton Series B (Health Revenue, National Insured) ¤	0.00	10-1-2028	4,845,000	2,190,764
Kentucky EDFA Norton Healthcare Incorporated Series B (Health Revenue, National Insured) ¤	0.00	10-1-2024	9,260,000	5,524,979
Kentucky EDFA Unrefunded Balance Norton Series C (Health Revenue, National Insured)	5.95	10-1-2017	4,580,000	4,673,157

				12,388,900

Louisiana: 2.63%
Louisiana Local Government Environmental Facilities (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2018	2,415,000	2,419,975
Louisiana Public Facilities Authority Dock & Impala Warehousing LLC Project (Miscellaneous Revenue)	6.50	7-1-2036	9,500,000	8,962,775
Louisiana Tobacco Settlement Financing Corporation Series 2001B (Tobacco Revenue)	5.50	5-15-2030	1,525,000	1,521,188
Louisiana Tobacco Settlement Financing Corporation Series B (Tobacco Revenue)	5.88	5-15-2039	29,800,000	29,725,465
New Orleans LA (GO, FGIC Insured)	5.50	12-1-2021	1,700,000	1,927,205
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Series A (Airport Revenue)	6.50	1-1-2040	6,500,000	7,306,455
New Orleans LA Sewer Service (Water & Sewer Revenue, AGM Insured)	5.75	6-1-2018	770,000	880,487
New Orleans LA Sewer Service (Water & Sewer Revenue, AGM Insured)	6.00	6-1-2019	320,000	373,296
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A1 (IDR) ø	0.33	11-1-2040	30,000,000	30,000,000

				83,116,846

Maine: 0.28%
Maine Educational Loan Authority Student Loan Series A-3 Class A (Education Revenue, AGM Insured)	5.88	12-1-2039	8,395,000	8,989,198

Maryland: 0.50%
Howard County MD COP Agricultural Land Preservation #90-23 Series A (Miscellaneous Revenue)	8.00	8-15-2020	299,000	393,332
Maryland CDA Department of Housing & Community Development Series A (Housing Revenue)	5.50	7-1-2022	1,000,000	1,001,550
Maryland CDA Department of Housing & Community Development Series A (Miscellaneous Revenue)	5.88	7-1-2021	355,000	355,675
Maryland CDA Department of Housing & Community Development Series B (Housing Revenue)	5.50	9-1-2031	255,000	257,445

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Maryland (continued)
Maryland Energy Finance Administration Recycling Office Paper Systems Project Series A (IDR)	7.50%	9-1-2015	$1,775,000	$1,817,760
Maryland Series A (Miscellaneous Revenue)	5.00	3-1-2022	10,000,000	11,913,100

				15,738,862

Massachusetts: 3.07%
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	8.00	4-15-2031	2,150,000	2,517,306
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	8.00	4-15-2039	3,900,000	4,563,975
Massachusetts Educational Finance Authority Series B (Education Revenue)	5.38	1-1-2020	2,910,000	3,169,427
Massachusetts Educational Finance Authority Series E (Education Revenue, Ambac Insured)	5.30	1-1-2016	1,315,000	1,318,682
Massachusetts Educational Finance Authority Series I (Education Revenue)	6.00	1-1-2028	2,910,000	3,147,281
Massachusetts Educational Finance Authority Series J (Education Revenue)	5.00	7-1-2020	6,000,000	6,522,060
Massachusetts Educational Finance Authority Series J (Education Revenue)	5.00	7-1-2021	3,000,000	3,216,660
Massachusetts HEFA Partners Healthcare Series G6 (Health Revenue) ±	0.94	7-1-2038	25,000,000	24,754,000
Massachusetts Housing Finance Agency MFHR Series F (Housing Revenue)	5.13	12-1-2034	100,000	100,455
Massachusetts School Building Authority Senior Series A (Tax Revenue) %%	5.00	5-15-2038	33,855,000	36,223,157
Massachusetts Water Resources Authority Series D Class 6 (Water & Sewer Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø	0.36	8-1-2025	11,565,000	11,565,000

				97,098,003

Michigan: 6.64%
Detroit MI City School District (GO, AGM/Qualified School Board Loan Fund Insured)	5.00	5-1-2019	6,850,000	7,184,417
Detroit MI Distribution of State Aid (GO, State Aid Withholding)	5.00	11-1-2030	2,855,000	2,895,084
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2018	3,050,000	2,398,093
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2019	3,050,000	2,273,623
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2020	2,000,000	1,397,580
Detroit MI Sewage Disposal System Refunding Revenue Senior Lien Series C-1 (Water & Sewer Revenue, NATL-RE, FGIC Insured)	6.50	7-1-2024	1,915,000	1,993,975
Detroit MI Sewage Disposal System Revenue Second Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2020	5,000,000	5,017,500
Detroit MI Sewage Disposal System Revenue Senior Lien Series C (Water & Sewer Revenue, National/FGIC Insured)	5.25	7-1-2016	2,210,000	2,302,842
Detroit MI Sewer Disposal System (Water & Sewer Revenue)	5.50	7-1-2029	750,000	750,630
Detroit MI Sewer Disposal System Refunding Balance Senior Lien Series B (Water & Sewer Revenue, AGM Insured)	7.50	7-1-2033	16,985,000	18,886,301
Detroit MI Water & Sewage Department Disposal System Series A (Water & Sewer Revenue)	5.25	7-1-2027	3,330,000	3,329,967
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2022	3,225,000	3,224,968
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2023	3,340,000	3,339,967
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2024	3,650,000	3,640,802
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2025	2,000,000	1,994,980
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National/FGIC Insured)	5.00	7-1-2026	2,080,000	2,074,862

14	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured)	5.00%	7-1-2021	$3,085,000	$3,091,386
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured)	5.00	7-1-2022	1,500,000	1,499,985
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, AGM Insured)	7.00	7-1-2036	9,675,000	10,460,320
Detroit MI Water Supply System Senior Lien Series C (Water & Sewer Revenue, National Insured)	5.25	7-1-2019	2,540,000	2,541,067
Detroit MI Water Supply System Senior Lien Series D (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2023	675,000	674,993
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2026	1,075,000	1,140,726
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2027	1,325,000	1,395,821
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2028	1,450,000	1,517,628
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2029	1,350,000	1,403,123
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2030	1,775,000	1,837,693
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2031	1,425,000	1,463,945
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2032	1,000,000	1,022,570
Livonia MI Public Schools School District Building & Site Series I (GO, AGM Insured)	5.00	5-1-2036	3,000,000	3,086,760
Michigan Finance Authority Limited Obligation Holly Academy (Education Revenue)	6.50	10-1-2020	225,000	240,791
Michigan Finance Authority Limited Obligation Holly Academy (Education Revenue)	8.00	10-1-2040	1,175,000	1,334,307
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	7.50	12-1-2020	445,000	471,389
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	8.00	12-1-2030	1,135,000	1,198,424
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	8.25	12-1-2039	2,220,000	2,363,856
Michigan Finance Authority Public School Academy Old Redford Series A (Education Revenue)	5.90	12-1-2030	2,000,000	1,972,080
Michigan Finance Authority Public School Academy University Learning (Education Revenue)	5.25	11-1-2015	195,000	201,047
Michigan Finance Authority Public School Academy University Learning (Education Revenue)	6.25	11-1-2020	440,000	471,372
Michigan Finance Authority Series A (Health Revenue)	5.00	1-1-2040	2,300,000	2,347,104
Michigan Finance Authority Sparrow Hospital Obligation Group (Health Revenue)	5.00	11-15-2036	2,000,000	2,008,820
Michigan Finance Authority Unemployment Obligation Assessment Series B (Miscellaneous Revenue)	5.00	7-1-2022	4,100,000	4,456,823
Michigan Finance Authority Unemployment Obligation Assessment Series B (Miscellaneous Revenue)	5.00	7-1-2023	10,000,000	10,424,600
Michigan Municipal Bond Authority Local Government Loan Program CAB Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2016	175,000	162,068
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.00	11-1-2021	150,000	141,510
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2017	550,000	581,213
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	4.25	12-1-2016	2,770,000	2,857,366
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2015	1,480,000	1,557,567
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2017	2,475,000	2,609,987
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2023	1,185,000	1,192,880
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	3.63	5-1-2016	1,000,000	1,022,040

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	3.75%	5-1-2017	$450,000	$458,213
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	4.00	5-1-2019	100,000	100,420
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2017	315,000	281,238
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2019	75,000	60,590
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2020	155,000	118,449
Michigan Municipal Bond Authority Series C (Miscellaneous Revenue, Ambac Insured)	4.75	5-1-2027	6,300,000	5,927,355
Michigan PFOTER Series 4711 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144A ø	0.53	5-1-2029	39,695,000	39,695,000
Michigan Public Educational Facilities Authority Bradford Academy Project (Education Revenue)	8.75	9-1-2039	3,500,000	2,020,865
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue) 144A	6.50	9-1-2037	3,745,000	1,945,116
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue)	8.50	9-1-2029	1,500,000	869,880
Michigan Public Educational Facilities Authority Limited Obligation Crescent (Education Revenue, Qualified School Board Loan Fund Insured)	7.00	10-1-2036	1,222,500	1,203,026
Michigan Public Educational Facilities Authority Limited Obligation Nataki Talibah (Miscellaneous Revenue)	6.25	10-1-2023	890,000	849,105
Michigan Public Educational Facilities Authority Madison Academy Project (Education Revenue)	8.38	12-1-2030	2,085,000	2,250,507
Michigan Public Educational Facilities Authority Madison Academy Project (Education Revenue)	8.63	12-1-2039	4,170,000	4,538,628
Michigan State Hospital Finance Authority Trinity Health Series A (Health Revenue)	5.00	12-1-2014	500,000	530,010
Michigan Strategic Fund Limited Detroit Education (Utilities Revenue)	5.63	7-1-2020	1,200,000	1,416,060
Oakland County MI Economic Development Corporation The Academy of The Sacred Heart Project Series A (Education Revenue)	6.50	12-15-2036	4,505,000	4,056,527
Star International Academy Michigan (Miscellaneous Revenue)	2.40	3-1-2014	140,000	140,381
Star International Academy Michigan (Miscellaneous Revenue)	2.90	3-1-2015	100,000	100,748
Star International Academy Michigan (Miscellaneous Revenue)	3.15	3-1-2016	200,000	201,994
Star International Academy Michigan (Miscellaneous Revenue)	3.40	3-1-2017	100,000	101,407
Star International Academy Michigan (Miscellaneous Revenue)	5.00	3-1-2022	1,350,000	1,367,942
Wayne County MI Airport Authority (Airport Revenue, National/FGIC Insured)	4.50	12-1-2025	9,050,000	9,127,649
Wayne County MI Airport Authority Junior Lien (Airport Revenue, National/FGIC Insured)	5.00	12-1-2016	1,115,000	1,239,646

				210,057,608

Minnesota: 0.33%
Baytown Township MN St. Croix Preparatory Academy Series A (Education Revenue)	7.00	8-1-2038	750,000	779,768
Laurentian Energy Authority I LLC Minnesota Series A (Utilities Revenue)	5.00	12-1-2013	1,715,000	1,708,998
Laurentian Energy Authority I LLC Minnesota Series A (Utilities Revenue)	5.00	12-1-2014	2,165,000	2,125,770
Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series AII (Miscellaneous Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.35	8-15-2037	5,000,000	5,000,000
St. Paul MN Housing & RDA Hmong College Preparatory Academy Project Series A (Miscellaneous Revenue)	5.00	9-1-2027	1,000,000	947,370

				10,561,906

16	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Mississippi: 0.14%
Gulfport-Biloxi MS Regional Airport Authority Passenger Facilities Series A (Airport Revenue, ACA Insured)	5.00%	10-1-2022	$450,000	$426,920
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (Water & Sewer Revenue, AGM Insured)	6.75	12-1-2030	500,000	596,915
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (Water & Sewer Revenue, AGM Insured)	6.75	12-1-2032	800,000	945,512
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (Water & Sewer Revenue, AGM Insured)	6.88	12-1-2040	2,000,000	2,366,080

				4,335,427

Missouri: 0.46%
Independence MO Thirty-Ninth Street Transportation District Improvement Development Road Improvement Project (Tax Revenue)	6.88	9-1-2032	4,600,000	4,612,236
Manchester MO Highway 141 Manchester Road Project (Tax Revenue)	6.00	11-1-2025	2,685,000	2,760,610
Ozark MO COP Community Center Project (Miscellaneous Revenue)	5.00	9-1-2026	460,000	461,964
Sikeston MO The Electric System of the Board of Municipal Utilities (Utilities Revenue, National Insured)	6.00	6-1-2015	750,000	815,258
Sikeston MO The Electric System of the Board of Municipal Utilities (Utilities Revenue, National Insured)	6.00	6-1-2016	1,500,000	1,682,655
St. Louis MO IDA Convention Center Hotel (Miscellaneous Revenue, Ambac Insured) ¤	0.00	7-15-2019	2,475,000	1,905,874
St. Louis MO Lambert St. Louis International Airport Series A-1 (Airport Revenue)	6.25	7-1-2029	2,000,000	2,241,620

				14,480,217

Nevada: 0.22%
Clark County NV Airport Jet Project Series C (Airport Revenue, Ambac Insured)	5.38	7-1-2019	3,000,000	3,001,140
Henderson NV Health Care Facility Catholic Healthcare West Project Series A (Health Revenue)	5.63	7-1-2024	2,650,000	2,744,764
Las Vegas NV Special Improvement District #60 Local Improvement (Miscellaneous Revenue)	5.00	6-1-2022	500,000	514,485
Las Vegas NV Special Improvement District #60 Local Improvement (Miscellaneous Revenue)	5.00	6-1-2023	450,000	458,807
Las Vegas NV Special Improvement District #60 Local Improvement (Miscellaneous Revenue)	5.00	6-1-2024	325,000	328,809

				7,048,005

New Hampshire: 0.04%
Manchester NH Housing & RDA CAB Series B (Miscellaneous Revenue, ACA Insured) ¤	0.00	1-1-2021	2,375,000	1,277,655
Manchester NH Housing & RDA CAB Series B (Miscellaneous Revenue, ACA Insured) ¤	0.00	1-1-2025	250,000	91,980

				1,369,635

New Jersey: 7.24%
New Jersey EDA Natural Gas Company Project Series C (Utilities Revenue, National/FGIC Insured) ±	4.90	10-1-2040	3,715,000	3,795,950
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.66	3-1-2028	49,085,000	50,050,011
New Jersey EDA School Facilities Series C (Miscellaneous Revenue, State Aid Withholding) ±	1.86	2-1-2018	3,000,000	3,110,880
New Jersey EDA Series I (Miscellaneous Revenue) ±	1.61	9-1-2027	12,500,000	12,538,750
New Jersey HEFAR Series 1 (Education Revenue)	5.00	12-1-2018	15,000,000	16,592,100
New Jersey HEFAR Series 1 (Education Revenue)	5.00	12-1-2020	10,205,000	11,214,275

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey HEFAR Series A (Education Revenue)	5.00%	6-1-2027	$290,000	$290,113
New Jersey HEFAR Series A (Education Revenue)	5.63	6-1-2030	2,585,000	2,754,033
New Jersey PFOTER Series 4712 (Transportation Revenue, Dexia Credit Local LIQ) 144A ø	0.48	12-15-2022	28,060,000	28,060,000
New Jersey PFOTER Series 4716 (Miscellaneous Revenue, National/FGIC Insured, Dexia Credit Local LIQ) 144A ø	0.48	9-1-2027	31,245,000	31,245,000
New Jersey Tobacco Settlement Financing Corporation Series 1A (Tobacco Revenue)	4.50	6-1-2023	3,025,000	2,907,691
New Jersey Transportation System CAB Series A (Transportation Revenue) ¤	0.00	12-15-2026	38,490,000	19,905,104
New Jersey Transportation System Series A (Miscellaneous Revenue, National/FGIC Insured)	5.75	6-15-2025	10,000,000	12,040,600
New Jersey TTFA (Transportation Revenue)	6.00	12-15-2038	10,425,000	11,856,040
Rutgers NJ State University Series J (Education Revenue) %%	5.00	5-1-2033	5,000,000	5,361,150
Rutgers NJ State University Series L (Education Revenue) %%	5.00	5-1-2033	3,560,000	3,817,139
Rutgers NJ State University Series L (Education Revenue) %%	5.00	5-1-2038	2,000,000	2,127,780
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2023	1,500,000	1,692,120
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2024	1,500,000	1,662,735
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2025	3,400,000	3,729,800
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2026	3,920,000	4,269,625

				229,020,896

New Mexico: 0.04%
New Mexico Mortgage Finance Authority SFMR Class I (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.35	3-1-2030	1,085,000	1,163,521

New York: 6.47%
Genesee County NY IDA United Memorial Medical Center Project (Health Revenue)	4.75	12-1-2014	1,120,000	1,121,546
Hempstead Town NY Local Development The Academy Charter School Series A (Education Revenue)	8.25	2-1-2041	10,005,000	10,730,863
Metropolitan Transportation Authority New York Series 2008-C (Transportation Revenue)	6.50	11-15-2028	8,000,000	9,441,280
Metropolitan Transportation Authority New York Services Contract Series 7 (Miscellaneous Revenue, State Aid Withholding)	5.63	7-1-2016	1,850,000	1,982,738
New York Dormitory Authority North Shore Jewish Series B (Health Revenue) ±	0.91	5-1-2018	3,205,000	3,182,853
New York Dormitory Authority Series B (Tax Revenue)	5.75	3-15-2036	10,000,000	11,467,600
New York Energy R&D Authority Brooklyn Union Gas Company Series B (Utilities Revenue) ±	13.46	7-1-2026	4,300,000	4,338,958
New York Energy R&D Authority Linked SAVRS & Residual Interest Bonds Brooklyn (Utilities Revenue)	6.95	7-1-2026	2,600,000	2,611,778
New York Local Government Assistance Corporation Sub Lien Series A (Tax Revenue, AGM Insured) ±(m)(n)	0.08	4-1-2017	125,000	121,563
New York NY Municipal Water Finance Authority 2nd General Resolution Series DD (Water & Sewer Revenue)	6.00	6-15-2040	11,625,000	13,350,383
New York NY Municipal Water Finance Authority Series 2009-A (Water & Sewer Revenue)	5.75	6-15-2040	5,000,000	5,635,100
New York NY Municipal Water Finance Authority Water & Sewer System Series A (Water & Sewer Revenue)	5.00	6-15-2038	37,150,000	38,429,818
New York NY Municipal Water Finance Authority Water & Sewer System Series DD (Water & Sewer Revenue)	5.00	6-15-2026	3,255,000	3,652,045
New York NY Transitional Finance Authority Building Aid Fiscal Year 2009 Series S-4 (Miscellaneous Revenue, State Aid Withholding)	5.75	1-15-2039	2,500,000	2,806,775

18	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY Transitional Finance Authority Future Tax Secured Revenue Series I (Tax Revenue)	5.00%	5-1-2033	$5,395,000	$5,839,224
New York NY Transitional Finance Authority Future Tax Secured Revenue Series I (Tax Revenue)	5.00	5-1-2038	30,000,000	32,016,600
New York NY Transitional Finance Authority Sub Series A3 (Tax Revenue, Dexia Credit Local SPA) ø	0.40	8-1-2023	19,800,000	19,800,000
New York Urban Development Corporation COP James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	16,000,000	16,078,240
Niagara Falls NY Public Improvement Project (GO, National Insured)	7.50	3-1-2014	915,000	954,208
Niagara Falls NY Public Improvement Project (GO, National Insured)	7.50	3-1-2016	685,000	783,729
Niagara Falls NY Public Improvement Project (GO, National Insured)	7.50	3-1-2016	65,000	76,617
Port Authority of New York & New Jersey Special Obligation JFK International Airport Terminal 6 (Airport Revenue, National Insured)	5.75	12-1-2025	4,000,000	4,079,520
Seneca County NY IDA Solid Waste Disposal Seneca Meadows Incorporated Project (IDR) ±144A	6.63	10-1-2035	15,020,000	15,093,298
Suffolk NY Tobacco Securitization Corporation Series B (Tobacco Revenue)	4.50	6-1-2026	520,000	515,627
Suffolk NY Tobacco Securitization Corporation Series B (Tobacco Revenue)	5.00	6-1-2025	500,000	520,095

				204,630,458

North Carolina: 0.60%
North Carolina Eastern Municipal Power Agency Series A (Utilities Revenue)	5.50	1-1-2026	1,250,000	1,380,188
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue)	6.75	1-1-2024	2,000,000	2,367,320
North Carolina Medical Care Commission Health Care Facilities University Health System Series D (Health Revenue)	6.25	12-1-2033	8,500,000	9,593,355
North Carolina Medical Care Commission University Health System Eastern (Health Revenue)	6.00	12-1-2029	5,000,000	5,656,100

				18,996,963

Ohio: 0.57%
Akron OH Sewer System (Water & Sewer Revenue, Ambac Insured)	5.00	12-1-2016	1,500,000	1,610,955
Allen County OH Catholic Healthcare Series B (Health Revenue)	5.25	9-1-2027	3,825,000	4,110,575
Kings OH Local School District (GO, National/FGIC Insured)	7.50	12-1-2016	610,000	699,664
Kings OH Local School District (GO, National/FGIC Insured)	7.50	12-1-2016	155,000	159,050
Montgomery County OH Hospital Kettering Medical Center (Health Revenue, National Insured)	6.25	4-1-2020	2,500,000	2,891,650
Ohio Enterprise Bond Toledo Series 2A (IDR)	5.50	12-1-2019	2,150,000	2,398,497
Ohio Municipal Electric Generation Agency Refunding Joint Venture 5 Certificates of Beneficial Interest (Utilities Revenue, Ambac Insured)	5.00	2-15-2018	4,020,000	4,127,093
River South Authority Ohio Revenue Lazarus Building Redevelopment Series A (Miscellaneous Revenue)	5.75	12-1-2027	1,900,000	1,864,166

				17,861,650

Oklahoma: 0.42%
Comanche County OK Independent School District #4 Geronimo (GO)	6.25	8-15-2014	2,352,902	2,431,607
McGee Creek Authority Oklahoma Water Revenue (Water & Sewer Revenue, National Insured)	6.00	1-1-2023	5,000,000	5,627,800
Oklahoma City OK Industrial & Cultural Facilities Series B (Health Revenue, National Insured) ±(m)(n)	0.28	6-1-2019	5,350,000	5,162,750

				13,222,157

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Oregon: 0.27%
Deschutes County OR Hospital Facilities Authority Cascade Healthcare Community Incorporated Project (Health Revenue)	8.25%	1-1-2038	$4,500,000	$5,422,320
Klamath Falls OR Intercommunity Hospital Authority Sky Lakes Medical Center Project (Health Revenue)	5.00	9-1-2017	1,145,000	1,264,630
Klamath Falls OR Intercommunity Hospital Authority Sky Lakes Medical Center Project (Health Revenue)	5.00	9-1-2021	385,000	424,767
Klamath Falls OR Intercommunity Hospital Authority Sky Lakes Medical Center Project (Health Revenue)	5.00	9-1-2022	250,000	272,098
Western Generation Agency of Oregon Wauna Cogeneration Project Series B (Utilities Revenue)	5.00	1-1-2014	1,100,000	1,100,297

				8,484,112

Pennsylvania: 4.59%
Allegheny County PA Airport Authority Pittsburg International Airport (Airport Revenue, National/FGIC Insured)	5.00	1-1-2016	1,410,000	1,514,777
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A (Health Revenue)	5.63	8-15-2039	5,130,000	5,570,770
Allegheny County PA Hospital Development Authority West Pennsylvania Health System Project Series A (Health Revenue)	5.00	11-15-2013	6,775,000	6,449,123
Allegheny County PA IDA Propel Schools Homestead Project Series A (Education Revenue)	7.50	12-15-2029	2,235,000	2,266,893
Berks County PA Municipal Authority Phoebe-Devitt Homes Project Series A (Health Revenue) ø	0.76	5-1-2037	14,655,000	14,655,000
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue) ±	1.56	11-1-2039	20,000,000	20,505,200
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	6.25	12-15-2027	2,000,000	2,059,400
Chester County PA IDA Renaissance Academy Project Series A (Education Revenue)	5.63	10-1-2015	1,015,000	1,015,010
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.10	7-1-2013	425,000	425,204
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.20	7-1-2019	2,110,000	2,110,127
Delaware Valley PA Regional Financial Authority Local Government Public Improvements Project (Miscellaneous Revenue)	5.75	7-1-2032	13,610,000	14,489,887
Delaware Valley PA Regional Financial Authority Local Government Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	16,420,000	17,443,294
Delaware Valley PA Regional Financial Authority Local Government Series C (Miscellaneous Revenue, Ambac Insured)	7.75	7-1-2027	4,060,000	5,271,301
Delaware Valley PA Regional Financial Authority Series 2007C (Miscellaneous Revenue) ±	0.83	6-1-2027	6,400,000	5,190,080
Delaware Valley PA Regional Financial Authority Series C (Miscellaneous Revenue) ±	0.93	6-1-2037	1,500,000	1,034,760
Harrisburg PA Authority Resource Recovery Facility Series D1 (Resource Recovery Revenue, AGM Insured) ±	5.25	12-1-2033	10,000,000	10,006,200
Harrisburg PA Authority Resource Recovery Facility Series D2 (Resource Recovery Revenue, AGM Insured) ±	5.00	12-1-2033	4,875,000	4,868,809
Luzerne County PA Series E (GO, AGM Insured)	8.00	11-1-2027	135,000	158,063
McKeesport PA Area School District CAB (GO, State Aid Withholding, National Insured) ¤	0.00	10-1-2025	1,000,000	542,130
Penn Hills Municipality PA Series B (GO, Ambac Insured) ¤	0.00	12-1-2017	1,000,000	887,930
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, Ambac Insured)	5.00	12-1-2015	5,750,000	5,878,800

20	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Pennsylvania Finance Authority Penn Hills Project Series B (Miscellaneous Revenue, National/FGIC Insured) ¤	0.00%	12-1-2024	$3,790,000	$2,180,728
Pennsylvania Finance Authority Penn Hills Project Series B (Miscellaneous Revenue, National/FGIC Insured) ¤	0.00	12-1-2025	3,790,000	2,035,571
Pennsylvania Public School Building Authority Philadelphia School District Project (Miscellaneous Revenue, State Aid Withholding)	5.00	4-1-2024	3,000,000	3,256,590
Philadelphia PA Authority For Industrial Development Cultural & Commercial Corridors Program Series A (Miscellaneous Revenue, National/FGIC Insured)	5.00	12-1-2015	1,625,000	1,736,378
Philadelphia PA Authority For Industrial Development Cultural & Commercial Corridors Program Series A (Miscellaneous Revenue, National/FGIC Insured)	5.00	12-1-2016	680,000	738,426
Philadelphia PA Gas Works 1998 General Ordinance Series A (Utilities Revenue)	5.25	8-1-2017	3,340,000	3,698,048
Philadelphia PA IDA New Foundations Charter School Project (Education Revenue)	6.00	12-15-2027	300,000	306,726
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue, State Aid Withholding)	5.00	4-1-2022	2,000,000	2,224,940
Susquehanna PA Area Regional Airport Authority Series A (Airport Revenue)	5.00	1-1-2021	4,600,000	4,871,308
Wilkes Barre PA Finance Authority Wilkes University Project (Education Revenue)	5.00	3-1-2022	1,600,000	1,679,760

				145,071,233

Puerto Rico: 2.11%
Puerto Rico Electric Power Authority Series UU (Utilities Revenue) ±	0.70	7-1-2020	3,025,000	2,277,462
Puerto Rico Electric Power Authority Series UU (Utilities Revenue) ±	0.70	7-1-2018	3,960,000	3,187,404
Puerto Rico Highway & Transportation Authority Series AA (Transportation Revenue, National Insured)	5.50	7-1-2020	3,015,000	3,142,112
Puerto Rico Highway & Transportation Authority Series Z (Tax Revenue, AGM Insured)	6.00	7-1-2018	1,070,000	1,278,104
Puerto Rico Highway & Transportation Authority Series Z (Tax Revenue, AGM Insured)	6.00	7-1-2018	5,570,000	6,241,408
Puerto Rico PFOTER Series 4147 (Utilities Revenue, Dexia Credit Local LOC, FSA/FGIC Insured) ø	0.56	7-1-2033	46,785,000	46,785,000
Puerto Rico Public Buildings Authority Government Facilities Project Series C (Miscellaneous Revenue)	5.50	7-1-2013	900,000	900,270
University of Puerto Rico Series Q (Education Revenue)	5.00	6-1-2016	460,000	467,871
University of Puerto Rico Series Q (Education Revenue)	5.00	6-1-2017	2,550,000	2,568,029

				66,847,660

Rhode Island: 0.11%
Rhode Island Clean Water Finance Agency Cranston Wastewater Treatment System (Miscellaneous Revenue, National Insured)	5.80	9-1-2022	3,335,000	3,337,768

South Carolina: 1.50%
Allendale County SC School District Energy Savings Special Obligation (Miscellaneous Revenue, State Aid Withholding)	7.00	12-1-2013	290,000	292,572
Allendale County SC School District Energy Savings Special Obligation (Miscellaneous Revenue, State Aid Withholding)	8.50	12-1-2018	1,780,000	1,852,784
Berkeley County SC School District Installment Lease Securing Assets for Education (Miscellaneous Revenue)	5.25	12-1-2024	1,760,000	1,795,077
Calhoun County SC Solid Waste Disposal Facilities Eastman Kodak Company Project (IDR)	6.75	5-1-2017	400,000	477,732
Charleston SC Educational Excellence Finance Corporation Charleston County (Miscellaneous Revenue) (h)	5.25	12-1-2013	15,000,000	16,671,450

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

South Carolina (continued)
Cherokee County SC Scago Educational Facilities Corporation Cherokee School District #1 Series B (Miscellaneous Revenue, AGM Insured)	5.00%	12-1-2026	$2,295,000	$2,374,843
Cherokee County SC Scago Educational Facilities Corporation for Colleton School District (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2015	150,000	164,180
Columbia SC Parking Facilities (Transportation Revenue, Ambac Insured)	5.88	12-1-2013	540,000	542,360
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2014	1,281,290	1,148,087
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2015	1,385,405	1,076,764
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2016	121,679	88,942
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2017	164,621	109,952
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2018	181,929	102,921
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2019	198,059	98,978
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2020	215,428	99,903
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2021	255,522	111,477
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2022	270,213	105,534
Connector 2000 Association Incorporated CAB Series A1 (Transportation Revenue) ¤	0.00	1-1-2032	5,030,581	648,341
Connector 2000 Association Incorporated CAB Series A1 (Transportation Revenue) ¤	0.00	1-1-2042	8,447,671	524,854
Connector 2000 Association Incorporated CAB Series A1 (Transportation Revenue) ¤	0.00	7-22-2051	11,252,590	120,290
Connector 2000 Association Incorporated CAB Series B1 (Transportation Revenue) ¤	0.00	1-1-2032	2,384,072	34,331
Connector 2000 Association Incorporated CAB Series B1 (Transportation Revenue) ¤	0.00	7-22-2051	7,632,322	30,911
Kershaw County SC Public Schools Kershaw County School District Project (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2021	2,870,000	3,118,829
Kershaw County SC Public Schools Kershaw County School District Project (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2022	905,000	980,359
Kershaw County SC Public Schools Kershaw County School District Project (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2023	6,950,000	7,504,958
Lee County SC School Facilities Incorporated Series 2006 (Miscellaneous Revenue, Radian Insured)	6.00	12-1-2031	2,890,000	2,984,821
Newberry SC Newberry County School District Project (Miscellaneous Revenue)	5.25	12-1-2017	760,000	816,050
Piedmont SC Municipal Power Agency (Utilities Revenue, FGIC Insured)	6.75	1-1-2019	210,000	265,665
Piedmont SC Municipal Power Agency Series A (Utilities Revenue, FGIC Insured)	6.50	1-1-2014	290,000	299,051
South Carolina Education Assistance Authority Student Loan Series I (Education Revenue)	5.10	10-1-2029	2,390,000	2,491,121
Three Rivers SC Solid Waste Authority CAB Landfill Gas Project (Resource Recovery Revenue) ¤	0.00	10-1-2031	1,035,000	415,625

				47,348,762

South Dakota: 0.94%
Lower Brule Sioux Tribe South Dakota Series B (GO)	5.50	5-1-2019	2,000,000	1,681,160
Lower Brule Sioux Tribe South Dakota Series B (GO)	5.60	5-1-2020	1,440,000	1,180,786
Rapid City SD Series A (Airport Revenue)	6.75	12-1-2031	1,020,000	1,101,896
Rapid City SD Series A (Airport Revenue)	7.00	12-1-2035	750,000	813,533
Sisseton-Wahpeton Sioux Tribe South Dakota Lake Traverse Reservation (Miscellaneous Revenue)	7.00	11-1-2013	90,000	89,792
Sisseton-Wahpeton Sioux Tribe South Dakota Lake Traverse Reservation (Miscellaneous Revenue)	7.00	11-1-2023	1,290,000	1,170,482
South Dakota EDFA Pooled Loan Program Spearfish Forest Series A (Miscellaneous Revenue)	5.88	4-1-2028	2,350,000	2,543,852
South Dakota HEFA Sanford Health Project (Health Revenue)	5.50	11-1-2040	5,000,000	5,239,150
South Dakota HEFA Sanford Health Project Series E (Health Revenue)	5.00	11-1-2042	15,530,000	15,819,169

				29,639,820

22	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Tennessee: 1.36%
Clarksville TN Natural Gas Acquisition Corporation (Utilities Revenue)	5.00%	12-15-2020	$2,000,000	$2,171,980
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2024	6,360,000	6,717,623
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	2-1-2022	2,485,000	2,590,637
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2026	1,445,000	1,522,308
Tennessee Energy Acquisition Corporation Series B (Utilities Revenue)	5.63	9-1-2026	6,675,000	7,080,173
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2019	5,000,000	5,364,750
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2021	7,250,000	7,647,663
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2025	5,770,000	5,871,437
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2027	4,000,000	3,999,800

				42,966,371

Texas: 8.34%
Beasley TX Higher Education Finance Corporation Focus Learning Academy Series A (Education Revenue)	7.75	8-15-2041	2,000,000	2,182,760
Brazos TX Harbor Industrial Development Corporation Dow Chemical Company Project (IDR) ±	5.90	5-1-2038	6,150,000	6,575,580
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue, National/FGIC Insured) ¤	0.00	1-1-2016	440,000	468,842
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue)	5.75	1-1-2025	2,000,000	2,230,320
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2033	2,740,000	2,709,723
Dallas Fort Worth TX International Airport AMT Series D (Airport Revenue)	5.00	11-1-2038	22,500,000	22,370,400
Dallas Fort Worth TX International Airport Series B (Airport Revenue)	5.00	11-1-2035	10,000,000	10,023,700
Dallas Fort Worth TX International Airport Series B (Airport Revenue)	5.00	11-1-2037	2,500,000	2,573,175
Dallas Fort Worth TX International Airport Series B (Airport Revenue)	5.00	11-1-2038	8,000,000	8,228,080
Dallas TX Independent School District School Building (GO, Public School Fund Insured)	6.38	2-15-2034	10,000,000	11,811,300
Ector County TX Independent School District School Building (GO)	5.00	8-15-2036	10,355,000	11,291,196
Harris County TX Health Facilities Development Corporation Hospital Memorial Hermann Health Care Systems Series B (Health Revenue)	7.25	12-1-2035	11,000,000	14,232,900
Houston TX Housing Finance Corporation Cullen Park Apartments Series A (Housing Revenue, FNMA LIQ)	5.70	12-1-2033	965,000	977,188
Houston TX Water Conveyance Systems COP Series H (Miscellaneous Revenue, Ambac Insured)	7.50	12-15-2014	1,000,000	1,071,280
Houston TX Water Conveyance Systems COP Series H (Miscellaneous Revenue, Ambac Insured)	7.50	12-15-2015	1,400,000	1,551,186
La Vernia TX Higher Education Finance Corporation Series A (Education Revenue)	6.25	2-15-2017	620,000	671,900
La Vernia TX Higher Education Finance Lifeschools of Dallas Series A (Education Revenue)	6.25	8-15-2021	5,550,000	5,954,373
La Vernia TX Higher Education Finance Lifeschools of Dallas Series A (Education Revenue)	7.50	8-15-2041	6,500,000	7,239,635
Lewisville TX Combination Special Assessment Capital Improvement District 4 (Miscellaneous Revenue)	6.75	10-1-2032	2,300,000	2,342,343
Lewisville TX Combination Unrefunded Balance Refunding & Capital Special Assessment (Miscellaneous Revenue, ACA Insured)	6.13	9-1-2029	3,500,000	3,580,675
Lower Colorado TX River Authority Series A (Utilities Revenue)	5.00	5-15-2033	2,475,000	2,613,155
Lower Colorado TX River Authority Series A (Utilities Revenue)	5.00	5-15-2036	8,855,000	9,233,286
Lower Colorado TX River Authority Series A (Miscellaneous Revenue)	6.50	5-15-2037	5,000,000	5,371,350
Lower Colorado TX River Authority Unrefunded Balance (Miscellaneous Revenue)	7.25	5-15-2037	95,000	103,357
Newark TX ECFA A.W. Brown-Fellowship Leadership Academy Project Series A (Education Revenue)	6.00	8-15-2032	620,000	625,921

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Newark TX ECFA A.W. Brown-Fellowship Leadership Academy Project Series A (Education Revenue)	6.00%	8-15-2042	$2,330,000	$2,328,206
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue)	5.13	6-1-2022	1,735,000	1,822,357
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue)	5.13	6-1-2023	1,000,000	1,045,150
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue)	5.13	6-1-2024	750,000	778,530
Southeast Texas Housing Finance Corporation Mortgage-Backed Securities Program Series B (Housing Revenue, GNMA/FNMA Insured)	6.00	2-1-2036	439,375	461,941
Southeast Texas Housing Finance Corporation Mortgage-Backed Securities Program Series B (Housing Revenue, GNMA/FNMA Insured)	6.30	10-1-2035	218,496	227,413
Tarrant County TX Cultural Education Facilities Finance Corporation Air Force Village Obligation Group (Health Revenue)	5.00	5-15-2017	1,400,000	1,484,098
Tarrant County TX Cultural Education Facilities Finance Corporation Texas Health Resources Series A (Health Revenue)	5.00	2-15-2023	9,900,000	10,765,260
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	8-1-2021	6,765,000	7,498,732
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	8-1-2023	9,300,000	10,224,327
Texas Municipal Gas Acquisition & Supply Corporation (Utilities Revenue)	5.00	12-15-2028	10,000,000	10,037,200
Texas Municipal Gas Acquisition & Supply Corporation II Series A (Utilities Revenue) ±	0.88	9-15-2017	6,045,000	6,008,065
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2024	20,500,000	21,043,865
Texas Municipal Gas Acquisition & Supply Corporation III Series 2012 (Utilities Revenue)	5.00	12-15-2023	11,250,000	11,741,175
Texas Municipal Gas Acquisition & Supply Corporation III Series 2012 (Utilities Revenue)	5.00	12-15-2027	1,850,000	1,865,226
Texas Municipal Gas Acquisition & Supply Corporation III Series 2012 (Utilities Revenue)	5.00	12-15-2030	7,000,000	6,999,860
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.00	12-15-2016	510,000	552,095
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.25	12-15-2019	1,450,000	1,589,679
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.25	12-15-2024	5,365,000	5,797,312
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	19,380,000	19,272,053
Texas Municipal Gas Acquisition & Supply Corporation Series C (Utilities Revenue) ±	0.87	9-15-2027	5,000,000	4,119,150
Texas Municipal Power Agency (Utilities Revenue, National Insured) ¤	0.00	9-1-2015	40,000	39,303
Texas PFA Cosmos Foundation Series A (Education Revenue)	5.00	2-15-2018	1,515,000	1,559,390
Travis County TX Housing Finance Corporation Series A (Housing Revenue, GNMA Insured)	6.35	10-1-2034	425,613	433,023

				263,727,035

Utah: 0.56%
Spanish Fork City UT Charter School American Leadership Academy (Education Revenue) 144A	5.55	11-15-2021	1,370,000	1,375,343
Utah County UT Charter School Ronald Wilson Reagan Series A (Education Revenue)	5.75	2-15-2022	800,000	824,144
Utah State Charter School Finance Authority Early Light Academy Project (Education Revenue)	8.50	7-15-2046	6,480,000	7,209,454
Utah State Charter School Finance Authority Oquirrh Mountain Charter School Project (Education Revenue)	8.00	7-15-2030	2,075,000	2,233,343
Utah State Charter School Finance Authority Oquirrh Mountain Charter School Project (Education Revenue)	8.00	7-15-2041	3,910,000	4,192,693
West Valley City UT Charter School Monticello Academy (Education Revenue) 144A	6.38	6-1-2037	1,885,000	1,830,901

				17,665,878

24	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Vermont: 0.73%
Burlington VT International Airport Project Series A (Airport Revenue)	5.00%	7-1-2022	$6,150,000	$6,245,940
Vermont Student Assistance Corporation Education Loan Revenue Series B Class A2 (Education Revenue) ±	3.27	12-3-2035	16,800,000	16,914,912

				23,160,852

Virgin Islands: 1.07%
Virgin Islands PFA Matching Fund Loan Senior Lien Series 2010A (Tax Revenue)	5.00	10-1-2025	4,000,000	4,303,720
Virgin Islands PFA Matching Fund Loan Senior Lien Series A (Miscellaneous Revenue)	6.75	10-1-2037	5,750,000	6,443,335
Virgin Islands PFA Senior Lien Series A (Water & Sewer Revenue)	5.25	10-1-2018	435,000	449,820
Virgin Islands PFA Senior Lien Series A (Water & Sewer Revenue)	5.25	10-1-2019	300,000	309,918
Virgin Islands PFA Series B (Tax Revenue)	5.00	10-1-2025	5,150,000	5,404,307
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10-1-2018	8,860,000	9,648,186
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2022	7,000,000	7,397,670

				33,956,956

Virginia: 0.65%
Dulles VA Town Center CDA (Miscellaneous Revenue)	4.00	3-1-2018	2,025,000	2,002,624
Dulles VA Town Center CDA (Miscellaneous Revenue)	4.00	3-1-2019	1,590,000	1,549,630
Dulles VA Town Center CDA (Miscellaneous Revenue)	5.00	3-1-2021	1,395,000	1,404,444
Dulles VA Town Center CDA (Miscellaneous Revenue)	5.00	3-1-2022	1,100,000	1,099,076
Fairfax County VA Redevelopment & Housing Authority Housing for the Elderly Series A (Housing Revenue, FHA Insured)	6.00	9-1-2016	500,000	501,660
King & Queen County VA IDA Authority Public Facilities Lease King & Queen Courts Complex Series A (Miscellaneous Revenue, Radian Insured)	5.63	7-15-2017	820,000	821,394
Marquis VA CDA CAB Series C (Tax Revenue) ¤	0.00	9-1-2041	1,824,000	166,841
Marquis VA CDA Series B (Tax Revenue)	5.63	9-1-2041	1,310,000	1,059,685
Prince William County VA County Facilities (Miscellaneous Revenue)	5.00	10-1-2024	2,560,000	2,937,754
Reynolds Crossing VA CDA Reynolds Crossing Project (Miscellaneous Revenue)	5.10	3-1-2021	1,796,000	1,820,605
Riverside VA Regional Jail Authority (Miscellaneous Revenue)	5.00	7-1-2025	3,185,000	3,479,963
Suffolk VA Redevelopment & Housing Authority MFHR Hope Village Apartments Project (Housing Revenue, FNMA LIQ)	5.10	2-1-2014	170,000	170,541
Virginia Resources Authority Unrefunded Balance Series A (Utilities Revenue, National Insured)	5.50	5-1-2016	30,000	30,125
Watkins Centre VA CDA (Miscellaneous Revenue)	5.40	3-1-2020	940,000	920,363
Winchester VA IDA Winchester Medical Center Incorporated (Health Revenue, Ambac Insured)	5.50	1-1-2015	1,400,000	1,455,972
Winchester VA IDA Winchester Medical Center Incorporated (Health Revenue, Ambac Insured)	5.50	1-1-2015	1,010,000	1,050,380

				20,471,057

Washington: 0.45%
Port Seattle WA Seatac Fuel Facilities LLC Project (Miscellaneous Revenue)	5.00	6-1-2029	1,660,000	1,703,060
Port Seattle WA Seatac Fuel Facilities LLC Project (Miscellaneous Revenue)	5.00	6-1-2030	2,000,000	2,034,380
Port Seattle WA Seatac Fuel Facilities LLC Project (Miscellaneous Revenue)	5.00	6-1-2031	1,240,000	1,256,418
Port Seattle WA Seatac Fuel Facilities LLC Project (Miscellaneous Revenue)	5.00	6-1-2032	1,750,000	1,764,928
Spokane WA Housing Finance Commission Riverview Retirement Community Project (Health Revenue)	5.00	1-1-2023	2,060,000	2,063,090
Washington Health Care Facilities Central Washington Health Services (Health Revenue)	7.00	7-1-2039	5,000,000	5,480,900

				14,302,776

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Municipal Bond Fund	25

Security name	Interest rate	Maturity date	Principal	Value

West Virginia: 0.08%
Ohio County WV Fort Henry Center Financing District Series A (Tax Revenue)	5.00%	6-1-2015	$215,000	$217,784
West Virginia Hospital Finance Authority Improvement Series D (Health Revenue, AGM Insured)	5.50	6-1-2033	2,305,000	2,460,472

				2,678,256

Wisconsin: 1.14%
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue)	5.13	8-1-2015	295,000	295,112
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue)	5.63	8-1-2025	1,765,000	1,723,346
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue)	5.75	8-1-2035	1,565,000	1,466,515
Waukesha County WI Housing Authority The Arboretum Project (Housing Revenue) ±	5.00	12-1-2027	2,800,000	2,814,196
Wisconsin Airport Facilities PFA Senior Obligation Group Series B (Airport Revenue)	5.00	7-1-2022	14,430,000	14,883,968
Wisconsin HEFA Aurora Health Care Incorporated Series A (Health Revenue)	5.25	4-15-2024	1,000,000	1,077,740
Wisconsin HEFA Froedtert Health Series A (Health Revenue)	5.00	4-1-2042	5,440,000	5,459,584
Wisconsin HEFA Series M (Health Revenue, National Insured) ±(m)(n)	0.28	6-1-2019	7,000,000	6,755,000
Wisconsin Public Finance Authority Voyager Foundation Incorporated Project Series A (Education Revenue)	6.20	10-1-2042	1,815,000	1,705,628

				36,181,089

Wyoming: 0.07%
West Park Hospital District Wyoming Series B (Health Revenue)	6.50	6-1-2027	500,000	556,770
Wyoming CDA (Education Revenue)	6.50	7-1-2043	1,600,000	1,719,872

				2,276,642

Total Municipal Obligations (Cost $3,095,547,266)				3,138,514,888

	Yield		Shares
Short-Term Investments: 0.33%

Investment Companies: 0.33%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		10,463,009	10,463,009

Total Short-Term Investments (Cost $10,463,009)				10,463,009

Total investments in securities
(Cost $3,141,969,108) *	100.70%	3,184,166,297
Other assets and liabilities, net	(0.70)	(22,122,789)

Total net assets	100.00%	$3,162,043,508

26	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2013

(h)	Underlying security in inverse floater structure

(x)	Inverse floating rate security

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

%%	Security issued on a when-issued basis.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

¤	Security issued in zero coupon form with no periodic interest payments.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.
*	Cost for federal income tax purposes is $3,142,413,288 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$106,286,168
Gross unrealized depreciation	(64,533,159)

Net unrealized appreciation	$41,753,009

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 98.91%

Alabama: 1.88%
Alabama 21st Century Authority Tobacco Series A (Tobacco Revenue)	3.00%	6-1-2014	$2,500,000	$2,553,425
Alabama Health Care Authority for Baptist Health Series B (Health Revenue, AGM Insured) ±(m)	0.75	11-15-2037	13,425,000	13,425,000
Chatom AL Industrial Development Board Alabama Electric Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±	0.53	8-1-2037	14,550,000	14,549,855
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±	0.55	11-15-2038	47,500,000	47,496,675
Chatom AL Industrial Development Board Solid Refunding Power South Energy Series B (Utilities Revenue)	4.00	8-1-2013	5,845,000	5,862,652
Health Care Authority for Baptist Health Series B (Health Revenue) ø	0.60	11-1-2042	26,650,000	26,650,000
Mobile AL Industrial Development Board PCR Alabama Power Company Barry Plant (Utilities Revenue) ±	0.58	7-15-2034	6,750,000	6,751,418

				117,289,025

Alaska: 0.13%
Alaska Housing Finance Corporation Series D (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) ø	0.20	12-1-2041	5,885,000	5,885,000
Alaska Railroad Corporation Capital Grant Receipt Section 5307 & 5309 Formula Funds (Miscellaneous Revenue, National/FGIC Insured)	5.00	8-1-2015	2,000,000	2,156,080

				8,041,080

Arizona: 1.81%
Coconino County AZ Pollution Control Various Arizona Public Service Navajo Series A (Utilities Revenue) ±	3.63	10-1-2029	8,500,000	8,507,214
Maricopa County AZ Pollution Control Refunding Arizona Public Service Company Series E (IDR) ±	6.00	5-1-2029	1,000,000	1,039,220
Navajo Tribal Utility Authority Arizona Series A (Utilities Revenue)	2.50	9-1-2015	20,750,000	20,985,720
Phoenix AZ IDA (Housing Revenue)	1.38	6-1-2014	9,500,000	9,505,415
Phoenix AZ IDA Various Refunding Republic Services Incorporated Project (IDR) ø	0.57	12-1-2035	20,000,000	20,000,000
Scottsdale AZ IDA Healthcare Series F (Health Revenue, AGM Insured) ±(m)	0.70	9-1-2045	52,125,000	52,125,000
Tempe AZ IDA ASU Foundation Project (Miscellaneous Revenue, Ambac Insured)	5.00	7-1-2013	975,000	975,293

				113,137,862

Arkansas: 0.02%
Springdale AR Sales and Use Tax Refunding & Improvement (Tax Revenue)	2.00	11-1-2016	840,000	863,881
Springdale AR Sales and Use Tax Refunding & Improvement (Tax Revenue, AGM Insured)	4.00	7-1-2027	210,000	211,407

				1,075,288

California: 10.98%
California Department of Water Resources Center Valley Project Water System Series AL (Water & Sewer Revenue)	5.00	12-1-2013	8,000,000	8,163,360
California Department of Water Resources Center Valley Project Water System Series AL (Water & Sewer Revenue)	5.00	12-1-2014	2,000,000	2,134,540
California Department of Water Resources Center Valley Project Water System Series AM (Water & Sewer Revenue)	5.00	12-1-2014	3,000,000	3,201,810
California HFFA San Diego Hospital Series A (Health Revenue, National Insured) ±(m)(n)	0.13	7-15-2018	5,100,000	4,794,000

2	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Infrastructure & Economic Development Bank The J Paul Getty Trust Series A-1 (Miscellaneous Revenue) ±	0.56%	4-1-2038	$19,950,000	$20,004,464
California Infrastructure & Economic Development Bank The J Paul Getty Trust Series A-2 (Miscellaneous Revenue) ±	0.56	4-1-2038	2,900,000	2,907,917
California Infrastructure & Economic Development Bank The J Paul Getty Trust Series A-3 (Miscellaneous Revenue) ±	0.56	4-1-2038	38,400,000	38,504,832
California Municipal Finance Authority Republic Services (Resource Recovery Revenue) ø	0.45	9-1-2021	26,225,000	26,225,000
California PFOTER 4369 (GO, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø	0.48	8-1-2032	10,590,000	10,590,000
California Refunding Series A (Miscellaneous Revenue) ±	0.74	5-1-2033	73,000,000	73,313,170
California Series DCL 009 (GO, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø	0.47	8-1-2027	81,220,000	81,220,000
California Series DCL-011 (GO, Dexia Credit Local LOC, AGM Insured) ø	0.47	8-1-2027	5,985,000	5,985,000
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) ±(m)	0.76	7-1-2041	55,600,000	55,600,000
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured) ±(m)	0.50	7-1-2040	43,500,000	43,500,000
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) ±(m)	0.70	7-1-2040	21,950,000	21,950,000
California Statewide CDA Thomas Jefferson School Law Series B (Education Revenue)	4.88	10-1-2031	4,075,000	4,382,744
Contra Costa County CA Transportation Authority (Tax Revenue) ±	0.50	3-1-2034	29,000,000	29,089,900
Golden State Tobacco Securitization Corporation California Enhanced Asset Backed Series A (Tobacco Revenue, Ambac Insured)	4.00	6-1-2014	1,000,000	1,029,820
Golden State Tobacco Securitization Corporation California Series 2954 (Tobacco Revenue, Morgan Stanley Bank LIQ) ø	0.51	6-1-2047	25,000,000	25,000,000
Golden State Tobacco Securitization Corporation Tobacco Settlement ROC Series RR-II- R-11442 (Tobacco Revenue, AGC Insured, Citibank NA LIQ) ø	0.51	6-1-2035	17,645,000	17,645,000
Hemet CA Unified School District COP (Miscellaneous Revenue) ±	1.06	10-1-2036	11,150,000	11,155,687
Inland Valley CA Development Agency Series A (Tax Revenue) ø	4.00	3-1-2041	56,000,000	56,862,400
Irvine CA Improvement Bond Act 1915 Limited Obligation District 13-1 (Miscellaneous Revenue)	2.00	9-2-2014	1,000,000	1,010,680
Long Beach CA Bond Finance Authority Natural Gas Purchase Series A (Utilities Revenue)	5.00	11-15-2013	1,250,000	1,264,763
Long Beach CA Bond Finance Authority Natural Gas Purchase Series A (Utilities Revenue)	5.00	11-15-2014	2,340,000	2,424,404
Los Angeles CA Unified School District Series B (GO, JPMorgan Chase & Company LIQ) 144Aø	0.08	11-28-2013	4,000,000	4,000,000
Los Angeles County CA Metropolitan Transportation Authority Series A (Tax Revenue)	5.00	7-1-2015	3,000,000	3,271,950
Los Angeles County CA Metropolitan Transportation Authority Series A (Tax Revenue)	5.00	7-1-2016	3,280,000	3,687,638
Palomar Pomerado CA Health Care District COP Series A (Health Revenue, AGM Insured) ±(m)	0.75	11-1-2036	34,425,000	34,425,000
Palomar Pomerado CA Health Care District COP Series B (Health Revenue, AGM Insured) ±(m)	0.75	11-1-2036	32,375,000	32,375,000
Palomar Pomerado CA Health Care District COP Series C (Health Revenue, AGM Insured) ±(m)	0.75	11-1-2036	27,050,000	27,050,000
Sacramento CA SFMR PFOTER 2327 (Housing Revenue, FNMA/GNMA Insured, Dexia Credit Local SPA) ø	0.49	10-1-2023	8,420,000	8,420,000

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	3

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Sacramento CA Unified School District COP Series A (Miscellaneous Revenue, AGM Insured) ±	3.06%	3-1-2040	$22,755,000	$22,905,183
Tustin CA Community Facilities John Lang Homes (Tax Revenue)	5.38	9-1-2029	1,000,000	1,013,160
Washington Township CA Health Care District Series A (Health Revenue)	4.50	7-1-2013	290,000	290,084
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2014	305,000	316,175

				685,713,681

Colorado : 1.66%
Arapahoe County CO IDK Partners I Trust Series A Class A (Housing Revenue, GNMA Insured)	5.25	11-1-2019	44,532	44,854
Arkansas River Power Authority Colorado PFOTER PT-3575 (Utilities Revenue, Syncora Guarantee Incorporated Insured, Dexia Credit Local LIQ) 144Aø	0.54	10-1-2021	8,575,000	8,575,000
Colorado Health Facilities Authority Christian Living Community Series A (Health Revenue)	7.25	1-1-2019	260,000	271,697
Colorado Health Facilities Authority Christian Living Community Series A (Health Revenue)	8.25	1-1-2024	265,000	278,269
Colorado Health Facilities Authority Christian Living Community Series A (Health Revenue)	9.00	1-1-2034	1,760,000	1,854,811
Colorado Health Facilities Authority Covenant Retirement Community Series RC (Health Revenue)	3.00	12-1-2014	2,000,000	2,039,800
Colorado Health Facilities Authority Prerefunded Balance -2012-Catholic Series D2 (Health Revenue)	5.25	10-1-2038	340,000	346,229
Colorado Health Facilities Authority Unrefunded Balance-2012-Catholic Series D2 (Health Revenue)	5.25	10-1-2038	2,595,000	2,642,644
Colorado Mid-Cities Metropolitan District #1 Special Improvement RRB Series 2004-A (Tax Revenue, BNP Paribas LOC) ø	0.32	12-1-2020	1,460,000	1,460,000
Colorado Springs CO Utilities Sub Lien Improvement Series B (Utilities Revenue, Bayerische Landesbank SPA) ø	0.22	11-1-2036	46,750,000	46,750,000
Denver CO City & County Airport Sub Series F2 (Airport Revenue, AGM Insured) ±(m)	0.77	11-15-2025	8,925,000	8,925,000
Denver CO City & County Airport Sub Series G1 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.22	11-15-2025	15,000,000	15,000,000
Denver CO City & County Airport Sub Series G2 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.22	11-15-2025	6,250,000	6,250,000
E-470 Public Highway Authority of Colorado Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2013	4,850,000	4,833,268
E-470 Public Highway Authority of Colorado Series D2 (Transportation Revenue, National Insured) ±	5.00	9-1-2039	1,700,000	1,713,974
University of Colorado Enterprise System Series 2007-A (Education Revenue, National Insured, Dexia Credit Local LIQ) ø	0.41	6-1-2026	2,745,000	2,745,000

				103,730,546

Connecticut: 0.65%
Bridgeport CT Refunding Balance Series B (GO)	2.00	8-15-2013	4,225,000	4,233,957
Connecticut Development Authority PCR (Utilities Revenue) ±	1.25	9-1-2028	9,000,000	9,015,030
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	2.00	7-1-2013	2,065,000	2,065,268
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	4.00	7-1-2014	420,000	433,990
Connecticut Series A (GO) ±	0.76	3-1-2016	25,000,000	25,121,250

				40,869,495

4	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Delaware: 0.11%
Wilmington DE MFHR Lincoln Towers Series A (Housing Revenue, Local or Guaranty Housing Insured)	4.00%	7-15-2013	$7,000,000	$7,000,840

District of Columbia: 0.86%
District of Columbia Children’s Research Center (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.18	4-1-2038	5,935,000	5,935,000
District of Columbia Income Tax Refunding Secured Series B (Tax Revenue) ±	0.66	12-1-2015	30,000,000	30,003,600
District of Columbia Income Tax Refunding Secured Series E (Tax Revenue) ±	0.66	12-1-2015	5,000,000	5,000,600
District of Columbia Water & Sewer Authority Public Utility Index Sub Lien Sub Series B-1 (Water & Sewer Revenue) ±	0.54	10-1-2044	12,650,000	12,660,373

				53,599,573

Florida: 5.79%
Alachua County FL Health Facilities Authority Shands Healthcare Series B (Health Revenue)	5.00	12-1-2013	4,340,000	4,411,002
Austin Trust St. Petersburg FL Various Certificates Banc of America Series 2008-3029X (Utilities Revenue, National Insured, Bank of America NA LIQ) 144Aø	0.23	10-1-2035	5,400,000	5,400,000
Citizens Property Insurance Corporation of Florida (Miscellaneous Revenue, AGM Insured) ±	1.71	6-1-2014	62,000,000	62,626,820
Collier County FL IDA Naples Community Hospital Healthcare System Project (Health Revenue)	4.00	10-1-2013	1,065,000	1,074,202
Florida Department of Environment Everglades Restoration Class B (Tax Revenue, AGM Insured) ø	0.22	7-1-2027	39,295,000	39,295,000
Florida Department of Environment Florida Forever Series A (Tax Revenue, National/FGIC Insured)	5.00	7-1-2016	1,050,000	1,060,899
Florida PFOTER 4638 (Miscellaneous Revenue, Dexia Credit Local LIQ) 144Aø	0.41	7-1-2036	43,580,000	43,580,000
Florida Space Coast Infrastructure Agency I-95 Brevard County DBF Project (IDR)	3.00	12-15-2015	1,660,000	1,719,113
Gulf Breeze FL (Miscellaneous Revenue) ±	1.00	12-1-2020	9,000,000	9,002,610
Gulf Breeze FL Local Government Loan Series FG&H (Miscellaneous Revenue) ±	1.75	12-1-2020	7,500,000	7,478,400
Gulf Breeze FL Local Government Loan Series K (Miscellaneous Revenue) ±	1.40	12-1-2020	1,000,000	1,008,070
Lakeland FL Energy System (Utilities Revenue) ±	1.16	10-1-2014	13,350,000	13,444,652
Lee County FL Airport Refunding AMT Series A (Airport Revenue, AGM Insured)	5.00	10-1-2013	4,140,000	4,186,616
Marion County FL IDA Waste 2 Water Incorporated Project (IDR, SunTrust Bank LOC) ø	0.23	10-1-2026	810,000	810,000
Miami-Dade County FL Expressway Authority (Transportation Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.26	7-1-2018	1,725,000	1,725,000
Miami-Dade County FL Expressway Authority Series 2012 (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.80	8-1-2028	10,000,000	10,000,000
Miami-Dade County FL Expressway Authority Toll System Series DCL-2012-003 (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.80	3-8-2026	50,620,000	50,620,000
Miami-Dade County FL Expressway Authority Toll System Series DCL-2012-02 (Transportation Revenue, Dexia Credit Local LOC, Dexia Credit Local LIQ) 144Aø	0.80	10-13-2023	16,445,000	16,445,000
Miami-Dade County FL International Airport Aviation Series 2008-1139X (Airport Revenue, AGM Insured, Bank of America NA LIQ) 144Aø	0.38	10-1-2033	7,500,000	7,500,000
Miami-Dade County FL School Board Master Equipment Lease Purchase A (Miscellaneous Revenue) 144A	3.59	3-3-2016	8,245,859	8,287,254
Miami-Dade County FL School Board Series A (Miscellaneous Revenue) ±	5.00	5-1-2031	17,000,000	17,623,050
Okeechobee County FL Disposal Waste Management Landfill Series A (Resource Recovery Revenue) ø	0.65	7-1-2039	4,550,000	4,550,000
Orange County FL Health Facility Lakeside Health Facility (Health Revenue, SunTrust Bank LOC) ø	0.18	7-1-2027	3,285,000	3,285,000

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Palm Beach County FL Public Improvement COP (Miscellaneous Revenue) 144A	3.04%	2-1-2014	$6,298,674	$6,353,787
Pasco County FL School Board Certificates Series B (Miscellaneous Revenue, Ambac Insured) ±(m)	1.10	8-1-2030	23,625,000	23,625,000
Reedy Creek FL Series 2 (Utilities Revenue, National Insured)	5.25	10-1-2013	1,100,000	1,113,695
Saint Petersburg FL Health Facilities Authority All Childrens Series B (Health Revenue, Ambac Insured) ±(m)	0.75	11-15-2034	4,100,000	4,100,000
South Lake County FL South Lake Hospital Incorporated (Health Revenue)	4.00	10-1-2013	900,000	907,308
South Lake County FL South Lake Hospital Incorporated (Health Revenue)	5.50	10-1-2013	340,000	343,444
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10-1-2014	9,500,000	9,939,850

				361,515,772

Georgia: 1.97%
Atlanta GA Urban Residential Providence Cascade Apartment Project (Housing Revenue)	0.70	12-1-2015	9,500,000	9,533,155
Fulton County GA Development Authority Healthcare System Catholic East (Health Revenue)	5.00	11-15-2013	5,180,000	5,272,100
Georgia Series G (GO) ±	0.46	12-1-2026	106,305,000	106,251,848
Main Street Natural Gas Incorporated Gas Project Series B (Utilities Revenue)	5.00	3-15-2014	1,150,000	1,179,682
Metropolitan Atlanta GA Rapid Transit Authority Series P (Tax Revenue, Ambac Insured)	6.00	7-1-2013	685,000	685,329

				122,922,114

Illinois: 12.45%
BB&T Municipal Trust Class B (GO, Rabobank LOC) ±	0.41	1-1-2014	21,475,000	21,475,000
BB&T Municipal Trust Class C (GO, Rabobank LOC) ±	0.56	12-1-2015	37,685,000	37,631,864
Chicago IL Board of Education Certificates DCL-2012-001 (GO, Dexia Credit Local LOC, Dexia Credit Local LIQ) ø144A	0.95	12-1-2034	38,320,000	38,320,000
Chicago IL Board of Education Series A (GO, Ambac Insured)	5.25	12-1-2015	1,000,000	1,092,850
Chicago IL Board of Education Series A-1 (GO) ±	0.72	3-1-2026	44,750,000	44,758,950
Chicago IL Board of Education Series A2 (GO) ±	0.81	3-1-2035	72,320,000	72,529,005
Chicago IL Finance Authority Columbia College (Education Revenue)	4.00	12-1-2014	1,560,000	1,606,582
Chicago IL Finance Authority Columbia College (Education Revenue)	5.00	12-1-2013	1,485,000	1,505,968
Chicago IL O’Hare International Airport ROC RR-II-R-605PB (Airport Revenue, AGM/FGIC Insured, Citibank NA LIQ) ø	0.26	1-1-2014	20,030,000	20,030,000
Chicago IL Series A (GO, AGM Insured)	5.00	1-1-2016	2,000,000	2,113,260
Illinois (GO) %%	2.50	7-1-2017	3,000,000	3,036,720
Illinois (GO)	3.00	8-1-2013	17,500,000	17,543,050
Illinois (GO)	4.00	3-1-2014	6,000,000	6,127,620
Illinois (GO) %%	4.00	7-1-2015	12,000,000	12,674,760
Illinois (GO) %%	4.00	7-1-2016	10,000,000	10,668,800
Illinois (GO, Ambac Insured)	5.00	4-1-2014	855,000	881,753
Illinois (GO) %%	5.00	7-1-2017	10,000,000	11,103,400
Illinois Development Finance Authority Revenue DePaul University Series C (Education Revenue)	5.50	10-1-2013	240,000	243,223
Illinois Finance Authority Children’s Memorial Hospital Series A (Health Revenue, AGM Insured, Bank of America NA LIQ) 144Aø	0.30	8-15-2047	28,550,000	28,550,000
Illinois Finance Authority Revenue DePaul University (Education Revenue)	5.00	10-1-2016	1,850,000	2,073,147
Illinois Finance Authority Swedish Covenant Series A (Health Revenue)	4.00	8-15-2013	1,405,000	1,409,903
Illinois ROC RR-II-R 11526 (GO, National Insured, Citibank NA LIQ) ø	0.56	4-1-2014	3,750,000	3,750,000
Illinois Series B (Miscellaneous Revenue, DEPFA Bank plc SPA) ø	2.00	10-1-2033	179,220,000	179,220,000

6	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Toll Highway Authority Series A1 (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.42%	1-1-2031	$50,000,000	$50,000,000
Illinois Toll Highway Authority Series A2 (Transportation Revenue, AGM Insured, PNC Bank NA SPA) ø	0.42	1-1-2031	65,465,000	65,465,000
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured) ø	0.43	1-1-2016	5,000,000	5,000,000
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured) ø	0.43	1-1-2017	26,000,000	26,000,000
Illinois Unemployment Insurance Fund Series A (Miscellaneous Revenue)	4.00	12-15-2014	1,000,000	1,052,890
Illinois Unemployment Insurance Fund Series A (Miscellaneous Revenue)	4.00	12-15-2015	2,750,000	2,967,745
Illinois Unemployment Insurance Fund Series A (Miscellaneous Revenue)	5.00	12-15-2013	6,000,000	6,132,360
Illinois Unemployment Insurance Fund Series A (Miscellaneous Revenue)	5.00	6-15-2014	6,900,000	7,211,673
Illinois Unemployment Insurance Fund Series A (Miscellaneous Revenue)	5.00	12-15-2014	7,310,000	7,803,206
Illinois Unemployment Insurance Fund Series A (Miscellaneous Revenue)	5.00	6-15-2015	10,100,000	10,958,096
Illinois Unemployment Insurance Fund Series A (Miscellaneous Revenue)	5.00	12-15-2015	5,010,000	5,528,786
Lake County IL Community High School District #117 CAB Series B (GO, National/FGIC Insured) ¤	0.00	12-1-2015	6,545,000	6,293,868
Metropolitan Pier & Exposition Capital Appreciation Refunding McCormick Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2014	14,350,000	14,093,996
Regional Transportation Authority Illinois Refunding Balance Series B (Tax Revenue, GO of Authority Insured) ø	0.50	6-1-2025	44,305,000	44,305,000
Rock Island County IL Metropolitan Airport Authority Refunding Series A (GO, AGM Insured)	3.80	12-1-2015	2,505,000	2,613,091
Rosemont IL CAB Series A (GO, National/FGIC Insured) ¤	0.00	12-1-2014	3,750,000	3,690,113

				777,461,679

Indiana: 3.34%
Indiana Bond Bank Common School Fund Advance Purchase Funding A (Miscellaneous Revenue, Ambac Insured)	5.00	2-1-2014	505,000	519,039
Indiana Bond Bank Special Program Gas Revenue (Utilities Revenue, JPMorgan Chase & Company LIQ) 144Aø	0.21	4-15-2017	14,295,000	14,295,000
Indiana Finance Authority Republic Services Incorporated Project Series B (Resource Recovery Revenue) ø	0.42	5-1-2028	5,000,000	5,000,000
Indiana Finance Authority Various Lease Appropriation A-2 (Miscellaneous Revenue) ±	0.55	2-1-2035	62,100,000	62,231,652
Indiana Finance Authority Various Lease Appropriation A-3 (Miscellaneous Revenue) ±	0.55	2-1-2035	54,000,000	54,114,480
Posey County IN Economic Development Midwest Fertilizer Corporation (IDR) ±%%	0.75	7-1-2046	72,500,000	72,499,275

				208,659,446

Kentucky: 0.78%
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Airport Revenue, National Insured)	5.63	3-1-2015	2,000,000	2,007,680
Kentucky Higher Education Student Loan Corporation Series 1 Class A-1 (Education Revenue, Guaranteed Student Loans) ±	0.77	5-1-2020	2,020,000	2,009,678
Northern Kentucky Water Service District BAN (Water & Sewer Revenue)	2.00	9-1-2013	19,240,000	19,249,620
Pikeville KY Hospital Revenue BAN Improvement (Health Revenue)	3.00	9-1-2013	25,035,000	25,121,120
Warren County KY School District Finance (Miscellaneous Revenue)	4.00	2-1-2014	250,000	255,115

				48,643,213

Louisiana: 3.12%
East Baton Rouge Parish LA Sewerage Commission Series A (Water & Sewer Revenue) ±	0.94	2-1-2046	82,170,000	82,223,411
Ernest N. Morial Convention Center New Orleans LA Exhibit Hall Authority (Tax Revenue)	2.00	7-15-2013	4,050,000	4,053,119
Jefferson Parish LA Hospital Service District #2 Refunding East Jefferson General Hospital (Health Revenue)	3.00	7-1-2013	1,945,000	1,945,272

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Louisiana (continued)
Louisiana Local Government Environmental & Community Development Authority Summit House Live Oak Manor (Housing Revenue) ±	0.70%	3-1-2016	$6,500,000	$6,480,435
Morehouse Parish LA PCR International Paper Company Project Series A (Resource Recovery Revenue)	5.25	11-15-2013	6,035,000	6,120,757
New Orleans LA (GO, FGIC Insured)	5.50	12-1-2013	750,000	764,408
Orleans Parish LA Parishwide School District (GO, FGIC Insured) ¤	0.00	2-1-2015	7,715,000	7,147,022
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A1 (IDR) ø	0.33	11-1-2040	60,000,000	60,000,000
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series B1 (IDR) ø	0.30	11-1-2040	26,000,000	26,000,000

				194,734,424

Maryland: 0.07%
Baltimore County MD Economic Development Revenue Blue Circle Incorporated Project (IDR, BNP Paribas LOC) ø	0.55	12-1-2017	4,600,000	4,600,000

Massachusetts: 2.49%
Essex MA North Shore Agricultural & Technical School District (GO)	2.00	8-30-2013	19,000,000	19,044,460
Massachusetts Consolidated Loan Series A (GO) ±	0.51	9-1-2015	5,000,000	5,000,250
Massachusetts Development Finance Agency Partners Healthcare Series K-3 (Health Revenue) ±	0.71	7-1-2038	32,720,000	32,719,673
Massachusetts HEFA Partners Healthcare Series G-2 (Health Revenue, AGM Insured) ±(m)	0.58	7-1-2042	29,585,000	29,585,000
Massachusetts HEFA Series G (Health Revenue)	4.00	7-1-2013	3,850,000	3,850,924
Massachusetts HFA Construction Loan Notes Series C-1 (Housing Revenue)	1.00	12-1-2013	5,025,000	5,025,854
Massachusetts Municipal Wholesale Electric Company Power Supply System Project 6 Series A (Miscellaneous Revenue)	5.00	7-1-2013	2,215,000	2,215,864
Massachusetts Refinance Series A (GO) ø	0.54	2-1-2014	14,000,000	14,000,000
Massachusetts Refunding Balance Series A (GO) ±	0.54	2-1-2016	13,000,000	13,001,040
Massachusetts Water Resources Authority Series D Class 6 (Water & Sewer Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø	0.36	8-1-2025	4,965,000	4,965,000
Massachusetts Water Resources Authority Series DCL 005 (Water & Sewer Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø	0.36	8-1-2025	25,900,000	25,900,000

				155,308,065

Michigan: 2.40%
Bishop International Airport Authority Michigan Refunding Balance Series B (Airport Revenue)	2.50	12-1-2013	1,105,000	1,106,182
Detroit MI City School District Series DC8032 (GO, Dexia Credit Local LOC, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) ø	0.19	5-1-2029	11,330,000	11,330,000
Detroit MI City School District Series DCL 045 (GO, Dexia Credit Local LOC, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) ø	0.29	5-1-2030	12,645,000	12,645,000
Detroit MI Sewage Disposal Revenue Second Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2013	1,000,000	1,000,220
Detroit MI Sewage Disposal Revenue Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2013	10,000,000	10,002,200
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2013	345,000	345,135
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2013	530,000	530,117
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue)	5.00	7-1-2014	1,710,000	1,738,078
Michigan Comprehensive Transportation PFOTER 2754 (Tax Revenue, AGM Insured, Dexia Credit Local LIQ) ø	0.44	5-15-2023	1,075,000	1,075,000

8	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Finance Authority Detroit School District (Miscellaneous Revenue)	5.00%	6-1-2014	$3,700,000	$3,835,790
Michigan Finance Authority Local Government Loan Program Series C (Miscellaneous Revenue)	3.00	11-1-2014	1,000,000	1,027,090
Michigan Finance Authority Local Government Loan Program Series C (Miscellaneous Revenue)	5.00	11-1-2015	1,500,000	1,623,450
Michigan Finance Authority Refunding Hospital Oakwood Obligation (Health Revenue)	3.00	11-1-2013	1,025,000	1,033,774
Michigan Finance Authority School District (Miscellaneous Revenue)	5.00	6-1-2015	2,700,000	2,879,064
Michigan Finance Authority Unemployment Obligation Assessment Series A (Miscellaneous Revenue)	5.00	7-1-2014	5,000,000	5,241,100
Michigan Hospital Finance Authority Oakwood Obligated Group (Health Revenue)	5.50	11-1-2013	6,040,000	6,142,257
Michigan State Strategic Fund Obligation Dow Chemical Series B2 (IDR)	6.25	6-1-2014	3,000,000	3,125,970
Michigan Strategic Fund Limited Obligation Adjusted Refunding Balance Detroit Edison Series ET-1 (Utilities Revenue) ø	5.25	8-1-2029	2,150,000	2,261,521
Michigan Strategic Fund Limited Obligation Waste Management (Resource Recovery Revenue) ±	2.80	12-1-2013	1,000,000	1,004,330
Saline MI School District (GO, Qualified School Board Loan Fund Insured) ±	0.61	5-1-2030	17,100,000	17,210,637
University of Michigan Series F (Education Revenue) ±	0.46	4-1-2043	42,470,000	42,476,371
Waterford MI School District (GO)	1.00	9-24-2013	10,000,000	10,006,300
Wayne County MI Airport Authority Detroit Metropolitan Airport Series B (Airport Revenue)	5.00	12-1-2013	3,710,000	3,781,826
Wayne County MI Airport Authority Detroit Metropolitan Airport Series C (Airport Revenue)	5.00	12-1-2013	3,830,000	3,904,149
Wayne County MI Airport Authority Revenue Detroit Metropolitan Airport Series D (Airport Revenue)	3.00	12-1-2013	4,570,000	4,614,740

				149,940,301

Minnesota: 0.36%
Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics AII Series (Miscellaneous Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.35	8-15-2037	10,795,000	10,795,000
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, Ambac Insured) ±(m)(n)	0.11	11-15-2017	10,300,000	9,862,250
Minnesota HEFA (Education Revenue)	3.00	10-1-2013	500,000	501,735
St. Paul MN Housing & RDA Allina Health System Series A-1 (Health Revenue)	5.00	11-15-2013	1,500,000	1,525,830

				22,684,815

Missouri: 0.59%
Missouri HEFA Freeman Health System (Health Revenue)	5.00	2-15-2016	1,020,000	1,111,453
Missouri Illinois Bi-State Development Agency Metropolitan Cross Country Series B (Tax Revenue)	4.00	10-15-2013	14,230,000	14,372,869
PFOTER Series 4085 (Airport Revenue) ø	0.56	7-1-2022	11,260,000	11,260,000
St. Louis MO PFOTER 3584 (Airport Revenue, National Insured, Dexia Credit Local LIQ) ø	0.51	7-1-2030	10,240,000	10,240,000

				36,984,322

Nebraska: 0.43%
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12-1-2013	19,280,000	19,569,393
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12-1-2014	7,290,000	7,555,793

				27,125,186

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Nevada: 0.45%
Clark County NV Airport Revenue ROC RR-II-R 11823 (Airport Revenue, Citibank NA LIQ) 144Aø	0.26%	1-1-2018	$8,250,000	$8,250,000
Nevada Refunding Colorado River Commission Hoover Series E (GO)	4.00	10-1-2013	1,975,000	1,994,237
Nevada Refunding Colorado River Commission Hoover Series E (GO)	5.00	10-1-2014	3,150,000	3,334,338
Washoe County NV (GO, Dexia Credit Local LIQ) 144Aø	0.36	12-10-2030	14,730,000	14,730,000

				28,308,575

New Hampshire: 0.07%
New Hampshire Health & Education Catholic Medical Center (Health Revenue)	4.00	7-1-2015	1,200,000	1,261,824
New Hampshire Turnpike System (Transportation Revenue)	4.00	10-1-2013	3,085,000	3,114,801

				4,376,625

New Jersey: 5.77%
Atlantic City NJ (GO, National Insured)	5.00	8-15-2013	1,360,000	1,367,752
Avon By The Sea NJ (GO)	1.38	9-27-2013	6,000,000	6,007,080
Beach Haven NJ BAN (GO)	1.25	5-15-2014	4,626,000	4,643,024
Carlstadt-East Rutherford NJ Regional School District (GO)	1.38	10-4-2013	4,000,000	4,006,080
Carlstadt-East Rutherford NJ Regional School District (GO)	1.50	10-4-2013	2,000,000	2,003,680
Clinton NJ BAN (GO)	1.50	8-23-2013	3,693,935	3,697,924
East Orange NJ Capital Improvement Series A (GO, State Aid Withholding, AGM Insured)	3.00	6-1-2017	1,420,000	1,480,506
East Orange NJ Capital Improvement Series A (GO, State Aid Withholding, AGM Insured)	4.00	6-1-2018	650,000	703,833
East Rutherford NJ BAN (GO)	2.00	3-20-2014	1,496,000	1,504,123
East Rutherford NJ BAN (GO)	2.00	3-20-2014	1,008,000	1,013,473
Freehold Borough NJ BAN (GO)	1.50	12-18-2013	5,637,000	5,659,153
Hudson County NJ Improvement Authority Series M-1 (Miscellaneous Revenue, County Guaranty Insured)	1.50	8-7-2013	7,000,000	7,008,330
Kearny NJ BAN (GO)	1.50	8-15-2013	4,825,000	4,830,066
Kearny NJ BAN (GO)	1.50	8-15-2013	10,384,000	10,393,657
Kearny NJ BAN (GO)	1.50	12-20-2013	1,000,000	1,003,980
Linden NJ BAN (GO)	1.25	5-6-2014	6,466,870	6,499,980
Long Branch NJ BAN (GO)	1.50	12-27-2013	5,000,000	5,022,200
Long Branch NJ BAN (GO)	1.50	2-14-2014	10,000,000	10,038,900
Neptune Township NJ (GO)	1.50	11-19-2013	5,100,000	5,117,238
New Jersey Economic Development Authority International Center for Public Health Project (Miscellaneous Revenue, Ambac Insured)	6.00	6-1-2032	3,000,000	3,002,460
New Jersey EDA (Miscellaneous Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) ø	0.29	12-15-2020	10,565,000	10,565,000
New Jersey EDA Cigarette Tax (Tobacco Revenue)	5.00	6-15-2014	2,500,000	2,599,975
New Jersey EDA El Dorado Series A (IDR) ø	1.00	12-1-2021	6,100,000	6,100,000
New Jersey EDA School Facilities Construction (Miscellaneous Revenue) ±	0.64	2-1-2015	12,000,000	12,038,040
New Jersey EDA Series E (Miscellaneous Revenue, State Appropriations Insured) ±	1.76	2-1-2016	59,540,000	60,988,608
New Jersey HCFR Barnabas Health Series A (Health Revenue)	5.00	7-1-2013	1,035,000	1,035,362
New Jersey HCFR Barnabas Health Series A (Health Revenue)	5.00	7-1-2014	14,820,000	15,363,005
New Jersey HCFR RWJ Health Care Corporation Series B (Health Revenue, Radian Insured)	5.00	7-1-2013	1,000,000	1,000,340
New Jersey Health Care Trinatas Hospital (Health Revenue)	4.80	7-1-2013	3,530,000	3,531,236
New Jersey Higher Education Assistance Authority Senior Series 1A (Education Revenue)	3.00	12-1-2014	1,000,000	1,030,630

10	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey Higher Education Assistance Authority Senior Series 1A (Education Revenue)	4.00%	12-1-2015	$2,000,000	$2,121,680
New Jersey Higher Education Assistance Authority Student Loan Series FFELP Class A-1 (Education Revenue) ±	0.58	6-1-2020	4,450,000	4,418,316
New Jersey PFOTER (GO, Dexia Credit Local LIQ) 144Aø	0.46	12-15-2021	13,140,000	13,140,000
New Jersey PFOTER 4709 (Miscellaneous Revenue, Dexia Credit Local LIQ)144Aø	0.48	9-1-2029	41,600,000	41,600,000
New Jersey Transit Corporation Certificates Subordinated Federal Transit Administration Grants Series B (Miscellaneous Revenue)	5.75	9-15-2013	10,000,000	10,045,400
New Jersey TTFA PFOTER 109 (Transportation Revenue, Dexia Credit Local LOC, FGIC Insured, Dexia Credit Local SPA) ø	0.48	12-15-2030	50,435,000	50,435,000
New Jersey TTFA ROC RR-II-R 11939 (Transportation Revenue, Citibank NA LIQ) 144Aø	0.41	12-15-2020	6,700,000	6,700,000
Newark NJ BAN Series D (GO)	2.00	12-11-2013	2,500,000	2,511,500
Newark NJ Special Emergency Notes Series G (GO)	2.00	12-11-2013	1,080,000	1,083,488
Palmyra NJ BAN Series A (GO)	1.25	5-7-2014	7,334,700	7,372,400
Paterson NJ Special Emergency Notes (GO)	2.00	6-4-2014	6,236,000	6,258,886
Perth Amboy NJ General Improvement Public Safety (GO, AGM Insured)	2.00	3-15-2014	1,505,000	1,521,736
Seaside Heights NJ BAN Series C (GO)	1.25	8-2-2013	3,202,862	3,203,951
Seaside Heights NJ Series A (GO)	1.50	1-31-2014	11,011,366	11,041,317

				360,709,309

New Mexico: 0.06%
Pueblo of Sandia New Mexico Series A (GO) ø	1.56	3-1-2015	3,735,000	3,735,000

New York: 21.36%
Binghamton NY BAN Series A (GO)	1.25	1-31-2014	19,258,214	19,362,979
Board Cooperative Educational Services New York Sole RAN (Miscellaneous Revenue)	1.25	7-26-2013	17,000,000	17,007,650
Brasher Falls NY Central School District BAN Series A (GO, State Aid Withholding)	1.50	7-23-2013	4,000,000	4,002,200
Churchville NY BAN (GO)	1.50	7-3-2013	2,475,000	2,475,173
Deutsche Bank Spears Lifers Trust Series DB 1087 (GO, HUD Insured) ø144A	0.68	12-1-2029	20,940,000	20,940,000
Deutsche Bank Spears Lifers Trust Series DB 1088 (GO, HUD Insured) ø144A	0.68	9-1-2029	12,930,000	12,930,000
Deutsche Bank Spears Lifers Trust Series DB 1089 (GO, HUD Insured) ø144A	0.68	6-1-2030	15,125,000	15,125,000
Deutsche Bank Spears Lifers Trust Series DB 1099 (GO, HUD Insured) 144Aø	0.26	7-1-2022	11,840,000	11,840,000
Deutsche Bank Spears Lifers Trust Series DB 1100 (GO, HUD Insured) 144Aø	0.26	7-1-2022	9,975,000	9,975,000
Freeport NY Series C (GO)	1.50	5-7-2014	5,369,300	5,410,644
Glen Cove NY BAN Series A (GO)	2.38	1-10-2014	3,846,926	3,859,429
Glen Cove NY Series E (GO)	1.50	4-11-2014	2,964,030	2,975,886
Guilderland NY IDA Wildwood Project Series A (Miscellaneous Revenue, KeyBank NA LOC) ø	0.19	7-1-2032	2,105,000	2,105,000
Long Island NY Power Authority Series I (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ø	0.27	12-1-2029	27,760,000	27,760,000
Long Island NY Power Authority Series O (Utilities Revenue, AGM Insured, Dexia Credit Local SPA) ø	0.27	12-1-2029	7,000,000	7,000,000
Metropolitan Transportation Authority New York Dedicated Tax Fund Sub Series B-4 (Transportation Revenue, KBC Bank NV LOC) ø	0.31	11-1-2025	5,500,000	5,500,000
Metropolitan Transportation Authority New York Series 2006-B ROC RR-II-R-11711 (Transportation Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.21	11-15-2027	23,300,000	23,300,000
Metropolitan Transportation Authority New York Series 2012A-1 (Transportation Revenue) ø	0.25	11-15-2041	42,500,000	42,500,000
Metropolitan Transportation Authority New York Series A-3 (Transportation Revenue) ±	0.45	11-15-2042	50,000,000	50,004,500

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
Metropolitan Transportation Authority New York Sub Series B-3B (Miscellaneous Revenue) ±	0.61%	11-1-2030	$13,720,000	$13,716,570
Metropolitan Transportation Authority New York Sub Series G-1 (Transportation Revenue) ±	0.55	11-1-2032	5,750,000	5,743,905
Metropolitan Transportation Authority New York Sub Series G-2 (Transportation Revenue) ±	0.66	11-1-2032	34,000,000	33,927,580
Monroe County NY Industrial Development Corporation St. John Fisher College Series A (Education Revenue)	4.00	6-1-2015	845,000	881,377
Nassau County NY TAN Series B (GO)	2.00	9-30-2013	21,000,000	21,084,420
New York Dormitory Authority Lease State University Dormitory Facilities Series B (Education Revenue, Syncora Guarantee Incorporated Insured) ±	5.25	7-1-2032	1,700,000	1,700,680
New York Dormitory Authority Rochester General Hospital (Health Revenue, Radian Insured)	5.00	12-1-2014	3,275,000	3,494,032
New York Dormitory Authority Rochester General Hospital (Health Revenue, Radian Insured)	5.00	12-1-2025	6,990,000	7,701,862
New York Dormitory Authority Rochester General Hospital (Health Revenue, Radian Asset Assurance Insured)	5.00	12-1-2035	18,210,000	20,064,506
New York Dormitory Authority Series B (Education Revenue)	5.00	7-1-2013	1,750,000	1,750,665
New York Dormitory Authority Series B (Education Revenue)	5.00	7-1-2015	1,000,000	1,074,670
New York Energy R&D Authority Niagara Series A (Resource Recovery Revenue, Ambac Insured) ±(m)	0.47	10-1-2013	37,610,000	37,610,000
New York Energy R&D Authority PCR Keyspan Generation Series A (IDR, Ambac Insured) ±(m)	0.90	10-1-2028	3,725,000	3,725,000
New York Energy R&D Authority Series A (Resource Recovery Revenue, Ambac Insured) ±(m)(n)	0.48	7-1-2015	26,800,000	26,800,000
New York Environmental Facilities Waste Management Incorporated Project Series A (Resource Recovery Revenue)	0.55	7-1-2017	4,150,000	4,150,000
New York Highway Authority PFOTER Series 31334X (Transportation Revenue, AGM Insured, Morgan Stanley Bank LIQ) 144Aø	0.23	1-1-2032	5,000,000	5,000,000
New York Housing Finance Agency Series A (Housing Revenue)	1.05	11-1-2013	1,720,000	1,720,533
New York Local Government Assistance Corporation Refinance Sub Lien Series A-10V (Tax Revenue, AGM Insured) ±(m)(n)	0.06	4-1-2017	60,400,000	59,645,000
New York NY Adjusted Fiscal 2008 Sub Series A-4 (GO, AGM Insured) ±(m)	0.65	8-1-2026	46,175,000	46,175,000
New York NY Adjusted Fiscal 2008 Sub Series C4 (GO, AGM Insured) ±(m)	0.75	10-1-2027	67,350,000	67,350,000
New York NY Adjusted Fiscal 2008 Sub Series J5 (GO, Dexia Credit Local SPA) ø	0.40	8-1-2028	25,000,000	25,000,000
New York NY Fiscal 2008 Subseries A-3 (GO, AGM Insured) ±(m)	0.72	8-1-2026	6,700,000	6,700,000
New York NY Industrial Development Agency Refunding Senior Trips Series A (Airport Revenue)	5.00	7-1-2013	1,000,000	1,000,220
New York NY Industrial Development Agency Refunding Senior Trips Series A (Airport Revenue)	5.00	7-1-2014	1,750,000	1,787,223
New York NY Industrial Development Agency Refunding Senior Trips Series A (Airport Revenue)	5.00	7-1-2015	1,920,000	1,991,251
New York NY Municipal Water Finance Authority Adjusted 2nd Generation Resolution Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.40	6-15-2032	15,000,000	15,000,000
New York NY Series J Sub Series J-2 (GO, AGM Insured) ±(m)	0.60	6-1-2036	22,525,000	22,525,000
New York NY Series J Sub Series J-3 (GO, AGM Insured) ±(m)	0.70	6-1-2036	30,350,000	30,350,000
New York NY Sub Series A-6 (GO, AGM Insured, Dexia Credit Local SPA) ø	0.40	11-1-2026	4,395,000	4,395,000
New York NY Sub Series J-8 (GO) ±	0.44	8-1-2021	10,000,000	10,085,400
New York NY Sub Series L-5 (GO, Dexia Credit Local SPA) ø	0.39	4-1-2035	22,000,000	22,000,000
New York NY Transitional Finance Authority NYC Recovery Series 3 (Tax Revenue, Dexia Credit Local SPA) ø	0.40	11-1-2022	29,365,000	29,365,000

12	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY Transitional Finance Authority Series 3 Sub Series 3C (Tax Revenue, Dexia Credit Local SPA) ø	0.40%	11-1-2022	$8,180,000	$8,180,000
New York NY Transitional Finance Authority Subseries 2-B (Tax Revenue, Dexia Credit Local SPA) ø	0.37	11-1-2022	32,950,000	32,950,000
New York Urban Development Corporation COP James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	31,860,000	32,015,795
Norfolk NY BAN (GO)	1.50	7-19-2013	2,400,000	2,400,600
Oyster Bay NY Series A (GO)	1.50	3-7-2014	65,260,000	65,734,440
Oyster Bay NY Series B (GO)	3.00	8-9-2013	75,255,000	75,458,189
Ramapo NY BAN Refunding (GO)	4.70	5-28-2014	6,000,000	6,056,700
Rockland County NY (GO)	2.25	3-14-2014	16,175,000	16,277,226
Rockland County NY (GO)	2.25	3-14-2014	9,000,000	9,056,880
Rockland County NY (GO)	3.50	10-1-2013	1,352,000	1,360,626
Rockland County NY (GO, National/FGIC Insured)	3.50	1-15-2014	745,000	756,637
Rockland County NY (GO)	3.50	10-1-2014	1,340,000	1,378,565
Rockland County NY (GO)	3.50	10-1-2015	1,365,000	1,418,180
Rockland County NY BAN Series B (GO)	2.00	6-5-2014	2,352,000	2,369,405
Rockland County NY BAN Series C (GO)	2.50	8-30-2013	3,340,000	3,344,776
Rockland County NY RAN Series C (GO)	2.50	9-24-2013	6,060,000	6,070,120
Saint Lawrence County NY RAN (GO)	1.50	8-30-2013	7,000,000	7,004,550
Suffolk County NY RAN (GO)	2.00	3-27-2014	30,500,000	30,843,735
Suffolk County NY TAN Series B (GO, AGM Insured)	2.00	10-15-2015	2,860,000	2,916,971
Suffolk County NY TAN (GO)	2.00	8-14-2013	57,000,000	57,116,280
Suffolk County NY Water Authority BAN Series B (Water & Sewer Revenue) ±	0.46	4-1-2014	25,850,000	25,886,966
Suffolk County NY Water Authority BAN Series III (GO)	2.00	9-12-2013	33,000,000	33,109,560
Triborough Bridge & Tunnel Authority New York Various Refunding General Sub Series B-C (Transportation Revenue) ±	0.50	1-1-2030	13,700,000	13,727,126
Triborough Bridge & Tunnel Authority New York Various Refunding General Sub Series B-D (Transportation Revenue) ±	0.72	1-1-2031	40,800,000	40,927,296
Utica NY Industrial Development Agency Utica College Project Series B (Education Revenue, Citizens Bank LOC) ø	0.13	10-1-2034	7,505,000	7,505,000
Utica NY School District (GO, State Aid Withholding)	2.00	7-1-2015	1,095,000	1,108,950
Utica NY School District (GO, State Aid Withholding)	3.00	7-1-2016	960,000	991,594
Utica NY School District (GO, State Aid Withholding)	3.00	7-1-2017	1,320,000	1,355,719
Utica NY School District RAN (GO, State Aid Withholding)	1.50	6-16-2014	10,000,000	10,064,300
Westchester County NY Health Senior Lien Series B (Health Revenue)	5.00	11-1-2013	2,500,000	2,537,800
Westchester County NY Hudson Project (Health Revenue)	2.00	1-1-2016	450,000	450,549
Westchester County NY Hudson Project (Health Revenue)	3.00	1-1-2017	500,000	510,885
Westchester County NY Hudson Project (Health Revenue)	3.00	1-1-2018	450,000	457,997
Yonkers NY Series A (GO)	2.00	7-1-2013	700,000	700,084
Yonkers NY Series A (GO)	2.00	7-1-2014	490,000	495,625
Yonkers NY Series A (GO)	4.00	7-1-2015	1,000,000	1,052,540
Yonkers NY Series A (GO)	4.00	7-1-2016	2,835,000	3,031,919
Yonkers NY Series B (GO, State Aid Withholding)	2.00	7-1-2013	570,000	570,074
Yonkers NY Series B (GO, State Aid Withholding)	3.00	7-1-2015	1,495,000	1,547,504
Yonkers NY Series B (GO, State Aid Withholding)	3.00	7-1-2016	1,290,000	1,345,754
Yonkers NY Series C (GO)	2.00	8-15-2014	470,000	475,852
Yonkers NY Series C (GO)	4.00	8-15-2015	1,000,000	1,055,260
Yonkers NY Series C (GO)	4.00	8-15-2016	2,085,000	2,233,827
Yonkers NY Series D (GO, State Aid Withholding)	3.00	8-15-2015	1,925,000	1,995,667
Yonkers NY Series D (GO, State Aid Withholding)	3.00	8-15-2016	660,000	689,113

				1,334,124,991

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

North Carolina: 0.71%
Mecklenburg County NC Series A (Miscellaneous Revenue) ±	0.43%	2-1-2028	$2,465,000	$2,465,493
New Hanover County NC Hospital Refunding New Hanover Regional Medical B-2 (Health Revenue, AGM Insured, Bank of America NA SPA) ø	0.32	10-1-2026	13,205,000	13,205,000
New Hanover County NC Series A-1 (Health Revenue, AGM Insured, Bank of America NA SPA) ø	0.32	10-1-2023	925,000	925,000
North Carolina Eastern Municipal Power Refunding Series D (Utilities Revenue)	5.00	1-1-2014	4,265,000	4,365,867
North Carolina Eastern Municipal Power Refunding Series D (Utilities Revenue)	5.00	1-1-2015	11,585,000	12,336,519
North Carolina Medical Care Commission Marian Parham Medical Center (Health Revenue, Radian Insured)	5.50	10-1-2017	700,000	709,331
North Carolina Medical Care Commission Moses Cone Health System (Health Revenue)	5.00	10-1-2015	500,000	543,305
University of North Carolina Chapel Hill Series A (Education Revenue) ±	0.58	12-1-2041	10,000,000	10,021,100

				44,571,615

North Dakota: 0.08%
Fargo ND Health System Sanford (Health Revenue)	4.00	11-1-2014	4,485,000	4,687,363

Ohio: 0.65%
Cleveland OH Municipal School District Refinance & School Improvement (GO, South Dakota Credit Program Insured)	3.00	12-1-2013	1,535,000	1,550,580
Cleveland OH Municipal School District Refinance & School Improvement (GO, South Dakota Credit Program Insured)	4.00	12-1-2014	1,580,000	1,651,748
Coventry OH Local School District BAN (GO) %%	1.75	1-15-2014	6,091,579	6,115,458
Cuyahoga OH Metropolitan Housing Authority Fairfax Intergenerational (Housing Revenue)	2.63	4-1-2014	3,500,000	3,553,410
Lake County OH Port Authority Mary Rose Estate Apartments Project (Housing Revenue)	0.80	7-15-2013	3,500,000	3,500,280
Marion OH BAN (GO)	2.00	9-12-2013	1,130,000	1,131,808
Oakwood Village OH Series 2 (GO)	1.50	10-2-2013	2,809,500	2,814,698
Ohio State Solid Waste Disposal (Resource Recovery Revenue) ±	0.42	11-1-2035	2,000,000	2,000,000
Ohio Water Development Authority Waste Management Project (Resource Recovery Revenue) ø	0.60	7-1-2021	3,500,000	3,500,000
Scioto County OH Marine Terminal Facility Refunding Norfolk Southern Corporation Project (IDR) ±	5.30	8-15-2013	3,000,000	3,010,410
Warren County OH Health Care Facilities Otterbein Homes Series A (Health Revenue) %%	4.00	7-1-2016	1,760,000	1,859,106
Warren County OH Health Care Facilities Otterbein Homes Series A (Health Revenue) %%	4.00	7-1-2017	4,375,000	4,624,681
Warrensville Heights OH City School District School Improvement (GO, National/FGIC Insured)	7.00	12-1-2014	1,150,000	1,233,456
Warrensville Heights OH Series 2 (GO)	2.00	12-19-2013	1,800,000	1,803,060
Warrensville Heights OH Series 3 (GO)	1.75	9-4-2013	2,500,000	2,504,150

				40,852,845

Oklahoma: 0.26%
Hulbert OK EDA Oklahoma Clear Creek Monastery (Miscellaneous Revenue, Bank of America NA LOC) ø	0.31	7-1-2036	11,905,000	11,905,000
Oklahoma City Airport Trust Junior Lien-30th Series (Airport Revenue)	4.00	7-1-2013	3,700,000	3,701,110
Oklahoma County OK Finance Authority Luther Public Schools Project (Miscellaneous Revenue)	2.00	9-1-2015	735,000	750,339

				16,356,449

14	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Oregon: 0.09%
Gilliam County OR Waste Management Series A (Resource Recovery Revenue) ±144A	0.85%	8-1-2025	$5,900,000	$5,847,490

Pennsylvania: 1.69%
Berks County PA Municipal Authority Phoebe-Devitt Homes Project Series A (Health Revenue) ø	0.76	5-1-2037	3,905,000	3,905,000
Blair County PA Hospital Authority Altoona Regional Health System (Health Revenue)	4.00	11-15-2013	1,315,000	1,329,399
Butler County PA General Authority South Park School District Project (Miscellaneous Revenue, AGM Insured, PNC Bank NA SPA) ø	0.30	8-1-2027	7,415,000	7,415,000
Delaware County PA Authority Neumann University (Education Revenue)	3.00	10-1-2013	495,000	496,688
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.10	7-1-2013	1,250,000	1,250,600
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue, Morgan Stanley Bank LIQ) 144Aø	0.31	7-1-2017	7,500,000	7,500,000
Downingtown PA School District (GO, State Aid Withholding) ±	0.43	5-1-2030	6,000,000	6,018,780
Harrisburg PA Authority Resources Guaranteed Sub Series D2 (Resource Recovery Revenue, AGM Insured) ø	5.00	12-1-2033	4,700,000	4,694,031
Pennsylvania Department of General Services (Miscellaneous Revenue, AGM Insured)	2.00	11-1-2013	1,335,000	1,341,275
Pennsylvania Department of General Services (Miscellaneous Revenue, AGM Insured)	3.00	11-1-2014	1,500,000	1,542,840
Pennsylvania Department of General Services (Miscellaneous Revenue, AGM Insured)	3.00	5-1-2015	1,385,000	1,431,384
Pennsylvania Department of General Services (Miscellaneous Revenue, AGM Insured)	3.00	11-1-2015	1,500,000	1,560,240
Pennsylvania Department of General Services (Miscellaneous Revenue, AGM Insured)	4.00	5-1-2016	1,225,000	1,304,931
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, Ambac Insured)	5.00	12-1-2013	9,150,000	9,212,403
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project (Resource Recovery Revenue) ±	2.75	9-1-2013	3,055,000	3,060,132
Pennsylvania EDFA Waste Management Project (Resource Recovery Revenue) ±	1.75	12-1-2033	4,000,000	3,998,080
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	0.61	12-1-2016	6,750,000	6,773,018
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	0.71	6-1-2014	6,770,000	6,786,113
Pennsylvania Turnpike Commission Series C (Transportation Revenue) ±	0.96	12-1-2013	8,120,000	8,139,975
Philadelphia PA Gas Works 7th Series 1998 General Ordinance (Utilities Revenue, Ambac Insured)	5.00	10-1-2013	500,000	505,460
Pittsburgh PA Water & Sewer Authority First Lien Series D-2 (Water & Sewer Revenue, AGM Insured, PNC Bank NA SPA) ø	0.23	9-1-2040	5,000,000	5,000,000
Pittsburgh PA Water & Sewer Authority Series C-1D (Water & Sewer Revenue, AGM Insured) ±	1.40	9-1-2035	6,000,000	6,002,880
Reading PA Series A (GO)	4.00	11-15-2013	2,000,000	2,019,120
Tioga County PA IDA Mansfield Series C-1 (Housing Revenue)	3.00	3-1-2014	12,000,000	12,116,520
Washington County PA Washington Hospital Project (Health Revenue)	4.00	7-1-2016	1,080,000	1,149,930
Washington County PA Washington Hospital Project (Health Revenue)	4.00	7-1-2017	1,085,000	1,165,811

				105,719,610

Puerto Rico: 1.24%
Puerto Rico (Tax Revenue, National Insured)	6.00	7-1-2015	325,000	340,145
Puerto Rico Aqueduct & Senior Lien Series A (Water & Sewer Revenue)	5.00	7-1-2013	4,260,000	4,260,724
Puerto Rico Aqueduct & Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2015	3,125,000	3,212,094
Puerto Rico Commonwealth Highway & Transportation Authority Series W (Tax Revenue, National Insured)	5.50	7-1-2013	745,000	745,305
Puerto Rico Electric Power Authority (Utilities Revenue, National Insured)	5.00	7-1-2013	600,000	600,174
Puerto Rico Electric Power Authority (Utilities Revenue, National Insured)	5.00	7-1-2015	4,340,000	4,486,518
Puerto Rico Electric Power Authority Series JJ (Utilities Revenue, National Insured)	5.25	7-1-2013	4,155,000	4,156,288

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority Series JJ (Utilities Revenue, National Insured)	5.25%	7-1-2015	$3,155,000	$3,276,751
Puerto Rico Electric Power Authority Series QQ (Utilities Revenue, Syncora Guarantee Incorporated Insured)	5.50	7-1-2015	1,145,000	1,193,342
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)	5.00	7-1-2014	1,445,000	1,490,850
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)	5.00	7-1-2015	1,000,000	1,054,720
Puerto Rico Electric Power Authority Series WW (Utilities Revenue)	5.25	7-1-2013	5,220,000	5,221,618
Puerto Rico Electric Power Authority Series ZZ (Utilities Revenue)	5.00	7-1-2013	2,000,000	2,000,580
Puerto Rico Government Development Bank (Miscellaneous Revenue, National Insured)	4.75	12-1-2015	2,000,000	2,021,580
Puerto Rico Government Development Series B (Miscellaneous Revenue)	5.00	12-1-2013	3,405,000	3,442,591
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue, HUD Insured)	5.50	12-1-2015	4,640,000	5,041,360
Puerto Rico Highway & Transportation Authority Series A (Tax Revenue, Ambac Insured)	5.50	7-1-2013	1,030,000	1,030,268
Puerto Rico Highway & Transportation Authority Series DCL-007 (Transportation Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø	0.56	1-1-2028	10,845,000	10,845,000
Puerto Rico Highway & Transportation Authority Series K (Transportation Revenue)	5.00	7-1-2014	1,595,000	1,631,334
Puerto Rico Highway & Transportation Authority Series Y (Tax Revenue)	6.25	7-1-2013	1,000,000	1,000,350
Puerto Rico Highway & Transportation Authority Series Y (Tax Revenue, AGM Insured)	6.25	7-1-2014	1,145,000	1,194,979
Puerto Rico Housing Finance Authority Subordinated Capital Fund Modernization (Housing Revenue, HUD Insured)	5.00	12-1-2013	2,455,000	2,498,012
Puerto Rico Municipal Finance Agency Series A (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2014	1,420,000	1,468,635
Puerto Rico Municipal Finance Agency Series C (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2013	1,485,000	1,489,648
Puerto Rico Municipal Finance Agency Series C (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2014	3,655,000	3,780,184
Puerto Rico Public Improvement (Miscellaneous Revenue, National Insured)	5.50	7-1-2013	4,500,000	4,501,170
Puerto Rico Public Improvement Series A (GO, National Insured)	5.50	7-1-2014	3,565,000	3,663,822
Puerto Rico Series A (GO, AGM Insured)	5.00	7-1-2016	1,750,000	1,868,965

				77,517,007

Rhode Island: 0.22%
Cranston RI Series B (GO, State Aid Withholding)	2.00	7-1-2014	1,250,000	1,266,813
Cranston RI Series B (GO, State Aid Withholding)	3.00	7-1-2015	1,000,000	1,032,390
Rhode Island Convention Center Authority (Miscellaneous Revenue, National Insured)	5.25	5-15-2015	8,995,000	9,267,549
Rhode Island Health & Educational Refunding Johnson & Wales University (Education Revenue, Syncora Guarantee Incorporated Insured)	5.25	4-1-2015	1,510,000	1,515,783
Rhode Island Student Loan Authority Program Senior Series A (Education Revenue)	4.00	12-1-2015	410,000	433,550

				13,516,085

South Carolina: 0.95%
Charleston County SC Care Alliance Health Services Series A (Health Revenue, AGM Insured)	5.13	8-15-2015	1,000,000	1,085,850
Jasper County SC BAN (Miscellaneous Revenue)	1.25	2-7-2014	3,000,000	3,000,390
South Carolina Jobs EDA Improvement Palmetto Health Project (Health Revenue) ±	0.81	8-1-2039	41,600,000	41,565,888
South Carolina Jobs EDA Refunding Palmetto Health Series A (Health Revenue, AGM Insured)	2.75	8-1-2014	870,000	886,269

16	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

South Carolina (continued)
South Carolina Public Services Authority Santee Cooper Series B (Water & Sewer Revenue)	5.00%	12-1-2013	$3,625,000	$3,698,733
South Carolina Public Services Authority Santee Cooper Series C (Water & Sewer Revenue)	5.00	12-1-2013	5,840,000	5,958,786
South Carolina Public Services Authority Santee Cooper Series C (Water & Sewer Revenue)	5.00	12-1-2014	3,185,000	3,397,440

				59,593,356

Tennessee: 2.07%
Lewisburg TN Industrial Development Board Waste Management Project (Resource Recovery Revenue) ø	0.55	7-2-2035	18,000,000	18,000,000
Memphis Shelby County TN Industrial Development Board Boys & Girls Club Series A (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.18	1-1-2028	4,530,000	4,530,000
Municipal Energy Acquisition Corporation Tennessee Gas Revenue PUTTER Series 1578 (Utilities Revenue, JPMorgan Chase & Company LIQ) ø	0.17	12-1-2016	20,190,000	20,190,000
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.22	6-1-2042	10,000,000	10,000,000
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2013	13,735,000	13,814,526
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	2-1-2014	3,415,000	3,482,959
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2014	22,150,000	22,971,765
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2015	15,245,000	16,080,578
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2016	4,315,000	4,596,554
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2016	6,580,000	7,007,700
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2017	6,850,000	7,337,515
Unicoi County TN (GO, National/FGIC Insured)	5.00	4-1-2015	1,100,000	1,154,428

				129,166,025

Texas: 9.21%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, National Insured)	5.00	8-15-2034	3,015,000	3,030,497
Central Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	3.00	1-1-2014	100,000	100,442
Central Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	4.00	1-1-2015	250,000	256,190
Central Regional Mobility Authority Subordinated Lien (Transportation Revenue)	4.00	1-1-2015	400,000	407,992
Coastal Bend TX Health Facilities Development Corporation (Health Revenue, AGM Insured) ±(m)	0.70	7-1-2031	33,650,000	33,650,000
Dallas Fort Worth TX International Airport Series A (Airport Revenue, National Insured)	5.50	11-1-2016	5,000,000	5,084,400
Eagle Mountain & Saginaw TX Independent Various School Building (GO, Permanent School Fund Insured) ±	2.50	8-1-2050	2,000,000	2,047,460
Galveston TX Hotel Occupancy Series B (Tax Revenue, AGM Insured)	4.00	9-1-2016	420,000	451,567
Gulf Coast Waste Disposal Authority Waste Management of Texas Series B (Resource Recovery Revenue) ±	0.85	5-1-2028	7,750,000	7,681,025
Harris County TX Cultural Education Mortgage Baylor College (Health Revenue) ±	1.11	11-15-2045	13,375,000	13,416,061
Harris County TX Health Facilities Development Corporation Series A3 (Health Revenue, AGM Insured) ±(m)	0.70	7-1-2031	41,600,000	41,600,000
Harris County TX Health Facilities Development Corporation Series A4 (Health Revenue, AGM Insured) ±(m)	0.70	7-1-2031	27,025,000	27,025,000
Harris County TX Senior Lien Toll Road Series B (Transportation Revenue) ±	0.65	8-15-2021	25,430,000	25,435,340
Houston City TX Water Conveyance System Series J (Miscellaneous Revenue, Ambac Insured)	6.25	12-15-2013	3,500,000	3,570,175
Houston TX PFOTER 265 (Water & Sewer Revenue, AGM Insured, Dexia Credit Local LIQ) ø	0.44	12-1-2028	6,850,000	6,850,000

Portfolio of investments—June 30, 2013	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Houston TX Utility System Combined First Lien Security Industry & Financial Market Association Index Series A (Water & Sewer Revenue) ±	0.61%	5-15-2034	$29,800,000	$29,840,528
Katy TX Independent School District Series C (GO, Permanent School Fund Insured) ±	0.78	8-15-2036	14,500,000	14,528,130
Lower Colorado River TX Authority Revenue Prefunded 2012-8 (Utilities Revenue, Ambac Insured)	5.25	5-15-2014	25,000	25,102
Mission TX Economic Development Corporation Republic Services Incorporated Project (Solid Waste Revenue) ø	0.57	1-1-2026	6,000,000	6,000,000
Mission TX Economic Development Corporation Solid Waste Disposal Republic Services Incorporated Series A (Resource Recovery Revenue) ø	0.45	1-1-2020	12,750,000	12,750,000
Mission TX Economic Development Corporation Waste Management Project (Resource Recovery Revenue) ±	6.00	8-1-2020	15,525,000	15,584,461
North Central Texas Health Facility Development Corporation Children’s Medical Center Project (Health Revenue, National Insured)	5.75	8-15-2013	1,570,000	1,576,327
North Texas Higher Education Authority Incorporated Student Loan Series 1 Class A1 (Education Revenue) ±	0.68	7-1-2019	14,320,000	14,319,714
Sam Rayburn TX Municipal Power Agency (Utilities Revenue)	5.00	10-1-2015	1,700,000	1,840,301
San Antonio TX Electric & Gas Refunding System Junior Lien Series B (Utilities Revenue) ±	2.00	12-1-2027	2,000,000	2,054,900
Sherman TX Independent School District School Building (GO, Banco Bilboa Vizcaya SPA) ±	0.90	8-1-2036	3,875,000	3,875,116
Texas Municipal Gas Acquisition & Supply Corporation I Gas Supply Revenue Senior Lien Series A (Utilities Revenue)	5.00	12-15-2014	4,170,000	4,372,454
Texas Municipal Gas Acquisition & Supply Corporation I Series A (Utilities Revenue)	5.00	12-15-2015	630,000	673,993
Texas Municipal Gas Acquisition & Supply Corporation II Series 1993B (Utilities Revenue, BNP Paribas LIQ) ø	0.21	9-15-2018	77,390,000	77,390,000
Texas Municipal Gas Acquisition & Supply Corporation II Series A (Utilities Revenue) ±	0.88	9-15-2017	38,040,000	37,807,576
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	3.00	12-15-2013	1,550,000	1,562,788
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2014	2,000,000	2,098,020
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2015	2,900,000	3,080,728
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2016	2,500,000	2,700,575
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	78,150,000	77,714,705
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.73	12-15-2017	5,195,000	5,114,010
Texas SA Energy Acquisition Public Facility Corporation (Utilities Revenue)	5.25	8-1-2015	2,185,000	2,334,192
Texas Transportation Commission State Highway Series B (Transportation Revenue, Banco Bilboa Vizcaya SPA) ø	0.40	4-1-2026	26,000,000	26,000,000
Texas Transportation Commission Turnpike System First Tier PUTTER Series B (Transportation Revenue) ±	1.25	8-15-2042	46,000,000	46,025,760
Weslaco TX Health Facilities Development Various Refunding & Improvement Knapp Medical Center Series A (Health Revenue, Compass Bank LOC) ø	0.71	6-1-2038	7,215,000	7,215,000
Weslaco TX Health Facilities Development Various Refunding & Improvement Knapp Medical Center Series B (Health Revenue, Compass Bank LOC) ø	0.71	6-1-2031	8,305,000	8,305,000

				575,395,529

Utah: 0.18%
Unified Fire Authority RAN (GO)	1.50	12-20-2013	11,000,000	11,043,890

Virgin Islands: 0.01%
Virgin Islands PFA Matching Funding Loan Note Senior Lien Series A (Tax Revenue)	4.00	10-1-2013	400,000	403,244

Virginia: 0.43%
Virginia Public Building Authority Series A (Miscellaneous Revenue)	3.50	8-1-2015	7,000,000	7,028,000
Virginia Small Business Financing Authority (Health Revenue)	9.00	7-1-2039	17,970,000	19,739,326

				26,767,326

18	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2013

Security name	Interest rate	Maturity date	Principal	Value

Washington: 0.30%
Energy Northwest Washington Refunding Project 1 Series A (Utilities Revenue)	5.00%	7-1-2013	$5,000,000	$5,002,000
King County WA Public Hospital District Limited Tax ROC RR-II-R-11412 (GO, AGM Insured, Citibank NA LIQ) ø	0.21	12-1-2015	6,930,000	6,930,000
Washington EDFA Series D (Resource Recovery Revenue) ±	2.00	11-1-2017	7,000,000	7,055,370

				18,987,370

West Virginia: 0.32%
Mason County WV PCR Appalachian Power Company (Utilities Revenue) ±	2.00	10-1-2022	20,000,000	20,279,600

Wisconsin: 0.90%
Cashton WI School District BAN (Miscellaneous Revenue) ##	1.25	12-12-2013	4,900,000	4,906,517
Kenosha WI Unified School District (Tax Revenue)	1.50	9-19-2013	23,500,000	23,551,465
Lake Geneva WI Joint School District (Miscellaneous Revenue)	2.75	1-1-2014	1,450,000	1,450,276
Milwaukee WI RDA Historic Third Ward Package (Transportation Revenue, Northern Trust Company LOC) ø	0.06	9-1-2028	1,000,000	1,000,000
Milwaukee WI Series F9 (GO) ±	0.51	2-15-2032	7,500,000	7,500,975
Waukesha WI Housing Preservation Authority (Housing Revenue) ø	0.95	12-1-2042	3,030,000	3,030,000
Whitehall WI School District BAN (Miscellaneous Revenue)	1.55	12-2-2013	8,250,000	8,262,788
Wisconsin HEFA Agnesian Health Care Incorporated (Health Revenue)	5.00	7-1-2013	735,000	735,272
Wisconsin HEFA Aurora Health Care Incorporated Series B (Health Revenue)	5.00	7-15-2013	6,000,000	6,012,780

				56,450,073

Total Municipal Obligations (Cost $6,164,086,122)				6,179,446,104

	Yield		Shares
Short-Term Investments: 1.94%

Investment Companies: 1.94%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		120,952,842	120,952,842

Total Short-Term Investments (Cost $120,952,842)				120,952,842

Total investments in securities (Cost $6,285,038,964) *	100.85%	6,300,398,946
Other assets and liabilities, net	(0.85)	(53,211,651)

Total net assets	100.00%	$6,247,187,295

±	Variable rate investment. The rate shown is the rate in effect at period end.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

¤	Security issued in zero coupon form with no periodic interest payments.

%%	Security issued on a when-issued basis.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

*	Cost for federal income tax purposes is $6,285,008,911 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$18,982,768
Gross unrealized depreciation	(3,592,733)

Net unrealized appreciation	$15,390,035

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the financial statements of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund, and Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Funds”), three of the funds comprising the Wells Fargo Funds Trust, as of June 30, 2013, and for each of the years or periods presented and have issued our unqualified reports thereon dated August 26, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audits included audits of the Funds’ portfolios of investments (the “Portfolios”) as of June 30, 2013 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Portfolios based on our audits.

In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts August 26, 2013

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	August 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	August 26, 2013

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date:	August 26, 2013